UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Advantage Emerging Markets Fund

BlackRock Global Long/Short Equity Fund

iShares Edge MSCI Multifactor Intl Index Fund

iShares Edge MSCI Multifactor USA Index

iShares Edge MSCI Min Vol EAFE Index Fund

iShares Edge MSCI Min Vol USA Index Fund

iShares Edge MSCI USA Momentum Factor Index Fund

iShares Edge MSCI USA Quality Factor Index Fund

iShares Edge MSCI USA Size Factor Index Fund

iShares Edge MSCI USA Value Factor Index Fund

iShares MSCI Asia ex Japan Index Fund

iShares MSCI Developed World Index Fund

iShares Russell Mid-Cap Index Fund

iShares Russell Small/Mid-Cap Index Fund

iShares Total U.S. Stock Market Index Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2018

Date of reporting period: 07/31/2018

Item 1 – Report to Stockholders

JULY 31, 2018

ANNUAL REPORT

BlackRock FundsSM

➢	BlackRock Advantage Emerging Markets Fund
➢	BlackRock Global Long/Short Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended July 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market, while Turkey became embroiled in a currency crisis shortly after the end of the reporting period.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.3 trillion balance sheet by approximately $180 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.70%	16.24%
U.S. small cap equities (Russell 2000® Index)	6.75	18.73
International equities (MSCI Europe, Australasia, Far East Index)	(5.12)	6.40
Emerging market equities (MSCI Emerging Markets Index)	(11.94)	4.36
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.85	1.43
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.95)	(3.66)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.45)	(0.80)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.20	1.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.65	2.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2018	BlackRock Advantage Emerging Markets Fund

Investment Objective

BlackRock Advantage Emerging Markets Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

During the 12-month period ending July 31, 2018, the Fund outperformed its benchmark, the MSCI Emerging Markets Index, with the exception of the Fund’s Investor C Shares, which underperformed.

What factors influenced performance?

As part of its investment strategy, the Fund used derivatives, including total return swaps and futures, to achieve exposure to a market or to manage market and/or equity risks. The derivatives used had no material impact on performance and there were no material changes in the types of derivatives used.

The primary contributor to the Fund’s performance was strength across macro thematic and sentiment based insights. Early in the period, as markets continued to advance to new highs globally, these signal composites successfully positioned the portfolio to take advantage of growth trends in the market. Specifically, industry- and country-timing models led performance. One of the top performing insights was an industry-timing model that led the Fund to take an overweight position in materials stocks. This position added to returns, as the commodity complex benefited from reflationary trends and synchronized global growth persisted for most of the period. Elsewhere, country-timing insights produced gains in the Fund’s positions in Russia, Malaysia and Brazil. These positions were motivated by a combination of attractive valuations and prospects for policy reform and accommodation. Another macro thematic insight that captures economic impact based on geographic effects of severe weather events added to performance in the Fund’s positioning in Taiwan.

Trend-based strategies also performed well in a broadly supportive market environment during the period, as volatility largely remained near historic lows. Unsurprisingly, stock-selection insights that seek to capture and identify sentiment of informed market participants had a positive impact on performance. Notably, text-based analyses of sell-side analyst reports and company executive conference calls performed well across information technology (“IT”) companies in Taiwan and India respectively.

However, as market volatility rose, fundamental insights identifying quality were additive, as investors preferred investments with defensive characteristics. In particular, capturing operational efficiency through cash flow generation and external financing insights provided relative gains. Finally, as more Chinese domestic A-share equities were included in the emerging market equity benchmark, a regional model specific to those stocks contributed to performance.

Despite the Fund’s relative outperformance, a few themes evolved during the period that adversely affected performance. Fundamental stock-selection insights that seek to identify relative valuations were persistent detractors for most of the period. This was broadly observed across markets globally, as investors increasingly demonstrated a preference for growth assets over assets demonstrating more attractive value characteristics. Notably, insights that sought to capture value across sales and profit measures struggled among Taiwanese and South Korean IT companies. These stocks, many of which had underweight positions in the Fund because of their stretched valuations, saw substantial gains for most of the period during the global rally in IT stocks. Encouragingly, however, the value composite of signals performed better toward the end of the period, as the market rotated out of heavily owned IT stocks into pockets of value.

Additionally, there were notable market events that also detracted from performance. Specifically, a continued underweight to Indian equities weighed on performance in October after the government took unexpected steps to recapitalize India’s banking industry, which led to a strong rally for the stock market there. Also, later in the period, country-timing models within the macro thematic composite were notable detractors, especially because they positioned the portfolio to prefer investments in Turkey. This was primarily observed through the Fund’s allocations to financials, which declined sharply as both currency and political risk in Turkey put stress on the country’s financial markets.

Describe recent portfolio activity.

Over the course of the period, the Fund maintained a balanced allocation of risk across all major return drivers. At a more granular level, however, a number of new signals were added within the Fund’s stock selection model. A new insight that uses company executive conference call data to capture longer term trends across fundamentals was added in the sentiment composite of signals. Also, a new style timing model highlighting the similarity of current market regimes to those in the past was added within the macro thematic composite. Finally, a stock selection model that evaluates companies on the basis of governance and ethics as well as sustainability of their business practices from a social and environmental perspective was added during the period.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund ended the period overweight to Russia and Turkey, based on relative valuations, accommodative policies, and improving fundamentals, especially among Russian materials stocks and Turkish financial stocks. The Fund continues to hold an underweight position in Taiwan, and positions in South Korea are underweight as well due to signs of diminished reform potential within the country.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	BlackRock Advantage Emerging Markets Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(c)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities issued by, or tied economically to, companies in emerging markets and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Emerging Markets Long/Short Equity Fund.

(d)

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets and consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

Performance Summary for the Period Ended July 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(12.12)%	4.85%	N/A	0.10%	N/A	1.17%	N/A
Investor A	(12.28)	4.61	(0.88)%	(0.14)	(1.21)%	0.93	0.13%
Investor C	(12.49)	3.86	2.86	(0.89)	(0.89)	0.17	0.17
Class K	(12.12)	4.85	N/A	0.10	N/A	1.17	N/A
MSCI Emerging Markets Index	(11.94)	4.36	N/A	5.25	N/A	5.96	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees, and how performance was concluded for certain share classes.

(b)	The Fund commenced operations on October 6, 2011.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (02/01/2018)	Ending Account Value (07/31/2018)	Expenses Paid During the Period (e)	Beginning Account Value (02/01/2018)	Ending Account Value (07/31/2018)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$878.80	$4.33	$1,000.00	$1,020.18	$4.66	0.93%
Investor A	1,000.00	877.20	5.49	1,000.00	1,018.94	5.91	1.18
Investor C	1,000.00	875.10	9.02	1,000.00	1,015.17	9.69	1.94
Class K	1,000.00	878.80	4.15	1,000.00	1,020.38	4.46	0.89

(e)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(f)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of July 31, 2018	BlackRock Global Long/Short Equity Fund

Investment Objective

BlackRock Global Long/Short Equity Fund’s (the “Fund”) investment objective is to seek total return over the long term.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2018, the Fund outperformed its benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

As part of its investment strategy, the Fund uses derivatives, including total return swaps and futures, to achieve exposure to a market or to manage market and/or equity risks. Through its use of derivatives, the Fund’s performance is attributable to stock selection and beta timing based on security analysis coupled with a long-short approach to controlling the Fund’s exposure to trends in global equity markets.

Continued strength across sentiment-based stock selection insights contributed to the Fund’s relative outperformance, as the first half of the period featured historically low volatility and new highs for equity indices. That backdrop produced an overall environment that benefited growth and trend-based strategies, and it proved beneficial for stock selection insights that seek to capture trends across the views of market participants. In particular, signals that utilize proprietary text analysis in sell-side analyst reports and company executive call transcripts were noteworthy contributors to performance.

The low-volatility environment in the first half eventually gave way to spikes in market risk beginning in February 2018, prompting a rotation for investors toward companies that demonstrated sustainable growth and exhibited defensive traits. This new environment rewarded the Fund’s fundamental stock selection signals, especially those that capture quality characteristics. The environment persisted throughout the second half of the period, and signals that highlight companies’ efficiency measures and cash flow generation performed well.

Elsewhere, beta timing was additive. In the first half of the period, the Fund’s strategic 20% net long exposure benefited from the market reaching new highs. The model ultimately evolved toward a market-neutral posture from mid-February through the end of the period, which proved to be a slight detractor from performance during that time.

Contrarian investment strategies proved to be persistently weak during the period, detracting from performance. In particular, strategies that identify stocks using traditional measures of relative valuation that compare share prices to fundamental characteristics such as cash flow and revenue broadly detracted. However, some less traditional measures of value, such as those seeking to avoid overly crowded mutual fund positions, performed better and offset some of the Fund’s underperformance elsewhere.

Near period end, there was a strong rotation away from high-growth positions, especially information technology stocks, toward pockets of value. This move benefited the Fund’s composite of value stock selection insights. Also near the end of the period, macro-thematic insights became detractors from performance. A combination of accommodative monetary policy, tailwinds from a weak euro compared to the U.S. dollar, and evidence of overly pessimistic investor positioning motivated a preference for European equities that proved to be ill-timed in light of escalating trade tensions between the U.S. and the European Union and rising geopolitical risk in Italy. Despite being a standout risk in the portfolio at period end, support from macroeconomic insights, combined with a short hedging position across risky Eurozone banks, offered comfort about the size of the Fund’s positions.

Describe recent portfolio activity.

Over the course of the period, the Fund maintained a balanced allocation of risk across all major return drivers. At a more granular level, a number of new signals were added within our macro thematic stock selection group of insights. This included an insight constructed from a new data set that provides information on business-to-business electronic invoicing to measure activity at an industry and country level. Also, a new style timing model highlighting the similarity of current market regimes to those in the past was added, as was an insight that seeks to avoid crowded mutual fund and exchange-traded fund positions that focus along traditional style factors.

The Fund was fully invested throughout the period. The Fund’s cash exposure had no material impact on performance, as it was principally held in conjunction with the Fund taking long and short positions via the use of derivatives.

Describe portfolio positioning at period end.

Market timing signals positioned the Fund toward a cautious stance, and the portfolio maintained a market-neutral equity exposure at period end. Style timing models reflected a similar tone, as exposures, including short-interest timing, remained below strategic targets. At the country level, the Fund retained its positive stance toward European equities based on more accommodative monetary policy compared to other areas, easing of foreign-exchange headwinds, and overly aggressive investor flows out of the region. Macroeconomic data has also started to produce upside surprises. Conversely, the Fund maintained a short position in the United States, as data pointed to the country’s narrowing edge in economic momentum relative to other regions. At the industry level, the Fund remained relatively balanced across cyclicals and defensive stocks, with preferences for consumer-facing industries over manufacturing that have been driven by trends in labor and input costs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	BlackRock Global Long/Short Equity Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(c)

Under normal conditions, the Fund invests at least 80% of its total assets in equity instruments and related derivative instruments issued by, or tied economically to, companies located in developed markets.

(d)	An unmanaged index that tracks 3-month U.S. Treasury securities.

Performance Summary for the Period Ended July 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.41%	4.73%	N/A	2.16%	N/A	4.15%	N/A
Investor A	0.25	4.43	(1.06)%	1.88	0.79%	3.88	2.88%
Investor C	(0.09)	3.67	2.67	1.13	1.13	3.11	3.11
Class K	0.41	4.82	N/A	2.20	N/A	4.19	N/A
ICE BofAML 3-Month U.S. Treasury Bill Index	0.85	1.43	N/A	0.45	N/A	0.41	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees, and how performance was concluded for certain share classes.

(b)	The Fund commenced operations on December 20, 2012.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (02/01/2018)	Ending Account Value (07/31/2018)	Expenses Paid During the Period (e)	Beginning Account Value (02/01/2018)	Ending Account Value (07/31/2018)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$1,004.10	$8.20	$1,000.00	$1,016.61	$8.25	1.65%
Investor A	1,000.00	1,002.50	9.58	1,000.00	1,015.22	9.64	1.93
Investor C	1,000.00	999.10	13.09	1,000.00	1,011.70	13.17	2.64
Class K	1,000.00	1,004.10	7.80	1,000.00	1,017.01	7.85	1.57

(e)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(f)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Share performance of BlackRock Global Long/Short Equity Fund shown prior to the March 28, 2016 inception date is that of Institutional Shares. Class K Share performance of BlackRock Advantage Emerging Markets Fund shown prior to the January 26, 2018 inception date is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2018 and held through July 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Portfolio Information  as of July 31, 2018

BlackRock Advantage Emerging Markets Fund

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
China	27%
South Korea	9
Taiwan	8
United States	7
Brazil	6
Russia	5
South Africa	5
Mexico	4
Thailand	4
Hong Kong	3
United Kingdom	2
Turkey	2
Poland	2
Philippines	2
Other(a)	4
Other Assets Less Liabilities	1
Short-Term Securities	9

(a)	Other includes a 1% or less investment in each of the following countries: Greece, Hungary, Indonesia, Malaysia, Netherlands, Peru, Switzerland and United Arab Emirates.

BlackRock Global Long/Short Equity Fund

GEOGRAPHIC ALLOCATION

	Percent of Total Investments (b)
Country	Long	Short	Total
United States	49%	23%	72%
Germany	3	2	5
Japan	2	3	5
Netherlands	2	—	2
United Kingdom	2	2	4
Canada	1	—	1
Australia	—	1	1
France	1	—	1
Luxembourg	—	1	1
Norway	—	1	1
Switzerland	—	1	1
Spain	1	—	1
Italy	1	—	1
Other(c)	2	2	4
	64%	36%	100%

(b)	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(c)	Includes holdings within countries representing 1% or less of long-term investments. Please refer to the Schedules of Investments for such countries.

DERIVATIVE FINANCIAL INSTRUMENTS / PORTFOLIO INFORMATION	9

Schedule of Investments July 31, 2018	BlackRock Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 88.0%

Brazil — 6.3%
AMBEV SA	307,800	$1,591,772
AMBEV SA — ADR	248,382	1,276,683
B3 SA — Brasil Bolsa Balcao	43,100	273,186
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	7,825	173,354
Hypermarcas SA	195,700	1,446,907
Iochpe-Maxion SA	144,398	886,786
Itau Unibanco Holding SA, Preference Shares	204,200	2,448,246
Itau Unibanco Holding SA, Preference Shares — ADR	145,488	1,744,401
JBS SA	43,335	104,143
Randon Participacoes SA	79,413	145,357
Tim Participacoes SA	159,080	525,562
Tim Participacoes SA — ADR	56,038	920,144
WEG SA	45,600	224,884

		11,761,425
China — 26.6%
Agile Property Holdings Ltd.	36,000	55,585
Agricultural Bank of China Ltd., Class A	1,146,087	614,325
Alibaba Group Holding Ltd. — ADR(a)	55,198	10,334,722
Avic Capital Co., Ltd., Class A	218,780	157,919
BAIC Motor Corp. Ltd., Class D	115,000	95,581
Baidu, Inc. — ADR(a)	1,535	379,421
Bank of China Ltd., Class H	1,556,000	735,080
Beijing Capital International Airport Co., Ltd., Class H	34,000	38,727
China Agri-Industries Holdings Ltd.	20,000	7,940
China Aoyuan Property Group Ltd.	19,000	13,969
China CITIC Bank Corp., Ltd.	231,100	213,682
China Communications Construction Co., Ltd., Class H	1,244,000	1,378,044
China Communications Services Corp. Ltd., Class H	508,000	322,050
China Construction Bank Corp., Class H	777,000	710,398
China Everbright Bank Co., Ltd.	247,600	133,442
China Life Insurance Co., Ltd., Class H	830,000	2,085,682
China Life Insurance Co., Ltd.	33,500	115,362
China Merchants Bank Co., Ltd., Class H	69,500	272,597
China Minsheng Banking Corp. Ltd., Class A	393,300	352,189
China Mobile Ltd.	368,500	3,328,813
China Pacific Insurance Group Co., Ltd., Class A	93,000	469,816
China Pacific Insurance Group Co., Ltd., Class H	111,600	436,666
China Petroleum & Chemical Corp. — ADR	11,238	1,077,499
China Petroleum & Chemical Corp., Class H	1,602,000	1,539,910
China Railway Construction Corp. Ltd.	246,000	297,165
China Railway Group Ltd., Class H	2,559,000	2,223,024
China Vanke Co., Ltd.	139,300	445,996
CITIC Securities Co. Ltd., Class H	276,000	553,344
Daqin Railway Co., Ltd., Class A	165,600	218,140
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd.	32,000	136,350
Guangzhou R&F Properties Co. Ltd., Class H	19,600	35,288
Hangzhou Hikvision Digital Technology Co., Ltd.	89,050	453,456
Hengan International Group Co. Ltd.	12,000	106,895
Huatai Securities Co., Ltd., Class H(a)	195,400	308,579
Industrial & Commercial Bank of China Ltd., Class H	553,000	410,969
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd.	5,600	105,550
Jiangxi Copper Co., Ltd., Class H	202,000	255,562
Kingboard Chemical Holdings Ltd.	11,500	40,243
Lenovo Group Ltd.(b)	534,000	296,969
Lonking Holdings Ltd.	777,000	357,063
Maanshan Iron & Steel	66,000	35,364
Metallurgical Corp. of China Ltd.	1,468,000	430,789
PetroChina Co., Ltd. — ADR	25,432	1,929,271
PetroChina Co., Ltd., Class H	1,818,000	1,384,490
Ping An Insurance Group Co. of China Ltd., Class H	186,000	1,731,526
SINA Corp.(a)	27,094	2,180,525

Security	Shares	Value
China (continued)
Sinopec Engineering Group Co., Ltd., Class H	65,000	$66,221
Sinopec Shanghai Petrochemical Co., Ltd., Class H	304,000	182,791
Sinopharm Group Co., Ltd., Class H	95,600	404,370
Sinotrans Ltd.	608,000	281,927
Sohu.com Ltd. — ADR(a)	12,409	312,707
Tencent Holdings Ltd.	158,900	7,232,233
Tianneng Power International Ltd.	500,000	689,383
Uni-President China Holdings Ltd.	255,000	295,276
Weichai Power Co., Ltd., Class H	754,000	922,469
Wuliangye Yibin Co., Ltd.	35,000	372,592
Zijin Mining Group Co., Ltd., Class H	514,000	190,561

		49,756,507
Greece — 0.0%
Hellenic Telecommunications Organization SA	4,341	56,414

Hong Kong — 2.8%
China Everbright Ltd.	140,000	247,468
China Mobile Ltd. — ADR	36,708	1,667,644
China Overseas Land & Investment Ltd.	440,000	1,386,188
China Resources Cement Holdings Ltd.	154,000	176,057
China Water Affairs Group Ltd.	70,000	91,884
Haier Electronics Group Co., Ltd.	30,000	87,736
Kingboard Laminates Holdings Ltd.	403,500	484,244
KWG Property Holding Ltd.	257,500	294,446
Nine Dragons Paper Holdings Ltd.	421,000	522,181
Shimao Property Holdings Ltd.	108,000	307,156
Yuexiu Property Co., Ltd.	208,000	39,561

		5,304,565
Hungary — 1.1%
OTP Bank PLC	54,297	2,042,334

Indonesia — 0.6%
Adaro Energy Tbk PT	731,400	96,775
Matahari Department Store Tbk PT	535,700	298,810
PT United Tractors Tbk	79,815	195,539
Tambang Batubara Bukit Asam Persero Tbk PT	1,374,900	427,958

		1,019,082
Malaysia — 1.2%
Astro Malaysia Holdings Bhd	325,700	146,625
Genting Bhd	820,400	1,767,396
Maxis Bhd	180,800	257,988

		2,172,009
Mexico — 4.3%
America Movil SAB de CV, Series L	2,258,959	1,935,619
America Movil SAB de CV, Series L — ADR	64,741	1,107,719
Cemex SAB de CV(a)	116,883	87,108
Grupo Aeroportuario del Centro Norte SAB de CV	77,700	472,635
Grupo Financiero Banorte SAB de CV, Series O	83,150	579,800
Industrias Penoles SAB de CV	20,093	340,684
Wal-Mart de Mexico SAB de CV	1,223,750	3,573,860

		8,097,425
Netherlands — 0.8%
Yandex NV(a)	42,060	1,512,478

Peru — 0.0%
Hochschild Mining PLC	21,751	49,747

Philippines — 1.5%
Ayala Corp.	98,900	1,865,167
Ayala Land, Inc.	1,300,100	1,001,232

		2,866,399
Poland — 1.6%
KGHM Polska Miedz SA	12,872	340,551

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Poland (continued)
LPP SA	46	$112,967
mBank SA	535	62,623
Polski Koncern Naftowy Orlen SA	55,507	1,407,715
Powszechny Zaklad Ubezpieczen SA	90,642	1,042,508

		2,966,364
Russia — 5.2%
Inter Rao UES PJSC	9,677,982	641,654
Lukoil OAO	4,402	314,658
Lukoil PJSC — ADR	42,021	3,014,219
Magnitogorsk Iron & Steel Works OJSC	3,190,744	2,361,267
Mobile Telesystems OJSC — ADR	19,640	172,243
Novatek OAO	19,290	285,628
Novatek PJSC — GDR	8,394	1,332,786
Severstal OAO	37,934	619,847
Severstal PAO — GDR	57,937	945,402

		9,687,704
South Africa — 4.7%
Anglo American Platinum Ltd.	28,708	883,057
Barloworld Ltd.	219,573	2,113,401
Gold Fields Ltd.	22,273	81,736
Massmart Holdings Ltd.	95,818	856,850
Mondi Ltd.	9,156	250,872
Naspers Ltd., Class N	10,793	2,656,899
Sappi Ltd.	162,853	1,163,900
Standard Bank Group Ltd.	47,625	736,411

		8,743,126
South Korea — 8.7%
Daewoo Engineering & Construction Co., Ltd.(a)	41,950	213,388
Doosan Infracore Co., Ltd.(a)	18,701	168,896
Green Cross Corp.	1,156	184,023
GS Engineering & Construction Corp.	1,585	64,436
Hana Financial Group, Inc.	2,636	105,987
Hotel Shilla Co., Ltd.	5,132	458,903
KB Financial Group, Inc.	64,889	3,118,788
KB Financial Group, Inc. — ADR	38,041	1,835,478
Korea Investment Holdings Co., Ltd.	2,404	154,013
LG Display Co., Ltd.	7,179	136,101
LG Electronics, Inc.	50,166	2,818,058
LG International Corp.	6,505	137,447
LOTTE Himart Co., Ltd.	770	53,178
Mirae Asset Daewoo Co. Ltd.	10,431	76,211
NH Investment & Securities Co. Ltd.	14,660	171,048
Poongsan Corp.	14,440	423,259
POSCO	4,037	1,188,151
Posco Daewoo Corp.	12,403	213,048
Samsung Electro-Mechanics Co., Ltd.	417	57,220
Samsung Electronics Co., Ltd.	100,800	4,184,231
Shinhan Financial Group Co., Ltd.	10,293	401,523

		16,163,387
Switzerland — 0.1%
Sinotruk Hong Kong Ltd.	158,000	223,461

Taiwan — 8.4%
Acer, Inc.	106,000	86,562
Chailease Holding Co., Ltd.	122,400	400,575
China Development Financial Holding Corp.	1,497,000	548,371
China Life Insurance Co. Ltd.	129,000	136,647
CTBC Financial Holding Co. Ltd.	2,146,000	1,456,044
Fubon Financial Holding Co. Ltd.	1,035,000	1,717,109
Gigabyte Technology Co., Ltd.	379,000	762,983
Hiwin Technologies Corp.	61,800	606,673
Largan Precision Co., Ltd.	3,000	505,158
MediaTek, Inc.	82,000	681,964

Security	Shares	Value
Taiwan (continued)
Micro-Star International Co., Ltd.	193,000	$663,811
Novatek Microelectronics Corp.	41,000	198,544
Synnex Technology International Corp.	39,000	55,739
Taiwan Semiconductor Manufacturing Co., Ltd.	536,000	4,285,699
Uni-President Enterprises Corp.	1,172,000	3,100,166
WPG Holdings Ltd.	275,000	381,979

		15,588,024
Thailand — 3.6%
Bangkok Dusit Medical Services PCL — NVDR	788,500	628,161
Glow Energy PCL — NVDR	45,900	129,135
Indorama Ventures PCL — NVDR	114,000	204,222
Krungthai Card PCL	74,000	64,169
PTT Exploration & Production PCL — NVDR	202,500	840,758
PTT Global Chemical PCL — NVDR	1,112,400	2,738,225
PTT PCL — NVDR	479,700	739,160
Thai Oil PCL — NVDR	477,900	1,153,163
Total Access Communication PCL	187,300	231,046

		6,728,039
Turkey — 1.7%
Coca-Cola Icecek AS	17,090	102,800
Eregli Demir ve Celik Fabrikalari TAS	413,164	927,160
Ford Otomotiv Sanayi	58,536	702,280
Tekfen Holding	39,062	154,709
Turkiye Garanti Bankasi AS	23,604	34,072
Turkiye Is Bankasi, Class C	1,278,186	1,321,961

		3,242,982
United Arab Emirates — 0.1%
Aldar Properties PJSC	221,657	122,663
Dubai Islamic Bank PJSC	8,609	11,789
Emaar Properties PJSC	47,249	68,065

		202,517
United Kingdom — 1.7%
Anglo American PLC	143,539	3,249,534

United States — 7.0%
Genpact Ltd.	67,183	2,041,020
iShares MSCI India ETF(e)	237,467	8,460,949
WisdomTree India Earnings Fund	95,116	2,547,206

		13,049,175

Total Long-Term Investments — 88.0% (Cost — $169,726,364)		164,482,698

Short-Term Securities — 9.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.79%(c)(e)	17,633,480	17,633,480
SL Liquidity Series, LLC, Money Market Series, 2.15%(c)(d)(e)	182,881	182,918

Total Short-Term Securities — 9.5% (Cost — $17,816,380)		17,816,398

Total Investments — 97.5% (Cost — $187,542,744)		182,299,096
Other Assets Less Liabilities — 2.5%		4,646,986

Net Assets — 100.0%		$186,946,082

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) July 31, 2018	BlackRock Advantage Emerging Markets Fund

(e)

During the year ended July 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 07/31/17	Shares Purchased		Shares Sold		Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	98,535,193	—		(80,901,713	)(b)	$17,633,480	$17,633,480	$730,025		$276	$—
iShares MSCI India ETF	—	271,220		(33,753)		237,467	8,460,949	12,548		44,819	737,406
SL Liquidity Series, LLC, Money Market Series	—	182,881	(c)	—		182,881	182,918	161	(d)	—	18

							$26,277,347	$742,734		$45,095	$737,424

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value sold.
(c)	Represents net shares/investment value purchased.
(d)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to
and	from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
MSCI Emerging Markets E-Mini Index	138	09/21/18	$7,564	$97,148

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Expiration Date	Net Notional	Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Goldman Sachs & Co.	08/03/18 — 10/03/19	$4,596,962	$211,754	(b)	$4,697,015	2.5%
	Morgan Stanley & Co., Inc.	02/24/23 — 03/01/23	4,184,374	358,005	(c)	4,366,930	2.2
	UBS AG	06/12/23 — 06/14/23	4,349,579	(212,926	)(d)	4,126,544	2.3

			$13,130,915	$356,833		$13,190,489

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 25 - 850 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

TMA HKD Overnight Index Average (HONIA)

United States Overnight Bank Funding Rate

US Federal Funds Effective Rate (continuous series)

(b)	Amount includes $111,701 of net dividends and financing fees.
(c)	Amount includes $175,449 of net dividends and financing fees.
(d)	Amount includes $10,109 of net dividends and financing fees.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Advantage Emerging Markets Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of July 31, 2018 expiration dates 08/03/18 — 10/03/19:

	Shares	Value	% of Basket Value
Reference Entity — Long

Brazil
Hypermarcas SA	92,500	$683,898	14.5%

China
China Communications Services Corp., Ltd., Class H	508,000	322,050	6.8
China Petroleum & Chemical Corp., Class H	202,000	194,171	4.1
Sinopec Shanghai Petrochemical Co. Ltd., Class H	390,000	234,501	5.0
Weichai Power Co. Ltd., Class H	175,000	214,101	4.6

		964,823
Hong Kong
KWG Property Holding Ltd.	176,000	201,252	4.3
Nine Dragons Paper Holdings Ltd.	198,000	245,586	5.2
Shimao Property Holdings Ltd.	54,500	155,000	3.3

		601,838
Malaysia
Astro Malaysia Holdings Bhd	113,800	51,231	1.1

South Korea
Hana Financial Group, Inc.	3,188	128,182	2.7
Hanjin Kal Corp.	1	16	0.0
Hyundai Development Co-Engineering & Construction	87	2,069	0.1
Samsung Electronics Co., Ltd.	39,605	1,644,013	35.0

		1,774,280
Taiwan
Uni-President Enterprises Corp.	170,000	449,683	9.6

Turkey
Eregli Demir ve Celik Fabrikalari TAS	46,231	103,745	2.2
Tekfen Holding	19,701	78,028	1.7

		181,773

Total Reference Entity — Long		4,707,526

Reference Entity — Short

China
China Shanshui Cement Group Ltd.	(66,003)	(10,511)	(0.2)

Net Value of Reference Entity — Goldman Sachs & Co.		$4,697,015

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co, Inc. as of July 31, 2018 expiration dates 02/24/23 — 03/01/23:

	Shares	Value	% of Basket Value
Reference Entity — Long

China
China Communications Services Corp. Ltd., Class H	244,000	$154,685	3.6%
China Petroleum & Chemical Corp., Class H	1,236,000	1,188,095	27.2
KWG Property Holding Ltd.	171,500	196,107	4.5
Sinopec Shanghai Petrochemical Co., Ltd., Class H	214,000	128,675	3.0
Sinopharm Group Co., Ltd., Class H	400	1,692	0.0

	Shares	Value	% of Basket Value
China (continued)
Weichai Power Co., Ltd., Class H	251,000	$307,082	7.0%

		1,976,336
Greece
Hellenic Telecommunications Organization SA	5,107	66,368	1.5

Hong Kong
Haier Electronics Group Co., Ltd.	77,000	225,189	5.2

Malaysia
Astro Malaysia Holdings Bhd	112,900	50,826	1.2

Mexico
Kimberly-Clark de Mexico SAB de CV, Class A	3	6	0.0

Russia
Severstal PJSC	660	10,784	0.2

South Korea
POSCO	1,325	389,968	8.9
Samsung Electronics Co., Ltd.	21,800	904,923	20.7

		1,294,891
Turkey
Ford Otomotiv Sanayi SA	10,876	130,484	3.0

United Arab Emirates
Aldar Properties PJSC	257,380	142,432	3.3

United States
Genpact Ltd.	15,458	469,614	10.7

Total Reference Entity — Long		4,366,930

Net Value of Reference Entity — Morgan Stanley & Co, Inc.		$4,366,930

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with UBS AG as of July 31, 2018 expiration dates 06/12/23 — 06/14/23:

	Shares	Value	% of Basket Value
Reference Entity — Long

Brazil
Hypera SA	12,600	$93,158	2.2%
Itau Unibanco Holding SA, Preference Shares	6,900	82,727	2.0
Itau Unibanco Holding SA, Preference Shares — ADR	2,330	27,937	0.7

		203,822
China
China Communications Services Corp. Ltd., Class H	934,000	592,116	14.4
China Petroleum & Chemical Corp., Class H	40,000	38,450	0.9
KWG Property Holding Ltd.	57,000	65,178	1.6
Tencent Holdings Ltd.	4,800	218,469	5.3

		914,213
Hong Kong
Shimao Property Holdings Ltd.	84,500	240,321	5.8

Malaysia
Astro Malaysia Holdings Bhd	128,000	57,624	1.4

South Africa
Gold Fields Ltd.	9,298	34,121	0.8
Standard Bank Group Ltd.	44,283	684,735	16.6

		718,856

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) July 31, 2018	BlackRock Advantage Emerging Markets Fund

	Shares	Value	% of Basket Value
South Korea
Posco ICT Co., Ltd.	1	$6	0.0%
Samsung Electronics Co., Ltd.	32,544	1,350,909	32.7

		1,350,915
Taiwan
Yuanta Financial Holding Co., Ltd.	166	76	0.0

Turkey
Ford Otomotiv Sanayi SA	12,834	153,975	3.7
Turkiye Is Bankasi AS, Class C	113,377	117,260	2.9

		271,235

	Shares	Value	% of Basket Value
United Arab Emirates
Aldar Properties PJSC	273,141	$151,154	3.7%
Dubai Islamic Bank PJSC	30,118	41,243	1.0
Emaar Properties PJSC	98,381	141,723	3.4

		334,120
United States
Genpact Ltd.	1,164	35,362	0.9

Total Reference Entity — Long		4,126,544

Net Value of Reference Entity — UBS AG		$4,126,544

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	$—	$—	$569,759	$212,926

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$97,148	$—	$—	$—	$97,148
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	569,759	—	—	—	569,759

	$—	$—	$666,907	$—	$—	$—	$666,907

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$212,926	$—	$—	$—	$212,926

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$588,782	$—	$—	$—	$588,782
Forward foreign currency exchange contracts	—	—	—	(356,696)	—	—	(356,696)
Swaps	—	—	18,508,779	—	—	—	18,508,779

	$—	$—	$19,097,561	$(356,696)	$—	$—	$18,740,865

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$33,902	$—	$—	$—	$33,902
Forward foreign currency exchange contracts	—	—	—	(48,629)	—	—	(48,629)
Swaps	—	—	(13,321,557)	—	—	—	(13,321,557)

	$—	$—	$(13,287,655)	$(48,629)	$—	$—	$(13,336,284)

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Advantage Emerging Markets Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$18,592,260
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$359,933
Average amounts sold — in USD	$8,526,027
Total return swaps:
Average notional value	$32,555,927

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$97,454	$—
Swaps — OTC(a)	569,759	(212,926)

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$667,213	$(212,926)
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(97,454)	—

Total derivative assets and liabilities subject to an MNA	$569,759	$(212,926)

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received (a)	Net Amount of Derivative Assets (b)
Goldman Sachs & Co.	$211,754	$—	$—	$(211,754)	$—
Morgan Stanley & Co, Inc.	358,005	—	—	—	358,005

	$569,759	$—	$—	$(211,754)	$358,005

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities
UBS AG	$212,926	$—	$—	$(212,926)	$—

(a)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Brazil	$11,761,425	$—	$—	$11,761,425
China	16,618,515	33,137,992	—	49,756,507
Greece	—	56,414	—	56,414
Hong Kong	1,667,644	3,636,921	—	5,304,565
Hungary	—	2,042,334	—	2,042,334
Indonesia	—	1,019,082	—	1,019,082

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) July 31, 2018	BlackRock Advantage Emerging Markets Fund

	Level 1	Level 2	Level 3	Total
Malaysia	$146,625	$2,025,384	$—	$2,172,009
Mexico	8,097,425	—	—	8,097,425
Netherlands	1,512,478	—	—	1,512,478
Peru	—	49,747	—	49,747
Philippines	—	2,866,399	—	2,866,399
Poland	—	2,966,364	—	2,966,364
Russia	172,243	9,515,461	—	9,687,704
South Africa	856,850	7,886,276	—	8,743,126
South Korea	1,835,478	14,327,909	—	16,163,387
Switzerland	—	223,461	—	223,461
Taiwan	—	15,588,024	—	15,588,024
Thailand	—	6,728,039	—	6,728,039
Turkey	—	3,242,982	—	3,242,982
United Arab Emirates	11,789	190,728	—	202,517
United Kingdom	—	3,249,534	—	3,249,534
United States	13,049,175	—	—	13,049,175
Short-Term Investment Fund	17,633,480	—	—	17,633,480

Subtotal	$73,363,127	$108,753,051	$—	$182,116,178

Investments Valued at NAV(a)				182,918

Total				$182,299,096

Derivative Financial Instruments(b)
Assets:
Equity contracts	$97,148	$356,833	$—	$453,981

(a)	As of July 31, 2018, certain of the Fund’s Investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps and futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	BlackRock Global Long/Short Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Preferred Securities — 0.6%

Preferred Stocks — 0.6%
United States — 0.6%
AliphCom, Series 6, (Acquired 12/15/15, cost $0)(a)(b)(c)	8,264	$—
AliphCom, Series 8, (Acquired 03/10/15, cost $1,750,010)(a)(b)(c)	823,530	8
Illumio Inc., (Acquired 3/10/15, cost $1,500,001)(a)(b)	466,730	1,689,563
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $1,999,998), 0.00%(a)(b)	326,264	1,885,806
Uber Technologies, Inc., Series E, (Acquired 12/04/14, cost $415,813), 0.00%(a)(b)	12,480	499,200

Total Preferred Stocks — 0.6% (Cost — $5,665,812)		4,074,577

Total Preferred Securities — 0.6% (Cost — $5,665,812)		4,074,577

	Par (000)
U.S. Treasury Obligations — 1.0%
U.S. Treasury Notes (3 mo.Treasury money market yield + 0.06%), 1.98%, 07/31/19(d)	$6,135	6,140,154

Total U.S. Treasury Obligations — 1.0% (Cost — $6,142,383)		6,140,154

Total Long-Term Investments — 1.6% (Cost — $11,808,195)		10,214,731

Short-Term Securities — 84.8%

U.S. Treasury Obligations — 84.8%
U.S. Treasury Bills(e):
1.89%, 08/16/18	257,000	256,800,558
1.88%, 08/23/18	15,000	14,982,835

Security	Par (000)	Value
U.S. Treasury Obligations (continued)
1.91%, 09/06/18	$115,000	$114,783,512
1.94%, 09/20/18	75,000	74,803,385
1.99%, 10/18/18	50,000	49,789,292
2.12%, 12/06/18	13,000	12,906,902
2.21%, 01/31/19	10,000	9,890,264

Total U.S. Treasury Obligations — 84.8% (Cost — $533,954,135)		533,956,748

	Shares

Money Market Funds — 3.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.79%(f)(g)	21,000,203	21,000,203

Total Money Market Funds — 3.3% (Cost — $21,000,203)		21,000,203

Total Short-Term Securities — 88.1% (Cost — $554,954,338)		554,956,951

Total Investments — 89.7% (Cost — $566,762,533)		565,171,682
Other Assets Less Liabilities — 10.3%		64,420,408

Net Assets — 100.0%		$629,592,090

(a)	Non-income producing security.
(b)

Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $4,074,577 and an original cost of $5,665,812, which was 1.2% of its net assets.

(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Rates are discount rates or a range of discount rates paid at the time of purchase.
(f)	Annualized 7-day yield as of period end.

(g)

During the year ended July 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	577,096,715	(556,096,512)	21,000,203	$21,000,203	$5,695,482	$2,682	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
AEX Index	107	08/17/18	$14,291	$(27,855)
CAC 40 Index	149	08/17/18	9,600	165,027
Hang Seng Index	28	08/30/18	5,071	(79,882)
TOPIX Index	26	09/13/18	4,065	(44,908)
SPI 200 Index	73	09/20/18	8,431	(1,600)
FTSE 100 Index	42	09/21/18	4,246	32,488
DAX Index	68	09/21/18	25,474	269,032
FTSE/MIB Index	226	09/21/18	29,316	324,676

				636,978

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
MSCI Singapore Index	488	08/30/18	$13,224	$18,581
IBEX 35 Index	29	08/17/18	3,349	(41,315)
OMX Stockholm 30 Index	457	08/17/18	8,408	(29,359)
S&P 500 E-Mini Index	266	09/21/18	37,467	(577,482)
S&P/TSX 60 Index	4	09/20/18	602	(2,562)

				(632,137)

				$4,841

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid/(Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Swiss Market IX Future September 2018	CHF	168,669	Merrill Lynch International	09/21/18	CHF	169	$(14,978)	$—	$(14,978)
Swiss Market IX Future September 2018	CHF	2,111,714	Morgan Stanley & Co. International	09/21/18	CHF	2,112	(91,185)	—	(91,185)
Swiss Market IX Future September 2018	CHF	2,137,519	Morgan Stanley & Co. International	09/21/18	CHF	2,138	(65,122)	—	(65,122)
Swiss Market IX Future September 2018	CHF	16,975,196	Morgan Stanley & Co. International	09/21/18	CHF	16,975	(369,191)	—	(369,191)
Swiss Market IX Future September 2018	CHF	3,000,977	Morgan Stanley & Co. International	09/21/18	CHF	3,001	(27,039)	—	(27,039)
Swiss Market IX Future September 2018	CHF	6,682,485	Morgan Stanley & Co. International	09/21/18	CHF	6,682	(15,417)	—	(15,417)

							$(582,932)	$—	$(582,932)

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Expiration Date	Net Notional	Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Bank of America, N.A.	08/17/18 — 02/17/23	$(1,358,039)	$2,670,981	(b)	$536,542	48.3%
	Deutsche Bank A.G.	01/30/23 — 02/17/23	156,107	(1,229,901	)(c)	(1,174,724)	3.7
	UBS AG	05/23/19	(3,202,163)	664,578	(d)	(2,392,812)	30.3
	Goldman Sachs & Co.	08/01/18 — 03/17/23	(15,758,854)	10,741,212	(e)	(3,144,440)	105.5
	Bank of America, N.A.	02/17/23	(228,935)	176,670	(f)	(51,228)	1.3
	Goldman Sachs & Co.	09/13/18 — 02/27/23	(860,694)	592,944	(g)	(64,367)	50.2

			$(21,252,578)	$13,616,484		$(6,291,029)

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20 - 1,200 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Association of Banks in Singapore Swap Offer Rate Fixing 1 Day

Association of Banks in Singapore Swap Offer Rate Fixing 1 Month

ASX Australian Bank Bill Short Term Rates 1 Month Mid

Bank of Japan Estimate Unsecured Overnight Call Rate

Canada Bankers Acceptances 1 Month

Canadian Overnight Repo Rate Average CORRA

Copenhagen Interbank Offered Rates 1 Week

Denmark Tomorrow/Next

EMMI EURO Overnight Index Average

Euribor 1 Week ACT/360

HK Association of Banks HKD HIBOR Fixings 1 Week at 11:00am

HK Association of Banks HKD HIBOR Fixings 2 Week at 11:00am

ICE LIBOR CHF 1 Week

ICE LIBOR CHF Spot Next

ICE LIBOR EUR 1W

ICE LIBOR GBP 1 Week

ICE LIBOR GBP Overnight

ICE LIBOR JPY 1 Month

ICE LIBOR JPY 1 Week

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

ICE LIBOR JPY Spot Next

ICE LIBOR USD 1 Week

NOK Overnight Deposit

Norwegian Overnight Weighted Average

Oslo Bors Norway Interbank Offered Rate Fixing 1 Week

RBA Interbank Overnight Cash Rate

SGD 1 Month Deposit

SGD Overnight Deposit

SONIA O/N Deposit Rates Swap

STIBOR Interbank Offered Rate T/N

Stockholm Interbank Offered Rate 1 Week

Stockholm Interbank Offered Rate T/N

TMA HKD Overnight Index Average (HONIA)

United States Overnight Bank Funding Rate

US Federal Funds Effective Rate (continuous series)

(b)	Amount includes $776,400 of net dividends and financing fees.
(c)	Amount includes $100,930 of net dividends and financing fees.
(d)	Amount includes $(144,772) of net dividends and financing fees.
(e)	Amount includes $(1,873,200) of net dividends and financing fees.
(f)	Amount includes $(1,037) of net dividends and financing fees.
(g)	Amount includes $(203,383) of net dividends and financing fees.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America, N.A. as of July 31, 2018 expiration dates 08/17/18 — 02/17/23:

	Shares	Value	% of Basket Value
Reference Entity — Long

Australia
Perpetual Ltd.	1,833	$59,504	(11.1)%
Qantas Airways Ltd.	29,020	145,046	(27.0)
Santos Ltd.	107,512	509,260	(94.9)

		713,810
Belgium
UCB SA	5,546	476,815	(88.9)

Canada
BRP, Inc.	1,644	76,687	(14.3)
Methanex Corp.	623	43,036	(8.0)
Quebecor, Inc., Class B	93,089	1,939,995	(361.6)
TFI International, Inc.	32,117	1,066,575	(198.8)
Vermilion Energy, Inc.	19,160	659,557	(122.9)

		3,785,850
Finland
Amer Sports OYJ	30,897	990,698	(184.6)

France
Arkema SA	1,057	132,361	(24.7)
Christian Dior SE	1,668	709,676	(132.3)
Cie de Saint-Gobain	12,791	568,666	(106.0)
Faurecia SA	11,734	797,070	(148.5)
Publicis Groupe SA	8,014	511,424	(95.3)

		2,719,197
Germany
Deutsche Lufthansa AG, Registered Shares	20,460	574,055	(107.0)
Deutsche Telekom AG, Registered Shares	231,989	3,835,953	(714.9)
Evonik Industries AG	6,585	243,688	(45.4)
Hochtief AG	1,275	229,266	(42.7)
Infineon Technologies AG	21,849	578,622	(107.9)
MTU Aero Engines AG	6,198	1,314,336	(245.0)
Puma SE	1,902	954,662	(177.9)
Salzgitter AG	24,144	1,194,058	(222.6)
SAP SE	3,020	351,486	(65.5)
Software AG	21,024	992,398	(185.0)
Telefonica Deutschland Holding AG	236,815	1,037,133	(193.3)
Wirecard AG	4,897	916,101	(170.7)

		12,221,758
Hong Kong
Melco Resorts & Entertainment Ltd. — ADR	12,160	314,458	(58.6)

Ireland
Kerry Group PLC, Class A	894	94,818	(17.7)

Israel
Wix.com Ltd.	5,522	524,590	(97.8)

Italy
Moncler SpA	40,702	1,793,884	(334.4)
Saipem SpA	59,595	311,276	(58.0)

		2,105,160
Japan
en-japan, Inc.	500	23,659	(4.4)
Gree, Inc.	4,100	22,726	(4.2)
Hokuriku Electric Power Co.	3,100	32,542	(6.1)

	Shares	Value	% of Basket Value
Japan (continued)
Japan Tobacco, Inc.	38,500	$1,095,699	(204.2	) %
Kirin Holdings Co. Ltd.	6,200	158,729	(29.6)
Konami Holdings Corp.	17,300	813,945	(151.7)
Miraca Holdings, Inc.	6,900	200,529	(37.4)
Mixi, Inc.	5,300	139,572	(26.0)
Nippon Kayaku Co., Ltd.	7,700	87,807	(16.4)
NTN Corp.	32,300	142,591	(26.6)
Shin-Etsu Chemical Co., Ltd.	7,000	708,131	(132.0)
Takeda Pharmaceutical Co., Ltd.	240,800	10,167,270	(1,894.9)
Ulvac, Inc.	4,300	169,537	(31.6)
Yahoo! Japan Corp.	170,800	649,825	(121.1)
Zeon Corp.	28,300	320,624	(59.7)

		14,733,186
Netherlands
Koninklijke DSM NV	5,559	592,478	(110.4)
Koninklijke KPN NV	205,073	592,912	(110.5)
Wolters Kluwer NV	51,202	3,083,325	(574.7)

		4,268,715
Norway
TGS Nopec Geophysical Co. ASA	16,949	646,203	(120.4)

Singapore
Ascendas Real Estate Investment Trust	25,000	50,592	(9.4)
Genting Singapore Ltd.	446,500	419,819	(78.3)

		470,411
Spain
Aena SME SA	5,217	947,274	(176.6)
Mediaset Espana Comunicacion SA	28,924	227,552	(42.4)

		1,174,826
Sweden
SSAB AB, A Shares	31,447	155,124	(28.9)
Swedish Match AB	75,550	4,130,112	(769.8)

		4,285,236
Switzerland
Transocean Ltd.	3,175	40,862	(7.6)

United Kingdom
Ashmore Group PLC	52,049	248,907	(46.4)
Ashtead Group PLC	5,201	159,668	(29.8)
British Land Co. PLC	129,182	1,118,827	(208.5)
Centrica PLC	19,273	37,629	(7.0)
Diageo PLC	81,684	2,996,778	(558.5)
Direct Line Insurance Group PLC	28,496	128,570	(24.0)
Electrocomponents PLC	7,189	67,626	(12.6)
IG Group Holdings PLC	18,621	224,780	(41.9)
International Game Technology PLC	30,452	769,827	(143.5)
Legal & General Group PLC	274,932	946,131	(176.3)
National Grid PLC	342,019	3,653,775	(681.0)
Petrofac Ltd.	72,275	581,165	(108.3)
SSP Group PLC	28,498	255,010	(47.5)
Tate & Lyle PLC	163,273	1,335,409	(248.9)

		12,524,102
United States
Acxiom Corp.	3,188	129,242	(24.1)
Agilent Technologies, Inc.	37,033	2,445,659	(455.8)
Allstate Corp.	16,467	1,566,341	(291.9)
American Eagle Outfitters, Inc.	55,888	1,407,260	(262.3)
American Express Co.	8,724	868,212	(161.8)
American Financial Group, Inc.	16,003	1,803,378	(336.1)
AmerisourceBergen Corp.	18,754	1,534,640	(286.0)

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value
United States (continued)
Automatic Data Processing, Inc.	5,575	$752,569	(140.3	) %
Bed Bath & Beyond, Inc.	4,471	83,742	(15.6)
Black Hills Corp.	26,757	1,604,617	(299.1)
Booz Allen Hamilton Holding Corp.	34,002	1,607,275	(299.6)
BorgWarner, Inc.	73,699	3,391,628	(632.1)
Box, Inc., Class A	4,571	109,521	(20.4)
Brandywine Realty Trust	52,414	864,307	(161.1)
Bristol-Myers Squibb Co.	9,353	549,489	(102.4)
Brixmor Property Group, Inc.	9,180	162,394	(30.3)
Bunge Ltd.	874	60,420	(11.3)
Cardinal Health, Inc.	11,284	563,636	(105.0)
CDK Global, Inc.	1,847	115,345	(21.5)
CenterPoint Energy, Inc.	85,343	2,430,569	(453.0)
Cinemark Holdings, Inc.	14,848	533,340	(99.4)
Cisco Systems, Inc.	61,108	2,584,257	(481.6)
Citizens Financial Group, Inc.	13,131	522,351	(97.4)
CNO Financial Group, Inc.	4,211	85,694	(16.0)
Continental Resources, Inc.	8,355	533,634	(99.5)
Crane Co.	2,866	259,574	(48.4)
Curtiss-Wright Corp.	676	89,928	(16.8)
Dana, Inc.	19,658	419,698	(78.2)
Danaher Corp.	868	89,039	(16.6)
Darden Restaurants, Inc.	760	81,274	(15.1)
Delta Air Lines, Inc.	16,592	902,937	(168.3)
Discover Financial Services	18,461	1,318,300	(245.7)
Domino’s Pizza, Inc.	2,507	658,489	(122.7)
Dropbox, Inc., Class A	6,932	185,570	(34.6)
Duke Realty Corp.	40,331	1,174,439	(218.9)
eBay, Inc.	2,366	79,143	(14.7)
Extended Stay America, Inc.	19,920	424,097	(79.0)
Facebook, Inc., Class A	2,450	422,821	(78.8)
Fidelity National Information Services, Inc.	14,187	1,463,105	(272.7)
First American Financial Corp.	52,820	2,957,920	(551.3)
Fortune Brands Home & Security, Inc.	74,032	4,293,856	(800.3)
H&R Block, Inc.	32,898	827,714	(154.3)
Hanover Insurance Group, Inc.	4,552	570,912	(106.4)
Hewlett Packard Enterprise Co.	7,169	110,689	(20.6)
Highwoods Properties, Inc.	10,982	539,326	(100.5)
Hilton Worldwide Holdings, Inc.	3,025	237,947	(44.3)
Humana, Inc.	202	63,464	(11.8)
Insperity, Inc.	6,352	604,075	(112.6)
Jabil, Inc.	46,126	1,299,369	(242.2)
Jefferies Financial Group, Inc.	19,367	469,650	(87.5)
KB Home	5,580	132,525	(24.7)
Kimco Realty Corp.	6,844	114,226	(21.3)
Kohl’s Corp.	353	26,076	(4.9)
Legg Mason, Inc.	764	26,075	(4.9)
Lincoln National Corp.	1,353	92,139	(17.2)
Live Nation Entertainment, Inc.	2,207	108,761	(20.3)
Lululemon Athletica, Inc.	2,573	308,631	(57.5)
Macerich Co.	4,361	257,561	(48.0)
ManpowerGroup, Inc.	4,939	460,611	(85.8)
Match Group, Inc.	6,705	242,185	(45.1)
Maxim Integrated Products, Inc.	52,345	3,200,373	(596.5)
McDonald’s Corp.	25,884	4,077,765	(760.0)
McKesson Corp.	8,281	1,040,094	(193.9)
Michael Kors Holdings Ltd.	3,741	249,637	(46.5)
Morgan Stanley	77,012	3,893,727	(725.7)
Motorola Solutions, Inc.	23,664	2,870,443	(535.0)
National Retail Properties, Inc.	15,139	675,351	(125.9)
Nordstrom, Inc.	56,764	2,975,001	(554.5)
Outfront Media, Inc.	4,013	85,276	(15.9)

	Shares	Value	% of Basket Value
United States (continued)
Packaging Corp. of America	11,319	$1,277,915	(238.2	) %
Patterson Cos., Inc.	6,409	157,149	(29.3)
Penske Automotive Group, Inc.	1,473	76,891	(14.3)
Perrigo Co. PLC	26,623	2,143,684	(399.5)
Prudential Financial, Inc.	1,930	194,756	(36.3)
Raytheon Co.	1,761	348,731	(65.0)
Regions Financial Corp.	34,015	633,019	(118.0)
Six Flags Entertainment Corp.	1,168	75,862	(14.1)
Sotheby’s	18,512	983,172	(183.2)
SunTrust Banks, Inc.	3,258	234,804	(43.8)
Synovus Financial Corp.	1,346	66,519	(12.4)
Telephone & Data Systems, Inc.	86,400	2,181,600	(406.6)
Teradata Corp.	914	34,997	(6.5)
Terex Corp.	35,017	1,544,950	(287.9)
Twitter, Inc.	129	4,111	(0.8)
Unum Group	63,653	2,528,934	(471.3)
VMware, Inc., Class A	4,761	688,393	(128.3)
W.W. Grainger, Inc.	1,768	612,718	(114.2)
WellCare Health Plans, Inc.	6,210	1,660,678	(309.5)
Western Union Co.	152,949	3,083,452	(574.7)
Whiting Petroleum Corp.	928	46,075	(8.6)
WR Grace & Co.	600	44,316	(8.3)
Wyndham Destinations, Inc.	29,757	1,372,393	(255.8)
Yelp, Inc.	79,546	2,933,656	(546.8)
Zoetis, Inc.	5,408	467,684	(87.2)
Zscaler, Inc.	1,144	40,395	(7.5)

		90,126,167

Total Reference Entity — Long		152,216,862

Reference Entity — Short

Australia
Atlas Arteria Ltd.	(513,141)	(2,493,297)	464.7
Boral Ltd.	(148,863)	(735,677)	137.1
Incitec Pivot Ltd.	(78,832)	(222,272)	41.4
Nufarm Ltd.	(213,918)	(1,136,852)	211.9
QBE Insurance Group Ltd.	(109,779)	(824,359)	153.7
Tabcorp Holdings Ltd.	(368,181)	(1,278,769)	238.3

		(6,691,226)
Austria
ams AG	(13,322)	(958,437)	178.6
Lenzing AG	(7,740)	(982,934)	183.2

		(1,941,371)
Bermuda
Marvell Technology Group Ltd.	(10,716)	(228,358)	42.6

Canada
Atco Ltd. Class I	(3,784)	(116,035)	21.6
Ritchie Bros Auctioneers, Inc.	(66,194)	(2,201,802)	410.4

		(2,317,837)
Denmark
Ambu A/S	(21,493)	(845,561)	157.6
Pandora A/S	(21,018)	(1,492,536)	278.2

		(2,338,097)
France
Airbus Group SE	(2,992)	(370,317)	69.0
Elis SA	(44,889)	(1,030,399)	192.1
SPIE SA	(7,521)	(142,419)	26.5

		(1,543,135)

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value
Germany
Carl Zeiss Meditec AG	(9,075)	$(705,028)	131.4%
Commerzbank AG	(8,491)	(91,666)	17.1
Drillisch AG	(24,308)	(1,445,938)	269.5
Jungheinrich AG	(10,381)	(382,068)	71.2
ThyssenKrupp AG	(72,996)	(1,942,642)	362.1
Volkswagen AG	(10,403)	(1,853,422)	345.4
Zalando SE	(14,339)	(822,637)	153.3

		(7,243,401)
Hong Kong
ASM Pacific Technology Ltd.	(14,900)	(179,302)	33.4
Jardine Strategic Holdings Ltd.	(33,500)	(1,338,247)	249.4
Johnson Electric Holdings Ltd.	(10,500)	(31,123)	5.8
Melco International Development Ltd.	(297,000)	(844,803)	157.5
NWS Holdings Ltd.	(8,000)	(14,460)	2.7

		(2,407,935)
Isle of Man
GVC Holdings PLC	(128,236)	(1,970,194)	367.2

Japan
The 77 Bank Ltd.	(900)	(21,676)	4.0
Acom Co., Ltd.	(4,700)	(18,744)	3.5
Ain Holdings, Inc.	(1,400)	(104,023)	19.4
Ariake Japan Co., Ltd.	(1,200)	(102,972)	19.2
Bic Camera, Inc.	(3,100)	(46,774)	8.7
Daido Steel Co., Ltd.	(2,500)	(123,464)	23.0
Daikin Industries Ltd.	(3,400)	(406,402)	75.7
Dowa Holdings Co., Ltd.	(3,600)	(115,764)	21.6
Fujitsu General, Ltd.	(3,100)	(47,734)	8.9
Hikari Tsushin, Inc.	(2,100)	(352,907)	65.8
Ichigo, Inc.	(17,900)	(79,861)	14.9
Idemitsu Kosan Co., Ltd.	(1,800)	(81,081)	15.1
Japan Lifeline Co., Ltd.	(54,200)	(1,171,629)	218.4
Koito Manufacturing Co. Ltd.	(6,400)	(412,256)	76.8
Kusuri no Aoki Holdings Co., Ltd.	(4,800)	(352,346)	65.7
Kyudenko Corp.	(2,400)	(96,132)	17.9
Minebea Co., Ltd.	(19,900)	(357,148)	66.6
MonotaRO Co., Ltd.	(2,500)	(125,904)	23.5
Morinaga & Co., Ltd.	(500)	(23,198)	4.3
Nidec Corp.	(5,500)	(798,877)	148.9
Nissan Motor Co., Ltd.	(9,000)	(85,132)	15.9
Oriental Land Co. Ltd.	(4,200)	(456,686)	85.1
Outsourcing, Inc.	(8,400)	(181,220)	33.8
Relo Group, Inc.	(3,200)	(86,678)	16.2
Renesas Electronics Corp.	(128,200)	(1,145,594)	213.5
SBI Holdings, Inc.	(20,600)	(562,364)	104.8
Sumitomo Forestry Co., Ltd.	(2,100)	(34,293)	6.4
Taiyo Nippon Sanso Corp.	(1,300)	(19,969)	3.7
TDK Corp.	(6,500)	(696,390)	129.8
TechnoPro Holdings, Inc.	(2,100)	(133,291)	24.8
Toshiba Corp.	(502,000)	(1,533,965)	285.9
Tsuruha Holdings, Inc.	(800)	(98,411)	18.3
Welcia Holdings Co., Ltd.	(3,300)	(167,822)	31.3

		(10,040,707)
Luxembourg
Aroundtown SA	(35,271)	(294,239)	54.8

Netherlands
GrandVision NV	(2,732)	(62,717)	11.7
Koninklijke Boskalis Westminster NV	(92,815)	(2,845,844)	530.4

		(2,908,561)
Norway
Yara International ASA	(28,833)	(1,271,307)	236.9

	Shares	Value	% of Basket Value
Singapore
SembCorp Industries Ltd.	(67,600)	$(133,213)	24.8%
Wilmar International Ltd.	(838,300)	(1,930,644)	359.9

		(2,063,857)
Spain
Banco Santander SA	(55,567)	(312,182)	58.2
Bankia SA	(229,182)	(900,939)	167.9

		(1,213,121)
Sweden
Investment AB Latour — B Shares	(22,400)	(249,102)	46.4

Switzerland
Credit Suisse Group AG	(7,780)	(125,122)	23.3
Lonza Group AG	(5,158)	(1,587,721)	295.9
Panalpina Welttransport Holding AG	(1,348)	(192,452)	35.9

		(1,905,295)
United Kingdom
BT Group PLC	(1,044,149)	(3,194,139)	595.3
Metro Bank PLC	(4,182)	(175,506)	32.7
Micro Focus International PLC	(29,053)	(474,070)	88.4
Ocado Group PLC	(16,464)	(238,546)	44.5

		(4,082,261)
United States
Alcoa Corp.	(2,014)	(87,146)	16.2
Allegheny Technologies, Inc.	(18,851)	(524,058)	97.7
AMERCO	(244)	(92,008)	17.1
American Tower Corp.	(10,267)	(1,521,980)	283.7
Annaly Capital Management, Inc.	(92,591)	(992,576)	185.0
Ball Corp.	(9,806)	(382,140)	71.2
Beacon Roofing Supply, Inc.	(92,715)	(3,901,447)	727.1
Becton Dickinson & Co.	(5,741)	(1,437,374)	267.9
Berry Plastics Group, Inc.	(4,114)	(200,969)	37.5
Blackbaud, Inc.	(2,265)	(226,070)	42.1
Caesars Entertainment Corp.	(64,498)	(728,827)	135.8
Campbell Soup Co.	(10,449)	(427,364)	79.7
Centennial Resource Development, Inc.	(66,724)	(1,198,363)	223.3
Chegg, Inc.	(48,277)	(1,337,273)	249.2
Cintas Corp.	(520)	(106,330)	19.8
Coherent, Inc.	(5,806)	(917,696)	171.0
Commercial Metals Co.	(40,529)	(905,418)	168.8
CommScope Holding Co., Inc.	(46,133)	(1,481,331)	276.1
Cooper Cos., Inc.	(7,232)	(1,883,936)	351.1
Coty, Inc., Class A	(148,108)	(1,986,128)	370.2
Cree, Inc.	(30,618)	(1,443,639)	269.1
Crown Castle International Corp.	(36,662)	(4,063,249)	757.3
Crown Holdings, Inc.	(533)	(24,129)	4.5
Diamondback Energy, Inc.	(6,203)	(818,486)	152.5
Digital Realty Trust, Inc.	(9,862)	(1,197,444)	223.2
DISH Network Corp.	(156,409)	(4,936,268)	920.0
Dollar Tree, Inc.	(35,655)	(3,254,588)	606.6
Dycom Industries, Inc.	(27,763)	(2,475,349)	461.4
Ellie Mae, Inc.	(981)	(97,335)	18.1
EPR Properties	(630)	(41,889)	7.8
EQT Corp.	(62,626)	(3,111,260)	579.9
Equifax, Inc.	(35,982)	(4,515,741)	841.6
Equinix, Inc.	(5,330)	(2,341,362)	436.4
Floor & Decor Holdings, Inc.	(27,375)	(1,307,156)	243.6
Gartner, Inc.	(29,915)	(4,051,388)	755.1
Hasbro, Inc.	(19,497)	(1,942,096)	362.0
Henry Schein, Inc.	(50,376)	(4,000,358)	745.6
Howard Hughes Corp.	(15,295)	(2,073,237)	386.4
II-VI, Inc.	(82,533)	(3,235,294)	603.0

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value
United States (continued)
Ingevity Corp.	(27,499)	$(2,740,825)	510.8%
Inogen, Inc.	(192)	(38,256)	7.1
Integra LifeSciences Holdings Corp.	(820)	(51,111)	9.5
Invitation Homes, Inc.	(33,818)	(781,534)	145.7
JELD-WEN Holding, Inc.	(51,612)	(1,416,233)	264.0
Liberty Broadband Corp.	(19,155)	(1,522,248)	283.7
Liberty Media Corp-Liberty Formula One	(111,691)	(3,937,108)	733.8
Littelfuse, Inc.	(1,711)	(370,979)	69.1
LKQ Corp.	(90,946)	(3,048,510)	568.2
Markel Corp.	(95)	(111,150)	20.7
Maxar Technologies Ltd.	(5,357)	(262,527)	48.9
Microchip Technology, Inc.	(2,253)	(210,498)	39.2
Micron Technology, Inc.	(4,174)	(220,345)	41.1
Navistar International Corp.	(4,121)	(177,492)	33.1
Netflix, Inc.	(1,709)	(576,702)	107.5
Peabody Energy Corp.	(1,788)	(75,972)	14.2
Platform Specialty Products Corp.	(10,412)	(128,692)	24.0
Pool Corp.	(4,417)	(676,905)	126.2
Post Holdings, Inc.	(22,606)	(1,956,775)	364.7
Qorvo, Inc.	(5,945)	(486,063)	90.6
Qualys, Inc.	(881)	(76,735)	14.3
Qurate Retail, Inc.	(13,761)	(292,972)	54.6
Reliance Worldwide Corp., Ltd.	(50,181)	(221,683)	41.3
Sabra Health Care REIT, Inc.	(119,243)	(2,576,841)	480.3
SBA Communications Corp.	(11,332)	(1,793,289)	334.2
SiteOne Landscape Supply, Inc.	(4,800)	(427,968)	79.8
Southwestern Energy Co.	(806)	(4,143)	0.8
Starbucks Corp.	(722)	(37,826)	7.1
Stericycle, Inc.	(24,962)	(1,743,845)	325.0
Sterling Bancorp	(125,565)	(2,787,543)	519.5
Syneos Health, Inc.	(29,408)	(1,449,079)	270.1
Tapestry, Inc.	(8,059)	(379,740)	70.8
United States Steel Corp.	(3,139)	(114,354)	21.3
Uniti Group, Inc.	(5,611)	(99,203)	18.5
Verisk Analytics, Inc., Class A	(1,733)	(191,704)	35.7
Virtu Financial, Inc., Class A	(39,869)	(803,360)	149.7
WABCO Holdings, Inc.	(414)	(52,032)	9.7
Wabtec Corp.	(21,883)	(2,414,133)	449.9
Walgreens Boots Alliance, Inc.	(11,106)	(750,988)	140.0
Zimmer Biomet Holdings, Inc.	(5,531)	(694,251)	129.4

		(100,970,316)

Total Reference Entity — Short		(151,680,320)

Net Value of Reference Entity — Bank of America, N.A.		$536,542

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Deutsche Bank A.G. as of July 31, 2018 expiration date 01/30/23 — 02/17/23:

	Shares	Value	% of Basket Value
Reference Entity — Long

Australia
CSR Ltd.	6,332	$19,982	1.7%
Qantas Airways Ltd.	161,909	809,243	68.9
Santos Ltd.	11,046	52,322	4.4

		881,547
Canada
BRP, Inc.	9,502	443,234	37.7

	Shares	Value	% of Basket Value
Canada (continued)
Canfor Corp.	9,453	$207,249	17.7%
Inter Pipeline Ltd.	6,167	117,570	10.0
Norbord, Inc.	3,374	121,385	10.3
Parex Resources, Inc.	8,715	153,820	13.1
Quebecor, Inc., Class B	103,568	2,158,380	183.7
TFI International, Inc.	24,286	806,515	68.7
Tourmaline Oil Corp.	1,102	21,771	1.9
Vermilion Energy, Inc.	6,761	232,738	19.8
West Fraser Timber Co., Ltd.	854	53,045	4.5

		4,315,707
Finland
Huhtamaki OYJ	3,386	121,602	10.3
Kesko OYJ, Class B	4,906	275,712	23.5
Nokia OYJ	23,755	128,934	11.0

		526,248
France
BioMerieux	823	68,441	5.8
Capgemini SE	2,604	334,340	28.5
Christian Dior SE	2,534	1,078,128	91.8
Faurecia SA	3,833	260,590	22.2
Pernod Ricard SA	201	32,385	2.7
Publicis Groupe SA	3,278	209,190	17.8

		1,983,074
Germany
Aurubis AG	1,616	132,274	11.3
Deutsche Lufthansa AG, Registered Shares	2,412	67,675	5.8
Evonik Industries AG	6,601	244,280	20.8
Hochtief AG	2,898	521,108	44.4
Jenoptik AG	1,463	58,854	5.0
MTU Aero Engines AG	247	52,378	4.4
Puma SE	1,457	731,319	62.2
Software AG	12,819	605,097	51.5
Solarworld AG	10	2	0.0
Telefonica Deutschland Holding AG	41,664	182,468	15.5

		2,595,455
Ireland
CRH PLC	1,329	45,456	3.9

Italy
Autogrill SpA	2,212	24,147	2.0
Hera SpA	21,204	70,324	6.0
Moncler SpA	6,233	274,711	23.4
Saras SpA	21,131	50,592	4.3
Unipol Gruppo Finanziario SpA	35,625	147,980	12.6

		567,754
Japan
Chugoku Bank Ltd.	3,300	35,011	3.0
DMG Mori Seiki Co., Ltd.	7,700	118,232	10.1
East Japan Railway Co.	400	37,413	3.2
Kirin Holdings Co., Ltd.	34,800	890,928	75.8
Konami Holdings Corp.	7,900	371,686	31.6
Leopalace21 Corp.	5,300	29,123	2.5
Miraca Holdings, Inc.	32,800	953,239	81.1
Mitsubishi Gas Chemical Co., Inc.	3,300	73,732	6.3
Mixi, Inc.	9,800	258,077	22.0
Otsuka Corp.	2,200	85,806	7.3
Ricoh Co., Ltd.	14,300	139,605	11.9
Sanwa Holdings Corp.	3,500	39,809	3.4
Suruga Bank Ltd.	6,400	57,342	4.9
Toppan Printing Co., Ltd.	48,000	369,326	31.4

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value
Japan (continued)
Yahoo! Japan Corp.	21,900	$83,321	7.1%
Zeon Corp.	56,000	634,451	54.0

		4,177,101
Malta
Unibet Group PLC	2,385	30,799	2.6

Netherlands
Aalberts Industries NV	4,861	220,271	18.8
Koninklijke KPN NV	655,855	1,896,223	161.4

		2,116,494
Singapore
Genting Singapore Ltd.	383,200	360,301	30.7

Spain
ACS Actividades de Construccion y Servicios SA	11,502	504,096	42.9
Aena SME SA	1,642	298,145	25.4
Mediaset Espana Comunicacion SA	459,288	3,613,322	307.6

		4,415,563
United Kingdom
Ashmore Group PLC	27,991	133,858	11.4
Ashtead Group PLC	9,419	289,158	24.6
British Land Co. PLC	20,153	174,542	14.9
Diageo PLC	5,822	214,119	18.2
easyJet PLC	747	15,864	1.3
RELX PLC	4,209	91,703	7.8
Rentokil Initial PLC	7,431	33,038	2.8
Severn Trent PLC	4,930	125,124	10.7
Tate & Lyle PLC	7,766	63,518	5.4
Victrex PLC	1,320	54,692	4.7

		1,195,616

Total Reference Entity — Long		23,211,115

Reference Entity — Short

Australia
Atlas Arteria Ltd.	(59,543)	(289,313)	(24.6)
Downer EDI Ltd.	(16,889)	(92,602)	(7.9)
Nufarm Ltd.	(31,338)	(166,543)	(14.2)
QBE Insurance Group Ltd.	(24,366)	(182,971)	(15.6)
Tabcorp Holdings Ltd.	(226,779)	(787,651)	(67.0)
TPG Telecom Ltd.	(316,470)	(1,357,042)	(115.5)

		(2,876,122)
Austria
S&T AG	(577)	(16,403)	(1.4)

Belgium
Ontex Group NV	(1,017)	(30,750)	(2.6)

Canada
SNC-Lavalin Group, Inc.	(1,102)	(48,804)	(4.2)

Denmark
Ambu A/S	(21,796)	(857,481)	(73.0)
Pandora A/S	(9,397)	(667,302)	(56.8)

		(1,524,783)
Finland
Konecranes OYJ	(7,470)	(289,067)	(24.6)

France
Gecina SA	(639)	(108,850)	(9.3)
SPIE SA	(24,338)	(460,867)	(39.2)

		(569,717)

	Shares	Value	% of Basket Value
Germany
Commerzbank AG	(17,761)	$(191,743)	(16.3	) %
Drillisch AG	(6,123)	(364,221)	(31.0)
GEA Group AG	(2,800)	(109,437)	(9.3)
Jungheinrich AG	(8,604)	(316,666)	(27.0)
ThyssenKrupp AG	(37,807)	(1,006,157)	(85.6)
Volkswagen AG	(4,865)	(866,759)	(73.8)

		(2,854,983)
Hong Kong
Jardine Strategic Holdings Ltd.	(11,800)	(471,382)	(40.1)

Italy
Unione di Banche Italiane SpA	(64,141)	(264,651)	(22.5)

Japan
77 Bank Ltd.	(1,400)	(33,718)	(2.9)
Acom Co., Ltd.	(45,900)	(183,052)	(15.6)
Ain Holdings, Inc.	(5,500)	(408,661)	(34.8)
Alps Electric Co., Ltd.	(5,200)	(150,013)	(12.8)
Ariake Japan Co., Ltd.	(2,900)	(248,849)	(21.2)
Bic Camera, Inc.	(14,800)	(223,309)	(19.0)
Coca-Cola West Co., Ltd.	(3,600)	(129,808)	(11.0)
Daido Steel Co., Ltd.	(2,400)	(118,526)	(10.1)
Dowa Holdings Co., Ltd.	(21,000)	(675,291)	(57.5)
Fujitsu General Ltd.	(1,600)	(24,555)	(2.1)
Hikari Tsushin, Inc.	(2,600)	(436,932)	(37.2)
Ichigo, Inc.	(10,900)	(48,630)	(4.1)
Idemitsu Kosan Co., Ltd.	(1,900)	(85,586)	(7.3)
Ito En Ltd.	(1,100)	(49,152)	(4.2)
Izumi Co., Ltd.	(1,000)	(60,334)	(5.1)
Japan Lifeline Co., Ltd.	(700)	(15,132)	(1.3)
Koito Manufacturing Co. Ltd.	(8,900)	(573,293)	(48.8)
Kusuri no Aoki Holdings Co., Ltd.	(8,800)	(645,968)	(55.0)
Kyudenko Corp.	(2,300)	(92,127)	(7.8)
Minebea Co., Ltd.	(17,300)	(310,485)	(26.4)
MonotaRO Co., Ltd.	(1,800)	(90,651)	(7.7)
Morinaga & Co., Ltd.	(1,300)	(60,315)	(5.1)
Nabtesco Corp.	(900)	(28,097)	(2.4)
Nishi-Nippon Financial Holdings, Inc.	(1,400)	(16,728)	(1.4)
Outsourcing, Inc.	(1,400)	(30,203)	(2.6)
Relo Group, Inc.	(26,800)	(725,930)	(61.8)
Renesas Electronics Corp.	(146,300)	(1,307,336)	(111.3)
Sankyu, Inc.	(400)	(21,080)	(1.8)
SBI Holdings, Inc.	(18,900)	(515,955)	(43.9)
Shiseido Co., Ltd.	(1,100)	(80,767)	(6.9)
Sumitomo Forestry Co., Ltd.	(1,500)	(24,495)	(2.1)
Sumitomo Metal Mining Co., Ltd.	(500)	(17,954)	(1.5)
Taiyo Nippon Sanso Corp.	(1,100)	(16,897)	(1.4)
TechnoPro Holdings, Inc.	(5,900)	(374,486)	(31.9)
THK Co., Ltd.	(1,200)	(32,464)	(2.8)
Toshiba Corp.	(361,000)	(1,103,111)	(93.9)
Welcia Holdings Co., Ltd.	(400)	(20,342)	(1.7)
Zensho Holdings Co., Ltd.	(3,200)	(71,319)	(6.1)

		(9,051,551)
Luxembourg
Aroundtown SA	(3,463)	(28,889)	(2.5)
B&M European Value Retail SA	(302,739)	(1,638,107)	(139.4)

		(1,666,996)
Netherlands
GrandVision NV	(20,533)	(471,368)	(40.1)
Koninklijke Boskalis Westminster NV	(20,774)	(636,961)	(54.2)

		(1,108,329)

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value
Portugal
Banco Comercial Portugues SA	(2,518,862)	$(788,839)	(67.2	) %

Singapore
SembCorp Industries Ltd.	(59,900)	(118,040)	(10.1)
United Overseas Bank Ltd.	(2,800)	(55,574)	(4.7)

		(173,614)
Spain
Banco Santander SA	(6,554)	(36,936)	(3.2)
Bankia SA	(83,382)	(327,784)	(27.9)
Cellnex Telecom SAU	(4,304)	(114,297)	(9.7)

		(479,017)
Sweden
Hennes & Mauritz AB, B Shares	(5,663)	(88,171)	(7.5)
Telia Co. AB	(31,159)	(149,895)	(12.8)

		(238,066)
Switzerland
Credit Suisse Group AG	(11,982)	(193,256)	(16.5)
VAT Group AG	(664)	(87,176)	(7.4)

		(280,432)
United Kingdom
Aggreko PLC	(4,369)	(42,619)	(3.6)
BT Group PLC	(293,302)	(897,235)	(76.4)
Ocado Group PLC	(10,820)	(156,770)	(13.4)

		(1,096,624)
United States
Maxar Technologies Ltd.	(8,778)	(430,178)	(36.6)
Reliance Worldwide Corp., Ltd.	(24,306)	(107,376)	(9.1)
Tahoe Resources, Inc.	(4,044)	(18,155)	(1.6)

		(555,709)

Total Reference Entity — Short		(24,385,839)

Net Value of Reference Entity — Deutsche Bank A.G.		$(1,174,724)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with UBS AG as of July 31, 2018 expiration date 05/23/19:

	Shares	Value	% of Basket Value
Reference Entity — Long

Australia
Iluka Resources Ltd.	37,640	$320,807	(13.4)%
Qantas Airways Ltd.	721,375	3,605,529	(150.7)
Santos Ltd.	187,885	889,969	(37.2)

		4,816,305
Austria
Wienerberger AG	843	20,681	(0.9)

Canada
BRP, Inc.	8,194	382,221	(16.0)
Canfor Corp.	17,658	387,136	(16.2)
Enerplus Corp.	108,135	1,410,655	(59.0)
Inter Pipeline Ltd.	1,448	27,605	(1.1)
Lundin Mining Corp.	9,313	51,546	(2.2)
Methanex Corp.	19,758	1,364,842	(57.0)
Norbord, Inc.	12,017	432,329	(18.1)
Parex Resources, Inc.	17,137	302,468	(12.6)

	Shares	Value	% of Basket Value
Canada (continued)
Quebecor, Inc., Class B	239,958	$5,000,778	(209.0	) %
TFI International, Inc.	51,822	1,720,960	(71.9)
Vermilion Energy, Inc.	2,798	96,317	(4.0)
West Fraser Timber Co., Ltd.	1,716	106,586	(4.5)

		11,283,443
Finland
Amer Sports OYJ	17,490	560,809	(23.4)
Huhtamaki OYJ	1,849	66,403	(2.8)
Kesko OYJ, Class B	4,085	229,407	(9.6)
Metsa Board OYJ	6,387	66,216	(2.8)
Nokia OYJ	43,034	233,574	(9.7)

		1,156,409
France
Arkema SA	1,132	141,752	(5.9)
BioMerieux	1,846	153,513	(6.4)
Christian Dior SE	7,574	3,222,473	(134.7)
Cie de Saint-Gobain	21,863	971,992	(40.6)
Faurecia SA	8,561	581,534	(24.3)
Pernod Ricard SA	2,999	483,192	(20.2)

		5,554,456
Germany
Aurubis AG	1,485	121,552	(5.1)
Deutsche Telekom AG, Registered Shares	25,442	420,685	(17.6)
Evonik Industries AG	2,010	74,383	(3.1)
Hochtief AG	60,240	10,832,142	(452.7)
Infineon Technologies AG	2,724	72,139	(3.0)
Jenoptik AG	3,484	140,155	(5.9)
MTU Aero Engines AG	3,355	711,455	(29.7)
Puma SE	2,779	1,394,878	(58.3)
Salzgitter AG	18,376	908,798	(38.0)
SAP SE	2,625	305,513	(12.8)
Software AG	30,120	1,421,757	(59.4)
Suedzucker AG	130,916	1,910,385	(79.8)
Telefonica Deutschland Holding AG	199,605	874,172	(36.5)
Wirecard AG	13,823	2,585,923	(108.1)

		21,773,937
Hong Kong
Kerry Properties Ltd.	154,000	781,206	(32.6)

Ireland
Kerry Group PLC, Class A	902	95,666	(4.0)

Italy
Autogrill SpA	1,805	19,704	(0.8)
Ferrari NV	6,549	869,204	(36.3)
Hera SpA	101,801	337,627	(14.1)
Moncler SpA	81,230	3,580,099	(149.6)
Saipem SpA	46,263	241,640	(10.1)
Saras SpA	68,646	164,354	(6.9)

		5,212,628
Japan
Aica Kogyo Co., Ltd.	4,300	158,813	(6.6)
Chugoku Bank Ltd.	8,900	94,424	(3.9)
Citizen Holdings Co., Ltd.	2,400	15,808	(0.7)
DMG Mori Seiki Co., Ltd.	34,200	525,133	(21.9)
East Japan Railway Co.	1,200	112,239	(4.7)
en-japan, Inc.	7,700	364,350	(15.2)
Glory Ltd.	20,300	596,726	(24.9)
Gree, Inc.	27,100	150,210	(6.3)
Hokuriku Electric Power Co.	128,700	1,351,011	(56.5)
Itochu Techno-Solutions Corp.	33,700	642,090	(26.8)

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value
Japan (continued)
Japan Tobacco, Inc.	12,000	$341,516	(14.3	) %
Kirin Holdings Co., Ltd.	55,000	1,408,077	(58.8)
Konami Holdings Corp.	26,100	1,227,975	(51.3)
Leopalace21 Corp.	5,800	31,870	(1.3)
Miraca Holdings, Inc.	68,900	2,002,384	(83.7)
Mitsubishi Gas Chemical Co., Inc.	2,900	64,795	(2.7)
Mixi, Inc.	12,500	329,180	(13.8)
Nippon Kayaku Co., Ltd.	39,800	453,861	(19.0)
Otsuka Corp.	2,700	105,308	(4.4)
Pola Orbis Holdings, Inc.	7,400	286,767	(12.0)
Ricoh Co., Ltd.	7,600	74,196	(3.1)
Sanwa Holdings Corp.	11,900	135,351	(5.7)
Shin-Etsu Chemical Co., Ltd.	3,300	332,612	(13.9)
Suruga Bank Ltd.	35,400	317,172	(13.3)
Takeda Pharmaceutical Co., Ltd.	15,700	662,899	(27.7)
Toppan Forms Co., Ltd.	22,600	230,119	(9.6)
Toppan Printing Co., Ltd.	69,000	530,906	(22.2)
Ulvac, Inc.	34,300	1,352,355	(56.5)
Yahoo! Japan Corp.	359,000	1,365,850	(57.1)
Zeon Corp.	140,800	1,595,191	(66.7)

		16,859,188
Malta
Unibet Group PLC	5,881	75,896	(3.2)

Netherlands
Aalberts Industries NV	5,340	241,976	(10.1)
Koninklijke DSM NV	1,502	160,083	(6.7)
Koninklijke KPN NV	2,222,745	6,426,453	(268.6)
Wolters Kluwer NV	18,530	1,115,855	(46.6)

		7,944,367
Norway
TGS Nopec Geophysical Co. ASA	25,114	957,505	(40.0)

Portugal
Galp Energia SGPS SA	2,397	49,230	(2.1)

Singapore
Ascendas Real Estate Investment Trust	15,800	31,974	(1.3)
Genting Singapore Ltd.	1,053,900	990,922	(41.4)

		1,022,896
Spain
ACS Actividades de Construccion y Servicios SA	61,949	2,715,027	(113.4)
Aena SME SA	5,096	925,304	(38.7)
Mediaset Espana Comunicacion SA	377,049	2,966,329	(124.0)

		6,606,660
Sweden
Swedish Match AB	7,705	421,211	(17.6)

United Kingdom
Ashmore Group PLC	157,756	754,417	(31.5)
Ashtead Group PLC	45,596	1,399,770	(58.5)
Auto Trader Group PLC	211,800	1,181,389	(49.4)
Barratt Developments PLC	38,666	270,813	(11.3)
British Land Co. PLC	176,062	1,524,848	(63.7)
Diageo PLC	28,433	1,043,135	(43.6)
Electrocomponents PLC	34,628	325,741	(13.6)
G4S PLC	6,638	24,026	(1.0)
IG Group Holdings PLC	89,762	1,083,545	(45.3)
Legal & General Group PLC	186,068	640,321	(26.8)
National Grid PLC	101,230	1,081,436	(45.2)
Petrofac Ltd.	367,699	2,956,674	(123.6)
Severn Trent PLC	6,513	165,301	(6.9)
SSP Group PLC	174,647	1,562,799	(65.3)

	Shares	Value	% of Basket Value
United Kingdom (continued)
Tate & Lyle PLC	216,701	$1,772,397	(74.1	) %

		15,786,612

Total Reference Entity — Long		100,418,296

Reference Entity — Short

Australia
Atlas Arteria Ltd.	(1,091,570)	(5,303,820)	221.6
Boral Ltd.	(517,339)	(2,556,676)	106.8
Downer EDI Ltd.	(16,981)	(93,275)	3.9
Healthscope Ltd.	(164,344)	(266,992)	11.2
Incitec Pivot Ltd.	(125,658)	(354,301)	14.8
Independence Group NL	(957,935)	(3,205,963)	134.0
Nufarm Ltd.	(236,999)	(1,259,514)	52.6
OceanaGold Corp.	(78,361)	(240,953)	10.1
Orica Ltd.	(9,784)	(127,809)	5.3
Tabcorp Holdings, Ltd.	(261,767)	(909,171)	38.0
TPG Telecom Ltd.	(172,831)	(741,110)	31.0
Vocus Communications Ltd.	(444,334)	(798,189)	33.4

		(15,857,773)
Austria
ams AG	(10,271)	(738,936)	30.9
Andritz AG	(6,871)	(389,510)	16.3
Lenzing AG	(10,878)	(1,381,442)	57.7

		(2,509,888)
Belgium
Ontex Group NV	(67,623)	(2,044,633)	85.4

Canada
Atco Ltd., Class I	(4,075)	(124,958)	5.2
Intact Financial Corp.	(888)	(67,744)	2.8
Ivanhoe Mines Ltd., Class A	(219,366)	(436,759)	18.3
Pretium Resources, Inc.	(73,203)	(600,435)	25.1
SNC-Lavalin Group, Inc.	(47,083)	(2,085,138)	87.1

		(3,315,034)
Denmark
Ambu A/S	(42,503)	(1,672,119)	69.9
DONG Energy A/S	(22,197)	(1,369,741)	57.2
Pandora A/S	(5,094)	(361,736)	15.1

		(3,403,596)
Finland
Konecranes OYJ	(30,948)	(1,197,595)	50.1

France
Airbus Group SE	(2,190)	(271,453)	11.3
Elis SA	(180,269)	(4,137,964)	172.9
Renault SA	(1,799)	(158,095)	6.6
Societe Generale SA	(10,495)	(467,698)	19.6
SOITEC	(280)	(23,926)	1.0
SPIE SA	(19,316)	(365,769)	15.3

		(5,424,905)
Germany
Carl Zeiss Meditec AG	(4,348)	(337,792)	14.1
Deutsche Bank AG	(352,809)	(4,614,305)	192.8
Drillisch AG	(31,233)	(1,857,865)	77.7
Fuchs Petrolub SE	(44,930)	(2,536,697)	106.0
GEA Group AG	(177,595)	(6,941,244)	290.1
Jungheinrich AG	(7,275)	(267,753)	11.2
OSRAM Licht AG	(2,296)	(102,513)	4.3
ThyssenKrupp AG	(58,592)	(1,559,308)	65.2
Zalando SE	(713)	(40,905)	1.7

		(18,258,382)

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value
Hong Kong
Jardine Strategic Holdings Ltd.	(44,500)	$(1,777,672)	74.3%

Isle of Man
GVC Holdings PLC	(106,157)	(1,630,977)	68.2

Italy
Unione di Banche Italiane SpA	(97,898)	(403,936)	16.9

Japan
Ain Holdings, Inc.	(4,500)	(334,359)	14.0
Alps Electric Co., Ltd.	(9,100)	(262,522)	11.0
ANA Holdings, Inc.	(8,800)	(323,147)	13.5
Ariake Japan Co., Ltd.	(4,400)	(377,564)	15.8
Bic Camera, Inc.	(18,800)	(283,663)	11.9
Coca-Cola West Co., Ltd.	(1,500)	(54,085)	2.3
Daido Steel Co., Ltd.	(5,800)	(286,437)	12.0
Daikin Industries Ltd.	(1,800)	(215,154)	9.0
Daiwa House REIT Investment Corp.	(72)	(178,110)	7.4
Dowa Holdings Co., Ltd.	(29,200)	(938,976)	39.2
Fuji Corp/Aichi	(900)	(15,857)	0.7
Fujitsu General Ltd.	(15,000)	(230,969)	9.6
Heiwa Corp.	(1,000)	(22,431)	0.9
Hikari Tsushin, Inc.	(1,100)	(184,856)	7.7
Hisamitsu Pharmaceutical Co., Inc.	(300)	(21,893)	0.9
Idemitsu Kosan Co., Ltd.	(5,700)	(256,758)	10.7
Ito En Ltd.	(1,700)	(75,962)	3.2
Izumi Co., Ltd.	(1,500)	(90,501)	3.8
Japan Airport Terminal Co., Ltd.	(500)	(23,700)	1.0
Japan Aviation Electronics Industry Ltd.	(1,000)	(17,207)	0.7
Japan Hotel REIT Investment Corp.	(242)	(177,458)	7.4
Japan Lifeline Co., Ltd.	(57,740)	(1,248,153)	52.2
Kagome Co., Ltd.	(10,900)	(332,896)	13.9
Koito Manufacturing Co., Ltd.	(36,100)	(2,325,380)	97.2
Kusuri no Aoki Holdings Co., Ltd.	(6,400)	(469,795)	19.6
Kyudenko Corp.	(4,700)	(188,259)	7.9
Maruichi Steel Tube Ltd.	(700)	(24,119)	1.0
Minebea Co., Ltd.	(90,800)	(1,629,598)	68.1
Monex Group, Inc.	(89,900)	(448,135)	18.7
MonotaRO Co., Ltd.	(18,500)	(931,694)	38.9
Morinaga & Co., Ltd.	(5,100)	(236,621)	9.9
Nabtesco Corp.	(2,500)	(78,047)	3.3
Nidec Corp.	(1,800)	(261,451)	10.9
Nippon Paint Co., Ltd.	(47,900)	(2,093,328)	87.5
Nippon Yusen KK	(4,300)	(82,643)	3.5
Nishi-Nippon Financial Holdings, Inc.	(1,300)	(15,486)	0.6
Nissan Motor Co., Ltd.	(27,900)	(263,368)	11.0
Outsourcing, Inc.	(22,000)	(474,623)	19.8
Park24 Co., Ltd.	(700)	(19,643)	0.8
Relo Group, Inc.	(58,400)	(1,581,878)	66.1
Renesas Electronics Corp.	(106,100)	(948,109)	39.6
Sankyu, Inc.	(400)	(21,035)	0.9
Sawai Pharmaceutical Co., Ltd.	(800)	(37,820)	1.6
SBI Holdings, Inc.	(54,000)	(1,474,157)	61.6
Seria Co., Ltd.	(400)	(18,378)	0.8
Shinsei Bank Ltd.	(1,700)	(26,775)	1.1
Shiseido Co., Ltd.	(2,400)	(176,809)	7.4
Start Today Co., Ltd.	(8,900)	(357,971)	15.0
Taiyo Nippon Sanso Corp.	(9,200)	(141,318)	5.9
TDK Corp.	(11,400)	(1,221,360)	51.0
TechnoPro Holdings, Inc.	(13,400)	(850,527)	35.5
Tokuyama Corp.	(1,300)	(41,123)	1.7
Toshiba Corp.	(888,000)	(2,713,468)	113.4
Welcia Holdings Co., Ltd.	(4,600)	(233,933)	9.8
Zensho Holdings Co., Ltd.	(3,300)	(73,548)	3.1

		(25,413,057)

	Shares	Value	% of Basket Value
Luxembourg
Aroundtown SA	(53,206)	$(443,857)	18.6%
B&M European Value Retail SA	(541,310)	(2,929,004)	122.4

		(3,372,861)
Netherlands
GrandVision NV	(21,083)	(483,994)	20.2
Koninklijke Boskalis Westminster NV	(53,130)	(1,629,043)	68.1

		(2,113,037)
Norway
Norwegian Air Shuttle ASA	(29,920)	(876,373)	36.6
Schibsted ASA, B Shares	(37,655)	(1,220,766)	51.0

		(2,097,139)
Portugal
Banco Comercial Portugues SA	(1,207,515)	(378,161)	15.8

Singapore
SembCorp Industries Ltd.	(831,000)	(1,637,579)	68.4
Singapore Post Ltd.	(347,600)	(342,614)	14.3
Singapore Telecommunications Ltd.	(334,100)	(788,482)	33.0
United Overseas Bank Ltd.	(2,300)	(45,737)	1.9
Wilmar International Ltd.	(477,400)	(1,099,474)	46.0

		(3,913,886)
Spain
Banco Santander SA	(190,462)	(1,070,037)	44.7
Bankia SA	(61,348)	(241,166)	10.1
Cellnex Telecom SAU	(4,022)	(106,882)	4.5

		(1,418,085)
Sweden
Getinge AB, Class B	(7,406)	(79,619)	3.3
Husqvarna AB, B Shares	(5,485)	(43,404)	1.8
Investment AB Latour, B Shares	(44,486)	(494,713)	20.7
JM AB	(1,885)	(34,761)	1.5
Nibe Industrier AB, B Shares	(69,167)	(777,367)	32.5

		(1,429,864)
Switzerland
Credit Suisse Group AG	(12,598)	(202,608)	8.5
LafargeHolcim Ltd.	(800)	(40,915)	1.7
Lonza Group AG	(151)	(46,480)	1.9
Panalpina Welttransport Holding AG	(1,964)	(280,397)	11.7
VAT Group AG	(620)	(81,399)	3.4
Vifor Pharma AG	(2,441)	(461,723)	19.3

		(1,113,522)
United Kingdom
BT Group PLC	(130,129)	(398,076)	16.6
Crest Nicholson Holdings PLC	(6,417)	(32,073)	1.4
Micro Focus International PLC	(81,432)	(1,328,761)	55.5
Ocado Group PLC	(199,525)	(2,890,903)	120.8
Prudential PLC	(5,050)	(119,642)	5.0
Royal Bank of Scotland Group PLC	(16,398)	(54,970)	2.3

		(4,824,425)
United States
Maxar Technologies Ltd.	(9,174)	(449,585)	18.8
Reliance Worldwide Corp., Ltd.	(98,634)	(435,732)	18.2
Tahoe Resources, Inc.	(6,095)	(27,363)	1.1

		(912,680)

Total Reference Entity — Short		(102,811,108)

Net Value of Reference Entity — UBS AG		$(2,392,812)

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of July 31, 2018 expiration dates 08/01/18 — 03/17/23:

	Shares	Value	% of Basket Value
Reference Entity — Long

Australia
Iluka Resources Ltd.	7,009	$59,738	(1.9)%
Perpetual Ltd.	10,440	338,910	(10.8)
Qantas Airways Ltd.	137,773	688,608	(21.9)
Santos Ltd.	66,611	315,521	(10.0)

		1,402,777
Belgium
UCB SA	5,021	431,679	(13.7)

Bermuda
Liberty Latin America Ltd., Class A	2	38	0.0

Canada
BRP, Inc.	4,866	226,981	(7.2)
Canfor Corp.	3,245	71,144	(2.3)
Methanex Corp.	19,644	1,356,966	(43.2)
Norbord, Inc.	2,307	82,998	(2.6)
Power Corp. of Canada	1,315	29,912	(1.0)
Quebecor, Inc., Class B	112,426	2,342,983	(74.5)
TFI International, Inc.	7,970	264,676	(8.4)
Vermilion Energy, Inc.	11,367	391,294	(12.4)

		4,766,954
Finland
Amer Sports OYJ	85,552	2,743,185	(87.2)
Nokia OYJ	453,643	2,462,217	(78.3)

		5,205,402
France
Arkema SA	18,871	2,363,082	(75.1)
Christian Dior SE	10,691	4,548,647	(144.7)
Cie de Saint-Gobain	65,091	2,893,836	(92.0)
Cie Generale des Etablissements Michelin SCA	3,667	470,907	(15.0)
Faurecia SA	18,595	1,263,125	(40.2)
Pernod Ricard SA	11,207	1,805,647	(57.4)
Publicis Groupe SA	2,514	160,434	(5.1)
UbiSoft Entertainment SA	22,071	2,432,664	(77.4)

		15,938,342
Germany
Deutsche Lufthansa AG, Registered Shares	167,968	4,712,747	(149.9)
Evonik Industries AG	15,398	569,827	(18.1)
Infineon Technologies AG	12,309	325,976	(10.4)
Jenoptik AG	1,044	41,998	(1.3)
MTU Aero Engines AG	11,916	2,526,884	(80.4)
Puma SE	40	20,066	(0.6)
Puma SE	5,663	2,842,458	(90.4)
Salzgitter AG	16,865	834,070	(26.5)
Software AG	16,859	795,797	(25.3)
Suedzucker AG	66,283	967,232	(30.8)
Telefonica Deutschland Holding AG	637,251	2,790,846	(88.8)
Wirecard AG	7,113	1,330,657	(42.3)

		17,758,558
Hong Kong
Kerry Properties Ltd.	85,500	433,721	(13.8)
Melco Resorts & Entertainment Ltd. — ADR	30,840	797,523	(25.4)

		1,231,244

	Shares	Value	% of Basket Value
Israel
Wix.com Ltd.	10,560	$1,003,200	(31.9	) %

Italy
Ferrari NV	2,810	372,952	(11.9)
Moncler SpA	52,334	2,306,548	(73.3)
Saipem SpA	44,844	234,229	(7.4)
Saras SpA	18,224	43,632	(1.4)
Unipol Gruppo Finanziario SpA	19,368	80,452	(2.6)

		3,037,813
Japan
Aica Kogyo Co., Ltd.	1,900	70,173	(2.2)
DMG Mori Seiki Co., Ltd.	3,900	59,884	(1.9)
en-japan, Inc.	2,000	94,636	(3.0)
FUJIFILM Holdings Corp.	3,300	136,207	(4.3)
Glory Ltd.	4,100	120,521	(3.8)
Gree, Inc.	12,900	71,502	(2.3)
Hokuriku Electric Power Co.	42,600	447,188	(14.2)
Itochu Techno-Solutions Corp.	8,600	163,857	(5.2)
Japan Tobacco, Inc.	142,400	4,052,662	(128.9)
Kirin Holdings Co., Ltd.	51,100	1,308,231	(41.6)
Konami Holdings Corp.	3,000	141,146	(4.5)
Miraca Holdings, Inc.	2,600	75,562	(2.4)
Nagase & Co.,,Ltd.	15,800	256,354	(8.2)
NTN Corp.	31,800	140,384	(4.5)
Suruga Bank Ltd.	1,400	12,543	(0.4)
Toppan Forms Co., Ltd.	39,400	401,182	(12.8)
Ulvac, Inc.	9,200	362,731	(11.5)
Yahoo! Japan Corp.	146,700	558,134	(17.8)
Zeon Corp.	7,500	84,971	(2.7)

		8,557,868
Netherlands
Koninklijke DSM NV	103,067	10,984,869	(349.3)
Koninklijke KPN NV	860,509	2,487,924	(79.1)
Wolters Kluwer NV	92,827	5,589,935	(177.8)

		19,062,728
Norway
TGS Nopec Geophysical Co. ASA	85,714	3,267,961	(103.9)

Singapore
Genting Singapore Ltd.	442,000	415,587	(13.2)

Spain
Aena SME SA	653	118,568	(3.8)
Mediaset Espana Comunicacion SA	58,498	460,217	(14.6)

		578,785
Sweden
SSAB AB, A Shares	28,146	138,841	(4.4)
Swedish Match AB	70,394	3,848,247	(122.4)

		3,987,088
United Kingdom
Ashmore Group PLC	64,002	306,069	(9.7)
Ashtead Group PLC	15,365	471,696	(15.0)
Auto Trader Group PLC	31,843	177,615	(5.6)
British Land Co. PLC	165,834	1,436,265	(45.7)
Centrica PLC	487,551	951,903	(30.3)
Diageo PLC	92,709	3,401,258	(108.2)
Direct Line Insurance Group PLC	125,678	567,040	(18.0)
easyJet PLC	9,062	192,445	(6.1)
IG Group Holdings PLC	128,582	1,552,154	(49.4)
International Game Technology PLC	27,439	693,658	(22.0)
Legal & General Group PLC	1,592,389	5,479,934	(174.3)

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value
United Kingdom (continued)
National Grid PLC	450,256	$4,810,067	(153.0	) %
Pearson PLC	35,726	433,565	(13.8)
Petrofac Ltd.	214,663	1,726,109	(54.9)
SSP Group PLC	208,705	1,867,561	(59.4)
Tate & Lyle PLC	246,759	2,018,241	(64.2)

		26,085,580
United States
Acxiom Corp.	8,880	359,995	(11.5)
Agilent Technologies, Inc.	136,161	8,992,072	(286.0)
Albemarle Corp.	4,898	461,392	(14.7)
Allstate Corp.	3,614	343,764	(10.9)
Ally Financial, Inc.	59,009	1,579,081	(50.2)
American Campus Communities, Inc.	6,413	264,536	(8.4)
American Eagle Outfitters, Inc.	107,974	2,718,785	(86.5)
American Express Co.	20,419	2,032,099	(64.6)
American Financial Group, Inc.	22,194	2,501,042	(79.5)
AmerisourceBergen Corp.	19,112	1,563,935	(49.7)
ASGN, Inc.	1,037	93,641	(3.0)
Automatic Data Processing, Inc.	5,222	704,918	(22.4)
Black Hills Corp.	6,490	389,205	(12.4)
Booz Allen Hamilton Holding Corp.	74,857	3,538,490	(112.5)
BorgWarner, Inc.	142,423	6,554,306	(208.4)
Box, Inc., Class A	660	15,814	(0.5)
Brandywine Realty Trust	60,545	998,387	(31.8)
Bristol-Myers Squibb Co.	83,029	4,877,954	(155.1)
Bunge Ltd.	3,300	228,129	(7.3)
Cantel Medical Corp.	163	15,112	(0.5)
Cardinal Health, Inc.	25,116	1,254,544	(39.9)
Carnival Corp.	94,378	5,590,953	(177.8)
CDK Global, Inc.	2,318	144,759	(4.6)
CenterPoint Energy, Inc.	337,852	9,622,025	(306.0)
Cinemark Holdings, Inc.	20,346	730,828	(23.2)
Cisco Systems, Inc.	20,844	881,493	(28.0)
Citigroup, Inc.	160,452	11,534,894	(366.8)
Citizens Financial Group, Inc.	65,789	2,617,086	(83.2)
Comcast Corp., Class A	60,989	2,182,186	(69.4)
ConocoPhillips	43,158	3,114,713	(99.1)
Continental Resources, Inc.	16,823	1,074,485	(34.2)
Cornerstone OnDemand, Inc.	946	46,732	(1.5)
Crane Co.	2,778	251,603	(8.0)
Crimson Wine Group Ltd.	1	9	0.0
D.R. Horton, Inc.	9,030	394,611	(12.6)
Dana, Inc.	18,773	400,804	(12.7)
Darden Restaurants, Inc.	21,604	2,310,332	(73.5)
Delta Air Lines, Inc.	13,215	719,160	(22.9)
Discover Financial Services	12,791	913,405	(29.1)
DocuSign, Inc.	1,327	71,525	(2.3)
Domino’s Pizza, Inc.	12,285	3,226,778	(102.6)
Dropbox, Inc., Class A	33,614	899,847	(28.6)
Duke Realty Corp.	57,027	1,660,626	(52.8)
eBay, Inc.	33,436	1,118,434	(35.6)
Extended Stay America, Inc.	11,565	246,219	(7.8)
Facebook, Inc., Class A	27,620	4,766,660	(151.6)
Fidelity National Information Services, Inc.	54,357	5,605,837	(178.3)
First American Financial Corp.	56,973	3,190,488	(101.5)
Fortune Brands Home & Security, Inc.	131,627	7,634,366	(242.8)
H&R Block, Inc.	89,043	2,240,322	(71.2)
Hanover Insurance Group, Inc.	11,635	1,459,262	(46.4)
HD Supply Holdings, Inc.	3,177	139,724	(4.4)
Helmerich & Payne, Inc.	1,001	61,411	(2.0)
Hewlett Packard Enterprise Co.	2,752	42,491	(1.4)
Highwoods Properties, Inc.	7,252	356,146	(11.3)

	Shares	Value	% of Basket Value
United States (continued)
Hilton Worldwide Holdings, Inc.	338	$26,587	(0.8	) %
Humana, Inc.	9,016	2,832,647	(90.1)
Insperity, Inc.	15,237	1,449,039	(46.1)
Jabil, Inc.	20,545	578,753	(18.4)
Jefferies Financial Group, Inc.	32,555	789,459	(25.1)
Kimco Realty Corp.	16,175	269,961	(8.6)
Kohl’s Corp.	93,062	6,874,490	(218.6)
Landstar System, Inc.	37,185	4,133,113	(131.4)
Legg Mason, Inc.	4,976	169,831	(5.4)
Lincoln National Corp.	12,341	840,422	(26.7)
Live Nation Entertainment, Inc.	1,557	76,729	(2.4)
Lululemon Athletica, Inc.	8,005	960,200	(30.5)
Macerich Co.	2,528	149,304	(4.7)
ManpowerGroup, Inc.	16,068	1,498,502	(47.7)
Match Group, Inc.	7,632	275,668	(8.8)
Maxim Integrated Products, Inc.	135,017	8,254,939	(262.5)
McDonald’s Corp.	47,454	7,475,903	(237.8)
McKesson Corp.	16,668	2,093,501	(66.6)
MetLife, Inc.	5,245	239,906	(7.6)
Michael Kors Holdings Ltd.	8,605	574,212	(18.3)
Morgan Stanley	76,188	3,852,065	(122.5)
Motorola Solutions, Inc.	34,074	4,133,176	(131.4)
National Instruments Corp.	840	36,800	(1.2)
National Retail Properties, Inc.	36,993	1,650,258	(52.5)
New Relic, Inc.	355	34,684	(1.1)
Newmont Mining Corp.	48,170	1,766,876	(56.2)
Nordstrom, Inc.	50,426	2,642,827	(84.0)
Outfront Media, Inc.	4,504	95,710	(3.0)
Owens Corning	23,035	1,433,238	(45.6)
Packaging Corp. of America	6,182	697,948	(22.2)
Patterson Cos., Inc.	2,359	57,843	(1.8)
Penske Automotive Group, Inc.	3,882	202,640	(6.4)
Perrigo Co. PLC	91,499	7,367,499	(234.3)
Pinnacle West Capital Corp.	21,425	1,723,213	(54.8)
Prologis, Inc.	35,943	2,358,580	(75.0)
Prudential Financial, Inc.	36,598	3,693,104	(117.5)
Raytheon Co.	9,696	1,920,099	(61.1)
Realty Income Corp.	31,824	1,774,824	(56.4)
Regions Financial Corp.	100,113	1,863,103	(59.3)
Ryder System, Inc.	59,403	4,651,255	(147.9)
Sotheby’s	27,785	1,475,661	(46.9)
Southwest Gas Holdings, Inc.	251	19,628	(0.6)
SunTrust Banks, Inc.	5,392	388,601	(12.4)
SYNNEX Corp.	1,628	157,053	(5.0)
Target Corp.	109,873	8,864,554	(281.9)
Telephone & Data Systems, Inc.	136,469	3,445,842	(109.6)
Terex Corp.	83,924	3,702,727	(117.8)
Twilio, Inc., Class A	552	31,955	(1.0)
Twitter, Inc.	1,541	49,112	(1.6)
Unum Group	45,571	1,810,536	(57.6)
Urban Outfitters, Inc.	92,819	4,121,164	(131.1)
Varian Medical Systems, Inc.	3,432	396,224	(12.6)
VMware, Inc., Class A	14,907	2,155,403	(68.5)
W.W. Grainger, Inc.	4,813	1,667,993	(53.0)
WellCare Health Plans, Inc.	15,087	4,034,566	(128.3)
WESCO International, Inc.	318	19,398	(0.6)
Western Union Co.	225,770	4,551,523	(144.8)
WR Grace & Co.	8,173	603,658	(19.2)
Wyndham Destinations, Inc.	27,562	1,271,159	(40.4)
Yelp, Inc.	51,402	1,895,706	(60.3)
Zoetis, Inc.	23,956	2,071,715	(65.9)

		238,990,501

Total Reference Entity — Long		351,722,105

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value
Reference Entity — Short

Australia
Atlas Arteria Ltd.	(475,371)	$(2,309,776)	73.5%
Boral Ltd.	(311,021)	(1,537,058)	48.9
Healthscope Ltd.	(186,198)	(302,496)	9.6
Incitec Pivot Ltd.	(11,394)	(32,126)	1.0
Nufarm Ltd.	(17,807)	(94,634)	3.0
QBE Insurance Group Ltd.	(92,223)	(692,527)	22.0
Tabcorp Holdings Ltd.	(21,406)	(74,347)	2.4

		(5,042,964)
Austria
ams AG	(22,354)	(1,608,234)	51.1
Andritz AG	(6,586)	(373,354)	11.9
Lenzing AG	(23,171)	(2,942,581)	93.6

		(4,924,169)
Belgium
Umicore SA	(19,999)	(1,170,393)	37.2

Bermuda
Marvell Technology Group Ltd.	(19,206)	(409,280)	13.0

Canada
Ivanhoe Mines Ltd., Class A	(76,806)	(152,921)	4.9

Denmark
Ambu A/S	(15,978)	(628,594)	20.0
DONG Energy A/S	(139,226)	(8,591,411)	273.2
Pandora A/S	(21,130)	(1,500,489)	47.7

		(10,720,494)
Finland
Konecranes OYJ	(58,316)	(2,256,654)	71.8

France
Elis SA	(198,061)	(4,546,368)	144.6
SPIE SA	(8,132)	(153,988)	4.9

		(4,700,356)
Germany
Commerzbank AG	(21,383)	(230,845)	7.3
Deutsche Bank AG	(240,505)	(3,145,508)	100.0
Drillisch AG	(13,511)	(803,689)	25.6
Jungheinrich AG	(1,339)	(49,281)	1.6
OSRAM Licht AG	(2,473)	(110,416)	3.5
ThyssenKrupp AG	(189,716)	(5,048,911)	160.6
Volkswagen AG	(11,233)	(2,001,296)	63.6
Zalando SE	(9,264)	(531,481)	16.9

		(11,921,427)
Hong Kong
Jardine Strategic Holdings Ltd.	(14,500)	(579,241)	18.4

Ireland
Adient PLC	(96,298)	(4,586,674)	145.9
Greencore Group PLC	(328,315)	(764,038)	24.3

		(5,350,712)
Italy
Unione di Banche Italiane SpA	(484,533)	(1,999,227)	63.6

Japan
77 Bank Ltd.	(800)	(19,268)	0.6
Ain Holdings, Inc.	(800)	(59,442)	1.9
ANA Holdings, Inc.	(600)	(22,033)	0.7
Ariake Japan Co., Ltd.	(600)	(51,486)	1.6
Bic Camera, Inc.	(77,500)	(1,169,356)	37.2
Daiwa House REIT Investment Corp.	(10)	(24,737)	0.8

	Shares	Value	% of Basket Value
Japan (continued)
Daido Steel Co., Ltd.	(700)	$(34,570)	1.1%
Dowa Holdings Co., Ltd.	(14,900)	(479,135)	15.2
Fujitsu General Ltd.	(3,300)	(50,813)	1.6
Idemitsu Kosan Co., Ltd.	(600)	(27,027)	0.9
Japan Lifeline Co., Ltd.	(3,100)	(67,012)	2.1
Koito Manufacturing Co. Ltd.	(6,900)	(444,463)	14.1
Kumagai Gumi Co., Ltd.	(800)	(28,018)	0.9
Kusuri no Aoki Holdings Co., Ltd.	(2,600)	(190,854)	6.1
Kyudenko Corp.	(3,100)	(124,171)	4.0
Minebea Co., Ltd.	(66,400)	(1,191,688)	37.9
MonotaRO Co., Ltd.	(4,100)	(206,484)	6.6
Nidec Corp.	(22,000)	(3,195,506)	101.6
Nippon Paint Co. Ltd.	(69,200)	(3,024,182)	96.2
Oriental Land Co. Ltd.	(9,400)	(1,022,108)	32.5
Relo Group, Inc.	(1,200)	(32,504)	1.0
Renesas Electronics Corp.	(146,700)	(1,310,911)	41.7
Sawai Pharmaceutical Co., Ltd.	(400)	(18,910)	0.6
SBI Holdings, Inc.	(37,300)	(1,018,260)	32.4
SoftBank Group Corp.	(48,300)	(4,034,122)	128.3
TDK Corp.	(18,300)	(1,960,605)	62.4
TechnoPro Holdings, Inc.	(2,400)	(152,333)	4.8
THK Co., Ltd.	(1,300)	(35,412)	1.1
Tsuruha Holdings, Inc.	(800)	(98,411)	3.1
Welcia Holdings Co., Ltd.	(1,700)	(86,454)	2.8

		(20,180,275)
Luxembourg
Aroundtown SA	(49,717)	(414,751)	13.2
B&M European Value Retail SA	(962,061)	(5,205,668)	165.5

		(5,620,419)
Macau
MGM China Holdings Ltd.	(6,400)	(13,803)	0.4

Netherlands
GrandVision NV	(4,665)	(107,092)	3.4
Koninklijke Boskalis Westminster NV	(76,222)	(2,337,078)	74.3
OCI	(1,640)	(49,593)	1.6

		(2,493,763)
Norway
Schibsted ASA, B Shares	(4,945)	(160,316)	5.1
Yara International ASA	(194,765)	(8,587,596)	273.1

		(8,747,912)
Portugal
Banco Comercial Portugues SA	(2,448,688)	(766,863)	24.4

Singapore
SembCorp Industries Ltd.	(43,500)	(85,722)	2.7
Singapore Post Ltd.	(563,300)	(555,220)	17.6
Wilmar International Ltd.	(197,500)	(454,851)	14.5

		(1,095,793)
Spain
Banco Santander SA	(311,477)	(1,749,914)	55.7

Sweden
Hennes & Mauritz AB, B Shares	(7,010)	(109,143)	3.5
Investment AB Latour, B Shares	(7,228)	(80,380)	2.5
Nibe Industrier AB, B Shares	(160,850)	(1,807,792)	57.5

		(1,997,315)
Switzerland
Credit Suisse Group AG	(479,252)	(7,707,578)	245.1
Lonza Group AG	(22,572)	(6,948,051)	221.0
Vifor Pharma AG	(16,427)	(3,107,220)	98.8

		(17,762,849)

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value
United Kingdom
British American Tobacco PLC	(93,266)	$(5,127,042)	163.0%
BT Group PLC	(1,825,514)	(5,584,399)	177.6
Janus Henderson Group PLC	(158,410)	(5,156,245)	164.0
Micro Focus International PLC	(117,708)	(1,920,693)	61.1
Ocado Group PLC	(93,800)	(1,359,061)	43.2
Prudential PLC	(276,284)	(6,518,515)	207.3
Reckitt Benckiser Group PLC	(33,034)	(2,945,000)	93.7

		(28,610,955)
United States
Advance Auto Parts, Inc.	(3,190)	(450,524)	14.3
Advanced Micro Devices, Inc.	(56,450)	(1,034,729)	32.9
AGNC Investment Corp.	(5,834)	(113,588)	3.6
Alleghany Corp.	(95)	(59,781)	1.9
Allegheny Technologies, Inc.	(34,988)	(972,666)	30.9
Allegiant Travel Co.	(13,610)	(1,682,196)	53.5
AMERCO	(205)	(77,301)	2.5
American Tower Corp.	(18,969)	(2,811,965)	89.4
Annaly Capital Management, Inc.	(71,205)	(763,318)	24.3
Aramark	(6,102)	(245,361)	7.8
Axon Enterprise, Inc.	(809)	(54,955)	1.8
Beacon Roofing Supply, Inc.	(54,078)	(2,275,603)	72.4
Becton Dickinson & Co.	(35,053)	(8,776,220)	279.1
Berry Plastics Group, Inc.	(9,851)	(481,221)	15.3
Blackbaud, Inc.	(3,286)	(327,976)	10.4
Caesars Entertainment Corp.	(167,515)	(1,892,920)	60.2
Callon Petroleum Co.	(273,288)	(2,940,579)	93.5
Campbell Soup Co.	(164,685)	(6,735,617)	214.2
CBOE Holdings, Inc.	(94,416)	(9,170,626)	291.6
Centennial Resource Development, Inc.	(145,303)	(2,609,642)	83.0
CenturyLink, Inc.	(150,826)	(2,831,004)	90.0
Chegg, Inc.	(58,468)	(1,619,564)	51.5
Cintas Corp.	(458)	(93,652)	3.0
Coherent, Inc.	(5,544)	(876,285)	27.9
Commercial Metals Co.	(22,527)	(503,253)	16.0
CommScope Holding Co., Inc.	(74,352)	(2,387,443)	75.9
Compass Minerals International, Inc.	(26,427)	(1,793,072)	57.0
Cooper Cos., Inc.	(10,000)	(2,605,000)	82.8
Coty, Inc., Class A	(131,216)	(1,759,607)	56.0
Credit Acceptance Corp.	(23,736)	(9,105,130)	289.6
Cree, Inc.	(24,056)	(1,134,240)	36.1
Crown Castle International Corp.	(33,927)	(3,760,129)	119.6
Diamondback Energy, Inc.	(6,848)	(903,594)	28.7
Digital Realty Trust, Inc.	(21,229)	(2,577,625)	82.0
Dollar Tree, Inc.	(56,619)	(5,168,182)	164.4
Dycom Industries, Inc.	(35,256)	(3,143,425)	100.0
Edwards Lifesciences Corp.	(14,892)	(2,121,365)	67.5
Eldorado Resorts, Inc.	(33,466)	(1,434,018)	45.6
Ellie Mae, Inc.	(4,334)	(430,019)	13.7
EQT Corp.	(94,352)	(4,687,407)	149.1
Equifax, Inc.	(8,258)	(1,036,379)	33.0
Equinix, Inc.	(7,368)	(3,236,615)	102.9
First Solar, Inc.	(1,132)	(59,260)	1.9
Floor & Decor Holdings, Inc.	(19,189)	(916,275)	29.1
Flowserve Corp.	(47,013)	(2,084,086)	66.3
Fortive Corp.	(1,954)	(160,384)	5.1
Gartner, Inc.	(44,476)	(6,023,385)	191.6
Hanesbrands, Inc.	(32,267)	(718,263)	22.8
Hasbro, Inc.	(7,929)	(789,808)	25.1
Healthcare Services Group, Inc.	(30,129)	(1,212,994)	38.6
HealthEquity, Inc.	(6,848)	(517,024)	16.4
Henry Schein, Inc.	(23,812)	(1,890,911)	60.1
Howard Hughes Corp.	(21,536)	(2,919,205)	92.8

	Shares	Value	% of Basket Value
United States (continued)
ICU Medical, Inc.	(214)	$(61,375)	2.0%
II-VI, Inc.	(92,852)	(3,639,798)	115.8
Ingevity Corp.	(17,566)	(1,750,803)	55.7
Integra LifeSciences Holdings Corp.	(4,629)	(288,526)	9.2
Invitation Homes, Inc.	(58,295)	(1,347,197)	42.8
JELD-WEN Holding, Inc.	(82,446)	(2,262,318)	71.9
John Bean Technologies Corp.	(855)	(94,563)	3.0
Johnson Controls International PLC	(94,247)	(3,535,205)	112.4
KBR, Inc.	(1,062)	(21,219)	0.7
Lennar Corp.	(46,187)	(2,414,194)	76.8
Liberty Broadband Corp.	(21,771)	(1,730,141)	55.0
Liberty Media Corp-Liberty Formula One	(83,420)	(2,940,555)	93.5
Littelfuse, Inc.	(1,369)	(296,827)	9.4
LKQ Corp.	(202,716)	(6,795,040)	216.1
Lumentum Holdings, Inc.	(15,609)	(815,570)	25.9
Maxar Technologies Ltd.	(2,084)	(102,129)	3.3
Microchip Technology, Inc.	(87,418)	(8,167,464)	259.7
Navistar International Corp.	(8,225)	(354,251)	11.3
Netflix, Inc.	(1,261)	(425,524)	13.5
Newell Rubbermaid, Inc.	(132,544)	(3,471,327)	110.4
NVIDIA Corp.	(2,215)	(542,365)	17.3
Oracle Corp.	(9,644)	(459,826)	14.6
Peabody Energy Corp.	(698)	(29,658)	0.9
Platform Specialty Products Corp.	(3,039)	(37,562)	1.2
Pool Corp.	(4,028)	(617,291)	19.6
Post Holdings, Inc.	(8,988)	(778,001)	24.7
Procter & Gamble Co.	(329)	(26,610)	0.8
Qorvo, Inc.	(3,539)	(289,349)	9.2
Qurate Retail, Inc.	(15,048)	(320,372)	10.2
Sabra Health Care REIT, Inc.	(108,896)	(2,353,243)	74.8
SBA Communications Corp.	(13,169)	(2,083,994)	66.3
Sherwin-Williams Co.	(21,962)	(9,679,312)	307.8
SiteOne Landscape Supply, Inc.	(23,789)	(2,121,027)	67.5
Southwestern Energy Co.	(64,108)	(329,515)	10.5
Starbucks Corp.	(1,585)	(83,038)	2.6
Stericycle, Inc.	(17,158)	(1,198,658)	38.1
Sterling Bancorp	(229,572)	(5,096,498)	162.1
SVB Financial Group	(508)	(156,403)	5.0
Syneos Health, Inc.	(23,891)	(1,177,229)	37.4
Tapestry, Inc.	(5,117)	(241,113)	7.7
Teleflex, Inc.	(1,708)	(465,789)	14.8
Tronox, Ltd., Class A	(58,592)	(1,081,022)	34.4
Under Armour, Inc., Class C	(11,693)	(219,127)	7.0
United States Steel Corp.	(3,158)	(115,046)	3.7
United Technologies Corp.	(4,666)	(633,363)	20.1
Uniti Group, Inc.	(147,535)	(2,608,419)	83.0
Universal Display Corp.	(7,435)	(715,991)	22.8
Universal Health Services, Inc.	(853)	(104,151)	3.3
Verisk Analytics, Inc., Class A	(75,512)	(8,353,137)	265.7
ViaSat, Inc.	(50,394)	(3,544,714)	112.7
Virtu Financial, Inc., Class A	(8,187)	(164,968)	5.2
Walgreens Boots Alliance, Inc.	(83,653)	(5,656,616)	179.9
WR Berkley Corp.	(263)	(19,938)	0.6
Zillow Group, Inc.	(33,184)	(1,848,349)	58.8
Zimmer Biomet Holdings, Inc.	(71,365)	(8,957,735)	284.9

		(216,598,846)

Total Reference Entity — Short		(354,866,545)

Net Value of Reference Entity — Goldman Sachs & Co.		$(3,144,440)

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America, N.A. as of July 31, 2018 expiration date 02/17/23:

	Shares	Value	% of Basket Value
Reference Entity — Long

Argentina
Despegar.com Corp.	2,320	$48,766	(95.2)%

Bermuda
Assured Guaranty Ltd.	1,244	48,417	(94.5)
Liberty Latin America Ltd., Class C	773	14,965	(29.2)

		63,382
Canada
Canada Goose Holdings, Inc.	378	21,708	(42.4)

Israel
Mellanox Technologies Ltd.	392	30,772	(60.0)

Peru
Southern Copper Corp.	336	16,585	(32.4)

Switzerland
Logitech International SA	548	24,030	(46.9)

United Kingdom
BrightSphere Investment Group PLC	10,465	149,126	(291.1)
Ferroglobe PLC	3,600	29,340	(57.3)

		178,466
United States
Advanced Drainage Systems, Inc.	664	18,559	(36.2)
Affiliated Managers Group, Inc.	1,543	246,895	(482.0)
Agilent Technologies, Inc.	339	22,388	(43.7)
Air Transport Services Group, Inc.	6,105	137,546	(268.5)
Altice USA, Inc., Class A	2,952	50,568	(98.7)
AMC Entertainment Holdings, Inc., Class A	1,467	23,912	(46.7)
American Axle & Manufacturing Holdings, Inc.	3,290	55,009	(107.4)
athenahealth, Inc.	112	16,880	(33.0)
Atkore International Group, Inc.	788	18,644	(36.4)
BOK Financial Corp.	158	15,378	(30.0)
Brink’s Co.	507	40,484	(79.0)
Builders FirstSource, Inc.	723	12,963	(25.3)
California Water Service Group	976	40,114	(78.3)
Callaway Golf Co.	839	16,142	(31.5)
Cardinal Health, Inc.	359	17,932	(35.0)
CDW Corp.	506	42,550	(83.1)
Charles River Laboratories International, Inc.	173	21,504	(42.0)
CNA Financial Corp.	1,035	48,417	(94.5)
Coca-Cola Bottling Co. Consolidated	202	29,314	(57.2)
Cogent Communications Holdings, Inc.	688	35,742	(69.8)
Consolidated Communications Holdings, Inc.	439	5,593	(10.9)
Continental Building Products, Inc.	1,083	34,548	(67.4)
Continental Resources, Inc.	552	35,256	(68.8)
Dillard’s, Inc., Class A	490	39,332	(76.8)
Encompass Health Corp.	180	13,613	(26.6)
Essent Group Ltd.	5,189	199,258	(389.0)
EW Scripps Co., Class A	3,006	39,379	(76.9)
First American Financial Corp.	449	25,144	(49.1)
FirstCash, Inc.	227	18,432	(36.0)
Garmin Ltd.	184	11,491	(22.4)
Generac Holdings, Inc.	265	14,244	(27.8)
Hecla Mining Co.	17,594	56,301	(109.9)
Herman Miller, Inc.	458	17,335	(33.8)
Hyatt Hotels Corp., Class A	2,439	190,803	(372.5)
IDACORP, Inc.	281	26,481	(51.7)

	Shares	Value	% of Basket Value
United States (continued)
International Flavors & Fragrances, Inc.	506	$67,177	(131.1	) %
Intersect ENT, Inc.	416	13,458	(26.3)
Intuit, Inc.	68	13,888	(27.1)
Kearny Financial Corp.	1,686	24,194	(47.2)
Kennametal, Inc.	795	30,973	(60.5)
Landstar System, Inc.	182	20,229	(39.5)
Macquarie Infrastructure Corp.	6,830	310,150	(605.4)
Manitowoc Co., Inc.	2,681	71,020	(138.6)
Marathon Oil Corp.	694	14,657	(28.6)
Match Group, Inc.	378	13,653	(26.7)
MEDIA GEN, Inc. CVR	3,231	—	0.0
Medpace Holdings, Inc.	659	40,443	(78.9)
Meritor, Inc.	1,761	36,277	(70.8)
Michael Kors Holdings Ltd.	253	16,883	(33.0)
Middleby Corp.	246	25,210	(49.2)
Modine Manufacturing Co.	1,097	19,143	(37.4)
MRC Global, Inc.	2,079	47,089	(91.9)
MSG Networks, Inc., Class A	1,187	27,954	(54.6)
NOW, Inc.	2,321	34,699	(67.7)
Oshkosh Corp.	572	43,043	(84.0)
Paramount Group, Inc.	2,984	46,073	(89.9)
Patterson-UTI Energy, Inc.	1,783	30,668	(59.9)
Pilgrim’s Pride Corp.	1,382	24,627	(48.1)
Premier, Inc., Class A	665	24,871	(48.6)
Rexford Industrial Realty, Inc.	632	19,364	(37.8)
Rowan Cos. PLC, Class A	1,255	18,172	(35.5)
Sanmina Corp.	1,708	49,703	(97.0)
SeaWorld Entertainment, Inc.	1,497	31,886	(62.2)
Stifel Financial Corp.	8,578	472,905	(923.1)
Syneos Health, Inc.	357	17,591	(34.3)
TerraForm Power, Inc.	11,153	114,095	(222.7)
TransUnion	3,157	228,567	(446.2)
Ulta Salon Cosmetics & Fragrance, Inc.	167	40,813	(79.7)
Venator Materials PLC	3,880	56,726	(110.7)
Viacom, Inc., Class B	898	26,087	(50.9)
Wabash National Corp.	2,053	40,649	(79.3)
Weyerhaeuser Co.	612	20,918	(40.8)
WildHorse Resource Development Corp.	730	16,009	(31.3)
Yelp, Inc.	901	33,229	(64.9)
Zendesk, Inc.	722	39,327	(76.8)

		3,860,571

Total Reference Entity — Long		4,244,280

Reference Entity — Short

Bermuda
Third Point Reinsurance, Ltd.	(5,740)	(72,324)	141.2

Puerto Rico
Popular, Inc.	(5,163)	(256,240)	500.2

United States
Acacia Communications, Inc.	(2,484)	(79,836)	155.8
Air Lease Corp.	(421)	(18,507)	36.1
Americold Realty Trust	(21,356)	(459,368)	896.7
AnaptysBio, Inc.	(850)	(66,572)	130.0
Appian Corp	(828)	(25,734)	50.2
Buckle, Inc.	(22,809)	(548,556)	1,070.8
Carvana Co.	(263)	(11,309)	22.1
DISH Network Corp.	(35,104)	(1,107,882)	2,162.7
First Financial Bankshares, Inc.	(436)	(24,678)	48.2
GameStop Corp., Class A	(4,461)	(64,283)	125.5
Goldman Sachs Group, Inc.	(1,875)	(445,181)	869.0

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value
United States (continued)
Independent Bank Corp.	(2,516)	$(222,414)	434.2%
Medical Properties Trust, Inc.	(38,939)	(561,111)	1,095.3
MongoDB, Inc.	(329)	(17,802)	34.8
OceanFirst Financial Corp.	(1,040)	(30,337)	59.2
Solid Biosciences, Inc.	(510)	(20,502)	40.0
Trade Desk, Inc., Class A	(844)	(71,166)	138.9
Uniti Group, Inc.	(9,511)	(168,155)	328.3
Virtu Financial, Inc., Class A	(319)	(6,428)	12.5
Yext, Inc.	(810)	(17,123)	33.4

		(3,966,944)

Total Reference Entity — Short		(4,295,508)

Net Value of Reference Entity — Bank of America, N.A.		$(51,228)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of July 31, 2018 expiration dates 09/13/18 — 02/27/23:

	Shares	Value	% of Basket Value
Reference Entity — Long

Argentina
Despegar.com Corp.	17,643	$370,856	(576.2)%
Globant SA	7,769	430,713	(669.2)

		801,569
Bermuda
Assured Guaranty Ltd.	18,185	707,760	(1,099.6)
FGL Holdings	18,777	169,369	(263.1)
Golar LNG Ltd.	7,181	186,778	(290.2)
Liberty Latin America Ltd., Class C	4,457	86,287	(134.1)
Ship Finance International Ltd.	11,258	163,804	(254.5)

		1,313,998
Brazil
Cosan Ltd., Class A	66,955	540,997	(840.5)

Canada
Canada Goose Holdings, Inc.	283	16,253	(25.3)
Lions Gate Entertainment Corp., Class B	12,127	277,344	(430.9)

		293,597
Israel
Mellanox Technologies Ltd.	7,061	554,288	(861.1)
Taro Pharmaceutical Industries Ltd.	3,227	362,263	(562.8)
Tower Semiconductor Ltd.	16,090	332,259	(516.2)

		1,248,810
Monaco
GasLog Ltd.	10,718	180,598	(280.6)

Netherlands
Constellium NV, Class A	16,332	213,949	(332.4)
InterXion Holding NV	2,691	174,592	(271.2)

		388,541
Peru
Credicorp Ltd.	553	126,510	(196.5)

Spain
Atlantica Yield PLC	4	82	(0.1)

	Shares	Value	% of Basket Value
Switzerland
Logitech International SA	6,264	$274,677	(426.7	) %
TE Connectivity Ltd.	1,832	171,420	(266.3)

		446,097
United Kingdom
Ferroglobe PLC	1,313	10,701	(16.6)
International Game Technology PLC	3,738	94,497	(146.8)
Nomad Foods Ltd.	8,991	170,829	(265.4)
STERIS PLC	11,363	1,300,722	(2,020.8)
TechnipFMC PLC	1,580	51,429	(79.9)

		1,628,178
United States
Aaron’s, Inc.	1,486	64,359	(100.0)
ABIOMED, Inc.	131	46,443	(72.2)
ACCO Brands Corp.	10,051	128,653	(199.9)
Acuity Brands, Inc.	232	32,255	(50.1)
Acxiom Corp.	1,235	50,067	(77.8)
Advanced Drainage Systems, Inc.	23,023	643,493	(999.7)
Agilent Technologies, Inc.	2,301	151,958	(236.1)
Air Transport Services Group, Inc.	6,721	151,424	(235.3)
Alaska Air Group, Inc.	3,393	213,182	(331.2)
Albemarle Corp.	188	17,710	(27.5)
Alexandria Real Estate Equities, Inc.	1,156	147,321	(228.9)
Allstate Corp.	955	90,840	(141.1)
Altice USA, Inc., Class A	9,372	160,542	(249.4)
AMC Entertainment Holdings, Inc., Class A	2,732	44,532	(69.2)
American Airlines Group, Inc.	4,018	158,872	(246.8)
American Axle & Manufacturing Holdings, Inc.	4,893	81,811	(127.1)
American Financial Group, Inc.	6,020	678,394	(1,053.9)
American Water Works Co., Inc.	1,800	158,850	(246.8)
American Woodmark Corp.	1,131	94,382	(146.6)
Ameriprise Financial, Inc.	8,878	1,293,258	(2,009.2)
AmerisourceBergen Corp.	13,539	1,107,896	(1,721.2)
Amphenol Corp., Class A	22,907	2,142,034	(3,327.8)
Apache Corp.	1,947	89,562	(139.1)
Apartment Investment & Management Co., Class A	4,986	212,653	(330.4)
Armstrong World Industries, Inc.	1,320	89,628	(139.2)
Asbury Automotive Group, Inc.	1,347	94,694	(147.1)
ASGN, Inc.	1,448	130,754	(203.1)
athenahealth, Inc.	1,014	152,820	(237.4)
Atkore International Group, Inc.	10,161	240,409	(373.5)
Atlas Air Worldwide Holdings, Inc.	1,089	73,017	(113.4)
Automatic Data Processing, Inc.	7,415	1,000,951	(1,555.1)
AutoNation, Inc.	6,764	328,257	(510.0)
Avanos Medical, Inc.	494	27,269	(42.4)
Black Hills Corp.	6,794	407,436	(633.0)
Bloomin’ Brands, Inc.	22,724	439,482	(682.8)
BOK Financial Corp.	693	67,450	(104.8)
Booz Allen Hamilton Holding Corp.	4,119	194,705	(302.5)
BorgWarner, Inc.	27,757	1,277,377	(1,984.5)
Boston Properties, Inc.	15,283	1,918,475	(2,980.5)
Brandywine Realty Trust	43,282	713,720	(1,108.8)
Brink’s Co.	5,483	437,818	(680.2)
Broadridge Financial Solutions, Inc.	16,234	1,834,117	(2,849.5)
Brown-Forman Corp., Class B	4,634	246,621	(383.1)
Bruker Corp.	11,963	387,601	(602.2)
Builders FirstSource, Inc.	6,066	108,763	(169.0)
Cactus, Inc., Class A	961	31,444	(48.9)
California Water Service Group	2,018	82,940	(128.9)
Callaway Golf Co.	820	15,777	(24.5)
Carbonite, Inc.	5,321	182,510	(283.5)
Cardinal Health, Inc.	1,879	93,856	(145.8)
CareTrust REIT, Inc.	42,434	717,559	(1,114.8)

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value
United States (continued)
Carpenter Technology Corp.	6,366	$348,666	(541.7	) %
Catalent, Inc.	711	29,649	(46.1)
CDK Global, Inc.	3,964	247,552	(384.6)
CDW Corp.	7,124	599,057	(930.7)
Central Garden & Pet Co., Class A	9,139	366,657	(569.6)
Cerner Corp.	3,250	201,760	(313.5)
Charles Schwab Corp.	25,204	1,286,916	(1,999.3)
Chemed Corp.	1,141	360,590	(560.2)
Cheniere Energy, Inc.	5,966	378,841	(588.6)
Children’s Place, Inc.	990	121,671	(189.0)
Cisco Systems, Inc.	2,601	109,996	(170.9)
Citigroup, Inc.	25,119	1,805,805	(2,805.5)
CME Group, Inc.	314	49,964	(77.6)
CNA Financial Corp.	42,958	2,009,575	(3,122.1)
Coca-Cola Bottling Co. Consolidated	2,223	322,602	(501.2)
Coeur Mining, Inc.	5,751	40,257	(62.5)
Cogent Communications Holdings, Inc.	4,341	225,515	(350.4)
Comfort Systems USA, Inc.	21,443	1,191,159	(1,850.6)
Consolidated Communications Holdings, Inc.	10,467	133,350	(207.2)
Constellation Brands, Inc., Class A	2,191	460,614	(715.6)
Continental Building Products, Inc.	2,595	82,781	(128.6)
Continental Resources, Inc.	10,513	671,465	(1,043.2)
Core-Mark Holding Co., Inc.	4,475	108,206	(168.1)
CoreLogic, Inc.	1,310	63,797	(99.1)
CoreSite Realty Corp.	724	81,160	(126.1)
Crane Co.	5,746	520,415	(808.5)
CubeSmart	42,680	1,295,765	(2,013.1)
Curtiss-Wright Corp.	1,448	192,627	(299.3)
D.R. Horton, Inc.	21,473	938,370	(1,457.8)
Dana, Inc.	40,931	873,877	(1,357.6)
Danaher Corp.	3,416	350,413	(544.4)
Darden Restaurants, Inc.	2,895	309,591	(481.0)
Deluxe Corp.	8,304	489,355	(760.3)
DexCom, Inc.	1,253	119,198	(185.2)
Dillard’s, Inc., Class A	2,144	172,099	(267.4)
Discover Financial Services	30,623	2,186,788	(3,397.4)
Duke Realty Corp.	64,589	1,880,832	(2,922.0)
Ecolab, Inc.	20,135	2,832,994	(4,401.3)
Empire State Realty Trust, Inc., Class A	1,658	27,639	(42.9)
Encompass Health Corp.	1,859	140,596	(218.4)
Essex Property Trust, Inc.	4,701	1,130,355	(1,756.1)
Estee Lauder Cos., Inc., Class A	6,596	890,064	(1,382.8)
Everbridge, Inc.	1,949	87,666	(136.2)
EW Scripps Co., Class A	18,035	236,259	(367.0)
Extreme Networks, Inc.	6,604	56,134	(87.2)
Federal Realty Investment Trust	7,698	966,099	(1,500.9)
Ferro Corp.	15,162	341,448	(530.5)
Fidelity National Information Services, Inc.	26,468	2,729,645	(4,240.8)
First American Financial Corp.	11,047	618,632	(961.1)
FirstCash, Inc.	11,040	896,448	(1,392.7)
Five Below, Inc.	4,776	464,036	(720.9)
FleetCor Technologies, Inc.	1,333	289,261	(449.4)
FLIR Systems, Inc.	11,578	678,471	(1,054.1)
Fortune Brands Home & Security, Inc.	49,561	2,874,538	(4,465.9)
Four Corners Property Trust, Inc.	10,155	252,860	(392.8)
Fresh Del Monte Produce, Inc.	26,654	967,540	(1,503.2)
FTI Consulting, Inc.	2,772	218,877	(340.0)
G-III Apparel Group Ltd.	1,468	67,088	(104.2)
Garmin Ltd.	8,936	558,053	(867.0)
GATX Corp.	1,535	126,392	(196.4)
GCI Liberty, Inc., Class A	3,406	163,863	(254.6)
General Motors Co.	10,234	387,971	(602.7)
Globus Medical, Inc., Class A	2,140	110,167	(171.2)

	Shares	Value	% of Basket Value
United States (continued)
Group 1 Automotive, Inc.	5,961	$417,210	(648.2	) %
GrubHub, Inc.	873	106,410	(165.3)
Hain Celestial Group, Inc.	7,718	219,500	(341.0)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	14,943	292,733	(454.8)
Hanover Insurance Group, Inc.	5,869	736,090	(1,143.6)
Harris Corp.	13,586	2,241,011	(3,481.6)
Hartford Financial Services Group, Inc.	13,379	705,073	(1,095.4)
HD Supply Holdings, Inc.	19,611	862,492	(1,340.0)
Hecla Mining Co.	71,833	229,866	(357.1)
HEICO Corp.	2,992	228,500	(355.0)
Herman Miller, Inc.	1,680	63,588	(98.8)
Hershey Co.	8,126	798,054	(1,239.8)
Hess Corp.	2,420	158,825	(246.7)
Hexcel Corp.	13,114	904,997	(1,406.0)
Hormel Foods Corp.	39,101	1,406,463	(2,185.1)
Hortonworks, Inc.	12,675	220,799	(343.0)
Houghton Mifflin Harcourt Co.	7,373	46,819	(72.7)
Hudson Pacific Properties, Inc.	25,382	869,587	(1,351.0)
Humana, Inc.	2,222	698,108	(1,084.6)
Huntington Bancshares, Inc.	5,761	88,950	(138.2)
Huntington Ingalls Industries, Inc.	128	29,830	(46.3)
IDACORP, Inc.	30,018	2,828,896	(4,394.9)
IDEXX Laboratories, Inc.	1,281	313,755	(487.4)
Illinois Tool Works, Inc.	13,663	1,958,318	(3,042.4)
Ingersoll-Rand PLC	9,255	911,710	(1,416.4)
Insight Enterprises, Inc.	2,014	101,244	(157.3)
Instructure, Inc.	1,647	63,739	(99.0)
Integer Holdings Corp.	1,476	105,460	(163.8)
Intercontinental Exchange, Inc.	1,652	122,099	(189.7)
International Flavors & Fragrances, Inc.	10,852	1,440,712	(2,238.3)
Intersect ENT, Inc.	3,909	126,456	(196.5)
Intuit, Inc.	4,563	931,947	(1,447.9)
Investors Bancorp, Inc.	36,156	452,673	(703.3)
ITT, Inc.	8,367	474,158	(736.6)
Jabil, Inc.	25,112	707,405	(1,099.0)
Jacobs Engineering Group, Inc.	6,296	425,798	(661.5)
Kansas City Southern	2,101	244,283	(379.5)
Kearny Financial Corp.	15,199	218,106	(338.8)
Kennametal, Inc.	19,303	752,045	(1,168.4)
Kinder Morgan, Inc.	2,520	44,806	(69.6)
KLA-Tencor Corp.	10,613	1,246,178	(1,936.1)
Kohl’s Corp.	20,196	1,491,879	(2,317.8)
Ladder Capital Corp.	20,344	325,301	(505.4)
Landstar System, Inc.	1,890	210,074	(326.4)
Life Storage, Inc.	4,727	453,603	(704.7)
Lincoln National Corp.	18,136	1,235,062	(1,918.8)
Lithia Motors, Inc., Class A	6,376	567,783	(882.1)
Loews Corp.	1,043	52,964	(82.3)
LogMeIn, Inc.	1,560	126,438	(196.4)
Lululemon Athletica, Inc.	4,394	527,060	(818.8)
Mammoth Energy Services, Inc.	2,915	108,496	(168.6)
Manitowoc Co., Inc.	2,334	61,828	(96.1)
Marathon Oil Corp.	20,541	433,826	(674.0)
Marriott International, Inc., Class A	6,462	826,102	(1,283.4)
Masimo Corp.	1,547	153,803	(238.9)
Matador Resources Co.	7,859	263,277	(409.0)
Match Group, Inc.	1,479	53,421	(83.0)
Matson, Inc.	3,561	128,196	(199.2)
Maxim Integrated Products, Inc.	46,189	2,823,995	(4,387.3)
McKesson Corp.	5,845	734,132	(1,140.5)
Medpace Holdings, Inc.	985	60,449	(93.9)
Meredith Corp.	4,796	254,907	(396.0)

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value
United States (continued)
Meritage Homes Corp.	5,087	$219,504	(341.0	) %
Meritor, Inc.	9,568	197,101	(306.2)
MetLife, Inc.	7,566	346,069	(537.6)
Michael Kors Holdings Ltd.	16,448	1,097,575	(1,705.2)
Middleby Corp.	5,909	605,554	(940.8)
Modine Manufacturing Co.	7,566	132,027	(205.1)
Morgan Stanley	44,815	2,265,846	(3,520.2)
Motorola Solutions, Inc.	7,823	948,930	(1,474.2)
MRC Global, Inc.	24,923	564,506	(877.0)
MSG Networks, Inc., Class A	4,351	102,466	(159.2)
Mueller Water Products, Inc., Series A	6,977	86,166	(133.9)
National General Holdings Corp.	5,592	154,227	(239.6)
National Storage Affiliates Trust	4,915	141,699	(220.1)
NetApp, Inc.	11,843	918,069	(1,426.3)
Newmont Mining Corp.	49,467	1,814,450	(2,818.9)
Nordstrom, Inc.	13,486	706,801	(1,098.1)
Norfolk Southern Corp.	8,220	1,389,180	(2,158.2)
Northrop Grumman Corp.	3,123	938,430	(1,457.9)
NOW, Inc.	5,041	75,363	(117.1)
NRG Yield, Inc., Class C	18,761	348,955	(542.1)
Nutrisystem, Inc.	2,965	118,600	(184.3)
NVIDIA Corp.	960	235,066	(365.2)
NxStage Medical, Inc.	3,950	110,877	(172.3)
Oasis Petroleum, Inc.	5,538	67,674	(105.1)
Occidental Petroleum Corp.	13,228	1,110,226	(1,724.8)
ONE Gas, Inc.	32,545	2,507,267	(3,895.3)
Oshkosh Corp.	11,722	882,080	(1,370.4)
Outfront Media, Inc.	7,793	165,601	(257.3)
Packaging Corp. of America	13,206	1,490,957	(2,316.3)
Paramount Group, Inc.	63,887	986,415	(1,532.5)
Parker-Hannifin Corp.	6,868	1,161,035	(1,803.8)
Party City Holdco, Inc.	26,556	418,257	(649.8)
Patterson-UTI Energy, Inc.	701	12,057	(18.7)
Paycom Software, Inc.	3,498	371,662	(577.4)
Penske Automotive Group, Inc.	12,088	630,994	(980.3)
Performance Food Group Co.	1,194	42,805	(66.5)
Perrigo Co. PLC	1,064	85,673	(133.1)
Pilgrim’s Pride Corp.	6,836	121,818	(189.3)
Pinnacle West Capital Corp.	13,924	1,119,907	(1,739.9)
Portland General Electric Co.	10,577	479,773	(745.4)
PotlatchDeltic Corp.	322	15,054	(23.4)
Premier, Inc., Class A	1,374	51,388	(79.8)
Principal Financial Group, Inc.	7,973	463,072	(719.4)
Progress Software Corp.	1,579	58,091	(90.2)
Progressive Corp.	3,747	224,857	(349.3)
Prologis, Inc.	4,122	270,486	(420.2)
Radian Group, Inc.	3,342	63,999	(99.4)
Ralph Lauren Corp.	823	111,089	(172.6)
Raytheon Co.	6,161	1,220,063	(1,895.5)
RealPage, Inc.	6,860	377,986	(587.2)
Regency Centers Corp.	12,909	821,400	(1,276.1)
Regions Financial Corp.	62,659	1,166,084	(1,811.6)
ResMed, Inc.	14,471	1,530,742	(2,378.1)
Revance Therapeutics, Inc.	2,729	78,459	(121.9)
RingCentral, Inc., Class A	3,839	283,126	(439.9)
Roku, Inc.	2,224	101,014	(156.9)
Rollins, Inc.	6,665	366,175	(568.9)
Rowan Cos. PLC, Class A	2,201	31,870	(49.5)
Royal Caribbean Cruises Ltd.	589	66,416	(103.2)
Rush Enterprises, Inc., Class A	537	24,213	(37.6)
S&P Global, Inc.	5,531	1,108,634	(1,722.4)
salesforce.com, Inc.	3,545	486,197	(755.4)
Sanmina Corp.	12,927	376,176	(584.4)

	Shares	Value	% of Basket Value
United States (continued)
Santander Consumer USA Holdings, Inc.	18,584	$357,556	(555.5	) %
Scotts Miracle-Gro Co., Class A	13,091	1,039,818	(1,615.5)
SEACOR Marine Holdings, Inc.	1	25	0.0
SeaWorld Entertainment, Inc.	8,262	175,981	(273.4)
SendGrid, Inc.	505	12,893	(20.0)
Simon Property Group, Inc.	570	100,440	(156.0)
Simpson Manufacturing Co., Inc.	1,945	141,907	(220.5)
Sonoco Products Co.	10,457	583,710	(906.8)
Sotheby’s	513	27,245	(42.3)
Spirit Aerosystems Holdings, Inc., Class A	4,253	396,592	(616.1)
Splunk, Inc.	5,208	500,489	(777.6)
Sprint Corp.	235,337	1,277,880	(1,985.3)
Sprouts Farmers Market, Inc.	6,406	137,665	(213.9)
SPX Corp.	869	32,240	(50.1)
Stanley Black & Decker, Inc.	19,216	2,872,216	(4,462.2)
State Street Corp.	7,285	643,338	(999.5)
Steelcase, Inc., Class A	24,403	335,541	(521.3)
Stitch Fix, Inc., Class A	792	22,699	(35.3)
STORE Capital Corp.	25,378	696,626	(1,082.3)
Stryker Corp.	177	28,895	(44.9)
Sunstone Hotel Investors, Inc.	11,659	189,692	(294.7)
SunTrust Banks, Inc.	26,715	1,925,350	(2,991.2)
Superior Energy Services, Inc.	11,018	108,417	(168.4)
Synchrony Financial	16,119	466,484	(724.7)
Syneos Health, Inc.	559	27,545	(42.8)
Take-Two Interactive Software, Inc.	2,624	296,564	(460.7)
Talos Energy, Inc.	3,111	115,543	(179.5)
Tanger Factory Outlet Centers, Inc.	7,064	168,476	(261.7)
Target Corp.	9,567	771,866	(1,199.2)
Telephone & Data Systems, Inc.	20,651	521,438	(810.1)
TerraForm Power, Inc.	122,216	1,250,270	(1,942.4)
Terreno Realty Corp.	17,785	656,444	(1,019.8)
Tiffany & Co.	824	113,349	(176.1)
Tivity Health, Inc.	8,976	302,491	(469.9)
TJX Cos., Inc.	1,970	191,602	(297.7)
Total System Services, Inc.	22,729	2,080,613	(3,232.4)
Tractor Supply Co.	972	75,855	(117.8)
Trinseo SA	2,025	151,268	(235.0)
Triumph Group, Inc.	8,126	169,427	(263.2)
Ubiquiti Networks, Inc.	2,178	179,859	(279.4)
Ulta Salon Cosmetics & Fragrance, Inc.	989	241,702	(375.5)
United Community Banks, Inc.	3,594	107,928	(167.7)
United Natural Foods, Inc.	32,399	1,043,248	(1,620.8)
Univar, Inc.	9,174	252,193	(391.8)
Unum Group	1,181	46,921	(72.9)
Urban Outfitters, Inc.	10,438	463,447	(720.0)
Veeva Systems, Inc., Class A	1,461	110,495	(171.7)
Venator Materials PLC	7,149	104,518	(162.4)
VF Corp.	3,712	341,764	(531.0)
Viacom, Inc., Class B	20,428	593,433	(922.0)
Vonage Holdings Corp.	5,362	68,687	(106.7)
Voya Financial, Inc.	11,974	604,926	(939.8)
W.W. Grainger, Inc.	2,207	764,858	(1,188.3)
Wabash National Corp.	11,749	232,630	(361.4)
Walmart, Inc.	2,740	244,490	(379.8)
Washington Federal, Inc.	4,302	144,332	(224.2)
WEC Energy Group, Inc.	12,609	836,859	(1,300.1)
Weingarten Realty Investors	20,511	619,842	(963.0)
WESCO International, Inc.	10,935	667,035	(1,036.3)
Western Alliance Bancorp	1,948	110,491	(171.7)
WestRock Co.	983	56,994	(88.5)
Weyerhaeuser Co.	25,182	860,721	(1,337.2)
WildHorse Resource Development Corp.	2,377	52,128	(81.0)

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value
United States (continued)
Winnebago Industries, Inc.	2,983	$119,022	(184.9	) %
Wintrust Financial Corp.	1,041	91,327	(141.9)
WR Grace & Co.	6,211	458,744	(712.7)
Xilinx, Inc.	4,727	340,675	(529.3)
Xperi Corp.	11,221	186,830	(290.3)
Xylem, Inc.	5,008	383,412	(595.7)
Yelp, Inc.	4,190	154,527	(240.1)
Zayo Group Holdings, Inc.	20,328	753,966	(1,171.4)
Zebra Technologies Corp., Class A	1,205	166,206	(258.2)
Zendesk, Inc.	4,133	225,125	(349.8)
Zions Bancorporation	15,837	818,773	(1,272.0)
Zoetis, Inc.	16,928	1,463,933	(2,274.4)

		161,030,005

Total Reference Entity — Long		167,998,982

Reference Entity — Short

Argentina
MercadoLibre, Inc.	(720)	(246,895)	383.6

Australia
Atlassian Corp. PLC, Class A	(714)	(51,701)	80.3

Bermuda
Enstar Group Ltd.	(7,300)	(1,578,260)	2,452.0
Kosmos Energy Ltd.	(5,211)	(39,499)	61.4
Marvell Technology Group Ltd.	(28,100)	(598,811)	930.3
Signet Jewelers Ltd.	(3,569)	(206,074)	320.2
Triton International Ltd.	(6,387)	(224,823)	349.3

		(2,647,467)
China
China Biologic Products Holdings, Inc.	(2,933)	(299,107)	464.7

Germany
Deutsche Bank AG	(36,994)	(483,142)	750.6

India
MakeMyTrip Ltd.	(1,206)	(39,496)	61.4

Ireland
Accenture PLC, Class A	(2,860)	(455,684)	707.9
Adient PLC	(3,675)	(175,040)	271.9
AerCap Holdings NV	(33,774)	(1,895,735)	2,945.2
Endo International PLC	(4,659)	(57,958)	90.0
Medtronic PLC	(7,587)	(684,575)	1,063.5

		(3,268,992)
Puerto Rico
First BanCorp	(7,790)	(64,034)	99.5

Singapore
Kulicke & Soffa Industries, Inc.	(5,702)	(150,305)	233.5

Sweden
Autoliv, Inc.	(5,985)	(613,223)	952.7

United Kingdom
Aon PLC	(1,121)	(160,920)	250.0
CNH Industrial NV	(58,685)	(687,788)	1,068.5
IHS Markit, Ltd.	(42,518)	(2,254,729)	3,502.9
Pentair PLC	(2,920)	(130,378)	202.6
Travelport Worldwide Ltd.	(13,022)	(246,116)	382.4
Willis Towers Watson PLC	(8,362)	(1,333,070)	2,071.0

		(4,813,001)
United States
AAR Corp.	(9,427)	(446,934)	694.4

	Shares	Value	% of Basket Value
United States (continued)
Acacia Communications, Inc.	(2,581)	$(82,953)	128.9%
Actuant Corp.	(13,354)	(381,257)	592.3
Adtalem Global Education, Inc.	(15,803)	(862,054)	1,339.3
Advanced Energy Industries, Inc.	(2,050)	(125,542)	195.0
Advanced Micro Devices, Inc.	(15,025)	(275,408)	427.9
Aerojet Rocketdyne Holdings, Inc.	(8,774)	(295,684)	459.4
Aerovironment, Inc.	(10,186)	(749,791)	1,164.9
AES Corp.	(166,244)	(2,221,020)	3,450.6
AGCO Corp.	(2,407)	(151,689)	235.7
Air Lease Corp.	(28,946)	(1,272,466)	1,976.9
Akcea Therapeutics, Inc.	(1,263)	(39,936)	62.0
Akorn, Inc.	(1,474)	(27,298)	42.4
Alarm.com Holdings, Inc.	(1,987)	(85,183)	132.3
Albany International Corp., Class A	(15,347)	(1,015,204)	1,577.2
Alcoa Corp.	(7,510)	(324,958)	504.9
Alleghany Corp.	(1,203)	(757,012)	1,176.1
Allegheny Technologies, Inc.	(5,530)	(153,734)	238.8
Allergan PLC	(283)	(52,097)	80.9
Alliance Data Systems Corp.	(116)	(26,086)	40.5
Altair Engineering, Inc.	(1,004)	(35,240)	54.7
Alteryx, Inc., Class A	(4,536)	(176,859)	274.8
Ambarella, Inc.	(2,047)	(80,201)	124.6
Amdocs Ltd.	(6,217)	(420,145)	652.7
AMERCO	(1,316)	(496,237)	770.9
AnaptysBio, Inc.	(2,145)	(167,996)	261.0
Annaly Capital Management, Inc.	(7,366)	(78,964)	122.7
Apollo Commercial Real Estate Finance, Inc.	(31,610)	(603,435)	937.5
AptarGroup, Inc.	(245)	(25,095)	39.0
Arconic, Inc.	(24,380)	(528,802)	821.5
Associated Banc-Corp	(65,267)	(1,762,209)	2,737.8
Atmos Energy Corp.	(3,039)	(279,193)	433.8
Autodesk, Inc.	(5,133)	(659,283)	1,024.3
Avaya Holdings Corp.	(1,919)	(39,493)	61.4
Avnet, Inc.	(7,898)	(346,327)	538.1
AxoGen, Inc.	(951)	(42,724)	66.4
Banc of California, Inc.	(2,634)	(52,680)	81.8
Barnes Group, Inc.	(12,494)	(847,718)	1,317.0
Becton Dickinson & Co.	(3,752)	(939,388)	1,459.4
Belden, Inc.	(5,089)	(329,513)	511.9
Benchmark Electronics, Inc.	(4,976)	(120,419)	187.1
Berry Plastics Group, Inc.	(27,450)	(1,340,933)	2,083.3
BGC Partners, Inc., Class A	(1,407)	(15,111)	23.5
Blackline, Inc.	(2,754)	(117,596)	182.7
Boeing Co.	(492)	(175,300)	272.3
Boston Scientific Corp.	(6,025)	(202,500)	314.6
Bottomline Technologies de, Inc.	(1,231)	(66,351)	103.1
Box, Inc., Class A	(3,292)	(78,876)	122.5
Brooks Automation, Inc.	(1,920)	(58,714)	91.2
Buckle, Inc.	(13,428)	(322,943)	501.7
Cabot Microelectronics Corp.	(165)	(19,874)	30.9
Cabot Oil & Gas Corp.	(4,236)	(99,546)	154.7
Campbell Soup Co.	(19,896)	(813,746)	1,264.2
Capitol Federal Financial, Inc.	(4,727)	(61,782)	96.0
Carter’s, Inc.	(4,545)	(476,452)	740.2
Carvana Co.	(1,448)	(62,264)	96.7
Cavco Industries, Inc.	(1,057)	(224,560)	348.9
CBOE Holdings, Inc.	(5,835)	(566,754)	880.5
CBRE Group, Inc.	(29,446)	(1,466,411)	2,278.2
Centennial Resource Development, Inc.	(3,815)	(68,517)	106.4
CenturyLink, Inc.	(28,234)	(529,952)	823.3
Chart Industries, Inc.	(2,446)	(191,008)	296.7
Charter Communications, Inc.	(2,734)	(832,722)	1,293.7
Chegg, Inc.	(5,320)	(147,364)	228.9

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value
United States (continued)
Chesapeake Energy Corp.	(22,816)	$(107,692)	167.3%
Chevron Corp.	(2,623)	(331,206)	514.6
Ciena Corp.	(14,382)	(365,303)	567.5
Citrix Systems, Inc.	(1,586)	(174,412)	271.0
Clean Harbors, Inc.	(13,394)	(762,520)	1,184.6
Cohen & Steers, Inc.	(2,212)	(92,661)	144.0
Coherent, Inc.	(3,209)	(507,215)	788.0
Colfax Corp.	(27,648)	(893,030)	1,387.4
Columbia Banking System, Inc.	(4,434)	(181,484)	282.0
Commerce Bancshares, Inc.	(13,212)	(882,562)	1,371.1
Commercial Metals Co.	(20,015)	(447,135)	694.7
CommScope Holding Co., Inc.	(45,189)	(1,451,019)	2,254.3
Compass Minerals International, Inc.	(6,002)	(407,236)	632.7
CONMED Corp.	(858)	(63,492)	98.6
Cooper Cos., Inc.	(2,211)	(575,966)	894.8
Corning, Inc.	(58,850)	(1,952,643)	3,033.6
Coty, Inc., Class A	(14,510)	(194,579)	302.3
Coupa Software, Inc.	(7,023)	(430,580)	668.9
Covanta Holding Corp.	(6,753)	(121,554)	188.8
Credit Acceptance Corp.	(4,664)	(1,789,110)	2,779.5
Cree, Inc.	(12,034)	(567,403)	881.5
Crown Castle International Corp.	(8,775)	(972,533)	1,510.9
Crown Holdings, Inc.	(50,419)	(2,282,468)	3,546.0
Cypress Semiconductor Corp.	(53,144)	(946,495)	1,470.5
Darling International, Inc.	(23,054)	(463,155)	719.6
Dell Technologies, Inc., Class V	(1,342)	(124,162)	192.9
Dentsply Sirona, Inc.	(7,031)	(338,261)	525.5
Diamondback Energy, Inc.	(170)	(22,431)	34.8
Diebold, Inc.	(8,646)	(98,132)	152.5
Digital Realty Trust, Inc.	(6,828)	(829,056)	1,288.0
DISH Network Corp.	(557)	(17,579)	27.3
Dollar Tree, Inc.	(14,298)	(1,305,121)	2,027.6
Donaldson Co., Inc.	(7,512)	(358,322)	556.7
DowDuPont, Inc.	(21,925)	(1,507,782)	2,342.5
DTE Energy Co.	(15,169)	(1,646,443)	2,557.9
Dycom Industries, Inc.	(9,546)	(851,121)	1,322.3
Edison International	(2,690)	(179,235)	278.5
Edwards Lifesciences Corp.	(1,335)	(190,171)	295.4
Electronics for Imaging, Inc.	(3,546)	(120,990)	188.0
Ellie Mae, Inc.	(496)	(49,213)	76.5
EnerSys	(133)	(10,915)	17.0
EPR Properties	(21,699)	(1,442,767)	2,241.5
Equinix, Inc.	(1,820)	(799,490)	1,242.1
Equity Commonwealth	(70,751)	(2,281,012)	3,543.8
Equity Residential	(4,411)	(288,612)	448.4
Esterline Technologies Corp.	(6,953)	(593,091)	921.4
Exelon Corp.	(52,553)	(2,233,503)	3,470.0
Exponent, Inc.	(1,161)	(56,773)	88.2
Exxon Mobil Corp.	(15,875)	(1,293,971)	2,010.3
F5 Networks, Inc.	(3,238)	(554,928)	862.1
FactSet Research Systems, Inc.	(4,649)	(936,123)	1,454.4
Finisar Corp.	(17,993)	(303,182)	471.0
First Financial Bankshares, Inc.	(13,805)	(781,363)	1,213.9
Flex, Ltd.	(1,020)	(14,239)	22.1
Flowserve Corp.	(10,876)	(482,133)	749.0
FormFactor, Inc.	(10,553)	(136,661)	212.3
Fortive Corp.	(6,790)	(557,323)	865.9
Forward Air Corp.	(8,900)	(568,710)	883.5
Fossil Group, Inc.	(3,716)	(97,359)	151.3
Franklin Resources, Inc.	(710)	(24,367)	37.9
G1 Therapeutics, Inc.	(1,663)	(85,395)	132.7
Gartner, Inc.	(2,581)	(349,545)	543.1
General Mills, Inc.	(21,735)	(1,001,114)	1,555.3

	Shares	Value	% of Basket Value
United States (continued)
Gentex Corp.	(48,256)	$(1,119,539)	1,739.3%
Gentherm, Inc.	(22,065)	(999,545)	1,552.9
GGP, Inc.	(4,453)	(94,938)	147.5
Global Net Lease, Inc.	(4,982)	(105,419)	163.8
Goodyear Tire & Rubber Co.	(13,326)	(322,622)	501.2
Graphic Packaging Holding Co.	(24,146)	(350,841)	545.1
Guess?, Inc.	(7,364)	(166,868)	259.2
Guidewire Software, Inc.	(5,803)	(500,219)	777.1
H&R Block, Inc.	(854)	(21,487)	33.4
Hamilton Lane, Inc., Class A	(10,521)	(515,213)	800.4
Hanesbrands, Inc.	(13,364)	(297,483)	462.2
Hasbro, Inc.	(4,807)	(478,825)	743.9
HB Fuller Co.	(20,729)	(1,174,920)	1,825.3
HCA Holdings, Inc.	(7,261)	(902,034)	1,401.4
Heartland Express, Inc.	(999)	(19,171)	29.8
Henry Schein, Inc.	(8,637)	(685,864)	1,065.6
HFF, Inc., Class A	(9,652)	(434,437)	674.9
Hologic, Inc.	(11,151)	(478,489)	743.4
Hospitality Properties Trust	(10,291)	(290,927)	452.0
Howard Hughes Corp.	(6,614)	(896,528)	1,392.8
II-VI, Inc.	(8,368)	(328,026)	509.6
ILG, Inc.	(4,488)	(154,073)	239.4
Illumina, Inc.	(996)	(323,063)	501.9
Ingevity Corp.	(3,389)	(337,782)	524.8
Installed Building Products, Inc.	(2,084)	(113,786)	176.8
Interactive Brokers Group, Inc., Class A	(1,234)	(73,867)	114.8
International Business Machines Corp.	(8,815)	(1,277,558)	1,984.8
Iridium Communications, Inc.	(4,362)	(75,463)	117.2
J&J Snack Foods Corp.	(132)	(19,135)	29.7
Jack in the Box, Inc.	(1,796)	(151,295)	235.1
JELD-WEN Holding, Inc.	(22,872)	(627,608)	975.0
John Bean Technologies Corp.	(3,139)	(347,173)	539.4
Johnson Controls International PLC	(29,011)	(1,088,203)	1,690.6
Jones Lang LaSalle, Inc.	(1,519)	(259,764)	403.6
JPMorgan Chase & Co.	(183)	(21,036)	32.7
Kaman Corp.	(780)	(51,652)	80.2
KEMET Corp.	(9,048)	(235,158)	365.3
Knowles Corp.	(12,333)	(214,101)	332.6
Kroger Co.	(4,243)	(123,047)	191.2
Lamar Advertising Co.	(229)	(16,861)	26.2
LegacyTexas Financial Group, Inc.	(3,323)	(145,647)	226.3
LendingClub Corp.	(3,927)	(16,179)	25.1
LendingTree, Inc.	(515)	(122,982)	191.1
Lennar Corp.	(7,809)	(408,176)	634.1
Liberty TripAdvisor Holdings, Inc.	(5,407)	(90,027)	139.9
Lincoln Electric Holdings, Inc.	(18,037)	(1,694,396)	2,632.4
Louisiana-Pacific Corp.	(15,530)	(418,068)	649.5
LPL Financial Holdings, Inc.	(3,280)	(217,431)	337.8
Markel Corp.	(816)	(954,720)	1,483.2
Marsh & McLennan Cos., Inc.	(10,242)	(853,773)	1,326.4
Matthews International Corp., Class A	(3,811)	(200,268)	311.1
MaxLinear, Inc., Class A	(6,746)	(116,773)	181.4
MDU Resources Group, Inc.	(3,158)	(91,582)	142.3
Medicines Co.	(1,813)	(72,030)	111.9
Merck & Co., Inc.	(2,988)	(196,820)	305.8
Mercury Systems, Inc.	(12,425)	(518,495)	805.5
Mettler-Toledo International, Inc.	(245)	(145,165)	225.5
MGM Growth Properties LLC	(48,433)	(1,467,520)	2,279.9
MGM Resorts International	(13,789)	(432,561)	672.0
MicroStrategy, Inc., Class A	(1,868)	(243,120)	377.7
MINDBODY, Inc., Class A	(2,400)	(89,640)	139.3
Mobile Mini, Inc.	(3,174)	(135,371)	210.3
Moelis & Co., Class A	(5,753)	(365,891)	568.4

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value
United States (continued)
Mondelez International, Inc.	(5,534)	$(240,065)	373.0%
MongoDB, Inc.	(3,102)	(167,849)	260.8
Monolithic Power Systems, Inc.	(180)	(23,882)	37.1
Moog, Inc., Class A	(2,793)	(209,503)	325.5
Morningstar, Inc.	(1,977)	(260,964)	405.4
MSA Safety, Inc.	(7,037)	(709,893)	1,102.9
MSCI, Inc.	(2,592)	(430,764)	669.2
Murphy USA, Inc.	(4,261)	(337,642)	524.6
MyoKardia, Inc.	(4,121)	(236,545)	367.5
National Instruments Corp.	(16,323)	(715,111)	1,111.0
National Oilwell Varco, Inc.	(2,961)	(143,964)	223.7
National Vision Holdings, Inc.	(6,587)	(267,827)	416.1
Natus Medical, Inc.	(2,659)	(97,053)	150.8
Navient Corp.	(15,649)	(206,723)	321.2
Neogen Corp.	(417)	(34,361)	53.4
Netflix, Inc.	(1,480)	(499,426)	775.9
NETGEAR, Inc.	(490)	(32,266)	50.1
New Jersey Resources Corp.	(11,236)	(519,665)	807.3
NewMarket Corp.	(5,499)	(2,251,511)	3,497.9
NextEra Energy, Inc.	(6,430)	(1,077,282)	1,673.7
NiSource, Inc.	(8,261)	(216,273)	336.0
NMI Holdings, Inc., Class A	(9,287)	(194,098)	301.5
Nordson Corp.	(3,716)	(498,353)	774.2
Northwest Natural Gas Co.	(10,120)	(659,318)	1,024.3
Novanta, Inc.	(4,592)	(286,311)	444.8
Nutanix, Inc.	(1,530)	(74,802)	116.2
Office Depot, Inc.	(42,469)	(106,597)	165.6
Okta, Inc.	(6,470)	(321,235)	499.1
Ollie’s Bargain Outlet Holdings, Inc.	(1,038)	(72,141)	112.1
Omnicell, Inc.	(397)	(23,621)	36.7
Omnicom Group, Inc.	(9,954)	(685,134)	1,064.4
Oracle Corp.	(47,521)	(2,265,801)	3,520.1
Ormat Technologies, Inc.	(15,045)	(816,191)	1,268.0
Pacira Pharmaceuticals, Inc.	(1,344)	(54,029)	83.9
PayPal Holdings, Inc.	(12,884)	(1,058,292)	1,644.2
Peabody Energy Corp.	(18,500)	(786,065)	1,221.2
PepsiCo, Inc.	(13,166)	(1,514,090)	2,352.3
Pfizer, Inc.	(17,153)	(684,919)	1,064.1
Philip Morris International, Inc.	(13,295)	(1,147,359)	1,782.5
Piper Jaffray Cos.	(2,681)	(207,375)	322.2
PJT Partners, Inc.	(2,286)	(137,640)	213.8
Platform Specialty Products Corp.	(30,902)	(381,949)	593.4
Plexus Corp.	(19,406)	(1,153,105)	1,791.5
Pool Corp.	(6,534)	(1,001,336)	1,555.7
Post Holdings, Inc.	(4,315)	(373,506)	580.3
Power Integrations, Inc.	(1,158)	(82,797)	128.6
PRA Group, Inc.	(8,016)	(314,227)	488.2
Praxair, Inc.	(1,060)	(177,550)	275.8
Procter & Gamble Co.	(22,452)	(1,815,918)	2,821.2
PS Business Parks, Inc.	(843)	(107,710)	167.3
PTC, Inc.	(4,704)	(432,345)	671.7
QEP Resources, Inc.	(7,338)	(76,242)	118.4
Qorvo, Inc.	(1,720)	(140,627)	218.5
Quaker Chemical Corp.	(3,511)	(623,343)	968.4
RBC Bearings, Inc.	(5,954)	(865,593)	1,344.8
Red Hat, Inc.	(472)	(66,661)	103.6
Redfin Corp.	(3,960)	(97,020)	150.7
Retail Properties of America, Inc.	(12,243)	(153,650)	238.7
Rogers Corp.	(3,999)	(466,163)	724.2
Sabra Health Care REIT, Inc.	(10,344)	(223,534)	347.3
Sabre Corp.	(8,843)	(217,715)	338.2
Sally Beauty Holdings, Inc.	(19,445)	(320,648)	498.2
Sanderson Farms, Inc.	(547)	(55,154)	85.7

	Shares	Value	% of Basket Value
United States (continued)
SBA Communications Corp.	(5,938)	$(939,689)	1,459.9%
Seacoast Banking Corp. of Florida	(814)	(23,858)	37.1
Select Medical Holdings Corp.	(4,659)	(96,907)	150.6
Shenandoah Telecommunications Co.	(8,349)	(275,517)	428.0
Silicon Laboratories, Inc.	(6,355)	(605,314)	940.4
Simmons First National Corp., Class A	(830)	(24,734)	38.4
SiteOne Landscape Supply, Inc.	(2,469)	(220,136)	342.0
Skechers U.S.A., Inc., Class A	(24,987)	(692,640)	1,076.1
Skyline Champion Corp.	(1,511)	(38,802)	60.3
Sleep Number Corp.	(3,422)	(97,493)	151.5
Sonic Corp.	(4,911)	(172,622)	268.2
Southwestern Energy Co.	(52,383)	(269,249)	418.3
Spirit Airlines, Inc.	(1,303)	(56,602)	87.9
SRC Energy, Inc.	(19,769)	(223,785)	347.7
Starbucks Corp.	(3,285)	(172,101)	267.4
Starwood Property Trust, Inc.	(99,388)	(2,270,022)	3,526.7
Stepan Co.	(1,149)	(100,629)	156.3
Stericycle, Inc.	(6,054)	(422,932)	657.1
Sterling Bancorp	(62,827)	(1,394,759)	2,166.9
Stratasys, Ltd.	(4,925)	(95,643)	148.6
Sun Hydraulics Corp.	(17,114)	(890,955)	1,384.2
Sunrun, Inc.	(13,342)	(188,656)	293.1
Super Micro Computer, Inc.	(16,464)	(363,854)	565.3
Supernus Pharmaceuticals, Inc.	(373)	(19,750)	30.7
Synaptics, Inc.	(1,291)	(64,692)	100.5
T Rowe Price Group, Inc.	(9,526)	(1,134,356)	1,762.3
T-Mobile U.S., Inc.	(3,822)	(229,320)	356.3
Tabula Rasa HealthCare, Inc.	(1,389)	(80,895)	125.7
Tandem Diabetes Care, Inc.	(1,400)	(38,584)	59.9
Tapestry, Inc.	(5,741)	(270,516)	420.3
Targa Resources Corp.	(1,351)	(68,996)	107.2
Teradyne, Inc.	(25,661)	(1,109,838)	1,724.2
Tesla Motors, Inc.	(2,639)	(786,791)	1,222.4
Texas Instruments, Inc.	(345)	(38,405)	59.7
Torchmark Corp.	(25,422)	(2,238,916)	3,478.4
Trade Desk, Inc., Class A	(69)	(5,818)	9.0
TransDigm Group, Inc.	(1,693)	(635,789)	987.8
Tupperware Brands Corp.	(9,082)	(333,400)	518.0
Twitter, Inc.	(4,113)	(131,081)	203.6
UMB Financial Corp.	(3,454)	(248,308)	385.8
Unit Corp.	(1,380)	(34,362)	53.4
United Technologies Corp.	(12,428)	(1,686,977)	2,620.9
Uniti Group, Inc.	(28,829)	(509,697)	791.9
Universal Display Corp.	(3,672)	(353,614)	549.4
Universal Health Services, Inc.	(4,467)	(545,421)	847.4
US Foods Holding Corp.	(14,733)	(498,123)	773.9
Valero Energy Corp.	(10,969)	(1,298,181)	2,016.8
Valmont Industries, Inc.	(4,383)	(612,086)	950.9
Valvoline, Inc.	(4,931)	(111,391)	173.1
Varex Imaging Corp.	(710)	(27,150)	42.2
VEREIT, Inc.	(58,686)	(447,774)	695.7
Verizon Communications, Inc.	(2,578)	(133,128)	206.8
Virtu Financial, Inc., Class A	(10,959)	(220,824)	343.1
Visteon Corp.	(6,557)	(767,694)	1,192.7
W&T Offshore, Inc.	(6,438)	(44,680)	69.4
WABCO Holdings, Inc.	(8,537)	(1,072,930)	1,666.9
Wabtec Corp.	(367)	(40,487)	62.9
Waddell & Reed Financial, Inc.	(15,018)	(311,023)	483.2
Walgreens Boots Alliance, Inc.	(32,226)	(2,179,122)	3,385.5
Walker & Dunlop, Inc.	(3,052)	(180,862)	281.0
Walt Disney Co.	(11,647)	(1,322,633)	2,054.8
Warrior Met Coal, Inc.	(13,912)	(359,903)	559.1
Washington Prime Group, Inc.	(6,093)	(48,927)	76.0

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value
United States (continued)
Waters Corp.	(4,513)	$(890,280)	1,383.1%
Wayfair, Inc., Class A	(1,689)	(183,797)	285.5
Welbilt, Inc.	(7,788)	(177,566)	275.9
Wells Fargo & Co.	(14,109)	(808,305)	1,255.8
Welltower, Inc.	(2,829)	(177,095)	275.1
Western Digital Corp.	(2,288)	(160,503)	249.4
WisdomTree Investments, Inc.	(32,394)	(283,124)	439.9
Woodward, Inc.	(3,572)	(297,226)	461.8
World Wrestling Entertainment, Inc.	(344)	(27,214)	42.3
WP Carey, Inc.	(10,169)	(664,849)	1,032.9

	Shares	Value	% of Basket Value
United States (continued)
WR Berkley Corp.	(17,034)	$(1,291,348)	2,006.2%
Yext, Inc.	(9,911)	(209,519)	325.5
Yum China Holdings, Inc.	(17,169)	(619,458)	962.4
Zimmer Biomet Holdings, Inc.	(6,337)	(795,420)	1,235.8

		(155,385,986)

Total Reference Entity — Short		(168,063,349)

Net Value of Reference Entity — Goldman Sachs & Co.		$(64,367)

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	$—	$—	$14,846,385	$(1,812,833)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$809,804	$—	$—	$—	$809,804
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	14,846,385	—	—	—	14,846,385

	$—	$—	$15,656,189	$—	$—	$—	$15,656,189

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$804,963	$—	$—	$—	$804,963
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	1,812,833	—	—	—	1,812,833

	$—	$—	$2,617,796	$—	$—	$—	$2,617,796

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$429,464	$—	$—	$—	$429,464
Options purchased(a)	—	—	(5,863,672)	—	—	—	(5,863,672)
Options written	—	—	2,251,658	—	—	—	2,251,658
Swaps	—	—	43,120,814	—	—	—	43,120,814

	$—	$—	$39,938,264	$—	$—	$—	$39,938,264

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$897,752	$—	$—	$—	$897,752
Swaps	—	—	(7,392,096)	—	—	—	(7,392,096)

	$—	$—	$(6,494,344)	$—	$—	$—	$(6,494,344)

(a)	Options purchased are included in net realized gain (loss) from investments.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$86,432,297
Average notional value of contracts — short	$82,681,104
Options:
Average value of option contracts purchased	$426,312
Average value of option contracts written	$161,944
Total return swaps:
Average notional value	$60,305,122

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$538,971	$438,716
Swaps — OTC(a)	14,846,385	1,812,833

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$15,385,356	$2,251,549
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(538,971)	(438,716)

Total derivative assets and liabilities subject to an MNA	$14,846,385	$1,812,833

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Bank of America N.A.	$2,847,651	$—	$—	$—	$2,847,651
Goldman Sachs & Co.	11,334,156	—	—	(420,000)	10,914,156
UBS AG	664,578	—	—	—	664,578

	$14,846,385	$—	$—	$(420,000)	$14,426,385

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Deutsche Bank AG	$(1,229,901)	$—	$—	$—	$(1,229,901)
Merrill Lynch International	(14,978)	—	—	—	(14,978)
Morgan Stanley & Co. International	(567,954)	—	—	—	(567,954)

	$(1,812,833)	$—	$—	$—	$(1,812,833)

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Equity Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Preferred Securities	$—	$—	$4,074,577	$4,074,577
U.S. Treasury Obligations	—	6,140,154	—	6,140,154
Short-Term Securities:
U.S. Treasury Obligations	—	533,956,748	—	533,956,748
Money Market Funds	21,000,203	—	—	21,000,203

	$21,000,203	$540,096,902	$4,074,577	$565,171,682

Derivative Financial Instruments(a)
Assets:
Equity contracts	$809,804	$14,846,385	$—	$15,656,189
Liabilities:
Equity contracts	(804,963)	(1,812,833)	—	(2,617,796)

	$4,841	$13,033,552	$—	$13,038,393

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended July 31, 2018, there were no transfers between levels.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of July 31, 2017	$6,541,931
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	32,478
Net change in unrealized appreciation (depreciation)(a)(b)	(1,383,200)
Purchases	—
Sales	(1,116,632)

Closing Balance, as of July 31, 2018	4,074,577

Net change in unrealized appreciation (depreciation) on investments still held at July 30, 2018(b)	$(1,383,200)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at July 31, 2018 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Statements of Assets and Liabilities

July 31, 2018

	BlackRock Advantage Emerging Markets Fund	BlackRock Global Long/Short Equity Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$156,021,749	$544,171,479
Investments at value — affiliated(c)	26,277,347	21,000,203
Cash	—	53,509,016
Cash pledged:
Futures contracts	276,733	9,427,198
Collateral — OTC derivatives	1,985,503	5,080,000
Foreign currency at value(d)	1,597,413	4,037,722
Receivables:
Investments sold	2,610,184	—
Dividends — unaffiliated	779,503	—
Capital shares sold	168,342	1,034,413
Variation margin on futures contracts	97,454	538,971
Dividends — affiliated	31,947	24,938
Receivable from Manager	2,590	15,218
Securities lending income — affiliated	70	—
Interest — unaffiliated	—	10,676
Unrealized appreciation on OTC derivatives	569,759	14,846,385
Prepaid expenses	54,842	85,888

Total assets	190,473,436	653,782,107

LIABILITIES
Cash collateral on securities loaned at value	182,900	—
Cash received:
Collateral — OTC derivatives	420,000	9,180,000
Payables:
Investments purchased	2,056,222	9,891,013
Other accrued expenses	346,697	479,230
Capital shares redeemed	229,476	822,410
Investment advisory fees	43,162	786,157
Offering costs	12,795	—
Administration fees	7,492	22,228
Recoupment of past waived fees	6,711	45,205
Distribution fees	3,804	28,424
Board realignment and consolidation	2,590	15,218
Trustees’ and Officer’s fees	2,579	3,446
Variation margin on futures contracts	—	438,716
Unrealized depreciation on OTC derivatives	212,926	1,812,833
Other liabilities	—	665,137

Total liabilities	3,527,354	24,190,017

NET ASSETS	$186,946,082	$629,592,090

NET ASSETS CONSIST OF
Paid-in capital	$193,987,049	$653,004,794
Accumulated net investment loss	(668,082)	(1,242,218)
Accumulated net realized loss	(1,567,693)	(33,588,938)
Net unrealized appreciation (depreciation)	(4,805,192)	11,418,452

NET ASSETS	$186,946,082	$629,592,090

See notes to financial statements.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

July 31, 2018

	BlackRock Advantage Emerging Markets Fund	BlackRock Global Long/Short Equity Fund

NET ASSET VALUE

Institutional
Net assets	$32,775,007	$559,027,678

Shares outstanding(e)	3,095,374	45,927,212

Net asset value	$10.59	$12.17

Investor A
Net assets	$5,454,366	$49,179,822

Shares outstanding(e)	522,772	4,087,078

Net asset value	$10.43	$12.03

Investor C
Net assets	$3,240,489	$21,167,811

Shares outstanding(e)	325,795	1,825,954

Net asset value	$9.95	$11.59

Class K
Net assets	$145,476,220	$216,779

Shares outstanding(e)	13,735,880	17,780

Net asset value	$10.59	$12.19

(a) Investments at cost — unaffiliated	$162,002,821	$545,762,330
(b) Securities loaned at value	$172,398	$—
(c) Investments at cost — affiliated	$25,539,923	$21,000,203
(d) Foreign currency at cost	$1,608,983	$4,066,669
(e) Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Operations

Year Ended July 31, 2018

	BlackRock Advantage Emerging Markets Fund	BlackRock Global Long/Short Equity Fund

INVESTMENT INCOME
Dividends — affiliated	$742,573	$5,695,482
Dividends — unaffiliated	3,407,585	—
Interest — unaffiliated	—	1,643,821
Securities lending income — affiliated — net	161	—
Foreign taxes withheld	(300)	—
Other income — affiliated	19,872 (a)	—

Total investment income	4,169,891	7,339,303

EXPENSES
Investment advisory	1,586,146	9,573,337
Administration	75,743	267,789
Administration — class specific	35,643	127,645
Service and distribution — class specific	47,166	370,701
Custodian	178,245	32,667
Professional	139,081	135,419
Accounting services	75,056	37,280
Transfer agent — class specific	59,823	499,769
Registration	50,787	127,302
Printing	43,671	34,033
Offering costs	30,253	—
Trustees and Officer	13,211	20,216
Board realignment and consolidation	2,590	15,218
Miscellaneous	20,622	59,412
Recoupment of past waived and/or reimbursed fees — class specific	6,702	147,137

Total expenses	2,364,739	11,447,925
Less:
Fees waived and/or reimbursed by the Manager	(594,596)	(390,453)
Administration fees waived — class specific	(28,860)	(20,898)
Transfer agent fees waived and/or reimbursed — class specific	(59,170)	(39,699)

Total expenses after fees waived and/or reimbursed	1,682,113	10,996,875

Net investment income (loss)	2,487,778	(3,657,572)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,255,536)	(5,829,070)
Investments — affiliated	44,819	—
Futures contracts	588,782	429,464
Forward foreign currency exchange contracts	(356,696)	—
Foreign currency transactions	(334,955)	(95,045)
Capital gain distributions from investment companies — affiliated	276	2,682
Options written	—	2,251,658
Swaps	18,508,779	43,120,814

	16,195,469	39,880,503

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(6,597,791)	(1,382,816)
Investments — affiliated	737,424	—
Futures contracts	33,902	897,752
Forward foreign currency exchange contracts	(48,629)	—
Foreign currency translations	(16,386)	(56,542)
Swaps	(13,321,557)	(7,392,096)

	(19,213,037)	(7,933,702)

Net realized and unrealized gain (loss)	(3,017,568)	31,946,801

NET INCREASE (DECERASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(529,790)	$28,289,229

(a)	See Note 6 of the Notes to Financial Statements.

See notes to financial statements.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage Emerging Markets Fund		BlackRock Global Long/Short Equity Fund
	Year Ended July 31,		Year Ended July 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$2,487,778	$(2,128,372)	$(3,657,572)	$(9,773,184)
Net realized gain	16,195,469	2,123,427	39,880,503	63,452,790
Net change in unrealized appreciation (depreciation)	(19,213,037)	3,682,669	(7,933,702)	8,226,835

Net increase (decrease) in net assets resulting from operations	(529,790)	3,677,724	28,289,229	61,906,441

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	74,137,236	(86,561,381)	(4,621,417)	(517,773,671)
Capital contributions — affiliated	—	22,962	—	—

	74,137,236	(86,538,419)	(4,621,417)	(517,773,671)

NET ASSETS
Total increase (decrease) in net assets	73,607,446	(82,860,695)	23,667,812	(455,867,230)
Beginning of year	113,338,636	196,199,331	605,924,278	1,061,791,508

End of year	$186,946,082	$113,338,636	$629,592,090	$605,924,278

Accumulated net investment loss, end of year	$(668,082)	$(4,758,461)	$(1,242,218)	$(3,767,496)

See notes to financial statements.

FINANCIAL STATEMENTS	45

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund
	Institutional
	Year Ended July 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$10.10		$9.76		$9.84	$10.34	$10.73

Net investment income (loss)(a)	0.07		(0.12)		(0.14)	(0.17)	(0.18)
Net realized and unrealized gain (loss)	0.42		0.46		0.17	(0.33)	(0.15)

Net increase (decrease) from investment operations	0.49		0.34		0.03	(0.50)	(0.33)

Distributions from net realized gain(b)	—		—		(0.11)	—	(0.06)

Net asset value, end of year	$10.59		$10.10		$9.76	$9.84	$10.34

Total Return(c)
Based on net asset value	4.85%		3.48	%(d)	0.34%	(4.84)%	(3.09)%

Ratios to Average Net Assets(e)
Total expenses	1.28%		1.91%		1.85%	1.86%	1.85%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.28%		1.90%		1.84%	1.85%	1.84%

Total expenses after fees waived and/or reimbursed	0.94%		1.70%		1.75%	1.75%	1.75%

Net investment income (loss)	0.67%		(1.29)%		(1.49)%	(1.68)%	(1.72)%

Supplemental Data
Net assets, end of year (000)	$32,775		$106,243		$177,981	$400,181	$509,665

Portfolio turnover rate	111	%(f)	7	%(f)	—%	—%	—%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	The Fund’s total return includes a reimbursement by an affiliate for a realized investment loss. Excluding this payment, the Fund’s total return would have been 3.38%.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.07%	0.17%	0.18%	0.16%	0.18%

(f)	Excludes investments underlying the total return swaps.

See notes to financial statements.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund (continued)
	Investor A
	Year Ended July 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$9.97		$9.67		$9.78	$10.29	$10.69

Net investment income (loss)(a)	0.14		(0.15)		(0.17)	(0.19)	(0.20)
Net realized and unrealized gain (loss)	0.32		0.45		0.17	(0.32)	(0.15)

Net increase (decrease) from investment operations	0.46		0.30		—	(0.51)	(0.35)

Distributions from net realized gain(b)	—		—		(0.11)	—	(0.05)

Net asset value, end of year	$10.43		$9.97		$9.67	$9.78	$10.29

Total Return(c)
Based on net asset value	4.61%		3.10	%(d)	0.03%	(4.96)%	(3.27)%

Ratios to Average Net Assets(e)
Total expenses	1.57%		2.22%		2.10%	2.03%	2.01%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.55%		2.21%		2.08%	2.02%	2.00%

Total expenses after fees waived and/or reimbursed	1.19%		1.99%		2.00%	1.95%	1.94%

Net investment income (loss)	1.32%		(1.62)%		(1.74)%	(1.89)%	(1.91)%

Supplemental Data
Net assets, end of year (000)	$5,454		$3,272		$12,239	$19,036	$64,400

Portfolio turnover rate	111	%(f)	7	%(f)	—%	—%	—%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.07%	0.17%	0.18%	0.16%	0.18%

(f)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund (continued)
	Investor C
	Year Ended July 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$9.58		$9.36		$9.53	$10.11	$10.56

Net investment income (loss)(a)	0.03		(0.21)		(0.23)	(0.27)	(0.27)
Net realized and unrealized gain (loss)	0.34		0.43		0.17	(0.31)	(0.15)

Net increase (decrease) from investment operations	0.37		0.22		(0.06)	(0.58)	(0.42)

Distributions from net realized gain(b)	—		—		(0.11)	—	(0.03)

Net asset value, end of year	$9.95		$9.58		$9.36	$9.53	$10.11

Total Return(c)
Based on net asset value	3.86%		2.35	%(d)	(0.60)%	(5.74)%	(3.99)%

Ratios to Average Net Assets(e)
Total expenses	2.38%		2.91%		2.85%	2.81%	2.79%

Total expenses excluding recoupment of past fees waived and/or reimbursed	2.38%		2.91%		2.85%	2.80%	2.78%

Total expenses after fees waived and/or reimbursed	1.94%		2.71%		2.74%	2.74%	2.72%

Net investment income (loss)	0.25%		(2.30)%		(2.48)%	(2.67)%	(2.68)%

Supplemental Data
Net assets, end of year (000)	$3,240		$3,823		$5,979	$9,181	$16,131

Portfolio turnover rate	111	%(f)	7	%(f)	—%	—%	—%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.07%	0.17%	0.18%	0.16%	0.18%

(f)	Excludes investments underlying the total return swaps.

See notes to financial statements.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund (continued)
	Class K
	Period from 01/25/18 (a) to 07/31/18
Net asset value, beginning of period	$12.14

Net investment gain(b)	0.13
Net realized and unrealized loss	(1.68)

Net decrease from investment operations	(1.55)

Net asset value, end of period	$10.59

Total Return(c)
Based on net asset value	(12.77	)%(d)

Ratios to Average Net Assets(e)
Total expenses	1.32	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.89%

Net investment income	2.33%

Supplemental Data
Net assets, end of period (000)	$145,476

Portfolio turnover rate	111	%(h)(i)

(a)	Net asset value, beginning of period is as of 1/25/18. Operations commenced on 1/26/18.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Period from 01/25/18 (a) to 07/31/18
Investments in underlying funds	0.07%

(f)	Annualized.
(g)	Offering costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.31%.
(h)	Excludes investments underlying the total return swaps.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Equity Fund
	Institutional
	Year Ended July 31,
	2018		2017	2016		2015		2014
Net asset value, beginning of year	$11.62		$10.56	$11.92		$11.61		$11.29

Net investment loss(a)	(0.06)		(0.14)	(0.15)		(0.18)		(0.19)
Net realized and unrealized gain (loss)	0.61		1.20	(1.00)		0.50		0.66

Net increase (decrease) from investment operations	0.55		1.06	(1.15)		0.32		0.47

Distributions from net realized gain(b)	—		—	(0.21)		(0.01)		(0.15)

Net asset value, end of year	$12.17		$11.62	$10.56		$11.92		$11.61

Total Return(c)
Based on net asset value	4.73%		10.04%	(9.77)%		2.78%		4.13%

Ratios to Average Net Assets(d)
Total expenses	1.73%		1.78%	1.68%		1.67%		1.71%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.71%		1.78%	1.68%		1.67%		1.69%

Total expenses after fees waived and/or reimbursed	1.66%		1.70%	1.62%		1.60%		1.64%

Net investment loss	(0.51)%		(1.28)%	(1.35)%		(1.53)%		(1.61)%

Supplemental Data
Net assets, end of year (000)	$559,028		$544,301	$824,306		$1,496,484		$1,005,213

Portfolio turnover rate	20	%(e)	—%	34	%(e)	17	%(e)	—%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.13%	0.16%	0.18%	0.16%	0.18%

(e)	Excludes investments underlying the total return swaps.

See notes to financial statements.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Equity Fund (continued)
	Investor A
	Year Ended July 31,
	2018		2017	2016		2015		2014
Net asset value, beginning of year	$11.52		$10.49	$11.84		$11.57		$11.28

Net investment loss(a)	(0.10)		(0.17)	(0.18)		(0.21)		(0.21)
Net realized and unrealized gain (loss)	0.61		1.20	(0.99)		0.49		0.64

Net increase (decrease) from investment operations	0.51		1.03	(1.17)		0.28		0.43

Distributions from net realized gain(b)	—		—	(0.18)		(0.01)		(0.14)

Net asset value, end of year	$12.03		$11.52	$10.49		$11.84		$11.57

Total Return(c)
Based on net asset value	4.43%		9.82%	(10.02)%		2.44%		3.82%

Ratios to Average Net Assets(d)
Total expenses	2.03%		2.10%	1.95%		1.93%		1.97%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.95%		2.10%	1.94%		1.92%		1.95%

Total expenses after fees waived and/or reimbursed	1.96%		1.98%	1.88%		1.86%		1.89%

Net investment loss	(0.84)%		(1.60)%	(1.61)%		(1.80)%		(1.86)%

Supplemental Data
Net assets, end of year (000)	$49,180		$35,658	$122,464		$225,910		$294,439

Portfolio turnover rate	20	%(e)	—%	34	%(e)	17	%(e)	—%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.13%	0.16%	0.18%	0.16%	0.18%

(e)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Equity Fund (continued)
	Investor C
	Year Ended July 31,
	2018		2017	2016		2015		2014
Net asset value, beginning of year	$11.18		$10.26	$11.63		$11.45		$11.23

Net investment loss(a)	(0.18)		(0.24)	(0.26)		(0.30)		(0.30)
Net realized and unrealized gain (loss)	0.59		1.16	(0.97)		0.49		0.65

Net increase (decrease) from investment operations	0.41		0.92	(1.23)		0.19		0.35

Distributions from net realized gain(b)	—		—	(0.14)		(0.01)		(0.13)

Net asset value, end of year	$11.59		$11.18	$10.26		$11.63		$11.45

Total Return(c)
Based on net asset value	3.67%		8.97%	(10.66)%		1.69%		3.07%

Ratios to Average Net Assets(d)
Total expenses	2.76%		2.81%	2.71%		2.70%		2.72%

Total expenses excluding recoupment of past fees waived and/or reimbursed	2.72%		2.81%	2.71%		2.69%		2.70%

Total expenses after fees waived and/or reimbursed	2.69%		2.72%	2.64%		2.63%		2.64%

Net investment loss	(1.58)%		(2.32)%	(2.37)%		(2.57)%		(2.61)%

Supplemental Data
Net assets, end of year (000)	$21,168		$25,857	$62,597		$100,783		$100,980

Portfolio turnover rate	20	%(e)	—%	34	%(e)	17	%(e)	—%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.13%	0.16%	0.18%	0.16%	0.18%

(e)	Excludes investments underlying the total return swaps.

See notes to financial statements.

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Equity Fund (continued)
	Class K
	Year Ended July 31,			Period from 03/28/16 (a) to 07/31/16
	2018		2017
Net asset value, beginning of period	$11.63		$10.56	$11.02

Net investment loss(b)	(0.01)		(0.14)	(0.04)
Net realized and unrealized gain (loss)	0.57		1.21	(0.42)

Net increase (decrease) from investment operations	0.56		1.07	(0.46)

Net asset value, end of period	$12.19		$11.63	$10.56

Total Return(c)
Based on net asset value	4.82%		10.13%	(4.17	)%(d)

Ratios to Average Net Assets(e)
Total expenses	1.65%		1.70%	1.63%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.64%		1.70%	1.63%

Total expenses after fees waived and/or reimbursed	1.58%		1.63%	1.56%

Net investment loss	(0.04)%		(1.32)%	(1.15)%

Supplemental Data
Net assets, end of period (000)	$217		$108	$52,455

Portfolio turnover rate	20	%(f)	—%	34	%(f)(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,		Period from 03/28/16 (a) to 07/31/16
	2018	2017
Investments in underlying funds	0.13%	0.16%	0.18%

(f)	Excludes investments underlying the total return swaps.
(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Emerging Markets Fund	Advantage Emerging Markets	Diversified
BlackRock Global Long/Short Equity Fund	Global Long/Short Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares, and may be subject to a contingent deferred sales charge (“CDSC”). Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares(a)	No	No		None
Investor A Shares	Yes	No	(b)	None
Investor C Shares	No	Yes		None

(a)	Class K Shares commenced on January 26, 2018 for Advantage Emerging Markets.
(b)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, a Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive posture as applicable and is consistent with each Fund’s investment policies.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. See Note 8, Income Tax Information, for the tax character of each Fund’s distributions paid during the year.

Organization and Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

Advantage Emerging Markets values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of Advantage Emerging Markets’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Advantage Emerging Markets

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Credit Suisse Securities USA LLC	$172,398	$(172,398)	$—

(a)

Cash collateral with a value of $182,900 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives on the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written on the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps on the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, each Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets as follows:

Average Daily Net Assets	Advantage Emerging Markets	Global Long/Short Equity
First $1 Billion	0.89%	1.50%
$1 Billion — $3 Billion	0.84	1.41
$3 Billion — $5 Billion	0.80	1.35
$5 Billion — $10 Billion	0.77	1.31
Greater than $10 Billion	0.75	1.28

With respect to Global Long/Short Equity, the Manager entered into a sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of each Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C	0.25	0.75

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended July 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees	Investor A	Investor C	Total
Advantage Emerging Markets	$10,477	$36,690	$47,167
Global Long/Short Equity	135,796	234,906	370,702

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended July 31, 2018, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Administration Fees	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$18,598	$838	$734	$15,473	$35,643
Global Long/Short Equity	111,284	10,863	4,696	802	127,645

The manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for a Fund or a share class.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2018, Global Long/Short Equity paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
Global Long/Short Equity	$3,478	$613	$4,091

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended July 31, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$368	$183	$135	$—	$686
Global Long/Short Equity	661	299	423	122	1,505

For the year ended July 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$53,694	$1,137	$4,650	$342	$59,823
Global Long/Short Equity	443,308	37,508	18,733	220	499,769

Other Fees: For the year ended July 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	Advantage Emerging Markets	Global Long/Short Equity
Investor A	$330	$2,319

For the year ended July 31, 2018, affiliates received CDSCs as follows:

	Advantage Emerging Markets	Global Long/Short Equity
Investor A	$—	$34
Investor C	573	2,058

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended July 31, 2018, the amounts waived were as follows:

Advantage Emerging Markets	$45,129
Global Long/Short Equity	357,903

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, Advantage Emerging Markets waived $14,617.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Share Class	Advantage Emerging Markets	Global Long/Short Equity
Institutional	0.94%	1.64%
Investor A	1.19	1.89
Investor C	1.94	2.64
Class K	0.89	1.59

Prior to June 1, 2018, the expense limitations as a percentage of average daily net assets with respect to Global Long/Short Equity were as follows:

Share Class	Global Long/Short Equity
Institutional	1.75%
Investor A	2.00
Investor C	2.75
Class K	1.70

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2019, (except with respect to Investor A, Investor C and Institutional Shares of Advantage Emerging Markets, which is through November 30, 2018) unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund.

With respect to Advantage Emerging Markets, the Manager waived and/or reimbursed the Fund $532,260 which is shown as fees waived and/or reimbursed by the Manager in the Statements of Operations. With respect to Global Long/Short Equity, the Manager waived and/or reimbursed the Fund $17,332 which is shown as fees waived and/or reimbursed by the Manager in the Statements of Operations.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended July 31, 2018, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived and/or Reimbursed — Class Specific	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$13,108	$316	$727	$14,709	$28,860
Global Long/Short Equity	18,422	1,670	723	83	20,898

Transfer Agent Fees Waived and/or Reimbursed — Class Specific	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$53,180	$1,137	$3,748	$1,105	$59,170
Global Long/Short Equity	36,538	1,782	1,244	135	39,699

The Funds have begun to incur expenses in connection with a potential realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, the amounts reimbursed for Advantage Emerging Markets and Global Long/Short Equity were $2,590 and $15,218, respectively.

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended July 31, 2018, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Advantage Emerging Markets	Global Long/Short Equity
Fund Level	$—	$—
Institutional	6,072	96,112
Investor A	630	39,950
Investor C	—	10,663
Class K	—	412

On July 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	July 31,
	2019	2020
Advantage Emerging Markets
Fund Level	$54,002	$532,260
Institutional	165,859	66,288
Investor A	9,658	1,453
Investor C	5,073	4,475
Class K	—	15,814
Global Long/Short Equity
Fund Level	—	17,332
Institutional	—	54,960
Investor A	—	3,452
Investor C	—	1,967
Class K	—	218
The following fund level and class specific waivers and/or reimbursements previously recorded by Advantage Emerging Markets, which were subject to recoupment by the Manager, expired on July 31, 2018:

Advantage Emerging Markets
Institutional	$81,915
Investor A	3,941
Investor C	3,152

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2018, each Fund had a different securities lending arrangement.

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended July 31, 2018, Advantage Emerging Markets paid BIM $203 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Funds are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the year ended July 31, 2018, Advantage Emerging Markets received a reimbursement of $19,872 from an affiliate, which is included in other income — affiliated in the Statements of Operations, related to an operating error.

7.	PURCHASES AND SALES

For the year ended July 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	Advantage Emerging Markets	Global Long/Short Equity
Purchases	$284,245,277	$6,142,382
Sales	126,391,487	1,116,631

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the accounting for swap agreements, net operating losses and non-deductible expenses were reclassified to the following accounts:

	Advantage Emerging Markets	Global Long/Short Equity
Paid-in capital	$(22,349)	$(6,204,021)
Accumulated net investment loss	1,602,601	6,182,850
Accumulated net realized loss	(1,580,252)	21,171

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (continued)

As of July 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

	Advantage Emerging Markets	Global Long/Short Equity
Capital loss carryforwards	$—	$(4,280,398)
Net unrealized losses(a)	(6,386,651)	(17,889,880)
Qualified late-year losses(b)	(654,316)	(1,242,426)

	$(7,040,967)	$(23,412,704)

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency exchange contracts and the realization for tax purposes of unrealized gains on constructive sales.

(b)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2018, Global Long/Short Equity Fund had a capital loss carryforward of $4,280,398 with no expiration dates, available to offset future realized capital gains.

During the year ended July 31, 2018, the funds listed below utilized the following amounts of their respective capital loss carryforward:

	Advantage Emerging Markets Fund	Global Long/Short Equity Fund
Amount utilized	$14,416,501	$43,126,025

As of July 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage Emerging Markets	Global Long/Short Equity
Tax cost	$188,615,343	$566,762,533

Gross unrealized appreciation	$6,980,027	$15,933,043
Gross unrealized depreciation	(13,352,055)	(33,768,367)

Net unrealized appreciation (depreciation)	$(6,372,028)	$(17,835,324)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Trust, on behalf of the Funds along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: The Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Advantage Emerging Markets invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/18		Year Ended 07/31/17
Advantage Emerging Markets Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	12,206,870	$136,269,042	9,972,157	$96,621,741
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(19,634,436)	(221,515,541)	(17,677,713)	(171,923,540)

Net decrease	(7,427,566)	$(85,246,499)	(7,705,556)	$(75,301,799)

Investor A
Shares sold	368,426	$4,165,480	38,935	$377,180
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(173,715)	(1,861,090)	(976,472)	(9,410,261)

Net decrease	194,711	$2,304,390	(937,537)	$(9,033,081)

Investor C
Shares sold	23,036	$244,705	5,833	$54,510
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(96,301)	(996,616)	(245,743)	(2,281,011)

Net decrease	(73,265)	$(751,911)	(239,910)	$(2,226,501)

	Period from 01/25/18 to 07/31/18
Class K
Shares sold	18,479,764	$209,961,919	—	$—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(4,743,884)	(52,130,663)	—	—

Net increase	13,735,880	$157,831,256	—	$—

Total Net Increase (Decrease)	6,429,760	$74,137,236	(8,883,003)	$(86,561,381)

	Year Ended 07/31/18		Year Ended 07/31/17
Global Long/Short Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	22,736,814	$274,085,610	16,790,752	$183,750,083
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(23,663,426)	(284,313,042)	(48,029,233)	(516,836,229)

Net decrease	(926,612)	$(10,227,432)	(31,238,481)	$(333,086,146)

Investor A
Shares sold	4,395,287	$52,035,112	1,671,612	$18,287,025
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(3,404,106)	(40,817,764)	(10,247,193)	(110,350,665)

Net increase (decrease)	991,181	$11,217,348	(8,575,581)	$(92,063,640)

Investor C
Shares sold	228,464	$2,635,606	457,175	$4,848,743
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(715,500)	(8,247,429)	(4,241,955)	(44,589,743)

Net decrease	(487,036)	$(5,611,823)	(3,784,780)	$(39,741,000)

Class K
Shares sold	433,125	$5,162,914	1,040,496	$10,955,148
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(424,652)	(5,162,424)	(5,998,001)	(63,838,033)

Net increase (decrease)	8,473	$490	(4,957,505)	$(52,882,885)

Total Net Decrease	(413,994)	$(4,621,417)	(48,556,347)	$(517,773,671)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Advantage Emerging Markets Fund and BlackRock Global Long/Short Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Advantage Emerging Markets Fund and BlackRock Global Long/Short Equity Fund (two of the funds constituting BlackRock Funds, hereafter collectively referred to as the “Funds”) as of July 31, 2018, the related statements of operations for the year ended July 31, 2018, the statements of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, issuer, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 27, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	67

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Advantage Emerging Markets Fund (“Advantage Emerging Markets Fund”) and BlackRock Global Long/Short Equity Fund (“Global Long/Short Equity Fund”) (each a “Fund” and collectively, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to Global Long/Short Equity Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. The Board’s consideration of the Agreements is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of Fund service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, with respect to Global Long/Short Equity Fund, certain performance metrics. With respect to Global Long/Short Equity Fund, which pursues an alternative investment strategy, the Board has been engaged in an iterative process with BlackRock to identify the most appropriate performance benchmarks and metrics by which the Board should measure the Fund’s performance. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, Global Long/Short Equity Fund ranked in the second, fourth and fourth quartiles, respectively, against its Performance Peers. The Board noted Global Long/Short Equity Fund’s underperformance for the applicable periods reported as compared to its Performance Peers. In light of Global Long/Short Equity Fund’s outcome oriented objective, BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of Fund performance relative to these metrics. Under these metrics, for the one-year period the Fund outperformed its total return target, but for the three- and five-year periods, the Fund underperformed its total return target. The overall risk of the Fund, as measured by the standard deviation of returns, was below its target range for each of the periods, and the Fund’s beta was within its target range for each of the periods.

The Board noted that for each of the one-, three- and five-year periods reported, Advantage Emerging Markets Fund ranked in the fourth quartile against its Performance Peers. The Board and BlackRock reviewed Advantage Emerging Markets Fund’s underperformance during the applicable periods. The Board noted that effective June 12, 2017, the Fund had undergone changes in its investment objective, investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Emerging Markets Long/Short Equity Fund to BlackRock Advantage Emerging Markets Fund. The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	69

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each respective Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Advantage Emerging Markets Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that, in connection with the changes to the Fund’s investment strategy, BlackRock and the Board agreed to a lower contractual expense cap on a class-by-class basis. The contractual expense cap reduction was implemented on June 12, 2017. The Board also noted that BlackRock and the Board agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule in connection with the changes to the Fund’s investment strategy. This adjustment was implemented on June 12, 2017.

The Board noted that Global Long/Short Equity Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a lower contractual expense cap on a class-by-class basis. The contractual expense cap reduction was implemented on June 1, 2018.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust on behalf of each Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Global Long/Short Equity Fund, each for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, as applicable, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	71

Trustee and Officer Information

Independent Trustees (a)

Name and Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board and Trustee (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	27 RICs consisting of 142 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018)(d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	27 RICs consisting of 142 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	27 RICs consisting of 142 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	27 RICs consisting of 142 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	27 RICs consisting of 142 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	27 RICs consisting of 142 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	27 RICs consisting of 142 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	27 RICs consisting of 142 Portfolios	None

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name and Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	27 RICs consisting of 142 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	27 RICs consisting of 142 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	27 RICs consisting of 142 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock's Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock's Human Capital Committee; Global Head of BlackRock's Retail and iShares® businesses from 2012 to 2016.	130 RICs consisting of 317 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009. Advisory Director of Family Resource Network; (charitable foundation) since 2009.	130 RICs consisting of 317 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also a board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

TRUSTEE AND OFFICER INFORMATION	73

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser(a)

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For Global Long/Short Equity

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	75

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency Abbreviations

CHF	Swiss Franc

Portfolio Abbreviations

ADR	American Depositary Receipts
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
NVDR	Non-voting Depository Receipts
OTC	Over-the-Counter
PCL	Public Company Limited
S&P	S&P Global Ratings

GLOSSARY OF TERMS USED IN THIS REPORT	77

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMLSGLS-7/18-AR

JULY 31, 2018

ANNUAL REPORT

BlackRock FundsSM

➢	iShares MSCI Asia ex Japan Index Fund
➢	iShares MSCI Developed World Index Fund
➢	iShares Russell Mid-Cap Index Fund
➢	iShares Russell Small/Mid-Cap Index Fund
➢	iShares Total U.S. Stock Market Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended July 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market, while Turkey became embroiled in a currency crisis shortly after the end of the reporting period.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.3 trillion balance sheet by approximately $180 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.70%	16.24%
U.S. small cap equities (Russell 2000® Index)	6.75	18.73
International equities (MSCI Europe, Australasia, Far East Index)	(5.12)	6.40
Emerging market equities (MSCI Emerging Markets Index)	(11.94)	4.36
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.85	1.43
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.95)	(3.66)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.45)	(0.80)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.20	1.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.65	2.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2018	iShares MSCI Asia ex Japan Index Fund

Investment Objective

iShares MSCI Asia ex Japan Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of Asian equities, excluding Japan.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2018, the Fund’s Institutional shares return 3.79% and Class K shares returned 3.88%. The benchmark MSCI AC Asia ex Japan Index (the “Index”) returned 5.20% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share class expenses.

Describe the market environment.

In the third quarter of 2017, China contributed the most to the Index return and posted a robust gain of 14%.

China’s gross domestic product (“GDP”) growth stabilized above an average rate. Additionally, supply-side capacity cuts and structural reforms to state-owned enterprises illustrated the government’s commitment to stable, longer-term growth, helping investors increase their confidence in the region ahead of the country’s 19th National Congress of the Communist Party of China.

The largest holding in the Index, Tencent Holdings Ltd., doubled its stock price in 2017 and contributed one full percent to the 7.5% return in fourth quarter of 2017. The company’s fourth quarter profit jumped 47% with a surge of payment services and cloud revenue that provided strong tailwinds.

The continued strength in the emerging markets (“EM”) over the fourth quarter of 2017 was fueled by an improved economic outlook based on robust data out of large EM countries and EM currency appreciation against the U.S. dollar. Historically, a weak dollar has been associated with a relatively strong emerging market return. Additionally, EM corporate earnings growth accelerated and surpassed U.S. corporate profit growth.

In the first quarter of 2018, in Asia, the March escalation of U.S. / China trade tensions shook markets globally. The conclusion of the U.S. Section 301 investigation of China Intellectual Property (“IP”) practices determined that the Chinese government acted in a restrictive way to U.S. commerce in regard to IP and technology practices. The U.S. Trade Representative was directed to identify at least $50 billion of Chinese goods to be subject to a 25% tariff. Despite this, the MSCI China Index ended the quarter up 1.8% (in U.S. dollar terms) as investors focused on strong macroeconomic data.

In the second quarter of 2018, China contributed the most to the decline in emerging markets. The country experienced relatively persistent de-risking throughout the quarter as the Trump administration incrementally intensified rhetoric on trade and policy prescriptions for bringing down the bilateral trade deficit with China. The U.S. Section 301 investigations against noncompetitive technology transfers also damaged sentiment. This was met by counter measures by the Chinese, which further weighed on Chinese equities. In June, the Shanghai Composite Index moved into bear market territory from the highs reached in January.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the MSCI AC Asia ex Japan Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	iShares MSCI Asia ex Japan Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(c)

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI AC Asia ex Japan Index.

(d)

A free float-adjusted market capitalization index designed to measure equity market performance of the following 11 developed and emerging market countries or regions: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Taiwan and Thailand.

Performance Summary for the Period Ended July 31, 2018

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	(11.37)%	3.79%	6.27%
Class K	(11.36)	3.88	6.30
MSCI AC Asia ex Japan Index (in USD)	(10.71)	5.20	6.91

(a)	See “About Fund Performance” on page 16 for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.
(b)	The Fund commenced operations on June 9, 2015.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (02/01/2018)	Ending Account Value (07/31/2018)	Expenses Paid During the Period (e)	Beginning Account Value (02/01/2018)	Ending Account Value (07/31/2018)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$886.30	$2.01	$1,000.00	$1,022.66	$2.16	0.43%
Class K	1,000.00	886.40	2.06	1,000.00	1,022.61	2.21	0.45

(e)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(f)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of July 31, 2018	iShares MSCI Developed World Index Fund

Investment Objective

iShares MSCI Developed World Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of developed market equities.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2018, the Fund’s Institutional Shares returned 11.99%, while Class K Shares returned 12.12%. The benchmark MSCI World Index (the “Index”) returned 11.88% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share class expenses.

Describe the market environment.

In Europe, during the third quarter of 2017, the positive tailwinds of strong corporate profit and economic growth sustained the equity market rally. The MSCI European Economic and Monetary Union Index was up 8.2% in the quarter, bringing the year-to-date total to 27.6%, in U.S. dollar terms.

The euro-area real effective exchange rate increased roughly 2% in the third quarter of 2017, as the improved growth picture in the region led markets to expect European Central Bank President Mario Draghi to announce a further reduction in the pace of quantitative easing purchases, which could provide upward pressure on anemically low eurozone bond yields.

In the fourth quarter of 2017, Japanese equities posted a strong quarterly performance amid accelerating growth conditions, low inflation, and accommodative monetary policy. Prime Minister Abe’s decision to call a “snap” election on October 22, 2017 drove some uncertainty, but posed relatively little risk to the accommodative policies of the Bank of Japan. Prime Minister Abe’s victory at the October 22 “snap” election diminished uncertainty in the market, which helped investors focus on an improved earnings outlook, the benefits of increased global trade, and a strengthening domestic economy.

In the first quarter of 2018, European equity markets fell in-line with the broader market amid increased market volatility and trade protectionism worries. In the Eurozone, sovereign bonds in the region sold-off. The benchmark 10-year German bund yield increased 0.07% while the same tenor of gilts increased 0.16%. On the economic front, gross domestic product growth stabilized while Purchasing Managers’ Indexes were slightly weaker. Still, consumer confidence indicators remained relatively elevated by historical standards as the unemployment rate has continued its downward trajectory across the region.

In the Asia-Pacific region, Japanese equities posted solid gains. However, this was due to local currency appreciation, as the yen rallied over 6% against the U.S. dollar amid a flurry of safe haven bids and as the Bank of Japan announced a slight reduction in long-end bond purchasing. The local equity market declined roughly 5.8%, as measured by the Japanese Nikkei 225 Index, as the country faced both domestic and international headwinds. Internationally, U.S. protectionism weighed on Japanese sentiment, as fears of a slowdown in global trade weighed heavily on export sensitive names. Domestically, the Moritomo Gakuen land sale controversy resurfaced, pushing Prime Minister Abe’s approval rating to all-time lows.

In the United States, the economy remained healthy in the first quarter of 2018 despite what the U.S. equity market’s lackluster performance would suggest. The unemployment rate remained at multi-decade lows, consumer confidence was high by historical standards, and both the Institute for Supply Management manufacturing and non-manufacturing components accelerated. This supported the Fed’s decision to increase interest rates in March and to revise higher their rate hike expectations for 2019. The combination of increased interest rate expectations, a strong economic backdrop, in addition to technical issues regarding the deficit drove selling in U.S. Treasuries. The 10-year U.S. Treasury yield increased by 33 basis points in the first quarter to 2.75%.

In the second quarter of 2018, the uncertainty stemming from U.S. trade protectionism weighed on developed market equity markets throughout the quarter. The fluid headlines regarding the acrimonious G7 summit in Quebec, the U.S. imposition of steel and aluminum imports, and the U.S. withdrawal from the Iranian nuclear deal, all increased trade war fears. Elsewhere, European fragmentation remained an important risk factor throughout the quarter. The formation of Italy’s populist coalition government intensified European political risk. Momentum for Eurozone reform also showed signs of weakness as negotiations over immigration policy within the German coalition government broke down. Additionally, a stronger U.S. dollar — attributed to increased trade tensions, interest rate differentials, and favorable U.S. growth conditions — also weighed on unhedged developed market equity returns in the quarter.

Australian firms in the materials and energy sectors performed well as the country was spared from the U.S. steel and aluminum tariffs. Relatively strong U.K. growth was also supportive, apparent from the country reaching its lowest unemployment rate since 1975. Less positively, Japanese equities underperformed as cyclicals and export sensitive names were particularly hit by U.S. protectionism headlines.

In the United States, investors found confidence in strong economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic prints throughout the second quarter also indicated strong economic conditions. Additionally, core personal consumption expenditure hit the Fed’s target rate of 2%, supporting their decision to raise rates in June. The bank has also signaled two additional hikes this year. The average level of the Chicago Board Options Exchange Volatility Index was 15.3 in the second quarter of 2018, lower than the 17.4 experienced in first quarter.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	iShares MSCI Developed World Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(c)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI World Index and in depositary receipts representing securities of the MSCI World Index.

(d)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Performance Summary for the Period Ended July 31, 2018

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	(1.52)%	11.99%	8.65%
Class K	(1.50)	12.12	8.73
MSCI World Index	(1.63)	11.88	8.29

(a)	See “About Fund Performance” on page 16 for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.
(b)	The Fund commenced operations on June 1, 2015.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (02/01/2018)	Ending Account Value (07/31/2018)	Expenses Paid During the Period (e)	Beginning Account Value (02/01/2018)	Ending Account Value (07/31/2018)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$984.80	$1.03	$1,000.00	$1,023.75	$1.05	0.20%
Class K	1,000.00	985.00	0.79	1,000.00	1,024.00	0.80	0.15

(e)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(f)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	7

Fund Summary as of July 31, 2018	iShares Russell Mid-Cap Index Fund

Investment Objective

iShares Russell Mid-Cap Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of mid-capitalization U.S. equities.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2018, the Fund’s Institutional Shares returned 13.29%, Investor A Shares returned 12.96%, and Class K Shares returned 13.32%. The benchmark Russell MidCap® Index (the “Index”) returned 13.45% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2017, investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season. This backdrop pushed volatility to the lowest levels in recorded history, with the CBOE Volatility Index (which shows the market’s expectation of 30-day volatility) averaging a record low of 10.9 in the quarter.

Domestic rates moved modestly higher as investors’ balanced news on monetary, fiscal and geopolitical fronts. In the September Federal Open Market Committee (“FOMC”) announcement, the committee announced they would keep interest rates unchanged and initiate their balance sheet normalization in October.

Additionally, amid short-term, hurricane-related inflationary and economic growth pressures, the FOMC found inflation to remain somewhat below 2% in the near term, and expected it to stabilize around 2% by 2019. Real gross domestic product (“GDP”) growth was revised higher for 2017, from 2.2% to 2.4%. The ten-year U.S. Treasury yield ended the third quarter of 2017 two basis points higher at 2.33%.

The U.S. economy continued to demonstrate strength throughout the fourth quarter of 2017. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included nominal third quarter GDP surging 4.1% year over year, real GDP increasing 2.3% year over year, and broad aggregate S&P 500® earnings growth was 6.6%.

In the beginning of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and information technology names. However, as the first quarter of 2018 progressed, a combination of economic over-heating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets.

From a sector standpoint, technology and consumer discretionary stocks outperformed, due to their impressive early-quarter runs. Later in the first quarter of 2018, negative headlines regarding Facebook’s usage of user data, FAANMG regulation (regulation that was considered after the breach of consumer data by Facebook), and artificial intelligence weighed on the sector. Although the first quarter was plagued with volatility, the defensive sectors of telecommunications and consumer staples were the worst performing in the S&P 500® Index.

Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter of 2018. The unemployment rate remained at multi-decade lows, consumer confidence was high by historical standards, and both the Institute for Supply Management Index manufacturing and non-manufacturing components accelerated. This supported the Fed’s decision to increase interest rates in March and to revise higher their rate hike expectations for 2019. The combination of increased interest rate expectations, a strong economic backdrop, in addition to technical issues regarding the deficit, drove selling in U.S. Treasuries. The ten-year U.S. Treasury yield increased by 0.33% in the first quarter of 2018 to 2.75%.

Despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism in the second quarter of 2018, investors found confidence in strong U.S. economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic reports throughout the second quarter of 2018 also indicated strong economic conditions. Additionally, the core personal consumption expenditure hit the Fed’s target rate of 2%, supporting their decision to raise rates in June. The Fed has also signaled the likelihood of two additional hikes this year. The average level of the CBOE Volatility Index was 15.3 in the second quarter, lower than the 17.4 experienced in the first quarter of 2018.

From a sector standpoint, energy outperformed as a prolonged period of higher crude oil prices increased the attractiveness of energy company shares. In addition to the fact that West Texas Intermediate crude appreciated throughout the second quarter of 2018 and reached $77 per barrel in June, the exercising of cost discipline by U.S. producers, evident from low levels of capital expenditure from first quarter earnings reports, was supportive for investor sentiment given uncertainty over OPEC production plans.

Elsewhere, financials underperformed all other sectors, led lower by shares of diversified financial services companies. While deregulation provided a tailwind for regional banks, investor sentiment on the broader sector was fraught by the narrowing term structure of the U.S. Treasury curve, uncertainty ahead of the Comprehensive Capital Analysis and Review stress tests (an annual exercise by the Fed to assess the largest bank holding companies operating in the United States), and global protectionism.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	iShares Russell Mid-Cap Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(c)	The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Russell Midcap® Index.
(d)

A float-adjusted capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equities universe. It is a subset of the Russell 1000® Index including approximately 800 of the smallest issuers based on a combination of their market cap and current index membership.

Performance Summary for the Period Ended July 31, 2018

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	1.04%	13.29%	9.27%
Investor A	0.90	12.96	9.00
Class K	1.06	13.32	9.34
Russell Midcap® Index	1.09	13.45	9.28

(a)	See “About Fund Performance” on page 16 for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.
(b)	The Fund commenced operations on May 13, 2015.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (02/01/2018)	Ending Account Value (07/31/2018)	Expenses Paid During the Period (e)	Beginning Account Value (02/01/2018)	Ending Account Value (07/31/2018)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$1,010.40	$0.55	$1,000.00	$1,024.25	$0.55	0.11%
Investor A	1,000.00	1,009.00	1.54	1,000.00	1,023.26	1.56	0.34
Class K	1,000.00	1,010.60	0.30	1,000.00	1,024.50	0.30	0.07

(e)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(f)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	9

Fund Summary as of July 31, 2018	iShares Russell Small/Mid-Cap Index Fund

Investment Objective

iShares Russell Small/Mid-Cap Index Fund’s (the “Fund”) investment objective is to seek to track the performance of the small to mid-cap segment of the U.S. equity universe.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2018, the Fund’s Institutional Shares returned 17.27%, Investor A Shares returned 17.03%, and Class K Shares returned 17.32%. The benchmark Russell 2500TM Index (the “Index”) returned 17.28% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2017, investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season. This backdrop pushed volatility to the lowest levels in recorded history, with the CBOE Volatility Index (which shows the market’s expectation of 30-day volatility) averaging a record low of 10.9 in the quarter.

Domestic rates moved modestly higher as investors’ balanced news on monetary, fiscal and geopolitical fronts. In the September Federal Open Market Committee (“FOMC”) announcement, the committee announced they would keep interest rates unchanged and initiate their balance sheet normalization in October.

Additionally, amid short-term, hurricane-related inflationary and economic growth pressures, the FOMC found inflation to remain somewhat below 2% in the near term, and expected it to stabilize around 2% by 2019. Real gross domestic product (“GDP”) growth was revised higher for 2017, from 2.2% to 2.4%. The ten-year U.S. Treasury yield ended the third quarter of 2017 two basis points higher at 2.33%.

The U.S. economy continued to demonstrate strength throughout the fourth quarter of 2017. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included nominal third quarter GDP surging 4.1% year over year, real GDP increasing 2.3% year over year, and broad aggregate S&P 500® earnings growth was 6.6%.

In the beginning of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and information technology names. However, as the first quarter of 2018 progressed, a combination of economic over-heating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets.

From a sector standpoint, technology and consumer discretionary stocks outperformed, due to their impressive early-quarter runs. Later in the first quarter of 2018, negative headlines regarding Facebook’s usage of user data, FAANMG regulation (regulation that was considered after the breach of consumer data by Facebook), and artificial intelligence weighed on the sector. Although the first quarter was plagued with volatility, the defensive sectors of telecommunications and consumer staples were the worst performing in the S&P 500® Index.

Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter of 2018. The unemployment rate remained at multi-decade lows, consumer confidence was high by historical standards, and both the Institute for Supply Management Index manufacturing and non-manufacturing components accelerated. This supported the Fed’s decision to increase interest rates in March and to revise higher their rate hike expectations for 2019. The combination of increased interest rate expectations, a strong economic backdrop, in addition to technical issues regarding the deficit, drove selling in U.S. Treasuries. The ten-year U.S. Treasury yield increased by 0.33% in the first quarter of 2018 to 2.75%.

Despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism in the second quarter of 2018, investors found confidence in strong U.S. economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic reports throughout the second quarter of 2018 also indicated strong economic conditions. Additionally, the core personal consumption expenditure hit the Fed’s target rate of 2%, supporting their decision to raise rates in June. The Fed has also signaled the likelihood of two additional hikes this year. The average level of the CBOE Volatility Index was 15.3 in the second quarter, lower than the 17.4 experienced in the first quarter of 2018.

From a sector standpoint, energy outperformed as a prolonged period of higher crude oil prices increased the attractiveness of energy company shares. In addition to the fact that West Texas Intermediate crude appreciated throughout the second quarter of 2018 and reached $77 per barrel in June, the exercising of cost discipline by U.S. producers, evident from low levels of capital expenditure from first quarter earnings reports, was supportive for investor sentiment given uncertainty over OPEC production plans.

Elsewhere, financials underperformed all other sectors, led lower by shares of diversified financial services companies. While deregulation provided a tailwind for regional banks, investor sentiment on the broader sector was fraught by the narrowing term structure of the U.S. Treasury curve, uncertainty ahead of the Comprehensive Capital Analysis and Review stress tests (an annual exercise by the Fed to assess the largest bank holding companies operating in the United States), and global protectionism.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	iShares Russell Small/Mid-Cap Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(c)	The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Russell 2500™ Index.
(d)

An index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

Performance Summary for the Period Ended July 31, 2018

		Average Annual Total Returns (a)
	6 Month Total Returns	1 Year	Since Inception (b)
Institutional	4.37%	17.27%	11.88%
Investor A	4.17	17.03	11.63
Class K	4.39	17.32	11.92
Russell 2500™ Index	4.31	17.28	11.80

(a)	See “About Fund Performance” on page 16 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on August 13, 2015.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (02/01/2018)	Ending Account Value (07/31/2018)	Expenses Paid During the Period (e)	Beginning Account Value (02/01/2018)	Ending Account Value (07/31/2018)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$1,043.70	$0.61	$1,000.00	$1,024.20	$0.60	0.12%
Investor A	1,000.00	1,041.70	1.82	1,000.00	1,023.01	1.81	0.36
Class K	1,000.00	1,043.90	0.35	1,000.00	1,024.45	0.35	0.07

(e)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(f)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	11

Fund Summary as of July 31, 2018	iShares Total U.S. Stock Market Index Fund

Investment Objective

iShares Total U.S. Stock Market Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of a broad-based index composed of U.S. equities.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2018, the Fund’s Institutional Shares returned 16.21%, Investor A Shares returned 15.87%, and Class K Shares returned 16.26%. The benchmark Russell 3000® Index (the “Index”) returned 16.39% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2017, investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season. This backdrop pushed volatility to the lowest levels in recorded history, with the CBOE Volatility Index (which shows the market’s expectation of 30-day volatility) averaging a record low of 10.9 in the quarter.

Domestic rates moved modestly higher as investors’ balanced news on monetary, fiscal and geopolitical fronts. In the September Federal Open Market Committee (“FOMC”) announcement, the committee announced they would keep interest rates unchanged and initiate their balance sheet normalization in October.

Additionally, amid short-term, hurricane-related inflationary and economic growth pressures, the FOMC found inflation to remain somewhat below 2% in the near term, and expected it to stabilize around 2% by 2019. Real gross domestic product (“GDP”) growth was revised higher for 2017, from 2.2% to 2.4%. The ten-year U.S. Treasury yield ended the third quarter of 2017 two basis points higher at 2.33%.

The U.S. economy continued to demonstrate strength throughout the fourth quarter of 2017. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included nominal third quarter GDP surging 4.1% year over year, real GDP increasing 2.3% year over year, and broad aggregate S&P 500® earnings growth was 6.6%.

In the beginning of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and information technology names. However, as the first quarter of 2018 progressed, a combination of economic over-heating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets.

From a sector standpoint, technology and consumer discretionary stocks outperformed, due to their impressive early-quarter runs. Later in the first quarter of 2018, negative headlines regarding Facebook’s usage of user data, FAANMG regulation (regulation that was considered after the breach of consumer data by Facebook), and artificial intelligence weighed on the sector. Although the first quarter was plagued with volatility, the defensive sectors of telecommunications and consumer staples were the worst performing in the S&P 500® Index.

Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter of 2018. The unemployment rate remained at multi-decade lows, consumer confidence was high by historical standards, and both the Institute for Supply Management Index manufacturing and non-manufacturing components accelerated. This supported the Fed’s decision to increase interest rates in March and to revise higher their rate hike expectations for 2019. The combination of increased interest rate expectations, a strong economic backdrop, in addition to technical issues regarding the deficit, drove selling in U.S. Treasuries. The ten-year U.S. Treasury yield increased by 0.33% in the first quarter of 2018 to 2.75%.

Despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism in the second quarter of 2018, investors found confidence in strong U.S. economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic reports throughout the second quarter of 2018 also indicated strong economic conditions. Additionally, the core personal consumption expenditure hit the Fed’s target rate of 2%, supporting their decision to raise rates in June. The Fed has also signaled the likelihood of two additional hikes this year. The average level of the CBOE Volatility Index was 15.3 in the second quarter, lower than the 17.4 experienced in the first quarter of 2018.

From a sector standpoint, energy outperformed as a prolonged period of higher crude oil prices increased the attractiveness of energy company shares. In addition to the fact that West Texas Intermediate crude appreciated throughout the second quarter of 2018 and reached $77 per barrel in June, the exercising of cost discipline by U.S. producers, evident from low levels of capital expenditure from first quarter earnings reports, was supportive for investor sentiment given uncertainty over OPEC production plans.

Elsewhere, financials underperformed all other sectors, led lower by shares of diversified financial services companies. While deregulation provided a tailwind for regional banks, investor sentiment on the broader sector was fraught by the narrowing term structure of the U.S. Treasury curve, uncertainty ahead of the Comprehensive Capital Analysis and Review stress tests (an annual exercise by the Fed to assess the largest bank holding companies operating in the United States), and global protectionism.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	iShares Total U.S. Stock Market Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(c)	The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Russell 3000® Index.
(d)	An index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Performance Summary for the Period Ended July 31, 2018

		Average Annual Total Returns (a)
	6 Month Total Returns	1 Year	Since Inception (b)
Institutional	1.23%	16.21%	12.70%
Investor A	1.03	15.87	12.42
Class K	1.25	16.26	12.74
Russell 3000® Index	1.30	16.39	12.72

(a)	See “About Fund Performance” on page 16 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on August 13, 2015.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (02/01/2018)	Ending Account Value (07/31/2018)	Expenses Paid During the Period (e)	Beginning Account Value (02/01/2018)	Ending Account Value (07/31/2018)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$1,012.30	$0.40	$1,000.00	$1,024.40	$0.40	0.08%
Investor A	1,000.00	1,010.30	1.60	1,000.00	1,023.21	1.61	0.32
Class K	1,000.00	1,012.50	0.15	1,000.00	1,024.65	0.15	0.03

(e)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(f)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	13

Portfolio Information  as of July 31, 2018

iShares MSCI Asia ex Japan Index Fund

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
iShares MSCI India ETF	8%
Tencent Holdings Ltd.	5
Alibaba Group Holding Ltd. — ADR	5
Samsung Electronics Co. Ltd.	4
Taiwan Semiconductor Manufacturing Co. Ltd.	4
AIA Group Ltd.	2
China Construction Bank Corp., Class H	2
Baidu, Inc. — ADR	1
China Mobile Ltd.	1
Industrial & Commercial Bank of China Ltd., Class H	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
China	31%
South Korea	16
Hong Kong	14
Taiwan	13
United States	8
Singapore	4
Malaysia	3
India	3
Thailand	3
Indonesia	2
Philippines	1
Other(a)	—
Short-Term Securities	3
Liabilities in Excess of Other Assets	(1)

(a)	Other includes a 1% or less investment in each of the following countries: Switzerland and Pakistan.

iShares MSCI Developed World Index Fund

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Apple, Inc.	2%
Microsoft Corp.	2
Alphabet, Inc.	2
Amazon.com, Inc.	2
Facebook, Inc.	1
JPMorgan Chase & Co.	1
Johnson & Johnson	1
Exxon Mobil Corp.	1
Bank of America Corp.	1
Wells Fargo & Co.	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets (a)
United States	60%
Japan	8
United Kingdom	6
France	4
Canada	4
Germany	3
Switzerland	3
Australia	3
Netherlands	2
Hong Kong	1
Spain	1
Other(a)	5
Short-Term Securities	1
Liabilities in Excess of Other Assets	(1)

(a)

Other includes a 1% or less investment in each of the following countries: Sweden, Singapore, Italy, Denmark, Ireland, Belgium, Finland, Norway, Israel, Austria, Luxembourg, New Zealand, Portugal, Argentina, Bermuda, Mexico, China, United Arab Emirates and Isle of Man.

iShares Russell Mid-Cap Index Fund*

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	18%
Industrials	14
Consumer Discretionary	14
Financials	13
Health Care	9
Real Estate	8
Utilities	6
Materials	5
Energy	5
Consumer Staples	4
Short-Term Securities	4
Investment Companies	1
Telecommunication Services	1
Liabilities in Excess of Other Assets	(2)

*	Ten largest holdings have not been included as the Fund does not hold any position in excess of 1% of Net Assets.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Portfolio Information  as of July 31, 2018 (continued)

iShares Russell Small/Mid-Cap Index Fund*

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	16%
Financials	16
Industrials	15
Consumer Discretionary	13
Health Care	12
Real Estate	9
Materials	6
Energy	5
Utilities	3
Consumer Staples	3
Investment Companies	1
Telecommunication Services	1
Short-Term Securities	10
Liabilities in Excess of Other Assets	(10)

*	Ten largest holdings have not been included as the Fund does not hold any position in excess of 1% of Net Assets.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

iShares Total U.S. Stock Market Index Fund

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Apple, Inc.	3%
Microsoft Corp.	3
Alphabet, Inc.	3
Amazon.com, Inc.	2
Facebook, Inc.	1
JPMorgan Chase & Co.	1
Berkshire Hathaway, Inc.	1
Johnson & Johnson	1
Exxon Mobil Corp.	1
Bank of America Corp.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	24%
Financials	14
Health Care	14
Consumer Discretionary	13
Industrials	10
Consumer Staples	6
Energy	6
Real Estate	4
Materials	3
Utilities	3
Telecommunication Services	2
Investment Companies	1
Short-Term Securities	2
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

PORTFOLIO INFORMATION	15

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance for iShares MSCI Asia ex Japan Index Fund and iShare MSCI Developed World Index Fund shown prior to the November 30, 2015 inception date is that of Institutional Shares of each respective fund. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares (available only in iShares Russell Mid-Cap Index Fund, iShares Russell Small/Mid-Cap Index Fund and iShares Total U.S. Stock Market Index Fund) are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to November 30, 2015, Investor A Shares of iShares Russell Mid-Cap Index Fund performance results are those of Institutional Shares restated to reflect Investor A Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2018 and held through July 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	iShares MSCI Asia ex Japan Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 96.9%

China — 31.5%
3SBio, Inc.(a)(b)	35,500	$75,740
51job, Inc. — ADR(a)(c)	677	62,128
58.com, Inc. — ADR(c)	2,359	158,666
AAC Technologies Holdings, Inc.	17,500	224,894
Agile Group Holdings Ltd.(a)	38,000	58,673
Agricultural Bank of China Ltd., Class A	20,600	11,042
Agricultural Bank of China Ltd., Class H	705,000	342,598
Air China Ltd., Class H	44,000	40,637
Alibaba Group Holding Ltd. — ADR(c)	27,898	5,223,343
Aluminum Corp. of China Ltd., Class H(c)	72,000	32,832
Angang Steel Co. Ltd., Class H	18,000	19,168
Anhui Conch Cement Co. Ltd., Class H	30,000	192,936
ANTA Sports Products Ltd.	26,000	132,788
Autohome, Inc. — ADR	1,519	146,963
AviChina Industry & Technology Co. Ltd., Class H	49,000	30,146
BAIC Motor Corp. Ltd., Class H(b)	41,000	34,077
Baidu, Inc. — ADR(c)	6,731	1,663,769
Bank of Beijing Co., Ltd., Class A	11,000	9,639
Bank of China Ltd., Class A	19,500	10,402
Bank of China Ltd., Class H	1,935,000	914,125
Bank of Communications Co. Ltd., Class A	12,300	10,420
Bank of Communications Co. Ltd., Class H	246,000	178,087
Baoshan Iron & Steel Co. Ltd., Class A	8,900	11,395
BBMG Corp., Class H	54,000	21,302
Beijing Capital International Airport Co. Ltd., Class H	40,000	45,561
Brilliance China Automotive Holdings Ltd.	72,000	94,260
Byd Co. Ltd., Class H(a)	15,000	85,212
BYD Electronic International Co. Ltd.	16,500	19,303
CAR, Inc.(c)	17,000	16,880
CGN Power Co. Ltd., Class H(b)	248,000	65,777
China Cinda Asset Management Co. Ltd., Class H	231,000	64,921
China CITIC Bank Corp. Ltd., Class H	237,000	152,539
China Coal Energy Co. Ltd., Class H	48,000	20,165
China Communications Construction Co. Ltd., Class H	98,000	108,560
China Communications Services Corp. Ltd., Class H	56,000	35,502
China Conch Venture Holdings Ltd.	38,500	145,240
China Construction Bank Corp., Class H	2,344,000	2,143,078
China Eastern Airlines Corp. Ltd., Class H	32,000	20,005
China Everbright Bank Co. Ltd., Class A	18,600	10,059
China Everbright Bank Co. Ltd., Class H	95,000	41,786
China Evergrande Group(a)(c)	79,000	219,242
China Galaxy Securities Co. Ltd., Class H	79,500	41,219
China Huarong Asset Management Co. Ltd., Class H(b)	238,983	60,961
China Huishan Dairy Holdings Co. Ltd.(c)	144,000	2,752
China International Capital Corp. Ltd., Class H(b)	24,000	41,407
China International Marine Containers Group Co. Ltd., Class H	10,000	11,495
China International Travel Service Corp. Ltd., Class A	1,200	12,408
China Life Insurance Co. Ltd., Class H	178,000	447,291
China Literature Ltd.(a)(b)(c)	4,200	35,216
China Longyuan Power Group Corp. Ltd., Class H	76,000	70,790
China Medical System Holdings Ltd.	33,000	56,511
China Mengniu Dairy Co. Ltd.(c)	66,000	204,818
China Merchants Bank Co. Ltd., Class A	3,600	15,089
China Merchants Bank Co. Ltd., Class H	96,500	378,499
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	3,469	9,740
China Minsheng Banking Corp. Ltd., Class A	11,520	10,316
China Minsheng Banking Corp. Ltd., Class H	182,400	135,620
China Molybdenum Co., Ltd., Class H	75,000	38,418
China National Building Material Co. Ltd., Class H	94,000	102,333
China Oilfield Services Ltd., Class H	42,000	38,407

Security	Shares	Value
China (continued)
China Overseas Land & Investment Ltd.	92,000	$289,839
China Pacific Insurance Group Co. Ltd., Class A	2,300	11,619
China Pacific Insurance Group Co. Ltd., Class H	63,800	249,635
China Petroleum & Chemical Corp., Class A	10,800	10,741
China Petroleum & Chemical Corp., Class H	602,000	578,668
China Railway Construction Corp. Ltd., Class H	37,500	45,300
China Railway Group Ltd., Class H	84,000	72,971
China Railway Signal & Communication Corp. Ltd., Class H(b)	34,000	24,137
China Reinsurance Group Corp., Class H	131,000	27,397
China Resources Cement Holdings Ltd.	56,000	64,020
China Resources Gas Group Ltd.	24,000	113,910
China Resources Land Ltd.	66,000	242,002
China Resources Pharmaceutical Group Ltd.(b)	46,000	66,928
China Shenhua Energy Co. Ltd., Class H	79,500	180,253
China Shipping Development Co. Ltd., Class H(c)	87,000	13,885
China Southern Airlines Co. Ltd., Class H	46,000	32,285
China State Construction Engineering Corp. Ltd., Class A	12,180	10,407
China Telecom Corp. Ltd., Class H	322,000	152,291
China Unicom Hong Kong Ltd.	146,000	180,276
China Vanke Co. Ltd., Class A	2,800	9,625
China Vanke Co. Ltd., Class H	28,400	90,928
China Yangtze Power Co. Ltd., Class A	4,400	10,899
China Zhongwang Holdings Ltd.	38,000	18,622
Chong Sing Holdings FinTech Gr(a)(c)	392,000	29,942
Chongqing Changan Automobile Co. Ltd., Class B	16,800	14,676
Chongqing Rural Commercial Bank, Co. Ltd., Class H	71,000	43,500
CIFI Holdings Group Co., Ltd.	82,000	53,568
CITIC Securities Co. Ltd., Class A	3,900	9,695
CITIC Securities Co. Ltd., Class H	55,500	111,270
CNOOC Ltd.	429,000	718,724
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	28,000	12,186
COSCO SHIPPING Holdings Co. Ltd., Class H(c)	57,500	24,097
Country Garden Holdings Co. Ltd.	179,000	278,950
CRRC Corp. Ltd., Class A	7,900	9,746
CRRC Corp. Ltd., Class H	93,000	81,782
CSPC Pharmaceutical Group Ltd.	118,000	309,346
Ctrip.com International Ltd. — ADR(c)	9,605	395,246
Dali Foods Group Co. Ltd.(b)	47,500	39,825
Datang International Power Generation Co. Ltd., Class H	72,000	20,862
Dongfeng Motor Group Co. Ltd., Class H	62,000	62,336
ENN Energy Holdings Ltd.	20,000	203,354
Fang Holdings Ltd., ADR(c)	7,284	23,600
Far East Horizon Ltd.	56,000	53,927
Foshan Haitian Flavouring & Food Co. Ltd., Class A	1,100	11,470
Fosun International Ltd.	60,500	110,924
Future Land Development Holdings Ltd.(c)	48,000	43,300
Fuyao Glass Industry Group Co. Ltd., Class H(b)	11,600	42,081
GDS Holdings Ltd. — ADR(a)(c)	1,626	35,496
Geely Automobile Holdings Ltd.	117,000	268,335
Genscript Biotech Corp.(c)	18,000	44,185
GF Securities Co. Ltd., Class H	35,200	49,402
Great Wall Motor Co. Ltd., Class H(a)	71,000	51,179
Gree Electric Appliances, Inc. of Zhuhai(c)	1,600	10,419
Greentown China Holdings Ltd.	20,500	24,193
Guangzhou Automobile Group Co. Ltd., Class H	70,000	65,891
Guangzhou R&F Properties Co. Ltd., Class H	23,200	41,769
Guotai Junan Securities Co. Ltd., Class H(b)	13,800	28,629
Haitian International Holdings Ltd.	14,000	32,998
Haitong Securities Co. Ltd., Class H	80,800	81,777
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	2,400	12,221
Hengan International Group Co. Ltd.	18,000	160,343
HengTen Networks Group Ltd.(c)	540,000	17,239
Huadian Power International Corp. Ltd., Class H	38,000	17,859

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2018	iShares MSCI Asia ex Japan Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
China (continued)
Huaneng Power International, Inc., Class H	102,000	$76,845
Huaneng Renewables Corp. Ltd., Class H	118,000	43,907
Huatai Securities Co. Ltd., Class H(b)(c)	40,000	63,169
Huazhu Group Ltd., ADR	3,294	131,793
Hundsun Technologies, Inc., Class A	1,600	12,078
Industrial & Commercial Bank of China Ltd., Class A	12,300	10,230
Industrial & Commercial Bank of China Ltd., Class H	1,693,000	1,258,176
Industrial Bank Co. Ltd., Class A	4,600	10,478
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	2,800	10,915
Inner Mongolia Yitai Coal Co. Ltd., Class B	18,500	24,387
JD.com, Inc. — ADR(c)	17,422	624,753
Jiangsu Expressway Co. Ltd., Class H	18,000	21,896
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	600	11,327
Jiangxi Copper Co. Ltd., Class H	30,000	37,955
Jiayuan International Group Ltd.	24,000	46,650
Kaisa Group Holdings Ltd.	54,000	21,894
Kingdee International Software Group Co. Ltd.	54,000	60,019
Kingsoft Corp. Ltd.	19,000	46,216
Kunlun Energy Co. Ltd.	72,000	62,285
Kweichow Moutai Co. Ltd., Class A	300	32,086
KWG Property Holding Ltd.	28,000	32,017
Legend Holdings Corp., Class H(b)	8,500	25,402
Lenovo Group Ltd.	174,000	96,765
Logan Property Holdings Co. Ltd.	26,000	32,749
Longfor Properties Co. Ltd.	35,500	100,154
Luye Pharma Group Ltd.(a)	27,500	26,786
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A	4,920	14,168
Meitu, Inc.(b)(c)	30,000	23,205
Metallurgical Corp. of China Ltd., Class H	67,000	19,661
Midea Group Co. Ltd., Class A	1,400	9,813
Minth Group Ltd.(a)	18,000	67,918
Momo, Inc., ADR(c)	2,856	117,153
NetEase, Inc. — ADR	1,884	486,072
New China Life Insurance Co. Ltd., Class H	19,800	91,409
New Oriental Education & Technology Group, Inc. — ADR	3,413	293,654
Noah Holdings Ltd., ADR(a)(c)	709	36,202
People’s Insurance Co. Group of China Ltd., Class H	171,000	76,562
PetroChina Co. Ltd., Class H	492,000	374,680
PICC Property & Casualty Co. Ltd., Class H	165,000	186,440
Ping An Bank Co. Ltd., Class A	7,100	9,867
Ping An Insurance Group Co. of China Ltd., Class H	125,500	1,168,314
Ping An Insurance Group Co. of China, Ltd., Class A	1,900	17,258
Poly Real Estate Group Co. Ltd., Class A	5,900	10,572
Postal Savings Bank of China Co. Ltd., Class H(b)	64,000	43,023
SAIC Motor Corp., Ltd., Class A	2,200	10,335
Semiconductor Manufacturing International Corp.(c)	72,800	88,286
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	48,000	36,736
Shanghai Electric Group Co. Ltd., Class H	10,000	3,355
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	11,500	55,012
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	27,880	38,925
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	21,000	55,759
Shanghai Pudong Development Bank Co. Ltd., Class A	6,800	10,178
Shenzhen International Holdings Ltd.	21,000	38,787
Shenzhou International Group Holdings Ltd.	18,000	221,046
Shui On Land Ltd.	84,000	19,640
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	2,700	11,690
Sihuan Pharmaceutical Holdings Group Ltd.	97,000	20,931
SINA Corp.(c)	1,362	109,614
Sino Biopharmaceutical Ltd.	169,500	232,151
Sino-Ocean Group Holding Ltd.	72,000	40,724
Sinopec Engineering Group Co. Ltd., Class H	30,500	31,073
Sinopec Shanghai Petrochemical Co. Ltd., Class H	80,000	48,103
Sinopharm Group Co. Ltd., Class H	28,800	121,819

Security	Shares	Value
China (continued)
Sinotrans Ltd., Class H	47,000	$21,794
SOHO China Ltd.	54,500	25,668
Sunac China Holdings Ltd.(a)	58,000	189,650
Suning.com Co. Ltd., Class A	4,900	9,557
Sunny Optical Technology Group Co. Ltd.	17,100	283,631
TAL Education Group — ADR(c)	8,082	258,543
Tencent Holdings Ltd.	137,600	6,262,777
Tingyi Cayman Islands Holding Corp.	48,000	110,933
Tong Ren Tang Technologies Co. Ltd., Class H	22,000	32,483
Towngas China Co. Ltd.(c)	23,000	22,867
TravelSky Technology Ltd.,Class H	22,000	62,712
Tsingtao Brewery Co. Ltd., Class H	10,000	53,550
Uni-President China Holdings Ltd.	36,000	41,686
Vipshop Holdings Ltd. — ADR(a)(c)	10,848	104,683
Want Want China Holdings Ltd.	123,000	101,939
Weibo Corp. — ADR(c)	1,120	92,680
Weichai Power Co. Ltd., Class H	46,000	56,278
Wuliangye Yibin Co. Ltd., Class A	1,000	10,645
Wuxi Biologics Cayman, Inc.(b)(c)	12,000	122,268
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	7,000	8,942
Xinyi Solar Holdings Ltd.	88,000	26,250
Yanzhou Coal Mining Co. Ltd., Class H	44,000	54,965
Yuzhou Properties Co. Ltd.	39,000	22,097
YY, Inc. — ADR(c)	1,176	109,638
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	1,600	27,149
Zhaojin Mining Industry Co. Ltd., Class H	43,500	35,123
Zhejiang Expressway Co. Ltd., Class H	32,000	27,179
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	3,800	17,461
Zhongjin Gold Corp. Ltd., Class A	9,700	9,969
Zhongsheng Group Holdings Ltd.	14,500	33,081
Zhuzhou CRRC Times Electric Co. Ltd., Class H	12,300	73,891
Zijin Mining Group Co. Ltd., Class H	154,000	57,094
ZTE Corp., Class H(c)	17,400	29,839

		36,308,219
Hong Kong — 14.2%
AIA Group Ltd.	294,400	2,577,046
Alibaba Health Information Technology Ltd.(c)	94,000	96,569
Alibaba Pictures Group Ltd.(a)(c)	320,000	37,979
ASM Pacific Technology Ltd.	7,600	91,456
Bank of East Asia Ltd.	35,000	139,291
Beijing Enterprises Holdings Ltd.	10,500	51,227
Beijing Enterprises Water Group Ltd.(a)(c)	130,000	71,073
BOC Hong Kong Holdings Ltd.	93,000	451,372
China Agri-Industries Holdings Ltd.	49,000	19,453
China Everbright International Ltd.	60,000	73,205
China Everbright Ltd.	22,000	38,888
China First Capital Group Ltd.(c)	72,000	46,719
China Gas Holdings Ltd.	42,000	170,381
China Jinmao Holdings Group Ltd.	126,000	60,819
China Merchants Port Holdings Co. Ltd.	29,853	61,901
China Mobile Ltd.	149,500	1,350,495
China Power International Development Ltd.	102,000	25,368
China Resources Beer Holdings Co. Ltd.	40,000	180,243
China Resources Power Holdings Co. Ltd.	44,000	84,993
China State Construction International Holdings Ltd.	44,000	52,457
China Taiping Insurance Holdings Co. Ltd.	39,600	135,886
China Traditional Chinese Medicine Holdings Co. Ltd.(a)	66,000	48,688
China Travel International Investment Hong Kong Ltd.	50,000	20,111
CITIC Ltd.	137,000	194,195
CK Asset Holdings Ltd.	61,000	467,167
CK Hutchison Holdings Ltd.	64,000	696,620
CK Infrastructure Holdings Ltd.	15,000	111,349
CLP Holdings Ltd.	39,000	445,806
COSCO SHIPPING Ports Ltd.	36,000	33,858

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares MSCI Asia ex Japan Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Hong Kong (continued)
Dairy Farm International Holdings Ltd.	8,100	$66,179
Fullshare Holdings Ltd.(a)(c)	65,000	28,653
Galaxy Entertainment Group Ltd.	57,000	459,228
GCL-Poly Energy Holdings Ltd.(c)	333,000	29,361
GOME Retail Holdings Ltd.(a)(c)	222,000	23,559
Guangdong Investment Ltd.	80,000	137,921
Haier Electronics Group Co. Ltd.(c)	31,000	90,661
Hang Lung Group Ltd.	19,000	56,220
Hang Lung Properties Ltd.	47,000	98,819
Hang Seng Bank Ltd.	19,500	531,418
Henderson Land Development Co. Ltd.	31,405	175,414
HK Electric Investments & HK Electric Investments Ltd.(b)	83,000	84,808
HKT Trust & HKT Ltd.(d)	95,000	126,975
Hong Kong & China Gas Co. Ltd.	239,154	488,344
Hong Kong Exchanges & Clearing Ltd.	27,771	823,008
Hongkong Land Holdings Ltd.	27,600	200,985
Hysan Development Co. Ltd.	17,000	93,206
Jardine Matheson Holdings Ltd.	5,200	352,086
Jardine Strategic Holdings Ltd.	5,300	211,723
Kerry Properties Ltd.	15,000	76,091
Kingboard Chemical Holdings Ltd.	15,500	54,241
Kingboard Laminates Holdings Ltd.	24,500	29,403
Lee & Man Paper Manufacturing Ltd.	39,000	38,001
Li & Fung Ltd.(a)	148,000	50,188
Link REIT	52,000	515,949
Melco Resorts & Entertainment Ltd. — ADR	6,006	155,315
MGM China Holdings Ltd.	23,600	50,900
MMG Ltd.(c)	48,000	29,449
MTR Corp. Ltd.	35,500	199,255
New World Development Co. Ltd.	141,000	201,052
Nine Dragons Paper Holdings Ltd.	40,000	49,613
NWS Holdings Ltd.	33,321	60,228
PCCW Ltd.	118,000	68,909
Power Assets Holdings Ltd.	32,500	229,930
Sands China Ltd.	58,000	299,672
Shanghai Industrial Holdings Ltd.	10,000	23,344
Shangri-La Asia Ltd.	30,000	49,234
Shenzhen Investment Ltd.	78,000	28,148
Shimao Property Holdings Ltd.	28,500	81,055
Sino Land Co. Ltd.	80,000	137,534
Sinotruk Hong Kong Ltd.	16,000	22,629
SJM Holdings Ltd.	58,000	70,631
Skyworth Digital Holdings Ltd.	42,000	16,451
SSY Group Ltd.	42,000	40,145
Sun Art Retail Group Ltd.	58,500	74,782
Sun Hung Kai Properties Ltd.	36,000	564,578
Swire Pacific Ltd., Class A	11,000	119,468
Swire Properties Ltd.	27,200	107,123
Techtronic Industries Co. Ltd.	34,000	189,616
WH Group Ltd.(b)	213,000	171,489
Wharf Holdings Ltd.	29,000	96,009
Wharf Real Estate Investment Co. Ltd.	29,000	211,256
Wheelock & Co. Ltd.	19,000	134,888
Wynn Macau Ltd.	38,000	112,228
Yue Yuen Industrial Holdings Ltd.	18,500	49,778
Yuexiu Property Co. Ltd.	158,000	30,051

		16,351,816
India — 2.6%
Axis Bank Ltd. — GDR(c)	6,150	245,616
Dr. Reddy’s Laboratories Ltd. — ADR	4,905	153,183
GAIL India Ltd. — GDR	8,632	293,558
ICICI Bank Ltd. — ADR(c)	23,443	207,002
Infosys Ltd. — ADR	13,542	273,277
Larsen & Toubro Ltd. — GDR	14,045	263,620

Security	Shares	Value
India (continued)
Mahindra & Mahindra Ltd., — GDR	17,624	$242,330
Reliance Industries Ltd., — GDR(b)	16,601	567,754
State Bank of India — GDR(c)	5,605	238,493
Tata Motors Ltd. — ADR(c)	6,074	110,547
Vedanta Ltd. — ADR	14,305	184,677
Wipro Ltd. — ADR(a)	54,380	275,163

		3,055,220
Indonesia — 2.2%
Adaro Energy Tbk PT	322,400	42,658
AKR Corporindo Tbk PT	35,900	10,500
Astra International Tbk PT	460,500	228,464
Bank Central Asia Tbk PT	248,600	401,283
Bank Danamon Indonesia Tbk PT	87,000	39,719
Bank Mandiri Persero Tbk PT	477,400	220,415
Bank Negara Indonesia Persero Tbk PT	193,900	99,710
Bank Rakyat Indonesia Persero Tbk PT	1,383,200	294,703
Bank Tabungan Negara Persero Tbk PT	131,800	21,586
Bumi Serpong Damai Tbk PT(c)	236,700	22,220
Charoen Pokphand Indonesia Tbk PT	173,300	54,374
Gudang Garam Tbk PT	11,100	57,901
Hanjaya Mandala Sampoerna Tbk PT	227,700	60,738
Indah Kiat Pulp & Paper Corp. Tbk PT	65,500	87,291
Indocement Tunggal Prakarsa Tbk PT	42,400	41,608
Indofood CBP Sukses Makmur Tbk PT	78,200	47,355
Indofood Sukses Makmur Tbk PT	120,500	53,105
Jasa Marga Persero Tbk PT	60,299	19,634
Kalbe Farma Tbk PT	596,100	53,577
Matahari Department Store Tbk PT	56,100	31,292
Pakuwon Jati Tbk PT	289,800	10,361
Perusahaan Gas Negara Persero Tbk PT	252,200	29,787
Semen Indonesia Persero Tbk PT	67,100	35,406
Surya Citra Media Tbk PT	150,000	21,361
Telekomunikasi Indonesia Persero Tbk PT	1,183,900	293,570
Tower Bersama Infrastructure Tbk PT	51,300	18,694
Unilever Indonesia Tbk PT	43,400	130,259
United Tractors Tbk PT	37,500	91,871
Waskita Karya Persero Tbk PT	106,200	15,642

		2,535,084
Malaysia — 2.7%
AirAsia Group Bhd	17,000	14,922
Alliance Bank Malaysia Bhd	34,700	34,327
AMMB Holdings Bhd	48,000	47,538
Astro Malaysia Holdings Bhd	45,200	20,348
Axiata Group Bhd	64,800	70,196
British American Tobacco Malaysia Bhd	4,100	34,575
CIMB Group Holdings Bhd	120,800	173,942
Dialog Group Bhd	90,800	74,302
DiGi.Com Bhd	75,000	84,045
FGV Holdings Bhd	17,800	7,594
Gamuda Bhd	31,100	29,649
Genting Bhd	52,000	112,024
Genting Malaysia Bhd	68,400	85,266
Genting Plantations Bhd	4,100	9,431
HAP Seng Consolidated Bhd	11,100	26,797
Hartalega Holdings Bhd	32,600	49,396
Hong Leong Bank Bhd	20,900	98,309
Hong Leong Financial Group Bhd	9,800	43,631
IHH Healthcare Bhd	46,100	67,100
IJM Corp. Bhd	58,200	28,102
IOI Corp. Bhd	56,000	63,750
IOI Properties Group Bhd	37,300	17,461
Kuala Lumpur Kepong Bhd	10,600	64,565
Malayan Banking Bhd	119,000	287,506

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2018	iShares MSCI Asia ex Japan Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Malaysia (continued)
Malaysia Airports Holdings Bhd	8,400	$19,140
Maxis Bhd	49,300	70,347
MISC Bhd	26,200	43,115
Nestle Malaysia Bhd	1,900	68,989
Petronas Chemicals Group Bhd	52,700	115,903
Petronas Dagangan Bhd	4,500	29,932
Petronas Gas Bhd	15,100	69,672
PPB Group Bhd	11,640	47,247
Press Metal Aluminium Holdings Bhd	22,300	26,296
Public Bank Bhd	75,600	447,804
RHB Capital Bhd	30,800	41,262
Sime Darby Bhd	44,800	27,862
Sime Darby Plantation Bhd	58,000	75,038
Sime Darby Property Bhd	54,800	18,114
SP Setia Bhd Group	35,000	25,616
Telekom Malaysia Bhd	27,000	26,356
Tenaga Nasional Bhd	78,500	303,291
UMW Holdings Bhd	12,100	17,865
Westports Holdings Bhd	18,900	17,246
YTL Corp. Bhd	102,768	34,191

		3,070,062
Pakistan — 0.1%
Habib Bank Ltd.	14,000	20,074
Lucky Cement Ltd.	1,773	7,887
MCB Bank Ltd.	15,100	25,256
Oil & Gas Development Co. Ltd.	8,000	9,759
United Bank Ltd.	16,100	22,801

		85,777
Philippines — 1.1%
Aboitiz Equity Ventures, Inc.	40,380	43,859
Aboitiz Power Corp.	27,100	18,983
Alliance Global Group, Inc.(c)	78,200	17,553
Ayala Corp.	6,085	114,758
Ayala Land, Inc.	165,200	127,224
Bank of the Philippine Islands	29,905	55,286
BDO Unibank, Inc.	52,960	131,818
DMCI Holdings, Inc.	90,200	20,057
Globe Telecom, Inc.	760	26,261
GT Capital Holdings, Inc.	2,075	37,881
International Container Terminal Services, Inc.	14,600	24,468
JG Summit Holdings, Inc.	60,600	63,947
Jollibee Foods Corp.	10,160	51,687
Manila Electric Co.	4,560	32,628
Megaworld Corp.	262,000	22,918
Metro Pacific Investments Corp.	347,800	30,871
Metropolitan Bank & Trust Co.	22,793	31,669
PLDT, Inc.	2,060	51,678
Robinsons Land Corp.	55,939	20,651
Security Bank Corp.	7,170	27,407
SM Investments Corp.	5,525	99,020
SM Prime Holdings, Inc.	239,200	170,291
Universal Robina Corp.	20,600	49,674

		1,270,589
Singapore — 3.9%
Ascendas Real Estate Investment Trust	59,591	120,593
BOC Aviation Ltd.(b)	4,800	30,234
CapitaLand Commercial Trust	60,513	77,948
CapitaLand Ltd.	61,500	146,096
CapitaLand Mall Trust	69,600	110,634
City Developments Ltd.	9,800	72,235
ComfortDelGro Corp. Ltd.	57,800	99,909
DBS Group Holdings Ltd.	43,100	848,006
Genting Singapore Ltd.	144,900	136,241

Security	Shares	Value
Singapore (continued)
Golden Agri-Resources Ltd.	169,200	$34,854
Jardine Cycle & Carriage Ltd.	2,344	58,032
Keppel Corp. Ltd.	34,900	176,416
Oversea-Chinese Banking Corp. Ltd.	75,000	638,938
SATS Ltd.	16,200	61,854
Sembcorp Industries Ltd.	23,600	46,506
Singapore Airlines Ltd.	12,900	93,607
Singapore Exchange Ltd.	21,000	114,951
Singapore Press Holdings Ltd.	4,300	9,206
Singapore Technologies Engineering Ltd.	37,400	94,097
Singapore Telecommunications Ltd.	200,400	472,948
Suntec Real Estate Investment Trust	60,400	81,828
United Overseas Bank Ltd.	32,041	637,151
UOL Group Ltd.	12,100	63,889
Venture Corp. Ltd.	7,300	89,765
Wilmar International Ltd.	46,400	106,861
Yangzijiang Shipbuilding Holdings Ltd.	61,000	42,518

		4,465,317
South Korea — 15.0%
Amorepacific Corp.	792	189,508
Amorepacific Group	777	66,599
BGF retail Co. Ltd.	161	24,323
BNK Financial Group, Inc.	9,689	77,699
Celltrion Healthcare Co. Ltd.(c)	888	72,637
Celltrion, Inc.(c)	1,955	476,105
Cheil Worldwide, Inc.	1,753	31,698
CJ CheilJedang Corp.	257	77,761
CJ Corp.	431	54,178
CJ ENM Co. Ltd.	255	52,953
CJ Logistics Corp.(c)	161	21,773
Coway Co. Ltd.	1,426	119,572
Daelim Industrial Co. Ltd.	758	53,186
Daewoo Engineering & Construction Co. Ltd.(c)	568	2,889
DB Insurance Co. Ltd.	1,182	68,170
DGB Financial Group, Inc.	6,017	50,374
Dongsuh Cos., Inc.	569	12,978
Doosan Bobcat, Inc.	448	13,348
Doosan Heavy Industries & Construction Co. Ltd.(c)	248	3,345
E-MART Inc.	530	103,613
GS Engineering & Construction Corp.	1,113	45,247
GS Holdings Corp.	1,398	67,283
GS Retail Co. Ltd.	636	18,947
Hana Financial Group, Inc.	6,985	280,850
Hankook Tire Co. Ltd.	1,981	78,629
Hanmi Pharm Co. Ltd.	161	61,214
Hanmi Science Co. Ltd.	127	7,884
Hanon Systems	3,268	31,297
Hanssem Co. Ltd.	243	20,962
Hanwha Chemical Corp.	2,823	53,540
Hanwha Corp.	322	9,267
Hanwha Life Insurance Co. Ltd.	2,005	9,270
HDC Hyundai Development Co-Engineering & Construction, Class E(c)	899	46,210
HLB, Inc.(c)	746	45,392
Hotel Shilla Co. Ltd.	815	72,877
Hyundai Heavy Industries Holdings Co. Ltd.(c)	241	72,466
Hyundai Department Store Co. Ltd.	252	22,206
Hyundai Engineering & Construction Co. Ltd.	1,986	104,382
Hyundai Glovis Co. Ltd.	500	61,330
Hyundai Heavy Industries Co. Ltd.(c)	921	87,989
Hyundai Marine & Fire Insurance Co. Ltd.	694	22,760
Hyundai Mobis Co. Ltd.	1,659	338,180
Hyundai Motor Co.	3,735	432,861
Hyundai Steel Co.	2,009	96,824

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares MSCI Asia ex Japan Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
South Korea (continued)
Industrial Bank of Korea	8,002	$112,106
Kakao Corp.	1,135	114,445
Kangwon Land, Inc.	3,274	76,036
KB Financial Group, Inc.	9,374	450,547
KCC Corp.	45	13,643
KEPCO Plant Service & Engineering Co. Ltd.	641	19,759
Kia Motors Corp.	6,696	189,836
Korea Aerospace Industries Ltd.(c)	1,692	53,158
Korea Electric Power Corp.	6,058	180,017
Korea Gas Corp.(c)	548	28,558
Korea Investment Holdings Co. Ltd.	1,143	73,227
Korea Zinc Co. Ltd.	154	56,870
Korean Air Lines Co. Ltd.	451	11,811
KT Corp.	267	6,812
KT&G Corp.	2,963	292,685
Kumho Petrochemical Co. Ltd.	394	39,932
LG Chem Ltd.	1,127	379,036
LG Corp.	2,414	162,727
LG Display Co. Ltd.	5,863	111,152
LG Electronics, Inc.	2,510	168,240
LG Household & Health Care Ltd.	233	252,319
LG Innotek Co. Ltd.	374	54,639
Lotte Chemical Corp.	392	126,248
Lotte Corp.(c)	178	8,385
Lotte Shopping Co. Ltd.	292	53,850
Medy-Tox, Inc.	107	68,777
Mirae Asset Daewoo Co. Ltd.	10,090	73,719
NAVER Corp.	681	436,925
NCSoft Corp.	432	149,129
Netmarble Corp.(b)	644	83,540
NH Investment & Securities Co. Ltd.	4,718	55,048
OCI Co. Ltd.	439	38,972
Orion Corp.	590	70,415
Ottogi Corp.	37	29,199
Pan Ocean Co. Ltd.(c)	2,527	11,656
POSCO	1,899	558,905
Posco Daewoo Corp.	177	3,040
S-1 Corp.	369	28,599
S-Oil Corp.	1,156	121,418
Samsung Biologics Co. Ltd.(b)(c)	411	137,139
Samsung C&T Corp.	1,891	209,188
Samsung Card Co. Ltd.	1,571	49,757
Samsung Electro-Mechanics Co. Ltd.	1,400	192,713
Samsung Electronics Co. Ltd.	116,523	4,836,896
Samsung Engineering Co. Ltd.(c)	3,775	57,577
Samsung Fire & Marine Insurance Co. Ltd.	829	202,448
Samsung Heavy Industries Co. Ltd.(c)	9,648	56,048
Samsung Life Insurance Co. Ltd.	1,899	163,494
Samsung SDI Co. Ltd.	1,354	278,185
Samsung SDS Co. Ltd.	873	163,741
Samsung Securities Co. Ltd.	2,208	64,394
Shinhan Financial Group Co. Ltd.	10,072	392,902
Shinsegae Inc.	199	59,055
SillaJen, Inc.(c)	1,314	61,540
SK Holdings Co. Ltd.	812	191,404
SK Hynix, Inc.	14,068	1,087,321
SK Innovation Co. Ltd.	1,595	283,282
SK Telecom Co. Ltd.	561	125,378
ViroMed Co. Ltd.(c)	331	59,315
Woori Bank	13,003	196,539
Yuhan Corp.	233	46,504

		17,340,776
Taiwan — 13.3%
Acer, Inc.(c)	69,000	56,549

Security	Shares	Value
Taiwan (continued)
Advantech Co. Ltd.	7,599	$50,388
Airtac International Group	3,000	32,669
ASE Technology Holding Co. Ltd.	82,952	212,639
Asia Cement Corp.	55,000	73,462
Asustek Computer, Inc.	16,000	137,926
AU Optronics Corp.	206,000	89,155
Catcher Technology Co. Ltd.	16,000	197,081
Cathay Financial Holding Co. Ltd.	197,000	339,746
Chailease Holding Co. Ltd.	30,804	100,811
Chang Hwa Commercial Bank Ltd.	168,231	99,563
Cheng Shin Rubber Industry Co. Ltd.	41,000	63,410
Chicony Electronics Co. Ltd.	11,140	25,252
China Airlines Ltd.(c)	71,000	22,986
China Development Financial Holding Corp.	400,000	146,525
China Life Insurance Co. Ltd.	56,534	59,885
China Steel Corp.	304,000	248,513
Chunghwa Telecom Co. Ltd.	90,000	311,897
Compal Electronics, Inc.	87,000	54,135
CTBC Financial Holding Co. Ltd.	411,966	279,516
Delta Electronics, Inc.	45,000	156,890
E.Sun Financial Holding Co. Ltd.	278,396	194,291
Eclat Textile Co. Ltd.	5,080	58,532
Eva Airways Corp.	49,396	24,403
Evergreen Marine Corp. Taiwan Ltd.(c)	45,964	20,843
Far Eastern New Century Corp.	63,320	67,616
Far EasTone Telecommunications Co. Ltd.	38,000	90,189
Feng TAY Enterprise Co. Ltd.	8,307	47,875
First Financial Holding Co. Ltd.	278,032	191,250
Formosa Chemicals & Fibre Corp.	81,000	319,556
Formosa Petrochemical Corp.	30,000	118,240
Formosa Plastics Corp.	108,000	397,698
Formosa Taffeta Co. Ltd.	17,000	18,013
Foxconn Technology Co. Ltd.	17,090	42,474
Fubon Financial Holding Co. Ltd.	162,000	268,765
General Interface Solution Holding Ltd.	4,000	27,189
Giant Manufacturing Co. Ltd.	7,000	30,022
Globalwafers Co. Ltd.	6,000	101,570
Highwealth Construction Corp.	25,900	40,061
Hiwin Technologies Corp.	5,284	51,871
Hon Hai Precision Industry Co. Ltd.	396,800	1,088,414
Hotai Motor Co. Ltd.	6,000	52,244
HTC Corp.(c)	15,000	26,469
Hua Nan Financial Holdings Co. Ltd.	168,811	101,244
Innolux Corp.	204,000	76,832
Inventec Corp.	51,000	40,810
Largan Precision Co. Ltd.	2,450	412,545
Lite-On Technology Corp.	47,110	61,914
Macronix International(c)	44,000	61,356
MediaTek, Inc.	36,000	299,399
Mega Financial Holding Co. Ltd.	255,000	227,154
Micro-Star International Co. Ltd.	16,000	55,031
Nan Ya Plastics Corp.	125,000	347,336
Nanya Technology Corp.	26,000	66,893
Nien Made Enterprise Co. Ltd.	4,000	34,661
Novatek Microelectronics Corp.	16,000	77,481
Pegatron Corp.	45,000	100,249
Phison Electronics Corp.	4,000	33,243
Pou Chen Corp.	55,000	60,502
Powertech Technology, Inc.	18,000	51,005
President Chain Store Corp.	14,000	154,234
Quanta Computer, Inc.	62,000	107,322
Realtek Semiconductor Corp.	12,000	48,354
Ruentex Development Co. Ltd.	16,243	18,055
Ruentex Industries Ltd.	22,000	42,192

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2018	iShares MSCI Asia ex Japan Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Taiwan (continued)
Shin Kong Financial Holding Co. Ltd.	195,755	$74,364
SinoPac Financial Holdings Co. Ltd.	251,902	94,749
Standard Foods Corp.	11,969	23,168
Synnex Technology International Corp.	42,350	60,527
TaiMed Biologics, Inc.(c)	4,000	33,479
Taishin Financial Holding Co. Ltd.	222,542	109,189
Taiwan Business Bank	178,561	58,935
Taiwan Cement Corp.	94,600	121,733
Taiwan Cooperative Financial Holding Co. Ltd.	263,711	161,264
Taiwan High Speed Rail Corp.	45,000	36,565
Taiwan Mobile Co. Ltd.	39,000	134,473
Taiwan Semiconductor Manufacturing Co. Ltd.	596,000	4,765,441
Teco Electric and Machinery Co. Ltd.	33,000	24,124
Uni-President Enterprises Corp.	118,840	314,355
United Microelectronics Corp.	294,000	168,368
Vanguard International Semiconductor Corp.	23,000	58,813
Walsin Technology Corp.	8,000	91,108
Win Semiconductors Corp.	9,000	43,588
Winbond Electronics Corp.	72,000	47,040
Wistron Corp.	53,967	41,755
WPG Holdings Ltd.(c)	29,000	40,281
Yageo Corp.	5,990	153,326
Yuanta Financial Holding Co. Ltd.	251,865	116,183
Zhen Ding Technology Holding Ltd.	9,000	21,223

		15,308,446
Thailand — 2.5%
Advanced Info Service PCL — NVDR	27,200	165,153
Airports of Thailand PCL — NVDR	104,700	208,690
Bangkok Bank PCL, Foreign Registered Shares	9,100	56,932
Bangkok Dusit Medical Services PCL — NVDR	119,900	95,519
Bangkok Expressway & Metro PCL	185,500	46,596
Banpu PCL — NVDR	47,700	30,303
Berli Jucker PCL — NVDR	30,400	52,061
BTS Group Holdings PCL	53,500	15,216
BTS Group Holdings PCL — NVDR	81,100	23,053
Bumrungrad Hospital PCL — NVDR	8,800	48,034
Central Pattana PCL — NVDR	33,000	75,202
Charoen Pokphand Foods PCL — NVDR	79,900	65,490
CP ALL PCL — NVDR	126,800	286,057
Delta Electronics Thailand PCL — NVDR	11,600	24,319
Electricity Generating PCL — NVDR	3,300	22,909
Glow Energy PCL — NVDR	11,300	31,791
Home Product Center PCL — NVDR	102,100	45,207
Indorama Ventures PCL — NVDR	39,800	71,299
IRPC PCL — NVDR	233,700	45,345
Kasikornbank PCL — NVDR	7,100	46,354
Kasikornbank PCL, Foreign Registered Shares	28,100	190,168
Krung Thai Bank PCL — NVDR	24,600	14,064
Land & Houses PCL	50,000	18,034
Minor International PCL — NVDR	53,700	61,402
PTT Exploration & Production PCL — NVDR	34,300	142,410
PTT Global Chemical PCL — NVDR	54,800	134,893
PTT PCL — NVDR	253,000	389,842
Robinson PCL — NVDR	11,800	22,469
Siam Cement PCL — NVDR	3,300	44,461
Siam Cement PCL, Foreign Registered Shares	7,300	98,373
Siam Commercial Bank PCL — NVDR	49,700	209,298
Thai Oil PCL — NVDR	25,300	61,048
Thai Union Group PCL — NVDR	54,100	26,689
TMB Bank PCL — NVDR	433,400	29,997
True Corp. PCL — NVDR	247,773	46,554

		2,945,232

Security	Shares	Value
United States — 7.8%
iShares MSCI India ETF(g)	243,698	$8,682,960
Nexteer Automotive Group Ltd.	21,000	29,965
Yum China Holdings, Inc.	9,189	331,539

		9,044,464

Total Common Stocks — 96.9% (Cost — $109,281,741)		111,781,002

Preferred Stocks — 0.8%

South Korea — 0.8%
Amorepacific Corp., Preference Shares, 0.00%	193	24,679
Hyundai Motor Co., Preference Shares, 0.00%	607	44,364
Hyundai Motor Co., Second Preference Shares, 0.00%	931	73,083
LG Chem Ltd., Preference Shares, 0.00%	18	3,482
LG Household & Health Care Ltd. Preference Shares, 0.00%	57	33,944
Samsung Electronics Co. Ltd., Preference Shares, 0.00%	20,650	708,918

Total Preferred Stocks — 0.8% (Cost — $908,640)		888,470

Total Long-Term Investments — 97.7% (Cost — $110,190,381)		112,669,472

Short-Term Securities — 2.6%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.18%(e)(f)(g)	1,437,313	1,437,744
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.86%(f)(g)	1,595,482	1,595,482

Total Short-Term Securities — 2.6% (Cost — $3,032,926)		3,033,226

Total Investments — 100.3% (Cost — $113,223,307)		115,702,698
Liabilities in Excess of Other Assets — (0.3)%		(336,886)

Net Assets — 100.0%		$115,365,812

(a)	Security, or a portion of the security, is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(e)	Security was purchased with the cash collateral from loaned securities.
(f)	Annualized 7-day yield as of period end.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares MSCI Asia ex Japan Index Fund

(g)

During the year ended July 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 07/31/17	Shares Purchased		Shares Sold		Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,708,684	—		(271,371	)(b)	1,437,313	$1,437,744	$18,915	(c)	$(429)	$301
BlackRock Cash Funds: Treasury, SL Agency Shares	311,886	1,283,596	(d)	—		1,595,482	1,595,482	20,369		—	—
iShares MSCI India ETF	105,000	233,794		(95,096)		243,698	8,682,960	15,206		202,255	17,261

							$11,716,186	$54,490		$201,826	$17,562

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents net shares purchased.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
MSCI Emerging Markets E-Mini Index	49	09/21/18	$2,686	$77,358

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$77,358	$—	$—	$—	$77,358

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(28,875)	$—	$—	$—	$(28,875)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$19,797	$—	$—	$—	$19,797

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2018	iShares MSCI Asia ex Japan Index Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,438,966

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
China	$10,406,673	$25,901,546	$—	$36,308,219
Hong Kong	268,776	16,060,411	—	16,329,187
India	2,252,426	802,794	—	3,055,220
Indonesia	—	2,535,084	—	2,535,084
Malaysia	245,155	2,824,907	—	3,070,062
Pakistan	68,131	17,646	—	85,777
Philippines	87,265	1,183,324	—	1,270,589
Singapore	136,241	4,329,076	—	4,465,317
South Korea	511,388	16,829,388	—	17,340,776
Switzerland	—	22,629	—	22,629
Taiwan	—	15,308,446	—	15,308,446
Thailand	42,353	2,902,879	—	2,945,232
United States	9,014,499	29,965	—	9,044,464
Preferred Stocks	—	888,470	—	888,470
Short-Term Securities	3,033,226	—	—	3,033,226

	$26,066,133	$89,636,565	$—	$115,702,698

Derivative Financial Instruments(a)
Assets:
Equity contracts	$77,358	$—	$—	$77,358

	$77,358	$—	$—	$77,358

(a)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1	Transfers out of Level 1	Transfers into Level 2	Transfers out of Level 2
Assets:
Investments:
Common Stocks	$2,280,193	$(2,153,873)	$2,153,873	$(2,280,193)

See notes to financial statements.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.2%

Argentina — 0.0%
MercadoLibre, Inc.(a)	598	$205,060

Australia — 2.5%
AGL Energy Ltd.	9,446	154,570
Alumina Ltd.	28,595	60,270
Amcor Ltd.	14,992	167,830
AMP Ltd.	38,840	98,227
APA Group(b)	17,788	127,584
Aristocrat Leisure Ltd.	8,017	192,031
ASX Ltd.	2,789	136,191
Aurizon Holdings Ltd.	30,366	102,853
AusNet Services	17,475	21,177
Australia & New Zealand Banking Group Ltd.	40,755	886,000
Bank of Queensland Ltd.	6,911	57,135
Bendigo & Adelaide Bank Ltd.	7,987	69,569
BHP Billiton Ltd.	45,082	1,177,385
BHP Billiton PLC	30,422	700,123
BlueScope Steel Ltd.	7,453	97,931
Boral Ltd.	19,517	96,453
Brambles Ltd.	21,264	156,170
Caltex Australia Ltd.	4,216	101,993
Challenger Ltd.	7,098	65,659
CIMIC Group Ltd.	947	34,058
Coca-Cola Amatil Ltd.	7,430	52,925
Cochlear Ltd.	826	124,854
Commonwealth Bank of Australia	24,718	1,376,469
Computershare Ltd.	5,988	81,052
Crown Resorts Ltd.	4,544	45,635
CSL Ltd.	6,514	953,040
Dexus	14,655	109,947
Domino’s Pizza Enterprises Ltd.	1,102	40,922
Flight Centre Travel Group Ltd.	616	31,151
Fortescue Metals Group Ltd.	17,079	55,550
Goodman Group	23,344	167,352
GPT Group	25,352	97,367
Harvey Norman Holdings Ltd.	6,107	16,128
Healthscope Ltd.	20,061	32,591
Incitec Pivot Ltd.	20,201	56,958
Insurance Australia Group Ltd.	33,295	199,040
Lend Lease Group(b)	8,145	121,865
Macquarie Group Ltd.	4,657	424,894
Medibank Pvt Ltd.	37,456	86,627
Mirvac Group	52,369	88,889
National Australia Bank Ltd.	39,168	824,692
Newcrest Mining Ltd.	10,253	164,715
Oil Search Ltd.	19,752	131,760
Orica Ltd.	4,728	61,762
Origin Energy Ltd.(a)	24,862	180,392
QBE Insurance Group Ltd.	19,584	147,061
Ramsay Health Care Ltd.	2,215	92,495
REA Group Ltd.	730	47,132
Rio Tinto Ltd.	5,940	358,997
Santos Ltd.(a)	24,960	118,230
Scentre Group	76,691	242,994
SEEK Ltd.	5,435	86,450
Sonic Healthcare Ltd.	5,567	107,983
South32 Ltd.	74,567	198,451
Stockland	35,066	108,354
Suncorp Group Ltd.	18,668	207,713
Sydney Airport(b)	16,267	85,490
Tabcorp Holdings Ltd.	29,157	101,268
Telstra Corp. Ltd.	59,958	126,430
TPG Telecom Ltd.(c)	3,556	15,248

Security	Shares	Value
Australia (continued)
Transurban Group(b)	32,045	$278,645
Treasury Wine Estates Ltd.	10,268	140,609
Vicinity Centres	50,963	100,964
Wesfarmers Ltd.	16,332	600,501
Westpac Banking Corp.	47,699	1,044,249
Woodside Petroleum Ltd.	12,969	347,613
Woolworths Group Ltd.	18,794	420,456

		15,007,119
Austria — 0.1%
ANDRITZ AG	1,065	60,374
Erste Group Bank AG(a)	4,334	187,191
OMV AG	2,008	113,478
Raiffeisen Bank International AG	2,306	76,894
Voestalpine AG	1,855	92,816

		530,753
Belgium — 0.4%
Ageas	2,470	132,479
Anheuser-Busch InBev SA	10,698	1,088,672
Colruyt SA	1,002	59,900
Groupe Bruxelles Lambert SA	1,162	123,438
KBC Group NV	3,618	277,748
Proximus SADP	1,724	42,254
Solvay SA	1,175	160,976
Telenet Group Holding NV(a)	513	24,703
UCB SA	1,821	156,560
Umicore SA	2,770	162,107

		2,228,837
Bermuda — 0.0%
Marvell Technology Group Ltd.	8,862	188,849

Canada — 3.5%
Agnico Eagle Mines Ltd.	3,036	127,195
Alimentation Couche-Tard, Inc., Class B	6,224	285,878
AltaGas Ltd.	3,436	69,917
ARC Resources Ltd.	4,056	48,173
Atco Ltd. Class I	670	20,545
Bank of Montreal	8,929	707,744
Bank of Nova Scotia	16,766	993,574
Barrick Gold Corp.	16,809	188,396
BCE, Inc.	2,007	85,288
BlackBerry Ltd.(a)	7,339	72,044
Bombardier, Inc., Class B(a)	28,453	107,176
Brookfield Asset Management, Inc., Class A	12,102	510,650
CAE, Inc.	3,699	77,060
Cameco Corp.	6,623	71,583
Canadian Imperial Bank of Commerce	6,328	577,515
Canadian National Railway Co.	10,325	921,658
Canadian Natural Resources Ltd.	17,546	644,731
Canadian Pacific Railway Ltd.	2,077	411,903
Canadian Tire Corp. Ltd., Class A	905	123,257
Canadian Utilities Ltd., Class A	2,225	55,503
CCL Industries, Inc., Class B	1,968	99,849
Cenovus Energy, Inc.	15,032	150,800
CGI Group, Inc., Class A(a)	3,675	237,250
CI Financial Corp.	4,141	72,356
Constellation Software, Inc.	290	210,231
Crescent Point Energy Corp.	6,920	47,185
Dollarama, Inc.	4,292	155,071
Emera, Inc.	1,068	34,605
Empire Co. Ltd., Class A	1,733	35,730
Enbridge, Inc.	23,581	837,485
Encana Corp.	13,973	192,809
Fairfax Financial Holdings Ltd.	387	218,661

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2018	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Canada (continued)
Finning International, Inc.	2,949	$77,213
First Capital Realty, Inc.	3,014	46,988
First Quantum Minerals Ltd.	9,930	154,883
Fortis, Inc.	5,794	190,498
Franco-Nevada Corp.	2,675	196,217
George Weston Ltd.	552	45,922
Gildan Activewear, Inc.	3,199	82,407
Goldcorp, Inc.	12,396	154,944
Great-West Lifeco, Inc.	4,129	102,047
H&R Real Estate Investment Trust	2,889	44,817
Husky Energy, Inc.	5,424	92,231
Hydro One Ltd.(d)	5,043	73,657
IGM Financial, Inc.	715	21,463
Imperial Oil Ltd.	3,908	133,837
Industrial Alliance Insurance & Financial Services, Inc.	1,654	68,024
Intact Financial Corp.	2,005	152,959
Inter Pipeline Ltd.	5,636	107,447
Keyera Corp.	3,221	93,249
Kinross Gold Corp.(a)	15,352	55,467
Linamar Corp.	991	45,290
Loblaw Cos. Ltd.	2,760	145,930
Lundin Mining Corp.	8,495	47,018
Magna International, Inc.	4,938	300,793
Manulife Financial Corp.	28,555	530,337
Methanex Corp.	935	64,588
Metro, Inc.	3,292	110,994
National Bank of Canada	4,863	238,393
Nufarm Ltd.	9,279	503,948
Onex Corp.	1,156	86,528
Open Text Corp.	3,340	124,295
Pembina Pipeline Corp.	7,238	260,398
Power Corp. of Canada	4,875	110,890
Power Financial Corp.	2,965	69,518
PrairieSky Royalty Ltd.	3,462	65,682
Restaurant Brands International, Inc.	3,338	212,954
RioCan Real Estate Investment Trust	2,715	51,802
Rogers Communications, Inc., Class B	5,217	265,973
Royal Bank of Canada	20,419	1,593,996
Saputo, Inc.	3,018	100,619
Seven Generations Energy Ltd., Class A(a)	2,661	30,397
Shaw Communications, Inc., Class B	6,368	133,200
Shopify, Inc., Class A(a)(c)	1,260	175,529
SmartCentres Real Estate Investment Trust	626	14,600
SNC-Lavalin Group, Inc.	2,774	122,851
Sun Life Financial, Inc.	8,793	359,601
Suncor Energy, Inc.	22,918	965,098
Teck Resources Ltd., Class B	7,396	192,909
TELUS Corp.	2,537	92,735
Thomson Reuters Corp.	4,042	167,727
Toronto-Dominion Bank	26,031	1,544,231
Tourmaline Oil Corp.	3,941	77,860
TransCanada Corp.	12,690	570,774
Turquoise Hill Resources Ltd.(a)(c)	17,577	48,778
Vermilion Energy, Inc.	2,174	74,837
Waste Connections, Inc.	3,798	294,763
West Fraser Timber Co. Ltd.	918	57,020
Wheaton Precious Metals Corp.	5,741	120,306
WSP Global, Inc.(c)	1,621	92,137

		20,351,391
China — 0.0%
Minth Group Ltd.(c)	8,000	30,186

Denmark — 0.6%
AP Moeller — Maersk A/S, Class A	52	69,969

Security	Shares	Value
Denmark (continued)
AP Moeller — Maersk A/S, Class B	94	$134,969
Carlsberg A/S, Class B	1,541	185,903
Chr Hansen Holding A/S	1,290	133,535
Coloplast A/S, Class B	1,624	177,129
Danske Bank A/S	10,795	313,708
DSV A/S	2,737	229,301
Genmab A/S(a)	930	159,343
H Lundbeck A/S	872	63,107
ISS A/S	2,151	80,347
Novo Nordisk A/S, Class B	25,442	1,265,670
Novozymes A/S, Class B	3,213	169,180
Orsted A/S(d)	2,633	162,478
Pandora A/S	1,729	122,780
Tryg A/S	1,274	31,186
Vestas Wind Systems A/S	2,949	190,298
William Demant Holding A/S(a)	1,540	73,609

		3,562,512
Finland — 0.4%
Elisa OYJ	1,771	76,898
Fortum OYJ	5,838	146,668
Kone OYJ, Class B	4,872	266,332
Metso OYJ	1,495	54,757
Neste OYJ	1,745	143,938
Nokia OYJ	81,116	440,270
Nokian Renkaat OYJ	1,855	80,449
Orion OYJ, Class B	1,954	67,270
Sampo OYJ, Class A	6,386	324,332
Stora Enso OYJ, Class R	7,937	130,980
UPM-Kymmene OYJ	7,688	272,713
Wartsila OYJ	6,392	138,378

		2,142,985
France — 3.8%
Accor SA	2,709	139,464
Aeroports de Paris	446	99,700
Air Liquide SA	5,942	759,709
Airbus SE	8,133	1,006,614
Alstom SA	2,221	99,572
Amundi SA(d)	757	52,160
Arkema SA	984	123,219
Atos SE	1,367	183,174
AXA SA	27,946	704,160
BioMerieux	539	44,823
BNP Paribas SA	15,708	1,018,975
Bollore SA	13,098	60,896
Bouygues SA	2,882	126,561
Bureau Veritas SA	3,817	98,194
Capgemini SE	2,305	294,886
Carrefour SA	8,369	150,046
Casino Guichard-Perrachon SA	953	38,694
Cie de Saint-Gobain	7,176	319,033
Cie Generale des Etablissements Michelin SCA	2,457	315,522
CNP Assurances	2,474	57,773
Covivio	600	62,491
Credit Agricole SA	16,398	230,395
Danone SA	8,695	682,664
Dassault Aviation SA	34	62,846
Dassault Systemes SA	1,867	278,378
Edenred	3,262	127,954
Eiffage SA	1,129	126,167
Electricite de France SA	7,623	114,140
Engie SA	26,308	424,836
Essilor International Cie Generale d’Optique SA	2,998	441,797
Eurazeo SA	651	50,330

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
France (continued)
Eutelsat Communications SA	2,923	$62,575
Faurecia SA	1,066	72,412
Gecina SA	568	96,755
Getlink SE, Registered Shares	5,971	78,817
Hermes International	456	288,600
ICADE	473	45,796
Iliad SA	390	61,658
Imerys SA	330	25,595
Ingenico Group SA	991	82,083
Ipsen SA	505	83,903
JCDecaux SA	441	14,414
Kering SA	1,040	552,745
Klepierre SA	2,849	107,296
L’Oreal SA	3,510	857,743
Legrand SA	3,832	281,260
LVMH Moet Hennessy Louis Vuitton SE	3,932	1,370,255
Natixis SA	12,336	88,491
Orange SA	28,736	489,710
Pernod Ricard SA	3,058	492,698
Peugeot SA	8,471	243,304
Publicis Groupe SA	2,990	190,811
Remy Cointreau SA	285	38,880
Renault SA	2,769	243,337
Rexel SA	4,651	72,741
Safran SA	4,805	595,838
Sanofi	15,915	1,384,546
Schneider Electric SE	7,383	592,603
SCOR SE	2,195	85,394
SEB SA	362	68,761
SES SA	5,218	104,308
Societe BIC SA	216	20,648
Societe Generale SA	11,055	493,031
Sodexo SA	1,217	134,814
Suez	5,387	76,204
Teleperformance	832	152,366
Thales SA	1,482	194,548
TOTAL SA	34,228	2,232,532
UbiSoft Entertainment SA(a)	1,099	121,132
Unibail-Rodamco-Westfield(a)(b)	933	207,127
Unibail-Rodamco-Westfield(b)	1,057	234,655
Valeo SA	3,452	169,153
Veolia Environnement SA	7,709	175,910
Vinci SA	7,247	729,206
Vivendi SA	14,935	386,952
Wendel SA	379	55,195

		22,451,975
Germany — 3.2%
1&1 Drillisch AG	603	35,869
adidas AG	2,712	599,605
Allianz SE, Registered Shares	6,205	1,372,884
Axel Springer SE	524	39,154
BASF SE	12,934	1,239,834
Bayer AG, Registered Shares	12,680	1,411,628
Bayerische Motoren Werke AG	4,769	461,068
Beiersdorf AG	1,452	169,258
Brenntag AG	2,120	127,204
Commerzbank AG(a)	13,353	144,155
Continental AG	1,584	365,042
Covestro AG(d)	2,771	266,118
Daimler AG, Registered Shares	12,677	877,428
Delivery Hero AG(a)(d)	984	55,883
Deutsche Bank AG, Registered Shares	28,281	369,880
Deutsche Boerse AG	2,780	366,366
Deutsche Lufthansa AG, Registered Shares	4,013	112,594

Security	Shares	Value
Germany (continued)
Deutsche Post AG, Registered Shares	14,159	$500,175
Deutsche Telekom AG, Registered Shares(a)	48,009	793,832
Deutsche Wohnen SE, Bearer Shares	5,109	248,734
E.ON SE	31,704	357,691
Evonik Industries AG	1,855	68,647
Fraport AG Frankfurt Airport Services Worldwide	564	56,302
Fresenius Medical Care AG & Co. KGaA	3,107	303,101
Fresenius SE & Co. KGaA	5,992	461,914
GEA Group AG	2,300	89,895
Hannover Rueck SE	858	114,444
HeidelbergCement AG	2,143	182,018
Henkel AG & Co. KGaA	1,497	160,528
Hochtief AG	300	53,945
HUGO BOSS AG	962	86,745
Infineon Technologies AG	16,368	433,470
Innogy SE(a)	2,322	99,828
K+S AG, Registered Shares	3,018	79,793
KION Group AG	831	57,031
LANXESS AG	1,359	111,669
Linde AG	2,675	661,519
MAN SE	387	43,444
Merck KGaA	1,862	191,406
METRO AG(c)	1,988	24,550
MTU Aero Engines AG	742	157,347
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	2,233	494,822
OSRAM Licht AG	1,263	56,391
ProSiebenSat.1 Media SE, Registered Shares	3,356	90,578
Puma SE	139	69,730
RWE AG	7,286	191,216
SAP SE	13,916	1,619,627
Siemens AG, Registered Shares	10,807	1,525,289
Siemens Healthineers AG(a)(d)	2,409	107,312
Symrise AG	1,692	152,938
Telefonica Deutschland Holding AG	6,797	29,768
Thyssenkrupp AG	6,277	167,050
TUI AG	6,109	130,688
Uniper SE	2,994	93,484
United Internet AG, Registered Shares	1,605	86,335
Volkswagen AG	380	65,565
Vonovia SE	6,994	338,490
Wirecard AG	1,691	316,342
Zalando SE(a)(d)	1,371	78,655

		18,966,278
Hong Kong — 1.3%
AIA Group Ltd.	170,600	1,493,356
ASM Pacific Technology Ltd.	5,200	62,575
Bank of East Asia Ltd.(c)	19,800	78,799
BOC Hong Kong Holdings Ltd.(c)	53,500	259,660
CK Asset Holdings Ltd.	37,500	287,193
CK Hutchison Holdings Ltd.	39,000	424,503
CK Infrastructure Holdings Ltd.	10,500	77,945
CLP Holdings Ltd.	23,500	268,627
Dairy Farm International Holdings Ltd.	4,300	35,132
Galaxy Entertainment Group Ltd.	34,000	273,925
Hang Lung Group Ltd.	15,000	44,385
Hang Lung Properties Ltd.	28,000	58,871
Hang Seng Bank Ltd.	11,000	299,774
Henderson Land Development Co. Ltd.	16,505	92,189
HK Electric Investments & HK Electric Investments Ltd.(b)(d)	27,000	27,588
HKT Trust & HKT Ltd.(b)	63,000	84,204
Hong Kong & China Gas Co. Ltd.	133,427	272,453
Hong Kong Exchanges & Clearing Ltd.	17,014	504,219
Hongkong Land Holdings Ltd.	15,900	115,785

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2018	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Hong Kong (continued)
Hysan Development Co. Ltd.	8,000	$43,862
Jardine Matheson Holdings Ltd.	3,100	209,897
Jardine Strategic Holdings Ltd.	3,200	127,833
Kerry Properties Ltd.	8,500	43,119
Li & Fung Ltd.	46,000	15,599
Link REIT	31,500	312,546
Melco Resorts & Entertainment Ltd. — ADR	2,837	73,365
MGM China Holdings Ltd.	14,000	30,195
MTR Corp. Ltd.	21,500	120,675
New World Development Co. Ltd.	71,357	101,748
NWS Holdings Ltd.	24,915	45,034
PCCW Ltd.	51,000	29,783
Power Assets Holdings Ltd.	20,000	141,495
Sands China Ltd.	34,400	177,736
Shangri-La Asia Ltd.	14,000	22,976
Sino Land Co. Ltd.	50,333	86,531
SJM Holdings Ltd.(c)	25,000	30,444
Sun Hung Kai Properties Ltd.	23,000	360,703
Swire Pacific Ltd., Class A	6,500	70,595
Swire Properties Ltd.	18,600	73,253
Techtronic Industries Co. Ltd.	20,000	111,539
WH Group Ltd.(d)	122,000	98,224
Wharf Holdings Ltd.	16,000	52,970
Wharf Real Estate Investment Co. Ltd.	16,000	116,555
Wheelock & Co. Ltd.	9,000	63,894
Wynn Macau Ltd.	25,600	75,607
Yue Yuen Industrial Holdings Ltd.(c)	13,500	36,324

		7,433,685
Ireland — 0.6%
AIB Group PLC	11,729	67,219
Allegion PLC	1,351	110,161
Bank of Ireland Group PLC	12,899	110,704
CRH PLC	12,084	413,306
DCC PLC	1,318	121,938
James Hardie Industries PLC	5,784	92,484
Kerry Group PLC, Class A	2,284	242,241
Medtronic PLC	19,189	1,731,423
Paddy Power Betfair PLC	1,293	140,991
Seagate Technology PLC	3,897	205,060
Smurfit Kappa Group PLC	3,245	133,338
XL Group Ltd.	3,701	208,107

		3,576,972
Isle of Man — 0.0%
GVC Holdings PLC	7,053	108,361

Israel — 0.2%
Azrieli Group Ltd.	315	15,087
Bank Hapoalim BM	15,361	108,637
Bank Leumi Le-Israel BM	20,060	125,722
Bezeq The Israeli Telecommunication Corp. Ltd.	35,349	37,450
Check Point Software Technologies Ltd.(a)(c)	1,883	212,158
Elbit Systems Ltd.	294	35,299
Frutarom Industries Ltd.	694	70,149
Israel Chemicals Ltd.	7,955	38,083
Mizrahi Tefahot Bank Ltd.	2,488	48,384
NICE Ltd.(a)	836	91,269
Teva Pharmaceutical Industries Ltd. — ADR(a)	13,915	333,125

		1,115,363
Italy — 0.8%
Assicurazioni Generali SpA	16,872	299,192
Atlantia SpA	7,044	208,648
Davide Campari-Milano SpA	8,366	70,472
Enel SpA	117,152	652,645

Security	Shares	Value
Italy (continued)
Eni SpA	35,111	$675,835
Ferrari NV	1,769	234,787
Intesa Sanpaolo SpA	194,176	595,079
Leonardo SpA(c)	5,934	70,894
Luxottica Group SpA	2,445	165,311
Mediobanca Banca di Credito Finanziario SpA	9,760	101,061
Moncler SpA	2,502	110,272
Pirelli & C SpA(a)(d)	4,840	42,252
Poste Italiane SpA(d)	8,392	78,075
Prysmian SpA	2,657	67,872
Recordati SpA	1,272	47,405
Snam SpA	32,775	140,754
Telecom Italia SpA(a)	154,982	119,208
Telecom Italia SpA, Non-Convertible Savings Shares	86,824	57,765
Tenaris SA	6,802	124,610
Terna — Rete Elettrica Nazionale SpA	19,583	109,697
UniCredit SpA	28,911	510,486

		4,482,320
Japan — 8.4%
ABC-Mart, Inc.	700	37,931
Acom Co. Ltd.	3,800	15,155
Aeon Co. Ltd.	8,800	178,805
AEON Financial Service Co. Ltd.	1,400	28,906
Aeon Mall Co. Ltd.	900	15,767
Air Water, Inc.	1,900	34,733
Aisin Seiki Co. Ltd.	2,300	107,277
Ajinomoto Co., Inc.	7,000	123,938
Alfresa Holdings Corp.	2,500	59,853
Alps Electric Co. Ltd.	2,500	72,121
Amada Holdings Co. Ltd.	5,000	50,275
ANA Holdings, Inc.	1,700	62,426
Aozora Bank Ltd.	1,600	59,790
Asahi Glass Co. Ltd.	2,300	96,404
Asahi Group Holdings Ltd.	5,200	252,745
Asahi Kasei Corp.	18,200	243,278
Asics Corp.	2,100	34,174
Astellas Pharma, Inc.	28,300	461,598
Bandai Namco Holdings, Inc.	2,900	116,025
Bank of Kyoto Ltd.	300	14,534
Benesse Holdings, Inc.	1,400	51,004
Bridgestone Corp.	8,800	347,128
Brother Industries Ltd.	2,300	46,918
Calbee, Inc.	1,200	39,807
Canon, Inc.	14,400	467,199
Casio Computer Co. Ltd.	3,200	52,358
Central Japan Railway Co.	2,100	437,383
Chiba Bank Ltd.	8,400	59,963
Chubu Electric Power Co., Inc.	8,700	134,274
Chugai Pharmaceutical Co. Ltd.	3,200	162,770
Chugoku Electric Power Co., Inc.	4,700	61,844
Coca-Cola Bottlers Japan Holdings Inc.	1,800	64,904
Concordia Financial Group Ltd.	16,400	88,177
Credit Saison Co. Ltd.	1,600	24,978
CyberAgent, Inc.	1,600	84,067
CYBERDYNE, Inc.(a)(c)	1,300	15,323
Dai Nippon Printing Co. Ltd.	3,900	85,209
Dai-ichi Life Holdings, Inc.	15,500	292,663
Daicel Corp.	3,100	34,154
Daifuku Co. Ltd.	1,400	61,697
Daiichi Sankyo Co. Ltd.	8,200	340,115
Daikin Industries Ltd.	3,600	430,308
Daito Trust Construction Co. Ltd.	1,100	184,324
Daiwa House Industry Co. Ltd.	8,200	299,017
Daiwa House REIT Investment Corp.	23	56,896

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Daiwa Securities Group, Inc.	23,300	$135,897
DeNA Co. Ltd.	1,400	26,405
Denso Corp.	6,300	311,630
Dentsu, Inc.	2,800	117,574
Disco Corp.	400	68,285
Don Quijote Holdings Co. Ltd.	1,900	88,814
East Japan Railway Co.	4,400	411,541
Eisai Co. Ltd.	3,600	309,932
Electric Power Development Co. Ltd.	1,700	46,172
FamilyMart UNY Holdings Co. Ltd.(c)	1,000	93,321
FANUC Corp.	2,800	564,594
Fast Retailing Co. Ltd.	800	350,364
Fuji Electric Co. Ltd.	8,000	59,096
FUJIFILM Holdings Corp.	5,600	231,139
Fujitsu Ltd.	28,000	190,832
Fukuoka Financial Group, Inc.	8,000	43,785
Hakuhodo DY Holdings, Inc.	3,900	59,885
Hamamatsu Photonics KK	2,300	97,616
Hankyu Hanshin Holdings, Inc.	3,400	135,403
Hikari Tsushin, Inc.	300	50,415
Hino Motors Ltd.	4,100	46,323
Hirose Electric Co. Ltd.	435	53,040
Hisamitsu Pharmaceutical Co., Inc.	600	43,921
Hitachi Chemical Co. Ltd.	1,200	23,764
Hitachi Construction Machinery Co. Ltd.	1,500	48,243
Hitachi High-Technologies Corp.	700	28,588
Hitachi Ltd.	70,000	489,353
Hitachi Metals Ltd.	3,800	41,182
Honda Motor Co. Ltd.	23,500	717,470
Hoshizaki Corp.	800	80,576
Hoya Corp.	5,500	330,961
Hulic Co. Ltd.	3,900	38,274
Idemitsu Kosan Co. Ltd.	1,800	81,082
IHI Corp.	2,500	87,801
Iida Group Holdings Co. Ltd.	1,700	33,342
Inpex Corp.	14,700	161,390
Isetan Mitsukoshi Holdings Ltd.	4,000	48,339
Isuzu Motors Ltd.	7,500	101,495
ITOCHU Corp.	20,400	362,230
J. Front Retailing Co. Ltd.	3,500	51,307
Japan Airlines Co. Ltd.	1,300	47,989
Japan Airport Terminal Co. Ltd.	600	28,552
Japan Exchange Group, Inc.	7,300	129,854
Japan Post Bank Co. Ltd.	4,200	50,400
Japan Post Holdings Co. Ltd.	22,700	250,285
Japan Prime Realty Investment Corp.	15	54,043
Japan Real Estate Investment Corp.	16	83,807
Japan Retail Fund Investment Corp.	28	51,158
Japan Tobacco, Inc.	15,800	449,663
JFE Holdings, Inc.	7,600	154,434
JGC Corp.	2,600	50,451
JSR Corp.	2,100	40,378
JTEKT Corp.	3,600	52,207
JXTG Holdings, Inc.	46,850	343,476
Kajima Corp.	12,000	93,628
Kakaku.com, Inc.	2,500	52,651
Kamigumi Co. Ltd.	1,400	29,330
Kaneka Corp.	3,000	26,407
Kansai Electric Power Co., Inc.	10,100	143,778
Kansai Paint Co. Ltd.	2,700	62,133
Kao Corp.	7,100	518,669
Kawasaki Heavy Industries Ltd.	1,700	49,985
KDDI Corp.	26,100	726,542
Keihan Holdings Co. Ltd.	1,300	47,337

Security	Shares	Value
Japan (continued)
Keikyu Corp.	3,300	$54,030
Keio Corp.	1,600	78,574
Keisei Electric Railway Co. Ltd.	1,700	56,606
Keyence Corp.	1,400	740,556
Kikkoman Corp.	2,200	104,414
Kintetsu Group Holdings Co. Ltd.	2,700	107,444
Kirin Holdings Co. Ltd.	11,800	302,096
Kobayashi Pharmaceutical Co. Ltd.	700	58,436
Kobe Steel Ltd.	3,500	34,493
Koito Manufacturing Co. Ltd.	1,500	96,622
Komatsu Ltd.	13,300	392,990
Konami Holdings Corp.	1,100	51,754
Konica Minolta, Inc.	4,700	42,193
Kose Corp.	400	76,671
Kubota Corp.	14,200	238,390
Kuraray Co. Ltd.	5,100	72,083
Kurita Water Industries Ltd.	900	26,326
Kyocera Corp.	4,600	267,721
Kyowa Hakko Kirin Co. Ltd.	3,000	57,001
Kyushu Electric Power Co., Inc.	4,400	51,852
Kyushu Railway Co.	2,300	70,689
Lawson, Inc.	500	30,025
LINE Corp.(a)(c)	1,000	43,687
Lion Corp.	3,200	57,941
LIXIL Group Corp.	3,200	65,594
M3, Inc.	2,900	110,581
Mabuchi Motor Co. Ltd.	900	44,343
Makita Corp.(c)	3,200	143,955
Marubeni Corp.	22,500	171,780
Marui Group Co. Ltd.	3,100	61,594
Maruichi Steel Tube Ltd.	500	17,228
Mazda Motor Corp.	7,600	94,835
McDonald’s Holdings Co. Japan Ltd.	500	23,909
Mebuki Financial Group, Inc.	14,710	52,561
Medipal Holdings Corp.	2,300	46,767
MEIJI Holdings Co. Ltd.	1,600	125,819
MINEBEA MITSUMI, Inc.	6,200	111,272
MISUMI Group, Inc.	4,100	104,750
Mitsubishi Chemical Holdings Corp.	17,300	151,538
Mitsubishi Corp.	19,500	545,084
Mitsubishi Electric Corp.	26,300	357,331
Mitsubishi Estate Co. Ltd.	17,000	294,994
Mitsubishi Gas Chemical Co., Inc.	2,100	46,920
Mitsubishi Heavy Industries Ltd.	4,000	150,204
Mitsubishi Materials Corp.	900	25,594
Mitsubishi Motors Corp.	7,900	60,395
Mitsubishi Tanabe Pharma Corp.	4,200	78,748
Mitsubishi UFJ Financial Group, Inc.	165,500	1,015,651
Mitsubishi UFJ Lease & Finance Co. Ltd.	6,700	40,633
Mitsui & Co. Ltd.	24,600	412,297
Mitsui Chemicals, Inc.	2,200	59,253
Mitsui Fudosan Co. Ltd.	12,900	308,461
Mitsui OSK Lines Ltd.	1,400	36,327
Mizuho Financial Group, Inc.	347,400	603,882
MS&AD Insurance Group Holdings, Inc.	6,500	199,093
Murata Manufacturing Co. Ltd.	2,600	454,937
Nabtesco Corp.	1,500	46,828
Nagoya Railroad Co. Ltd.	2,300	57,728
NEC Corp.	4,100	113,901
Nexon Co. Ltd.(a)	6,300	90,775
NGK Insulators Ltd.	4,100	72,002
NGK Spark Plug Co. Ltd.	1,900	54,866
NH Foods Ltd.	1,500	59,717
Nidec Corp.	3,200	464,801

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2018	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Nikon Corp.	5,300	$89,469
Nintendo Co. Ltd.	1,600	541,099
Nippon Building Fund, Inc.	18	100,214
Nippon Electric Glass Co. Ltd.	700	22,624
Nippon Express Co. Ltd.	1,300	85,097
Nippon Paint Holdings Co. Ltd.	2,200	96,145
Nippon Prologis REIT, Inc.	30	60,717
Nippon Steel & Sumitomo Metal Corp.	11,000	219,376
Nippon Telegraph & Telephone Corp.	10,000	462,535
Nippon Yusen KK	1,500	28,928
Nissan Chemical Industries Ltd.	1,600	71,730
Nissan Motor Co. Ltd.	33,400	315,934
Nisshin Seifun Group, Inc.	3,100	60,745
Nissin Foods Holdings Co. Ltd.	900	62,095
Nitori Holdings Co. Ltd.	1,200	180,848
Nitto Denko Corp.	2,400	174,135
NOK Corp.	1,800	36,186
Nomura Holdings, Inc.	49,900	236,596
Nomura Real Estate Holdings, Inc.	2,400	52,387
Nomura Real Estate Master Fund, Inc.	60	84,998
Nomura Research Institute Ltd.	1,690	81,217
NSK Ltd.	4,900	53,517
NTT Data Corp.	8,900	101,377
NTT DOCOMO, Inc.	19,700	507,175
Obayashi Corp.	9,700	101,270
Obic Co. Ltd.	1,000	85,907
Odakyu Electric Railway Co. Ltd.	3,900	82,605
Oji Holdings Corp.	14,000	83,070
Olympus Corp.	3,900	158,327
Omron Corp.	2,700	122,198
Ono Pharmaceutical Co. Ltd.	5,800	137,050
Oracle Corp. Japan	500	41,967
Oriental Land Co. Ltd.	2,900	315,331
ORIX Corp.	19,100	309,372
Osaka Gas Co. Ltd.	5,000	96,226
Otsuka Corp.	1,700	66,305
Otsuka Holdings Co. Ltd.	5,600	258,610
Panasonic Corp.	31,800	408,602
Park24 Co. Ltd.	1,300	36,479
Pola Orbis Holdings, Inc.	1,200	46,503
Rakuten, Inc.	10,500	74,020
Recruit Holdings Co. Ltd.	15,900	435,683
Renesas Electronics Corp.(a)	10,900	97,402
Resona Holdings, Inc.	29,200	166,081
Ricoh Co. Ltd.	9,200	89,816
Rinnai Corp.	600	51,963
Rohm Co. Ltd.	1,400	119,326
Ryohin Keikaku Co. Ltd.	300	96,289
Sankyo Co. Ltd.	500	19,704
Santen Pharmaceutical Co. Ltd.(c)	4,900	81,960
SBI Holdings, Inc.	3,500	95,547
Secom Co. Ltd.	3,000	229,298
Sega Sammy Holdings, Inc.	2,400	38,293
Seibu Holdings, Inc.	3,400	57,376
Seiko Epson Corp.	4,000	72,211
Sekisui Chemical Co. Ltd.	5,700	102,022
Sekisui House Ltd.	9,000	153,409
Seven & i Holdings Co. Ltd.	10,900	445,155
Seven Bank Ltd.	5,400	16,346
SG Holdings Co. Ltd.	800	17,549
Sharp Corp.	2,400	55,799
Shimadzu Corp.	3,300	94,107
Shimamura Co. Ltd.	300	28,073
Shimano, Inc.	900	129,787

Security	Shares	Value
Japan (continued)
Shimizu Corp.	8,000	$83,731
Shin-Etsu Chemical Co. Ltd.	5,300	536,156
Shinsei Bank Ltd.	2,100	33,075
Shionogi & Co. Ltd.	3,800	207,414
Shiseido Co. Ltd.	5,500	405,188
Shizuoka Bank Ltd.	5,900	54,531
Showa Shell Sekiyu KK	2,100	34,466
SMC Corp.	800	271,087
Softbank Group Corp.	11,500	960,505
Sohgo Security Services Co. Ltd.	1,000	45,868
Sompo Holdings, Inc.	4,800	195,092
Sony Corp.	17,600	945,944
Sony Financial Holdings, Inc.	1,600	30,746
Stanley Electric Co. Ltd.	1,600	56,272
Start Today Co. Ltd.	2,800	112,620
Subaru Corp.	8,900	260,106
Sumco Corp.	3,400	72,749
Sumitomo Chemical Co. Ltd.	19,000	109,416
Sumitomo Corp.	16,200	266,761
Sumitomo Dainippon Pharma Co. Ltd.	2,500	48,516
Sumitomo Electric Industries Ltd.	10,900	167,676
Sumitomo Heavy Industries Ltd.	1,300	45,290
Sumitomo Metal Mining Co. Ltd.	3,400	122,219
Sumitomo Mitsui Financial Group, Inc.	18,600	738,192
Sumitomo Mitsui Trust Holdings, Inc.	4,500	178,747
Sumitomo Realty & Development Co. Ltd.	5,000	183,197
Sumitomo Rubber Industries Ltd.	3,000	49,721
Sundrug Co. Ltd.	1,100	44,058
Suntory Beverage & Food Ltd.	1,900	80,828
Suruga Bank Ltd.	3,000	26,879
Suzuken Co. Ltd.	1,000	43,791
Suzuki Motor Corp.	5,000	294,090
Sysmex Corp.	2,300	218,100
T&D Holdings, Inc.	7,600	113,560
Taiheiyo Cement Corp.	1,900	60,036
Taisei Corp.	3,100	172,404
Taisho Pharmaceutical Holdings Co. Ltd.	400	45,312
Taiyo Nippon Sanso Corp.	1,800	27,649
Takashimaya Co. Ltd.	5,000	41,875
Takeda Pharmaceutical Co. Ltd.	10,300	434,896
TDK Corp.	1,900	203,560
Teijin Ltd.	2,100	39,222
Temp Holdings Co. Ltd.	2,300	50,136
Terumo Corp.	4,200	230,732
THK Co. Ltd.	2,100	57,204
Tobu Railway Co. Ltd.	2,300	67,799
Toho Co. Ltd.	1,900	56,733
Toho Gas Co. Ltd.	900	30,747
Tohoku Electric Power Co., Inc.	6,200	78,956
Tokio Marine Holdings, Inc.	9,700	461,486
Tokyo Century Corp.	400	21,862
Tokyo Electric Power Co. Holdings, Inc.(a)	20,700	99,191
Tokyo Electron Ltd.	2,100	368,130
Tokyo Gas Co. Ltd.	4,900	119,684
Tokyo Tatemono Co. Ltd.	3,700	49,818
Tokyu Corp.	7,200	123,959
Tokyu Fudosan Holdings Corp.	7,000	47,582
Toppan Printing Co. Ltd.	5,000	38,471
Toray Industries, Inc.	18,300	141,822
Toshiba Corp.(a)	94,000	287,237
Tosoh Corp.	3,700	60,433
TOTO Ltd.	2,000	93,468
Toyo Seikan Group Holdings Ltd.	2,000	36,882
Toyo Suisan Kaisha Ltd.	1,200	43,434

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Toyoda Gosei Co. Ltd.	700	$17,762
Toyota Industries Corp.	2,200	124,527
Toyota Motor Corp.	32,400	2,129,687
Toyota Tsusho Corp.	2,600	88,876
Trend Micro, Inc.	1,500	88,630
Tsuruha Holdings, Inc.	600	73,808
Unicharm Corp.	5,800	176,631
United Urban Investment Corp.	38	59,087
USS Co. Ltd.	3,400	64,528
West Japan Railway Co.	2,400	167,784
Yahoo! Japan Corp.	20,500	77,994
Yakult Honsha Co. Ltd.	1,500	108,165
Yamada Denki Co. Ltd.(c)	11,100	55,057
Yamaguchi Financial Group, Inc.	3,000	33,997
Yamaha Corp.	1,700	79,549
Yamaha Motor Co. Ltd.	3,600	95,040
Yamato Holdings Co. Ltd.	4,000	115,933
Yamazaki Baking Co. Ltd.	2,300	57,194
Yaskawa Electric Corp.	3,400	112,440
Yokogawa Electric Corp.	2,700	48,022
Yokohama Rubber Co. Ltd.	1,400	29,988

		49,150,487
Luxembourg — 0.1%
ArcelorMittal	9,568	306,656
Eurofins Scientific SE	131	71,405
RTL Group SA	549	40,926

		418,987
Mexico — 0.0%
Fresnillo PLC	2,785	37,932

Netherlands — 2.0%
ABN AMRO Group NV CVA(d)	5,874	162,569
Aegon NV	25,658	169,139
AerCap Holdings NV(a)	1,692	94,972
Akzo Nobel NV	3,639	336,101
ASML Holding NV	5,769	1,235,536
CNH Industrial NV	15,410	180,906
EXOR NV	1,481	97,152
Heineken Holding NV	1,619	156,554
Heineken NV	3,734	377,290
ING Groep NV	55,972	855,630
Koninklijke Ahold Delhaize NV	17,959	456,709
Koninklijke DSM NV	2,613	278,493
Koninklijke KPN NV	46,619	134,786
Koninklijke Philips NV	13,553	594,971
Koninklijke Vopak NV(c)	608	28,598
NN Group NV	4,314	190,580
NXP Semiconductors NV(a)	4,660	444,284
QIAGEN NV(a)	3,068	111,236
Randstad NV	1,616	102,274
Royal Dutch Shell PLC, Class A	65,365	2,239,855
Royal Dutch Shell PLC, Class B	53,124	1,860,785
Unilever NV CVA	21,703	1,252,067
Wolters Kluwer NV	4,182	251,835

		11,612,322
New Zealand — 0.1%
a2 Milk Co. Ltd.(a)(c)	11,888	84,906
Auckland International Airport Ltd.	13,804	62,849
Fisher & Paykel Healthcare Corp. Ltd.	8,384	84,661
Fletcher Building Ltd.(a)	9,664	46,311
Meridian Energy Ltd.	22,538	48,266
Ryman Healthcare Ltd.(c)	3,967	32,918
Spark New Zealand Ltd.	31,190	82,354

		442,265

Security	Shares	Value
Norway — 0.2%
Aker BP ASA	1,434	$51,238
DNB ASA	14,077	283,465
Gjensidige Forsikring ASA	2,962	47,543
Marine Harvest ASA	5,599	122,429
Norsk Hydro ASA	17,059	97,305
Orkla ASA	11,741	99,350
Schibsted ASA, Class B	2,062	66,850
Statoil ASA	16,753	444,494
Telenor ASA	10,345	202,369
Yara International ASA	2,436	107,408

		1,522,451
Portugal — 0.1%
EDP — Energias de Portugal SA	36,868	150,415
Galp Energia SGPS SA	7,220	148,285
Jeronimo Martins SGPS SA	2,738	40,684

		339,384
Singapore — 0.4%
Ascendas Real Estate Investment Trust	31,097	62,930
CapitaLand Commercial Trust	42,700	55,002
CapitaLand Ltd.	33,800	80,294
CapitaLand Mall Trust	44,700	71,054
City Developments Ltd.	4,500	33,169
ComfortDelGro Corp. Ltd.	26,000	44,942
DBS Group Holdings Ltd.	25,900	509,591
Genting Singapore Ltd.	75,000	70,518
Golden Agri-Resources Ltd.	116,800	24,060
Jardine Cycle & Carriage Ltd.	1,700	42,088
Keppel Corp. Ltd.	20,000	101,098
Oversea-Chinese Banking Corp. Ltd.	45,400	386,770
SATS Ltd.	10,300	39,327
Sembcorp Industries Ltd.	7,300	14,385
Singapore Airlines Ltd.	7,700	55,874
Singapore Exchange Ltd.	10,500	57,476
Singapore Press Holdings Ltd.	5,600	11,989
Singapore Technologies Engineering Ltd.	25,400	63,906
Singapore Telecommunications Ltd.	117,600	277,538
Suntec Real Estate Investment Trust	24,700	33,463
United Overseas Bank Ltd.	19,313	384,048
UOL Group Ltd.	9,822	51,861
Venture Corp. Ltd.	3,700	45,497
Wilmar International Ltd.	23,500	54,122
Yangzijiang Shipbuilding Holdings Ltd.	42,500	29,623

		2,600,625
Spain — 1.1%
ACS Actividades de Construccion y Servicios SA	3,719	162,992
Aena SME SA(d)	972	176,490
Amadeus IT Group SA	6,321	539,219
Banco Bilbao Vizcaya Argentaria SA	96,044	703,585
Banco de Sabadell SA	77,385	128,828
Banco Santander SA	227,027	1,275,464
Bankia SA	17,798	69,966
Bankinter SA	9,153	88,283
CaixaBank SA	51,694	237,838
Enagas SA	2,955	82,612
Endesa SA	3,747	86,648
Ferrovial SA	6,360	131,276
Gas Natural SDG SA	5,045	136,663
Grifols SA	3,751	108,926
Iberdrola SA	81,944	637,103
Iberdrola SA(a)	3,905	30,369
Industria de Diseno Textil SA	15,712	514,892
Mapfre SA	13,307	41,762
Red Electrica Corp. SA	6,235	132,152

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2018	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Spain (continued)
Repsol SA	19,617	$389,102
Siemens Gamesa Renewable Energy SA(a)(c)	2,647	37,338
Telefonica SA	67,308	604,797

		6,316,305
Sweden — 1.0%
Alfa Laval AB	4,159	114,329
Assa Abloy AB, Class B	14,437	284,993
Atlas Copco AB, A Shares	9,672	276,971
Atlas Copco AB, B Shares	5,579	146,211
Autoliv, Inc.	1,253	128,382
Boliden AB	3,940	117,285
Electrolux AB, Class B	3,667	86,014
Epiroc AB, Class A(a)	9,298	111,327
Epiroc AB, Class B(a)	6,293	66,688
Essity AB, Class B	8,734	218,477
Hennes & Mauritz AB, Class B	12,624	196,551
Hexagon AB, Class B	3,721	226,793
Husqvarna AB, Class B	6,492	51,290
ICA Gruppen AB	874	28,977
Industrivarden AB, Class C	1,592	33,532
Investor AB, Class B	6,561	285,796
Kinnevik AB, Class B	3,557	122,765
L E Lundbergforetagen AB, B Shares	980	32,023
Lundin Petroleum AB	2,590	85,396
Millicom International Cellular SA	828	53,042
Nordea Bank AB	43,751	464,980
Sandvik AB	16,261	297,343
Securitas AB, Class B	4,228	76,070
Skandinaviska Enskilda Banken AB, Class A	23,443	250,608
Skanska AB, Class B	4,019	75,599
SKF AB, Class B	5,902	121,170
Svenska Handelsbanken AB, Class A	21,997	271,718
Swedbank AB, Class A	13,044	308,455
Swedish Match AB	2,285	124,915
Tele2 AB, Class B	4,283	57,471
Telefonaktiebolaget LM Ericsson, Class B	44,255	347,413
Telia Co. AB	40,541	195,010
Volvo AB, Class B	22,557	395,853

		5,653,447
Switzerland — 3.2%
ABB Ltd., Registered Shares	26,545	609,355
Adecco SA, Registered Shares	2,342	143,980
Baloise Holding AG, Registered Shares	595	92,784
Barry Callebaut AG, Registered Shares	24	40,888
Chocoladefabriken Lindt & Spruengli AG	15	103,411
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	1	80,103
Cie Financiere Richemont SA, Registered Shares	7,519	658,506
Clariant AG, Registered Shares(a)	3,280	78,429
Coca-Cola HBC AG(a)	2,447	87,828
Credit Suisse Group AG, Registered Shares(a)	36,817	592,110
Dufry AG, Registered Shares(a)	462	61,131
EMS-Chemie Holding AG, Registered Shares	101	64,778
Ferguson PLC	3,395	267,739
Geberit AG, Registered Shares	534	237,777
Givaudan SA, Registered Shares	133	311,314
Glencore PLC(a)	159,458	699,292
Julius Baer Group Ltd.(a)	3,139	172,204
Kuehne + Nagel International AG, Registered Shares	673	107,411
LafargeHolcim Ltd., Registered Shares(a)	6,993	356,603
Lonza Group AG, Registered Shares(a)	1,073	330,288
Nestle SA, Registered Shares	43,998	3,585,544
Novartis AG, Registered Shares	31,677	2,658,388
Pargesa Holding SA, Bearer Shares	713	59,554

Security	Shares	Value
Switzerland (continued)
Partners Group Holding AG	246	$186,681
Roche Holding AG	9,995	2,455,235
Schindler Holding AG, Participation Certificates	586	136,464
Schindler Holding AG, Registered Shares	247	55,876
SGS SA, Registered Shares	77	200,713
Sika AG, Registered Shares	1,859	263,956
Sonova Holding AG, Registered Shares	800	147,489
STMicroelectronics NV	9,837	212,300
Straumann Holding AG, Registered Shares	130	100,948
Swatch Group AG, Bearer Shares	444	198,730
Swatch Group AG, Registered Shares	668	54,974
Swiss Life Holding AG, Registered Shares(a)	493	176,779
Swiss Prime Site AG, Registered Shares(a)	1,162	106,489
Swiss Re AG	4,530	415,325
Swisscom AG, Registered Shares	331	155,403
TE Connectivity Ltd.	5,059	473,371
Temenos Group AG, Registered Shares(a)	867	139,545
UBS Group AG, Registered Shares(a)	53,697	882,587
Vifor Pharma AG	601	113,681
Zurich Insurance Group AG	2,180	668,498

		18,544,461
United Arab Emirates — 0.0%
Mediclinic International PLC	4,419	29,663
NMC Health PLC	1,590	79,087

		108,750
United Kingdom — 5.6%
3i Group PLC	14,013	174,038
Admiral Group PLC	3,281	85,289
Anglo American PLC	15,174	343,476
Antofagasta PLC	5,279	69,330
Aptiv PLC	3,829	375,510
Ashtead Group PLC	7,104	218,089
Associated British Foods PLC	5,131	165,191
AstraZeneca PLC	17,846	1,373,717
Auto Trader Group PLC(d)	12,590	70,225
Aviva PLC	57,806	378,844
Babcock International Group PLC	3,092	28,983
BAE Systems PLC	45,902	392,936
Barclays PLC	245,785	625,229
Barratt Developments PLC	13,852	97,018
Berkeley Group Holdings PLC	1,612	78,902
BP PLC	282,926	2,126,313
British American Tobacco PLC	32,454	1,784,069
British Land Co. PLC	12,519	108,425
BT Group PLC	121,477	371,608
Bunzl PLC	4,839	143,787
Burberry Group PLC	6,025	166,422
Carnival PLC	2,620	152,084
Centrica PLC	80,668	157,498
Coca-Cola European Partners PLC	3,140	129,494
Compass Group PLC	22,808	490,585
ConvaTec Group PLC(d)	18,667	53,597
Croda International PLC	1,828	123,328
Diageo PLC	34,647	1,271,110
Direct Line Insurance Group PLC	16,043	72,383
easyJet PLC	1,855	39,394
Experian PLC	13,233	324,899
Fiat Chrysler Automobiles NV(a)	15,528	264,771
G4S PLC	18,029	65,254
GlaxoSmithKline PLC	69,986	1,453,626
Hammerson PLC	10,808	73,917
Hargreaves Lansdown PLC	4,006	109,130
HSBC Holdings PLC	282,093	2,701,406

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
United Kingdom (continued)
IHS Markit Ltd.(a)	5,754	$305,135
Imperial Brands PLC	13,738	526,134
Informa PLC	18,017	186,628
InterContinental Hotels Group PLC	2,600	160,475
International Consolidated Airlines Group SA	10,348	96,098
Intertek Group PLC	2,325	179,356
Investec PLC	7,176	51,947
ITV PLC	54,412	117,600
J. Sainsbury PLC	25,239	108,232
John Wood Group PLC	9,685	82,630
Johnson Matthey PLC	2,788	137,359
Kingfisher PLC	30,097	117,011
Land Securities Group PLC	10,680	132,052
Legal & General Group PLC	85,827	295,359
Liberty Global PLC, Class A(a)	2,943	83,081
Liberty Global PLC, Class C(a)	7,915	214,813
Lloyds Banking Group PLC	1,003,188	822,291
London Stock Exchange Group PLC	4,495	259,061
Marks & Spencer Group PLC	21,449	86,689
Meggitt PLC	11,599	86,735
Melrose Industries PLC	69,769	197,422
Merlin Entertainments PLC(d)	12,115	62,628
Micro Focus International PLC	5,899	96,257
Mondi PLC	4,721	129,806
National Grid PLC	48,510	518,230
Next PLC	2,067	160,925
Pearson PLC	10,465	126,753
Pentair PLC	2,084	93,051
Persimmon PLC	4,449	144,702
Prudential PLC	36,034	850,169
Randgold Resources Ltd.	1,220	90,331
Reckitt Benckiser Group PLC	9,631	858,609
RELX NV	13,914	302,611
RELX PLC	15,246	332,170
Rio Tinto PLC	16,789	921,731
Rolls-Royce Holdings PLC(a)	23,985	311,842
Royal Bank of Scotland Group PLC(a)	66,891	223,694
Royal Mail PLC	11,265	69,308
RSA Insurance Group PLC	14,486	122,515
Sage Group PLC	16,453	134,173
Schroders PLC	1,538	62,798
Segro PLC	15,752	137,300
Sensata Technologies Holding PLC(a)	2,469	134,239
Severn Trent PLC	2,862	72,638
Shire PLC	12,603	717,792
Sky PLC	14,856	296,814
Smith & Nephew PLC	12,603	218,209
Smiths Group PLC	5,700	120,461
SSE PLC	14,613	239,455
St. James’s Place PLC	6,964	110,187
Standard Chartered PLC	40,364	363,976
Standard Life Aberdeen PLC	42,018	172,112
Taylor Wimpey PLC	44,544	102,222
TechnipFMC PLC	6,358	206,953
Tesco PLC	140,136	478,565
Travis Perkins PLC	2,979	46,749
Unilever PLC	17,225	983,977
United Utilities Group PLC	9,822	92,689
Vodafone Group PLC	384,220	938,634
Weir Group PLC	3,055	78,286
Whitbread PLC	2,642	135,720
Willis Towers Watson PLC	1,904	303,536
WM Morrison Supermarkets PLC	32,710	112,158
WPP PLC	18,292	286,123

		32,867,083

Security	Shares	Value
United States — 59.6%
3M Co.	8,433	$1,790,495
Abbott Laboratories	24,703	1,619,035
AbbVie, Inc.	21,535	1,986,173
ABIOMED, Inc.(a)	606	214,845
Accenture PLC, Class A	8,706	1,387,127
Activision Blizzard, Inc.	10,009	734,861
Acuity Brands, Inc.	537	74,659
Adobe Systems, Inc.(a)	6,968	1,704,930
Advance Auto Parts, Inc.	938	132,474
Advanced Micro Devices, Inc.(a)(c)	13,261	243,074
AES Corp.	10,158	135,711
Aetna, Inc.	4,553	857,740
Affiliated Managers Group, Inc.	785	125,608
Aflac, Inc.	11,226	522,458
AGCO Corp.	664	41,845
Agilent Technologies, Inc.	4,648	306,954
AGNC Investment Corp.	5,338	103,931
Air Products & Chemicals, Inc.	3,154	517,792
Akamai Technologies, Inc.(a)	2,436	183,333
Albemarle Corp.	1,540	145,068
Alexandria Real Estate Equities, Inc.	1,360	173,318
Alexion Pharmaceuticals, Inc.(a)	3,193	424,541
Align Technology, Inc.(a)	1,097	391,245
Alkermes PLC(a)	1,944	85,244
Alleghany Corp.	222	139,698
Allergan PLC	4,591	845,157
Alliance Data Systems Corp.	719	161,689
Alliant Energy Corp.	3,518	151,168
Allstate Corp.	5,106	485,683
Ally Financial, Inc.	6,262	167,571
Alnylam Pharmaceuticals, Inc.(a)	1,214	115,330
Alphabet, Inc., Class A(a)	4,224	5,183,777
Alphabet, Inc., Class C(a)	4,456	5,424,111
Altria Group, Inc.	26,865	1,576,438
Amazon.com, Inc.(a)	5,823	10,350,033
AMERCO	148	55,808
Ameren Corp.	3,490	216,589
American Airlines Group, Inc.	1,931	76,352
American Electric Power Co., Inc.	7,087	504,169
American Express Co.	10,246	1,019,682
American Financial Group, Inc.	1,083	122,043
American International Group, Inc.	12,456	687,696
American Tower Corp.	6,144	910,787
American Water Works Co., Inc.	2,572	226,979
Ameriprise Financial, Inc.	2,108	307,072
AmerisourceBergen Corp.	2,373	194,183
AMETEK, Inc.	3,332	259,230
Amgen, Inc.	9,554	1,877,839
Amphenol Corp., Class A	4,400	411,444
Anadarko Petroleum Corp.	7,670	561,061
Analog Devices, Inc.	5,327	512,138
Andeavor	2,104	315,726
Annaly Capital Management, Inc.(c)	16,703	179,056
ANSYS, Inc.(a)	1,208	204,007
Antero Resources Corp.(a)	2,624	53,897
Anthem, Inc.	3,565	901,945
AO Smith Corp.	2,095	124,715
Aon PLC	3,546	509,028
Apache Corp.	5,494	252,724
Apple, Inc.	71,806	13,663,964
Applied Materials, Inc.	15,134	735,966
Aramark	3,541	142,384
Arch Capital Group Ltd.(a)	5,680	173,581
Archer-Daniels-Midland Co.	8,049	388,445

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2018	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
United States (continued)
Arconic, Inc.	5,948	$129,012
Arista Networks, Inc.(a)	745	190,519
Arrow Electronics, Inc.(a)	1,060	80,390
Arthur J Gallagher & Co.	2,613	186,438
Assurant, Inc.	707	77,982
AT&T, Inc.	102,557	3,278,747
Athene Holding Ltd., Class A(a)	1,804	82,749
Atmos Energy Corp.	1,484	136,335
Autodesk, Inc.(a)	3,173	407,540
Automatic Data Processing, Inc.	6,172	833,158
AutoZone, Inc.(a)	393	277,273
AvalonBay Communities, Inc.	1,989	351,755
Avery Dennison Corp.	1,267	145,300
Avnet, Inc.	1,560	68,406
Axalta Coating Systems Ltd.(a)	2,868	86,757
Axis Capital Holdings Ltd.	1,376	77,827
Baker Hughes a GE Co.	6,087	210,488
Ball Corp.	4,790	186,666
Bank of America Corp.	137,718	4,252,732
Bank of New York Mellon Corp.	14,006	748,901
Bausch Health Cos., Inc.(a)	4,472	97,185
Baxter International, Inc.	7,391	535,478
BB&T Corp.	11,210	569,580
Becton Dickinson & Co.	3,717	930,625
Berkshire Hathaway, Inc., Class B(a)	18,057	3,572,939
Best Buy Co., Inc.	3,790	284,364
Biogen, Inc.(a)	2,965	991,407
BioMarin Pharmaceutical, Inc.(a)	2,536	255,020
BlackRock, Inc.(g)	1,679	844,134
Boeing Co.	7,887	2,810,138
Booking Holdings, Inc.(a)	681	1,381,558
BorgWarner, Inc.	3,033	139,579
Boston Properties, Inc.	2,223	279,053
Boston Scientific Corp.(a)	19,804	665,612
Brighthouse Financial, Inc.(a)	1,462	63,495
Bristol-Myers Squibb Co.	23,002	1,351,367
Broadcom, Inc.	5,773	1,280,278
Broadridge Financial Solutions, Inc.	1,680	189,806
Brown-Forman Corp., Class B	3,618	192,550
Bunge Ltd.	2,027	140,127
C.H. Robinson Worldwide, Inc.	2,013	185,659
CA, Inc.	4,504	199,122
Cabot Oil & Gas Corp.	6,662	156,557
Cadence Design Systems, Inc.(a)	4,074	179,623
Camden Property Trust	1,336	123,700
Campbell Soup Co.	2,682	109,694
Capital One Financial Corp.	7,004	660,617
Cardinal Health, Inc.	4,533	226,423
CarMax, Inc.(a)	2,513	187,671
Carnival Corp.	6,155	364,622
Caterpillar, Inc.	8,399	1,207,776
Cboe Global Markets, Inc.	1,545	150,066
CBRE Group, Inc., Class A(a)	4,645	231,321
CBS Corp., Class B	4,971	261,823
CDK Global, Inc.	1,827	114,096
CDW Corp.	2,205	185,418
Celanese Corp., Series A	1,867	220,511
Celgene Corp.(a)	10,500	945,945
Centene Corp.(a)	2,921	380,694
CenterPoint Energy, Inc.	5,370	152,938
CenturyLink, Inc.	13,858	260,115
Cerner Corp.(a)	4,312	267,689
CF Industries Holdings, Inc.	3,360	149,251
Charles Schwab Corp.	16,904	863,118

Security	Shares	Value
United States (continued)
Charter Communications, Inc., Class A(a)	2,301	$700,839
Chemours Co.	2,391	109,532
Cheniere Energy, Inc.(a)	2,910	184,785
Chevron Corp.	26,992	3,408,280
Chipotle Mexican Grill, Inc.(a)	362	156,985
Chubb Ltd.	6,468	903,709
Church & Dwight Co., Inc.	3,296	184,246
Cigna Corp.	3,498	627,611
Cimarex Energy Co.	1,375	135,575
Cincinnati Financial Corp.	2,244	169,714
Cintas Corp.	1,304	266,642
Cisco Systems, Inc.	67,980	2,874,874
CIT Group, Inc.	1,670	88,393
Citigroup, Inc.	36,191	2,601,771
Citizens Financial Group, Inc.	7,019	279,216
Citrix Systems, Inc.(a)	1,961	215,651
Clorox Co.	1,864	251,957
CME Group, Inc.	4,729	752,478
CMS Energy Corp.	4,052	195,874
Coca-Cola Co.	57,081	2,661,687
Cognex Corp.(c)	2,160	114,005
Cognizant Technology Solutions Corp., Class A	8,116	661,454
Colgate-Palmolive Co.	11,532	772,759
Comcast Corp., Class A	65,905	2,358,081
Comerica, Inc.	2,489	241,284
CommScope Holding Co., Inc.(a)	2,672	85,798
Conagra Brands, Inc.	5,771	211,853
Concho Resources, Inc.(a)	2,882	420,340
ConocoPhillips	16,504	1,191,094
Consolidated Edison, Inc.	4,471	352,896
Constellation Brands, Inc., Class A	2,469	519,058
Continental Resources, Inc.(a)	1,415	90,376
Cooper Cos., Inc.	676	176,098
Copart, Inc.(a)	2,927	167,981
Corning, Inc.	12,351	409,806
CoStar Group, Inc.(a)	520	216,242
Costco Wholesale Corp.	6,189	1,353,596
Coty, Inc., Class A	5,978	80,165
Crown Castle International Corp.	5,861	649,575
Crown Holdings, Inc.(a)	1,687	76,370
CSX Corp.	11,720	828,370
Cummins, Inc.	2,267	323,750
CVS Health Corp.	14,169	919,001
D.R. Horton, Inc.	5,144	224,793
Danaher Corp.	8,761	898,703
Darden Restaurants, Inc.	1,779	190,246
DaVita, Inc.(a)	2,097	147,377
Deere & Co.	4,423	640,406
Dell Technologies, Inc., Class V(a)	2,871	265,625
Delta Air Lines, Inc.	2,256	122,772
DENTSPLY SIRONA, Inc.	3,116	149,911
Devon Energy Corp.	7,578	341,086
Diamondback Energy, Inc.	1,301	171,667
Digital Realty Trust, Inc.	2,960	359,403
Discover Financial Services	5,110	364,905
Discovery, Inc., Class A(a)(c)	2,656	70,596
Discovery, Inc., Class C(a)	3,758	92,259
DISH Network Corp., Class A(a)	3,516	110,965
Dollar General Corp.	3,912	383,963
Dollar Tree, Inc.(a)	3,415	311,721
Dominion Energy, Inc.	8,974	643,526
Domino’s Pizza, Inc.	589	154,707
Dover Corp.	2,089	173,345
DowDuPont, Inc.	32,308	2,221,821

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
United States (continued)
DTE Energy Co.	2,584	$280,467
Duke Energy Corp.	9,719	793,265
Duke Realty Corp.	4,557	132,700
DXC Technology Co.	4,115	348,705
E*Trade Financial Corp.(a)	3,836	229,431
East West Bancorp, Inc.	1,868	120,934
Eastman Chemical Co.	2,060	213,457
Eaton Corp. PLC	6,341	527,381
Eaton Vance Corp.	1,652	87,771
eBay, Inc.(a)	13,849	463,249
Ecolab, Inc.	3,745	526,922
Edison International	4,693	312,695
Edwards Lifesciences Corp.(a)	3,025	430,911
Electronic Arts, Inc.(a)	4,418	568,818
Eli Lilly & Co.	13,878	1,371,285
Emerson Electric Co.	9,144	660,928
Entergy Corp.	2,492	202,550
EOG Resources, Inc.	8,103	1,044,801
EQT Corp.	3,809	189,231
Equifax, Inc.	1,730	217,115
Equinix, Inc.	1,141	501,218
Equity Residential	5,303	346,975
Essex Property Trust, Inc.	951	228,668
Estee Lauder Cos., Inc., Class A	3,235	436,531
Everest Re Group Ltd.	621	135,595
Evergy, Inc.	3,907	219,144
Eversource Energy	4,564	277,126
Exelon Corp.	13,900	590,750
Expedia Group, Inc.	1,802	241,180
Expeditors International of Washington, Inc.	2,543	193,700
Express Scripts Holding Co.(a)	8,129	645,930
Extra Space Storage, Inc.(c)	1,726	162,192
Exxon Mobil Corp.	59,968	4,887,992
F5 Networks, Inc.(a)	779	133,505
Facebook, Inc., Class A(a)	33,907	5,851,670
Fastenal Co.	4,143	235,861
Federal Realty Investment Trust	977	122,614
FedEx Corp.	3,543	871,117
Fidelity National Information Services, Inc.	4,770	491,930
Fifth Third Bancorp	9,994	295,722
First Data Corp., Class A(a)	6,342	147,515
First Republic Bank	2,330	230,344
FirstEnergy Corp.	6,848	242,625
Fiserv, Inc.(a)	5,952	449,257
FleetCor Technologies, Inc.(a)	1,294	280,798
Flex Ltd.(a)	6,638	92,666
FLIR Systems, Inc.	1,864	109,230
Flowserve Corp.	1,499	66,451
Fluor Corp.	1,787	91,584
FMC Corp.	1,737	156,122
FNF Group	3,953	160,097
Ford Motor Co.	53,401	536,146
Fortinet, Inc.(a)	1,778	111,854
Fortive Corp.	4,512	370,345
Fortune Brands Home & Security, Inc.	2,174	126,092
Franklin Resources, Inc.	4,768	163,638
Freeport-McMoRan, Inc.	19,812	326,898
Gap, Inc.	3,082	92,984
Garmin Ltd.	1,606	100,295
Gartner, Inc.(a)	1,308	177,142
General Dynamics Corp.	3,635	726,128
General Electric Co.	122,939	1,675,659
General Mills, Inc.	8,196	377,508
General Motors Co.	17,450	661,529

Security	Shares	Value
United States (continued)
Genuine Parts Co.	2,016	$196,177
GGP, Inc.	9,649	205,717
Gilead Sciences, Inc.	18,490	1,439,077
Global Payments, Inc.	2,293	258,123
GoDaddy, Inc., Class A(a)	2,000	147,240
Goldman Sachs Group, Inc.	5,071	1,204,008
Goodyear Tire & Rubber Co.	3,357	81,273
H&R Block, Inc.	3,348	84,236
Halliburton Co.	12,602	534,577
Hanesbrands, Inc.	5,584	124,300
Harley-Davidson, Inc.	2,536	108,769
Harris Corp.	1,710	282,065
Hartford Financial Services Group, Inc.	5,142	270,983
Hasbro, Inc.	1,699	169,237
HCA Healthcare, Inc.	4,032	500,895
HCP, Inc.	6,322	163,740
HD Supply Holdings, Inc.(a)	2,216	97,460
Helmerich & Payne, Inc.	1,484	91,043
Henry Schein, Inc.(a)(c)	2,214	175,814
Hershey Co.	1,940	190,527
Hess Corp.	4,084	268,033
Hewlett Packard Enterprise Co.	22,571	348,496
Hilton Worldwide Holdings, Inc.	4,111	323,371
HollyFrontier Corp.	2,427	181,006
Hologic, Inc.(a)	3,983	170,911
Home Depot, Inc.	16,500	3,259,080
Honeywell International, Inc.	10,636	1,698,037
Hormel Foods Corp.	3,679	132,334
Host Hotels & Resorts, Inc.(c)	10,574	221,420
HP, Inc.	23,586	544,365
Humana, Inc.	1,983	623,019
Huntington Bancshares, Inc.	15,878	245,156
Huntington Ingalls Industries, Inc.	645	150,317
IAC/InterActiveCorp(a)	1,098	161,681
IDEX Corp.	1,102	169,245
IDEXX Laboratories, Inc.(a)	1,255	307,387
Illinois Tool Works, Inc.	4,428	634,665
Illumina, Inc.(a)	2,117	686,670
Incyte Corp.(a)	2,591	172,405
Ingersoll-Rand PLC	3,599	354,537
Ingredion, Inc.	1,024	103,731
Intel Corp.	66,149	3,181,767
Intercontinental Exchange, Inc.	8,387	619,883
International Business Machines Corp.	13,065	1,893,510
International Flavors & Fragrances, Inc.	1,026	136,212
International Paper Co.	5,651	303,628
Interpublic Group of Cos., Inc.	5,538	124,882
Intuit, Inc.	3,370	688,289
Intuitive Surgical, Inc.(a)	1,562	793,793
Invesco Ltd.	5,865	158,296
Invitation Homes, Inc.	4,958	114,579
IPG Photonics Corp.(a)	501	82,184
IQVIA Holdings, Inc.(a)	2,354	287,047
Iron Mountain, Inc.	3,904	137,069
J.M. Smucker Co.	1,636	181,792
Jack Henry & Associates, Inc.	1,113	149,921
Jacobs Engineering Group, Inc.	1,823	123,289
Jazz Pharmaceuticals PLC(a)(c)	861	149,022
JB Hunt Transport Services, Inc.	1,186	142,201
Jefferies Financial Group, Inc.	5,069	122,923
Johnson & Johnson	37,968	5,031,519
Johnson Controls International PLC	13,340	500,383
Jones Lang LaSalle, Inc.	651	111,328
JPMorgan Chase & Co.	48,568	5,582,892

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2018	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
United States (continued)
Juniper Networks, Inc.	4,605	$121,296
Kansas City Southern	1,453	168,940
Kellogg Co.	3,735	265,297
KeyCorp	15,278	318,852
Keysight Technologies, Inc.(a)	2,496	144,768
Kimberly-Clark Corp.	5,052	575,221
Kimco Realty Corp.	5,087	84,902
Kinder Morgan, Inc.	28,598	508,472
KLA-Tencor Corp.	2,223	261,025
Knight-Swift Transportation Holdings, Inc.	1,767	57,516
Kohl’s Corp.	2,420	178,765
Kraft Heinz Co.	8,778	528,875
Kroger Co.	12,695	368,155
L Brands, Inc.	2,935	92,951
L3 Technologies, Inc.	1,127	241,674
Laboratory Corp. of America Holdings(a)	1,468	257,399
Lam Research Corp.	2,347	447,432
Las Vegas Sands Corp.	5,681	408,464
Lear Corp.	913	164,459
Leggett & Platt, Inc.	1,534	66,836
Leidos Holdings, Inc.	1,906	130,409
Lennar Corp., Class A	4,129	215,823
Lennox International, Inc.	534	115,921
Liberty Broadband Corp., Class C(a)	1,538	122,225
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	1,398	65,902
Liberty Media Corp. — Liberty SiriusXM, Class C(a)	2,710	127,993
Liberty Media Corp. — Liberty Formula One, Class C(a)	2,471	87,103
Liberty Property Trust	2,095	89,792
Lincoln National Corp.	3,144	214,106
Live Nation Entertainment, Inc.(a)	1,770	87,226
LKQ Corp.(a)	3,923	131,499
Lockheed Martin Corp.	3,610	1,177,221
Loews Corp.	4,026	204,440
Lowe’s Cos., Inc.	11,660	1,158,304
Lululemon Athletica, Inc.(a)	1,449	173,808
LyondellBasell Industries NV, Class A	4,831	535,226
M&T Bank Corp.	2,055	356,234
Macerich Co.	1,500	88,590
Macy’s, Inc.	3,915	155,543
ManpowerGroup, Inc.	938	87,478
Marathon Oil Corp.	12,205	257,770
Marathon Petroleum Corp.	6,857	554,251
Markel Corp.(a)	195	228,150
Marriott International, Inc., Class A	4,376	559,428
Marsh & McLennan Cos., Inc.	6,977	581,603
Martin Marietta Materials, Inc.	880	175,490
Masco Corp.	4,514	182,050
Mastercard, Inc., Class A	13,166	2,606,868
Mattel, Inc.(a)	4,816	76,430
Maxim Integrated Products, Inc.	4,051	247,678
McCormick & Co., Inc.	1,744	204,990
McDonald’s Corp.	11,259	1,773,743
McKesson Corp.	2,972	373,283
Merck & Co., Inc.	37,913	2,497,329
MetLife, Inc.	12,770	584,100
Mettler-Toledo International, Inc.(a)	367	217,451
MGM Resorts International	7,749	243,086
Michael Kors Holdings Ltd.(a)	1,915	127,788
Microchip Technology, Inc.	3,375	315,326
Micron Technology, Inc.(a)	16,107	850,289
Microsoft Corp.	103,518	10,981,189
Mid-America Apartment Communities, Inc.	1,481	149,255
Middleby Corp.(a)(c)	647	66,305
Mohawk Industries, Inc.(a)	910	171,408

Security	Shares	Value
United States (continued)
Molson Coors Brewing Co., Class B	2,724	$182,508
Mondelez International, Inc., Class A	20,721	898,877
Monster Beverage Corp.(a)	6,092	365,642
Moody’s Corp.	2,477	423,864
Morgan Stanley	18,786	949,820
Mosaic Co.	5,271	158,710
Motorola Solutions, Inc.	2,323	281,780
MSCI, Inc.	1,280	212,723
Mylan NV(a)	7,415	276,654
Nasdaq, Inc.	1,616	147,702
National Oilwell Varco, Inc.	5,429	263,958
National Retail Properties, Inc.	2,217	98,900
Nektar Therapeutics(a)	2,189	115,141
NetApp, Inc.	3,859	299,150
Netflix, Inc.(a)	6,173	2,083,079
New York Community Bancorp, Inc.	5,766	62,100
Newell Brands, Inc.	7,059	184,875
Newfield Exploration Co.(a)	2,771	79,583
Newmont Mining Corp.	7,684	281,849
News Corp., Class A	4,588	69,141
NextEra Energy, Inc.	6,608	1,107,104
Nielsen Holdings PLC	4,880	114,973
NIKE, Inc., Class B	18,312	1,408,376
NiSource, Inc.	4,430	115,977
Noble Energy, Inc.	7,013	253,099
Nordstrom, Inc.	1,540	80,711
Norfolk Southern Corp.	4,091	691,379
Northern Trust Corp.	3,097	338,254
Northrop Grumman Corp.	2,289	687,822
Norwegian Cruise Line Holdings Ltd.(a)	3,067	153,442
Nucor Corp.	4,580	306,539
NVIDIA Corp.	8,176	2,001,975
NVR, Inc.(a)	46	126,934
O’Reilly Automotive, Inc.(a)	1,205	368,730
Occidental Petroleum Corp.	10,672	895,701
OGE Energy Corp.	2,857	103,538
Old Dominion Freight Line, Inc.	832	122,138
Omnicom Group, Inc.	3,317	228,309
ON Semiconductor Corp.(a)(c)	6,157	135,762
ONEOK, Inc.	5,915	416,653
Oracle Corp.	44,119	2,103,594
Owens Corning	1,335	83,064
PACCAR, Inc.	5,070	333,200
Packaging Corp. of America	1,274	143,835
Palo Alto Networks, Inc.(a)	1,323	262,298
Parker-Hannifin Corp.	1,916	323,900
Parsley Energy, Inc., Class A(a)(c)	3,286	103,279
Paychex, Inc.	4,656	321,357
PayPal Holdings, Inc.(a)	16,092	1,321,797
People’s United Financial, Inc.	4,210	76,748
PepsiCo, Inc.	19,697	2,265,155
Perrigo Co. PLC	1,690	136,079
Pfizer, Inc.	84,077	3,357,195
PG&E Corp.(a)	7,418	319,567
Philip Morris International, Inc.	22,017	1,900,067
Phillips 66	6,121	754,964
Pinnacle West Capital Corp.	1,583	127,321
Pioneer Natural Resources Co.	2,453	464,279
Plains GP Holdings LP, Class A(a)	2,501	60,749
PNC Financial Services Group, Inc.(g)	6,610	957,326
Polaris Industries, Inc.	910	95,932
PPG Industries, Inc.	3,599	398,265
PPL Corp.	9,997	287,614
Praxair, Inc.	4,136	692,780

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
United States (continued)
Principal Financial Group, Inc.	4,170	$242,194
Procter & Gamble Co.	35,564	2,876,416
Progressive Corp.	8,387	503,304
Prologis, Inc.	7,678	503,830
Prudential Financial, Inc.	6,078	613,331
Public Service Enterprise Group, Inc.	7,271	374,893
Public Storage	2,256	491,424
PulteGroup, Inc.	4,184	119,202
PVH Corp.	1,108	170,100
Qorvo, Inc.(a)	1,822	148,967
QUALCOMM, Inc.	20,826	1,334,738
Quest Diagnostics, Inc.	1,954	210,485
Qurate Retail, Inc.(a)	6,469	137,725
Ralph Lauren Corp.	798	107,714
Raymond James Financial, Inc.	1,888	172,922
Raytheon Co.	4,008	793,704
Realty Income Corp.	4,094	228,322
Red Hat, Inc.(a)	2,550	360,137
Regency Centers Corp.	2,214	140,877
Regeneron Pharmaceuticals, Inc.(a)	1,143	420,635
Regions Financial Corp.	16,169	300,905
Reinsurance Group of America, Inc.	838	118,577
RenaissanceRe Holdings Ltd.	565	74,495
Republic Services, Inc.	3,340	242,083
ResMed, Inc.	2,059	217,801
Robert Half International, Inc.	1,532	116,064
Rockwell Automation, Inc.	1,841	345,298
Rockwell Collins, Inc.	2,361	328,155
Rollins, Inc.	1,111	61,038
Roper Technologies, Inc.	1,481	447,114
Ross Stores, Inc.	5,504	481,215
Royal Caribbean Cruises Ltd.	2,463	277,728
S&P Global, Inc.	3,520	705,549
Sabre Corp.	3,640	89,617
salesforce.com, Inc.(a)	9,686	1,328,435
SBA Communications Corp.(a)	1,677	265,385
SCANA Corp.	1,491	59,625
Schlumberger Ltd.	19,498	1,316,505
Sealed Air Corp.	2,657	117,094
Seattle Genetics, Inc.(a)	1,674	117,850
SEI Investments Co.	1,926	115,444
Sempra Energy	3,494	403,871
ServiceNow, Inc.(a)	2,516	442,715
Sherwin-Williams Co.	1,218	536,809
Signature Bank	777	85,245
Simon Property Group, Inc.	4,442	782,725
Sirius XM Holdings, Inc.(c)	21,385	150,123
Skyworks Solutions, Inc.	2,628	248,556
SL Green Realty Corp.	1,223	126,104
Snap-on, Inc.	756	128,210
Southern Co.	13,908	675,929
Southwest Airlines Co.	2,117	123,125
Spirit Aerosystems Holdings, Inc., Class A	1,649	153,769
Splunk, Inc.(a)	2,038	195,852
Sprint Corp.(a)	9,444	51,281
Square, Inc., Class A(a)	4,083	263,966
SS&C Technologies Holdings, Inc.	2,908	154,328
Stanley Black & Decker, Inc.	2,220	331,823
Starbucks Corp.	19,675	1,030,773
State Street Corp.	5,296	467,690
Steel Dynamics, Inc.	3,400	160,106
Stericycle, Inc.(a)	997	69,650
Stryker Corp.	4,688	765,316
SunTrust Banks, Inc.	6,745	486,112

Security	Shares	Value
United States (continued)
SVB Financial Group(a)	761	$234,297
Symantec Corp.	8,953	181,030
Synchrony Financial	10,403	301,063
Synopsys, Inc.(a)	2,040	182,437
Sysco Corp.	7,142	480,014
T-Mobile U.S., Inc.(a)	4,923	295,380
T. Rowe Price Group, Inc.	3,521	419,281
Take-Two Interactive Software, Inc.(a)	1,648	186,257
Tapestry, Inc.	3,989	187,962
Targa Resources Corp.	3,152	160,973
Target Corp.	7,438	600,098
TD Ameritrade Holding Corp.	3,986	227,800
Teleflex, Inc.	667	181,898
Tesla, Inc.(a)(c)	1,825	544,106
Texas Instruments, Inc.	13,917	1,549,240
Textron, Inc.	3,771	257,446
Thermo Fisher Scientific, Inc.	5,648	1,324,625
Tiffany & Co.	1,603	220,509
TJX Cos., Inc.	8,807	856,569
Toll Brothers, Inc.	2,231	78,665
Torchmark Corp.	1,466	129,111
Total System Services, Inc.	2,356	215,668
Tractor Supply Co.	1,699	132,590
TransDigm Group, Inc.	677	254,241
TransUnion	2,568	185,923
Travelers Cos., Inc.	3,910	508,847
Trimble, Inc.(a)	3,254	114,866
TripAdvisor, Inc.(a)	1,282	74,343
Twenty-First Century Fox, Inc., Class A	15,182	683,190
Twenty-First Century Fox, Inc., Class B	6,326	281,001
Twitter, Inc.(a)	9,734	310,223
Tyson Foods, Inc., Class A	4,285	247,030
U.S. Bancorp	22,028	1,167,704
UDR, Inc.	3,768	144,993
UGI Corp.	2,683	142,575
Ulta Salon Cosmetics & Fragrance, Inc.(a)	835	204,066
Under Armour, Inc., Class A(a)	2,104	42,017
Under Armour, Inc., Class C(a)	2,231	41,809
Union Pacific Corp.	11,131	1,668,426
United Continental Holdings, Inc.(a)	987	79,355
United Parcel Service, Inc., Class B	9,655	1,157,538
United Rentals, Inc.(a)	1,158	172,310
United Technologies Corp.	10,722	1,455,404
United Therapeutics Corp.(a)	623	76,573
UnitedHealth Group, Inc.	13,678	3,463,543
Universal Health Services, Inc., Class B	1,262	154,090
Unum Group	3,155	125,348
Vail Resorts, Inc.	537	148,679
Valero Energy Corp.	6,239	738,386
Varian Medical Systems, Inc.(a)	1,185	136,808
Veeva Systems, Inc., Class A(a)	1,670	126,302
Ventas, Inc.	5,130	289,229
VEREIT, Inc.	14,508	110,696
VeriSign, Inc.(a)	1,259	182,845
Verisk Analytics, Inc.(a)	2,258	249,780
Verizon Communications, Inc.	58,272	3,009,166
Vertex Pharmaceuticals, Inc.(a)	3,490	610,924
VF Corp.	4,857	447,184
Viacom, Inc., Class B	5,457	158,526
Visa, Inc., Class A	25,486	3,484,956
Vistra Energy Corp.(a)	4,695	106,107
VMware, Inc., Class A(a)	1,046	151,241
Vornado Realty Trust(c)	2,386	171,601
Voya Financial, Inc.	2,211	111,700

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2018	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
United States (continued)
Vulcan Materials Co.	1,908	$213,696
W.R. Berkley Corp.	1,161	88,015
W.W. Grainger, Inc.	677	234,621
WABCO Holdings, Inc.(a)	672	84,457
Wabtec Corp.	1,246	137,459
Walgreens Boots Alliance, Inc.	11,684	790,072
Walmart, Inc.	21,003	1,874,098
Walt Disney Co.	21,132	2,399,750
Waste Management, Inc.	6,247	562,230
Waters Corp.(a)(c)	1,135	223,901
WEC Energy Group, Inc.	4,545	301,652
Wells Fargo & Co.	66,180	3,791,452
Welltower, Inc.	5,335	333,971
Western Digital Corp.	4,286	300,663
Western Union Co.	5,844	117,815
Westlake Chemical Corp.	551	59,078
WestRock Co.	3,675	213,077
Weyerhaeuser Co.	10,891	372,254
Whirlpool Corp.	888	116,417
Williams Cos., Inc.	11,917	354,531
Workday, Inc., Class A(a)	1,973	244,691
Worldpay, Inc., Class A(a)(c)	4,278	351,609
Wynn Resorts Ltd.	1,401	233,659
Xcel Energy, Inc.	7,318	342,921
Xerox Corp.	2,648	68,769
Xilinx, Inc.	3,670	264,497
XPO Logistics, Inc.(a)	1,653	164,837
Xylem, Inc.	2,506	191,859
Yum! Brands, Inc.	4,789	379,720
Zayo Group Holdings, Inc.(a)	2,997	111,159
Zillow Group, Inc., Class C(a)(c)	1,536	85,555
Zimmer Biomet Holdings, Inc.	2,926	367,272
Zions Bancorporation	2,664	137,729
Zoetis, Inc.	6,990	604,495

		349,612,151

Total Common Stocks — 99.2% (Cost — $432,368,585)		581,609,296

Security	Shares	Value
Preferred Stocks — 0.2%

Germany — 0.2%
Bayerische Motoren Werke AG, Preference Shares	857	$70,884
Fuchs Petrolub SE, Preference Shares	896	50,587
Henkel AG & Co. KGaA, Preference Shares	2,566	322,003
Porsche Automobil Holding SE, Preference Shares	1,932	130,681
Sartorius AG, Preference Shares	405	65,843
Schaeffler AG, Preference Shares	1,460	20,015
Volkswagen AG, Preference Shares	2,673	476,228

		1,136,241
Italy — 0.0%
Intesa Sanpaolo SpA, Preference Shares	7,420	23,635

Total Preferred Stocks — 0.2% (Cost — $947,621)		1,159,876

Total Long-Term Investments — 99.4% (Cost — $433,316,206)		582,769,172

Short-Term Securities — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.18%(e)(f)(g)	3,387,068	3,388,084
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.86%(f)(g)	1,116,632	1,116,632

Total Short-Term Securities — 0.8% (Cost — $4,503,734)		4,504,716

Total Investments — 100.2% (Cost — $437,819,940)		587,273,888
Liabilities in Excess of Other Assets — (0.2)%		(956,628)

Net Assets — 100.0%		$586,317,260

(a)	Non-income producing security.
(b)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Security, or a portion of the security, is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security was purchased with the cash collateral from loaned securities.
(f)	Annualized 7-day yield as of period end.

(g)

During the year ended July 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 07/31/17	Shares Purchased		Shares Sold		Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,064,621	2,322,447	(b)	—		3,387,068	$3,388,084	$49,300	(d)	$(644)	$981
BlackRock Cash Funds: Treasury, SL Agency Shares	6,164,430	—		(5,047,798	)(c)	1,116,632	1,116,632	94,071		—	—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	—		—		—	—	39		—	—
BlackRock, Inc.	2,109	780		(1,210)		1,679	844,134	26,664		60,517	119,054
PNC Financial Services Group, Inc.	8,453	3,131		(4,974)		6,610	957,326	31,333		37,501	93,809

							$6,306,176	$201,407		$97,374	$213,844

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)	Represents net shares sold.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares MSCI Developed World Index Fund

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
NIikkei 225 Index	3	09/13/18	$302	$(1,701)
Euro Stoxx 50 Index	13	09/21/18	536	6,393
FTSE 100 Index	4	09/21/18	404	5,153
S&P500 E-Mini Index	16	09/21/18	2,254	(6,377)

				$3,468

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$11,546	$—	$—	$—	$11,546

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$(8,078)	$—	$—	$—	$(8,078)

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,369,764	$—	$—	$—	$1,369,764

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$24,212	$—	$—	$—	$24,212

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,556,652

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2018	iShares MSCI Developed World Index Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$205,060	$—	$—	$205,060
Australia	—	15,007,119	—	15,007,119
Austria	—	530,753	—	530,753
Belgium	—	2,228,837	—	2,228,837
Bermuda	188,849	—	—	188,849
Canada	20,351,391	—	—	20,351,391
China	—	30,186	—	30,186
Denmark	—	3,562,512	—	3,562,512
Finland	—	2,142,985	—	2,142,985
France	566,738	21,885,237	—	22,451,975
Germany	177,042	18,789,236	—	18,966,278
Hong Kong	100,953	7,332,732	—	7,433,685
Ireland	2,637,983	938,989	—	3,576,972
Isle of Man	—	108,361	—	108,361
Israel	545,283	570,080	—	1,115,363
Italy	—	4,482,320	—	4,482,320
Japan	84,998	49,065,489	—	49,150,487
Luxembourg	—	418,987	—	418,987
Mexico	—	37,932	—	37,932
Netherlands	539,256	11,073,066	—	11,612,322
New Zealand	—	442,265	—	442,265
Norway	—	1,522,451	—	1,522,451
Portugal	—	339,384	—	339,384
Singapore	70,518	2,530,107	—	2,600,625
Spain	—	6,316,305	—	6,316,305
Sweden	306,397	5,347,050	—	5,653,447
Switzerland	473,371	18,071,090	—	18,544,461
United Arab Emirates	—	108,750	—	108,750
United Kingdom	2,003,310	30,863,773	—	32,867,083
United States	349,612,151	—	—	349,612,151
Preferred Stocks	—	1,159,876	—	1,159,876
Short-Term Securities	4,504,716	—	—	4,504,716

	$382,368,016	$204,905,872	$—	$587,273,888

Derivative Financial Instruments(a)
Assets:
Equity contracts	$11,546	$—	$—	$11,546
Liabilities:
Equity contracts	(8,078)	—	—	(8,078)

	$3,468	$—	$—	$3,468

(a)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 97.9%

Aerospace & Defense — 2.0%
Arconic, Inc.	45,044	$977,004
Curtiss-Wright Corp.	4,459	593,181
Harris Corp.	12,237	2,018,493
HEICO Corp.	3,837	293,032
HEICO Corp., Class A	7,586	491,193
Hexcel Corp.(a)	9,015	622,125
Huntington Ingalls Industries, Inc.	4,514	1,051,988
L3 Technologies, Inc.	8,108	1,738,680
Rockwell Collins, Inc.	16,862	2,343,649
Spirit Aerosystems Holdings, Inc., Class A	11,716	1,092,517
Teledyne Technologies, Inc.(b)	3,595	788,815
Textron, Inc.	26,509	1,809,769
TransDigm Group, Inc.	4,996	1,876,198

		15,696,644
Air Freight & Logistics — 0.5%
C.H. Robinson Worldwide, Inc.	14,096	1,300,074
Expeditors International of Washington, Inc.	18,003	1,371,289
XPO Logistics, Inc.(b)	12,117	1,208,307

		3,879,670
Airlines — 0.7%
Alaska Air Group, Inc.	12,188	765,772
American Airlines Group, Inc.	43,781	1,731,101
Copa Holdings SA, Class A	3,089	300,683
JetBlue Airways Corp.(b)	32,157	578,826
United Continental Holdings, Inc.(b)	25,694	2,065,798

		5,442,180
Auto Components — 0.9%
Adient PLC	9,561	455,390
Aptiv PLC	27,375	2,684,666
BorgWarner, Inc.	21,986	1,011,796
Gentex Corp.	27,734	643,429
Goodyear Tire & Rubber Co.	24,250	587,093
Lear Corp.	6,750	1,215,877
Visteon Corp.(b)	3,020	353,582

		6,951,833
Automobiles — 0.2%
Harley-Davidson, Inc.	16,846	722,525
Thor Industries, Inc.	5,095	483,261

		1,205,786
Banks — 4.6%
Associated Banc-Corp	18,154	490,158
Bank of Hawaii Corp.	4,224	339,990
Bank OZK	12,177	498,039
BankUnited, Inc.	10,671	414,675
BOK Financial Corp.	2,622	255,199
CIT Group, Inc.	12,860	680,680
Citizens Financial Group, Inc.	50,534	2,010,243
Comerica, Inc.	17,771	1,722,721
Commerce Bancshares, Inc.	9,639	643,885
Cullen/Frost Bankers, Inc.	5,786	639,295
East West Bancorp, Inc.	15,078	976,150
Fifth Third Bancorp	70,602	2,089,113
First Citizens BancShares, Inc., Class A	798	324,642
First Hawaiian, Inc.	7,031	198,696
First Horizon National Corp.	32,684	584,717
First Republic Bank	16,529	1,634,057
FNB Corp.	36,049	462,509
Huntington Bancshares, Inc.	113,990	1,760,006
KeyCorp	108,621	2,266,920
M&T Bank Corp.	14,881	2,579,621

Security	Shares	Value
Banks (continued)
PacWest Bancorp	12,711	$638,346
People’s United Financial, Inc.	34,773	633,912
Pinnacle Financial Partners, Inc.	7,698	481,125
Popular, Inc.	10,335	512,926
Prosperity Bancshares, Inc.	6,761	474,284
Regions Financial Corp.	115,819	2,155,392
Signature Bank	5,471	600,223
Sterling Bancorp	22,520	499,944
SunTrust Banks, Inc.	47,529	3,425,415
SVB Financial Group(b)	5,455	1,679,485
Synovus Financial Corp.	11,871	586,665
TCF Financial Corp.	16,535	415,194
Texas Capital Bancshares, Inc.(b)	5,015	455,362
Umpqua Holdings Corp.	22,300	474,990
Webster Financial Corp.	9,330	602,065
Western Alliance Bancorp(b)	10,145	575,424
Wintrust Financial Corp.	5,785	507,518
Zions Bancorporation	20,471	1,058,351

		36,347,937
Beverages — 0.4%
Brown-Forman Corp., Class A	5,143	273,967
Brown-Forman Corp., Class B	29,168	1,552,321
Keurig Dr Pepper, Inc.	17,865	428,939
Molson Coors Brewing Co., Class B	18,015	1,207,005

		3,462,232
Biotechnology — 1.5%
Agios Pharmaceuticals, Inc.(a)(b)	5,153	445,271
Alkermes PLC(b)	15,570	682,744
Alnylam Pharmaceuticals, Inc.(b)	9,305	883,975
BioMarin Pharmaceutical, Inc.(b)	18,299	1,840,147
Bluebird Bio, Inc.(a)(b)	5,535	857,371
Exact Sciences Corp.(b)	12,120	708,414
Exelixis, Inc.(b)	29,687	614,521
Incyte Corp.(b)	18,241	1,213,756
Ionis Pharmaceuticals, Inc.(b)	12,598	550,281
Neurocrine Biosciences, Inc.(a)(b)	9,275	932,045
Sage Therapeutics, Inc.(a)(b)	4,600	663,872
Sarepta Therapeutics, Inc.(b)	6,267	728,476
Seattle Genetics, Inc.(b)	11,137	784,045
TESARO, Inc.(a)(b)	4,030	140,365
United Therapeutics Corp.(b)	4,345	534,044

		11,579,327
Building Products — 0.8%
Allegion PLC	9,612	783,763
AO Smith Corp.	14,390	856,637
Armstrong World Industries, Inc.(b)	4,659	316,346
Fortune Brands Home & Security, Inc.	15,622	906,076
Lennox International, Inc.	3,715	806,452
Masco Corp.	32,394	1,306,450
Owens Corning	11,463	713,228
USG Corp.(b)	8,333	360,152

		6,049,104
Capital Markets — 3.0%
Affiliated Managers Group, Inc.	5,484	877,495
Ameriprise Financial, Inc.	14,822	2,159,121
BGC Partners, Inc., Class A	26,682	286,565
Cboe Global Markets, Inc.	11,590	1,125,737
E*Trade Financial Corp.(b)	27,487	1,643,997
Eaton Vance Corp.	11,718	622,577
Evercore, Inc., Class A	4,071	460,023
Franklin Resources, Inc.	33,004	1,132,697
Invesco Ltd.	42,577	1,149,153

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) July 31, 2018	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Capital Markets (continued)
Lazard Ltd., Class A	11,766	$638,894
Legg Mason, Inc.	8,689	296,555
LPL Financial Holdings, Inc.	8,965	594,290
Moody’s Corp.	17,047	2,917,083
MSCI, Inc.	9,104	1,512,994
Nasdaq, Inc.	11,962	1,093,327
Northern Trust Corp.	21,324	2,329,007
Raymond James Financial, Inc.	13,587	1,244,433
SEI Investments Co.	13,512	809,909
T. Rowe Price Group, Inc.	24,225	2,884,713
Virtu Financial, Inc., Class A	3,824	77,054

		23,855,624
Chemicals — 2.0%
Albemarle Corp.	11,422	1,075,952
Ashland Global Holdings, Inc.	6,544	537,328
Axalta Coating Systems Ltd.(b)	21,958	664,230
Cabot Corp.	6,168	407,705
Celanese Corp., Series A	14,005	1,654,131
CF Industries Holdings, Inc.	24,216	1,075,675
Chemours Co.	18,040	826,412
Eastman Chemical Co.	14,734	1,526,737
FMC Corp.	13,897	1,249,062
Huntsman Corp.	22,061	739,705
International Flavors & Fragrances, Inc.	8,139	1,080,534
Mosaic Co.	36,450	1,097,510
NewMarket Corp.	788	322,639
Olin Corp.	16,736	493,879
Platform Specialty Products Corp.(b)	22,979	284,020
RPM International, Inc.	13,579	874,080
Scotts Miracle-Gro Co., Class A	4,104	325,981
Valvoline, Inc.	19,688	444,752
Versum Materials, Inc.	11,535	444,674
Westlake Chemical Corp.	3,736	400,574
WR Grace & Co.	6,769	499,958

		16,025,538
Commercial Services & Supplies — 1.0%
ADT, Inc.	10,647	95,930
Cintas Corp.	8,980	1,836,230
Clean Harbors, Inc.(b)	5,148	293,076
Copart, Inc.(b)	21,002	1,205,305
Iron Mountain, Inc.	29,474	1,034,832
KAR Auction Services, Inc.	13,651	811,552
Republic Services, Inc.	22,311	1,617,101
Rollins, Inc.	10,157	558,026
Stericycle, Inc.(a)(b)	8,376	585,147

		8,037,199
Communications Equipment — 1.1%
Arista Networks, Inc.(b)	5,869	1,500,879
ARRIS International PLC(b)	17,785	449,249
CommScope Holding Co., Inc.(b)	19,259	618,406
EchoStar Corp., Class A(b)	4,642	208,844
F5 Networks, Inc.(b)	6,368	1,091,348
Juniper Networks, Inc.	35,073	923,823
Motorola Solutions, Inc.	16,751	2,031,896
Palo Alto Networks, Inc.(b)	9,161	1,816,260
Ubiquiti Networks, Inc.(a)(b)	1,883	155,498

		8,796,203
Construction & Engineering — 0.3%
AECOM(a)(b)	16,307	547,263
Fluor Corp.	14,203	727,904
Jacobs Engineering Group, Inc.	13,401	906,309
Quanta Services, Inc.(b)	15,299	521,237

		2,702,713

Security	Shares	Value
Construction Materials — 0.4%
Eagle Materials, Inc.	4,744	$471,317
Martin Marietta Materials, Inc.	6,489	1,294,036
Vulcan Materials Co.	13,568	1,519,616

		3,284,969
Consumer Finance — 1.0%
Ally Financial, Inc.	44,776	1,198,206
Credit Acceptance Corp.(b)	1,136	435,769
Discover Financial Services	35,922	2,565,190
Navient Corp.	26,394	348,665
OneMain Holdings, Inc.(b)	7,707	256,258
Santander Consumer USA Holdings, Inc.	11,385	219,047
SLM Corp.(b)	43,569	491,894
Synchrony Financial	77,997	2,257,233

		7,772,262
Containers & Packaging — 1.5%
AptarGroup, Inc.	6,263	641,519
Ardagh Group SA	1,985	31,502
Avery Dennison Corp.	9,122	1,046,111
Ball Corp.	35,485	1,382,851
Bemis Co., Inc.	9,230	423,749
Berry Global Group, Inc.(b)	13,431	656,104
Crown Holdings, Inc.(b)	13,630	617,030
Graphic Packaging Holding Co.	31,245	453,990
International Paper Co.	42,592	2,288,468
Owens-Illinois, Inc.(b)	16,657	311,153
Packaging Corp. of America	9,699	1,095,017
Sealed Air Corp.	16,255	716,358
Silgan Holdings, Inc.	8,063	221,813
Sonoco Products Co.	9,962	556,079
WestRock Co.	26,503	1,536,644

		11,978,388
Distributors — 0.4%
Genuine Parts Co.	14,784	1,438,631
LKQ Corp.(b)	31,929	1,070,260
Pool Corp.	4,122	631,697

		3,140,588
Diversified Consumer Services — 0.5%
2U, Inc.(b)	5,460	413,104
Bright Horizons Family Solutions, Inc.(b)	5,839	624,715
Graham Holdings Co., Class B	419	234,221
Grand Canyon Education, Inc.(b)	4,761	554,799
H&R Block, Inc.	21,208	533,593
Service Corp. International	18,562	730,415
ServiceMaster Global Holdings, Inc.(b)	13,794	786,120

		3,876,967
Diversified Financial Services — 0.5%
AXA Equitable Holdings, Inc.(b)	14,000	307,860
FactSet Research Systems, Inc.	3,952	795,775
Interactive Brokers Group, Inc., Class A	7,174	429,435
Jefferies Financial Group, Inc.	31,415	761,814
MarketAxess Holdings, Inc.	3,713	719,468
Morningstar, Inc.	1,855	244,860
Voya Financial, Inc.	17,775	897,993

		4,157,205
Diversified Telecommunication Services — 0.3%
CenturyLink, Inc.	98,803	1,854,532
Zayo Group Holdings, Inc.(b)	20,113	745,991

		2,600,523
Electric Utilities — 2.4%
Alliant Energy Corp.	23,521	1,010,697
Avangrid, Inc.	5,830	291,850

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Electric Utilities (continued)
Edison International	32,674	$2,177,069
Entergy Corp.	18,345	1,491,082
Evergy, Inc.	27,942	1,567,267
Eversource Energy	32,530	1,975,222
FirstEnergy Corp.	49,157	1,741,632
Hawaiian Electric Industries, Inc.	11,055	388,804
OGE Energy Corp.	21,179	767,527
PG&E Corp.	53,273	2,295,001
Pinnacle West Capital Corp.	11,933	959,771
PPL Corp.	72,286	2,079,668
Xcel Energy, Inc.	52,149	2,443,702

		19,189,292
Electrical Equipment — 0.9%
Acuity Brands, Inc.	4,114	571,969
AMETEK, Inc.	23,734	1,846,505
GrafTech International Ltd.	3,593	76,172
Hubbell, Inc.	5,527	681,203
nVent Electric PLC(b)	16,461	451,031
Regal-Beloit Corp.	4,420	379,899
Rockwell Automation, Inc.	12,892	2,418,024
Sensata Technologies Holding PLC(b)	17,781	966,753

		7,391,556
Electronic Equipment, Instruments & Components — 2.0%
Amphenol Corp., Class A	30,294	2,832,792
Arrow Electronics, Inc.(b)	8,868	672,549
Avnet, Inc.	11,862	520,149
CDW Corp.	15,306	1,287,082
Cognex Corp.	16,798	886,598
Coherent, Inc.(b)	2,516	397,679
Corning, Inc.	84,227	2,794,652
Dolby Laboratories, Inc., Class A	6,244	402,426
FLIR Systems, Inc.	13,628	798,601
IPG Photonics Corp.(b)	3,650	598,746
Jabil, Inc.	16,953	477,566
Keysight Technologies, Inc.(b)	19,417	1,126,186
Littelfuse, Inc.	2,439	528,824
National Instruments Corp.	11,192	490,321
Trimble, Inc.(b)	26,573	938,027
Universal Display Corp.	4,361	419,964
Zebra Technologies Corp., Class A(b)	5,355	738,615

		15,910,777
Energy Equipment & Services — 0.6%
Apergy Corp.(b)	7,978	327,098
Helmerich & Payne, Inc.	10,713	657,243
Nabors Industries Ltd.	34,469	206,125
National Oilwell Varco, Inc.	39,442	1,917,670
Patterson-UTI Energy, Inc.	22,462	386,346
RPC, Inc.	6,073	89,880
Transocean Ltd.(b)	43,915	565,186
Weatherford International PLC(a)(b)	102,105	346,136

		4,495,684
Equity Real Estate Investment Trusts (REITs) — 8.5%
AGNC Investment Corp.	43,078	838,729
Alexandria Real Estate Equities, Inc.	10,665	1,359,148
American Campus Communities, Inc.	13,781	568,466
American Homes 4 Rent, Class A	26,135	578,629
Annaly Capital Management, Inc.	119,427	1,280,257
Apartment Investment & Management Co., Class A	15,791	673,486
Apple Hospitality REIT, Inc.	22,145	398,389
AvalonBay Communities, Inc.	14,213	2,513,569
Boston Properties, Inc.	15,881	1,993,542
Brandywine Realty Trust	17,197	283,579

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Brixmor Property Group, Inc.	30,947	$547,452
Camden Property Trust	9,008	834,051
Chimera Investment Corp.	21,158	404,118
Colony Capital, Inc.	48,194	296,875
Columbia Property Trust, Inc.	12,042	279,134
CoreSite Realty Corp.	3,496	391,902
Corporate Office Properties Trust	10,338	307,452
CubeSmart	18,615	565,151
CyrusOne, Inc.	9,928	614,742
DCT Industrial Trust, Inc.	9,882	660,809
DDR Corp.	15,754	215,830
Digital Realty Trust, Inc.	21,128	2,565,362
Douglas Emmett, Inc.	16,253	631,266
Duke Realty Corp.	37,021	1,078,051
Empire State Realty Trust, Inc., Class A	13,547	225,828
EPR Properties	7,467	496,481
Equity Commonwealth(b)	11,918	384,236
Equity LifeStyle Properties, Inc.	8,843	804,625
Equity Residential	36,827	2,409,591
Essex Property Trust, Inc.	6,802	1,635,541
Extra Space Storage, Inc.(a)	12,448	1,169,739
Federal Realty Investment Trust	7,435	933,092
Forest City Realty Trust, Inc., Class A	21,828	545,045
Gaming and Leisure Properties, Inc.	21,106	766,570
GGP, Inc.(b)	64,188	1,368,488
HCP, Inc.	48,871	1,265,759
Healthcare Trust of America, Inc., Class A	20,603	562,874
Highwoods Properties, Inc.	11,237	551,849
Hospitality Properties Trust	16,340	461,932
Host Hotels & Resorts, Inc.	75,556	1,582,143
Hudson Pacific Properties, Inc.	16,499	565,256
Invitation Homes, Inc.(a)	30,405	702,660
JBG SMITH Properties	10,369	378,468
Kilroy Realty Corp.	9,827	716,880
Kimco Realty Corp.	41,146	686,727
Lamar Advertising Co., Class A	8,431	620,775
Liberty Property Trust	15,773	676,031
Life Storage, Inc.	4,624	443,719
Macerich Co.(a)	13,772	813,374
Medical Properties Trust, Inc.	36,354	523,861
MFA Financial, Inc.	39,707	319,641
Mid-America Apartment Communities, Inc.	11,895	1,198,778
National Retail Properties, Inc.	15,511	691,946
New Residential Investment Corp.	33,846	605,505
Omega Healthcare Investors, Inc.	19,998	593,741
Outfront Media, Inc.	14,358	305,107
Paramount Group, Inc.	20,844	321,831
Park Hotels & Resorts, Inc.	20,370	637,174
Rayonier, Inc.	12,974	454,220
Realty Income Corp.	29,549	1,647,948
Regency Centers Corp.	15,880	1,010,444
Retail Properties of America, Inc., Class A	22,413	281,283
Retail Value, Inc.(a)(b)	1,466	48,437
SBA Communications Corp.(b)	11,726	1,855,639
Senior Housing Properties Trust	23,634	421,631
SL Green Realty Corp.	8,936	921,391
Spirit Realty Capital, Inc.	43,859	367,100
Starwood Property Trust, Inc.	26,108	596,307
STORE Capital Corp.	18,050	495,472
Sun Communities, Inc.	7,932	769,087
Taubman Centers, Inc.	6,048	375,278
UDR, Inc.	28,290	1,088,599
Uniti Group, Inc.	16,636	294,124
Ventas, Inc.	36,677	2,067,849

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) July 31, 2018	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
VEREIT, Inc.	97,872	$746,763
VICI Properties, Inc.	28,813	586,345
Vornado Realty Trust	17,957	1,291,467
Weingarten Realty Investors	12,310	372,008
Welltower, Inc.	38,309	2,398,143
Weyerhaeuser Co.	77,900	2,662,622
WP Carey, Inc.	10,872	710,811

		67,308,224
Food & Staples Retailing — 0.5%
Casey’s General Stores, Inc.	3,790	414,550
Kroger Co.	87,483	2,537,007
Sprouts Farmers Market, Inc.(a)(b)	13,223	284,162
U.S. Foods Holding Corp.(b)	21,806	737,261

		3,972,980
Food Products — 2.4%
Archer-Daniels-Midland Co.	57,368	2,768,580
Bunge Ltd.	14,566	1,006,948
Campbell Soup Co.	17,948	734,073
Conagra Brands, Inc.	38,957	1,430,112
Flowers Foods, Inc.	18,170	370,668
Hain Celestial Group, Inc.(b)	9,712	276,209
Hershey Co.	14,528	1,426,795
Hormel Foods Corp.	27,527	990,146
Ingredion, Inc.	7,281	737,565
J.M. Smucker Co.	11,376	1,264,101
Kellogg Co.	25,514	1,812,259
Lamb Weston Holdings, Inc.	14,950	1,050,537
McCormick & Co., Inc.	12,535	1,473,364
Pilgrim’s Pride Corp.(b)	5,482	97,689
Pinnacle Foods, Inc.	12,293	816,501
Post Holdings, Inc.(b)	6,617	572,768
TreeHouse Foods, Inc.(b)	5,607	266,276
Tyson Foods, Inc., Class A	29,968	1,727,655

		18,822,246
Gas Utilities — 0.3%
Atmos Energy Corp.	11,320	1,039,969
National Fuel Gas Co.	8,119	435,990
UGI Corp.	17,923	952,428

		2,428,387
Health Care Equipment & Supplies — 3.2%
ABIOMED, Inc.(b)	4,366	1,547,878
Align Technology, Inc.(b)	8,162	2,910,977
Cantel Medical Corp.	3,770	349,517
Cooper Cos., Inc.(a)	5,002	1,303,021
DENTSPLY SIRONA, Inc.	22,765	1,095,224
DexCom, Inc.(b)	8,845	841,425
Edwards Lifesciences Corp.(b)	21,599	3,076,778
Hill-Rom Holdings, Inc.	6,777	638,393
Hologic, Inc.(b)	27,674	1,187,491
ICU Medical, Inc.(b)	1,579	452,857
IDEXX Laboratories, Inc.(b)	8,837	2,164,447
Insulet Corp.(b)	5,908	491,309
Integra LifeSciences Holdings Corp.(b)	7,331	456,941
Masimo Corp.(b)	4,564	453,753
ResMed, Inc.	14,580	1,542,273
STERIS PLC	8,764	1,003,215
Teleflex, Inc.	4,717	1,286,373
Varian Medical Systems, Inc.(b)	9,440	1,089,848
West Pharmaceutical Services, Inc.	7,405	811,958
Zimmer Biomet Holdings, Inc.	20,964	2,631,401

		25,335,079

Security	Shares	Value
Health Care Providers & Services — 2.2%
Acadia Healthcare Co., Inc.(a)(b)	8,853	$349,516
AmerisourceBergen Corp.	16,520	1,351,832
Cardinal Health, Inc.	32,104	1,603,595
Centene Corp.(b)	21,088	2,748,399
Chemed Corp.	1,575	497,747
DaVita, Inc.(b)	14,094	990,526
Encompass Health Corp.	9,932	751,157
Envision Healthcare Corp.(b)	12,141	537,361
Henry Schein, Inc.(b)	15,631	1,241,258
Laboratory Corp. of America Holdings(b)	10,548	1,849,486
MEDNAX, Inc.(b)	9,288	397,434
Molina Healthcare, Inc.(b)	6,253	650,875
Penumbra, Inc.(b)	3,110	442,398
Premier, Inc., Class A(b)	5,111	191,151
Quest Diagnostics, Inc.	14,056	1,514,112
Universal Health Services, Inc., Class B	8,849	1,080,463
WellCare Health Plans, Inc.(b)	4,407	1,178,520

		17,375,830
Health Care Technology — 0.5%
athenahealth, Inc.(b)	4,024	606,457
Cerner Corp.(b)	32,640	2,026,291
Veeva Systems, Inc., Class A(b)	12,492	944,770

		3,577,518
Hotels, Restaurants & Leisure — 2.6%
Aramark	25,372	1,020,208
Caesars Entertainment Corp.(a)(b)	59,869	676,520
Chipotle Mexican Grill, Inc.(b)	2,478	1,074,610
Choice Hotels International, Inc.	3,542	274,859
Darden Restaurants, Inc.	12,798	1,368,618
Domino’s Pizza, Inc.	4,381	1,150,713
Dunkin’ Brands Group, Inc.	8,396	584,613
Extended Stay America, Inc.	19,187	408,491
Hilton Grand Vacations, Inc.(b)	9,618	332,687
Hilton Worldwide Holdings, Inc.	28,844	2,268,869
Hyatt Hotels Corp., Class A	4,551	356,025
International Game Technology PLC	10,261	259,398
MGM Resorts International	53,645	1,682,844
Norwegian Cruise Line Holdings Ltd.(b)	21,330	1,067,140
Royal Caribbean Cruises Ltd.	17,407	1,962,813
Six Flags Entertainment Corp.	7,262	471,667
Vail Resorts, Inc.	4,160	1,151,779
Wendy’s Co.	19,085	318,338
Wyndham Destinations, Inc.	9,867	455,066
Wyndham Hotels & Resorts, Inc.	9,867	572,286
Wynn Resorts Ltd.	10,642	1,774,873
Yum China Holdings, Inc.	38,325	1,382,766

		20,615,183
Household Durables — 1.3%
D.R. Horton, Inc.	35,608	1,556,070
Garmin Ltd.	11,557	721,735
Leggett & Platt, Inc.	14,022	610,938
Lennar Corp., Class A	29,260	1,529,420
Lennar Corp., Class B	1,541	66,571
Mohawk Industries, Inc.(b)	6,496	1,223,587
Newell Brands, Inc.	45,941	1,203,195
NVR, Inc.(b)	329	907,852
PulteGroup, Inc.	26,192	746,210
Tempur Sealy International, Inc.(a)(b)	4,556	222,652
Toll Brothers, Inc.	14,286	503,724
Whirlpool Corp.	7,217	946,149

		10,238,103

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Household Products — 0.5%
Church & Dwight Co., Inc.	25,279	$1,413,096
Clorox Co.	13,369	1,807,088
Energizer Holdings, Inc.	6,025	383,672
Spectrum Brands Holdings, Inc.(b)	4,174	364,682

		3,968,538
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp.	67,475	901,466
NRG Energy, Inc.	32,511	1,029,624
Vistra Energy Corp.(b)	41,807	944,838

		2,875,928
Industrial Conglomerates — 0.6%
BWX Technologies, Inc.	10,156	667,859
Carlisle Cos., Inc.	6,036	741,462
Roper Technologies, Inc.	10,435	3,150,326
Seaboard Corp.	28	101,864

		4,661,511
Insurance — 3.8%
Alleghany Corp.	1,533	964,671
American Financial Group, Inc.	7,539	849,570
American National Insurance Co.	818	105,514
Arch Capital Group Ltd.(b)	39,979	1,221,758
Arthur J Gallagher & Co.	18,336	1,308,274
Aspen Insurance Holdings Ltd.	6,096	246,583
Assurant, Inc.	5,480	604,444
Assured Guaranty Ltd.	11,335	441,158
Athene Holding Ltd., Class A(b)	16,616	762,176
Axis Capital Holdings Ltd.	8,331	471,201
Brighthouse Financial, Inc.(b)	12,127	526,676
Brown & Brown, Inc.	23,336	682,811
Cincinnati Financial Corp.	15,896	1,202,215
CNA Financial Corp.	2,988	139,779
Erie Indemnity Co., Class A	2,463	306,003
Everest Re Group Ltd.	4,217	920,782
First American Financial Corp.	10,270	575,120
FNF Group	26,794	1,085,157
Hanover Insurance Group, Inc.	4,311	540,686
Hartford Financial Services Group, Inc.	36,720	1,935,144
Lincoln National Corp.	22,091	1,504,397
Loews Corp.	29,208	1,483,182
Markel Corp.(b)	1,383	1,618,110
Mercury General Corp.	2,702	138,964
Old Republic International Corp.	28,690	611,384
Principal Financial Group, Inc.	29,336	1,703,835
Reinsurance Group of America, Inc.	6,534	924,561
RenaissanceRe Holdings Ltd.	4,284	564,845
Torchmark Corp.	10,687	941,204
Unum Group	21,851	868,140
W.R. Berkley Corp.	9,661	732,400
White Mountains Insurance Group Ltd.	306	279,387
Willis Towers Watson PLC	13,517	2,154,880
XL Group Ltd.	26,047	1,464,623

		29,879,634
Internet & Direct Marketing Retail — 0.5%
Expedia Group, Inc.	12,435	1,664,300
Qurate Retail, Inc.(b)	45,257	963,522
TripAdvisor, Inc.(b)	10,545	611,505
Wayfair, Inc., Class A(a)(b)	5,676	617,662

		3,856,989
Internet Software & Services — 1.5%
Akamai Technologies, Inc.(a)(b)	17,178	1,292,816
DocuSign, Inc.(a)(b)	2,440	131,516
GoDaddy, Inc., Class A(b)	15,663	1,153,110

Security	Shares	Value
Internet Software & Services (continued)
GrubHub, Inc.(b)	9,299	$1,133,455
IAC/InterActiveCorp(b)	7,579	1,116,008
LogMeIn, Inc.	5,225	423,486
Match Group, Inc.(a)(b)	5,064	182,912
Nutanix, Inc., Class A(b)	10,778	526,937
Okta, Inc.(b)	8,681	431,012
Twilio, Inc., Class A(b)	7,270	420,860
Twitter, Inc.(b)	72,847	2,321,634
VeriSign, Inc.(b)	10,848	1,575,455
Zillow Group, Inc., Class A(b)	5,590	315,108
Zillow Group, Inc., Class C(a)(b)	11,953	665,782

		11,690,091
IT Services — 4.6%
Alliance Data Systems Corp.	5,008	1,126,199
Amdocs Ltd.	14,849	1,003,495
Black Knight, Inc.(b)	14,818	765,350
Booz Allen Hamilton Holding Corp.	14,368	679,175
Broadridge Financial Solutions, Inc.	12,129	1,370,335
Conduent, Inc.(b)	19,494	350,112
CoreLogic, Inc.(b)	8,263	402,408
DXC Technology Co.	29,360	2,487,966
EPAM Systems, Inc.(b)	5,147	670,191
Euronet Worldwide, Inc.(b)	4,978	457,677
Fidelity National Information Services, Inc.	33,798	3,485,588
First Data Corp., Class A(b)	48,870	1,136,716
Fiserv, Inc.(b)	41,855	3,159,215
FleetCor Technologies, Inc.(b)	9,193	1,994,881
Gartner, Inc.(b)	9,166	1,241,351
Genpact Ltd.	14,960	454,485
Global Payments, Inc.	16,415	1,847,837
Jack Henry & Associates, Inc.	7,998	1,077,331
Leidos Holdings, Inc.	14,858	1,016,584
Paychex, Inc.	32,911	2,271,517
Sabre Corp.	24,201	595,829
Square, Inc., Class A(b)	29,491	1,906,593
Switch, Inc., Class A(a)	4,094	53,304
Teradata Corp.(b)	12,258	469,359
Total System Services, Inc.	18,576	1,700,447
Western Union Co.	46,631	940,081
WEX, Inc.(b)	4,174	792,309
Worldpay, Inc., Class A(b)	30,109	2,474,659

		35,930,994
Leisure Products — 0.4%
Brunswick Corp.	8,778	564,425
Hasbro, Inc.	11,839	1,179,283
Mattel, Inc.(b)	34,850	553,070
Polaris Industries, Inc.	6,024	635,050

		2,931,828
Life Sciences Tools & Services — 1.5%
Agilent Technologies, Inc.	33,199	2,192,462
Bio-Rad Laboratories, Inc., Class A(b)	2,132	653,778
Bio-Techne Corp.	3,898	626,175
Bruker Corp.	10,241	331,808
Charles River Laboratories International, Inc.(b)	4,834	600,866
IQVIA Holdings, Inc.(b)	16,778	2,045,909
Mettler-Toledo International, Inc.(a)(b)	2,570	1,522,751
PerkinElmer, Inc.	11,520	912,154
PRA Health Sciences, Inc.(b)	5,107	536,950
QIAGEN NV(b)	22,416	809,666
Waters Corp.(a)(b)	8,074	1,592,758

		11,825,277
Machinery — 4.0%
AGCO Corp.	6,832	430,553

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) July 31, 2018	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Machinery (continued)
Allison Transmission Holdings, Inc.	12,706	$597,182
Colfax Corp.(b)	8,961	289,440
Crane Co.	5,133	464,896
Cummins, Inc.	15,767	2,251,685
Donaldson Co., Inc.	13,154	627,446
Dover Corp.	15,451	1,282,124
Flowserve Corp.	13,760	609,981
Fortive Corp.	31,592	2,593,071
Gardner Denver Holdings, Inc.(b)	10,539	301,521
Gates Industrial Corp. PLC(b)	4,512	70,252
Graco, Inc.	16,757	773,168
IDEX Corp.	7,952	1,221,268
Ingersoll-Rand PLC	25,470	2,509,050
ITT, Inc.	8,845	501,246
Lincoln Electric Holdings, Inc.	6,369	598,304
Middleby Corp.(a)(b)	5,551	568,867
Nordson Corp.	5,862	786,153
Oshkosh Corp.	7,439	559,785
PACCAR, Inc.	35,478	2,331,614
Parker-Hannifin Corp.	13,745	2,323,592
Pentair PLC	16,279	726,857
Snap-on, Inc.	5,712	968,698
Stanley Black & Decker, Inc.	15,970	2,387,036
Terex Corp.	7,045	310,825
Timken Co.	6,981	343,814
Toro Co.	10,638	640,301
Trinity Industries, Inc.	14,878	566,852
Valmont Industries, Inc.	2,245	313,514
WABCO Holdings, Inc.(b)	5,412	680,180
Wabtec Corp.	8,883	979,973
Welbilt, Inc.(b)	13,354	304,471
Xylem, Inc.	18,610	1,424,782

		31,338,501
Marine — 0.1%
Kirby Corp.(a)(b)	5,973	498,447

Media — 2.0%
AMC Networks, Inc., Class A(a)(b)	4,600	277,334
Cable One, Inc.	442	319,946
CBS Corp., Class B	34,065	1,794,204
Cinemark Holdings, Inc.	10,844	389,517
Discovery, Inc., Class A(a)(b)	15,707	417,492
Discovery, Inc., Class C(b)	34,897	856,721
DISH Network Corp., Class A(b)	22,444	708,333
GCI Liberty, Inc., Class A(b)	10,223	491,829
Interpublic Group of Cos., Inc.	40,044	902,992
John Wiley & Sons, Inc., Class A	4,522	285,564
Liberty Broadband Corp., Class A(b)	2,591	205,570
Liberty Broadband Corp., Class C(b)	11,028	876,395
Liberty Media Corp. — Liberty SiriusXM, Class A(b)	8,610	405,875
Liberty Media Corp. — Liberty SiriusXM, Class C(b)	17,779	839,702
Liberty Media Corp. — Liberty Formula One, Class A(b)	2,486	83,306
Liberty Media Corp. — Liberty Formula One, Class C(b)	20,672	728,688
Lions Gate Entertainment Corp., Class A	5,092	121,444
Lions Gate Entertainment Corp., Class B(a)	9,741	222,777
Live Nation Entertainment, Inc.(b)	13,975	688,688
Madison Square Garden Co., Class A(b)	1,868	583,152
News Corp., Class A	37,495	565,050
News Corp., Class B	12,298	188,159
Omnicom Group, Inc.	23,261	1,601,055
Sirius XM Holdings, Inc.(a)	133,857	939,676
Tribune Media Co., Class A	8,811	298,252
Viacom, Inc., Class A(a)	799	27,486
Viacom, Inc., Class B	36,960	1,073,688

		15,892,895

Security	Shares	Value
Metals & Mining — 1.3%
Alcoa Corp.(b)	19,346	$837,102
Freeport-McMoRan, Inc.	149,118	2,460,447
Newmont Mining Corp.	54,287	1,991,247
Nucor Corp.	32,855	2,198,985
Reliance Steel & Aluminum Co.	7,094	639,879
Royal Gold, Inc.	6,843	578,986
Steel Dynamics, Inc.	23,601	1,111,371
United States Steel Corp.	17,994	655,521

		10,473,538
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Two Harbors Investment Corp.	24,871	385,500

Multi-Utilities — 2.5%
Ameren Corp.	24,688	1,532,137
CenterPoint Energy, Inc.	44,621	1,270,806
CMS Energy Corp.	28,600	1,382,524
Consolidated Edison, Inc.	31,942	2,521,182
DTE Energy Co.	18,585	2,017,216
MDU Resources Group, Inc.	19,541	566,689
NiSource, Inc.	36,725	961,461
Public Service Enterprise Group, Inc.	51,773	2,669,416
SCANA Corp.	14,559	582,215
Sempra Energy	27,148	3,138,037
Vectren Corp.	8,709	622,432
WEC Energy Group, Inc.	32,436	2,152,777

		19,416,892
Multiline Retail — 1.2%
Burlington Stores, Inc.(b)	6,932	1,059,279
Dollar General Corp.	27,666	2,715,418
Dollar Tree, Inc.(b)	24,176	2,206,785
Kohl’s Corp.	17,335	1,280,536
Macy’s, Inc.	31,739	1,260,991
Nordstrom, Inc.	11,993	628,553

		9,151,562
Oil, Gas & Consumable Fuels — 4.6%
Andeavor	14,480	2,172,869
Antero Resources Corp.(b)	24,674	506,804
Apache Corp.	39,439	1,814,194
Cabot Oil & Gas Corp.	46,242	1,086,687
Centennial Resource Development, Inc., Class A(b)	18,776	337,217
Cheniere Energy, Inc.(b)	21,621	1,372,933
Chesapeake Energy Corp.(b)	90,967	429,364
Cimarex Energy Co.	9,575	944,095
CNX Resources Corp.(b)	21,804	354,969
Concho Resources, Inc.(b)	20,023	2,920,355
Continental Resources, Inc.(b)	8,833	564,164
Devon Energy Corp.	53,857	2,424,104
Diamondback Energy, Inc.(a)	10,163	1,341,008
Energen Corp.(b)	8,864	657,531
EQT Corp.	27,395	1,360,984
Extraction Oil & Gas, Inc.(a)(b)	11,250	170,100
Hess Corp.	27,365	1,795,965
HollyFrontier Corp.	16,470	1,228,333
Kosmos Energy Ltd.(a)(b)	23,697	179,623
Marathon Oil Corp.	88,184	1,862,446
Murphy Oil Corp.	16,639	553,413
Newfield Exploration Co.(b)	20,112	577,617
Noble Energy, Inc.	49,599	1,790,028
ONEOK, Inc.	42,177	2,970,948
Parsley Energy, Inc., Class A(b)	26,988	848,233
PBF Energy, Inc., Class A	11,397	532,240
QEP Resources, Inc.(b)	24,152	250,939
Range Resources Corp.	20,878	322,147

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
SM Energy Co.	11,446	$314,879
Targa Resources Corp.	22,506	1,149,381
Whiting Petroleum Corp.(b)	9,077	450,673
Williams Cos., Inc.	85,581	2,546,035
WPX Energy, Inc.(b)	41,613	781,076

		36,611,354
Paper & Forest Products — 0.0%
Domtar Corp.	6,257	301,712

Personal Products — 0.2%
Coty, Inc., Class A	47,467	636,532
Herbalife Nutrition Ltd.(b)	11,623	600,096
Nu Skin Enterprises, Inc., Class A	5,568	405,629

		1,642,257
Pharmaceuticals — 0.7%
Catalent, Inc.(b)	14,864	619,829
Jazz Pharmaceuticals PLC(b)	6,118	1,058,903
Mylan NV(b)	52,935	1,975,005
Nektar Therapeutics(b)	15,820	832,132
Perrigo Co. PLC	13,400	1,078,968

		5,564,837
Professional Services — 1.4%
CoStar Group, Inc.(b)	3,686	1,532,823
Dun & Bradstreet Corp.	3,706	466,548
Equifax, Inc.	12,315	1,545,533
IHS Markit Ltd.(b)	40,060	2,124,382
ManpowerGroup, Inc.	6,642	619,433
Nielsen Holdings PLC	37,198	876,385
Robert Half International, Inc.	12,521	948,591
TransUnion	19,032	1,377,917
Verisk Analytics, Inc.(b)	16,541	1,829,765

		11,321,377
Real Estate Management & Development — 0.4%
CBRE Group, Inc., Class A(b)	32,695	1,628,211
Howard Hughes Corp.(b)	3,929	532,576
Jones Lang LaSalle, Inc.(a)	4,588	784,594
Realogy Holdings Corp.	12,867	281,401

		3,226,782
Road & Rail — 0.7%
AMERCO	689	259,808
Genesee & Wyoming, Inc., Class A(b)	6,021	517,806
JB Hunt Transport Services, Inc.	8,852	1,061,355
Kansas City Southern	10,696	1,243,624
Knight-Swift Transportation Holdings, Inc.	13,044	424,582
Landstar System, Inc.	4,269	474,499
Old Dominion Freight Line, Inc.	6,914	1,014,975
Ryder System, Inc.	5,259	411,780
Schneider National, Inc., Class B	4,532	118,467

		5,526,896
Semiconductors & Semiconductor Equipment — 3.1%
Advanced Micro Devices, Inc.(a)(b)	93,586	1,715,431
Analog Devices, Inc.	38,075	3,660,530
Cypress Semiconductor Corp.	36,194	644,615
First Solar, Inc.(b)	8,348	437,018
KLA-Tencor Corp.	16,174	1,899,151
Lam Research Corp.	16,889	3,219,719
Marvell Technology Group Ltd.	56,507	1,204,164
Maxim Integrated Products, Inc.	28,811	1,761,505
Microchip Technology, Inc.	23,750	2,218,963
MKS Instruments, Inc.	5,474	516,198
Monolithic Power Systems, Inc.	4,124	547,172
ON Semiconductor Corp.(a)(b)	43,030	948,812

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Qorvo, Inc.(a)(b)	13,041	$1,066,232
Skyworks Solutions, Inc.	18,759	1,774,226
Teradyne, Inc.	19,358	837,234
Xilinx, Inc.	26,339	1,898,252

		24,349,222
Software — 4.6%
ANSYS, Inc.(b)	8,616	1,455,070
Aspen Technology, Inc.(b)	7,217	691,316
Atlassian Corp. PLC, Class A(b)	9,390	679,930
Autodesk, Inc.(b)	22,614	2,904,542
CA, Inc.	32,394	1,432,139
Cadence Design Systems, Inc.(b)	28,927	1,275,392
CDK Global, Inc.	13,345	833,395
Ceridian HCM Holding, Inc.(b)	2,280	74,693
Citrix Systems, Inc.(b)	14,021	1,541,889
Dell Technologies, Inc., Class V(b)	20,552	1,901,471
Fair Isaac Corp.(b)	2,983	600,955
FireEye, Inc.(b)	18,721	290,737
Fortinet, Inc.(b)	14,508	912,698
Guidewire Software, Inc.(a)(b)	8,103	698,479
Manhattan Associates, Inc.(b)	6,829	328,612
Nuance Communications, Inc.(b)	29,950	442,362
Paycom Software, Inc.(a)(b)	5,024	533,800
Pegasystems, Inc.	3,926	218,286
Proofpoint, Inc.(b)	5,088	580,286
PTC, Inc.(b)	11,885	1,092,350
RealPage, Inc.(b)	7,113	391,926
Red Hat, Inc.(b)	18,229	2,574,482
ServiceNow, Inc.(b)	18,125	3,189,275
Splunk, Inc.(b)	15,035	1,444,864
SS&C Technologies Holdings, Inc.	21,001	1,114,523
Symantec Corp.	63,979	1,293,655
Synopsys, Inc.(b)	15,296	1,367,921
Tableau Software, Inc., Class A(b)	6,863	707,369
Take-Two Interactive Software, Inc.(b)	11,668	1,318,717
Tyler Technologies, Inc.(b)	3,936	885,561
Ultimate Software Group, Inc.(b)	3,021	836,485
Workday, Inc., Class A(b)	15,035	1,864,641
Zendesk, Inc.(b)	10,405	566,760
Zynga, Inc., Class A(b)	77,348	293,149

		36,337,730
Specialty Retail — 2.6%
Advance Auto Parts, Inc.	7,334	1,035,781
AutoNation, Inc.(b)	5,697	276,475
AutoZone, Inc.(b)	2,762	1,948,674
Best Buy Co., Inc.	24,897	1,868,022
CarMax, Inc.(b)	18,388	1,373,216
Dick’s Sporting Goods, Inc.	7,816	266,838
Floor & Decor Holdings, Inc., Class A(a)(b)	3,902	186,321
Foot Locker, Inc.	11,896	580,644
Gap, Inc.	22,132	667,722
L Brands, Inc.	23,496	744,118
Michaels Cos., Inc.(b)	11,212	228,837
O’Reilly Automotive, Inc.(b)	8,266	2,529,396
Penske Automotive Group, Inc.	3,568	186,250
Ross Stores, Inc.	38,048	3,326,537
Tiffany & Co.	12,739	1,752,377
Tractor Supply Co.	12,685	989,937
Ulta Salon Cosmetics & Fragrance, Inc.(b)	5,906	1,443,367
Urban Outfitters, Inc.(b)	7,565	335,886
Williams-Sonoma, Inc.	8,424	492,720

		20,233,118

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) July 31, 2018	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Technology Hardware, Storage & Peripherals — 0.7%
NCR Corp.(b)	11,883	$331,773
NetApp, Inc.	27,680	2,145,754
Pure Storage, Inc., Class A(b)	16,769	363,217
Western Digital Corp.	30,921	2,169,108
Xerox Corp.	22,584	586,506

		5,596,358
Textiles, Apparel & Luxury Goods — 1.4%
Carter’s, Inc.	4,689	491,548
Columbia Sportswear Co.	3,107	270,247
Hanesbrands, Inc.	36,650	815,829
Lululemon Athletica, Inc.(b)	10,153	1,217,852
Michael Kors Holdings Ltd.(a)(b)	14,509	968,186
PVH Corp.	7,968	1,223,247
Ralph Lauren Corp.	5,565	751,164
Skechers U.S.A., Inc., Class A(b)	13,477	373,582
Tapestry, Inc.	29,782	1,403,328
Under Armour, Inc., Class A(b)	18,974	378,911
Under Armour, Inc., Class C(b)	18,927	354,692
VF Corp.	33,307	3,066,575

		11,315,161
Thrifts & Mortgage Finance — 0.1%
New York Community Bancorp, Inc.	48,092	517,951
TFS Financial Corp.	5,282	80,392

		598,343
Trading Companies & Distributors — 0.9%
Air Lease Corp.	10,861	477,449
Fastenal Co.	29,586	1,684,331
HD Supply Holdings, Inc.(b)	18,778	825,856
MSC Industrial Direct Co., Inc., Class A	4,525	382,951
United Rentals, Inc.(b)	8,696	1,293,965
Univar, Inc.(b)	11,775	323,695
W.W. Grainger, Inc.	4,680	1,621,901
Watsco, Inc.	3,258	562,038
WESCO International, Inc.(b)	4,688	285,968

		7,458,154
Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	8,089	367,321

Security	Shares	Value
Water Utilities — 0.3%
American Water Works Co., Inc.	18,371	$1,621,240
Aqua America, Inc.	17,937	662,593

		2,283,833
Wireless Telecommunication Services — 0.2%
RingCentral, Inc., Class A(b)	6,733	496,559
Sprint Corp.(b)	65,612	356,273
Telephone & Data Systems, Inc.	10,027	253,182
United States Cellular Corp.(b)	1,406	48,310

		1,154,324

Total Common Stocks — 97.9% (Cost — $564,184,329)		772,170,655

Investment Companies — 0.6%
iShares Russell Mid-Cap ETF(e)	22,463	4,862,790

Total Investment Companies — 0.6% (Cost — $4,810,179)		4,862,790

Total Long-Term Investments — 98.5% (Cost — $568,994,508)		777,033,445

Short-Term Securities — 3.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.18%(c)(d)(e)	21,534,307	21,540,768
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.86%(c)(e)	8,615,078	8,615,078

Total Short-Term Securities — 3.8% (Cost — $30,151,101)		30,155,846

Total Investments — 102.3% (Cost — $599,145,609)		807,189,291
Liabilities in Excess of Other Assets — (2.3)%		(17,823,959)

Net Assets — 100.0%		$789,365,332

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

(e)

During the year ended July 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 07/31/17	Shares Purchased	Shares Sold		Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	81,453,184	—	(59,918,877	)(b)	21,534,307	$21,540,768	$116,274	(c)	$(6,653)	$4,746
BlackRock Cash Funds: Treasury, SL Agency Shares	13,788,517	—	(5,173,439	)(b)	8,615,078	8,615,078	103,318		—	—
iShares Russell Mid-Cap ETF	9,565	311,005	(298,107)		22,463	4,862,790	42,084		522,521	4,450

						$35,018,636	$261,676		$515,868	$9,196

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized marketindexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine suchindustry sub-classifications for reporting ease.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Russell Mid-Cap Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
S&P MidCap 400 E-Mini Index	31	09/21/18	$6,157	$4,663
S&P500 E-Mini Index	20	09/21/18	2,817	16,542

				$21,205

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$21,205	$—	$—	$—	$21,205

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$985,321	$—	$—	$—	$985,321

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$35,257	$—	$—	$—	$35,257

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — Long	$6,063,160
Average notional value of contracts — short	$—	(a)

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) July 31, 2018	iShares Russell Mid-Cap Index Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$772,170,655	$—	$—	$772,170,655
Investment Companies	4,862,790	—	—	4,862,790
Short-Term Securities:	30,155,846	—	—	30,155,846

	$807,189,291	$—	$—	$807,189,291

Derivative Financial Instruments(b)
Assets:
Equity contracts	$21,205	$—	$—	$21,205

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.1%

Aerospace & Defense — 1.5%
AAR Corp.	826	$39,161
Aerojet Rocketdyne Holdings, Inc.(a)	1,775	59,817
Aerovironment, Inc.(a)	515	37,909
Astronics Corp.(a)	521	21,366
Axon Enterprise, Inc.(a)	1,369	92,996
Cubic Corp.	703	47,874
Curtiss-Wright Corp.	1,173	156,044
Ducommun, Inc.(a)	296	9,866
Engility Holdings, Inc.(a)	482	16,677
Esterline Technologies Corp.(a)	695	59,284
HEICO Corp.(b)	975	74,461
HEICO Corp., Class A	2,017	130,601
Hexcel Corp.	2,264	156,239
Huntington Ingalls Industries, Inc.	1,105	257,520
KEYW Holding Corp.(a)	1,094	9,704
KLX, Inc.(a)	1,277	93,285
Kratos Defense & Security Solutions, Inc.(a)	2,199	28,411
Maxar Technologies Ltd.	1,427	69,880
Moog, Inc., Class A	829	62,183
National Presto Industries, Inc.	123	15,332
Sparton Corp.(a)	166	2,478
Spirit Aerosystems Holdings, Inc., Class A	2,868	267,441
Teledyne Technologies, Inc.(a)	892	195,723
Triumph Group, Inc.	1,259	26,250
Vectrus, Inc.(a)	253	7,947

		1,938,449
Air Freight & Logistics — 0.2%
Air Transport Services Group, Inc.(a)	1,437	32,376
Atlas Air Worldwide Holdings, Inc.(a)	609	40,833
Echo Global Logistics, Inc.(a)	691	23,805
Forward Air Corp.	829	52,973
Hub Group, Inc., Class A(a)	811	37,630
Park-Ohio Holdings Corp.	246	9,213
Radiant Logistics, Inc.(a)	682	2,721

		199,551
Airlines — 0.5%
Alaska Air Group, Inc.	3,102	194,899
Allegiant Travel Co.	322	39,799
Copa Holdings SA, Class A	793	77,191
Hawaiian Holdings, Inc.	1,302	52,210
JetBlue Airways Corp.(a)	8,238	148,284
SkyWest, Inc.	1,309	78,409
Spirit Airlines, Inc.(a)	1,792	77,844

		668,636
Auto Components — 0.9%
Adient PLC	2,383	113,502
American Axle & Manufacturing Holdings, Inc.(a)	2,801	46,833
Cooper Tire & Rubber Co.	1,273	36,344
Cooper-Standard Holding, Inc.(a)	450	60,660
Dana, Inc.	3,943	84,183
Dorman Products, Inc.(a)	659	49,214
Fox Factory Holding Corp.(a)	971	48,259
Gentex Corp.	6,915	160,428
Gentherm, Inc.(a)	926	41,948
Goodyear Tire & Rubber Co.	6,106	147,826
LCI Industries	631	58,020
Modine Manufacturing Co.(a)	1,249	21,795
Motorcar Parts of America, Inc.(a)(b)	517	11,167
Shiloh Industries, Inc.(a)	346	2,855
Spartan Motors, Inc.	751	11,077
Standard Motor Products, Inc.	555	27,051

Security	Shares	Value
Auto Components (continued)
Stoneridge, Inc.(a)	667	$22,678
Superior Industries International, Inc.	669	12,276
Tenneco, Inc.	1,293	59,607
Tower International, Inc.	522	16,861
Visteon Corp.(a)	749	87,693

		1,120,277
Automobiles — 0.3%
Harley-Davidson, Inc.	4,345	186,357
Thor Industries, Inc.	1,311	124,349
Winnebago Industries, Inc.	817	32,598

		343,304
Banks — 7.3%
1st Constitution Bancorp	172	3,827
1st Source Corp.	410	23,190
Access National Corp.	420	11,668
ACNB Corp.	203	6,963
Allegiance Bancshares, Inc.(a)	314	14,114
American National Bankshares, Inc.	237	9,551
Ameris Bancorp	1,108	51,633
Ames National Corp.	172	5,409
Arrow Financial Corp.	323	12,500
Associated Banc-Corp	4,347	117,369
Atlantic Capital Bancshares, Inc.(a)	651	11,620
Auburn National BanCorp., Inc.	63	3,055
BancFirst Corp.	454	28,193
Banco Latinoamericano de Comercio Exterior SA	783	18,612
Bancorp, Inc.(a)	1,337	12,982
BancorpSouth Bank	2,445	80,440
Bank of Commerce Holdings	301	3,763
Bank of Hawaii Corp.	1,049	84,434
Bank of Marin Bancorp	178	15,815
Bank of NT Butterfield & Son Ltd.	1,353	66,919
The Bank of Princeton(a)(b)	157	5,324
Bank OZK	3,080	125,972
BankUnited, Inc.	2,656	103,212
Bankwell Financial Group, Inc.	100	3,250
Banner Corp.	807	50,817
Bar Harbor Bankshares	342	9,908
Baycom Corp.(a)	265	6,429
BCB Bancorp, Inc.	341	5,081
Blue Hills Bancorp, Inc.	624	13,666
BOK Financial Corp.	658	64,043
Boston Private Financial Holdings, Inc.	2,027	29,189
Bridge Bancorp, Inc.	390	13,962
Bryn Mawr Bank Corp.	520	25,402
Business First Bancshares, Inc.	251	6,488
Byline Bancorp, Inc.(a)	407	9,174
C&F Financial Corp.	107	6,687
Cadence BanCorp	1,644	44,766
Cambridge Bancorp	91	8,185
Camden National Corp.	393	18,117
Capital City Bank Group, Inc.	289	7,000
Capstar Financial Holdings, Inc.	140	2,506
Carolina Financial Corp.	543	22,670
Cathay General Bancorp	2,128	88,504
CB Financial Services, Inc.	113	3,706
CBTX, Inc.	473	17,681
CenterState Bank Corp.	2,070	57,442
Central Pacific Financial Corp.	639	17,611
Central Valley Community Bancorp	222	4,771
Century Bancorp, Inc., Class A	53	4,100
Chemical Financial Corp.	1,801	102,297
Chemung Financial Corp.	55	2,473

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Banks (continued)
CIT Group, Inc.	3,222	$170,540
Citizens & Northern Corp.	230	6,228
City Holding Co.	386	31,065
Civista Bancshares, Inc.	201	4,971
CNB Financial Corp.	396	12,280
CoBiz Financial, Inc.	970	21,243
Codorus Valley Bancorp, Inc.	221	6,902
Columbia Banking System, Inc.	1,849	75,680
Commerce Bancshares, Inc.	2,483	165,864
Community Bank System, Inc.	1,271	80,391
Community Bankers Trust Corp.(a)	433	4,114
Community Financial Corp.	82	2,851
Community Trust Bancorp, Inc.	405	19,774
ConnectOne Bancorp, Inc.	748	18,550
County Bancorp, Inc.	96	2,538
Cullen/Frost Bankers, Inc.	1,448	159,990
Customers Bancorp, Inc.(a)	747	19,026
CVB Financial Corp.	2,655	63,508
Eagle Bancorp, Inc.(a)	823	44,483
East West Bancorp, Inc.	3,760	243,422
Enterprise Bancorp, Inc.	239	9,080
Enterprise Financial Services Corp.	632	35,550
Equity Bancshares, Inc., Class A(a)	344	13,932
Esquire Financial Holdings, Inc.(a)	148	3,780
Evans Bancorp, Inc.	95	4,451
Farmers & Merchants Bancorp, Inc.	240	11,194
Farmers Capital Bank Corp.	184	10,359
Farmers National Banc Corp.	659	10,528
FB Financial Corp.	323	13,747
FCB Financial Holdings, Inc., Class A(a)	1,075	54,825
Fidelity D&D Bancorp, Inc.(b)	63	3,966
Fidelity Southern Corp.	505	12,085
Financial Institutions, Inc.	425	13,472
First Bancorp, Inc.	202	6,161
First BanCorp, Puerto Rico(a)	5,396	44,355
First Bancorp/Southern Pines NC	807	33,426
First Bancshares, Inc.	311	11,989
First Bank/Hamilton	406	5,745
First Busey Corp.	1,106	35,082
First Business Financial Services, Inc.	252	5,988
First Choice Bancorp	154	4,420
First Citizens BancShares, Inc., Class A	200	81,364
First Commonwealth Financial Corp.	2,607	43,980
First Community Bancshares, Inc.	419	13,630
First Community Corp.	175	4,331
First Connecticut Bancorp, Inc.	308	9,579
First Financial Bancorp	2,441	74,084
First Financial Bankshares, Inc.	1,658	93,843
First Financial Corp.	332	17,065
First Financial Northwest, Inc.	162	2,861
First Foundation, Inc.(a)	830	13,048
First Guaranty Bancshares, Inc.	80	2,112
First Hawaiian, Inc.	1,733	48,975
First Horizon National Corp.	8,622	154,248
First Internet Bancorp	247	7,855
First Interstate Bancsystem, Inc., Class A	986	42,546
First Merchants Corp.	1,234	58,245
First Mid-Illinois Bancshares, Inc.	298	12,012
First Midwest Bancorp, Inc.	2,532	67,528
First Northwest Bancorp(a)	195	3,155
First of Long Island Corp.	641	13,974
First Savings Financial Group, Inc.	43	2,978
First United Corp.	165	3,086
FNB Corp.	8,642	110,877

Security	Shares	Value
Banks (continued)
Franklin Financial Network, Inc.(a)	333	$13,037
Fulton Financial Corp.	4,426	76,791
German American Bancorp, Inc.	535	19,602
Glacier Bancorp, Inc.	2,157	92,104
Great Southern Bancorp, Inc.	284	16,770
Great Western Bancorp, Inc.	1,519	63,570
Green Bancorp, Inc.	531	12,903
Guaranty Bancorp	641	19,262
Guaranty Bancshares, Inc.	194	6,084
Hancock Whitney Corp.	2,253	113,213
Hanmi Financial Corp.	835	20,917
HarborOne Bancorp, Inc.(a)	266	4,881
Heartland Financial USA, Inc.	755	44,356
Heritage Commerce Corp.	998	15,200
Heritage Financial Corp.	873	30,599
Home BancShares, Inc.	4,032	93,502
HomeTrust Bancshares, Inc.(a)	467	13,590
Hope Bancorp, Inc.	3,325	55,793
Horizon Bancorp	922	19,371
Howard Bancorp, Inc.(a)	337	5,426
Iberiabank Corp.	1,423	118,251
Independent Bank Corp.	1,262	75,457
Independent Bank Group, Inc.	622	41,736
International Bancshares Corp.	1,401	62,274
Investar Holding Corp.	165	4,422
Investors Bancorp, Inc.	6,283	78,663
Lakeland Bancorp, Inc.	1,321	25,627
Lakeland Financial Corp.	680	32,973
LCNB Corp.	146	2,716
LegacyTexas Financial Group, Inc.	1,229	53,867
Live Oak Bancshares, Inc.	661	18,805
Macatawa Bank Corp.	543	6,663
MB Financial, Inc.	2,158	104,555
MBT Financial Corp.	283	3,226
Mercantile Bank Corp.	413	14,670
Metropolitan Bank Holding Corp.(a)	167	8,206
Mid Penn Bancorp, Inc.	113	3,706
Middlefield Banc Corp.	52	2,636
Midland States Bancorp, Inc.	536	18,052
MidSouth Bancorp, Inc.(b)	440	6,226
MidWestOne Financial Group, Inc.	313	10,066
MutualFirst Financial, Inc.	99	3,802
MVB Financial Corp.(b)	194	3,201
National Bank Holdings Corp., Class A	732	28,973
National Bankshares, Inc.	140	6,615
National Commerce Corp.(a)	381	16,612
NBT Bancorp, Inc.	1,243	50,018
Nicolet Bankshares, Inc.(a)	187	10,350
Northeast Bancorp	166	3,561
Northrim BanCorp, Inc.	165	6,649
Norwood Financial Corp.	108	4,061
Oak Valley Bancorp	162	3,553
OFG Bancorp	1,110	18,481
Ohio Valley Banc Corp.	76	3,716
Old Line Bancshares, Inc.	428	14,672
Old National Bancorp	3,842	74,727
Old Second Bancorp, Inc.	754	11,687
Opus Bank	532	15,056
Origin Bancorp, Inc.	418	16,979
Orrstown Financial Services, Inc.	126	3,314
Pacific Mercantile Bancorp(a)	381	3,734
Pacific Premier Bancorp, Inc.(a)	1,161	42,957
PacWest Bancorp	3,316	166,530
Park National Corp.	393	43,041

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Banks (continued)
Parke Bancorp, Inc.	146	$3,446
Peapack Gladstone Financial Corp.	485	15,947
Penns Woods Bancorp, Inc.	108	4,925
People’s United Financial, Inc.	9,244	168,518
People’s Utah Bancorp	381	13,849
Peoples Bancorp of North Carolina, Inc.	91	2,856
Peoples Bancorp, Inc.	444	16,082
Peoples Financial Services Corp.	157	7,238
Pinnacle Financial Partners, Inc.	1,909	119,312
Popular, Inc.	2,622	130,130
Preferred Bank	369	22,967
Premier Financial Bancorp, Inc.	340	6,463
Prosperity Bancshares, Inc.	1,721	120,728
QCR Holdings, Inc.	342	14,860
RBB Bancorp	345	10,409
Reliant Bancorp Inc.	251	6,955
Renasant Corp.	1,245	55,627
Republic Bancorp, Inc., Class A	291	13,930
Republic First Bancorp, Inc.(a)	993	7,845
S&T Bancorp, Inc.	847	37,912
Sandy Spring Bancorp, Inc.	961	37,585
SB One Bancorp	182	5,214
Seacoast Banking Corp. of Florida(a)	1,151	33,736
Select Bancorp, Inc.(a)	253	3,292
ServisFirst Bancshares, Inc.	1,188	50,193
Shore Bancshares, Inc.	294	5,680
Sierra Bancorp	313	9,246
Signature Bank	1,376	150,961
Simmons First National Corp., Class A	2,283	68,033
SmartFinancial, Inc.(a)	279	7,170
South State Corp.	916	76,669
Southern First Bancshares, Inc.(a)	145	6,373
Southern National Bancorp of Virginia, Inc.	539	9,454
Southside Bancshares, Inc.	804	27,569
State Bank Financial Corp.	1,057	33,243
Sterling Bancorp	5,654	125,519
Stock Yards Bancorp, Inc.	557	21,250
Summit Financial Group, Inc.	213	5,453
Synovus Financial Corp.	2,958	146,184
TCF Financial Corp.	4,396	110,384
Texas Capital Bancshares, Inc.(a)	1,259	114,317
Tompkins Financial Corp.	382	32,730
TowneBank	1,678	54,199
Trico Bancshares	747	28,999
TriState Capital Holdings, Inc.(a)	582	17,111
Triumph Bancorp, Inc.(a)	606	23,240
Trustmark Corp.	1,748	61,512
UMB Financial Corp.	1,160	83,392
Umpqua Holdings Corp.	5,533	117,853
Union Bankshares Corp.	1,657	67,125
Union Bankshares, Inc.	121	6,395
United Bankshares, Inc.	2,589	95,664
United Community Banks, Inc.	1,963	58,949
United Security Bancshares	244	2,623
Unity Bancorp, Inc.	154	3,758
Univest Corp. of Pennsylvania	758	20,693
Valley National Bancorp	8,607	100,272
Veritex Holdings, Inc.(a)	575	17,721
Washington Trust Bancorp, Inc.	392	22,912
Webster Financial Corp.	2,314	149,322
WesBanco, Inc.	1,230	60,110
West BanCorp., Inc.	427	10,590
Westamerica BanCorp	671	40,273
Western Alliance Bancorp(a)	2,638	149,627

Security	Shares	Value
Banks (continued)
Wintrust Financial Corp.	1,407	$123,436
Zions Bancorporation	5,106	263,980

		9,263,488
Beverages — 0.1%
Boston Beer Co., Inc., Class A(a)(b)	222	61,039
Castle Brands, Inc.(a)(b)	1,688	2,076
Celsius Holdings, Inc.(a)(b)	659	2,814
Coca-Cola Bottling Co. Consolidated	121	17,560
Craft Brew Alliance, Inc.(a)	318	6,296
MGP Ingredients, Inc.(b)	347	28,478
National Beverage Corp.(a)	291	30,704
Primo Water Corp.(a)	666	11,688

		160,655
Biotechnology — 4.6%
Abeona Therapeutics, Inc.(a)(b)	827	11,950
ACADIA Pharmaceuticals, Inc.(a)	2,421	36,533
Acceleron Pharma, Inc.(a)	972	42,340
Achillion Pharmaceuticals, Inc.(a)	2,909	7,505
Acorda Therapeutics, Inc.(a)(b)	1,096	27,345
Adamas Pharmaceuticals, Inc.(a)(b)	560	13,317
ADMA Biologics, Inc.(a)	630	4,108
Aduro Biotech, Inc.(a)	1,643	9,612
Adverum Biotechnologies, Inc.(a)	1,390	6,533
Aeglea BioTherapeutics, Inc.(a)	416	3,499
Agenus, Inc.(a)(b)	1,493	2,732
Agios Pharmaceuticals, Inc.(a)	1,344	116,135
Aimmune Therapeutics, Inc.(a)	1,097	31,725
Akebia Therapeutics, Inc.(a)	1,129	11,629
Albireo Pharma, Inc.(a)	233	7,351
Alder Biopharmaceuticals, Inc.(a)	1,541	29,202
Aldeyra Therapeutics, Inc.(a)	410	2,849
Alkermes PLC(a)	3,905	171,234
Allena Pharmaceuticals, Inc.(a)	301	3,224
Alnylam Pharmaceuticals, Inc.(a)	2,311	219,545
AMAG Pharmaceuticals, Inc.(a)	864	19,051
Amicus Therapeutics, Inc.(a)	4,775	69,476
AnaptysBio, Inc.(a)	469	36,732
Apellis Pharmaceuticals, Inc.(a)	914	16,818
Arbutus Biopharma Corp.(a)	910	10,101
Arcus Biosciences, Inc.(a)	184	2,153
Ardelyx, Inc.(a)	758	3,070
Arena Pharmaceuticals, Inc.(a)	1,252	48,315
ArQule, Inc.(a)	2,189	10,901
Array BioPharma, Inc.(a)	5,140	79,105
Arrowhead Pharmaceuticals, Inc.(a)	2,192	31,937
Arsanis, Inc.(a)	107	270
Atara Biotherapeutics, Inc.(a)(b)	1,026	38,526
Athenex, Inc.(a)	1,072	20,657
Athersys, Inc.(a)(b)	3,476	6,952
Audentes Therapeutics, Inc.(a)	808	30,421
AVEO Pharmaceuticals, Inc.(a)(b)	2,613	5,566
Avid Bioservices, Inc.(a)	1,292	7,196
Bellicum Pharmaceuticals, Inc.(a)(b)	1,023	6,506
BioCryst Pharmaceuticals, Inc.(a)	2,266	13,369
Biohaven Pharmaceutical Holding Co. Ltd.(a)	692	23,888
Biospecifics Technologies Corp.(a)	104	4,732
BioTime, Inc.(a)(b)	2,186	5,684
Bluebird Bio, Inc.(a)	1,390	215,311
Blueprint Medicines Corp.(a)	1,035	61,624
Calithera Biosciences, Inc.(a)	590	2,625
Calyxt, Inc.(a)(b)	161	2,827
Cara Therapeutics, Inc.(a)(b)	721	12,928
CareDx, Inc.(a)	812	10,930

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Biotechnology (continued)
CASI Pharmaceuticals, Inc.(a)(b)	1,269	$9,264
Catalyst Biosciences, Inc.(a)	310	3,063
Catalyst Pharmaceutical, Inc.(a)	2,081	6,014
Celcuity, Inc.(a)	155	3,810
Cellular Biomedicine Group, Inc.(a)(b)	298	6,750
ChemoCentryx, Inc.(a)	605	6,994
Chimerix, Inc.(a)	1,125	5,029
Clovis Oncology, Inc.(a)	1,205	53,189
Cohbar, Inc.(a)	560	3,203
Coherus Biosciences, Inc.(a)	1,199	22,841
Concert Pharmaceuticals, Inc.(a)	489	7,819
Corbus Pharmaceuticals Holdings, Inc.(a)(b)	1,059	5,348
Corvus Pharmaceuticals, Inc.(a)	374	3,691
CTI BioPharma Corp.(a)	1,309	2,906
Cue Biopharma, Inc.(a)	453	4,104
Cytokinetics, Inc.(a)	1,203	8,842
CytomX Therapeutics, Inc.(a)	976	25,708
Deciphera Pharmaceuticals, Inc.(a)	196	6,742
Denali Therapeutics, Inc.(a)	354	4,457
Dicerna Pharmaceuticals, Inc.(a)	1,125	14,175
Dynavax Technologies Corp.(a)(b)	1,508	20,358
Eagle Pharmaceuticals, Inc.(a)	263	20,843
Editas Medicine, Inc.(a)(b)	1,155	34,350
Emergent Biosolutions, Inc.(a)	1,221	66,361
Enanta Pharmaceuticals, Inc.(a)	422	41,153
Epizyme, Inc.(a)(b)	1,256	16,202
Esperion Therapeutics, Inc.(a)	581	26,110
Evelo Biosciences, Inc.(a)(b)	255	3,223
Exact Sciences Corp.(a)(b)	3,110	181,779
Exelixis, Inc.(a)	7,442	154,049
Fate Therapeutics, Inc.(a)(b)	1,242	11,091
Fennec Pharmaceuticals, Inc.(a)	285	2,622
FibroGen, Inc.(a)	1,885	118,943
Five Prime Therapeutics, Inc.(a)	899	13,395
Flexion Therapeutics, Inc.(a)(b)	859	20,496
Fortress Biotech, Inc.(a)	699	1,559
G1 Therapeutics, Inc.(a)(b)	516	26,497
Genomic Health, Inc.(a)	542	29,095
Geron Corp.(a)(b)	3,679	13,208
Global Blood Therapeutics, Inc.(a)	1,262	52,752
GlycoMimetics, Inc.(a)	855	12,560
GTx, Inc.(a)	165	2,693
Halozyme Therapeutics, Inc.(a)	3,158	57,160
Heron Therapeutics, Inc.(a)	1,614	60,444
Homology Medicines, Inc.(a)	277	4,878
Idera Pharmaceuticals, Inc.(a)(b)	906	5,173
Immune Design Corp.(a)	1,083	4,115
ImmunoGen, Inc.(a)	3,236	30,095
Immunomedics, Inc.(a)(b)	3,452	82,606
Innoviva, Inc.(a)	1,830	25,894
Inovio Pharmaceuticals, Inc.(a)(b)	1,912	7,667
Insmed, Inc.(a)	2,031	50,511
Insys Therapeutics, Inc.(a)(b)	541	3,603
Intellia Therapeutics, Inc.(a)(b)	841	22,387
Intercept Pharmaceuticals, Inc.(a)(b)	555	50,583
Intrexon Corp.(a)(b)	1,661	24,350
Invitae Corp.(a)	1,628	14,392
Ionis Pharmaceuticals, Inc.(a)(b)	3,175	138,684
Iovance Biotherapeutics, Inc.(a)	2,080	29,536
Ironwood Pharmaceuticals, Inc.(a)	3,723	71,779
Jounce Therapeutics, Inc.(a)	286	2,019
Kadmon Holdings, Inc.(a)	1,784	6,066
Karyopharm Therapeutics, Inc.(a)	1,231	21,887
Keryx Biopharmaceuticals, Inc.(a)	2,175	9,222

Security	Shares	Value
Biotechnology (continued)
Kindred Biosciences, Inc.(a)	565	$7,656
Kura Oncology, Inc.(a)	595	12,078
La Jolla Pharmaceutical Co.(a)	545	18,023
Lexicon Pharmaceuticals, Inc.(a)	1,134	13,585
Ligand Pharmaceuticals, Inc.(a)(b)	529	115,497
Loxo Oncology, Inc.(a)	688	115,302
MacroGenics, Inc.(a)(b)	1,002	20,691
Madrigal Pharmaceuticals, Inc.(a)	146	37,526
MannKind Corp.(a)(b)	3,615	5,567
MediciNova, Inc.(a)	1,045	9,886
Mersana Therapeutics, Inc.(a)	267	3,151
MiMedx Group, Inc.(a)(b)	2,627	11,165
Minerva Neurosciences, Inc.(a)	840	6,762
Miragen Therapeutics, Inc.(a)	670	4,516
Mirati Therapeutics, Inc.(a)	457	28,060
Momenta Pharmaceuticals, Inc.(a)	2,007	59,407
Mustang Bio, Inc.(a)	445	3,048
Myriad Genetics, Inc.(a)	1,660	72,625
NantKwest, Inc.(a)	511	1,789
Natera, Inc.(a)	816	18,735
Neurocrine Biosciences, Inc.(a)(b)	2,325	233,639
NewLink Genetics Corp.(a)	478	1,807
Novavax, Inc.(a)(b)	9,737	12,366
Nymox Pharmaceutical Corp.(a)(b)	482	1,547
OPKO Health, Inc.(a)(b)	8,361	46,989
Organovo Holdings, Inc.(a)(b)	2,071	2,464
Ovid therapeutics, Inc.(a)	372	3,713
Palatin Technologies, Inc.(a)	5,023	4,822
PDL BioPharma, Inc.(a)	3,844	9,648
Pfenex, Inc.(a)	558	2,857
Pieris Pharmaceuticals, Inc.(a)	1,528	8,389
PolarityTE, Inc.(a)(b)	220	5,014
Portola Pharmaceuticals, Inc.(a)(b)	1,645	58,891
Progenics Pharmaceuticals, Inc.(a)(b)	1,767	14,109
Proteostasis Therapeutics, Inc.(a)	1,020	2,530
Prothena Corp. PLC(a)	1,152	17,119
PTC Therapeutics, Inc.(a)	1,142	43,476
Puma Biotechnology, Inc.(a)	754	36,305
Ra Pharmaceuticals, Inc.(a)	266	2,926
Radius Health, Inc.(a)	1,053	25,272
Recro Pharma, Inc.(a)	263	1,362
REGENXBIO, Inc.(a)(b)	746	52,444
Repligen Corp.(a)	990	47,847
Retrophin, Inc.(a)	1,049	28,994
Rhythm Pharmaceuticals, Inc.(a)	315	9,778
Rigel Pharmaceuticals, Inc.(a)	4,347	12,259
Rocket Pharmaceuticals, Inc.(a)	527	10,809
Sage Therapeutics, Inc.(a)	1,176	169,720
Sangamo Therapeutics, Inc.(a)(b)	2,563	34,985
Sarepta Therapeutics, Inc.(a)(b)	1,602	186,216
Savara, Inc.(a)	633	6,969
Seattle Genetics, Inc.(a)(b)	2,719	191,418
Selecta Biosciences, Inc.(a)	534	6,467
Seres Therapeutics, Inc.(a)	387	2,930
Solid Biosciences, Inc.(a)	201	8,080
Sorrento Therapeutics, Inc.(a)(b)	2,196	12,298
Spark Therapeutics, Inc.(a)(b)	795	60,992
Spectrum Pharmaceuticals, Inc.(a)	2,497	53,161
Spero Therapeutics, Inc.(a)	190	2,189
Spring Bank Pharmaceuticals, Inc.(a)	288	3,695
Stemline Therapeutics, Inc.(a)(b)	690	10,626
Surface Oncology, Inc.(a)	197	2,179
Syndax Pharmaceuticals, Inc.(a)	267	1,800
Synergy Pharmaceuticals, Inc.(a)(b)	5,693	9,678

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Biotechnology (continued)
Synlogic, Inc.(a)	403	$3,776
Syros Pharmaceuticals, Inc.(a)	667	6,750
T2 Biosystems, Inc.(a)	641	3,840
TESARO, Inc.(a)(b)	1,000	34,830
Tetraphase Pharmaceuticals, Inc.(a)	1,102	3,163
TG Therapeutics, Inc.(a)	1,503	17,660
Tocagen, Inc.(a)	446	4,125
Tyme Technologies, Inc.(a)	1,081	3,135
Ultragenyx Pharmaceutical, Inc.(a)	1,245	98,492
United Therapeutics Corp.(a)	1,090	133,972
UNITY Biotechnology, Inc.(a)(b)	209	3,141
Unum Therapeutics, Inc.(a)	205	3,438
Vanda Pharmaceuticals, Inc.(a)	1,453	30,295
Verastem, Inc.(a)(b)	1,339	10,310
Vericel Corp.(a)(b)	935	9,771
Viking Therapeutics, Inc.(a)(b)	1,098	11,200
Vital Therapies, Inc.(a)(b)	787	6,257
Voyager Therapeutics, Inc.(a)	591	11,146
Xencor, Inc.(a)	1,168	43,473
XOMA Corp.(a)	147	3,597
Zafgen, Inc.(a)	576	5,990
ZIOPHARM Oncology, Inc.(a)(b)	3,188	8,257

		5,834,844
Building Products — 1.6%
AAON, Inc.	1,031	38,920
Advanced Drainage Systems, Inc.	1,121	31,332
Allegion PLC	2,401	195,778
Ameresco, Inc., Class A(a)	510	6,834
American Woodmark Corp.(a)	367	30,626
AO Smith Corp.	3,588	213,594
Apogee Enterprises, Inc.	712	36,141
Armstrong Flooring, Inc.(a)	504	6,587
Armstrong World Industries, Inc.(a)	1,204	81,752
Builders FirstSource, Inc.(a)	3,097	55,529
Caesarstone Ltd.	583	9,182
Continental Building Products, Inc.(a)	960	30,624
CSW Industrials, Inc.(a)	478	25,932
Fortune Brands Home & Security, Inc.	3,686	213,788
Gibraltar Industries, Inc.(a)	772	33,543
Griffon Corp.	685	12,262
Insteel Industries, Inc.	446	18,344
JELD-WEN Holding, Inc.(a)	1,776	48,733
Lennox International, Inc.	967	209,916
Masonite International Corp.(a)	688	46,956
NCI Building Systems, Inc.(a)	1,076	17,162
Owens Corning	2,853	177,514
Patrick Industries, Inc.(a)	601	36,811
PGT Innovations, Inc.(a)	1,212	29,088
Quanex Building Products Corp.	917	16,231
Simpson Manufacturing Co., Inc.	1,099	80,183
Trex Co., Inc.(a)	1,543	119,953
Universal Forest Products, Inc.	1,550	57,102
USG Corp.(a)	2,085	90,114

		1,970,531
Capital Markets — 1.4%
Arlington Asset Investment Corp., Class A(b)	760	7,995
Artisan Partners Asset Management, Inc., Class A	1,239	42,684
Associated Capital Group, Inc., Class A	135	5,029
B. Riley Financial, Inc.	527	11,541
BGC Partners, Inc., Class A	6,657	71,496
BrightSphere Investment Group PLC	2,105	29,996
Cohen & Steers, Inc.	645	27,019
Cowen, Inc., Class A(a)(b)	801	12,576

Security	Shares	Value
Capital Markets (continued)
Diamond Hill Investment Group, Inc.	90	$17,257
Donnelley Financial Solutions, Inc.(a)	931	19,365
Eaton Vance Corp.	2,950	156,734
Evercore, Inc., Class A	1,019	115,147
Federated Investors, Inc., Class B	2,307	55,829
Gain Capital Holdings, Inc.	714	4,862
GAMCO Investors, Inc., Class A	273	6,686
Greenhill & Co., Inc.	576	18,835
Hamilton Lane, Inc., Class A	425	20,812
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,322	25,898
HFF, Inc., Class A	933	41,994
Houlihan Lokey, Inc.	793	38,984
INTL. FCStone, Inc.(a)	429	22,990
Investment Technology Group, Inc.	783	17,344
Ladenburg Thalmann Financial Services, Inc.	2,321	7,868
Lazard Ltd., Class A	2,954	160,402
Legg Mason, Inc.	2,318	79,113
LPL Financial Holdings, Inc.	2,238	148,357
Marcus & Millichap, Inc.(a)	490	19,703
Moelis & Co., Class A	981	62,392
Oppenheimer Holdings, Inc., Class A	199	5,881
Piper Jaffray Cos.	378	29,238
PJT Partners, Inc., Class A	535	32,212
Pzena Investment Management, Inc., Class A	361	3,520
Safeguard Scientifics, Inc.(a)	486	5,540
SEI Investments Co.	3,381	202,657
Siebert Financial Corp.(a)	334	4,980
Silvercrest Asset Management Group, Inc., Class A	334	5,828
Stifel Financial Corp.	1,892	104,306
Virtu Financial, Inc., Class A	989	19,928
Virtus Investment Partners, Inc.	223	29,715
Waddell & Reed Financial, Inc., Class A	2,005	41,524
Westwood Holdings Group, Inc.	191	11,149
WisdomTree Investments, Inc.	2,128	18,599

		1,763,985
Chemicals — 2.6%
A. Schulman, Inc.	710	30,778
AdvanSix, Inc.(a)	807	32,659
AgroFresh Solutions, Inc.(a)	918	6,527
American Vanguard Corp.	854	18,532
Ashland Global Holdings, Inc.	1,579	129,652
Axalta Coating Systems Ltd.(a)	5,467	165,377
Balchem Corp.	810	81,235
Cabot Corp.	1,539	101,728
CF Industries Holdings, Inc.	6,055	268,963
Chase Corp.	190	23,465
Chemours Co.	4,513	206,741
Codexis, Inc.(a)	1,286	18,518
Ferro Corp.(a)	2,059	46,369
Flotek Industries, Inc.(a)	1,161	3,599
FutureFuel Corp.	692	9,522
GCP Applied Technologies, Inc.(a)(b)	1,817	52,966
Hawkins, Inc.	279	10,407
HB Fuller Co.	1,407	79,749
Huntsman Corp.	5,520	185,086
Ingevity Corp.(a)	1,068	106,448
Innophos Holdings, Inc.	477	21,551
Innospec, Inc.	671	54,317
Intrepid Potash, Inc.(a)	2,250	9,607
KMG Chemicals, Inc.	374	26,853
Koppers Holdings, Inc.(a)	493	18,512
Kraton Corp.(a)	805	38,712
Kronos Worldwide, Inc.	578	13,144
Landec Corp.(a)	742	10,388

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Chemicals (continued)
LSB Industries, Inc.(a)(b)	395	$2,595
Marrone Bio Innovations, Inc.(a)	1,725	3,502
Minerals Technologies, Inc.	881	66,604
NewMarket Corp.	202	82,707
Olin Corp.	4,236	125,004
OMNOVA Solutions, Inc.(a)	1,190	11,126
Platform Specialty Products Corp.(a)	5,498	67,955
PolyOne Corp.	2,034	91,225
PQ Group Holdings, Inc.(a)	926	16,686
Quaker Chemical Corp.	333	59,121
Rayonier Advanced Materials, Inc.	1,221	22,027
RPM International, Inc.	3,346	215,382
Scotts Miracle-Gro Co., Class A	1,039	82,528
Sensient Technologies Corp.	1,070	74,215
Stepan Co.	531	46,505
Trecora Resources(a)	622	9,330
Tredegar Corp.	649	16,906
Trinseo SA	1,187	88,669
Tronox Ltd., Class A	2,363	43,597
Valhi, Inc.	605	3,243
Valvoline, Inc.	4,910	110,917
Versum Materials, Inc.	2,758	106,321
WR Grace & Co.	1,666	123,051

		3,240,621
Commercial Services & Supplies — 1.7%
ABM Industries, Inc.	1,839	57,377
ACCO Brands Corp.	2,849	36,467
ADT, Inc.(b)	2,801	25,237
Advanced Disposal Services, Inc.(a)	1,852	45,559
Brink’s Co.	1,268	101,250
Casella Waste Systems, Inc., Class A(a)	981	27,036
CECO Environmental Corp.	608	4,177
Clean Harbors, Inc.(a)	1,423	81,011
Covanta Holding Corp.	2,927	52,686
Deluxe Corp.	1,224	72,130
Encore Capital Group, Inc.(a)	686	24,765
Ennis, Inc.	692	15,051
Essendant, Inc.	793	13,188
Healthcare Services Group, Inc.	1,870	75,286
Heritage-Crystal Clean, Inc.(a)	311	7,495
Herman Miller, Inc.	1,526	57,759
HNI Corp.	1,079	46,688
InnerWorkings, Inc.(a)	945	8,373
Interface, Inc.	1,561	34,966
Iron Mountain, Inc.	7,391	259,498
KAR Auction Services, Inc.	3,415	203,022
Kimball International, Inc., Class B	930	15,020
Knoll, Inc.	1,290	29,089
LSC Communications, Inc.	949	14,254
McGrath RentCorp	624	37,053
Mobile Mini, Inc.	1,131	48,237
MSA Safety, Inc.	863	87,059
Multi-Color Corp.	376	24,948
NL Industries, Inc.(a)	244	2,086
Pitney Bowes, Inc.	4,811	42,000
Quad/Graphics, Inc.	800	16,448
Rollins, Inc.	2,445	134,328
RR Donnelley & Sons Co.	1,874	11,057
Steelcase, Inc., Class A	2,191	30,126
Stericycle, Inc.(a)	2,107	147,195
Sykes Enterprises, Inc.(a)	1,004	29,779
Team, Inc.(a)(b)	749	16,328
Tetra Tech, Inc.	1,417	86,154
U.S. Ecology, Inc.	572	38,782

Security	Shares	Value
Commercial Services & Supplies (continued)
UniFirst Corp.	385	$72,053
Viad Corp.	517	29,676
VSE Corp.	248	10,689

		2,171,382
Communications Equipment — 0.9%
ADTRAN, Inc.	1,284	20,865
Aerohive Networks, Inc.(a)	464	1,856
Applied Optoelectronics, Inc.(a)(b)	484	18,600
ARRIS International PLC(a)	4,390	110,891
Bel Fuse, Inc., Class B	197	4,433
CalAmp Corp.(a)	1,072	24,399
Calix, Inc.(a)	1,213	8,552
Casa Systems, Inc.(a)	376	5,726
Ciena Corp.(a)	3,734	94,844
Clearfield, Inc.(a)	168	2,176
CommScope Holding Co., Inc.(a)	4,807	154,353
Comtech Telecommunications Corp.	624	20,966
Digi International, Inc.(a)	638	8,613
EchoStar Corp., Class A(a)	1,368	61,546
Extreme Networks, Inc.(a)	2,787	23,690
Finisar Corp.(a)(b)	2,959	49,859
Harmonic, Inc.(a)	2,090	9,614
Infinera Corp.(a)	3,866	32,165
InterDigital, Inc.	870	71,731
KVH Industries, Inc.(a)	273	3,385
Loral Space & Communications, Inc.(a)	355	14,023
Lumentum Holdings, Inc.(a)(b)	1,638	85,585
NETGEAR, Inc.(a)	809	53,273
Oclaro, Inc.(a)	4,356	36,852
Plantronics, Inc.	841	57,743
Quantenna Communications, Inc.(a)(b)	836	13,317
Ribbon Communications, Inc.(a)	1,536	10,422
Ubiquiti Networks, Inc.(a)(b)	523	43,189
ViaSat, Inc.(a)(b)	1,403	98,687
Viavi Solutions, Inc.(a)	5,830	59,000

		1,200,355
Construction & Engineering — 1.0%
AECOM(a)	4,058	136,186
Aegion Corp.(a)	871	21,583
Argan, Inc.	413	15,859
Comfort Systems USA, Inc.	908	50,439
Dycom Industries, Inc.(a)	766	68,297
EMCOR Group, Inc.	1,540	118,503
Fluor Corp.	3,554	182,142
Granite Construction, Inc.	1,135	61,233
Great Lakes Dredge & Dock Corp.(a)	1,326	7,160
HC2 Holdings, Inc.(a)	1,282	7,410
IES Holdings, Inc.(a)	144	2,585
Infrastructure and Energy Alternatives, Inc.(a)	435	4,437
Jacobs Engineering Group, Inc.	3,228	218,310
KBR, Inc.	3,555	71,029
MasTec, Inc.(a)	1,627	75,737
MYR Group, Inc.(a)	415	15,309
Northwest Pipe Co.(a)	170	3,325
NV5 Global, Inc.(a)	217	16,340
Orion Group Holdings, Inc.(a)	592	5,429
Primoris Services Corp.	1,058	28,577
Quanta Services, Inc.(a)	3,796	129,330
Sterling Construction Co., Inc.(a)	678	9,106
Tutor Perini Corp.(a)(b)	980	18,130
Willscot Corp.(a)	864	14,429

		1,280,885

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Construction Materials — 0.2%
Eagle Materials, Inc.	1,199	$119,121
Forterra, Inc.(a)	400	3,620
Summit Materials, Inc., Class A(a)	2,848	71,485
United States Lime & Minerals, Inc.	34	2,642
US Concrete, Inc.(a)(b)	391	19,745

		216,613
Consumer Discretionary — 0.1%
Acushnet Holdings Corp.	860	20,786
American Outdoor Brands Corp.(a)	1,336	12,652
At Home Group, Inc.(a)	669	24,265
Camping World Holdings, Inc., Class A	796	17,647
SP Plus Corp.(a)	579	22,581

		97,931
Consumer Finance — 0.6%
Credit Acceptance Corp.(a)(b)	286	109,710
Curo Group Holdings Corp.(a)	229	5,961
Elevate Credit, Inc.(a)	653	6,086
Enova International, Inc.(a)	869	26,939
Ezcorp, Inc., Class A(a)(b)	1,367	15,652
Green Dot Corp., Class A(a)	1,201	95,263
Navient Corp.	6,900	91,149
Nelnet, Inc., Class A	491	28,861
OneMain Holdings, Inc.(a)	1,939	64,472
PRA Group, Inc.(a)	1,142	44,766
Regional Management Corp.(a)	267	8,856
Santander Consumer USA Holdings, Inc.	2,952	56,797
SLM Corp.(a)	11,551	130,411
World Acceptance Corp.(a)	167	16,685

		701,608
Containers & Packaging — 1.4%
AptarGroup, Inc.	1,637	167,678
Ardagh Group SA	489	7,760
Avery Dennison Corp.	2,221	254,704
Bemis Co., Inc.	2,312	106,144
Berry Global Group, Inc.(a)	3,351	163,696
Crown Holdings, Inc.(a)	3,430	155,276
Graphic Packaging Holding Co.	7,834	113,828
Greif, Inc., Class A	660	35,937
Greif, Inc., Class B	116	6,711
Myers Industries, Inc.	712	15,344
Owens-Illinois, Inc.(a)	4,017	75,038
Packaging Corp. of America	2,458	277,508
Sealed Air Corp.	4,093	180,379
Silgan Holdings, Inc.	1,983	54,552
Sonoco Products Co.	2,491	139,048
UFP Technologies, Inc.(a)	226	7,390

		1,760,993
Distributors — 0.2%
Core-Mark Holding Co., Inc.	1,136	27,468
Funko, Inc., Class A(a)	323	5,672
Pool Corp.	998	152,944
Weyco Group, Inc.	189	6,587

		192,671
Diversified Consumer Services — 1.2%
2U, Inc.(a)(b)	1,434	108,496
Adtalem Global Education, Inc.(a)	1,519	82,861
American Public Education, Inc.(a)	405	17,861
Bright Horizons Family Solutions, Inc.(a)(b)	1,451	155,242
Cambium Learning Group, Inc.(a)	281	3,333
Capella Education Co.	285	29,640
Career Education Corp.(a)	1,800	33,120
Carriage Services, Inc.	319	7,972

Security	Shares	Value
Diversified Consumer Services (continued)
Graham Holdings Co., Class B	119	$66,521
Grand Canyon Education, Inc.(a)	1,195	139,253
H&R Block, Inc.	5,312	133,650
Hillenbrand, Inc.	1,552	77,910
Houghton Mifflin Harcourt Co.(a)	2,517	15,983
K12, Inc.(a)	952	15,575
Laureate Education, Inc., Class A(a)	1,262	18,690
Matthews International Corp., Class A	872	45,824
Regis Corp.(a)	869	15,173
Service Corp. International	4,684	184,315
ServiceMaster Global Holdings, Inc.(a)(b)	3,440	196,046
Sotheby’s(a)	918	48,755
Strategic Education, Inc.	276	32,524
Weight Watchers International, Inc.(a)(b)	970	86,844

		1,515,588
Diversified Financial Services — 0.6%
Cannae Holdings, Inc.(a)	1,744	31,828
FactSet Research Systems, Inc.	998	200,957
FGL Holdings(a)	3,752	33,843
MarketAxess Holdings, Inc.	929	180,012
Marlin Business Services Corp.	234	7,207
Morningstar, Inc.	468	61,776
On Deck Capital, Inc.(a)	1,491	10,199
PHH Corp.(a)	967	10,511
PICO Holdings, Inc.(a)	400	4,840
Tiptree, Inc., Class A	689	4,685
Voya Financial, Inc.	4,305	217,489

		763,347
Diversified Telecommunication Services — 0.4%
8x8, Inc.(a)	2,408	48,040
ATN International, Inc.	260	16,609
Cincinnati Bell, Inc.(a)	1,141	15,232
Cogent Communications Holdings, Inc.	1,070	55,586
Consolidated Communications Holdings, Inc.	1,795	22,868
Frontier Communications Corp.(b)	2,110	11,014
Intelsat SA(a)	991	19,325
Iridium Communications, Inc.(a)	2,422	41,901
Ooma, Inc.(a)	494	7,953
ORBCOMM, Inc.(a)	1,711	16,357
pdvWireless, Inc.(a)	205	6,130
Vonage Holdings Corp.(a)	5,582	71,505
Windstream Holdings, Inc.(b)	1,199	4,220
Zayo Group Holdings, Inc.(a)	5,051	187,342

		524,082
Electric Utilities — 1.1%
ALLETE, Inc.	1,299	100,711
Alliant Energy Corp.	5,848	251,288
El Paso Electric Co.	1,052	65,540
Hawaiian Electric Industries, Inc.	2,690	94,607
IDACORP, Inc.	1,275	120,156
MGE Energy, Inc.	905	57,920
OGE Energy Corp.	5,066	183,592
Otter Tail Corp.	1,042	50,433
Pinnacle West Capital Corp.	2,948	237,108
PNM Resources, Inc.	2,125	83,619
Portland General Electric Co.	2,226	100,971
Spark Energy, Inc., Class A	216	1,847
Unitil Corp.	368	18,735

		1,366,527
Electrical Equipment — 1.1%
Acuity Brands, Inc.	1,033	143,618
Allied Motion Technologies, Inc.	188	8,625

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Electrical Equipment (continued)
Atkore International Group, Inc.(a)	1,040	$24,606
AZZ, Inc.	695	37,669
Babcock & Wilcox Enterprises, Inc.(a)(b)	959	2,062
Brady Corp., Class A	1,221	46,703
Encore Wire Corp.	506	24,668
Energous Corp.(a)(b)	594	8,150
EnerSys	1,061	87,076
Enphase Energy, Inc.(a)	2,158	12,840
Franklin Electric Co., Inc.	1,189	58,796
FuelCell Energy, Inc.(a)	2,077	2,700
Generac Holdings, Inc.(a)	1,525	81,969
GrafTech International Ltd.	969	20,543
Hubbell, Inc.	1,385	170,701
II-VI, Inc.(a)	1,556	60,995
nVent Electric PLC	4,064	111,354
Plug Power, Inc.(a)(b)	5,973	11,946
Powell Industries, Inc.	333	12,204
Preformed Line Products Co.	71	6,234
Regal-Beloit Corp.	1,199	103,054
Sensata Technologies Holding PLC(a)	4,424	240,533
Sunrun, Inc.(a)	2,406	34,021
Thermon Group Holdings, Inc.(a)	840	21,059
TPI Composites, Inc.(a)	364	11,218
Vicor Corp.(a)	434	24,977

		1,368,321
Electronic Equipment, Instruments & Components — 3.0%
Agilysys, Inc.(a)	469	7,715
Anixter International, Inc.(a)	746	54,383
Arrow Electronics, Inc.(a)	2,281	172,991
Avnet, Inc.	3,062	134,269
AVX Corp.	1,126	23,398
Badger Meter, Inc.	729	38,017
Belden, Inc.(b)	1,037	67,146
Benchmark Electronics, Inc.	1,251	30,274
CDW Corp.	3,854	324,083
Cognex Corp.	4,317	227,851
Coherent, Inc.(a)(b)	628	99,262
Control4 Corp.(a)	703	17,877
CTS Corp.	824	28,758
Daktronics, Inc.	708	6,082
Dolby Laboratories, Inc., Class A	1,594	102,733
Electro Scientific Industries, Inc.(a)	814	14,676
Fabrinet(a)	964	37,712
FARO Technologies, Inc.(a)	417	27,147
Fitbit, Inc., Series A(a)	5,259	31,186
FLIR Systems, Inc.	3,481	203,987
Insight Enterprises, Inc.(a)	877	44,087
IntriCon Corp.(a)	152	8,831
Iteris, Inc.(a)(b)	428	2,102
Itron, Inc.(a)	871	53,305
Jabil, Inc.	4,226	119,046
KEMET Corp.(a)	1,396	36,282
Keysight Technologies, Inc.(a)	4,849	281,242
Kimball Electronics, Inc.(a)	692	14,082
Knowles Corp.(a)	2,249	39,043
Littelfuse, Inc.	609	132,043
Maxwell Technologies, Inc.(a)(b)	557	2,557
Mercury Systems, Inc.(a)(b)	1,222	50,994
Mesa Laboratories, Inc.	80	16,178
Methode Electronics, Inc.	918	36,032
MTS Systems Corp.	458	24,973
Napco Security Technologies, Inc.(a)	399	6,304
National Instruments Corp.	2,795	122,449
nLight, Inc.(a)	173	5,282

Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Novanta, Inc.(a)	840	$52,374
OSI Systems, Inc.(a)	428	34,137
PAR Technology Corp.(a)(b)	284	5,305
Park Electrochemical Corp.	401	8,866
PC Connection, Inc.	235	7,955
Plexus Corp.(a)	810	48,130
Rogers Corp.(a)	462	53,855
Sanmina Corp.(a)	1,708	49,703
ScanSource, Inc.(a)	649	26,771
SYNNEX Corp.	795	76,694
Tech Data Corp.(a)	962	80,240
Trimble, Inc.(a)	6,597	232,874
TTM Technologies, Inc.(a)(b)	2,422	42,046
Universal Display Corp.	1,110	106,893
VeriFone Systems, Inc.(a)	2,829	64,784
Vishay Intertechnology, Inc.	3,328	83,200
Vishay Precision Group, Inc.(a)	258	10,294
Zebra Technologies Corp., Class A(a)	1,369	188,826

		3,817,326
Energy Equipment & Services — 1.3%
Apergy Corp.(a)(b)	1,970	80,770
Archrock, Inc.	3,179	43,393
Basic Energy Services, Inc.(a)	470	5,302
Bristow Group, Inc.	942	13,169
C&J Energy Services, Inc.(a)	1,666	38,751
Cactus, Inc., Class A(a)	997	32,622
CARBO Ceramics, Inc.(a)	429	4,003
Covia Holdings Corp.(a)(b)	801	14,442
Dawson Geophysical Co.(a)	548	4,280
Diamond Offshore Drilling, Inc.(a)(b)	1,650	31,680
Dril-Quip, Inc.(a)(b)	943	48,612
Era Group, Inc.(a)	587	8,294
Exterran Corp.(a)	843	23,368
Forum Energy Technologies, Inc.(a)	1,990	26,169
Frank’s International NV(b)	1,975	16,649
FTS International, Inc.(a)(b)	662	7,944
Gulfmark Offshore, Inc.(a)	101	3,807
Helix Energy Solutions Group, Inc.(a)	3,750	37,538
Helmerich & Payne, Inc.	2,709	166,197
Independence Contract Drilling, Inc.(a)	549	2,212
ION Geophysical Corp.(a)	274	7,014
Keane Group, Inc.(a)	1,309	18,470
Key Energy Services, Inc.(a)	175	2,933
Liberty Oilfield Services, Inc.(a)(b)	338	6,625
Mammoth Energy Services, Inc.(a)	205	7,630
Matrix Service Co.(a)	738	14,723
McDermott International, Inc.(a)(b)	4,534	81,657
Nabors Industries Ltd.	8,805	52,654
Natural Gas Services Group, Inc.(a)	364	8,044
NCS Multistage Holdings, Inc.(a)(b)	214	3,394
Newpark Resources, Inc.(a)	2,519	27,835
Nine Energy Service, Inc.(a)	184	5,375
Noble Corp. PLC(a)	5,984	34,947
Ocean Rig UDW, Inc., Class A(a)	1,380	38,695
Oceaneering International, Inc.	2,624	71,793
Oil States International, Inc.(a)(b)	1,531	53,432
Patterson-UTI Energy, Inc.	5,601	96,337
PHI, Inc.(a)	199	1,654
Pioneer Energy Services Corp.(a)	2,025	6,683
Profire Energy, Inc.(a)	676	2,353
ProPetro Holding Corp.(a)	1,812	29,789
RigNet, Inc.(a)	232	2,854
Rowan Cos. PLC, Class A(a)	3,257	47,161
RPC, Inc.	1,413	20,912

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Energy Equipment & Services (continued)
SEACOR Holdings, Inc.(a)	420	$22,163
SEACOR Marine Holdings, Inc.(a)	467	11,815
Select Energy Services, Inc., Class A(a)	1,161	17,740
Smart Sand, Inc.(a)(b)	403	2,337
Solaris Oilfield Infrastructure, Inc., Class A(a)	665	10,434
Superior Energy Services, Inc.(a)	4,036	39,714
TETRA Technologies, Inc.(a)	3,117	13,434
Tidewater, Inc.(a)(b)	612	21,010
Transocean Ltd.(a)(b)	11,334	145,869
Unit Corp.(a)	1,326	33,017
Weatherford International PLC(a)	25,355	85,953

		1,655,652
Equity Real Estate Investment Trusts (REITs) — 9.4%
Acadia Realty Trust	2,097	56,787
AG Mortgage Investment Trust, Inc.	678	13,241
AGNC Investment Corp.	11,003	214,228
Agree Realty Corp.(b)	779	41,474
Alexander’s, Inc.	56	20,747
American Assets Trust, Inc.	989	38,007
American Campus Communities, Inc.	3,604	148,665
American Homes 4 Rent, Class A	6,573	145,526
Anworth Mortgage Asset Corp.	2,766	13,941
Apartment Investment & Management Co., Class A	3,973	169,448
Apollo Commercial Real Estate Finance, Inc.	3,081	58,816
Apple Hospitality REIT, Inc.	5,727	103,029
Arbor Realty Trust, Inc.	560	6,367
Ares Commercial Real Estate Corp.	584	8,246
Armada Hoffler Properties, Inc.	1,153	17,410
ARMOUR Residential REIT, Inc.(b)	991	23,556
Ashford Hospitality Trust, Inc.	2,190	17,301
Blackstone Mortgage Trust, Inc., Class A	2,553	84,606
Bluerock Residential Growth REIT, Inc.(b)	501	4,594
Brandywine Realty Trust	4,816	79,416
Brixmor Property Group, Inc.	7,716	136,496
BRT Apartments Corp.	240	3,151
Camden Property Trust	2,346	217,216
Capstead Mortgage Corp.	2,527	21,151
Catchmark Timber Trust, Inc., Class A	1,361	16,904
CBL & Associates Properties, Inc.(b)	4,397	23,964
Cedar Realty Trust, Inc.	1,892	9,006
Chatham Lodging Trust(b)	1,154	24,857
Cherry Hill Mortgage Investment Corp.	251	4,623
Chesapeake Lodging Trust	1,569	50,239
Chimera Investment Corp.	4,835	92,349
City Office REIT, Inc.	922	11,756
Colony Capital, Inc.	12,447	76,674
Columbia Property Trust, Inc.	3,229	74,848
Community Healthcare Trust, Inc.(b)	489	14,670
CoreCivic, Inc.	3,017	77,356
CorEnergy Infrastructure Trust, Inc.(b)	321	12,208
CoreSite Realty Corp.	868	97,303
Corporate Office Properties Trust	2,571	76,462
Cousins Properties, Inc.	10,526	98,102
CubeSmart	4,766	144,696
CyrusOne, Inc.	2,559	158,453
CYS Investments, Inc.	4,015	29,350
DCT Industrial Trust, Inc.	2,392	159,953
DDR Corp.	3,928	53,814
DiamondRock Hospitality Co.	5,376	64,082
Douglas Emmett, Inc.	4,044	157,069
Duke Realty Corp.	9,019	262,633
Dynex Capital, Inc.	1,098	7,302
Easterly Government Properties, Inc.(b)	1,256	23,801
EastGroup Properties, Inc.	876	83,500

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Education Realty Trust, Inc.	1,941	$80,280
Empire State Realty Trust, Inc., Class A	3,854	64,246
EPR Properties	1,878	124,868
Equity Commonwealth(a)	2,935	94,624
Equity LifeStyle Properties, Inc.	2,213	201,361
Farmland Partners, Inc.(b)	782	5,271
First Industrial Realty Trust, Inc.	3,153	102,630
Forest City Realty Trust, Inc., Class A	5,517	137,760
Four Corners Property Trust, Inc.	1,597	39,765
Franklin Street Properties Corp.	2,716	23,928
Gaming and Leisure Properties, Inc.	5,230	189,954
Geo Group, Inc.	3,067	79,374
Getty Realty Corp.	836	23,951
Gladstone Commercial Corp.	733	14,543
Gladstone Land Corp.	343	4,075
Global Net Lease, Inc.	1,748	36,988
Government Properties Income Trust(b)	1,809	27,262
Gramercy Property Trust	4,053	111,012
Great Ajax Corp.	246	3,289
Healthcare Realty Trust, Inc.	3,020	89,724
Healthcare Trust of America, Inc., Class A	5,215	142,474
Hersha Hospitality Trust	964	20,813
Highwoods Properties, Inc.	2,569	126,164
Hospitality Properties Trust	4,264	120,543
Hudson Pacific Properties, Inc.	3,950	135,327
Independence Realty Trust, Inc.	2,208	22,411
Industrial Logistics Properties Trust	491	11,342
InfraREIT, Inc.	1,039	21,767
Invesco Mortgage Capital, Inc.	2,957	49,057
Investors Real Estate Trust	2,593	14,210
iStar, Inc.(a)	1,559	16,946
JBG SMITH Properties	2,609	95,229
Kilroy Realty Corp.	2,464	179,749
Kimco Realty Corp.	10,295	171,824
Kite Realty Group Trust	2,146	36,203
Lamar Advertising Co., Class A	2,107	155,138
LaSalle Hotel Properties	2,770	96,036
Lexington Realty Trust	5,740	50,455
Liberty Property Trust	3,749	160,682
Life Storage, Inc.	1,216	116,687
LTC Properties, Inc.	1,017	42,887
Macerich Co.	3,449	203,698
Mack-Cali Realty Corp.	2,339	45,540
Medical Properties Trust, Inc.	9,149	131,837
MFA Financial, Inc.	9,987	80,395
Monmouth Real Estate Investment Corp.	2,132	35,540
MTGE Investment Corp.	1,105	22,155
National Health Investors, Inc.	1,116	83,521
National Retail Properties, Inc.	3,856	172,016
National Storage Affiliates Trust	1,321	38,084
New Residential Investment Corp.	8,701	155,661
New Senior Investment Group, Inc.	1,996	14,132
New York Mortgage Trust, Inc.(b)	2,824	17,537
NexPoint Residential Trust, Inc.	399	11,946
NorthStar Realty Europe Corp.	1,122	15,360
Omega Healthcare Investors, Inc.(b)	4,965	147,411
One Liberty Properties, Inc.	418	11,269
Orchid Island Capital, Inc.	1,310	10,650
Outfront Media, Inc.	3,536	75,140
Paramount Group, Inc.	5,214	80,504
Park Hotels & Resorts, Inc.	5,089	159,184
Pebblebrook Hotel Trust	1,821	70,200
Pennsylvania Real Estate Investment Trust	1,654	17,565
PennyMac Mortgage Investment Trust(f)	1,345	25,945

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Physicians Realty Trust	5,007	$78,910
Piedmont Office Realty Trust, Inc., Class A	3,420	67,648
PotlatchDeltic Corp.	1,551	72,509
Preferred Apartment Communities, Inc., Class A	1,121	18,967
PS Business Parks, Inc.	506	64,652
QTS Realty Trust, Inc., Class A	1,287	55,019
Ramco-Gershenson Properties Trust	2,071	27,234
Rayonier, Inc.	3,383	118,439
Redwood Trust, Inc.	1,956	32,880
Regency Centers Corp.	3,853	245,166
Retail Opportunity Investments Corp.	2,836	53,629
Retail Properties of America, Inc., Class A	5,544	69,577
Retail Value, Inc.(a)(b)	392	12,952
Rexford Industrial Realty, Inc.	2,069	63,394
RLJ Lodging Trust	4,392	99,215
Ryman Hospitality Properties, Inc.	1,172	99,632
Sabra Health Care REIT, Inc.(b)	4,688	101,308
Saul Centers, Inc.	334	17,796
Select Income REIT	1,618	33,735
Senior Housing Properties Trust	5,838	104,150
Seritage Growth Properties, Class A(b)	819	34,652
Spirit MTA REIT(a)	1,121	11,199
Spirit Realty Capital, Inc.	10,832	90,664
STAG Industrial, Inc.	2,536	69,284
Starwood Property Trust, Inc.	6,708	153,211
STORE Capital Corp.	4,508	123,745
Summit Hotel Properties, Inc.	2,646	37,441
Sun Communities, Inc.	2,052	198,962
Sunstone Hotel Investors, Inc.	5,690	92,576
Tanger Factory Outlet Centers, Inc.	2,278	54,330
Taubman Centers, Inc.(b)	1,506	93,447
Terreno Realty Corp.	1,424	52,560
Tier REIT, Inc.	1,229	29,213
UMH Properties, Inc.	847	13,078
Uniti Group, Inc.(b)	4,181	73,920
Universal Health Realty Income Trust	336	22,616
Urban Edge Properties	3,086	69,990
Urstadt Biddle Properties, Inc., Class A	753	16,762
VEREIT, Inc.(b)	25,638	195,618
VICI Properties, Inc.	7,163	145,767
Washington Prime Group, Inc.	4,441	35,661
Washington Real Estate Investment Trust	2,039	62,169
Weingarten Realty Investors	3,087	93,289
Western Asset Mortgage Capital Corp.	1,100	12,177
Whitestone REIT(b)	985	12,805
WP Carey, Inc.	2,821	184,437
Xenia Hotels & Resorts, Inc.	2,886	70,390

		11,902,307
Equity Real Estate Investment Trusts (REITs) — 0.1%
Americold Realty Trust	1,280	27,533
Clipper Realty, Inc.	285	3,032
CorePoint Lodging, Inc.(a)	1,077	27,205
Innovative Industrial Properties, Inc.	159	5,149
Jernigan Capital, Inc.	379	6,894
MedEquities Realty Trust, Inc.	552	6,182
Safety Income and Growth, Inc.	190	3,382

		79,377
Food & Staples Retailing — 0.6%
Andersons, Inc.	715	25,204
Casey’s General Stores, Inc.	980	107,192
Chefs’ Warehouse, Inc.(a)	521	14,041
Diplomat Pharmacy, Inc.(a)(b)	1,426	29,632
Ingles Markets, Inc., Class A	397	11,811

Security	Shares	Value
Food & Staples Retailing (continued)
Natural Grocers by Vitamin Cottage, Inc.(a)(b)	158	$2,097
Performance Food Group Co.(a)	2,565	91,955
PriceSmart, Inc.	557	45,535
Rite Aid Corp.(a)(b)	26,012	52,284
Smart & Final Stores, Inc.(a)	418	2,466
SpartanNash Co.	906	21,708
Sprouts Farmers Market, Inc.(a)	3,342	71,820
SuperValu, Inc.(a)(b)	1,029	33,257
U.S. Foods Holding Corp.(a)	5,597	189,234
United Natural Foods, Inc.(a)(b)	1,340	43,148
Village Super Market, Inc., Class A	242	6,517
Weis Markets, Inc.	254	12,987

		760,888
Food Products — 1.3%
Alico, Inc.	65	2,080
B&G Foods, Inc.(b)	1,705	53,537
Cal-Maine Foods, Inc.(a)	801	36,045
Calavo Growers, Inc.	395	36,537
Darling Ingredients, Inc.(a)	4,118	82,731
Dean Foods Co.	2,203	21,633
Farmer Bros Co.(a)	213	6,145
Flowers Foods, Inc.	4,541	92,636
Fresh Del Monte Produce, Inc.	847	30,746
Freshpet, Inc.(a)	619	17,951
Hain Celestial Group, Inc.(a)(b)	2,544	72,351
Hostess Brands, Inc.(a)	2,495	34,955
Ingredion, Inc.	1,822	184,569
J&J Snack Foods Corp.	368	53,345
John B Sanfilippo & Son, Inc.	216	16,604
Lamb Weston Holdings, Inc.	3,703	260,210
Lancaster Colony Corp.	465	67,439
Limoneira Co.	430	11,722
Pilgrim’s Pride Corp.(a)	1,477	26,320
Pinnacle Foods, Inc.	3,071	203,976
Post Holdings, Inc.(a)(b)	1,655	143,257
Sanderson Farms, Inc.	546	55,053
Seneca Foods Corp., Class A(a)	140	3,773
The Simply Good Foods Co.(a)	1,522	25,387
Tootsie Roll Industries, Inc.	454	13,575
TreeHouse Foods, Inc.(a)	1,397	66,344

		1,618,921
Gas Utilities — 0.9%
Atmos Energy Corp.	2,844	261,278
Chesapeake Utilities Corp.	418	35,049
National Fuel Gas Co.	2,068	111,052
New Jersey Resources Corp.	2,268	104,895
Northwest Natural Gas Co.	757	49,318
ONE Gas, Inc.	1,315	101,308
RGC Resources, Inc.	226	6,412
South Jersey Industries, Inc.	2,175	73,798
Southwest Gas Holdings, Inc.(a)	1,221	95,482
Spire, Inc.	1,303	93,295
UGI Corp.	4,366	232,009

		1,163,896
Health Care Equipment & Supplies — 2.9%
Abaxis, Inc.	540	44,820
Accuray, Inc.(a)	1,884	7,253
AngioDynamics, Inc.(a)	914	19,322
Anika Therapeutics, Inc.(a)	352	14,091
Antares Pharma, Inc.(a)	3,751	10,015
AtriCure, Inc.(a)	856	24,524
Atrion Corp.	36	24,768
Avanos Medical, Inc.(a)	1,212	66,902

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Health Care Equipment & Supplies (continued)
AxoGen, Inc.(a)	838	$37,647
Cantel Medical Corp.	967	89,651
Cardiovascular Systems, Inc.(a)	834	31,634
Cerus Corp.(a)	3,321	24,609
CONMED Corp.	656	48,544
Cooper Cos., Inc.	1,227	319,634
CryoLife, Inc.(a)	896	26,701
CryoPort, Inc.(a)	620	9,151
Cutera, Inc.(a)	334	13,360
CytoSorbents Corp.(a)	707	8,484
DexCom, Inc.(a)	2,259	214,899
Endologix, Inc.(a)	2,170	11,045
FONAR Corp.(a)	123	3,210
GenMark Diagnostics, Inc.(a)(b)	1,341	8,958
Glaukos Corp.(a)(b)	833	34,661
Globus Medical, Inc., Class A(a)	1,870	96,268
Haemonetics Corp.(a)	1,393	136,013
Helius Medical Technologies, Inc.(a)(b)	407	3,728
Hill-Rom Holdings, Inc.	1,670	157,314
ICU Medical, Inc.(a)	391	112,139
Inogen, Inc.(a)	460	91,655
Insulet Corp.(a)	1,533	127,484
Integra LifeSciences Holdings Corp.(a)(b)	1,829	114,002
Invacare Corp.	900	16,065
iRadimed Corp.(a)(b)	164	3,772
iRhythm Technologies, Inc.(a)	597	45,103
K2M Group Holdings, Inc.(a)	1,098	22,366
Lantheus Holdings, Inc.(a)	957	13,829
LeMaitre Vascular, Inc.	438	15,768
LivaNova PLC(a)	1,224	134,799
Masimo Corp.(a)	1,184	117,713
Meridian Bioscience, Inc.	1,069	16,890
Merit Medical Systems, Inc.(a)	1,247	67,712
Natus Medical, Inc.(a)(b)	842	30,733
Neogen Corp.(a)	1,325	109,180
Nevro Corp.(a)	735	41,351
Novocure Ltd.(a)	1,903	64,702
NuVasive, Inc.(a)	1,299	75,407
Nuvectra Corp.(a)	351	5,504
NxStage Medical, Inc.(a)	1,638	45,979
Ocular Therapeutix, Inc.(a)	887	4,923
OraSure Technologies, Inc.(a)	1,576	26,461
Orthofix International NV(a)	415	25,103
OrthoPediatrics Corp.(a)(b)	160	4,496
Oxford Immunotec Global PLC(a)	660	8,653
Pulse Biosciences, Inc.(a)(b)	180	2,405
Quidel Corp.(a)	824	55,917
Rockwell Medical, Inc.(a)(b)	978	3,971
RTI Surgical, Inc.(a)	2,080	9,568
SeaSpine Holdings Corp.(a)	292	4,076
Senseonics Holdings, Inc.(a)	1,685	6,201
Sientra, Inc.(a)	583	11,934
STAAR Surgical Co.(a)	1,097	33,842
STERIS PLC	2,205	252,406
Surmodics, Inc.(a)	348	20,462
Tactile Systems Technology, Inc.(a)(b)	434	20,862
Tandem Diabetes Care, Inc.(a)	1,123	30,950
TransEnterix, Inc.(a)(b)	3,924	20,993
Utah Medical Products, Inc.	77	7,469
Varex Imaging Corp.(a)	983	37,590
Veracyte, Inc.(a)	847	9,173
ViewRay, Inc.(a)	1,252	14,924
West Pharmaceutical Services, Inc.	1,851	202,962
Wright Medical Group NV(a)(b)	2,836	72,119

		3,646,819

Security	Shares	Value
Health Care Providers & Services — 1.9%
AAC Holdings, Inc.(a)	267	$2,774
Acadia Healthcare Co., Inc.(a)(b)	2,266	89,462
Addus HomeCare Corp.(a)	215	14,222
Amedisys, Inc.(a)	755	70,691
American Renal Associates Holdings, Inc.(a)	232	3,733
AMN Healthcare Services, Inc.(a)	1,238	74,899
Apollo Medical Holdings, Inc.(a)(b)	620	14,992
BioScrip, Inc.(a)	2,803	7,428
BioTelemetry, Inc.(a)	837	43,942
Brookdale Senior Living, Inc.(a)(b)	4,838	46,396
Capital Senior Living Corp.(a)	650	6,493
Chemed Corp.	391	123,568
Civitas Solutions, Inc.(a)	442	7,227
Community Health Systems, Inc.(a)(b)	2,532	8,457
CorVel Corp.(a)	195	11,183
Cross Country Healthcare, Inc.(a)	1,005	11,789
Encompass Health Corp.	2,539	192,025
Ensign Group, Inc.	1,256	45,304
Envision Healthcare Corp.(a)(b)	3,039	134,506
Genesis Healthcare, Inc.(a)(b)	1,693	2,556
HealthEquity, Inc.(a)	1,361	102,755
HMS Holdings Corp.(a)	2,233	53,436
Integer Holdings Corp.(a)	766	54,731
LHC Group, Inc.(a)	774	66,626
LifePoint Health, Inc.(a)	874	56,635
Magellan Health, Inc.(a)	632	45,978
MEDNAX, Inc.(a)	2,414	103,295
Molina Healthcare, Inc.(a)	1,612	167,793
National Healthcare Corp.	305	21,984
National Research Corp., Class A	268	10,171
Owens & Minor, Inc.	1,517	28,626
Patterson Cos., Inc.	2,139	52,448
Penumbra, Inc.(a)	775	110,244
PetIQ, Inc.(a)(b)	269	7,371
Premier, Inc., Class A(a)(b)	1,337	50,004
Providence Service Corp.(a)	265	18,571
Quorum Health Corp.(a)	718	3,475
R1 RCM, Inc.(a)	2,590	20,772
RadNet, Inc.(a)	1,069	14,325
Select Medical Holdings Corp.(a)	2,804	58,323
Surgery Partners, Inc.(a)	520	7,852
Tenet Healthcare Corp.(a)	2,189	82,372
Tivity Health, Inc.(a)(b)	1,043	35,149
Triple-S Management Corp., Class B(a)	589	20,915
U.S. Physical Therapy, Inc.	332	34,777
WellCare Health Plans, Inc.(a)	1,087	290,685

		2,430,960
Health Care Technology — 0.7%
athenahealth, Inc.(a)	1,013	152,669
Castlight Health, Inc., Class B(a)(b)	2,043	6,742
Computer Programs & Systems, Inc.	317	9,890
Cotiviti Holdings, Inc.(a)	1,011	45,131
Evolent Health, Inc., Class A(a)(b)	1,705	34,441
HealthStream, Inc.	654	18,364
Inovalon Holdings, Inc., Class A(a)	1,696	18,062
Inspire Medical Systems, Inc.(a)	200	8,960
Medidata Solutions, Inc.(a)	1,519	112,877
NantHealth, Inc.(a)	491	1,586
Omnicell, Inc.(a)	993	59,084
Quality Systems, Inc.(a)(b)	1,372	27,618
Simulations Plus, Inc.	353	6,266
Tabula Rasa HealthCare, Inc.(a)	434	25,276
Teladoc, Inc.(a)(b)	1,743	104,319
Veeva Systems, Inc., Class A(a)	3,116	235,663

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Health Care Technology (continued)
Vocera Communications, Inc.(a)	754	$22,756

		889,704
Hotels, Restaurants & Leisure — 3.0%
Aramark	6,339	254,891
BBX Capital Corp.	1,633	14,240
Belmond Ltd., Class A(a)	2,325	26,156
Biglari Holdings, Inc., Class A(a)(b)	2	1,955
Biglari Holdings, Inc., Class B(a)	26	4,925
BJ’s Restaurants, Inc.	526	33,269
Bloomin’ Brands, Inc.	2,169	41,948
Bluegreen Vacations Corp.(b)	220	5,656
Bojangles’, Inc.(a)	483	6,351
Boyd Gaming Corp.	2,110	78,808
Braemar Hotels & Resorts, Inc.	840	9,601
Brinker International, Inc.	1,088	51,321
Caesars Entertainment Corp.(a)(b)	15,843	179,026
Carrols Restaurant Group, Inc.(a)	969	14,051
Century Casinos, Inc.(a)	693	5,648
Cheesecake Factory, Inc.	1,125	63,034
Choice Hotels International, Inc.	875	67,900
Churchill Downs, Inc.	302	86,357
Chuy’s Holdings, Inc.(a)	452	14,306
Cracker Barrel Old Country Store, Inc.(b)	492	72,076
Dave & Buster’s Entertainment, Inc.(a)	1,050	51,607
Del Frisco’s Restaurant Group, Inc.(a)	450	3,848
Del Taco Restaurants, Inc.(a)	867	11,219
Denny’s Corp.(a)	1,535	22,334
Dine Brands Global, Inc.	431	30,614
Domino’s Pizza, Inc.	1,089	286,037
Dunkin’ Brands Group, Inc.	2,117	147,407
El Pollo Loco Holdings, Inc.(a)	668	7,749
Eldorado Resorts, Inc.(a)	1,770	75,844
Empire Resorts, Inc.(a)(b)	81	1,122
Extended Stay America, Inc.	5,040	107,302
Fiesta Restaurant Group, Inc.(a)	557	16,181
Golden Entertainment, Inc.(a)	444	13,822
Habit Restaurants, Inc., Class A(a)	428	5,436
Hilton Grand Vacations, Inc.(a)	2,446	84,607
Hyatt Hotels Corp., Class A	1,169	91,451
ILG, Inc.	2,661	91,352
International Game Technology PLC	2,547	64,388
International Speedway Corp., Class A	604	26,153
J Alexander’s Holdings, Inc.(a)	266	2,846
Jack in the Box, Inc.	753	63,433
Lindblad Expeditions Holdings, Inc.(a)	459	6,077
Marcus Corp.	468	18,041
Marriott Vacations Worldwide Corp.	546	65,034
Monarch Casino & Resort, Inc.(a)	350	16,685
Nathan’s Famous, Inc.	78	7,664
Noodles & Co.(a)(b)	309	3,229
Papa John’s International, Inc.	579	24,295
Penn National Gaming, Inc.(a)	1,566	50,190
Pinnacle Entertainment, Inc.(a)	1,404	46,669
Planet Fitness, Inc., Class A(a)	2,295	109,058
PlayAGS, Inc.(a)	405	11,563
Potbelly Corp.(a)	673	8,345
RCI Hospitality Holdings, Inc.	280	9,080
Red Lion Hotels Corp.(a)	441	5,513
Red Robin Gourmet Burgers, Inc.(a)(b)	318	15,041
Red Rock Resorts, Inc., Class A	1,777	62,799
Ruth’s Hospitality Group, Inc.	742	21,481
Scientific Games Corp., Class A(a)	1,384	66,501
SeaWorld Entertainment, Inc.(a)	1,395	29,714
Shake Shack, Inc., Class A(a)	624	38,894

Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Six Flags Entertainment Corp.	1,893	$122,950
Sonic Corp.	941	33,076
Speedway Motorsports, Inc.	288	5,083
Texas Roadhouse, Inc.	1,710	107,456
Town Sports International Holdings, Inc.(a)	352	3,802
Vail Resorts, Inc.	1,040	287,945
Wendy’s Co.	4,791	79,914
Wingstop, Inc.	711	35,088
Wyndham Destinations, Inc.	2,472	114,009
Wyndham Hotels & Resorts, Inc.	2,476	143,608
Zoe’s Kitchen, Inc.(a)(b)	528	5,148

		3,790,223
Household Durables — 1.3%
Bassett Furniture Industries, Inc.	277	6,925
Beazer Homes USA, Inc.(a)(b)	779	9,979
Cavco Industries, Inc.(a)	221	46,951
Century Communities, Inc.(a)(b)	657	20,038
Ethan Allen Interiors, Inc.	665	14,963
Flexsteel Industries, Inc.	301	10,785
GoPro, Inc., Class A(a)	3,077	17,970
Green Brick Partners, Inc.(a)	517	5,015
Hamilton Beach Brands Holding Co.	176	4,470
Helen of Troy Ltd.(a)	683	78,238
Hooker Furniture Corp.	292	13,155
Hovnanian Enterprises, Inc., Class A(a)	2,312	3,630
Installed Building Products, Inc.(a)	577	31,504
iRobot Corp.(a)(b)	682	54,048
KB Home	2,180	51,775
La-Z-Boy, Inc.	1,215	37,057
Leggett & Platt, Inc.	3,326	144,914
LGI Homes, Inc.(a)	479	24,760
Lifetime Brands, Inc.	182	2,211
M/I Homes, Inc.(a)	695	17,973
MDC Holdings, Inc.	1,141	33,135
Meritage Homes Corp.(a)	999	43,107
NACCO Industries, Inc., Class A	85	2,805
New Home Co., Inc.(a)(b)	238	2,194
NVR, Inc.(a)	82	226,273
PulteGroup, Inc.	6,736	191,909
Roku, Inc.(a)	1,092	49,599
Skyline Champion Corp.	172	4,417
Taylor Morrison Home Corp., Class A(a)	2,869	56,032
Tempur Sealy International, Inc.(a)(b)	1,239	60,550
Toll Brothers, Inc.	3,751	132,260
TopBuild Corp.(a)	905	67,223
TRI Pointe Group, Inc.(a)	3,820	54,129
Tupperware Brands Corp.	1,302	47,796
Turtle Beach Corp.(a)	194	5,275
Universal Electronics, Inc.(a)	323	11,289
Vuzix Corp.(a)(b)	594	3,683
William Lyon Homes, Class A(a)	793	17,311
ZAGG, Inc.(a)	744	11,086

		1,616,434
Household Products — 0.2%
Central Garden & Pet Co.(a)	223	9,627
Central Garden & Pet Co., Class A(a)	975	39,117
Energizer Holdings, Inc.	1,543	98,258
Oil-Dri Corp. of America	136	5,761
Spectrum Brands Holdings, Inc.(a)	1,080	94,360
WD-40 Co.	367	58,775

		305,898
Independent Power and Renewable Electricity Producers — 0.5%
Atlantic Power Corp.(a)	2,207	4,855

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Independent Power and Renewable Electricity Producers (continued)
NRG Energy, Inc.	7,971	$252,442
NRG Yield, Inc., Class A	831	15,357
NRG Yield, Inc., Class C	1,697	31,564
Ormat Technologies, Inc.	992	53,816
Pattern Energy Group, Inc.	2,073	38,496
TerraForm Power, Inc.	1,858	19,007
Vistra Energy Corp.(a)	10,605	239,673
Vivint Solar, Inc.(a)	597	3,403

		658,613
Industrial Conglomerates — 0.3%
BWX Technologies, Inc.	2,519	165,649
Carlisle Cos., Inc.	1,519	186,594
Raven Industries, Inc.	900	34,920
Seaboard Corp.	7	25,466
Standex International Corp.	306	31,717

		444,346
Insurance — 3.5%
Alleghany Corp.	388	244,157
Ambac Financial Group, Inc.(a)	157	3,206
American Equity Investment Life Holding Co.	2,275	81,286
American Financial Group, Inc.	1,876	211,406
American National Insurance Co.	224	28,894
AMERISAFE, Inc.	411	25,811
AmTrust Financial Services, Inc.	2,796	40,486
Argo Group International Holdings Ltd.	860	53,793
Aspen Insurance Holdings Ltd.	1,489	60,230
Assurant, Inc.	1,372	151,332
Assured Guaranty Ltd.	2,786	108,431
Axis Capital Holdings Ltd.	2,098	118,663
Brighthouse Financial, Inc.(a)	3,093	134,329
Brown & Brown, Inc.	5,843	170,966
Citizens, Inc.(a)	1,138	9,002
CNO Financial Group, Inc.	4,210	85,673
Crawford & Co., Class B	244	2,079
Donegal Group, Inc., Class A	308	4,500
eHealth, Inc.(a)	476	11,300
EMC Insurance Group, Inc.	297	7,951
Employers Holdings, Inc.	875	40,644
Enstar Group Ltd.(a)	307	66,373
Erie Indemnity Co., Class A	657	81,626
Everest Re Group Ltd.	1,049	229,049
FBL Financial Group, Inc., Class A	279	22,794
FedNat Holding Co.	340	7,922
First American Financial Corp.	2,630	147,280
Genworth Financial, Inc., Class A(a)	12,800	58,880
Global Indemnity Ltd.	237	9,658
Goosehead Insurance, Inc.(a)	260	7,064
Greenlight Capital Re Ltd., Class A(a)	733	10,702
Hallmark Financial Services, Inc.(a)	563	5,945
Hanover Insurance Group, Inc.	1,125	141,097
HCI Group, Inc.	167	7,146
Health Insurance Innovations, Inc., Class A(a)	340	11,305
Heritage Insurance Holdings, Inc.	575	9,873
Hilltop Holdings, Inc.	1,942	40,394
Horace Mann Educators Corp.	969	42,345
Independence Holding Co.	106	3,684
Investors Title Co.	37	7,082
James River Group Holdings Ltd.	660	27,317
Kemper Corp.	1,327	105,895
Kingstone Cos., Inc.	155	2,534
Kinsale Capital Group, Inc.	496	29,376
Maiden Holdings Ltd.	1,008	8,770
MBIA, Inc.(a)(b)	2,255	23,114

Security	Shares	Value
Insurance (continued)
Mercury General Corp.	719	$36,978
National General Holdings Corp.	1,576	43,466
National Western Life Group, Inc., Class A	73	23,652
Navigators Group, Inc.	490	29,571
NI Holdings, Inc.(a)	387	6,471
Old Republic International Corp.	7,133	152,004
Primerica, Inc.	933	107,108
ProAssurance Corp.	1,349	55,714
Protective Insurance Corp., Class B	454	10,601
Reinsurance Group of America, Inc.	1,624	229,796
RenaissanceRe Holdings Ltd.	1,022	134,751
RLI Corp.	985	73,639
Safety Insurance Group, Inc.	394	36,090
Selective Insurance Group, Inc.	1,480	88,504
State Auto Financial Corp.	417	13,486
Stewart Information Services Corp.	610	27,718
Third Point Reinsurance Ltd.(a)	2,169	27,329
Torchmark Corp.	2,807	247,212
Trupanion, Inc.(a)(b)	600	24,960
United Fire Group, Inc.	312	18,810
United Insurance Holdings Corp.	559	11,605
Universal Insurance Holdings, Inc.	819	36,364
W.R. Berkley Corp.	2,502	189,677
White Mountains Insurance Group Ltd.	80	73,042
WMIH Corp.(a)(b)	14,863	20,213

		4,420,125
Internet & Direct Marketing Retail — 0.6%
1-800-Flowers.com, Inc., Class A(a)	696	10,092
Duluth Holdings, Inc., Class B(a)(b)	178	4,098
Etsy, Inc.(a)	3,086	126,094
Gaia, Inc.(a)	307	5,587
Groupon, Inc.(a)	11,131	52,093
Lands’ End, Inc.(a)	284	6,887
Liberty Expedia Holdings, Inc., Class A(a)	1,373	66,138
Liberty TripAdvisor Holdings, Inc., Series A(a)	1,832	30,503
Nutrisystem, Inc.	747	29,880
Overstock.com, Inc.(a)(b)	523	18,645
PetMed Express, Inc.	492	18,268
Shutterfly, Inc.(a)	832	68,440
TripAdvisor, Inc.(a)	2,696	156,341
Wayfair, Inc., Class A(a)	1,449	157,680

		750,746
Internet Software & Services — 2.7%
Alarm.com Holdings, Inc.(a)	848	36,354
Alteryx, Inc., Class A(a)(b)	703	27,410
Amber Road, Inc.(a)	484	4,114
Appfolio, Inc., Class A(a)	368	26,570
Apptio, Inc., Class A(a)	848	28,467
Benefitfocus, Inc.(a)(b)	514	15,471
Blucora, Inc.(a)	1,181	41,040
Box, Inc., Class A(a)	3,338	79,979
Brightcove, Inc.(a)	817	6,985
Carbonite, Inc.(a)	652	22,364
Cardlytics, Inc.(a)	146	2,748
Care.com, Inc.(a)	485	8,740
Cargurus, Inc.(a)(b)	1,235	53,537
Cars.com, Inc.(a)(b)	1,825	51,775
ChannelAdvisor Corp.(a)	553	7,687
Chegg, Inc.(a)	2,809	77,809
Cimpress NV(a)(b)	578	84,428
Cision Ltd.(a)	974	14,688
Cloudera, Inc.(a)	2,617	35,042
Cornerstone OnDemand, Inc.(a)	1,359	67,135

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Internet Software & Services (continued)
Coupa Software, Inc.(a)	1,337	$81,971
DocuSign, Inc.(a)(b)	697	37,568
eGain Corp.(a)(b)	441	5,733
Endurance International Group Holdings, Inc.(a)	1,802	14,776
Envestnet, Inc.(a)	1,116	65,398
Five9, Inc.(a)	1,524	48,616
Fusion Connect, Inc.(a)	820	3,288
GoDaddy, Inc., Class A(a)(b)	3,935	289,695
Gogo, Inc.(a)(b)	1,187	4,249
GrubHub, Inc.(a)	2,329	283,882
GTT Communications, Inc.(a)(b)	881	39,160
Hortonworks, Inc.(a)	1,740	30,311
Instructure, Inc.(a)	859	33,243
Internap Corp.(a)(b)	565	5,582
j2 Global, Inc.	1,181	100,196
Leaf Group Ltd.(a)	511	5,979
LendingClub Corp.(a)	8,144	33,553
Limelight Networks, Inc.(a)	2,714	12,104
Liquidity Services, Inc.(a)	470	3,314
LivePerson, Inc.(a)	1,422	32,990
LogMeIn, Inc.	1,309	106,094
Match Group, Inc.(a)(b)	1,301	46,992
Meet Group, Inc.(a)	2,061	8,368
MINDBODY, Inc., Class A(a)(b)	1,166	43,550
New Relic, Inc.(a)	1,114	108,838
NIC, Inc.	1,613	26,453
Nutanix, Inc., Class A(a)(b)	2,718	132,883
Okta, Inc.(a)(b)	2,168	107,641
Pandora Media, Inc.(a)(b)	6,462	43,554
Perficient, Inc.(a)	874	23,004
Q2 Holdings, Inc.(a)	925	54,714
QuinStreet, Inc.(a)	994	13,180
Quotient Technology, Inc.(a)	2,106	31,064
Reis, Inc.	283	6,042
Remark Holdings, Inc.(a)(b)	693	2,495
SendGrid, Inc.(a)	189	4,825
ShotSpotter, Inc.(a)	180	7,681
Shutterstock, Inc.(a)	457	21,054
SPS Commerce, Inc.(a)	414	35,517
Stamps.com, Inc.(a)	437	114,057
TechTarget, Inc.(a)	612	17,393
Telaria, Inc.(a)	1,096	4,088
Trade Desk, Inc., Class A(a)(b)	828	69,817
Travelzoo(a)	191	2,483
TrueCar, Inc.(a)(b)	2,328	25,887
Tucows, Inc., Class A(a)(b)	236	13,865
Twilio, Inc., Class A(a)	1,814	105,012
Veritone, Inc.(a)(b)	209	3,120
Web.com Group, Inc.(a)	1,010	25,402
XO Group, Inc.(a)	634	17,866
Yelp, Inc.(a)	2,044	75,383
Yext, Inc.(a)	2,043	43,189
Zillow Group, Inc., Class A(a)	1,532	86,359
Zillow Group, Inc., Class C(a)(b)	2,864	159,525

		3,411,346
IT Services — 2.3%
Acxiom Corp.(a)	2,047	82,985
Black Knight, Inc.(a)	3,597	185,785
Booz Allen Hamilton Holding Corp.	3,586	169,510
CACI International, Inc., Class A(a)	620	108,624
Cardtronics PLC, Class A(a)(b)	992	25,117
Cass Information Systems, Inc.	313	21,081
Conduent, Inc.(a)	5,019	90,141
ConvergeOne Holdings, Inc.	618	5,871

Security	Shares	Value
IT Services (continued)
Convergys Corp.	2,347	$57,736
CoreLogic, Inc.(a)	2,089	101,734
CSG Systems International, Inc.	826	33,593
EPAM Systems, Inc.(a)	1,287	167,580
Euronet Worldwide, Inc.(a)	1,233	113,362
Everi Holdings, Inc.(a)	1,604	11,789
EVERTEC, Inc.	1,523	35,486
Exela Technologies, Inc.(a)(b)	1,199	6,007
ExlService Holdings, Inc.(a)	849	50,634
Forrester Research, Inc.	219	10,129
Genpact Ltd.	3,907	118,695
Hackett Group, Inc.	545	9,826
Information Services Group, Inc.(a)	536	2,198
Jack Henry & Associates, Inc.	2,020	272,094
Leidos Holdings, Inc.	3,628	248,228
ManTech International Corp., Class A	677	40,519
MAXIMUS, Inc.	1,705	110,501
MoneyGram International, Inc.(a)(b)	638	4,173
Perspecta, Inc.	3,626	78,684
PFSweb, Inc.(a)	384	3,694
Presidio, Inc.(a)(b)	713	9,954
PRGX Global, Inc.(a)	511	4,625
Sabre Corp.	6,205	152,767
Science Applications International Corp.	1,115	94,073
ServiceSource International, Inc.(a)	1,592	5,572
Switch, Inc., Class A(b)	1,027	13,372
Syntel, Inc.(a)	909	36,896
Teradata Corp.(a)	3,173	121,494
Travelport Worldwide Ltd.	3,313	62,616
TTEC Holdings, Inc.	369	11,863
Unisys Corp.(a)	1,259	16,178
Virtusa Corp.(a)	693	36,611
WEX, Inc.(a)	1,044	198,172

		2,929,969
Leisure Products — 0.5%
Brunswick Corp.	2,192	140,945
Callaway Golf Co.	2,308	44,406
Clarus Corp.(a)	334	3,006
Escalade, Inc.	129	1,729
Johnson Outdoors, Inc., Class A	116	9,404
Malibu Boats, Inc., Class A(a)(b)	538	20,223
Marine Products Corp.	150	2,787
Mattel, Inc.(a)(b)	8,933	141,767
MCBC Holdings, Inc.(a)	485	12,106
Nautilus, Inc.(a)	820	11,685
Polaris Industries, Inc.	1,506	158,762
Sturm Ruger & Co., Inc.	424	22,981
Vista Outdoor, Inc.(a)	1,429	23,207

		593,008
Life Sciences Tools & Services — 1.1%
Accelerate Diagnostics, Inc.(a)(b)	711	15,606
Bio-Rad Laboratories, Inc., Class A(a)	549	168,351
Bio-Techne Corp.	995	159,837
Bruker Corp.	2,682	86,897
Cambrex Corp.(a)	860	53,750
Charles River Laboratories International, Inc.(a)	1,203	149,533
ChromaDex Corp.(a)(b)	993	4,449
Enzo Biochem, Inc.(a)	886	3,916
Fluidigm Corp.(a)	927	5,933
Harvard Bioscience, Inc.(a)	872	4,970
Luminex Corp.	1,055	35,722
Medpace Holdings, Inc.(a)	307	18,841
NanoString Technologies, Inc.(a)	580	6,803

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Life Sciences Tools & Services (continued)
NeoGenomics, Inc.(a)	1,376	$19,264
Pacific Biosciences of California, Inc.(a)(b)	3,406	12,943
PerkinElmer, Inc.	2,911	230,493
PRA Health Sciences, Inc.(a)	1,281	134,684
QIAGEN NV(a)	5,640	203,717
Quanterix Corp.(a)	119	1,784
Syneos Health, Inc.(a)	1,413	69,625

		1,387,118
Machinery — 4.4%
Actuant Corp., Class A(b)	1,580	45,109
AGCO Corp.	1,711	107,827
Alamo Group, Inc.	231	21,483
Albany International Corp., Class A	810	53,582
Allison Transmission Holdings, Inc.	3,164	148,708
Altra Industrial Motion Corp.	742	32,574
American Railcar Industries, Inc.	143	6,517
Astec Industries, Inc.	634	31,148
Barnes Group, Inc.	1,259	85,423
Blue Bird Corp.(a)	379	8,546
Briggs & Stratton Corp.	1,287	22,767
Chart Industries, Inc.(a)	813	63,487
CIRCOR International, Inc.	407	18,051
Colfax Corp.(a)	2,291	73,999
Columbus McKinnon Corp.	544	22,391
Commercial Vehicle Group, Inc.(a)	888	6,225
Crane Co.	1,334	120,820
DMC Global, Inc.	388	15,927
Donaldson Co., Inc.	3,450	164,565
Douglas Dynamics, Inc.	561	27,545
Eastern Co.	104	3,068
Energy Recovery, Inc.(a)	942	7,621
EnPro Industries, Inc.	515	39,341
ESCO Technologies, Inc.	638	39,716
Federal Signal Corp.	1,447	34,366
Flowserve Corp.	3,328	147,530
FreightCar America, Inc.	204	3,735
Gardner Denver Holdings, Inc.(a)	2,700	77,247
Gates Industrial Corp. PLC(a)	1,139	17,734
Gencor Industries, Inc.(a)	109	1,635
Global Brass & Copper Holdings, Inc.	559	18,419
Gorman-Rupp Co.	469	17,747
Graco, Inc.	4,351	200,755
Graham Corp.	261	6,950
Greenbrier Cos., Inc.	801	45,377
Harsco Corp.(a)	2,036	51,613
Hurco Cos., Inc.	159	7,044
Hyster-Yale Materials Handling, Inc.	249	16,374
IDEX Corp.	1,999	307,006
ITT, Inc.	2,242	127,054
John Bean Technologies Corp.	803	88,812
Kadant, Inc.	279	26,951
Kennametal, Inc.	2,076	80,881
LB Foster Co., Class A(a)	224	5,499
Lincoln Electric Holdings, Inc.	1,688	158,571
Lindsay Corp.	274	25,794
Lydall, Inc.(a)	444	20,602
Manitex International, Inc.(a)	362	4,391
The Manitowoc Co., Inc.(a)	898	23,788
Meritor, Inc.(a)	2,125	43,775
Middleby Corp.(a)(b)	1,388	142,242
Milacron Holdings Corp.(a)	1,945	40,553
Miller Industries, Inc.	323	8,414
Mueller Industries, Inc.	1,401	46,387
Mueller Water Products, Inc., Series A	3,904	48,214

Security	Shares	Value
Machinery (continued)
Navistar International Corp.(a)	1,303	$56,120
NN, Inc.	691	14,857
Nordson Corp.	1,467	196,739
Omega Flex, Inc.	62	5,721
Oshkosh Corp.	1,884	141,771
Pentair PLC	4,084	182,351
Proto Labs, Inc.(a)	681	84,887
RBC Bearings, Inc.(a)	594	86,356
REV Group, Inc.	724	12,431
Rexnord Corp.(a)	2,634	79,652
Snap-on, Inc.	1,420	240,818
SPX Corp.(a)	1,107	41,070
SPX FLOW, Inc.(a)	1,032	49,041
Sun Hydraulics Corp.	748	38,941
Tennant Co.	434	35,306
Terex Corp.	1,752	77,298
Timken Co.	1,714	84,415
Titan International, Inc.	1,381	14,625
Toro Co.	2,758	166,004
TriMas Corp.(a)	1,313	38,865
Trinity Industries, Inc.	3,865	147,257
Twin Disc, Inc.(a)	263	6,893
Valmont Industries, Inc.	555	77,506
Wabash National Corp.	1,581	31,304
WABCO Holdings, Inc.(a)	1,429	179,597
Wabtec Corp.	2,176	240,056
Watts Water Technologies, Inc., Class A	780	66,729
Welbilt, Inc.(a)	3,313	75,536
Woodward, Inc.	1,348	112,167

		5,596,213
Marine — 0.2%
Costamare, Inc.	1,314	9,119
Eagle Bulk Shipping, Inc.(a)	1,175	6,756
Genco Shipping & Trading Ltd.(a)	205	3,044
Kirby Corp.(a)	1,538	128,346
Matson, Inc.	1,052	37,872
Safe Bulkers, Inc.(a)	1,654	5,492
Scorpio Bulkers, Inc.	1,381	10,427

		201,056
Media — 1.8%
AMC Entertainment Holdings, Inc., Class A	1,362	22,201
AMC Networks, Inc., Class A(a)	1,181	71,203
Beasley Broadcasting Group, Inc., Class A	182	1,174
Boston Omaha Corp., Class A Class A(a)(b)	140	2,794
Cable One, Inc.	115	83,244
Central European Media Enterprises Ltd., Class A(a)	1,976	7,657
Cinemark Holdings, Inc.	2,718	97,631
Clear Channel Outdoor Holdings, Inc., Class A	589	2,621
Daily Journal Corp.(a)(b)	33	7,748
Emerald Expositions Events, Inc.	641	12,371
Entercom Communications Corp., Class A	3,228	24,371
Entravision Communications Corp., Class A	1,704	8,264
Eros International PLC(a)(b)	937	12,603
EW Scripps Co., Class A	1,235	16,179
Fluent, Inc.(a)	391	919
Gannett Co., Inc.	2,776	29,342
GCI Liberty, Inc., Class A(a)	2,568	123,547
Gray Television, Inc.(a)	1,997	30,854
Hemisphere Media Group, Inc.(a)(b)	336	4,032
IMAX Corp.(a)	1,371	30,299
Interpublic Group of Cos., Inc.	9,973	224,891
John Wiley & Sons, Inc., Class A	1,145	72,307
Liberty Latin America Ltd., Class A(a)	1,109	21,160

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Media (continued)
Liberty Latin America Ltd., Class C(a)	2,866	$55,486
Liberty Media Corp.-Liberty Braves, Class A(a)	226	5,808
Liberty Media Corp.-Liberty Braves, Class C(a)	896	23,090
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	672	22,519
Liberty Media Corp.-Liberty Formula One, Class C(a)	5,113	180,233
Lions Gate Entertainment Corp., Class A	1,286	30,671
Lions Gate Entertainment Corp., Class B	2,414	55,208
Live Nation Entertainment, Inc.(a)	3,487	171,839
LiveXLive Media, Inc.(a)	692	3,308
Madison Square Garden Co., Class A(a)	478	149,222
MDC Partners, Inc., Class A(a)	1,584	8,078
Meredith Corp.	1,008	53,575
MSG Networks, Inc., Class A(a)	1,537	36,196
National CineMedia, Inc.	1,940	16,024
New Media Investment Group, Inc.	1,505	27,075
New York Times Co., Class A	3,435	85,188
Nexstar Media Group, Inc., Class A	1,129	84,054
Reading International, Inc., Class A(a)	334	5,277
Saga Communications, Inc., Class A	61	2,309
Scholastic Corp.	707	29,524
Sinclair Broadcast Group, Inc., Class A	1,820	46,956
TEGNA, Inc.	5,531	61,007
TiVo Corp.	3,010	36,572
Tribune Media Co., Class A	2,340	79,209
TRONC, Inc.(a)	396	6,193
WideOpenWest, Inc.(a)(b)	670	7,290
World Wrestling Entertainment, Inc., Class A(b)	1,086	85,913

		2,275,236
Metals & Mining — 1.4%
AK Steel Holding Corp.(a)(b)	7,805	36,137
Alcoa Corp.(a)(b)	4,821	208,605
Allegheny Technologies, Inc.(a)(b)	3,187	88,598
Carpenter Technology Corp.	1,180	64,628
Century Aluminum Co.(a)	1,229	15,743
Cleveland-Cliffs, Inc.(a)	7,499	80,914
Coeur Mining, Inc.(a)	4,460	31,220
Commercial Metals Co.	2,943	65,747
Compass Minerals International, Inc.	916	62,151
Ferroglobe PLC(c)	897	—
Gold Resource Corp.	1,372	8,987
Haynes International, Inc.	284	12,059
Hecla Mining Co.	12,160	38,912
Kaiser Aluminum Corp.	424	47,327
Materion Corp.	548	34,360
Olympic Steel, Inc.	164	3,626
Reliance Steel & Aluminum Co.	1,866	168,313
Royal Gold, Inc.	1,658	140,283
Ryerson Holding Corp.(a)	410	4,735
Schnitzer Steel Industries, Inc., Class A	686	22,604
Steel Dynamics, Inc.	5,930	279,244
SunCoke Energy, Inc.(a)	1,768	20,173
Synalloy Corp.	205	4,428
Tahoe Resources, Inc.	7,634	34,429
TimkenSteel Corp.(a)	1,068	14,845
U.S. Silica Holdings, Inc.	2,081	56,104
United States Steel Corp.	4,467	162,733
Universal Stainless & Alloy Products, Inc.(a)	182	5,444
Warrior Met Coal, Inc.	957	24,757
Worthington Industries, Inc.	1,100	51,502

		1,788,608
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Colony Credit Real Estate, Inc.	1,938	41,202
Drive Shack, Inc.(a)	1,511	9,368

Security	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) (continued)
Exantas Capital Corp.(b)	816	$8,560
Front Yard Residential Corp.	1,358	13,118
Granite Point Mortgage Trust, Inc.	1,166	22,154
KKR Real Estate Finance Trust, Inc.	521	10,795
Sutherland Asset Management Corp.	367	6,129
TPG RE Finance Trust, Inc.	856	17,651
Two Harbors Investment Corp.	4,632	71,796

		200,773
Multi-Utilities — 0.5%
Avista Corp.	1,651	83,507
Black Hills Corp.	1,426	85,517
MDU Resources Group, Inc.	5,112	148,248
NorthWestern Corp.	1,266	75,112
SCANA Corp.	3,617	144,644
Vectren Corp.	2,097	149,873

		686,901
Multiline Retail — 0.8%
Big Lots, Inc.	1,144	49,684
Burlington Stores, Inc.(a)	1,741	266,042
Dillard’s, Inc., Class A(b)	298	23,920
FirstCash, Inc.	1,143	92,811
JC Penney Co., Inc.(a)(b)	7,768	19,032
Kohl’s Corp.	4,339	320,522
Nordstrom, Inc.	2,987	156,549
Ollie’s Bargain Outlet Holdings, Inc.(a)	1,252	87,014
Sears Holdings Corp.(a)(b)	1,431	2,633

		1,018,207
Oil & Gas Exploration & Production — 0.0%
Carrizo Oil & Gas, Inc.(a)(b)	1,925	54,247

Oil, Gas & Consumable Fuels — 3.3%
Abraxas Petroleum Corp.(a)	4,434	11,528
Adams Resources & Energy, Inc.	43	1,720
Alta Mesa Resources, Inc.(a)(b)	2,423	14,635
Amyris, Inc.(a)(b)	626	4,301
Antero Resources Corp.(a)	6,292	129,238
Approach Resources, Inc.(a)(b)	864	1,987
Arch Coal, Inc., Class A	510	43,141
Ardmore Shipping Corp.(a)	819	5,528
Bonanza Creek Energy, Inc.(a)	514	19,121
California Resources Corp.(a)	1,153	41,981
Callon Petroleum Co.(a)	5,662	60,923
Centennial Resource Development, Inc., Class A(a)(b)	4,656	83,622
Chesapeake Energy Corp.(a)(b)	23,479	110,821
Clean Energy Fuels Corp.(a)	3,486	9,935
Cloud Peak Energy, Inc.(a)	2,259	5,896
CNX Resources Corp.(a)	5,636	91,754
CONSOL Energy, Inc.(a)	713	29,682
CVR Energy, Inc.	439	17,248
Delek US Holdings, Inc.	2,091	111,492
Denbury Resources, Inc.(a)	11,064	49,899
DHT Holdings, Inc.	2,567	10,910
Dorian LPG Ltd.(a)	562	4,777
Earthstone Energy, Inc., Class A(a)	391	3,808
Eclipse Resources Corp.(a)(b)	1,891	3,044
Energen Corp.(a)	2,276	168,834
Energy Fuels, Inc.(a)	1,854	5,469
Energy XXI Gulf Coast, Inc.(a)	906	8,109
EP Energy Corp., Class A(a)	1,035	2,225
Evolution Petroleum Corp.	641	6,891
Extraction Oil & Gas, Inc.(a)(b)	2,748	41,550
Frontline Ltd.(a)(b)	2,164	11,058
GasLog Ltd.	1,046	17,625

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Golar LNG Ltd.	2,470	$64,245
Goodrich Petroleum Corp.(a)	250	3,152
Green Plains, Inc.	1,029	17,081
Gulfport Energy Corp.(a)	4,400	50,644
Halcon Resources Corp.(a)	3,467	13,556
Hallador Energy Co.	302	2,117
HighPoint Resources Corp.(a)	2,542	16,625
HollyFrontier Corp.	4,188	312,341
International Seaways, Inc.(a)(b)	584	12,714
Isramco, Inc.(a)	7	826
Jagged Peak Energy, Inc.(a)(b)	1,673	23,924
Kosmos Energy Ltd.(a)	6,125	46,427
Laredo Petroleum, Inc.(a)(b)	3,983	37,122
Lilis Energy, Inc.(a)(b)	991	4,648
Matador Resources Co.(a)	2,594	86,899
Midstates Petroleum Co., Inc.(a)	417	5,467
Murphy Oil Corp.	4,150	138,029
Murphy USA, Inc.(a)	775	61,411
Newfield Exploration Co.(a)	5,248	150,723
Nordic American Tankers Ltd.(b)	3,172	7,137
Northern Oil and Gas, Inc.(a)	2,713	10,092
Oasis Petroleum, Inc.(a)	6,782	82,876
Overseas Shipholding Group, Inc., Class A(a)	1,668	6,005
Panhandle Oil and Gas, Inc., Class A	459	9,364
Par Pacific Holdings, Inc.(a)	839	14,691
Parsley Energy, Inc., Class A(a)(b)	6,721	211,241
PBF Energy, Inc., Class A	2,899	135,383
PDC Energy, Inc.(a)	1,745	109,900
Peabody Energy Corp.	2,034	86,425
Penn Virginia Corp.(a)	312	26,370
QEP Resources, Inc.(a)	6,073	63,098
Range Resources Corp.	5,312	81,964
Renewable Energy Group, Inc.(a)	947	16,146
Resolute Energy Corp.(a)(b)	585	17,983
REX American Resources Corp.(a)	160	12,320
Ring Energy, Inc.(a)(b)	1,486	18,367
Rosehill Resources, Inc.(a)(b)	205	1,800
Sanchez Energy Corp.(a)	1,763	7,845
SandRidge Energy, Inc.(a)	831	13,562
Scorpio Tankers, Inc.	7,571	16,278
SemGroup Corp., Class A	2,016	50,702
Ship Finance International Ltd.	2,140	31,137
SilverBow Resources, Inc.(a)	182	5,546
SM Energy Co.	2,843	78,211
Southwestern Energy Co.(a)(b)	15,072	77,470
SRC Energy, Inc.(a)	6,125	69,335
Talos Energy, Inc.(a)	493	18,310
Targa Resources Corp.	5,657	288,903
Teekay Corp.(b)	1,766	12,309
Teekay Tankers Ltd., Class A	4,333	4,110
Tellurian, Inc.(a)(b)	2,039	15,925
Ultra Petroleum Corp.(a)	3,487	6,172
Uranium Energy Corp.(a)	4,435	7,318
W&T Offshore, Inc.(a)	2,413	16,746
Whiting Petroleum Corp.(a)	2,338	116,082
WildHorse Resource Development Corp.(a)	683	14,978
World Fuel Services Corp.	1,703	47,394
WPX Energy, Inc.(a)	10,037	188,394
Zion Oil & Gas, Inc.(a)(b)	1,330	4,110

		4,178,702
Paper & Forest Products — 0.3%
Boise Cascade Co.	1,008	43,596
Clearwater Paper Corp.(a)	436	9,854
Domtar Corp.	1,660	80,045

Security	Shares	Value
Paper & Forest Products (continued)
KapStone Paper and Packaging Corp.	2,305	$80,168
Louisiana-Pacific Corp.	3,793	102,108
Neenah, Inc.	433	38,017
PH Glatfelter Co.	1,174	19,218
Schweitzer-Mauduit International, Inc.	785	32,570
Verso Corp., Class A(a)	852	17,781

		423,357
Personal Products — 0.4%
Edgewell Personal Care Co.(a)	1,369	73,734
elf Beauty, Inc.(a)	545	7,870
Herbalife Nutrition Ltd.(a)	2,911	150,295
Inter Parfums, Inc.	427	25,705
Medifast, Inc.	293	50,302
Natural Health Trends Corp.	133	3,175
Nature’s Sunshine Products, Inc.(a)	227	1,793
Nu Skin Enterprises, Inc., Class A	1,447	105,414
Revlon, Inc., Class A(a)(b)	250	3,900
USANA Health Sciences, Inc.(a)	318	42,056

		464,244
Pharmaceuticals — 1.3%
Achaogen, Inc.(a)(b)	857	6,102
Aclaris Therapeutics, Inc.(a)(b)	704	12,067
Aerie Pharmaceuticals, Inc.(a)	900	60,795
Akcea Therapeutics, Inc.(a)(b)	267	8,443
Akorn, Inc.(a)	2,364	43,781
Amneal Pharmaceuticals, Inc.(a)	2,194	42,059
Amphastar Pharmaceuticals, Inc.(a)(b)	927	16,176
Ampio Pharmaceuticals, Inc.(a)(b)	2,040	6,059
ANI Pharmaceuticals, Inc.(a)	281	18,813
Aratana Therapeutics, Inc.(a)	855	3,877
Assembly Biosciences, Inc.(a)	415	18,355
Catalent, Inc.(a)	3,742	156,041
Clearside Biomedical, Inc.(a)	845	7,529
Collegium Pharmaceutical, Inc.(a)(b)	758	14,607
Corcept Therapeutics, Inc.(a)(b)	2,458	32,274
Corium International, Inc.(a)(b)	504	3,735
Cymabay Therapeutics, Inc.(a)	1,485	16,617
Depomed, Inc.(a)(b)	1,478	13,095
Dermira, Inc.(a)	1,005	9,789
Dova Pharmaceuticals, Inc.(a)(b)	300	6,471
Durect Corp.(a)	3,395	4,991
Eloxx Pharmaceuticals, Inc.(a)	542	8,222
Endo International PLC(a)	5,830	72,525
Endocyte, Inc.(a)	1,641	25,140
Evolus, Inc.(a)(b)	100	1,966
Heska Corp.(a)(b)	175	17,544
Horizon Pharma PLC(a)	4,172	73,552
Innovate Biopharmaceuticals, Inc.(a)(b)	476	2,485
Intersect ENT, Inc.(a)	766	24,780
Intra-Cellular Therapies, Inc.(a)	1,240	24,887
Jazz Pharmaceuticals PLC(a)(b)	1,540	266,543
Kala Pharmaceuticals, Inc.(a)(b)	339	4,302
Lannett Co., Inc.(a)	798	10,175
Mallinckrodt PLC(a)	2,092	49,057
Marinus Pharmaceuticals, Inc.(a)(b)	918	6,793
Medicines Co.(a)(b)	1,774	70,481
Melinta Therapeutics, Inc.(a)	359	1,903
Menlo Therapeutics, Inc.(a)	143	1,167
MyoKardia, Inc.(a)	770	44,198
Neos Therapeutics, Inc.(a)	679	3,701
Odonate Therapeutics, Inc.(a)	155	3,064
Omeros Corp.(a)(b)	1,180	24,851
Optinose, Inc.(a)(b)	415	8,445

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Pharmaceuticals (continued)
Pacira Pharmaceuticals, Inc.(a)(b)	999	$40,160
Paratek Pharmaceuticals, Inc.(a)(b)	702	7,090
Phibro Animal Health Corp., Class A	477	22,848
Prestige Brands Holdings, Inc.(a)	1,372	49,022
Reata Pharmaceuticals, Inc., Class A(a)	403	28,254
resTORbio, Inc.(a)(b)	173	2,662
Revance Therapeutics, Inc.(a)	837	24,064
scPharmaceuticals, Inc.(a)	178	829
Sienna Biopharmaceuticals, Inc.(a)	328	4,966
SIGA Technologies, Inc.(a)	1,310	9,943
Supernus Pharmaceuticals, Inc.(a)	1,236	65,446
Teligent, Inc.(a)(b)	846	3,536
TherapeuticsMD, Inc.(a)(b)	4,209	21,971
Theravance Biopharma, Inc.(a)	1,206	28,884
WaVe Life Sciences Ltd.(a)(b)	446	18,018
Zogenix, Inc.(a)	912	51,756
Zomedica Pharmaceuticals Corp.(a)	1,476	3,173

		1,630,079
Producer Durables: Miscellaneous — 0.0%
PROS Holdings, Inc.(a)	710	26,369

Professional Services — 1.1%
Acacia Research Corp.(a)	169	642
ASGN, Inc.(a)	1,280	115,584
Barrett Business Services, Inc.	190	17,457
BG Staffing, Inc.	139	3,656
CBIZ, Inc.(a)	1,324	29,128
CRA International, Inc.	216	11,690
Dun & Bradstreet Corp.	981	123,498
Exponent, Inc.	1,310	64,059
Franklin Covey Co.(a)	273	6,975
FTI Consulting, Inc.(a)	970	76,591
GP Strategies Corp.(a)	247	4,668
Heidrick & Struggles International, Inc.	524	21,432
Hill International, Inc.(a)(b)	1,282	7,051
Huron Consulting Group, Inc.(a)	522	22,785
ICF International, Inc.	457	33,658
Insperity, Inc.	1,001	95,195
Kelly Services, Inc., Class A	740	17,975
Kforce, Inc.	606	22,907
Korn/Ferry International	1,419	93,626
ManpowerGroup, Inc.	1,718	160,221
Mistras Group, Inc.(a)	350	7,364
Navigant Consulting, Inc.(a)	1,102	23,979
Paylocity Holding Corp.(a)(b)	729	42,282
Resources Connection, Inc.	785	12,481
Robert Half International, Inc.	3,039	230,235
TriNet Group, Inc.(a)	1,098	59,127
TrueBlue, Inc.(a)	1,017	27,510
WageWorks, Inc.(a)(b)	1,072	56,602
Willdan Group, Inc.(a)	157	4,377

		1,392,755
Real Estate Management & Development — 0.6%
Alexander & Baldwin, Inc.	1,722	41,242
Altisource Portfolio Solutions SA(a)(b)	291	9,693
AV Homes, Inc.(a)	393	8,469
CareTrust REIT, Inc.	1,695	28,662
Consolidated-Tomoka Land Co.	135	8,844
Forestar Group, Inc.(a)	222	5,039
FRP Holdings, Inc.(a)	179	11,635
Global Medical REIT, Inc.(b)	339	2,865
Howard Hughes Corp.(a)	1,020	138,261
Jones Lang LaSalle, Inc.	1,147	196,148
Kennedy-Wilson Holdings, Inc.	3,178	66,420

Security	Shares	Value
Real Estate Management & Development (continued)
Maui Land & Pineapple Co., Inc.(a)	141	$1,798
Newmark Group, Inc., Class A	560	7,806
RE/MAX Holdings, Inc., Class A	460	23,368
Realogy Holdings Corp.	3,261	71,318
Redfin Corp.(a)(b)	1,869	45,790
RMR Group, Inc., Class A	186	16,145
St. Joe Co.(a)(b)	970	17,121
Stratus Properties, Inc.(a)	102	3,142
Tejon Ranch Co.(a)	544	12,730
Transcontinental Realty Investors, Inc.(a)	90	3,133
Trinity Place Holdings, Inc.(a)(b)	516	3,318

		722,947
Road & Rail — 0.7%
AMERCO	176	66,366
ArcBest Corp.	654	30,444
Avis Budget Group, Inc.(a)	1,758	61,266
Covenant Transportation Group, Inc., Class A(a)	353	10,230
Daseke, Inc.(a)	1,080	9,385
Genesee & Wyoming, Inc., Class A(a)	1,527	131,322
Heartland Express, Inc.	1,203	23,086
Hertz Global Holdings, Inc.(a)(b)	1,324	20,164
Knight-Swift Transportation Holdings, Inc.	3,256	105,983
Landstar System, Inc.	1,098	122,043
Marten Transport Ltd.	1,036	22,637
PAM Transportation Services, Inc.(a)	74	4,037
Ryder System, Inc.	1,376	107,741
Saia, Inc.(a)(b)	659	49,656
Schneider National, Inc., Class B	1,146	29,956
Universal Logistics Holdings, Inc.	231	7,738
USA Truck, Inc.(a)	197	4,299
Werner Enterprises, Inc.	1,170	43,582
YRC Worldwide, Inc.(a)	880	8,571

		858,506
Semiconductors & Semiconductor Equipment — 2.5%
Acacia Communications, Inc.(a)	693	22,273
ACM Research, Inc., Class A(a)	246	3,188
Adesto Technologies Corp.(a)	449	2,470
Advanced Energy Industries, Inc.(a)	994	60,873
Advanced Micro Devices, Inc.(a)(b)	23,450	429,838
Alpha & Omega Semiconductor Ltd.(a)	531	7,094
Ambarella, Inc.(a)(b)	819	32,088
Amkor Technology, Inc.(a)	2,579	22,386
Aquantia Corp.(a)(b)	533	6,801
Axcelis Technologies, Inc.(a)	802	17,644
AXT, Inc.(a)	1,115	8,418
Brooks Automation, Inc.	1,749	53,484
Cabot Microelectronics Corp.	694	83,592
CEVA, Inc.(a)	589	17,729
Cirrus Logic, Inc.(a)	1,630	70,514
Cohu, Inc.	735	18,507
Cree, Inc.(a)(b)	2,629	123,957
Cypress Semiconductor Corp.	9,049	161,163
Diodes, Inc.(a)	997	37,049
Entegris, Inc.	3,720	130,758
First Solar, Inc.(a)	2,077	108,731
FormFactor, Inc.(a)	1,961	25,395
Ichor Holdings Ltd.(a)(b)	643	13,503
Impinj, Inc.(a)(b)	504	10,740
Inphi Corp.(a)(b)	1,125	35,370
Integrated Device Technology, Inc.(a)	3,363	115,788
Kopin Corp.(a)	2,243	6,864
Lattice Semiconductor Corp.(a)	3,134	24,100
MACOM Technology Solutions Holdings, Inc.(a)(b)	1,171	24,392

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Marvell Technology Group Ltd.	13,815	$294,398
MaxLinear, Inc., Class A(a)	1,718	29,739
MKS Instruments, Inc.	1,411	133,057
Monolithic Power Systems, Inc.	1,088	144,356
Nanometrics, Inc.(a)	610	22,973
NeoPhotonics Corp.(a)	957	6,096
NVE Corp.	123	13,139
ON Semiconductor Corp.(a)	10,700	235,935
PDF Solutions, Inc.(a)	804	8,442
Photronics, Inc.(a)	1,721	15,489
Power Integrations, Inc.	706	50,479
Rambus, Inc.(a)	2,954	36,511
Rudolph Technologies, Inc.(a)	837	23,938
Semtech Corp.(a)(b)	1,635	77,581
Silicon Laboratories, Inc.(a)	1,140	108,585
SMART Global Holdings, Inc.(a)(b)	278	8,487
SunPower Corp.(a)(b)	1,560	11,326
Teradyne, Inc.	4,876	210,887
Ultra Clean Holdings, Inc.(a)	923	12,387
Veeco Instruments, Inc.(a)	1,235	18,093
Xcerra Corp.(a)	1,235	17,586
Xperi Corp.	1,273	21,195

		3,175,388
Software — 3.6%
A10 Networks, Inc.(a)	1,405	9,498
ACI Worldwide, Inc.(a)	2,836	73,282
Allscripts Healthcare Solutions, Inc.(a)	4,492	54,982
Altair Engineering, Inc., Class A(a)	630	22,113
American Software, Inc., Class A	691	10,337
Aspen Technology, Inc.(a)	1,810	173,380
Asure Software, Inc.(a)	250	3,522
Avaya Holdings Corp.(a)	2,627	54,064
Blackbaud, Inc.	1,214	121,169
Blackline, Inc.(a)	882	37,661
Bottomline Technologies, Inc.(a)	1,011	54,493
Cadence Design Systems, Inc.(a)	7,254	319,829
Carbon Black, Inc.(a)	218	4,526
Ceridian HCM Holding, Inc.(a)	599	19,623
CommVault Systems, Inc.(a)	994	64,511
Digimarc Corp.(a)	307	9,241
Ebix, Inc.(b)	622	49,356
Ellie Mae, Inc.(a)(b)	862	85,528
ePlus, Inc.(a)	355	35,021
Everbridge, Inc.(a)	658	29,597
Fair Isaac Corp.(a)	745	150,088
FireEye, Inc.(a)(b)	4,792	74,420
ForeScout Technologies, Inc.(a)	731	24,825
Fortinet, Inc.(a)	3,648	229,496
Glu Mobile, Inc.(a)	2,932	15,627
Guidewire Software, Inc.(a)(b)	2,026	174,641
HubSpot, Inc.(a)(b)	913	113,303
Imperva, Inc.(a)	896	41,440
Manhattan Associates, Inc.(a)(b)	1,687	81,178
MicroStrategy, Inc., Class A(a)	235	30,585
Mitek Systems, Inc.(a)	797	6,735
MobileIron, Inc.(a)	2,154	10,124
Model N, Inc.(a)	699	13,036
Monotype Imaging Holdings, Inc.	1,094	22,591
Netscout Systems, Inc.(a)	2,278	61,050
Nuance Communications, Inc.(a)	7,801	115,221
OneSpan, Inc.(a)	817	13,317
Park City Group, Inc.(a)(b)	271	2,236
Paycom Software, Inc.(a)(b)	1,306	138,762
Pegasystems, Inc.	956	53,154

Security	Shares	Value
Software (continued)
Progress Software Corp.	1,148	$42,235
Proofpoint, Inc.(a)	1,280	145,984
PTC, Inc.(a)	2,893	265,896
QAD, Inc., Class A	340	16,932
Qualys, Inc.(a)	884	76,996
Rapid7, Inc.(a)	1,059	29,451
RealPage, Inc.(a)	1,775	97,802
Rimini Street, Inc.(a)	466	3,262
Rosetta Stone, Inc.(a)	542	7,967
SailPoint Technologies Holding, Inc.(a)	929	22,380
SecureWorks Corp., Class A(a)	142	1,820
SS&C Technologies Holdings, Inc.	5,219	276,972
Tableau Software, Inc., Class A(a)	1,716	176,868
TeleNav, Inc.(a)	712	3,845
Tyler Technologies, Inc.(a)	995	223,865
Ultimate Software Group, Inc.(a)	755	209,052
Upland Software, Inc.(a)	392	12,277
Varonis Systems, Inc.(a)	698	41,723
Verint Systems, Inc.(a)	1,572	70,583
VirnetX Holding Corp.(a)(b)	1,794	5,203
Workiva, Inc.(a)	691	17,448
Zendesk, Inc.(a)	2,602	141,731
Zix Corp.(a)	1,494	7,978
Zscaler, Inc.(a)(b)	353	12,464
Zynga, Inc., Class A(a)	19,368	73,405

		4,587,701
Specialty Retail — 1.8%
Aaron’s, Inc.(b)	1,847	79,994
Abercrombie & Fitch Co., Class A	1,740	41,221
America’s Car-Mart, Inc.(a)	132	8,448
American Eagle Outfitters, Inc.	4,082	102,785
Asbury Automotive Group, Inc.(a)	526	36,978
Ascena Retail Group, Inc.(a)(b)	4,460	16,413
AutoNation, Inc.(a)(b)	1,426	69,204
Barnes & Noble Education, Inc.(a)	818	4,597
Barnes & Noble, Inc.	1,279	7,802
Bed Bath & Beyond, Inc.	3,469	64,974
Big 5 Sporting Goods Corp.	454	2,928
BMC Stock Holdings, Inc.(a)	1,810	39,820
Boot Barn Holdings, Inc.(a)	423	9,894
Buckle, Inc.(b)	719	17,292
Caleres, Inc.	1,086	36,370
Carvana Co.(a)	716	30,788
Cato Corp., Class A	595	14,816
Chico’s FAS, Inc.	3,176	27,631
Children’s Place, Inc.	408	50,143
Citi Trends, Inc.	303	8,608
Conn’s, Inc.(a)	489	16,577
Container Store Group, Inc.(a)	305	2,022
Dick’s Sporting Goods, Inc.	1,930	65,890
DSW, Inc., Class A	1,701	46,675
Express, Inc.(a)	2,052	19,761
Five Below, Inc.(a)	1,408	136,801
Floor & Decor Holdings, Inc., Class A(a)(b)	965	46,079
Foot Locker, Inc.	2,971	145,015
Francesca’s Holdings Corp.(a)	795	6,471
GameStop Corp., Class A	2,472	35,622
Genesco, Inc.(a)(b)	460	18,722
GNC Holdings, Inc., Class A(a)	2,091	6,649
Group 1 Automotive, Inc.	491	34,365
Guess?, Inc.	1,458	33,038
Haverty Furniture Cos., Inc.	535	10,593
Hibbett Sports, Inc.(a)(b)	467	10,718
Hudson Ltd., Class A(a)	1,051	17,762

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Specialty Retail (continued)
J. Jill, Inc.(a)	556	$4,554
Kirkland’s, Inc.(a)	492	5,599
Lithia Motors, Inc., Class A	604	53,786
Lumber Liquidators Holdings, Inc.(a)	765	14,795
MarineMax, Inc.(a)	525	9,844
Michaels Cos., Inc.(a)(b)	2,956	60,332
Monro, Inc.	802	54,095
National Vision Holdings, Inc.(a)(b)	1,311	53,305
New York & Co., Inc.(a)	745	3,651
Office Depot, Inc.	14,068	35,311
Party City Holdco, Inc.(a)	817	12,868
Penske Automotive Group, Inc.	1,030	53,766
Pier 1 Imports, Inc.	1,706	3,685
Rent-A-Center, Inc.	1,081	16,042
RH(a)(b)	490	66,571
Sally Beauty Holdings, Inc.(a)(b)	3,052	50,327
Shoe Carnival, Inc.	254	7,968
Signet Jewelers Ltd.	1,541	88,977
Sleep Number Corp.(a)	963	27,436
Sonic Automotive, Inc., Class A	657	13,370
Sportsman’s Warehouse Holdings, Inc.(a)(b)	801	4,077
Systemax, Inc.	285	12,745
Tailored Brands, Inc.	1,287	25,946
Tile Shop Holdings, Inc.	1,184	9,827
Tilly’s, Inc., Class A	395	6,123
Urban Outfitters, Inc.(a)	1,956	86,846
Williams-Sonoma, Inc.	2,103	123,004
Winmark Corp.	67	9,862
Zumiez, Inc.(a)	515	11,665

		2,249,843
Technology Hardware, Storage & Peripherals — 0.5%
3D Systems Corp.(a)(b)	2,788	33,930
Avid Technology, Inc.(a)	628	3,523
Cray, Inc.(a)	1,034	25,798
Diebold Nixdorf, Inc.	1,964	22,292
Eastman Kodak Co.(a)(b)	420	1,323
Electronics for Imaging, Inc.(a)(b)	1,114	38,010
Immersion Corp.(a)	808	11,344
NCR Corp.(a)	3,158	88,171
Pure Storage, Inc., Class A(a)	4,297	93,073
Stratasys Ltd.(a)(b)	1,307	25,382
Super Micro Computer, Inc.(a)	966	21,349
Synaptics, Inc.(a)(b)	854	42,794
USA Technologies, Inc.(a)(b)	1,311	17,633
Xerox Corp.	5,796	150,522

		575,144
Textiles, Apparel & Luxury Goods — 1.1%
Carter’s, Inc.	1,184	124,119
Columbia Sportswear Co.	861	74,890
Crocs, Inc.(a)	1,707	30,914
Culp, Inc.	300	7,440
Deckers Outdoor Corp.(a)	830	93,649
Fossil Group, Inc.(a)(b)	1,162	30,444
G-III Apparel Group Ltd.(a)	1,114	50,910
Hanesbrands, Inc.	9,313	207,307
Michael Kors Holdings Ltd.(a)	3,698	246,767
Movado Group, Inc.	406	20,219
Oxford Industries, Inc.	459	42,283
Perry Ellis International, Inc.(a)	325	9,113
Ralph Lauren Corp.	1,389	187,487
Rocky Brands, Inc.	168	4,343
Skechers U.S.A., Inc., Class A(a)	3,364	93,250
Steven Madden Ltd.	1,539	83,183

Security	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Superior Group of Cos., Inc.	212	$4,443
Unifi, Inc.(a)	412	12,430
Vera Bradley, Inc.(a)	671	8,918
Wolverine World Wide, Inc.	2,310	81,728

		1,413,837
Thrifts & Mortgage Finance — 1.2%
Banc of California, Inc.	1,118	22,360
BankFinancial Corp.	320	5,357
Beneficial Bancorp, Inc.	1,938	31,492
Berkshire Hills Bancorp, Inc.	1,035	42,021
BofI Holding, Inc.(a)	1,488	58,062
Bridgewater Bancshares, Inc.(a)	307	3,914
Brookline Bancorp, Inc.	2,089	38,020
BSB Bancorp, Inc.(a)	223	7,515
Capitol Federal Financial, Inc.	3,437	44,922
Charter Financial Corp.	302	6,822
Columbia Financial, Inc.(a)	1,263	21,206
Dime Community Bancshares, Inc.	742	12,762
Entegra Financial Corp.(a)	132	3,848
ESSA Bancorp, Inc.	159	2,496
Essent Group Ltd.(a)	2,417	92,813
Federal Agricultural Mortgage Corp., Class C	232	21,875
First Defiance Financial Corp.	512	16,466
Flagstar Bancorp, Inc.(a)	745	25,367
Flushing Financial Corp.	646	16,202
FS Bancorp, Inc.	74	4,541
Greene County Bancorp, Inc.(b)	67	2,271
Hingham Institution for Savings	28	6,190
Home Bancorp, Inc.	202	9,209
HomeStreet, Inc.(a)	608	17,997
Impac Mortgage Holdings, Inc.(a)	218	1,923
Kearny Financial Corp.	2,559	36,722
Ladder Capital Corp.	2,190	35,018
LendingTree, Inc.(a)(b)	209	49,909
Luther Burbank Corp.	390	4,243
Malvern Bancorp, Inc.(a)	134	3,317
Merchants Bancorp	400	9,804
Meridian Bancorp, Inc.	1,259	23,040
Meta Financial Group, Inc.	228	20,395
MGIC Investment Corp.(a)	9,341	116,576
New York Community Bancorp, Inc.	12,451	134,097
NMI Holdings, Inc., Class A(a)	1,611	33,670
Northfield Bancorp, Inc.	932	15,527
Northwest Bancshares, Inc.	2,435	43,879
OceanFirst Financial Corp.	1,205	35,150
Ocwen Financial Corp.(a)	2,735	10,885
OP Bancorp(a)	293	3,701
Oritani Financial Corp.	1,045	16,720
PCSB Financial Corp.	477	9,387
Ponce de Leon Federal Bank(a)(b)	246	3,729
Provident Bancorp, Inc.(a)	82	2,251
Provident Financial Services, Inc.	1,622	41,426
Prudential Bancorp, Inc.	149	2,824
Radian Group, Inc.	5,484	105,019
Riverview Bancorp, Inc.	410	3,731
SI Financial Group, Inc.	203	2,832
Southern Missouri Bancorp, Inc.	182	7,214
Sterling Bancorp, Inc.	444	5,692
Territorial Bancorp, Inc.	125	3,812
TFS Financial Corp.	1,371	20,867
Timberland Bancorp, Inc.	134	4,853
TrustCo Bank Corp. NY	2,397	21,813
United Community Financial Corp.	1,227	12,822
United Financial Bancorp, Inc.	1,465	25,652

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Thrifts & Mortgage Finance (continued)
Walker & Dunlop, Inc.	677	$40,119
Washington Federal, Inc.	2,303	77,266
Waterstone Financial, Inc.	563	9,571
Western New England Bancorp, Inc.	558	6,054
WSFS Financial Corp.	816	46,267

		1,561,505
Tobacco — 0.1%
22nd Century Group Inc.(a)(b)	2,971	7,428
Alliance One International, Inc.(a)	215	3,526
Turning Point Brands, Inc.	223	7,462
Universal Corp.	615	42,496
Vector Group Ltd.	2,501	46,143

		107,055
Trading Companies & Distributors — 1.1%
Air Lease Corp.	2,465	108,361
Aircastle Ltd.	1,265	26,224
Applied Industrial Technologies, Inc.	946	70,619
Beacon Roofing Supply, Inc.(a)	1,735	73,009
BlueLinx Holdings, Inc.(a)	222	7,564
CAI International, Inc.(a)(b)	465	10,676
DXP Enterprises, Inc.(a)	393	16,247
EnviroStar, Inc.(b)	72	2,887
Foundation Building Materials, Inc.(a)	442	6,405
GATX Corp.	957	78,799
General Finance Corp.(a)	262	3,589
GMS, Inc.(a)	801	21,018
H&E Equipment Services, Inc.	878	32,302
HD Supply Holdings, Inc.(a)	4,689	206,222
Herc Holdings, Inc.(a)	659	37,444
Kaman Corp.	752	49,798
Lawson Products, Inc.(a)	117	3,165
MRC Global, Inc.(a)	2,081	47,135
MSC Industrial Direct Co., Inc., Class A	1,132	95,801
Nexeo Solutions, Inc.(a)	680	6,174
NOW, Inc.(a)(b)	2,924	43,714
Rush Enterprises, Inc., Class A(a)	765	34,494
Rush Enterprises, Inc., Class B(a)	112	5,039
SiteOne Landscape Supply, Inc.(a)(b)	1,002	89,338
Textainer Group Holdings Ltd.(a)	743	11,814
Titan Machinery, Inc.(a)	499	7,555
Triton International Ltd.	1,323	46,570
Univar, Inc.(a)	2,933	80,628
Veritiv Corp.(a)	288	11,030
Watsco, Inc.	838	144,563
WESCO International, Inc.(a)	1,210	73,810
Willis Lease Finance Corp.(a)	56	1,748

		1,453,742
Transportation Infrastructure — 0.1%
Macquarie Infrastructure Corp.	2,103	95,497
Wesco Aircraft Holdings, Inc.(a)	1,402	16,754

		112,251
Water Utilities — 0.3%
American States Water Co.	1,005	60,421
Aqua America, Inc.	4,515	166,784
AquaVenture Holdings Ltd.(a)(b)	216	3,573
Artesian Resources Corp., Class A	224	8,263
Cadiz, Inc.(a)(b)	549	7,357
California Water Service Group	1,303	53,553
Connecticut Water Service, Inc.	287	18,488
Consolidated Water Co. Ltd.	482	6,772
Evoqua Water Technologies Corp.(a)	1,912	40,802
Global Water Resources, Inc.	179	1,699

Security	Shares	Value
Water Utilities (continued)
Middlesex Water Co.	427	$18,912
Pure Cycle Corp.(a)	255	2,767
SJW Group	433	28,006
York Water Co.	341	10,571

		427,968
Wireless Telecommunication Services — 0.2%
Boingo Wireless, Inc.(a)	1,031	23,826
NII Holdings, Inc.(a)	2,251	13,956
RingCentral, Inc., Class A(a)	1,758	129,653
Shenandoah Telecommunications Co.	1,256	41,448
Spok Holdings, Inc.	439	6,366
Telephone & Data Systems, Inc.	2,502	63,176
United States Cellular Corp.(a)	326	11,201

		289,626

Total Common Stocks — 99.1% (Cost — $105,284,186)		125,410,580

Investment Companies — 0.6%

United States — 0.6%
iShares Russell 2000 ETF(b)(f)	2,292	380,174
iShares Russell Mid-Cap ETF(b)(f)	1,643	355,677

Total Investment Companies — 0.6% (Cost — $704,839)		735,851

Rights — 0.0%

Biotechnology — 0.0%
Dyax Corp., CVR (Expires 12/31/19)(a)(c)	502	1,150

Total Rights — 0.0% (Cost — $557)		1,150

Total Long-Term Investments — 99.7% (Cost — $105,989,582)		126,147,581

Short-Term Securities — 10.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.18%(d)(e)(f)	10,785,089	10,788,324
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.86%(e)(f)	2,050,697	2,050,697

Total Short-Term Securities — 10.2% (Cost — $12,837,046)		12,839,021

Total Investments — 109.9% (Cost — $118,826,628)		138,986,602
Liabilities in Excess of Other Assets — (9.9)%		(12,471,616)

Net Assets — 100.0%		$126,514,986

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund

(f)

During the year ended July 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 07/31/17	Shares Purchased		Shares Sold		Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional,
SL Agency Shares	12,424,989	—		(1,639,900	)(c)	10,785,089	$10,788,324	$82,939	(b)	$(1,658)	$1,975
BlackRock Cash Funds: Treasury,
SL Agency Shares	373,297	1,677,400	(d)	—		2,050,697	2,050,697	15,283		—	—
PennyMac Mortgage Investment Trust	983	362		—		1,345	25,945	2,290		—	2,550
iShares Russell 2000 ETF	1,394	25,022		(24,124)		2,292	380,174	3,080		18,116	9,418
iShares Russell Mid-Cap ETF	600	16,467		(15,424)		1,643	355,677	4,017		11,154	8,773

							$13,600,817	$107,609		$27,612	$22,716

(a)	Includes net capital gain distributions.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Represents net shares sold
(d)	Represents net shares purchased

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Russell 2000 E-Mini Index	4	09/21/18	$334	$(2,192)
S&P MidCap 400 E-Mini Index	1	09/21/18	199	(1,841)

				$(4,033)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$4,033	$—	$—	$—	$4,033

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$139,068	$—	$	$—	$139,068

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(2,684)	$—	$	$—	$(2,684)

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Russell Small/Mid-Cap Index Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — Long	$429,026

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$125,397,024	$13,556	$—	$125,410,580
Investment Companies	735,851	—	—	735,851
Rights(a)	—	—	1,150	1,150
Short-Term Securities	12,839,021	—	—	12,839,021

	$138,971,896	$13,556	$1,150	$138,986,602

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(4,033)	$—	$—	$(4,033)

(a)	See above Schedule of Investments for values in each industry
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	73

Schedule of Investments July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.1%

Aerospace & Defense — 2.5%
AAR Corp.	1,128	$53,479
Aerojet Rocketdyne Holdings, Inc.(a)	2,271	76,533
Aerovironment, Inc.(a)	679	49,981
Arconic, Inc.	13,583	294,615
Astronics Corp.(a)	802	32,890
Axon Enterprise, Inc.(a)	1,642	111,541
Boeing Co.	17,299	6,163,634
Cubic Corp.	802	54,616
Curtiss-Wright Corp.	1,367	181,852
Ducommun, Inc.(a)	229	7,633
Engility Holdings, Inc.(a)	712	24,635
Esterline Technologies Corp.(a)	836	71,311
General Dynamics Corp.	8,124	1,622,850
Harris Corp.	3,716	612,954
HEICO Corp.(b)	1,203	91,873
HEICO Corp., Class A	2,381	154,170
Hexcel Corp.	2,745	189,432
Huntington Ingalls Industries, Inc.	1,361	317,181
KEYW Holding Corp.(a)(b)	934	8,285
KLX, Inc.(a)	1,650	120,533
Kratos Defense & Security Solutions, Inc.(a)	2,453	31,693
L3 Technologies, Inc.	2,464	528,380
Lockheed Martin Corp.	7,825	2,551,733
Maxar Technologies Ltd.	1,753	85,844
Moog, Inc., Class A	1,056	79,211
National Presto Industries, Inc.	151	18,822
Northrop Grumman Corp.	5,080	1,526,489
Raytheon Co.	9,056	1,793,360
Rockwell Collins, Inc.	5,154	716,354
Sparton Corp.(a)	231	3,449
Spirit Aerosystems Holdings, Inc., Class A	3,542	330,292
Teledyne Technologies, Inc.(a)	1,082	237,412
Textron, Inc.	8,122	554,489
TransDigm Group, Inc.	1,523	571,947
Triumph Group, Inc.	1,299	27,084
United Technologies Corp.	23,611	3,204,957
Vectrus, Inc.(a)	359	11,276

		22,512,790
Air Freight & Logistics — 0.6%
Air Transport Services Group, Inc.(a)(b)	1,842	41,500
Atlas Air Worldwide Holdings, Inc.(a)	708	47,472
C.H. Robinson Worldwide, Inc.	4,354	401,570
Echo Global Logistics, Inc.(a)	852	29,351
Expeditors International of Washington, Inc.	5,502	419,087
FedEx Corp.	7,785	1,914,098
Forward Air Corp.	913	58,341
Hub Group, Inc., Class A(a)	1,099	50,994
Park-Ohio Holdings Corp.	132	4,943
Radiant Logistics, Inc.(a)	1,065	4,249
United Parcel Service, Inc., Class B	21,764	2,609,286
XPO Logistics, Inc.(a)	3,742	373,152

		5,954,043
Airlines — 0.4%
Alaska Air Group, Inc.	3,823	240,199
Allegiant Travel Co.	427	52,777
American Airlines Group, Inc.	13,192	521,612
Copa Holdings SA, Class A	938	91,305
Delta Air Lines, Inc.	20,360	1,107,991
Hawaiian Holdings, Inc.	1,545	61,955
JetBlue Airways Corp.(a)	9,951	179,118
SkyWest, Inc.	1,635	97,936
Southwest Airlines Co.	16,753	974,354

Security	Shares	Value
Airlines (continued)
Spirit Airlines, Inc.(a)	2,213	$96,133
United Continental Holdings, Inc.(a)	7,829	629,452

		4,052,832
Auto Components — 0.3%
Adient PLC	2,967	141,318
American Axle & Manufacturing Holdings, Inc.(a)	3,615	60,443
Aptiv PLC	8,299	813,883
BorgWarner, Inc.	6,516	299,866
Cooper Tire & Rubber Co.	1,503	42,911
Cooper-Standard Holding, Inc.(a)	597	80,476
Dana, Inc.	4,871	103,996
Dorman Products, Inc.(a)	905	67,585
Fox Factory Holding Corp.(a)	1,252	62,224
Gentex Corp.	8,684	201,469
Gentherm, Inc.(a)	1,168	52,910
Goodyear Tire & Rubber Co.	7,581	183,536
LCI Industries	770	70,801
Lear Corp.	2,082	375,031
Modine Manufacturing Co.(a)	1,640	28,618
Motorcar Parts of America, Inc.(a)(b)	702	15,163
Spartan Motors, Inc.	1,242	18,320
Standard Motor Products, Inc.	624	30,414
Stoneridge, Inc.(a)	828	28,152
Superior Industries International, Inc.	934	17,139
Tenneco, Inc.	1,503	69,288
Tower International, Inc.	586	18,928
Visteon Corp.(a)	904	105,840

		2,888,311
Automobiles — 0.5%
Ford Motor Co.	122,296	1,227,852
General Motors Co.	41,227	1,562,915
Harley-Davidson, Inc.	5,308	227,660
Tesla, Inc.(a)(b)	4,264	1,271,269
Thor Industries, Inc.	1,581	149,958
Winnebago Industries, Inc.(b)	953	38,025

		4,477,679
Banks — 6.4%
1st Source Corp.	411	23,246
Access National Corp.	555	15,418
ACNB Corp.	387	13,274
Allegiance Bancshares, Inc.(a)	408	18,340
American National Bankshares, Inc.	234	9,430
Ameris Bancorp	1,247	58,110
Ames National Corp.	233	7,328
Arrow Financial Corp.	442	17,105
Associated Banc-Corp	5,634	152,118
Atlantic Capital Bancshares, Inc.(a)	685	12,227
BancFirst Corp.	744	46,202
Banco Latinoamericano de Comercio Exterior SA	516	12,265
Bancorp, Inc.(a)	1,904	18,488
BancorpSouth Bank	3,011	99,062
Bank of America Corp.	298,055	9,203,938
Bank of Hawaii Corp.	1,393	112,123
Bank of Marin Bancorp	158	14,038
Bank of NT Butterfield & Son Ltd.	2,108	104,262
Bank OZK	3,713	151,862
BankUnited, Inc.	3,264	126,839
Bankwell Financial Group, Inc.	364	11,830
Banner Corp.	921	57,995
Bar Harbor Bankshares	399	11,559
Baycom Corp.(a)	382	9,267
BB&T Corp.	24,638	1,251,857
Blue Hills Bancorp, Inc.	840	18,396

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Banks (continued)
BOK Financial Corp.	769	$74,847
Boston Private Financial Holdings, Inc.	3,138	45,187
Bridge Bancorp, Inc.	369	13,210
Bryn Mawr Bank Corp.	476	23,253
Business First Bancshares, Inc.	348	8,996
Byline Bancorp, Inc.(a)	413	9,309
C&F Financial Corp.	148	9,250
Cadence BanCorp	1,623	44,194
Cambridge Bancorp	101	9,085
Camden National Corp.	528	24,341
Capital City Bank Group, Inc.	363	8,792
Carolina Financial Corp.	506	21,126
Cathay General Bancorp	2,427	100,939
CBTX, Inc.	506	18,914
CenterState Bank Corp.	2,550	70,762
Central Pacific Financial Corp.	427	11,768
Chemical Financial Corp.	2,287	129,902
CIT Group, Inc.	4,119	218,019
Citigroup, Inc.	80,411	5,780,747
Citizens & Northern Corp.	1,294	35,042
Citizens Financial Group, Inc.	15,424	613,567
City Holding Co.	442	35,572
CNB Financial Corp.	283	8,776
CoBiz Financial, Inc.	792	17,345
Codorus Valley Bancorp, Inc.	309	9,650
Columbia Banking System, Inc.	2,220	90,865
Comerica, Inc.	5,362	519,792
Commerce Bancshares, Inc.	2,945	196,726
Community Bank System, Inc.	1,677	106,070
Community Trust Bancorp, Inc.	487	23,778
ConnectOne Bancorp, Inc.	960	23,808
Cullen/Frost Bankers, Inc.	1,749	193,247
Customers Bancorp, Inc.(a)	1,068	27,202
CVB Financial Corp.	3,868	92,523
Eagle Bancorp, Inc.(a)	1,077	58,212
East West Bancorp, Inc.	4,507	291,783
Enterprise Bancorp, Inc.	214	8,130
Enterprise Financial Services Corp.	716	40,275
Equity Bancshares, Inc., Class A(a)	361	14,621
Farmers & Merchants Bancorp, Inc.	246	11,473
Farmers Capital Bank Corp.	262	14,751
Farmers National Banc Corp.	551	8,802
FB Financial Corp.	520	22,131
FCB Financial Holdings, Inc., Class A(a)	1,456	74,256
Fidelity Southern Corp.	744	17,804
Fifth Third Bancorp	21,810	645,358
Financial Institutions, Inc.	439	13,916
First Bancorp, Inc.	314	9,577
First BanCorp, Puerto Rico(a)	7,080	58,198
First Bancorp/Southern Pines NC	897	37,154
First Bancshares, Inc.	292	11,257
First Busey Corp.	1,178	37,366
First Business Financial Services, Inc.	443	10,526
First Choice Bancorp	314	9,012
First Citizens BancShares, Inc., Class A	245	99,671
First Commonwealth Financial Corp.	5,407	91,216
First Community Bancshares, Inc.	576	18,737
First Connecticut Bancorp, Inc.	308	9,579
First Financial Bancorp	2,911	88,349
First Financial Bankshares, Inc.	1,943	109,974
First Financial Corp.	269	13,827
First Foundation, Inc.(a)	1,126	17,701
First Hawaiian, Inc.	1,926	54,429
First Horizon National Corp.	9,770	174,785

Security	Shares	Value
Banks (continued)
First Internet Bancorp	258	$8,204
First Interstate Bancsystem, Inc., Class A	960	41,424
First Merchants Corp.	1,856	87,603
First Mid-Illinois Bancshares, Inc.	285	11,488
First Midwest Bancorp, Inc.	3,356	89,505
First of Long Island Corp.	640	13,952
First Republic Bank	5,011	495,387
FNB Corp.	9,578	122,886
Franklin Financial Network, Inc.(a)(b)	413	16,169
Fulton Financial Corp.	6,228	108,056
German American Bancorp, Inc.	625	22,900
Glacier Bancorp, Inc.	2,627	112,173
Great Southern Bancorp, Inc.	266	15,707
Great Western Bancorp, Inc.	1,880	78,678
Green Bancorp, Inc.	579	14,070
Guaranty Bancorp	1,078	32,394
Guaranty Bancshares, Inc.	270	8,467
Hancock Whitney Corp.	2,680	134,670
Hanmi Financial Corp.	930	23,297
Heartland Financial USA, Inc.	1,223	71,851
Heritage Commerce Corp.	1,357	20,667
Heritage Financial Corp.	1,053	36,908
Home BancShares, Inc.	4,759	110,361
HomeTrust Bancshares, Inc.(a)	642	18,682
Hope Bancorp, Inc.	3,638	61,046
Horizon Bancorp	897	18,846
Howard Bancorp, Inc.(a)	467	7,519
Huntington Bancshares, Inc.	33,233	513,118
Iberiabank Corp.	1,754	145,757
Independent Bank Corp.	1,733	95,368
Independent Bank Group, Inc.	872	58,511
International Bancshares Corp.	1,955	86,900
Investors Bancorp, Inc.	7,684	96,204
JPMorgan Chase & Co.	106,755	12,271,487
KeyCorp	33,364	696,307
Lakeland Bancorp, Inc.	1,021	19,807
Lakeland Financial Corp.	1,121	54,357
LCNB Corp.	345	6,417
LegacyTexas Financial Group, Inc.	1,518	66,534
Live Oak Bancshares, Inc.	747	21,252
M&T Bank Corp.	4,564	791,169
Macatawa Bank Corp.	816	10,012
MB Financial, Inc.	2,607	126,309
MBT Financial Corp.	784	8,938
Mercantile Bank Corp.	497	17,653
Metropolitan Bank Holding Corp.(a)	180	8,845
Midland States Bancorp, Inc.	963	32,434
MidWestOne Financial Group, Inc.	266	8,555
MutualFirst Financial, Inc.	253	9,715
National Bank Holdings Corp., Class A	890	35,226
National Bankshares, Inc.	185	8,741
National Commerce Corp.(a)	388	16,917
NBT Bancorp, Inc.	2,149	86,476
Nicolet Bankshares, Inc.(a)	324	17,933
Northrim BanCorp, Inc.	226	9,108
OFG Bancorp	1,049	17,466
Ohio Valley Banc Corp.	173	8,460
Old Line Bancshares, Inc.	322	11,038
Old National Bancorp	5,785	112,518
Old Second Bancorp, Inc.	606	9,393
Opus Bank	633	17,914
Origin Bancorp, Inc.	454	18,441
Orrstown Financial Services, Inc.	348	9,152
Pacific Premier Bancorp, Inc.(a)(b)	1,486	54,982

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Banks (continued)
PacWest Bancorp	3,977	$199,725
Park National Corp.	400	43,808
Peapack Gladstone Financial Corp.	523	17,196
Penns Woods Bancorp, Inc.	162	7,387
People’s United Financial, Inc.	9,667	176,229
People’s Utah Bancorp	363	13,195
Peoples Bancorp, Inc.	664	24,050
Peoples Financial Services Corp.	169	7,791
Pinnacle Financial Partners, Inc.	2,367	147,937
PNC Financial Services Group, Inc.(f)	14,821	2,146,525
Popular, Inc.	3,207	159,163
Preferred Bank	405	25,207
Premier Financial Bancorp, Inc.	500	9,505
Prosperity Bancshares, Inc.	2,260	158,539
QCR Holdings, Inc.	413	17,945
RBB Bancorp	350	10,560
Regions Financial Corp.	35,830	666,796
Reliant Bancorp Inc.	315	8,729
Renasant Corp.	1,899	84,847
Republic Bancorp, Inc., Class A	204	9,765
Republic First Bancorp, Inc.(a)	1,213	9,583
S&T Bancorp, Inc.	1,347	60,292
Sandy Spring Bancorp, Inc.	1,225	47,910
Seacoast Banking Corp. of Florida(a)	1,610	47,189
ServisFirst Bancshares, Inc.	1,364	57,629
Sierra Bancorp	304	8,980
Signature Bank	1,694	185,849
Simmons First National Corp., Class A	3,143	93,661
SmartFinancial, Inc.(a)	348	8,944
South State Corp.	1,165	97,510
Southern First Bancshares, Inc.(a)	722	31,732
Southern National Bancorp of Virginia, Inc.	518	9,086
Southside Bancshares, Inc.	1,208	41,422
State Bank Financial Corp.	1,102	34,658
Sterling Bancorp	7,019	155,822
Stock Yards Bancorp, Inc.	496	18,922
Summit Financial Group, Inc.	488	12,493
SunTrust Banks, Inc.	14,671	1,057,339
SVB Financial Group(a)	1,669	513,852
Synovus Financial Corp.	3,585	177,171
TCF Financial Corp.	4,947	124,219
Texas Capital Bancshares, Inc.(a)	1,618	146,914
Tompkins Financial Corp.	571	48,923
TowneBank	2,464	79,587
Trico Bancshares	439	17,042
TriState Capital Holdings, Inc.(a)	771	22,667
Triumph Bancorp, Inc.(a)	785	30,105
Trustmark Corp.	1,885	66,333
U.S. Bancorp	48,507	2,571,356
UMB Financial Corp.	1,496	107,547
Umpqua Holdings Corp.	6,707	142,859
Union Bankshares Corp.	2,053	83,167
Union Bankshares, Inc.	330	17,441
United Bankshares, Inc.	3,132	115,727
United Community Banks, Inc.	2,390	71,772
Univest Corp. of Pennsylvania	855	23,342
Valley National Bancorp	9,522	110,931
Veritex Holdings, Inc.(a)	1,049	32,330
Washington Trust Bancorp, Inc.	445	26,010
Webster Financial Corp.	2,964	191,267
Wells Fargo & Co.	138,353	7,926,243
WesBanco, Inc.	1,333	65,144
West BanCorp., Inc.	346	8,581
Westamerica BanCorp	798	47,896

Security	Shares	Value
Banks (continued)
Western Alliance Bancorp(a)	3,106	$176,172
Wintrust Financial Corp.	1,719	150,808
Zions Bancorporation	6,098	315,267

		58,952,970
Beverages — 1.5%
Boston Beer Co., Inc., Class A(a)(b)	264	72,587
Brown-Forman Corp., Class A	1,484	79,053
Brown-Forman Corp., Class B	8,994	478,661
Coca-Cola Bottling Co. Consolidated	158	22,929
Coca-Cola Co.	120,583	5,622,785
Constellation Brands, Inc., Class A	4,945	1,039,587
Craft Brew Alliance, Inc.(a)	284	5,623
Keurig Dr Pepper, Inc.	5,606	134,600
MGP Ingredients, Inc.	444	36,439
Molson Coors Brewing Co., Class B	5,527	370,309
Monster Beverage Corp.(a)	12,790	767,656
National Beverage Corp.(a)	405	42,732
PepsiCo, Inc.	44,589	5,127,735
Primo Water Corp.(a)	879	15,426

		13,816,122
Biotechnology — 3.0%
AbbVie, Inc.	50,050	4,616,111
Abeona Therapeutics, Inc.(a)	977	14,118
ACADIA Pharmaceuticals, Inc.(a)	3,360	50,702
Acceleron Pharma, Inc.(a)	1,144	49,833
Achillion Pharmaceuticals, Inc.(a)	5,552	14,324
Acorda Therapeutics, Inc.(a)	1,264	31,537
Adamas Pharmaceuticals, Inc.(a)(b)	698	16,598
Aduro Biotech, Inc.(a)	2,001	11,706
Adverum Biotechnologies, Inc.(a)	1,683	7,910
Aeglea BioTherapeutics, Inc.(a)	830	6,980
Agenus, Inc.(a)	860	1,574
Agios Pharmaceuticals, Inc.(a)	1,622	140,157
Aimmune Therapeutics, Inc.(a)	1,372	39,678
Akebia Therapeutics, Inc.(a)	1,893	19,498
Albireo Pharma, Inc.(a)	285	8,992
Alder Biopharmaceuticals, Inc.(a)	1,900	36,005
Alexion Pharmaceuticals, Inc.(a)	6,759	898,677
Alkermes PLC(a)(b)	4,906	215,128
Alnylam Pharmaceuticals, Inc.(a)	2,813	267,235
AMAG Pharmaceuticals, Inc.(a)(b)	1,090	24,034
Amgen, Inc.	20,850	4,098,067
Amicus Therapeutics, Inc.(a)(b)	5,984	87,067
AnaptysBio, Inc.(a)	586	45,895
Apellis Pharmaceuticals, Inc.(a)	1,135	20,884
Arbutus Biopharma Corp.(a)	1,316	14,608
Ardelyx, Inc.(a)	547	2,215
Arena Pharmaceuticals, Inc.(a)	1,623	62,632
ArQule, Inc.(a)	2,657	13,232
Array BioPharma, Inc.(a)(b)	6,184	95,172
Arrowhead Pharmaceuticals, Inc.(a)(b)	2,711	39,499
Atara Biotherapeutics, Inc.(a)(b)	1,189	44,647
Athenex, Inc.(a)	1,333	25,687
Athersys, Inc.(a)(b)	1,234	2,468
Audentes Therapeutics, Inc.(a)	1,027	38,666
AVEO Pharmaceuticals, Inc.(a)(b)	3,922	8,354
Avid Bioservices, Inc.(a)	2,581	14,376
Bellicum Pharmaceuticals, Inc.(a)(b)	1,287	8,185
BioCryst Pharmaceuticals, Inc.(a)	3,599	21,234
Biogen, Inc.(a)	6,644	2,221,554
Biohaven Pharmaceutical Holding Co. Ltd.(a)(b)	879	30,343
BioMarin Pharmaceutical, Inc.(a)	5,590	562,130
Biospecifics Technologies Corp.(a)	73	3,321

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Biotechnology (continued)
BioTime, Inc.(a)	1,303	$3,388
Bluebird Bio, Inc.(a)	1,583	245,207
Blueprint Medicines Corp.(a)	1,290	76,807
Calithera Biosciences, Inc.(a)	1,548	6,889
Cara Therapeutics, Inc.(a)(b)	1,002	17,966
CareDx, Inc.(a)	995	13,393
CASI Pharmaceuticals, Inc.(a)	1,541	11,249
Catalyst Pharmaceutical, Inc.(a)	2,952	8,531
Celgene Corp.(a)	22,794	2,053,511
Cellular Biomedicine Group, Inc.(a)	498	11,280
ChemoCentryx, Inc.(a)	482	5,572
Chimerix, Inc.(a)	931	4,162
Clovis Oncology, Inc.(a)(b)	1,403	61,928
Cohbar, Inc.(a)	903	5,165
Coherus Biosciences, Inc.(a)	1,471	28,023
Concert Pharmaceuticals, Inc.(a)	677	10,825
Corbus Pharmaceuticals Holdings, Inc.(a)	1,513	7,641
Corvus Pharmaceuticals, Inc.(a)	695	6,860
CTI BioPharma Corp.(a)	1,754	3,894
Cue Biopharma, Inc.(a)(b)	690	6,251
Cytokinetics, Inc.(a)	1,286	9,452
CytomX Therapeutics, Inc.(a)	1,362	35,875
Deciphera Pharmaceuticals, Inc.(a)	241	8,290
Denali Therapeutics, Inc.(a)	542	6,824
Dicerna Pharmaceuticals, Inc.(a)	1,378	17,363
Dynavax Technologies Corp.(a)(b)	2,200	29,700
Eagle Pharmaceuticals, Inc.(a)	326	25,835
Editas Medicine, Inc.(a)(b)	1,393	41,428
Emergent Biosolutions, Inc.(a)	1,358	73,807
Enanta Pharmaceuticals, Inc.(a)	525	51,198
Epizyme, Inc.(a)(b)	1,782	22,988
Esperion Therapeutics, Inc.(a)	801	35,997
Exact Sciences Corp.(a)(b)	3,737	218,428
Exelixis, Inc.(a)	9,114	188,660
Fate Therapeutics, Inc.(a)	1,675	14,958
FibroGen, Inc.(a)	2,357	148,727
Five Prime Therapeutics, Inc.(a)	1,283	19,117
Flexion Therapeutics, Inc.(a)(b)	1,134	27,057
G1 Therapeutics, Inc.(a)(b)	662	33,994
Genomic Health, Inc.(a)	636	34,140
Geron Corp.(a)(b)	4,974	17,857
Gilead Sciences, Inc.	40,778	3,173,752
Global Blood Therapeutics, Inc.(a)	1,571	65,668
GlycoMimetics, Inc.(a)	1,052	15,454
Halozyme Therapeutics, Inc.(a)	4,046	73,233
Heron Therapeutics, Inc.(a)	1,968	73,702
Homology Medicines, Inc.(a)(b)	471	8,294
Idera Pharmaceuticals, Inc.(a)(b)	288	1,644
ImmunoGen, Inc.(a)	3,602	33,499
Immunomedics, Inc.(a)(b)	4,123	98,663
Incyte Corp.(a)	5,519	367,234
Innoviva, Inc.(a)	2,582	36,535
Inovio Pharmaceuticals, Inc.(a)(b)	2,914	11,685
Insmed, Inc.(a)	2,474	61,528
Insys Therapeutics, Inc.(a)(b)	259	1,725
Intellia Therapeutics, Inc.(a)(b)	1,077	28,670
Intercept Pharmaceuticals, Inc.(a)(b)	690	62,887
Intrexon Corp.(a)(b)	2,222	32,574
Invitae Corp.(a)(b)	1,966	17,379
Ionis Pharmaceuticals, Inc.(a)(b)	3,922	171,313
Iovance Biotherapeutics, Inc.(a)	2,689	38,184
Ironwood Pharmaceuticals, Inc.(a)	4,377	84,389
Kadmon Holdings, Inc.(a)	2,523	8,578
Karyopharm Therapeutics, Inc.(a)	1,533	27,257

Security	Shares	Value
Biotechnology (continued)
Keryx Biopharmaceuticals, Inc.(a)(b)	3,048	$12,923
Kindred Biosciences, Inc.(a)	898	12,168
Kura Oncology, Inc.(a)	769	15,611
La Jolla Pharmaceutical Co.(a)(b)	594	19,644
Lexicon Pharmaceuticals, Inc.(a)	1,529	18,317
Ligand Pharmaceuticals, Inc.(a)	661	144,316
Loxo Oncology, Inc.(a)	831	139,267
MacroGenics, Inc.(a)	1,137	23,479
Madrigal Pharmaceuticals, Inc.(a)	184	47,293
MannKind Corp.(a)	4,559	7,021
MediciNova, Inc.(a)(b)	1,426	13,490
Mersana Therapeutics, Inc.(a)	488	5,758
MiMedx Group, Inc.(a)(b)	3,418	14,526
Minerva Neurosciences, Inc.(a)(b)	1,232	9,918
Miragen Therapeutics, Inc.(a)	1,224	8,250
Mirati Therapeutics, Inc.(a)	568	34,875
Momenta Pharmaceuticals, Inc.(a)	2,493	73,793
Myriad Genetics, Inc.(a)	2,056	89,950
Natera, Inc.(a)	889	20,411
Neurocrine Biosciences, Inc.(a)	2,844	285,794
NewLink Genetics Corp.(a)	181	684
Novavax, Inc.(a)	11,973	15,206
OPKO Health, Inc.(a)(b)	10,114	56,841
Organovo Holdings, Inc.(a)(b)	1,130	1,345
Palatin Technologies, Inc.(a)	9,667	9,280
PDL BioPharma, Inc.(a)(b)	4,251	10,670
Pieris Pharmaceuticals, Inc.(a)	1,775	9,745
PolarityTE, Inc.(a)(b)	282	6,427
Portola Pharmaceuticals, Inc.(a)(b)	2,139	76,576
Progenics Pharmaceuticals, Inc.(a)	2,297	18,342
Prothena Corp. PLC(a)(b)	1,072	15,930
PTC Therapeutics, Inc.(a)(b)	1,326	50,481
Puma Biotechnology, Inc.(a)	955	45,983
Radius Health, Inc.(a)	1,241	29,784
Regeneron Pharmaceuticals, Inc.(a)	2,506	922,233
REGENXBIO, Inc.(a)(b)	904	63,551
Repligen Corp.(a)	1,363	65,874
Retrophin, Inc.(a)	1,474	40,741
Rhythm Pharmaceuticals, Inc.(a)	378	11,733
Rigel Pharmaceuticals, Inc.(a)	5,790	16,328
Rocket Pharmaceuticals, Inc.(a)	649	13,311
Sage Therapeutics, Inc.(a)	1,430	206,378
Sangamo Therapeutics, Inc.(a)(b)	3,226	44,035
Sarepta Therapeutics, Inc.(a)(b)	1,977	229,806
Savara, Inc.(a)	756	8,324
Seattle Genetics, Inc.(a)(b)	3,361	236,614
Selecta Biosciences, Inc.(a)	698	8,453
Seres Therapeutics, Inc.(a)	199	1,506
Solid Biosciences, Inc.(a)	285	11,457
Sorrento Therapeutics, Inc.(a)(b)	2,683	15,025
Spark Therapeutics, Inc.(a)(b)	947	72,654
Spectrum Pharmaceuticals, Inc.(a)	3,102	66,042
Stemline Therapeutics, Inc.(a)(b)	875	13,475
Synergy Pharmaceuticals, Inc.(a)(b)	9,204	15,647
Syros Pharmaceuticals, Inc.(a)	750	7,590
T2 Biosystems, Inc.(a)	1,008	6,038
TESARO, Inc.(a)(b)	1,253	43,642
Tetraphase Pharmaceuticals, Inc.(a)(b)	851	2,442
TG Therapeutics, Inc.(a)	1,735	20,386
Ultragenyx Pharmaceutical, Inc.(a)	1,478	116,925
United Therapeutics Corp.(a)	1,362	167,403
Vanda Pharmaceuticals, Inc.(a)	1,628	33,944
Verastem, Inc.(a)	1,646	12,674
Vericel Corp.(a)(b)	1,160	12,122

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Biotechnology (continued)
Vertex Pharmaceuticals, Inc.(a)	8,041	$1,407,577
Viking Therapeutics, Inc.(a)	1,350	13,770
Vital Therapies, Inc.(a)(b)	1,562	12,418
Voyager Therapeutics, Inc.(a)(b)	667	12,580
Xencor, Inc.(a)	1,364	50,768
Zafgen, Inc.(a)	1,209	12,574
ZIOPHARM Oncology, Inc.(a)(b)	4,642	12,023

		27,427,278
Building Products — 0.4%
AAON, Inc.(b)	1,312	49,528
Advanced Drainage Systems, Inc.	1,310	36,615
Allegion PLC	2,977	242,745
Ameresco, Inc., Class A(a)	824	11,042
American Woodmark Corp.(a)	472	39,388
AO Smith Corp.	4,400	261,932
Apogee Enterprises, Inc.	840	42,638
Armstrong Flooring, Inc.(a)	377	4,927
Armstrong World Industries, Inc.(a)	1,474	100,085
Builders FirstSource, Inc.(a)	3,596	64,476
Caesarstone Ltd.(b)	516	8,127
Continental Building Products, Inc.(a)	1,338	42,682
CSW Industrials, Inc.(a)	435	23,599
Fortune Brands Home & Security, Inc.	4,725	274,050
Gibraltar Industries, Inc.(a)	1,147	49,837
Griffon Corp.	937	16,772
Insteel Industries, Inc.	524	21,552
JELD-WEN Holding, Inc.(a)	2,185	59,956
Johnson Controls International PLC	29,077	1,090,678
Lennox International, Inc.	1,169	253,767
Masco Corp.	9,805	395,436
Masonite International Corp.(a)	824	56,238
NCI Building Systems, Inc.(a)	1,292	20,607
Owens Corning	3,465	215,592
Patrick Industries, Inc.(a)	762	46,673
PGT Innovations, Inc.(a)	1,672	40,128
Quanex Building Products Corp.	1,001	17,718
Simpson Manufacturing Co., Inc.	1,264	92,221
Trex Co., Inc.(a)	1,850	143,819
Universal Forest Products, Inc.	1,917	70,622
USG Corp.(a)	2,612	112,891

		3,906,341
Capital Markets — 2.7%
Affiliated Managers Group, Inc.	1,742	278,737
Ameriprise Financial, Inc.	4,550	662,799
Arlington Asset Investment Corp., Class A	839	8,826
Artisan Partners Asset Management, Inc., Class A	1,678	57,807
Associated Capital Group, Inc., Class A	152	5,662
B. Riley Financial, Inc.	660	14,454
Bank of New York Mellon Corp.	29,490	1,576,830
BGC Partners, Inc., Class A	8,292	89,056
BlackRock, Inc.(f)	3,881	1,951,212
BrightSphere Investment Group PLC	2,537	36,152
Cboe Global Markets, Inc.	3,555	345,297
Charles Schwab Corp.	37,807	1,930,425
CME Group, Inc.	10,683	1,699,879
Cohen & Steers, Inc.	716	29,993
Cowen, Inc., Class A(a)(b)	773	12,136
Diamond Hill Investment Group, Inc.	101	19,366
Donnelley Financial Solutions, Inc.(a)	1,284	26,707
E*Trade Financial Corp.(a)	8,377	501,028
Eaton Vance Corp.	3,555	188,877
Evercore, Inc., Class A	1,287	145,431
Federated Investors, Inc., Class B	2,642	63,936

Security	Shares	Value
Capital Markets (continued)
Franklin Resources, Inc.	10,062	$345,328
Gain Capital Holdings, Inc.	726	4,944
Goldman Sachs Group, Inc.	11,142	2,645,445
Greenhill & Co., Inc.	768	25,114
Hamilton Lane, Inc., Class A	624	30,557
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(b)	2,011	39,396
HFF, Inc., Class A	1,266	56,983
Houlihan Lokey, Inc.	838	41,196
Intercontinental Exchange, Inc.	18,011	1,331,193
INTL. FCStone, Inc.(a)	561	30,064
Invesco Ltd.	12,979	350,303
Investment Technology Group, Inc.	1,138	25,207
Ladenburg Thalmann Financial Services, Inc.	2,782	9,431
Lazard Ltd., Class A	3,736	202,865
Legg Mason, Inc.	2,665	90,956
LPL Financial Holdings, Inc.	2,795	185,281
Marcus & Millichap, Inc.(a)	477	19,180
Moelis & Co., Class A	1,183	75,239
Moody’s Corp.	5,218	892,904
Morgan Stanley	39,425	1,993,328
MSCI, Inc.	2,798	465,000
Nasdaq, Inc.	3,686	336,900
Northern Trust Corp.	6,590	719,760
Oppenheimer Holdings, Inc., Class A	269	7,949
Piper Jaffray Cos.	472	36,509
PJT Partners, Inc., Class A	631	37,993
Raymond James Financial, Inc.	4,127	377,992
S&P Global, Inc.	7,914	1,586,282
Safeguard Scientifics, Inc.(a)(b)	589	6,715
SEI Investments Co.	4,244	254,385
State Street Corp.	11,451	1,011,238
Stifel Financial Corp.	2,211	121,892
T. Rowe Price Group, Inc.	7,385	879,406
TD Ameritrade Holding Corp.	8,915	509,492
Virtu Financial, Inc., Class A	1,224	24,664
Virtus Investment Partners, Inc.	267	35,578
Waddell & Reed Financial, Inc., Class A(b)	2,763	57,222
Westwood Holdings Group, Inc.	168	9,806
WisdomTree Investments, Inc.	2,265	19,796

		24,538,103
Chemicals — 2.0%
A. Schulman, Inc.	817	35,417
AdvanSix, Inc.(a)	1,050	42,494
AgroFresh Solutions, Inc.(a)	1,185	8,425
Air Products & Chemicals, Inc.	6,907	1,133,922
Albemarle Corp.	3,472	327,062
American Vanguard Corp.	632	13,714
Ashland Global Holdings, Inc.	1,988	163,235
Axalta Coating Systems Ltd.(a)	6,652	201,223
Balchem Corp.	1,045	104,803
Cabot Corp.	1,967	130,019
Celanese Corp., Series A	4,221	498,542
CF Industries Holdings, Inc.	7,362	327,020
Chase Corp.	210	25,935
Chemours Co.	5,614	257,177
Codexis, Inc.(a)(b)	1,582	22,781
DowDuPont, Inc.	73,191	5,033,345
Eastman Chemical Co.	4,473	463,492
Ecolab, Inc.	8,036	1,130,665
Ferro Corp.(a)(b)	2,525	56,863
Flotek Industries, Inc.(a)(b)	1,115	3,457
FMC Corp.	4,206	378,035
FutureFuel Corp.	633	8,710
GCP Applied Technologies, Inc.(a)	2,242	65,354

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Chemicals (continued)
Hawkins, Inc.	210	$7,833
HB Fuller Co.	1,761	99,814
Huntsman Corp.	6,768	226,931
Ingevity Corp.(a)	1,315	131,066
Innophos Holdings, Inc.	560	25,301
Innospec, Inc.	784	63,465
International Flavors & Fragrances, Inc.	2,506	332,697
Intrepid Potash, Inc.(a)	2,818	12,033
KMG Chemicals, Inc.	472	33,890
Koppers Holdings, Inc.(a)	682	25,609
Kraton Corp.(a)	1,033	49,677
Kronos Worldwide, Inc.	777	17,669
Landec Corp.(a)	899	12,586
LSB Industries, Inc.(a)(b)	74	486
LyondellBasell Industries NV, Class A	10,079	1,116,652
Minerals Technologies, Inc.	1,184	89,510
Mosaic Co.(b)	10,948	329,644
NewMarket Corp.	248	101,541
Olin Corp.	5,210	153,747
OMNOVA Solutions, Inc.(a)	1,355	12,669
Platform Specialty Products Corp.(a)	6,523	80,624
PolyOne Corp.	2,494	111,856
PPG Industries, Inc.	7,848	868,460
PQ Group Holdings, Inc.(a)	1,043	18,795
Praxair, Inc.	9,003	1,508,003
Quaker Chemical Corp.	418	74,212
Rayonier Advanced Materials, Inc.	1,732	31,245
RPM International, Inc.	4,319	278,014
Scotts Miracle-Gro Co., Class A	1,330	105,642
Sensient Technologies Corp.	1,321	91,625
Sherwin-Williams Co.	2,610	1,150,305
Stepan Co.	631	55,263
Trecora Resources(a)	733	10,995
Tredegar Corp.	681	17,740
Trinseo SA	1,410	105,327
Tronox Ltd., Class A	2,912	53,726
Valvoline, Inc.	6,198	140,013
Versum Materials, Inc.	3,472	133,846
Westlake Chemical Corp.	1,168	125,233
WR Grace & Co.	2,122	156,731

		18,392,165
Commercial Services & Supplies — 0.6%
ABM Industries, Inc.	2,009	62,681
ACCO Brands Corp.	3,640	46,592
ADT, Inc.(b)	2,866	25,823
Advanced Disposal Services, Inc.(a)	2,266	55,744
Brink’s Co.	1,570	125,364
Casella Waste Systems, Inc., Class A(a)	1,235	34,037
CECO Environmental Corp.	925	6,355
Cintas Corp.	2,783	569,068
Clean Harbors, Inc.(a)	1,732	98,603
Copart, Inc.(a)	6,393	366,894
Covanta Holding Corp.	3,766	67,788
Deluxe Corp.	1,445	85,154
Encore Capital Group, Inc.(a)(b)	852	30,757
Ennis, Inc.	495	10,766
Essendant, Inc.	636	10,577
Healthcare Services Group, Inc.	2,219	89,337
Heritage-Crystal Clean, Inc.(a)	397	9,568
Herman Miller, Inc.	2,044	77,365
HNI Corp.	1,510	65,338
InnerWorkings, Inc.(a)	577	5,112
Interface, Inc.	1,828	40,947
Iron Mountain, Inc.	8,797	308,863

Security	Shares	Value
Commercial Services & Supplies (continued)
KAR Auction Services, Inc.	4,152	$246,836
Kimball International, Inc., Class B	1,050	16,957
Knoll, Inc.	1,883	42,462
LSC Communications, Inc.	865	12,992
McGrath RentCorp	766	45,485
Mobile Mini, Inc.	1,436	61,245
MSA Safety, Inc.	1,077	108,648
Multi-Color Corp.	417	27,668
Pitney Bowes, Inc.	6,230	54,388
Quad/Graphics, Inc.	1,100	22,616
Republic Services, Inc.	6,903	500,329
Rollins, Inc.	3,068	168,556
RR Donnelley & Sons Co.	2,845	16,785
Steelcase, Inc., Class A	2,295	31,556
Stericycle, Inc.(a)	2,581	180,309
Sykes Enterprises, Inc.(a)	1,447	42,918
Team, Inc.(a)(b)	945	20,601
Tetra Tech, Inc.	1,876	114,061
U.S. Ecology, Inc.	694	47,053
UniFirst Corp.	464	86,837
Viad Corp.	784	45,002
VSE Corp.	300	12,930
Waste Management, Inc.	13,527	1,217,430

		5,316,397
Communications Equipment — 1.1%
ADTRAN, Inc.	1,464	23,790
Applied Optoelectronics, Inc.(a)(b)	492	18,908
Arista Networks, Inc.(a)	1,786	456,734
ARRIS International PLC(a)	5,470	138,172
Bel Fuse, Inc., Class B	206	4,635
CalAmp Corp.(a)	1,415	32,205
Calix, Inc.(a)	1,374	9,687
Casa Systems, Inc.(a)(b)	501	7,630
Ciena Corp.(a)	4,423	112,344
Cisco Systems, Inc.	151,931	6,425,162
Clearfield, Inc.(a)	214	2,771
CommScope Holding Co., Inc.(a)	6,038	193,880
Comtech Telecommunications Corp.	769	25,838
Digi International, Inc.(a)	916	12,366
EchoStar Corp., Class A(a)	1,630	73,334
Extreme Networks, Inc.(a)	3,777	32,105
F5 Networks, Inc.(a)	1,922	329,392
Finisar Corp.(a)(b)	3,653	61,553
Harmonic, Inc.(a)(b)	2,232	10,267
Infinera Corp.(a)(b)	4,951	41,192
InterDigital, Inc.	1,091	89,953
Juniper Networks, Inc.	10,982	289,266
KVH Industries, Inc.(a)	368	4,563
Loral Space & Communications, Inc.(a)	436	17,222
Lumentum Holdings, Inc.(a)(b)	1,920	100,320
Motorola Solutions, Inc.	5,107	619,479
NETGEAR, Inc.(a)	984	64,796
Oclaro, Inc.(a)	5,340	45,176
Palo Alto Networks, Inc.(a)	2,795	554,137
Plantronics, Inc.	1,047	71,887
Quantenna Communications, Inc.(a)(b)	1,082	17,236
Ribbon Communications, Inc.(a)	1,319	8,950
Ubiquiti Networks, Inc.(a)(b)	608	50,209
ViaSat, Inc.(a)	1,681	118,242
Viavi Solutions, Inc.(a)	7,781	78,744

		10,142,145
Construction & Engineering — 0.2%
AECOM(a)	4,950	166,122

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Construction & Engineering (continued)
Aegion Corp.(a)	966	$23,938
Argan, Inc.	484	18,586
Comfort Systems USA, Inc.	1,305	72,493
Dycom Industries, Inc.(a)	920	82,027
EMCOR Group, Inc.	1,824	140,357
Fluor Corp.	4,425	226,781
Granite Construction, Inc.	1,472	79,414
Great Lakes Dredge & Dock Corp.(a)(b)	1,265	6,831
HC2 Holdings, Inc.(a)	1,528	8,832
IES Holdings, Inc.(a)	192	3,446
Jacobs Engineering Group, Inc.	3,988	269,709
KBR, Inc.	4,311	86,134
MasTec, Inc.(a)	2,050	95,428
MYR Group, Inc.(a)	480	17,707
NV5 Global, Inc.(a)	247	18,599
Orion Group Holdings, Inc.(a)	507	4,649
Primoris Services Corp.	1,242	33,546
Quanta Services, Inc.(a)	4,706	160,333
Sterling Construction Co., Inc.(a)	736	9,885
Tutor Perini Corp.(a)	1,212	22,422
Willscot Corp.(a)	1,032	17,234

		1,564,473
Construction Materials — 0.1%
Eagle Materials, Inc.	1,497	148,727
Forterra, Inc.(a)(b)	880	7,964
Martin Marietta Materials, Inc.	1,966	392,060
Summit Materials, Inc., Class A(a)	3,491	87,624
US Concrete, Inc.(a)(b)	548	27,674
Vulcan Materials Co.	4,132	462,784

		1,126,833
Consumer Discretionary — 0.0%
Acushnet Holdings Corp.	1,308	31,615
American Outdoor Brands Corp.(a)	1,541	14,593
At Home Group, Inc.(a)	830	30,104
Camping World Holdings, Inc., Class A	1,130	25,052
SP Plus Corp.(a)	647	25,233

		126,597
Consumer Finance — 0.7%
Ally Financial, Inc.	13,789	368,994
American Express Co.	22,339	2,223,177
Capital One Financial Corp.	15,279	1,441,115
Credit Acceptance Corp.(a)(b)	345	132,342
Curo Group Holdings Corp.(a)	395	10,282
Discover Financial Services	11,015	786,581
Enova International, Inc.(a)	960	29,760
Ezcorp, Inc., Class A(a)(b)	1,575	18,034
Green Dot Corp., Class A(a)	1,462	115,966
Navient Corp.	8,138	107,503
Nelnet, Inc., Class A	589	34,621
OneMain Holdings, Inc.(a)	2,394	79,600
PRA Group, Inc.(a)	1,470	57,624
Regional Management Corp.(a)	217	7,198
Santander Consumer USA Holdings, Inc.	3,774	72,612
SLM Corp.(a)	13,908	157,021
Synchrony Financial	23,855	690,364
World Acceptance Corp.(a)	213	21,281

		6,354,075
Containers & Packaging — 0.4%
AptarGroup, Inc.	1,975	202,299
Ardagh Group SA	925	14,680
Avery Dennison Corp.	2,703	309,980
Ball Corp.	10,697	416,862

Security	Shares	Value
Containers & Packaging (continued)
Bemis Co., Inc.	2,827	$129,788
Berry Global Group, Inc.(a)	4,032	196,963
Crown Holdings, Inc.(a)	4,064	183,977
Graphic Packaging Holding Co.	9,416	136,815
Greif, Inc., Class A	953	51,891
Greif, Inc., Class B	150	8,678
International Paper Co.	12,958	696,233
Myers Industries, Inc.	958	20,645
Owens-Illinois, Inc.(a)	5,183	96,818
Packaging Corp. of America	2,882	325,378
Sealed Air Corp.	5,174	228,018
Silgan Holdings, Inc.	2,257	62,090
Sonoco Products Co.	3,048	170,139
UFP Technologies, Inc.(a)	191	6,246
WestRock Co.	7,948	460,825

		3,718,325
Distributors — 0.1%
Core-Mark Holding Co., Inc.	1,599	38,664
Genuine Parts Co.	4,540	441,787
LKQ Corp.(a)	9,815	328,999
Pool Corp.	1,214	186,045

		995,495
Diversified Consumer Services — 0.2%
2U, Inc.(a)(b)	1,704	128,925
Adtalem Global Education, Inc.(a)	1,954	106,591
American Public Education, Inc.(a)	510	22,491
Bright Horizons Family Solutions, Inc.(a)	1,714	183,381
Capella Education Co.	400	41,600
Career Education Corp.(a)	2,063	37,959
Carriage Services, Inc.	331	8,272
Graham Holdings Co., Class B	140	78,260
Grand Canyon Education, Inc.(a)	1,490	173,630
H&R Block, Inc.	6,554	164,899
Hillenbrand, Inc.	2,132	107,026
Houghton Mifflin Harcourt Co.(a)	3,459	21,965
K12, Inc.(a)	1,226	20,057
Laureate Education, Inc., Class A(a)	1,650	24,436
Matthews International Corp., Class A	1,044	54,862
Regis Corp.(a)	1,081	18,874
Service Corp. International	5,567	219,061
ServiceMaster Global Holdings, Inc.(a)	4,233	241,239
Sotheby’s(a)	1,241	65,910
Strategic Education, Inc.	386	45,486
Weight Watchers International, Inc.(a)(b)	1,199	107,346

		1,872,270
Diversified Financial Services — 1.5%
AXA Equitable Holdings, Inc.(a)	4,174	91,786
Berkshire Hathaway, Inc., Class B(a)	61,002	12,070,466
Cannae Holdings, Inc.(a)	2,019	36,847
FactSet Research Systems, Inc.	1,209	243,444
FGL Holdings(a)	4,187	37,767
Interactive Brokers Group, Inc., Class A	2,183	130,674
Jefferies Financial Group, Inc.	9,767	236,850
MarketAxess Holdings, Inc.	1,150	222,836
Marlin Business Services Corp.	218	6,714
Morningstar, Inc.	595	78,540
On Deck Capital, Inc.(a)	1,669	11,416
PHH Corp.(a)	1,066	11,587
PICO Holdings, Inc.(a)	421	5,094
Voya Financial, Inc.	5,480	276,850

		13,460,871

80	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Diversified Telecommunication Services — 1.7%
8x8, Inc.(a)	3,052	$60,887
AT&T, Inc.	228,913	7,318,349
ATN International, Inc.	370	23,636
CenturyLink, Inc.	30,359	569,838
Cincinnati Bell, Inc.(a)	1,019	13,604
Cogent Communications Holdings, Inc.	1,273	66,132
Consolidated Communications Holdings, Inc.	2,166	27,595
Frontier Communications Corp.	2,893	15,101
Intelsat SA(a)	1,228	23,946
Iridium Communications, Inc.(a)(b)	3,132	54,183
Ooma, Inc.(a)	719	11,576
ORBCOMM, Inc.(a)(b)	2,610	24,952
pdvWireless, Inc.(a)	207	6,189
Verizon Communications, Inc.	130,242	6,725,697
Vonage Holdings Corp.(a)	6,867	87,966
Windstream Holdings, Inc.(b)	1,392	4,900
Zayo Group Holdings, Inc.(a)	6,175	229,031

		15,263,582
Electric Utilities — 1.6%
ALLETE, Inc.	1,629	126,296
Alliant Energy Corp.	7,109	305,474
American Electric Power Co., Inc.	15,416	1,096,694
Avangrid, Inc.	1,707	85,453
Duke Energy Corp.	22,021	1,797,354
Edison International	10,038	668,832
El Paso Electric Co.	1,311	81,675
Entergy Corp.	5,686	462,158
Evergy, Inc.	8,476	475,419
Eversource Energy	10,100	613,272
Exelon Corp.	30,128	1,280,440
FirstEnergy Corp.	14,990	531,096
Hawaiian Electric Industries, Inc.	3,114	109,519
IDACORP, Inc.	1,613	152,009
MGE Energy, Inc.	1,143	73,152
NextEra Energy, Inc.	14,768	2,474,231
OGE Energy Corp.	6,635	240,452
Otter Tail Corp.	1,180	57,112
PG&E Corp.	16,349	704,315
Pinnacle West Capital Corp.	3,417	274,829
PNM Resources, Inc.	2,520	99,162
Portland General Electric Co.	2,840	128,822
PPL Corp.	22,044	634,206
Southern Co.	31,744	1,542,759
Spark Energy, Inc., Class A	516	4,412
Unitil Corp.	397	20,211
Xcel Energy, Inc.	15,725	736,874

		14,776,228
Electrical Equipment — 0.6%
Acuity Brands, Inc.	1,258	174,900
Allied Motion Technologies, Inc.	178	8,167
AMETEK, Inc.	7,138	555,336
Atkore International Group, Inc.(a)	1,193	28,226
AZZ, Inc.	902	48,888
Babcock & Wilcox Enterprises, Inc.(a)(b)	3,169	6,813
Brady Corp., Class A	1,612	61,659
Eaton Corp. PLC	13,733	1,142,174
Emerson Electric Co.	19,768	1,428,831
Encore Wire Corp.	609	29,689
Energous Corp.(a)(b)	545	7,477
EnerSys	1,327	108,907
Enphase Energy, Inc.(a)	2,624	15,613
Franklin Electric Co., Inc.	1,418	70,120
Generac Holdings, Inc.(a)	1,879	100,996

Security	Shares	Value
Electrical Equipment (continued)
GrafTech International Ltd.	1,091	$23,129
Hubbell, Inc.	1,706	210,265
II-VI, Inc.(a)	2,008	78,714
nVent Electric PLC(a)	5,078	139,137
Plug Power, Inc.(a)(b)	6,627	13,254
Powell Industries, Inc.	173	6,341
Preformed Line Products Co.	83	7,287
Regal-Beloit Corp.	1,442	123,940
Rockwell Automation, Inc.	3,946	740,112
Sensata Technologies Holding PLC(a)(b)	5,335	290,064
Sunrun, Inc.(a)	3,002	42,448
Thermon Group Holdings, Inc.(a)	911	22,839
TPI Composites, Inc.(a)	427	13,160
Vicor Corp.(a)	531	30,559

		5,529,045
Electronic Equipment, Instruments & Components — 0.7%
Agilysys, Inc.(a)	582	9,574
Amphenol Corp., Class A	9,301	869,736
Anixter International, Inc.(a)	973	70,932
Arrow Electronics, Inc.(a)	2,755	208,939
Avnet, Inc.	3,815	167,288
AVX Corp.	1,604	33,331
Badger Meter, Inc.	1,004	52,359
Belden, Inc.(b)	1,259	81,520
Benchmark Electronics, Inc.	1,484	35,913
CDW Corp.	4,680	393,541
Cognex Corp.	5,202	274,562
Coherent, Inc.(a)	786	124,235
Control4 Corp.(a)	771	19,606
Corning, Inc.	25,860	858,035
CTS Corp.	939	32,771
Daktronics, Inc.	624	5,360
Dolby Laboratories, Inc., Class A	1,925	124,066
Electro Scientific Industries, Inc.(a)	1,219	21,979
Fabrinet(a)	1,162	45,457
FARO Technologies, Inc.(a)	573	37,302
Fitbit, Inc., Series A(a)	6,233	36,962
FLIR Systems, Inc.	4,227	247,702
Insight Enterprises, Inc.(a)	1,092	54,895
IntriCon Corp.(a)	198	11,504
IPG Photonics Corp.(a)	1,117	183,233
Itron, Inc.(a)	986	60,343
Jabil, Inc.	5,462	153,864
KEMET Corp.(a)	1,594	41,428
Keysight Technologies, Inc.(a)	5,843	338,894
Kimball Electronics, Inc.(a)	871	17,725
Knowles Corp.(a)(b)	2,418	41,976
Littelfuse, Inc.	757	164,133
Maxwell Technologies, Inc.(a)	878	4,030
Mercury Systems, Inc.(a)(b)	1,568	65,433
Mesa Laboratories, Inc.(b)	107	21,639
Methode Electronics, Inc.	1,155	45,334
MTS Systems Corp.	526	28,680
National Instruments Corp.	3,481	152,503
nLight, Inc.(a)	260	7,938
Novanta, Inc.(a)	992	61,851
OSI Systems, Inc.(a)	535	42,672
PAR Technology Corp.(a)(b)	598	11,171
Park Electrochemical Corp.	658	14,548
PC Connection, Inc.	284	9,613
Plexus Corp.(a)	1,011	60,074
Rogers Corp.(a)	547	63,764
Sanmina Corp.(a)	2,201	64,049
ScanSource, Inc.(a)	754	31,102

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
SYNNEX Corp.	965	$93,094
Tech Data Corp.(a)	1,192	99,425
Trimble, Inc.(a)	7,913	279,329
TTM Technologies, Inc.(a)(b)	3,051	52,965
Universal Display Corp.(b)	1,329	127,983
VeriFone Systems, Inc.(a)	3,460	79,234
Vishay Intertechnology, Inc.	4,043	101,075
Vishay Precision Group, Inc.(a)	235	9,376
Zebra Technologies Corp., Class A(a)	1,652	227,860

		6,573,907
Energy Equipment & Services — 0.8%
Apergy Corp.(a)	2,407	98,687
Archrock, Inc.	3,980	54,327
Baker Hughes a GE Co.	13,248	458,116
Basic Energy Services, Inc.(a)	730	8,234
Bristow Group, Inc.	1,211	16,930
C&J Energy Services, Inc.(a)	2,057	47,846
Cactus, Inc., Class A(a)	1,001	32,753
CARBO Ceramics, Inc.(a)	781	7,287
Covia Holdings Corp.(a)(b)	984	17,741
Diamond Offshore Drilling, Inc.(a)(b)	2,137	41,030
Dril-Quip, Inc.(a)	1,277	65,829
Era Group, Inc.(a)	614	8,676
Exterran Corp.(a)	1,098	30,437
Forum Energy Technologies, Inc.(a)	2,686	35,321
Frank’s International NV	2,152	18,141
FTS International, Inc.(a)	684	8,208
Halliburton Co.	27,467	1,165,150
Helix Energy Solutions Group, Inc.(a)	4,203	42,072
Helmerich & Payne, Inc.	3,379	207,302
ION Geophysical Corp.(a)	404	10,342
Keane Group, Inc.(a)	1,847	26,061
Liberty Oilfield Services, Inc.(a)(b)	500	9,800
Mammoth Energy Services, Inc.(a)	259	9,640
Matrix Service Co.(a)	641	12,788
McDermott International, Inc.(a)(b)	5,780	104,098
Nabors Industries Ltd.	10,866	64,979
National Oilwell Varco, Inc.(b)	12,147	590,587
Natural Gas Services Group, Inc.(a)(b)	149	3,293
Newpark Resources, Inc.(a)(b)	2,639	29,161
Nine Energy Service, Inc.(a)	292	8,529
Noble Corp. PLC(a)	6,973	40,722
Ocean Rig UDW, Inc., Class A(a)	1,695	47,528
Oceaneering International, Inc.	3,147	86,102
Oil States International, Inc.(a)	1,913	66,764
Patterson-UTI Energy, Inc.	6,884	118,405
PHI, Inc.(a)	118	981
Pioneer Energy Services Corp.(a)(b)	2,092	6,904
ProPetro Holding Corp.(a)	2,231	36,678
RigNet, Inc.(a)	264	3,247
Rowan Cos. PLC, Class A(a)	4,032	58,383
RPC, Inc.	2,009	29,733
Schlumberger Ltd.	43,696	2,950,354
SEACOR Holdings, Inc.(a)	540	28,496
SEACOR Marine Holdings, Inc.(a)	312	7,894
Select Energy Services, Inc., Class A(a)	1,380	21,086
Solaris Oilfield Infrastructure, Inc., Class A(a)	756	11,862
Superior Energy Services, Inc.(a)(b)	4,664	45,894
TETRA Technologies, Inc.(a)	3,785	16,313
Tidewater, Inc.(a)	752	25,816
Transocean Ltd.(a)	13,113	168,764
Unit Corp.(a)	1,625	40,462
Weatherford International PLC(a)(b)	31,303	106,117

		7,151,870

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 3.7%
Acadia Realty Trust	2,748	$74,416
AG Mortgage Investment Trust, Inc.	900	17,577
AGNC Investment Corp.	12,689	247,055
Agree Realty Corp.(b)	1,095	58,298
Alexander’s, Inc.	66	24,452
Alexandria Real Estate Equities, Inc.	3,194	407,043
American Assets Trust, Inc.	1,694	65,100
American Campus Communities, Inc.	4,301	177,416
American Homes 4 Rent, Class A	8,024	177,651
American Tower Corp.	13,789	2,044,081
Annaly Capital Management, Inc.	35,211	377,462
Anworth Mortgage Asset Corp.	2,687	13,543
Apartment Investment & Management Co., Class A	4,838	206,341
Apollo Commercial Real Estate Finance, Inc.(b)	4,854	92,663
Apple Hospitality REIT, Inc.	6,651	119,652
Arbor Realty Trust, Inc.	694	7,891
Ares Commercial Real Estate Corp.	1,122	15,843
Armada Hoffler Properties, Inc.	1,336	20,174
ARMOUR Residential REIT, Inc.(b)	558	13,264
Ashford Hospitality Trust, Inc.	2,782	21,978
AvalonBay Communities, Inc.	4,328	765,407
Blackstone Mortgage Trust, Inc., Class A(b)	3,060	101,408
Bluerock Residential Growth REIT, Inc.(b)	999	9,161
Boston Properties, Inc.	4,806	603,297
Brandywine Realty Trust	6,024	99,336
Brixmor Property Group, Inc.	9,591	169,665
Camden Property Trust	2,753	254,900
Capstead Mortgage Corp.	2,469	20,666
Catchmark Timber Trust, Inc., Class A	1,412	17,537
CBL & Associates Properties, Inc.(b)	4,513	24,596
Cedar Realty Trust, Inc.(b)	1,848	8,797
Chatham Lodging Trust	2,016	43,425
Cherry Hill Mortgage Investment Corp.	1,220	22,472
Chesapeake Lodging Trust	1,740	55,715
Chimera Investment Corp.	5,490	104,859
City Office REIT, Inc.	814	10,379
Colony Capital, Inc.	15,687	96,632
Columbia Property Trust, Inc.	3,723	86,299
Community Healthcare Trust, Inc.(b)	647	19,410
CoreCivic, Inc.	3,810	97,688
CorEnergy Infrastructure Trust, Inc.(b)	292	11,105
CoreSite Realty Corp.	1,094	122,637
Corporate Office Properties Trust	2,979	88,595
Cousins Properties, Inc.	12,113	112,893
Crown Castle International Corp.	13,020	1,443,007
CubeSmart	5,727	173,872
CyrusOne, Inc.	3,073	190,280
CYS Investments, Inc.	6,685	48,867
DCT Industrial Trust, Inc.	2,969	198,537
DDR Corp.(b)	4,914	67,322
DiamondRock Hospitality Co.	6,044	72,045
Digital Realty Trust, Inc.(b)	6,457	784,009
Douglas Emmett, Inc.	4,940	191,870
Duke Realty Corp.	11,046	321,660
Dynex Capital, Inc.	2,085	13,865
Easterly Government Properties, Inc.	1,197	22,683
EastGroup Properties, Inc.	1,111	105,901
Education Realty Trust, Inc.	2,503	103,524
Empire State Realty Trust, Inc., Class A	5,084	84,750
EPR Properties	2,275	151,265
Equinix, Inc.	2,492	1,094,686
Equity Commonwealth(a)	3,605	116,225
Equity LifeStyle Properties, Inc.	2,694	245,127
Equity Residential	11,215	733,797

82	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Essex Property Trust, Inc.	2,070	$497,732
Extra Space Storage, Inc.(b)	3,818	358,777
Farmland Partners, Inc.(b)	2,041	13,756
Federal Realty Investment Trust	2,316	290,658
First Industrial Realty Trust, Inc.	3,783	123,137
Forest City Realty Trust, Inc., Class A	7,161	178,810
Four Corners Property Trust, Inc.	2,267	56,448
Franklin Street Properties Corp.	2,880	25,373
Gaming and Leisure Properties, Inc.	6,314	229,325
Geo Group, Inc.	4,037	104,478
Getty Realty Corp.	924	26,473
GGP, Inc.	19,367	412,904
Gladstone Commercial Corp.	957	18,987
Global Net Lease, Inc.	2,665	56,391
Gramercy Property Trust	5,217	142,894
Great Ajax Corp.	321	4,292
HCP, Inc.	15,061	390,080
Healthcare Realty Trust, Inc.	3,924	116,582
Healthcare Trust of America, Inc., Class A	6,354	173,591
Hersha Hospitality Trust	1,059	22,864
Highwoods Properties, Inc.	3,239	159,067
Hospitality Properties Trust	5,059	143,018
Host Hotels & Resorts, Inc.(b)	22,864	478,772
Hudson Pacific Properties, Inc.	4,734	162,187
Independence Realty Trust, Inc.	2,385	24,208
Industrial Logistics Properties Trust	584	13,490
InfraREIT, Inc.	1,626	34,065
Invesco Mortgage Capital, Inc.	5,128	85,074
Investors Real Estate Trust	3,249	17,805
Invitation Homes, Inc.(b)	9,331	215,639
iStar, Inc.(a)(b)	1,888	20,523
JBG SMITH Properties	3,231	117,932
Kilroy Realty Corp.	3,027	220,820
Kimco Realty Corp.	12,857	214,583
Kite Realty Group Trust	3,058	51,588
Lamar Advertising Co., Class A	2,563	188,714
LaSalle Hotel Properties	3,491	121,033
Lexington Realty Trust	8,078	71,006
Liberty Property Trust	4,590	196,727
Life Storage, Inc.	1,416	135,879
LTC Properties, Inc.	1,396	58,869
Macerich Co.	4,337	256,143
Mack-Cali Realty Corp.	3,138	61,097
Medical Properties Trust, Inc.	12,688	182,834
MFA Financial, Inc.	11,009	88,622
Mid-America Apartment Communities, Inc.	3,527	355,451
Monmouth Real Estate Investment Corp.	3,027	50,460
MTGE Investment Corp.	1,247	25,002
National Health Investors, Inc.	1,488	111,362
National Retail Properties, Inc.	4,800	214,128
National Storage Affiliates Trust	1,868	53,854
New Residential Investment Corp.	10,200	182,478
New Senior Investment Group, Inc.	1,250	8,850
New York Mortgage Trust, Inc.	2,062	12,805
NexPoint Residential Trust, Inc.	679	20,329
NorthStar Realty Europe Corp.	1,409	19,289
Omega Healthcare Investors, Inc.(b)	6,319	187,611
One Liberty Properties, Inc.	642	17,308
Orchid Island Capital, Inc.	1,593	12,951
Outfront Media, Inc.	4,679	99,429
Paramount Group, Inc.	6,064	93,628
Park Hotels & Resorts, Inc.	6,260	195,813
Pebblebrook Hotel Trust	2,235	86,159
Pennsylvania Real Estate Investment Trust	2,071	21,994

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
PennyMac Mortgage Investment Trust(f)	1,874	$36,149
Physicians Realty Trust	5,702	89,864
Piedmont Office Realty Trust, Inc., Class A	4,983	98,564
PotlatchDeltic Corp.	1,970	92,098
Preferred Apartment Communities, Inc., Class A	1,032	17,461
Prologis, Inc.	16,733	1,098,019
PS Business Parks, Inc.	560	71,551
Public Storage	4,657	1,014,434
QTS Realty Trust, Inc., Class A	1,581	67,588
Ramco-Gershenson Properties Trust	2,246	29,535
Rayonier, Inc.	4,192	146,762
Realty Income Corp.	8,957	499,532
Redwood Trust, Inc.(b)	2,331	39,184
Regency Centers Corp.	4,738	301,479
Retail Opportunity Investments Corp.	4,102	77,569
Retail Properties of America, Inc., Class A	6,809	85,453
Retail Value, Inc.(a)(b)	491	16,223
Rexford Industrial Realty, Inc.	2,558	78,377
RLJ Lodging Trust	5,509	124,448
Ryman Hospitality Properties, Inc.	1,359	115,529
Sabra Health Care REIT, Inc.	5,679	122,723
Saul Centers, Inc.	321	17,103
SBA Communications Corp.(a)	3,603	570,175
Select Income REIT	2,584	53,876
Senior Housing Properties Trust	7,113	126,896
Seritage Growth Properties, Class A(b)	1,080	45,695
Simon Property Group, Inc.	9,691	1,707,651
SL Green Realty Corp.	2,686	276,953
Spirit MTA REIT(a)	1,286	12,847
Spirit Realty Capital, Inc.	12,869	107,714
STAG Industrial, Inc.	3,113	85,047
Starwood Property Trust, Inc.(b)	8,176	186,740
STORE Capital Corp.	5,504	151,085
Summit Hotel Properties, Inc.	3,295	46,624
Sun Communities, Inc.	2,395	232,219
Sunstone Hotel Investors, Inc.	7,168	116,623
Tanger Factory Outlet Centers, Inc.(b)	2,740	65,349
Taubman Centers, Inc.	1,886	117,026
Terreno Realty Corp.	1,697	62,636
Tier REIT, Inc.	1,574	37,414
UDR, Inc.	8,091	311,342
UMH Properties, Inc.	764	11,796
Uniti Group, Inc.	5,448	96,321
Universal Health Realty Income Trust	517	34,799
Urban Edge Properties	3,227	73,188
Urstadt Biddle Properties, Inc., Class A	607	13,512
Ventas, Inc.	11,156	628,975
VEREIT, Inc.	30,946	236,118
VICI Properties, Inc.	8,967	182,478
Vornado Realty Trust	5,499	395,488
Washington Prime Group, Inc.	4,046	32,489
Washington Real Estate Investment Trust	2,807	85,585
Weingarten Realty Investors	3,752	113,385
Welltower, Inc.	11,761	736,239
Western Asset Mortgage Capital Corp.	1,131	12,520
Weyerhaeuser Co.	23,750	811,775
Whitestone REIT(b)	1,160	15,080
WP Carey, Inc.	3,257	212,943
Xenia Hotels & Resorts, Inc.	3,583	87,389

		33,957,856
Equity Real Estate Investment Trusts (REITs) — 0.0%
Americold Realty Trust	1,998	42,977
CorePoint Lodging, Inc.(a)	1,425	35,996
Innovative Industrial Properties, Inc.	256	8,289

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Jernigan Capital, Inc.	475	$8,640

		95,902
Food & Staples Retailing — 1.3%
Andersons, Inc.	1,008	35,532
Casey’s General Stores, Inc.	1,201	131,365
Chefs’ Warehouse, Inc.(a)(b)	708	19,081
Costco Wholesale Corp.	13,756	3,008,575
Diplomat Pharmacy, Inc.(a)(b)	1,745	36,261
Ingles Markets, Inc., Class A	278	8,271
Kroger Co.	26,820	777,780
Natural Grocers by Vitamin Cottage, Inc.(a)(b)	357	4,737
Performance Food Group Co.(a)	3,290	117,946
PriceSmart, Inc.	676	55,263
Rite Aid Corp.(a)(b)	32,635	65,596
Smart & Final Stores, Inc.(a)	347	2,047
SpartanNash Co.	1,099	26,332
Sprouts Farmers Market, Inc.(a)	4,161	89,420
SuperValu, Inc.(a)(b)	1,165	37,653
Sysco Corp.	15,003	1,008,352
U.S. Foods Holding Corp.(a)	6,700	226,527
United Natural Foods, Inc.(a)	1,555	50,071
Village Super Market, Inc., Class A	168	4,524
Walgreens Boots Alliance, Inc.	26,666	1,803,155
Walmart, Inc.	44,943	4,010,264
Weis Markets, Inc.	304	15,544

		11,534,296
Food Products — 1.1%
Archer-Daniels-Midland Co.	17,547	846,818
B&G Foods, Inc.(b)	2,013	63,208
Bunge Ltd.	4,417	305,347
Cal-Maine Foods, Inc.(a)	976	43,920
Calavo Growers, Inc.	484	44,770
Campbell Soup Co.	5,585	228,427
Conagra Brands, Inc.	12,025	441,438
Darling Ingredients, Inc.(a)	5,249	105,452
Dean Foods Co.	2,435	23,912
Farmer Bros Co.(a)(b)	293	8,453
Flowers Foods, Inc.	5,392	109,997
Fresh Del Monte Produce, Inc.	1,062	38,551
Freshpet, Inc.(a)	855	24,795
General Mills, Inc.	18,607	857,038
Hain Celestial Group, Inc.(a)	2,977	84,666
Hershey Co.	4,403	432,419
Hormel Foods Corp.	8,601	309,378
Hostess Brands, Inc.(a)	2,803	39,270
Ingredion, Inc.	2,281	231,065
J&J Snack Foods Corp.	460	66,682
J.M. Smucker Co.	3,440	382,253
John B Sanfilippo & Son, Inc.	296	22,754
Kellogg Co.	7,781	552,684
Kraft Heinz Co.	18,955	1,142,039
Lamb Weston Holdings, Inc.	4,615	324,296
Lancaster Colony Corp.	582	84,407
Limoneira Co.	296	8,069
McCormick & Co., Inc.	3,895	457,818
Mondelez International, Inc., Class A	45,550	1,975,959
Pilgrim’s Pride Corp.(a)	1,468	26,160
Pinnacle Foods, Inc.	3,651	242,499
Post Holdings, Inc.(a)(b)	2,023	175,111
Sanderson Farms, Inc.	640	64,531
Seneca Foods Corp., Class A(a)	168	4,528
The Simply Good Foods Co.(a)(b)	1,765	29,440
Tootsie Roll Industries, Inc.(b)	561	16,774

Security	Shares	Value
Food Products (continued)
TreeHouse Foods, Inc.(a)	1,682	$79,878
Tyson Foods, Inc., Class A	9,133	526,517

		10,421,323
Gas Utilities — 0.2%
Atmos Energy Corp.	3,485	320,167
Chesapeake Utilities Corp.	538	45,111
National Fuel Gas Co.	2,642	141,876
New Jersey Resources Corp.	2,713	125,476
Northwest Natural Gas Co.	1,112	72,447
ONE Gas, Inc.	1,737	133,819
South Jersey Industries, Inc.	2,668	90,525
Southwest Gas Holdings, Inc.	1,585	123,947
Spire, Inc.	1,532	109,691
UGI Corp.	5,459	290,091

		1,453,150
Health Care Equipment & Supplies — 3.0%
Abaxis, Inc.	752	62,416
Abbott Laboratories	53,803	3,526,249
ABIOMED, Inc.(a)	1,324	469,398
Accuray, Inc.(a)(b)	2,245	8,643
Align Technology, Inc.(a)	2,492	888,772
AngioDynamics, Inc.(a)	1,227	25,939
Anika Therapeutics, Inc.(a)	494	19,775
Antares Pharma, Inc.(a)	4,962	13,249
AtriCure, Inc.(a)	1,049	30,054
Atrion Corp.	52	35,776
Avanos Medical, Inc.(a)	1,491	82,303
AxoGen, Inc.(a)	1,041	46,767
Baxter International, Inc.	15,722	1,139,059
Becton Dickinson & Co.	8,348	2,090,089
Boston Scientific Corp.(a)	43,359	1,457,296
Cantel Medical Corp.	1,138	105,504
Cardiovascular Systems, Inc.(a)	1,005	38,120
Cerus Corp.(a)	3,973	29,440
CONMED Corp.	827	61,198
Cooper Cos., Inc.	1,521	396,220
CryoLife, Inc.(a)	1,080	32,184
CryoPort, Inc.(a)	738	10,893
Cutera, Inc.(a)	449	17,960
CytoSorbents Corp.(a)(b)	805	9,660
Danaher Corp.	19,382	1,988,206
DENTSPLY SIRONA, Inc.	7,159	344,419
DexCom, Inc.(a)(b)	2,745	261,132
Edwards Lifesciences Corp.(a)	6,610	941,594
Endologix, Inc.(a)	3,022	15,382
GenMark Diagnostics, Inc.(a)(b)	2,043	13,647
Glaukos Corp.(a)	958	39,862
Globus Medical, Inc., Class A(a)	2,303	118,558
Haemonetics Corp.(a)	1,657	161,789
Helius Medical Technologies, Inc.(a)	754	6,907
Hill-Rom Holdings, Inc.	2,083	196,219
Hologic, Inc.(a)	8,606	369,283
ICU Medical, Inc.(a)	489	140,245
IDEXX Laboratories, Inc.(a)	2,693	659,596
Inogen, Inc.(a)	535	106,599
Insulet Corp.(a)	1,850	153,846
Integra LifeSciences Holdings Corp.(a)	2,291	142,798
Intuitive Surgical, Inc.(a)(b)	3,531	1,794,419
Invacare Corp.	859	15,333
iRhythm Technologies, Inc.(a)(b)	738	55,756
K2M Group Holdings, Inc.(a)	1,236	25,177
Lantheus Holdings, Inc.(a)	1,418	20,490
LeMaitre Vascular, Inc.	408	14,688

84	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Health Care Equipment & Supplies (continued)
LivaNova PLC(a)	1,562	$172,023
Masimo Corp.(a)	1,413	140,480
Medtronic PLC	42,617	3,845,332
Meridian Bioscience, Inc.	1,421	22,452
Merit Medical Systems, Inc.(a)	1,542	83,731
Natus Medical, Inc.(a)	1,168	42,632
Neogen Corp.(a)	1,603	132,087
Nevro Corp.(a)(b)	940	52,884
Novocure Ltd.(a)	2,260	76,840
NuVasive, Inc.(a)	1,560	90,558
Nuvectra Corp.(a)	427	6,695
NxStage Medical, Inc.(a)	2,202	61,810
Ocular Therapeutix, Inc.(a)(b)	1,510	8,381
OraSure Technologies, Inc.(a)	1,875	31,481
Orthofix International NV(a)	536	32,423
OrthoPediatrics Corp.(a)(b)	331	9,301
Oxford Immunotec Global PLC(a)	422	5,532
Pulse Biosciences, Inc.(a)	649	8,671
Quidel Corp.(a)	1,032	70,032
ResMed, Inc.	4,391	464,480
Rockwell Medical, Inc.(a)(b)	732	2,972
RTI Surgical, Inc.(a)	1,373	6,316
Senseonics Holdings, Inc.(a)	2,026	7,456
Sientra, Inc.(a)	705	14,431
STAAR Surgical Co.(a)	1,295	39,951
STERIS PLC	2,678	306,551
Stryker Corp.	10,738	1,752,978
Surmodics, Inc.(a)	407	23,932
Tactile Systems Technology, Inc.(a)	527	25,333
Tandem Diabetes Care, Inc.(a)	1,377	37,950
Teleflex, Inc.	1,449	395,157
TransEnterix, Inc.(a)(b)	4,761	25,471
Utah Medical Products, Inc.	90	8,730
Varex Imaging Corp.(a)	1,195	45,697
Varian Medical Systems, Inc.(a)	2,891	333,766
Veracyte, Inc.(a)	970	10,505
ViewRay, Inc.(a)(b)	1,478	17,618
West Pharmaceutical Services, Inc.	2,311	253,401
Wright Medical Group NV(a)	3,301	83,944
Zimmer Biomet Holdings, Inc.	6,440	808,349

		27,741,242
Health Care Providers & Services — 2.9%
Acadia Healthcare Co., Inc.(a)(b)	2,734	107,938
Addus HomeCare Corp.(a)	156	10,319
Aetna, Inc.	10,072	1,897,464
Amedisys, Inc.(a)	857	80,241
American Renal Associates Holdings, Inc.(a)	551	8,866
AmerisourceBergen Corp.	5,013	410,214
AMN Healthcare Services, Inc.(a)	1,523	92,142
Anthem, Inc.	8,041	2,034,373
Apollo Medical Holdings, Inc.(a)(b)	742	17,942
BioScrip, Inc.(a)	3,742	9,916
BioTelemetry, Inc.(a)(b)	1,095	57,488
Brookdale Senior Living, Inc.(a)	5,904	56,619
Capital Senior Living Corp.(a)	492	4,915
Cardinal Health, Inc.	9,798	489,410
Centene Corp.(a)	6,370	830,202
Chemed Corp.	500	158,015
Cigna Corp.	7,446	1,335,961
Civitas Solutions, Inc.(a)	652	10,660
Community Health Systems, Inc.(a)	2,135	7,131
CorVel Corp.(a)	227	13,018
Cross Country Healthcare, Inc.(a)	730	8,563
CVS Health Corp.	32,048	2,078,633

Security	Shares	Value
Health Care Providers & Services (continued)
DaVita, Inc.(a)	4,287	$301,290
Encompass Health Corp.	3,059	231,352
Ensign Group, Inc.	1,627	58,686
Envision Healthcare Corp.(a)	3,798	168,100
Express Scripts Holding Co.(a)	17,678	1,404,694
Genesis Healthcare, Inc.(a)(b)	1,147	1,732
HCA Healthcare, Inc.	8,779	1,090,615
HealthEquity, Inc.(a)	1,747	131,899
Henry Schein, Inc.(a)	4,837	384,106
HMS Holdings Corp.(a)	2,628	62,888
Humana, Inc.	4,340	1,363,541
Integer Holdings Corp.(a)	980	70,021
Laboratory Corp. of America Holdings(a)	3,193	559,861
LHC Group, Inc.(a)	1,005	86,510
LifePoint Health, Inc.(a)	1,198	77,630
Magellan Health, Inc.(a)	779	56,672
McKesson Corp.	6,500	816,400
MEDNAX, Inc.(a)	2,875	123,021
Molina Healthcare, Inc.(a)(b)	1,933	201,206
National Healthcare Corp.	375	27,030
National Research Corp., Class A	306	11,613
Owens & Minor, Inc.	1,771	33,419
Patterson Cos., Inc.	2,673	65,542
Penumbra, Inc.(a)	943	134,142
PetIQ, Inc.(a)(b)	386	10,576
Premier, Inc., Class A(a)(b)	1,479	55,315
Providence Service Corp.(a)	356	24,948
Quest Diagnostics, Inc.	4,308	464,058
R1 RCM, Inc.(a)	2,631	21,101
RadNet, Inc.(a)	1,424	19,082
Select Medical Holdings Corp.(a)	3,205	66,664
Surgery Partners, Inc.(a)	732	11,053
Tenet Healthcare Corp.(a)(b)	2,614	98,365
Tivity Health, Inc.(a)	1,224	41,249
Triple-S Management Corp., Class B(a)	717	25,461
U.S. Physical Therapy, Inc.	407	42,633
UnitedHealth Group, Inc.	30,100	7,621,922
Universal Health Services, Inc., Class B	2,706	330,403
WellCare Health Plans, Inc.(a)	1,413	377,864

		26,392,694
Health Care Technology — 0.2%
athenahealth, Inc.(a)	1,247	187,935
Castlight Health, Inc., Class B(a)	3,258	10,752
Cerner Corp.(a)	9,927	616,268
Computer Programs & Systems, Inc.	440	13,728
Cotiviti Holdings, Inc.(a)	1,349	60,219
Evolent Health, Inc., Class A(a)(b)	2,102	42,461
HealthStream, Inc.	776	21,790
Inovalon Holdings, Inc., Class A(a)(b)	2,304	24,538
Inspire Medical Systems, Inc.(a)	239	10,707
Medidata Solutions, Inc.(a)	1,796	133,461
Omnicell, Inc.(a)	1,134	67,473
Quality Systems, Inc.(a)(b)	1,626	32,731
Simulations Plus, Inc.	408	7,242
Tabula Rasa HealthCare, Inc.(a)	533	31,042
Teladoc, Inc.(a)(b)	1,971	117,964
Veeva Systems, Inc., Class A(a)	3,765	284,747
Vocera Communications, Inc.(a)	896	27,041

		1,690,099
Hotels, Restaurants & Leisure — 2.0%
Aramark	7,713	310,140
BBX Capital Corp.	1,864	16,254
Belmond Ltd., Class A(a)	3,135	35,269

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Biglari Holdings, Inc., Class A(a)(b)	2	$1,955
Biglari Holdings, Inc., Class B(a)	20	3,789
BJ’s Restaurants, Inc.	673	42,567
Bloomin’ Brands, Inc.	2,595	50,187
Bojangles’, Inc.(a)	615	8,087
Boyd Gaming Corp.	2,665	99,538
Braemar Hotels & Resorts, Inc.	837	9,567
Brinker International, Inc.	1,395	65,802
Caesars Entertainment Corp.(a)(b)	18,719	211,525
Carnival Corp.	12,659	749,919
Carrols Restaurant Group, Inc.(a)	896	12,992
Century Casinos, Inc.(a)	1,395	11,369
Cheesecake Factory, Inc.	1,393	78,050
Chipotle Mexican Grill, Inc.(a)	767	332,617
Choice Hotels International, Inc.	1,138	88,309
Churchill Downs, Inc.	346	98,939
Chuy’s Holdings, Inc.(a)	546	17,281
Cracker Barrel Old Country Store, Inc.(b)	594	87,018
Darden Restaurants, Inc.	3,925	419,739
Dave & Buster’s Entertainment, Inc.(a)	1,256	61,732
Del Frisco’s Restaurant Group, Inc.(a)	854	7,302
Del Taco Restaurants, Inc.(a)	678	8,773
Denny’s Corp.(a)	1,915	27,863
Dine Brands Global, Inc.	572	40,629
Domino’s Pizza, Inc.	1,327	348,550
Dunkin’ Brands Group, Inc.	2,664	185,494
El Pollo Loco Holdings, Inc.(a)	399	4,628
Eldorado Resorts, Inc.(a)	2,070	88,699
Extended Stay America, Inc.	6,093	129,720
Fiesta Restaurant Group, Inc.(a)	813	23,618
Golden Entertainment, Inc.(a)	589	18,336
Habit Restaurants, Inc., Class A(a)	422	5,359
Hilton Grand Vacations, Inc.(a)	3,029	104,773
Hilton Worldwide Holdings, Inc.	8,787	691,185
Hyatt Hotels Corp., Class A	1,494	116,876
ILG, Inc.	3,408	116,997
International Game Technology PLC	3,361	84,966
International Speedway Corp., Class A	731	31,652
Jack in the Box, Inc.	923	77,754
Las Vegas Sands Corp.	11,410	820,379
Lindblad Expeditions Holdings, Inc.(a)	684	9,056
Marcus Corp.	514	19,815
Marriott International, Inc., Class A	9,263	1,184,182
Marriott Vacations Worldwide Corp.	700	83,377
McDonald’s Corp.	24,767	3,901,793
MGM Resorts International	16,379	513,809
Monarch Casino & Resort, Inc.(a)	228	10,869
Nathan’s Famous, Inc.	78	7,664
Norwegian Cruise Line Holdings Ltd.(a)	6,441	322,243
Papa John’s International, Inc.	742	31,134
Penn National Gaming, Inc.(a)	1,613	51,697
Pinnacle Entertainment, Inc.(a)	1,855	61,660
Planet Fitness, Inc., Class A(a)	2,831	134,529
PlayAGS, Inc.(a)	481	13,733
Potbelly Corp.(a)	715	8,866
RCI Hospitality Holdings, Inc.	294	9,534
Red Robin Gourmet Burgers, Inc.(a)	441	20,859
Red Rock Resorts, Inc., Class A	2,305	81,459
Royal Caribbean Cruises Ltd.	5,365	604,957
Ruth’s Hospitality Group, Inc.	865	25,042
Scientific Games Corp., Class A(a)	1,788	85,913
SeaWorld Entertainment, Inc.(a)	1,800	38,340
Shake Shack, Inc., Class A(a)	772	48,119
Six Flags Entertainment Corp.	2,209	143,475

Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Sonic Corp.	1,139	$40,036
Starbucks Corp.	42,345	2,218,455
Texas Roadhouse, Inc.	2,053	129,011
Vail Resorts, Inc.	1,256	347,749
Wendy’s Co.	6,017	100,364
Wingstop, Inc.(b)	934	46,093
Wyndham Destinations, Inc.	3,098	142,880
Wyndham Hotels & Resorts, Inc.	3,098	179,684
Wynn Resorts Ltd.	3,248	541,701
Yum China Holdings, Inc.	11,590	418,167
Yum! Brands, Inc.	10,215	809,947
Zoe’s Kitchen, Inc.(a)(b)	407	3,968

		18,136,378
Household Durables — 0.5%
Bassett Furniture Industries, Inc.	182	4,550
Beazer Homes USA, Inc.(a)(b)	1,012	12,964
Cavco Industries, Inc.(a)	279	59,273
Century Communities, Inc.(a)(b)	692	21,106
D.R. Horton, Inc.	10,658	465,755
Ethan Allen Interiors, Inc.	842	18,945
Flexsteel Industries, Inc.	220	7,883
Garmin Ltd.	3,577	223,384
GoPro, Inc., Class A(a)(b)	3,401	19,862
Green Brick Partners, Inc.(a)	414	4,016
Hamilton Beach Brands Holding Co.	190	4,826
Helen of Troy Ltd.(a)	880	100,804
Hooker Furniture Corp.	333	15,002
Hovnanian Enterprises, Inc., Class A(a)	2,660	4,176
Installed Building Products, Inc.(a)	712	38,875
iRobot Corp.(a)(b)	814	64,509
KB Home	2,964	70,395
La-Z-Boy, Inc.	1,540	46,970
Leggett & Platt, Inc.	4,243	184,867
Lennar Corp., Class A	8,135	425,216
Lennar Corp., Class B	1,295	55,944
LGI Homes, Inc.(a)	597	30,859
Lifetime Brands, Inc.	464	5,638
M/I Homes, Inc.(a)	752	19,447
MDC Holdings, Inc.	1,411	40,975
Meritage Homes Corp.(a)	1,220	52,643
Mohawk Industries, Inc.(a)	1,963	369,751
NACCO Industries, Inc., Class A	95	3,135
New Home Co., Inc.(a)	329	3,033
Newell Brands, Inc.	14,227	372,605
NVR, Inc.(a)	98	270,424
PulteGroup, Inc.	8,424	240,000
Roku, Inc.(a)	1,351	61,362
Skyline Champion Corp.	270	6,934
Taylor Morrison Home Corp., Class A(a)	3,571	69,742
Tempur Sealy International, Inc.(a)(b)	1,451	70,910
Toll Brothers, Inc.	4,488	158,247
TopBuild Corp.(a)	1,121	83,268
TRI Pointe Group, Inc.(a)	5,257	74,492
Tupperware Brands Corp.	1,723	63,251
Turtle Beach Corp.(a)	402	10,930
Universal Electronics, Inc.(a)	483	16,881
Vuzix Corp.(a)(b)	1,248	7,738
Whirlpool Corp.	2,210	289,731
William Lyon Homes, Class A(a)	973	21,240
ZAGG, Inc.(a)	1,068	15,913

		4,208,471
Household Products — 1.2%
Central Garden & Pet Co.(a)	682	29,442

86	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Household Products (continued)
Central Garden & Pet Co., Class A(a)	912	$36,589
Church & Dwight Co., Inc.	7,665	428,473
Clorox Co.	4,093	553,251
Colgate-Palmolive Co.	26,855	1,799,554
Energizer Holdings, Inc.	1,844	117,426
Kimberly-Clark Corp.	10,985	1,250,752
Oil-Dri Corp. of America	141	5,973
Procter & Gamble Co.	79,173	6,403,512
Spectrum Brands Holdings, Inc.(a)	1,348	117,775
WD-40 Co.	450	72,067

		10,814,814
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	21,347	285,196
Atlantic Power Corp.(a)	4,381	9,638
NRG Energy, Inc.	9,898	313,470
NRG Yield, Inc., Class A	2,467	45,590
NRG Yield, Inc., Class C	989	18,396
Ormat Technologies, Inc.(b)	1,329	72,098
Pattern Energy Group, Inc.	2,811	52,200
TerraForm Power, Inc.	2,253	23,048
Vistra Energy Corp.(a)	12,828	289,913
Vivint Solar, Inc.(a)	1,711	9,753

		1,119,302
Industrial Conglomerates — 1.4%
3M Co.	18,159	3,855,519
BWX Technologies, Inc.	3,261	214,443
Carlisle Cos., Inc.	1,846	226,763
General Electric Co.	271,794	3,704,552
Honeywell International, Inc.	23,440	3,742,196
Raven Industries, Inc.	1,286	49,897
Roper Technologies, Inc.	3,161	954,306
Seaboard Corp.	8	29,104
Standex International Corp.	383	39,698

		12,816,478
Insurance — 2.6%
Aflac, Inc.	24,182	1,125,430
Alleghany Corp.	462	290,723
Allstate Corp.	11,033	1,049,459
American Equity Investment Life Holding Co.	2,781	99,365
American Financial Group, Inc.	2,270	255,806
American International Group, Inc.	28,378	1,566,749
American National Insurance Co.	313	40,374
AMERISAFE, Inc.	360	22,608
AmTrust Financial Services, Inc.	3,444	49,869
Aon PLC	7,711	1,106,914
Arch Capital Group Ltd.(a)	12,183	372,312
Argo Group International Holdings Ltd.	1,041	65,115
Arthur J Gallagher & Co.	5,709	407,337
Aspen Insurance Holdings Ltd.	1,969	79,646
Assurant, Inc.	1,676	184,863
Assured Guaranty Ltd.	3,533	137,504
Athene Holding Ltd., Class A(a)	4,983	228,570
Axis Capital Holdings Ltd.	2,553	144,398
Brighthouse Financial, Inc.(a)	3,836	166,597
Brown & Brown, Inc.	7,264	212,545
Chubb Ltd.	14,634	2,044,663
Cincinnati Financial Corp.	4,854	367,108
Citizens, Inc.(a)(b)	1,392	11,011
CNA Financial Corp.	937	43,833
CNO Financial Group, Inc.	2,178	44,322
Crawford & Co., Class B	288	2,454
eHealth, Inc.(a)	593	14,078
EMC Insurance Group, Inc.	502	13,439

Security	Shares	Value
Insurance (continued)
Employers Holdings, Inc.	849	$39,436
Enstar Group Ltd.(a)	375	81,075
Erie Indemnity Co., Class A	749	93,056
Everest Re Group Ltd.	1,271	277,523
FBL Financial Group, Inc., Class A	309	25,245
FedNat Holding Co.	339	7,899
First American Financial Corp.	3,022	169,232
FNF Group	8,322	337,041
Genworth Financial, Inc., Class A(a)	15,484	71,226
Global Indemnity Ltd.	223	9,087
Goosehead Insurance, Inc.(a)	331	8,993
Greenlight Capital Re Ltd., Class A(a)	1,310	19,126
Hanover Insurance Group, Inc.	1,351	169,442
Hartford Financial Services Group, Inc.	11,461	603,995
HCI Group, Inc.	211	9,029
Health Insurance Innovations, Inc., Class A(a)	348	11,571
Heritage Insurance Holdings, Inc.	585	10,044
Hilltop Holdings, Inc.	2,641	54,933
Horace Mann Educators Corp.	1,105	48,289
Independence Holding Co.	268	9,313
Investors Title Co.	51	9,761
James River Group Holdings Ltd.	797	32,988
Kemper Corp.	1,658	132,308
Kinsale Capital Group, Inc.	699	41,398
Lincoln National Corp.	6,863	467,370
Loews Corp.	8,922	453,059
Maiden Holdings Ltd.	1,108	9,640
Markel Corp.(a)	429	501,930
Marsh & McLennan Cos., Inc.	15,999	1,333,677
MBIA, Inc.(a)(b)	2,769	28,382
Mercury General Corp.	876	45,053
MetLife, Inc.	27,317	1,249,480
National General Holdings Corp.	1,794	49,479
National Western Life Group, Inc., Class A	82	26,568
Navigators Group, Inc.	534	32,227
Old Republic International Corp.	8,603	183,330
Primerica, Inc.	1,279	146,829
Principal Financial Group, Inc.	8,878	515,634
ProAssurance Corp.	1,844	76,157
Progressive Corp.	18,266	1,096,143
Protective Insurance Corp., Class B	404	9,433
Prudential Financial, Inc.	13,292	1,341,296
Reinsurance Group of America, Inc.	2,015	285,123
RenaissanceRe Holdings Ltd.	1,314	173,251
RLI Corp.	1,257	93,973
Safety Insurance Group, Inc.	657	60,181
Selective Insurance Group, Inc.	1,923	114,995
State Auto Financial Corp.	446	14,424
Stewart Information Services Corp.	702	31,899
Third Point Reinsurance Ltd.(a)	2,568	32,357
Torchmark Corp.	3,506	308,773
Travelers Cos., Inc.	8,532	1,110,354
Trupanion, Inc.(a)(b)	727	30,243
United Fire Group, Inc.	405	24,417
United Insurance Holdings Corp.	649	13,473
Universal Insurance Holdings, Inc.	1,177	52,259
Unum Group	6,653	264,324
W.R. Berkley Corp.	3,033	229,932
White Mountains Insurance Group Ltd.	104	94,955
Willis Towers Watson PLC	4,135	659,202
WMIH Corp.(a)	22,322	30,358
XL Group Ltd.	7,900	444,217

		24,053,499

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Internet & Direct Marketing Retail — 3.5%
1-800-Flowers.com, Inc., Class A(a)	740	$10,730
Amazon.com, Inc.(a)	12,807	22,763,674
Booking Holdings, Inc.(a)	1,517	3,077,568
Duluth Holdings, Inc., Class B(a)(b)	128	2,947
Etsy, Inc.(a)	3,782	154,532
Expedia Group, Inc.	3,796	508,057
Gaia, Inc.(a)	430	7,826
Groupon, Inc.(a)(b)	13,837	64,757
Lands’ End, Inc.(a)(b)	215	5,214
Liberty Expedia Holdings, Inc., Class A(a)	1,729	83,286
Liberty TripAdvisor Holdings, Inc., Series A(a)	2,127	35,415
Netflix, Inc.(a)	13,126	4,429,369
Nutrisystem, Inc.	941	37,640
Overstock.com, Inc.(a)(b)	692	24,670
PetMed Express, Inc.	619	22,983
Qurate Retail, Inc., Class A(a)	13,760	292,950
Shutterfly, Inc.(a)	1,000	82,260
TripAdvisor, Inc.(a)(b)	3,278	190,091
Wayfair, Inc., Class A(a)	1,763	191,850

		31,985,819
Internet Software & Services — 4.7%
Akamai Technologies, Inc.(a)	5,191	390,675
Alarm.com Holdings, Inc.(a)	943	40,426
Alphabet, Inc., Class A(a)	9,435	11,578,821
Alphabet, Inc., Class C(a)	9,562	11,639,440
Alteryx, Inc., Class A(a)(b)	880	34,311
Amber Road, Inc.(a)	336	2,856
Appfolio, Inc., Class A(a)	449	32,418
Apptio, Inc., Class A(a)	1,049	35,215
Benefitfocus, Inc.(a)(b)	636	19,144
Blucora, Inc.(a)	1,592	55,322
Box, Inc., Class A(a)	3,985	95,481
Brightcove, Inc.(a)	1,243	10,628
Carbonite, Inc.(a)	878	30,115
Care.com, Inc.(a)	577	10,398
Cargurus, Inc.(a)	1,525	66,109
Cars.com, Inc.(a)(b)	2,120	60,144
ChannelAdvisor Corp.(a)	878	12,204
Chegg, Inc.(a)(b)	3,396	94,069
Cimpress NV(a)(b)	694	101,373
Cision Ltd.(a)(b)	1,130	17,040
Cloudera, Inc.(a)	3,124	41,830
Cornerstone OnDemand, Inc.(a)(b)	1,665	82,251
Coupa Software, Inc.(a)	1,659	101,713
DocuSign, Inc.(a)(b)	766	41,287
eBay, Inc.(a)	29,528	987,712
eGain Corp.(a)	724	9,412
Endurance International Group Holdings, Inc.(a)	2,163	17,737
Envestnet, Inc.(a)	1,386	81,220
Facebook, Inc., Class A(a)	74,909	12,927,795
Five9, Inc.(a)	1,807	57,643
GoDaddy, Inc., Class A(a)	4,690	345,278
Gogo, Inc.(a)(b)	2,125	7,607
GrubHub, Inc.(a)	2,836	345,680
GTT Communications, Inc.(a)(b)	1,102	48,984
Hortonworks, Inc.(a)	1,952	34,004
IAC/InterActiveCorp(a)	2,344	345,154
Instructure, Inc.(a)	984	38,081
Internap Corp.(a)(b)	701	6,926
j2 Global, Inc.	1,514	128,448
LendingClub Corp.(a)(b)	10,546	43,450
Limelight Networks, Inc.(a)	3,256	14,522
Liquidity Services, Inc.(a)	954	6,726
LivePerson, Inc.(a)	1,786	41,435

Security	Shares	Value
Internet Software & Services (continued)
LogMeIn, Inc.	1,648	$133,570
Match Group, Inc.(a)(b)	1,617	58,406
Meet Group, Inc.(a)(b)	2,551	10,357
MINDBODY, Inc., Class A(a)	1,455	54,344
New Relic, Inc.(a)	1,381	134,924
NIC, Inc.	1,913	31,373
Nutanix, Inc., Class A(a)(b)	3,354	163,977
Okta, Inc.(a)	2,688	133,459
Pandora Media, Inc.(a)	7,911	53,320
Perficient, Inc.(a)	1,016	26,741
Q2 Holdings, Inc.(a)	1,100	65,065
QuinStreet, Inc.(a)	1,241	16,456
Quotient Technology, Inc.(a)(b)	2,789	41,138
Reis, Inc.	224	4,782
SendGrid, Inc.(a)	311	7,940
ShotSpotter, Inc.(a)(b)	218	9,302
Shutterstock, Inc.(a)	702	32,341
SPS Commerce, Inc.(a)	590	50,616
Stamps.com, Inc.(a)	543	141,723
TechTarget, Inc.(a)	559	15,887
Telaria, Inc.(a)	2,084	7,773
Trade Desk, Inc., Class A(a)(b)	984	82,971
TrueCar, Inc.(a)	2,993	33,282
Tucows, Inc., Class A(a)(b)	300	17,625
Twilio, Inc., Class A(a)	2,251	130,310
Twitter, Inc.(a)(b)	22,273	709,840
VeriSign, Inc.(a)	3,286	477,226
Veritone, Inc.(a)(b)	406	6,062
Web.com Group, Inc.(a)	1,255	31,563
XO Group, Inc.(a)	826	23,277
Yelp, Inc.(a)	2,518	92,864
Yext, Inc.(a)	2,501	52,871
Zillow Group, Inc., Class A(a)	1,771	99,831
Zillow Group, Inc., Class C(a)(b)	3,562	198,403

		43,230,703
IT Services — 4.3%
Accenture PLC, Class A	20,172	3,214,005
Acxiom Corp.(a)	2,507	101,634
Alliance Data Systems Corp.	1,535	345,191
Amdocs Ltd.	4,630	312,895
Automatic Data Processing, Inc.	13,865	1,871,636
Black Knight, Inc.(a)	4,449	229,791
Booz Allen Hamilton Holding Corp.	4,428	209,312
Broadridge Financial Solutions, Inc.	3,650	412,377
CACI International, Inc., Class A(a)	743	130,174
Cardtronics PLC, Class A(a)	1,364	34,536
Cass Information Systems, Inc.	362	24,381
Cognizant Technology Solutions Corp., Class A	18,409	1,500,333
Conduent, Inc.(a)	5,895	105,874
ConvergeOne Holdings, Inc.	964	9,158
Convergys Corp.	2,923	71,906
CoreLogic, Inc.(a)	2,575	125,402
CSG Systems International, Inc.	1,006	40,914
DXC Technology Co.	8,982	761,135
EPAM Systems, Inc.(a)	1,599	208,206
Euronet Worldwide, Inc.(a)	1,585	145,725
Everi Holdings, Inc.(a)	2,865	21,058
EVERTEC, Inc.	1,838	42,825
Exela Technologies, Inc.(a)	1,789	8,963
ExlService Holdings, Inc.(a)	1,086	64,769
Fidelity National Information Services, Inc.	10,373	1,069,767
First Data Corp., Class A(a)	15,150	352,389
Fiserv, Inc.(a)	12,983	979,957
FleetCor Technologies, Inc.(a)	2,804	608,468

88	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
IT Services (continued)
Forrester Research, Inc.	194	$8,972
Gartner, Inc.(a)	2,760	373,787
Genpact Ltd.	4,607	139,961
Global Payments, Inc.	4,994	562,175
Hackett Group, Inc.	467	8,420
International Business Machines Corp.	28,907	4,189,491
Jack Henry & Associates, Inc.	2,399	323,145
Leidos Holdings, Inc.	4,432	303,237
ManTech International Corp., Class A	914	54,703
Mastercard, Inc., Class A	28,893	5,720,814
MAXIMUS, Inc.	1,968	127,546
MoneyGram International, Inc.(a)	577	3,774
Paychex, Inc.	10,107	697,585
PayPal Holdings, Inc.(a)	37,381	3,070,475
Perspecta, Inc.	4,429	96,109
Presidio, Inc.(a)	1,277	17,827
Sabre Corp.	7,472	183,961
Science Applications International Corp.	1,289	108,753
ServiceSource International, Inc.(a)	904	3,164
Square, Inc., Class A(a)	8,991	581,268
Switch, Inc., Class A	1,472	19,165
Syntel, Inc.(a)	1,024	41,564
Teradata Corp.(a)	3,841	147,072
Total System Services, Inc.	5,636	515,919
Travelport Worldwide Ltd.	3,905	73,804
TTEC Holdings, Inc.	464	14,918
Unisys Corp.(a)	1,375	17,669
Virtusa Corp.(a)	919	48,551
Visa, Inc., Class A	56,321	7,701,334
Western Union Co.	15,024	302,884
WEX, Inc.(a)	1,295	245,817
Worldpay, Inc., Class A(a)	9,182	754,669

		39,461,314
Leisure Products — 0.1%
Brunswick Corp.	2,729	175,475
Callaway Golf Co.	3,112	59,875
Escalade, Inc.	1,205	16,147
Hasbro, Inc.	3,607	359,293
Johnson Outdoors, Inc., Class A	138	11,188
Malibu Boats, Inc., Class A(a)	690	25,937
Mattel, Inc.(a)(b)	10,792	171,269
MCBC Holdings, Inc.(a)	515	12,854
Nautilus, Inc.(a)	627	8,935
Polaris Industries, Inc.	1,864	196,503
Sturm Ruger & Co., Inc.	522	28,292
Vista Outdoor, Inc.(a)	1,584	25,724

		1,091,492
Life Sciences Tools & Services — 0.9%
Accelerate Diagnostics, Inc.(a)(b)	1,051	23,070
Agilent Technologies, Inc.	10,250	676,910
Bio-Rad Laboratories, Inc., Class A(a)	671	205,762
Bio-Techne Corp.	1,194	191,804
Bruker Corp.	3,344	108,346
Cambrex Corp.(a)	1,134	70,875
Charles River Laboratories International, Inc.(a)	1,534	190,676
Enzo Biochem, Inc.(a)	451	1,994
Fluidigm Corp.(a)	250	1,600
Harvard Bioscience, Inc.(a)	1,779	10,140
Illumina, Inc.(a)	4,623	1,499,516
IQVIA Holdings, Inc.(a)	5,165	629,820
Luminex Corp.	1,250	42,325
Medpace Holdings, Inc.(a)	395	24,241
Mettler-Toledo International, Inc.(a)	786	465,713

Security	Shares	Value
Life Sciences Tools & Services (continued)
NanoString Technologies, Inc.(a)	801	$9,396
NeoGenomics, Inc.(a)	1,680	23,520
Pacific Biosciences of California, Inc.(a)(b)	3,874	14,721
PerkinElmer, Inc.	3,562	282,039
PRA Health Sciences, Inc.(a)	1,595	167,698
QIAGEN NV(a)	7,018	253,490
Syneos Health, Inc.(a)	1,758	86,626
Thermo Fisher Scientific, Inc.	12,608	2,956,954
Waters Corp.(a)(b)	2,453	483,903

		8,421,139
Machinery — 1.9%
Actuant Corp., Class A	1,827	52,161
AGCO Corp.	2,020	127,300
Alamo Group, Inc.	335	31,155
Albany International Corp., Class A	939	62,115
Allison Transmission Holdings, Inc.	3,849	180,903
Altra Industrial Motion Corp.	896	39,334
American Railcar Industries, Inc.	85	3,873
Astec Industries, Inc.	811	39,844
Barnes Group, Inc.	1,671	113,377
Blue Bird Corp.(a)	429	9,674
Briggs & Stratton Corp.	1,230	21,759
Caterpillar, Inc.	18,248	2,624,062
Chart Industries, Inc.(a)	961	75,044
CIRCOR International, Inc.	528	23,417
Colfax Corp.(a)	2,948	95,220
Columbus McKinnon Corp.	771	31,734
Commercial Vehicle Group, Inc.(a)	1,214	8,510
Crane Co.	1,583	143,372
Cummins, Inc.	4,811	687,059
Deere & Co.	10,192	1,475,700
DMC Global, Inc.(b)	502	20,607
Donaldson Co., Inc.	3,991	190,371
Douglas Dynamics, Inc.	741	36,383
Dover Corp.	4,814	399,466
Energy Recovery, Inc.(a)(b)	703	5,687
EnPro Industries, Inc.	672	51,334
ESCO Technologies, Inc.	887	55,216
Federal Signal Corp.	2,030	48,213
Flowserve Corp.	4,154	184,147
Fortive Corp.	9,697	795,930
FreightCar America, Inc.	360	6,592
Gardner Denver Holdings, Inc.(a)	3,334	95,386
Gates Industrial Corp. PLC(a)	1,204	18,746
Gencor Industries, Inc.(a)	1,081	16,215
Global Brass & Copper Holdings, Inc.	688	22,670
Gorman-Rupp Co.	505	19,109
Graco, Inc.	5,203	240,066
Graham Corp.	286	7,616
Greenbrier Cos., Inc.	953	53,987
Harsco Corp.(a)	2,720	68,952
Hurco Cos., Inc.	172	7,620
Hyster-Yale Materials Handling, Inc.	411	27,027
IDEX Corp.	2,449	376,117
Illinois Tool Works, Inc.	10,576	1,515,858
Ingersoll-Rand PLC	7,774	765,817
ITT, Inc.	2,735	154,992
John Bean Technologies Corp.	952	105,291
Kadant, Inc.	395	38,157
Kennametal, Inc.	2,540	98,958
LB Foster Co., Class A(a)	354	8,691
Lincoln Electric Holdings, Inc.	1,932	181,492
Lindsay Corp.	327	30,784
Lydall, Inc.(a)	520	24,128

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Machinery (continued)
The Manitowoc Co., Inc.(a)	1,232	$32,636
Meritor, Inc.(a)	2,656	54,714
Middleby Corp.(a)(b)	1,714	175,651
Milacron Holdings Corp.(a)	2,282	47,580
Miller Industries, Inc.	363	9,456
Mueller Industries, Inc.	1,836	60,790
Mueller Water Products, Inc., Series A	4,678	57,773
Navistar International Corp.(a)	1,453	62,581
NN, Inc.	887	19,071
Nordson Corp.	1,789	239,923
Omega Flex, Inc.	130	11,996
Oshkosh Corp.	2,359	177,515
PACCAR, Inc.	10,699	703,138
Parker-Hannifin Corp.	4,133	698,684
Pentair PLC	5,078	226,733
Proto Labs, Inc.(a)	857	106,825
RBC Bearings, Inc.(a)	728	105,837
REV Group, Inc.	1,078	18,509
Rexnord Corp.(a)	3,487	105,447
Snap-on, Inc.	1,734	294,069
SPX Corp.(a)	1,439	53,387
SPX FLOW, Inc.(a)	1,390	66,053
Stanley Black & Decker, Inc.	4,823	720,894
Sun Hydraulics Corp.	838	43,626
Tennant Co.	643	52,308
Terex Corp.	2,288	100,947
Timken Co.	2,226	109,631
Titan International, Inc.	1,283	13,587
Toro Co.	3,196	192,367
TriMas Corp.(a)	1,521	45,022
Trinity Industries, Inc.	4,601	175,298
Twin Disc, Inc.(a)	353	9,252
Valmont Industries, Inc.	720	100,548
Wabash National Corp.	1,971	39,026
WABCO Holdings, Inc.(a)	1,678	210,891
Wabtec Corp.	2,681	295,768
Watts Water Technologies, Inc., Class A	811	69,381
Welbilt, Inc.(a)	3,957	90,220
Woodward, Inc.	1,707	142,039
Xylem, Inc.	5,643	432,028

		17,688,439
Marine — 0.0%
Costamare, Inc.	1,248	8,661
Eagle Bulk Shipping, Inc.(a)(b)	1,522	8,752
Kirby Corp.(a)	1,847	154,132
Matson, Inc.	1,263	45,468
Safe Bulkers, Inc.(a)	2,358	7,829
Scorpio Bulkers, Inc.	1,346	10,162

		235,004
Media — 2.2%
AMC Entertainment Holdings, Inc., Class A	1,535	25,020
AMC Networks, Inc., Class A(a)(b)	1,411	85,069
Cable One, Inc.	139	100,617
CBS Corp., Class B	10,377	546,557
Central European Media Enterprises Ltd., Class A(a)	2,333	9,040
Charter Communications, Inc., Class A(a)	5,624	1,712,958
Cinemark Holdings, Inc.	3,289	118,141
Clear Channel Outdoor Holdings, Inc., Class A	713	3,173
Comcast Corp., Class A	143,865	5,147,490
Daily Journal Corp.(a)(b)	28	6,574
Discovery, Inc., Class A(a)(b)	5,063	134,575
Discovery, Inc., Class C(a)	10,602	260,279
DISH Network Corp., Class A(a)(b)	7,076	223,319

Security	Shares	Value
Media (continued)
Emerald Expositions Events, Inc.	736	$14,205
Entercom Communications Corp., Class A	3,599	27,172
Entravision Communications Corp., Class A	1,689	8,192
Eros International PLC(a)(b)	1,249	16,799
EW Scripps Co., Class A	1,830	23,973
Gannett Co., Inc.	3,516	37,164
GCI Liberty, Inc., Class A(a)	3,227	155,251
Gray Television, Inc.(a)	2,495	38,548
IMAX Corp.(a)	1,950	43,095
Interpublic Group of Cos., Inc.	12,215	275,448
John Wiley & Sons, Inc., Class A	1,333	84,179
Liberty Broadband Corp., Class A(a)	910	72,199
Liberty Broadband Corp., Class C(a)	3,109	247,072
Liberty Latin America Ltd., Class A(a)	1,321	25,205
Liberty Latin America Ltd., Class C(a)(b)	3,518	68,108
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	2,716	128,032
Liberty Media Corp. — Liberty SiriusXM, Class C(a)	5,407	255,373
Liberty Media Corp. — Liberty Braves, Class A(a)	602	15,471
Liberty Media Corp. — Liberty Braves, Class C(a)(b)	944	24,327
Liberty Media Corp. — Liberty Formula One, Class A(a)(b)	581	19,469
Liberty Media Corp. — Liberty Formula One, Class C(a)	6,290	221,722
Lions Gate Entertainment Corp., Class A	1,567	37,373
Lions Gate Entertainment Corp., Class B	3,282	75,059
Live Nation Entertainment, Inc.(a)	4,379	215,797
LiveXLive Media, Inc.(a)(b)	943	4,508
Madison Square Garden Co., Class A(a)	577	180,128
MDC Partners, Inc., Class A(a)	2,553	13,020
Meredith Corp.	1,332	70,796
MSG Networks, Inc., Class A(a)	1,652	38,905
National CineMedia, Inc.	2,288	18,899
New Media Investment Group, Inc.	2,227	40,064
New York Times Co., Class A(b)	4,140	102,672
News Corp., Class A	10,427	157,135
News Corp., Class B	5,383	82,360
Nexstar Media Group, Inc., Class A	1,386	103,188
Omnicom Group, Inc.	7,087	487,798
Reading International, Inc., Class A(a)	655	10,349
Scholastic Corp.	975	40,716
Sinclair Broadcast Group, Inc., Class A	2,280	58,824
Sirius XM Holdings, Inc.(b)	41,054	288,199
TEGNA, Inc.	7,244	79,901
TiVo Corp.	3,425	41,614
Tribune Media Co., Class A	2,832	95,863
TRONC, Inc.(a)	502	7,851
Twenty-First Century Fox, Inc., Class A	32,098	1,444,410
Twenty-First Century Fox, Inc., Class B	16,044	712,674
Viacom, Inc., Class A	144	4,954
Viacom, Inc., Class B	11,318	328,788
Walt Disney Co.	46,886	5,324,374
WideOpenWest, Inc.(a)(b)	921	10,020
World Wrestling Entertainment, Inc., Class A(b)	1,382	109,330

		20,359,385
Metals & Mining — 0.5%
AK Steel Holding Corp.(a)(b)	10,476	48,504
Alcoa Corp.(a)	5,808	251,312
Allegheny Technologies, Inc.(a)	3,796	105,529
Carpenter Technology Corp.	1,574	86,208
Century Aluminum Co.(a)	1,825	23,378
Cleveland-Cliffs, Inc.(a)	9,868	106,476
Coeur Mining, Inc.(a)	5,267	36,869
Commercial Metals Co.	3,747	83,708
Compass Minerals International, Inc.	1,177	79,859
Ferroglobe PLC(c)	844	—
Freeport-McMoRan, Inc.	45,425	749,512

90	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Metals & Mining (continued)
Gold Resource Corp.	1,386	$9,078
Haynes International, Inc.	363	15,413
Hecla Mining Co.	12,391	39,651
Kaiser Aluminum Corp.	535	59,717
Materion Corp.	691	43,326
Newmont Mining Corp.	16,683	611,932
Nucor Corp.	9,945	665,619
Olympic Steel, Inc.	97	2,145
Reliance Steel & Aluminum Co.	2,148	193,750
Royal Gold, Inc.	2,059	174,212
Ryerson Holding Corp.(a)	148	1,709
Schnitzer Steel Industries, Inc., Class A	861	28,370
Southern Copper Corp.	2,486	122,709
Steel Dynamics, Inc.	7,088	333,774
SunCoke Energy, Inc.(a)	1,917	21,873
Tahoe Resources, Inc.	9,152	41,276
TimkenSteel Corp.(a)	1,376	19,126
U.S. Silica Holdings, Inc.	2,589	69,799
United States Steel Corp.	5,495	200,183
Universal Stainless & Alloy Products, Inc.(a)	371	11,097
Warrior Met Coal, Inc.	1,094	28,302
Worthington Industries, Inc.	1,445	67,655

		4,332,071
Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Colony Credit Real Estate, Inc.	2,250	47,835
Exantas Capital Corp.	848	8,896
Front Yard Residential Corp.	1,032	9,969
Granite Point Mortgage Trust, Inc.	1,154	21,926
KKR Real Estate Finance Trust, Inc.	471	9,759
TPG RE Finance Trust, Inc.	969	19,981
Two Harbors Investment Corp.	5,214	80,817

		199,183
Multi-Utilities — 0.8%
Ameren Corp.	7,491	464,891
Avista Corp.	2,052	103,790
Black Hills Corp.	1,806	108,306
CenterPoint Energy, Inc.	13,576	386,645
CMS Energy Corp.	8,694	420,268
Consolidated Edison, Inc.	9,573	755,597
Dominion Energy, Inc.	20,441	1,465,824
DTE Energy Co.	5,684	616,941
MDU Resources Group, Inc.	6,106	177,074
NiSource, Inc.	11,084	290,179
NorthWestern Corp.	1,529	90,716
Public Service Enterprise Group, Inc.	15,817	815,525
SCANA Corp.	4,463	178,475
Sempra Energy	8,303	959,744
Vectren Corp.	2,666	190,539
WEC Energy Group, Inc.	9,879	655,669

		7,680,183
Multiline Retail — 0.5%
Big Lots, Inc.	1,393	60,498
Burlington Stores, Inc.(a)	2,130	325,485
Dillard’s, Inc., Class A(b)	348	27,934
Dollar General Corp.	8,492	833,490
Dollar Tree, Inc.(a)	7,397	675,198
FirstCash, Inc.	1,467	119,120
JC Penney Co., Inc.(a)(b)	11,059	27,095
Kohl’s Corp.	5,218	385,454
Macy’s, Inc.	9,652	383,474
Nordstrom, Inc.	3,715	194,703
Ollie’s Bargain Outlet Holdings, Inc.(a)	1,524	105,918
Sears Holdings Corp.(a)(b)	57	105

Security	Shares	Value
Multiline Retail (continued)
Target Corp.	16,908	$1,364,137

		4,502,611
Oil & Gas Exploration & Production — 0.0%
Carrizo Oil & Gas, Inc.(a)	2,469	69,576

Oil, Gas & Consumable Fuels — 5.1%
Abraxas Petroleum Corp.(a)	5,435	14,131
Alta Mesa Resources, Inc.(a)	2,850	17,214
Anadarko Petroleum Corp.	16,232	1,187,371
Andeavor	4,440	666,266
Antero Resources Corp.(a)	7,542	154,913
Apache Corp.	12,060	554,760
Arch Coal, Inc., Class A	610	51,600
Ardmore Shipping Corp.(a)	591	3,989
Bonanza Creek Energy, Inc.(a)	672	24,998
Cabot Oil & Gas Corp.	13,984	328,624
California Resources Corp.(a)(b)	1,410	51,338
Callon Petroleum Co.(a)	6,970	74,997
Centennial Resource Development, Inc., Class A(a)(b)	5,750	103,270
Cheniere Energy, Inc.(a)	6,608	419,608
Chesapeake Energy Corp.(a)	28,388	133,991
Chevron Corp.	59,990	7,574,937
Cimarex Energy Co.	2,952	291,067
Clean Energy Fuels Corp.(a)	4,949	14,105
Cloud Peak Energy, Inc.(a)	2,415	6,303
CNX Resources Corp.(a)	6,831	111,209
Concho Resources, Inc.(a)	6,100	889,685
ConocoPhillips	36,897	2,662,856
CONSOL Energy, Inc.(a)	881	36,676
Continental Resources, Inc.(a)	2,786	177,942
CVR Energy, Inc.	512	20,116
Delek US Holdings, Inc.	2,654	141,511
Denbury Resources, Inc.(a)	13,644	61,534
Devon Energy Corp.	16,396	737,984
DHT Holdings, Inc.	3,294	14,000
Diamondback Energy, Inc.	3,105	409,705
Dorian LPG Ltd.(a)	265	2,253
Eclipse Resources Corp.(a)	580	934
Energen Corp.(a)	2,784	206,517
Energy XXI Gulf Coast, Inc.(a)	880	7,876
EOG Resources, Inc.	18,206	2,347,482
EP Energy Corp., Class A(a)	381	819
EQT Corp.	8,346	414,629
Evolution Petroleum Corp.	1,161	12,481
Extraction Oil & Gas, Inc.(a)(b)	3,544	53,585
Exxon Mobil Corp.	133,462	10,878,488
Frontline Ltd.(a)	2,286	11,681
GasLog Ltd.	1,281	21,585
Golar LNG Ltd.	2,888	75,117
Green Plains, Inc.	1,196	19,854
Gulfport Energy Corp.(a)	5,379	61,912
Halcon Resources Corp.(a)(b)	5,332	20,848
Hess Corp.	8,403	551,489
HighPoint Resources Corp.(a)	3,389	22,164
HollyFrontier Corp.	5,116	381,551
International Seaways, Inc.(a)	846	18,417
Jagged Peak Energy, Inc.(a)(b)	2,073	29,644
Kinder Morgan, Inc.	60,226	1,070,818
Kosmos Energy Ltd.(a)	8,237	62,436
Laredo Petroleum, Inc.(a)(b)	4,661	43,441
Lilis Energy, Inc.(a)	1,744	8,179
Marathon Oil Corp.	27,071	571,740
Marathon Petroleum Corp.	14,437	1,166,943
Matador Resources Co.(a)	3,193	106,966

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp.	5,287	$175,846
Murphy USA, Inc.(a)(b)	991	78,527
Newfield Exploration Co.(a)	6,417	184,296
Noble Energy, Inc.	15,178	547,774
Nordic American Tankers Ltd.	4,938	11,111
Northern Oil and Gas, Inc.(a)	3,185	11,848
Oasis Petroleum, Inc.(a)	8,289	101,292
Occidental Petroleum Corp.	24,117	2,024,140
ONEOK, Inc.	12,940	911,494
Overseas Shipholding Group, Inc., Class A(a)	2,632	9,475
Panhandle Oil and Gas, Inc., Class A	196	3,998
Par Pacific Holdings, Inc.(a)	783	13,710
Parsley Energy, Inc., Class A(a)	8,125	255,369
PBF Energy, Inc., Class A	3,519	164,337
PDC Energy, Inc.(a)	2,099	132,195
Peabody Energy Corp.	2,520	107,075
Penn Virginia Corp.(a)	390	32,963
Phillips 66	13,256	1,634,995
Pioneer Natural Resources Co.	5,348	1,012,216
QEP Resources, Inc.(a)	7,498	77,904
Range Resources Corp.(b)	6,720	103,690
Renewable Energy Group, Inc.(a)	1,207	20,579
Resolute Energy Corp.(a)	777	23,885
REX American Resources Corp.(a)	221	17,017
Ring Energy, Inc.(a)	2,128	26,302
SandRidge Energy, Inc.(a)	1,012	16,516
Scorpio Tankers, Inc.	9,053	19,464
SemGroup Corp., Class A	2,436	61,265
Ship Finance International Ltd.	2,530	36,812
SM Energy Co.	3,522	96,890
Southwestern Energy Co.(a)	18,650	95,861
SRC Energy, Inc.(a)	7,639	86,473
Talos Energy, Inc.(a)	673	24,995
Targa Resources Corp.	6,828	348,706
Teekay Corp.(b)	2,111	14,714
Teekay Tankers Ltd., Class A	1,294	1,227
Tellurian, Inc.(a)(b)	2,575	20,111
Ultra Petroleum Corp.(a)(b)	6,025	10,664
Uranium Energy Corp.(a)(b)	5,795	9,562
Valero Energy Corp.	13,557	1,604,471
W&T Offshore, Inc.(a)	2,856	19,821
Whiting Petroleum Corp.(a)	2,755	136,786
WildHorse Resource Development Corp.(a)(b)	912	20,000
Williams Cos., Inc.	26,264	781,354
World Fuel Services Corp.	2,005	55,799
WPX Energy, Inc.(a)	12,702	238,417
Zion Oil & Gas, Inc.(a)(b)	2,870	8,868

		46,497,363
Paper & Forest Products — 0.1%
Boise Cascade Co.	1,353	58,517
Clearwater Paper Corp.(a)	332	7,503
Domtar Corp.	2,070	99,815
KapStone Paper and Packaging Corp.	2,730	94,949
Louisiana-Pacific Corp.	4,579	123,267
Neenah, Inc.	540	47,412
PH Glatfelter Co.	1,299	21,265
Schweitzer-Mauduit International, Inc.	953	39,540
Verso Corp., Class A(a)	1,131	23,604

		515,872
Personal Products — 0.2%
Coty, Inc., Class A	14,735	197,596
Edgewell Personal Care Co.(a)	1,706	91,885
elf Beauty, Inc.(a)	1,016	14,671

Security	Shares	Value
Personal Products (continued)
Estee Lauder Cos., Inc., Class A	6,847	$923,934
Herbalife Nutrition Ltd.(a)(b)	3,639	187,882
Inter Parfums, Inc.	577	34,736
Medifast, Inc.	363	62,320
Natural Health Trends Corp.	98	2,339
Nature’s Sunshine Products, Inc.(a)	255	2,015
Nu Skin Enterprises, Inc., Class A	1,745	127,123
Revlon, Inc., Class A(a)(b)	260	4,056
USANA Health Sciences, Inc.(a)	429	56,735

		1,705,292
Pharmaceuticals — 4.0%
Achaogen, Inc.(a)(b)	1,117	7,953
Aclaris Therapeutics, Inc.(a)(b)	795	13,626
Aerie Pharmaceuticals, Inc.(a)	1,091	73,697
Akcea Therapeutics, Inc.(a)(b)	393	12,427
Akorn, Inc.(a)	3,178	58,857
Allergan PLC	10,683	1,966,633
Amneal Pharmaceuticals, Inc.(a)	2,714	52,027
Amphastar Pharmaceuticals, Inc.(a)	1,216	21,219
ANI Pharmaceuticals, Inc.(a)	309	20,688
Aratana Therapeutics, Inc.(a)	403	1,828
Assembly Biosciences, Inc.(a)	543	24,017
Bristol-Myers Squibb Co.	51,525	3,027,094
Catalent, Inc.(a)(b)	4,144	172,805
Clearside Biomedical, Inc.(a)	877	7,814
Collegium Pharmaceutical, Inc.(a)(b)	921	17,748
Corcept Therapeutics, Inc.(a)(b)	3,019	39,639
Corium International, Inc.(a)	973	7,210
Cymabay Therapeutics, Inc.(a)	1,820	20,366
Depomed, Inc.(a)	2,355	20,865
Dermira, Inc.(a)(b)	722	7,032
Dova Pharmaceuticals, Inc.(a)(b)	368	7,938
Durect Corp.(a)	2,947	4,332
Eli Lilly & Co.	30,352	2,999,081
Eloxx Pharmaceuticals, Inc.(a)	661	10,027
Endo International PLC(a)	6,635	82,539
Endocyte, Inc.(a)	2,024	31,008
Evolus, Inc.(a)(b)	275	5,407
Heska Corp.(a)	201	20,150
Horizon Pharma PLC(a)	5,454	96,154
Innovate Biopharmaceuticals, Inc.(a)(b)	895	4,672
Intersect ENT, Inc.(a)	830	26,850
Intra-Cellular Therapies, Inc.(a)	1,512	30,346
Jazz Pharmaceuticals PLC(a)	1,836	317,775
Johnson & Johnson	84,576	11,208,012
Lannett Co., Inc.(a)(b)	1,056	13,464
Mallinckrodt PLC(a)	2,563	60,102
Marinus Pharmaceuticals, Inc.(a)(b)	1,291	9,553
Medicines Co.(a)	2,056	81,685
Melinta Therapeutics, Inc.(a)	171	906
Merck & Co., Inc.	84,837	5,588,213
Mylan NV(a)	16,180	603,676
MyoKardia, Inc.(a)(b)	959	55,047
Nektar Therapeutics(a)	4,923	258,950
Neos Therapeutics, Inc.(a)	1,393	7,592
Odonate Therapeutics, Inc.(a)	353	6,979
Omeros Corp.(a)(b)	1,445	30,432
Optinose, Inc.(a)(b)	514	10,460
Pacira Pharmaceuticals, Inc.(a)	1,136	45,667
Paratek Pharmaceuticals, Inc.(a)(b)	915	9,242
Perrigo Co. PLC	4,044	325,623
Pfizer, Inc.	182,871	7,302,039
Phibro Animal Health Corp., Class A	619	29,650
Prestige Brands Holdings, Inc.(a)	1,713	61,205

92	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Pharmaceuticals (continued)
Reata Pharmaceuticals, Inc., Class A(a)	493	$34,564
Revance Therapeutics, Inc.(a)	1,026	29,497
Sienna Biopharmaceuticals, Inc.(a)	546	8,266
SIGA Technologies, Inc.(a)(b)	1,580	11,992
Supernus Pharmaceuticals, Inc.(a)	1,606	85,038
Teligent, Inc.(a)(b)	475	1,986
TherapeuticsMD, Inc.(a)(b)	4,721	24,644
Theravance Biopharma, Inc.(a)(b)	1,235	29,578
WaVe Life Sciences Ltd.(a)	476	19,230
Zoetis, Inc.	15,273	1,320,809
Zogenix, Inc.(a)(b)	1,112	63,106

		36,547,031
Producer Durables: Miscellaneous — 0.0%
PROS Holdings, Inc.(a)	878	32,609

Professional Services — 0.5%
ASGN, Inc.(a)	1,543	139,333
Barrett Business Services, Inc.	250	22,970
CBIZ, Inc.(a)	1,845	40,590
CoStar Group, Inc.(a)	1,119	465,336
CRA International, Inc.	196	10,608
Dun & Bradstreet Corp.	1,131	142,382
Equifax, Inc.	3,746	470,123
Exponent, Inc.	1,662	81,272
Franklin Covey Co.(a)	195	4,982
FTI Consulting, Inc.(a)	1,148	90,646
GP Strategies Corp.(a)	414	7,825
Heidrick & Struggles International, Inc.	563	23,027
Hill International, Inc.(a)	947	5,208
Huron Consulting Group, Inc.(a)	692	30,206
ICF International, Inc.	640	47,136
IHS Markit Ltd.(a)	12,242	649,193
Insperity, Inc.	1,172	111,457
Kelly Services, Inc., Class A	887	21,545
Kforce, Inc.	689	26,044
Korn/Ferry International	1,744	115,069
ManpowerGroup, Inc.	2,113	197,058
Mistras Group, Inc.(a)	335	7,048
Navigant Consulting, Inc.(a)	1,401	30,486
Nielsen Holdings PLC	11,264	265,380
Paylocity Holding Corp.(a)	956	55,448
Resources Connection, Inc.	605	9,619
Robert Half International, Inc.	3,803	288,115
TransUnion	5,806	420,354
TriNet Group, Inc.(a)	1,356	73,021
TrueBlue, Inc.(a)	1,432	38,736
Verisk Analytics, Inc.(a)	5,022	555,534
WageWorks, Inc.(a)(b)	1,240	65,472
Willdan Group, Inc.(a)	300	8,364

		4,519,587
Real Estate Management & Development — 0.1%
Alexander & Baldwin, Inc.	2,102	50,343
Altisource Portfolio Solutions SA(a)(b)	294	9,793
AV Homes, Inc.(a)	236	5,086
CareTrust REIT, Inc.	1,899	32,112
CBRE Group, Inc., Class A(a)	9,953	495,660
Consolidated-Tomoka Land Co.	88	5,765
Forestar Group, Inc.(a)	92	2,088
FRP Holdings, Inc.(a)	186	12,090
Howard Hughes Corp.(a)	1,228	166,455
Jones Lang LaSalle, Inc.	1,398	239,072
Kennedy-Wilson Holdings, Inc.	4,020	84,018
Newmark Group, Inc., Class A	614	8,559
RE/MAX Holdings, Inc., Class A	632	32,106

Security	Shares	Value
Real Estate Management & Development (continued)
Realogy Holdings Corp.	4,244	$92,816
Redfin Corp.(a)(b)	2,320	56,840
RMR Group, Inc., Class A	188	16,318
St. Joe Co.(a)(b)	1,480	26,122
Stratus Properties, Inc.(a)	132	4,066
Tejon Ranch Co.(a)	507	11,864
Trinity Place Holdings, Inc.(a)	384	2,469

		1,353,642
Road & Rail — 1.0%
AMERCO	214	80,695
ArcBest Corp.	886	41,243
Avis Budget Group, Inc.(a)	2,079	72,453
Covenant Transportation Group, Inc., Class A(a)	245	7,100
CSX Corp.	26,217	1,853,018
Daseke, Inc.(a)	1,090	9,472
Genesee & Wyoming, Inc., Class A(a)	1,948	167,528
Heartland Express, Inc.	1,276	24,486
Hertz Global Holdings, Inc.(a)	1,866	28,419
JB Hunt Transport Services, Inc.	2,750	329,725
Kansas City Southern	3,251	377,994
Knight-Swift Transportation Holdings, Inc.	3,988	129,809
Landstar System, Inc.	1,343	149,275
Marten Transport Ltd.	1,272	27,793
Norfolk Southern Corp.	8,902	1,504,438
Old Dominion Freight Line, Inc.	2,036	298,885
Ryder System, Inc.	1,731	135,537
Saia, Inc.(a)	851	64,123
Schneider National, Inc., Class B	1,409	36,831
Union Pacific Corp.	24,236	3,632,734
Universal Logistics Holdings, Inc.	345	11,558
USA Truck, Inc.(a)	408	8,903
Werner Enterprises, Inc.	1,616	60,196
YRC Worldwide, Inc.(a)(b)	617	6,010

		9,058,225
Semiconductors & Semiconductor Equipment — 3.8%
Acacia Communications, Inc.(a)	860	27,640
Adesto Technologies Corp.(a)	971	5,341
Advanced Energy Industries, Inc.(a)	1,282	78,510
Advanced Micro Devices, Inc.(a)(b)	28,546	523,248
Alpha & Omega Semiconductor Ltd.(a)(b)	229	3,059
Ambarella, Inc.(a)(b)	925	36,242
Amkor Technology, Inc.(a)	3,653	31,708
Analog Devices, Inc.	11,633	1,118,397
Applied Materials, Inc.	33,084	1,608,875
Aquantia Corp.(a)(b)	694	8,855
Axcelis Technologies, Inc.(a)	1,025	22,550
AXT, Inc.(a)	1,214	9,166
Broadcom, Inc.	13,569	3,009,197
Brooks Automation, Inc.	2,206	67,459
Cabot Microelectronics Corp.	817	98,408
CEVA, Inc.(a)	893	26,879
Cirrus Logic, Inc.(a)	1,979	85,612
Cohu, Inc.	889	22,385
Cree, Inc.(a)(b)	3,103	146,306
Cypress Semiconductor Corp.	11,347	202,090
Diodes, Inc.(a)	1,313	48,791
Entegris, Inc.	4,481	157,507
First Solar, Inc.(a)	2,637	138,047
FormFactor, Inc.(a)	2,501	32,388
Ichor Holdings Ltd.(a)(b)	969	20,349
Impinj, Inc.(a)(b)	724	15,428
Inphi Corp.(a)(b)	1,359	42,727
Integrated Device Technology, Inc.(a)	4,246	146,190

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Intel Corp.	146,968	$7,069,161
KLA-Tencor Corp.	4,897	575,006
Kopin Corp.(a)(b)	1,560	4,774
Lam Research Corp.	5,165	984,656
Lattice Semiconductor Corp.(a)	3,540	27,223
MACOM Technology Solutions Holdings, Inc.(a)(b)	1,230	25,621
Marvell Technology Group Ltd.	17,231	367,193
Maxim Integrated Products, Inc.	8,792	537,543
MaxLinear, Inc., Class A(a)(b)	2,106	36,455
Microchip Technology, Inc.(b)	7,241	676,527
Micron Technology, Inc.(a)	36,431	1,923,192
MKS Instruments, Inc.	1,726	162,762
Monolithic Power Systems, Inc.	1,239	164,391
Nanometrics, Inc.(a)	691	26,023
NeoPhotonics Corp.(a)	339	2,159
NVE Corp.	172	18,373
NVIDIA Corp.	18,328	4,487,794
NXP Semiconductors NV(a)	10,827	1,032,246
ON Semiconductor Corp.(a)(b)	13,150	289,957
PDF Solutions, Inc.(a)	466	4,893
Photronics, Inc.(a)	2,227	20,043
Power Integrations, Inc.	910	65,065
Qorvo, Inc.(a)(b)	3,969	324,505
QUALCOMM, Inc.	46,687	2,992,170
Rambus, Inc.(a)	3,047	37,661
Rudolph Technologies, Inc.(a)	953	27,256
Semtech Corp.(a)	2,063	97,889
Silicon Laboratories, Inc.(a)	1,338	127,445
Skyworks Solutions, Inc.	5,687	537,876
SMART Global Holdings, Inc.(a)(b)	304	9,281
SunPower Corp.(a)(b)	2,301	16,705
Teradyne, Inc.	5,957	257,640
Texas Instruments, Inc.	30,816	3,430,437
Ultra Clean Holdings, Inc.(a)	1,174	15,755
Veeco Instruments, Inc.(a)	1,822	26,692
Xcerra Corp.(a)	1,740	24,778
Xilinx, Inc.	8,044	579,731
Xperi Corp.	1,688	28,105

		34,768,337
Software — 5.9%
A10 Networks, Inc.(a)	1,111	7,510
ACI Worldwide, Inc.(a)	3,823	98,786
Activision Blizzard, Inc.	23,687	1,739,100
Adobe Systems, Inc.(a)	15,480	3,787,646
Allscripts Healthcare Solutions, Inc.(a)	5,814	71,163
Altair Engineering, Inc., Class A(a)	773	27,132
American Software, Inc., Class A	608	9,096
ANSYS, Inc.(a)	2,650	447,532
Aspen Technology, Inc.(a)	2,260	216,485
Asure Software, Inc.(a)	507	7,144
Atlassian Corp. PLC, Class A(a)	2,958	214,189
Autodesk, Inc.(a)	6,904	886,750
Avaya Holdings Corp.(a)	3,215	66,165
Blackbaud, Inc.	1,542	153,907
Blackline, Inc.(a)	978	41,761
Bottomline Technologies, Inc.(a)	1,351	72,819
CA, Inc.	9,764	431,666
Cadence Design Systems, Inc.(a)	8,714	384,200
Carbon Black, Inc.(a)	296	6,145
CDK Global, Inc.	4,122	257,419
Ceridian HCM Holding, Inc.(a)	725	23,751
Citrix Systems, Inc.(a)	4,286	471,331
CommVault Systems, Inc.(a)	1,262	81,904
Dell Technologies, Inc., Class V(a)	6,277	580,748

Security	Shares	Value
Software (continued)
Digimarc Corp.(a)	290	$8,729
Ebix, Inc.(b)	762	60,465
Electronic Arts, Inc.(a)	9,465	1,218,619
Ellie Mae, Inc.(a)(b)	1,086	107,753
ePlus, Inc.(a)	424	41,828
Everbridge, Inc.(a)(b)	836	37,603
Fair Isaac Corp.(a)	911	183,530
FireEye, Inc.(a)	5,877	91,270
ForeScout Technologies, Inc.(a)	903	30,666
Fortinet, Inc.(a)	4,367	274,728
Glu Mobile, Inc.(a)	3,454	18,410
Guidewire Software, Inc.(a)	2,511	216,448
HubSpot, Inc.(a)(b)	1,132	140,481
Imperva, Inc.(a)	1,117	51,661
Intuit, Inc.	7,667	1,565,908
Manhattan Associates, Inc.(a)	2,196	105,672
Microsoft Corp.	238,634	25,314,295
MicroStrategy, Inc., Class A(a)	315	40,997
Mitek Systems, Inc.(a)	1,307	11,044
MobileIron, Inc.(a)	2,756	12,953
Model N, Inc.(a)	760	14,174
Monotype Imaging Holdings, Inc.	1,644	33,949
Netscout Systems, Inc.(a)	2,705	72,494
Nuance Communications, Inc.(a)	9,343	137,996
OneSpan, Inc.(a)	969	15,795
Oracle Corp.	90,516	4,315,803
Park City Group, Inc.(a)(b)	251	2,071
Paycom Software, Inc.(a)(b)	1,599	169,894
Pegasystems, Inc.	1,263	70,223
Progress Software Corp.	1,381	50,807
Proofpoint, Inc.(a)	1,609	183,506
PTC, Inc.(a)	3,604	331,244
QAD, Inc., Class A	286	14,243
Qualys, Inc.(a)	1,049	91,368
Rapid7, Inc.(a)(b)	1,116	31,036
RealPage, Inc.(a)(b)	2,211	121,826
Red Hat, Inc.(a)	5,570	786,651
Rosetta Stone, Inc.(a)(b)	562	8,261
SailPoint Technologies Holding, Inc.(a)	1,182	28,474
salesforce.com, Inc.(a)	22,175	3,041,301
ServiceNow, Inc.(a)	5,538	974,466
Splunk, Inc.(a)	4,560	438,216
SS&C Technologies Holdings, Inc.	6,458	342,726
Symantec Corp.	19,635	397,020
Synopsys, Inc.(a)	4,642	415,134
Tableau Software, Inc., Class A(a)	2,132	219,745
Take-Two Interactive Software, Inc.(a)	3,576	404,160
TeleNav, Inc.(a)	760	4,104
Tyler Technologies, Inc.(a)	1,175	264,363
Ultimate Software Group, Inc.(a)	946	261,938
Upland Software, Inc.(a)	467	14,626
Varonis Systems, Inc.(a)	868	51,885
Verint Systems, Inc.(a)	2,154	96,715
VirnetX Holding Corp.(a)(b)	2,642	7,662
VMware, Inc., Class A(a)	2,154	311,447
Workday, Inc., Class A(a)	4,599	570,368
Workiva, Inc.(a)	959	24,215
Zendesk, Inc.(a)	3,194	173,977
Zix Corp.(a)	998	5,329
Zscaler, Inc.(a)(b)	416	14,689
Zynga, Inc., Class A(a)	24,908	94,401

		54,225,711
Specialty Retail — 2.2%
Aaron’s, Inc.	2,202	95,369

94	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Specialty Retail (continued)
Abercrombie & Fitch Co., Class A	2,163	$51,241
Advance Auto Parts, Inc.	2,233	315,367
America’s Car-Mart, Inc.(a)	281	17,984
American Eagle Outfitters, Inc.	5,054	127,260
Asbury Automotive Group, Inc.(a)	625	43,937
Ascena Retail Group, Inc.(a)(b)	4,289	15,784
AutoNation, Inc.(a)(b)	1,685	81,773
AutoZone, Inc.(a)	846	596,878
Barnes & Noble Education, Inc.(a)	774	4,350
Barnes & Noble, Inc.	2,427	14,805
Bed Bath & Beyond, Inc.	4,088	76,568
Best Buy Co., Inc.	7,631	572,554
Big 5 Sporting Goods Corp.	357	2,303
BMC Stock Holdings, Inc.(a)	2,008	44,176
Boot Barn Holdings, Inc.(a)	631	14,759
Buckle, Inc.(b)	884	21,260
Caleres, Inc.	1,279	42,834
CarMax, Inc.(a)	5,622	419,851
Carvana Co.(a)(b)	883	37,969
Cato Corp., Class A	507	12,624
Chico’s FAS, Inc.	3,622	31,511
Children’s Place, Inc.	492	60,467
Citi Trends, Inc.	277	7,870
Conn’s, Inc.(a)	641	21,730
Dick’s Sporting Goods, Inc.	2,462	84,053
DSW, Inc., Class A	2,120	58,173
Express, Inc.(a)	2,627	25,298
Five Below, Inc.(a)	1,678	163,034
Floor & Decor Holdings, Inc., Class A(a)(b)	1,190	56,822
Foot Locker, Inc.	3,685	179,865
Francesca’s Holdings Corp.(a)	821	6,683
GameStop Corp., Class A	3,539	50,997
Gap, Inc.	6,925	208,927
Genesco, Inc.(a)	625	25,437
GNC Holdings, Inc., Class A(a)	3,255	10,351
Group 1 Automotive, Inc.	663	46,403
Guess?, Inc.	1,837	41,626
Haverty Furniture Cos., Inc.	502	9,940
Hibbett Sports, Inc.(a)	427	9,800
Home Depot, Inc.	36,315	7,172,939
Hudson Ltd., Class A(a)	1,455	24,590
Kirkland’s, Inc.(a)	341	3,881
L Brands, Inc.	7,315	231,666
Lithia Motors, Inc., Class A	728	64,828
Lowe’s Cos., Inc.	26,027	2,585,522
Lumber Liquidators Holdings, Inc.(a)	1,004	19,417
MarineMax, Inc.(a)	449	8,419
Michaels Cos., Inc.(a)	3,572	72,905
Monro, Inc.	1,015	68,462
National Vision Holdings, Inc.(a)(b)	1,137	46,230
O’Reilly Automotive, Inc.(a)	2,534	775,404
Office Depot, Inc.	17,190	43,147
Party City Holdco, Inc.(a)	1,128	17,766
Penske Automotive Group, Inc.	1,122	58,568
Pier 1 Imports, Inc.	1,225	2,646
Rent-A-Center, Inc.	1,370	20,331
RH(a)(b)	582	79,071
Ross Stores, Inc.	11,682	1,021,357
Sally Beauty Holdings, Inc.(a)	3,488	57,517
Shoe Carnival, Inc.	372	11,670
Signet Jewelers Ltd.	1,788	103,239
Sleep Number Corp.(a)	1,074	30,598
Sonic Automotive, Inc., Class A	808	16,443
Sportsman’s Warehouse Holdings, Inc.(a)	414	2,107

Security	Shares	Value
Specialty Retail (continued)
Systemax, Inc.	366	$16,368
Tailored Brands, Inc.	1,674	33,748
Tiffany & Co.	3,889	534,971
Tile Shop Holdings, Inc.	1,702	14,127
Tilly’s, Inc., Class A	598	9,269
TJX Cos., Inc.	19,747	1,920,593
Tractor Supply Co.	3,857	301,000
Ulta Salon Cosmetics & Fragrance, Inc.(a)	1,806	441,368
Urban Outfitters, Inc.(a)	2,358	104,695
Williams-Sonoma, Inc.	2,637	154,238
Winmark Corp.	34	5,005
Zumiez, Inc.(a)	536	12,140

		19,794,878
Technology Hardware, Storage & Peripherals — 3.6%
3D Systems Corp.(a)(b)	3,444	41,914
Apple, Inc.	154,955	29,486,387
Avid Technology, Inc.(a)	592	3,321
Cray, Inc.(a)	1,260	31,437
Diebold Nixdorf, Inc.	2,781	31,564
Eastman Kodak Co.(a)(b)	340	1,071
Electronics for Imaging, Inc.(a)	1,455	49,645
Hewlett Packard Enterprise Co.	48,968	756,066
HP, Inc.	51,708	1,193,421
Immersion Corp.(a)	1,186	16,651
NCR Corp.(a)(b)	3,882	108,385
NetApp, Inc.	8,430	653,494
Pure Storage, Inc., Class A(a)(b)	5,144	111,419
Stratasys Ltd.(a)(b)	1,763	34,238
Super Micro Computer, Inc.(a)	1,201	26,542
Synaptics, Inc.(a)(b)	1,075	53,868
USA Technologies, Inc.(a)	1,580	21,251
Western Digital Corp.	9,433	661,725
Xerox Corp.	6,922	179,764

		33,462,163
Textiles, Apparel & Luxury Goods — 0.8%
Carter’s, Inc.	1,504	157,664
Columbia Sportswear Co.	906	78,804
Crocs, Inc.(a)	2,399	43,446
Culp, Inc.	170	4,216
Deckers Outdoor Corp.(a)	1,006	113,507
Fossil Group, Inc.(a)	1,424	37,309
G-III Apparel Group Ltd.(a)	1,377	62,929
Hanesbrands, Inc.	11,142	248,021
Lululemon Athletica, Inc.(a)	3,102	372,085
Michael Kors Holdings Ltd.(a)	4,482	299,084
Movado Group, Inc.	450	22,410
NIKE, Inc., Class B	39,503	3,038,176
Oxford Industries, Inc.	585	53,890
Perry Ellis International, Inc.(a)	255	7,150
PVH Corp.	2,415	370,751
Ralph Lauren Corp.	1,727	233,110
Rocky Brands, Inc.	309	7,988
Skechers U.S.A., Inc., Class A(a)	4,241	117,560
Steven Madden Ltd.	1,931	104,370
Tapestry, Inc.	9,052	426,530
Under Armour, Inc., Class A(a)	5,336	106,560
Under Armour, Inc., Class C(a)	6,394	119,824
Unifi, Inc.(a)	322	9,715
Vera Bradley, Inc.(a)	696	9,250
VF Corp.	10,169	936,260
Wolverine World Wide, Inc.	2,950	104,371

		7,084,980

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Thrifts & Mortgage Finance — 0.2%
Banc of California, Inc.	1,360	$27,200
BankFinancial Corp.	603	10,094
Beneficial Bancorp, Inc.	1,762	28,632
Berkshire Hills Bancorp, Inc.	1,243	50,466
BofI Holding, Inc.(a)	1,972	76,947
Brookline Bancorp, Inc.	2,260	41,132
Capitol Federal Financial, Inc.	5,823	76,107
Charter Financial Corp.	722	16,310
Columbia Financial, Inc.(a)(b)	1,426	23,943
Dime Community Bancshares, Inc.	995	17,114
Entegra Financial Corp.(a)	170	4,956
Essent Group Ltd.(a)	2,977	114,317
Federal Agricultural Mortgage Corp., Class C	263	24,798
First Defiance Financial Corp.	610	19,618
Flagstar Bancorp, Inc.(a)	908	30,917
Flushing Financial Corp.	756	18,960
Greene County Bancorp, Inc.	392	13,289
Hingham Institution for Savings	79	17,465
Home Bancorp, Inc.	190	8,662
HomeStreet, Inc.(a)	1,097	32,471
Impac Mortgage Holdings, Inc.(a)	232	2,046
Kearny Financial Corp.	3,052	43,796
Ladder Capital Corp.	2,619	41,878
LendingTree, Inc.(a)	256	61,133
Merchants Bancorp	405	9,927
Meridian Bancorp, Inc.	1,376	25,181
Meta Financial Group, Inc.	315	28,177
MGIC Investment Corp.(a)	11,798	147,239
New York Community Bancorp, Inc.	14,777	159,148
NMI Holdings, Inc., Class A(a)	2,174	45,437
Northfield Bancorp, Inc.	1,190	19,825
Northwest Bancshares, Inc.	2,604	46,924
OceanFirst Financial Corp.	1,828	53,323
Ocwen Financial Corp.(a)	3,735	14,865
Oritani Financial Corp.	1,043	16,688
PCSB Financial Corp.	450	8,856
Provident Bancorp, Inc.(a)	433	11,886
Provident Financial Services, Inc.	1,941	49,573
Radian Group, Inc.(b)	7,114	136,233
Southern Missouri Bancorp, Inc.	347	13,755
Territorial Bancorp, Inc.	536	16,348
TFS Financial Corp.	1,417	21,567
TrustCo Bank Corp. NY	1,531	13,932
United Community Financial Corp.	695	7,263
United Financial Bancorp, Inc.	1,299	22,745
Walker & Dunlop, Inc.	946	56,060
Washington Federal, Inc.	3,037	101,891
Waterstone Financial, Inc.	804	13,668
WSFS Financial Corp.	997	56,530

		1,899,292
Tobacco — 0.9%
22nd Century Group Inc.(a)	4,139	10,347
Altria Group, Inc.	59,532	3,493,338
Philip Morris International, Inc.	48,883	4,218,603
Turning Point Brands, Inc.	273	9,135
Universal Corp.	807	55,764
Vector Group Ltd.	3,694	68,154

		7,855,341
Trading Companies & Distributors — 0.3%
Air Lease Corp.	3,047	133,946
Aircastle Ltd.	1,676	34,744
Applied Industrial Technologies, Inc.	1,275	95,179
Beacon Roofing Supply, Inc.(a)	2,092	88,031

Security	Shares	Value
Trading Companies & Distributors (continued)
BlueLinx Holdings, Inc.(a)	266	$9,063
CAI International, Inc.(a)	573	13,156
DXP Enterprises, Inc.(a)	556	22,985
Fastenal Co.	9,042	514,761
Foundation Building Materials, Inc.(a)	572	8,288
GATX Corp.	1,166	96,008
GMS, Inc.(a)	1,078	28,287
H&E Equipment Services, Inc.	1,091	40,138
HD Supply Holdings, Inc.(a)	5,910	259,922
Herc Holdings, Inc.(a)	760	43,183
Kaman Corp.	920	60,922
Lawson Products, Inc.(a)	478	12,930
MRC Global, Inc.(a)	2,394	54,224
MSC Industrial Direct Co., Inc., Class A	1,398	118,313
Nexeo Solutions, Inc.(a)	966	8,771
NOW, Inc.(a)	3,477	51,981
Rush Enterprises, Inc., Class A(a)	823	37,109
Rush Enterprises, Inc., Class B(a)	266	11,967
SiteOne Landscape Supply, Inc.(a)(b)	1,243	110,826
Textainer Group Holdings Ltd.(a)	625	9,938
Titan Machinery, Inc.(a)	378	5,723
Triton International Ltd.	1,626	57,235
United Rentals, Inc.(a)	2,655	395,064
Univar, Inc.(a)	3,678	101,108
Veritiv Corp.(a)	406	15,550
W.W. Grainger, Inc.	1,430	495,581
Watsco, Inc.	980	169,060
WESCO International, Inc.(a)	1,485	90,585

		3,194,578
Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	2,573	116,840
Wesco Aircraft Holdings, Inc.(a)	1,784	21,319

		138,159
Water Utilities — 0.1%
American States Water Co.	1,117	67,154
American Water Works Co., Inc.	5,652	498,789
Aqua America, Inc.	5,536	204,500
Artesian Resources Corp., Class A	493	18,187
Cadiz, Inc.(a)(b)	459	6,150
California Water Service Group	1,529	62,842
Connecticut Water Service, Inc.	397	25,575
Consolidated Water Co. Ltd.	1,363	19,150
Evoqua Water Technologies Corp.(a)	2,386	50,917
Global Water Resources, Inc.	2,718	25,794
Middlesex Water Co.	482	21,348
SJW Group	522	33,763
York Water Co.	487	15,097

		1,049,266
Wireless Telecommunication Services — 0.1%
Boingo Wireless, Inc.(a)	1,078	24,913
NII Holdings, Inc.(a)	2,730	16,926
RingCentral, Inc., Class A(a)	2,152	158,710
Shenandoah Telecommunications Co.	1,455	48,015
Spok Holdings, Inc.	353	5,118
Sprint Corp.(a)	20,592	111,814
T-Mobile U.S., Inc.(a)	9,641	578,460
Telephone & Data Systems, Inc.	3,183	80,371
United States Cellular Corp.(a)	438	15,050

		1,039,377

Total Common Stocks — 99.1% (Cost — $730,893,534)		909,324,873

96	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Investment Companies — 0.3%
iShares Russell 3000 ETF(b)(f)	16,310	$2,724,259

Total Investment Companies — 0.3% (Cost — $2,558,702)		2,724,259

Rights — 0.0%

Biotechnology — 0.0%
Dyax Corp., CVR (Expires 12/31/19)(a)(c)	119	272

Total Rights — 0.0% (Cost — $132)		272

Total Long-Term Investments — 99.4% (Cost — $733,452,368)		912,049,404

Short-Term Securities — 2.6%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.18%(d)(e)(f)	19,141,690	19,147,433

Security	Shares	Value
Short-Term Securities (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.86%(d)(f)	4,830,428	$4,830,428

Total Short-Term Securities — 2.6% (Cost — $23,973,853)		23,977,861

Total Investments — 102.0% (Cost — $757,426,221)		936,027,265
Liabilities in Excess of Other Assets — (2.0)%		(18,297,045)

Net Assets — 100.0%		$917,730,220

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.

(f)

During the year ended July 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 07/31/17	Shares Purchased		Shares Sold		Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	18,115,168	1,026,522	(b)	—		19,141,690	$19,147,433	$130,007	(d)	$(3,200)	$4,008
BlackRock Cash Funds: Treasury, SL Agency Shares	6,694,543	—		(1,864,115	)(c)	4,830,428	4,830,428	96,499		—	—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	—		—		—	—	13		—	—
BlackRock, Inc.	3,336	847		(302)		3,881	1,951,212	37,485		8,018	204,292
PNC Financial Services Group, Inc.	12,965	3,409		(1,553)		14,821	2,146,525	44,045		(3,947)	163,602
PennyMac Mortgage Investment Trust	1,256	618		—		1,874	36,149	2,652		—	2,238
iShares Russell 3000 ETF	3,415	52,114		(39,219)		16,310	2,724,259	25,499		(16,197)	140,154

							$30,836,006	$336,200		$(15,326)	$514,294

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)	Represents net shares sold.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Russell 2000 E-Mini Index	9	09/21/18	$753	$1,078
S&P500 E-Mini Index	34	09/21/18	4,789	36,660

				$37,738

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (continued) July 31, 2018	iShares Total U.S. Stock Market Index Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$37,738	$—	$—	$—	$37,738

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,260,315	$—	$—	$—	$1,260,315

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$17,900	$—	$—	$—	$17,900

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,377,240

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$909,304,025	$20,848	$—	$909,324,873
Investment Companies	2,724,259	—	—	2,724,259
Rights(a)	—	—	272	272
Short-Term Securities	23,977,861	—	—	23,977,861

Total	$936,006,145	$20,848	$272	$936,027,265

Derivative Financial Instruments(b)
Assets:
Equity contracts	$37,738	$—	$—	$37,738

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

98	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2018

	iShares MSCI Asia ex Japan Index Fund	iShares MSCI Developed World Index Fund	iShares Russell Mid-Cap Index Fund	iShares Russell Small/Mid-Cap Index Fund	iShares Total U.S. Stock Market Index Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$103,986,512	$580,967,712	$772,170,655	$125,385,785	$905,191,259
Investments at value — affiliated(c)	11,716,186	6,306,176	35,018,636	13,600,817	30,836,006
Cash	—	—	—	53,014	69,028
Cash pledged for futures contracts	142,000	162,980	339,650	19,000	219,000
Foreign currency at value(d)	490,006	1,687,836	—	—	—
Receivables:
Dividends — unaffiliated	557,730	1,170,872	299,931	49,629	668,488
Variation margin on futures contracts	12,985	19,633	59,538	4,398	37,854
Securities lending income — affiliated	3,339	3,173	8,844	9,553	16,712
Dividends — affiliated	2,878	7,167	14,877	1,540	4,445
Capital shares sold	2,129	369,626	15,381,460	49,372	449,738
From the Manager	1,335	26,050	16,030	1,373	4,147
Investments sold	—	1,683	—	297,319	23,520
Investment adviser	—	—	—	9,844	34,961
Prepaid expenses	25,242	34,735	48,664	36,489	45,787

Total assets	116,940,342	590,757,643	823,358,285	139,518,133	937,600,945

LIABILITIES
Cash collateral on securities loaned at value	1,437,873	3,387,755	21,542,732	10,788,108	19,146,685
Collateral — futures contracts	—	—	—	—	7,061
Payables:
Capital shares redeemed	34,838	556,689	642,913	189,285	581,797
Investment advisory fees	15,787	27,263	12,303	—	—
Trustees’ and Officer’s fees	1,847	3,682	5,471	2,191	3,832
Board realignment and consolidation	1,335	26,050	16,030	1,373	4,147
Investments purchased	—	—	11,207,253	1,951,096	18,956
Distribution fees	—	—	42,352	5,407	15,358
Variation margin on futures contracts	—	8,024	—	—	—
Recoupment of past waived fees	—	246,777	134,012	—	—
Other accrued expenses	82,850	184,143	389,887	65,687	92,889

Total liabilities	1,574,530	4,440,383	33,992,953	13,003,147	19,870,725

NET ASSETS	$115,365,812	$586,317,260	$789,365,332	$126,514,986	$917,730,220

NET ASSETS CONSIST OF
Paid-in capital	$107,767,639	$427,008,476	$572,944,516	$103,241,668	$738,233,179
Undistributed net investment income	406,592	512,001	1,829,690	132,799	1,440,620
Undistributed net realized gain (accumulated net realized loss)	4,636,570	9,343,610	6,526,239	2,984,578	(582,361)
Net unrealized appreciation (depreciation)	2,555,011	149,453,173	208,064,887	20,155,941	178,638,782

NET ASSETS	$115,365,812	$586,317,260	$789,365,332	$126,514,986	$917,730,220

(a) Investments at cost — unaffiliated	$101,699,033	$432,120,626	$564,184,329	$105,262,790	$727,693,147
(b) Securities loaned at value	$1,348,750	$3,209,713	$21,131,285	$10,547,309	$18,665,047
(c) Investments at cost — affiliated	$11,524,274	$5,699,314	$34,961,280	$13,563,838	$29,733,074
(d) Foreign currency at cost	$491,235	$1,686,382	$—	$—	$—

See notes to financial statements.

FINANCIAL STATEMENTS	99

Statements of Assets and Liabilities  (continued)

July 31, 2018

	iShares MSCI Asia ex Japan Index Fund	iShares MSCI Developed World Index Fund	iShares Russell Mid-Cap Index Fund	iShares Russell Small/Mid-Cap Index Fund	iShares Total U.S. Stock Market Index Fund

NET ASSET VALUE

Institutional
Net assets	$100,405,395	$15,304,883	$174,839,888	$14,431,129	$83,121,151

Shares outstanding(e)	8,914,847	1,262,329	16,340,099	1,093,103	6,148,939

Net asset value	$11.26	$12.12	$10.70	$13.20	$13.52

Investor A
Net assets	$—	$—	$203,932,931	$25,072,501	$72,794,297

Shares outstanding(e)	—	—	19,134,209	1,901,872	5,390,901

Net asset value	$—	$—	$10.66	$13.18	$13.50

Class K
Net assets	$14,960,417	$571,012,377	$410,592,513	$87,011,356	$761,814,772

Shares outstanding(e)	1,328,041	47,023,965	38,304,499	6,590,970	56,356,605

Net asset value	$11.27	$12.14	$10.72	$13.20	$13.52

(e)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

100	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended July 31, 2018

	iShares MSCI Asia ex Japan Index Fund	iShares MSCI Developed World Index Fund	iShares Russell Mid-Cap Index Fund	iShares Russell Small/Mid-Cap Index Fund	iShares Total U.S. Stock Market Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$2,562,462	$20,507,416	$10,551,724	$1,376,724	$13,950,056
Dividends — affiliated	35,575	152,107	145,402	24,670	206,193
Securities lending income — affiliated — net	18,915	49,300	116,274	82,939	130,007
Other income — affiliated	1,455	1,410	11,465	1,001	2,897
Foreign taxes withheld	(262,671)	(993,579)	(1,665)	(452)	(636)

Total investment income	2,355,736	19,716,654	10,823,200	1,484,882	14,288,517

EXPENSES
Investment advisory	201,257	416,143	150,192	31,038	78,523
Service and distribution — class specific	—	—	535,715	58,019	175,140
Professional	107,241	88,520	123,843	83,587	100,999
Custodian	68,283	125,972	89,232	17,034	89,876
Registration	38,328	64,163	109,814	55,680	89,640
Printing	24,859	51,285	29,069	24,613	33,368
Trustees and Officer	11,122	25,604	17,835	11,872	25,206
Board realignment and consolidation	1,335	26,050	16,030	1,373	4,147
Transfer agent — class specific	3,306	132,124	144,162	14,291	62,626
Accounting services	814	814	814	814	814
Recoupment of past waived and/or reimbursed fees	—	237,573	35,057	—	—
Recoupment of past waived and/or reimbursed fees — class specific	—	54,254	98,956	—	—
Miscellaneous	39,139	68,029	23,476	12,776	21,247

Total expenses	495,684	1,290,531	1,374,195	311,097	681,586
Less:
Fees waived and/or reimbursed by the Manager	(138,024)	(35,913)	(111,719)	(166,308)	(208,080)
Transfer agent fees waived and/or reimbursed — class specific	(2,949)	(619)	(32,439)	(3,432)	(14,157)

Total expenses after fees waived and/or reimbursed	354,711	1,253,999	1,230,037	141,357	459,349

Net investment income	2,001,025	18,462,655	9,593,163	1,343,525	13,829,168

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	10,514,352	15,493,190	20,645,983	4,986,959	409,160
Investments — affiliated	201,826	97,374	515,868	27,612	(15,326)
Futures contracts	(28,875)	1,369,764	985,321	139,068	1,260,315
Foreign currency transactions	(24,547)	(312,785)	—	—	—

	10,662,756	16,647,543	22,147,172	5,153,639	1,654,149

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(9,928,937)	59,074,924	68,222,124	10,177,696	98,463,125
Investments — affiliated	17,562	213,844	9,196	22,716	514,294
Futures contracts	19,797	24,212	35,257	(2,684)	17,900
Foreign currency translations	(7,018)	(43,299)	—	—	—

	(9,898,596)	59,269,681	68,266,577	10,197,728	98,995,319

Net realized and unrealized gain	764,160	75,917,224	90,413,749	15,351,367	100,649,468

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,765,185	$94,379,879	$100,006,912	$16,694,892	$114,478,636

See notes to financial statements.

FINANCIAL STATEMENTS	101

Statements of Changes in Net Assets

	iShares MSCI Asia ex Japan Index Fund		iShares MSCI Developed World Index Fund
	Year Ended July 31,		Year Ended July 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,001,025	$1,412,374	$18,462,655	$10,544,034
Net realized gain	10,662,756	270,956	16,647,543	2,232,535
Net change in unrealized appreciation (depreciation)	(9,898,596)	13,636,898	59,269,681	64,823,289

Net increase in net assets resulting from operations	2,765,185	15,320,228	94,379,879	77,599,858

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(1,183,303)	(207,257)	(277,345)	(117,700)
Class K	(1,171,703)	(829,757)	(18,940,849)	(9,907,372)
From net realized gain:
Institutional	(98,341)	—	(28,861)	(5,166)
Class K	(89,818)	—	(2,582,209)	(695,764)

Decrease in net assets resulting from distributions to shareholders	(2,543,165)	(1,037,014)	(21,829,264)	(10,726,002)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	3,096,929	81,589,112	(178,290,952)	299,156,776

NET ASSETS
Total increase (decrease) in net assets	3,318,949	95,872,326	(105,740,337)	366,030,632
Beginning of year	112,046,863	16,174,537	692,057,597	326,026,965

End of year	$115,365,812	$112,046,863	$586,317,260	$692,057,597

Undistributed net investment income, end of year	$406,592	$456,478	$512,001	$989,266

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

102	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Russell Mid-Cap Index Fund		iShares Russell Small/Mid-Cap Index Fund
	Year Ended July 31,		Year Ended July 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,593,163	$39,720,703	$1,343,525	$957,995
Net realized gain (loss)	22,147,172	301,688,406	5,153,639	(438,285)
Net change in unrealized appreciation (depreciation)	68,266,577	(57,047,397)	10,197,728	8,442,213

Net increase in net assets resulting from operations	100,006,912	284,361,712	16,694,892	8,961,923

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(5,118,009)	(6,393,534)	(92,746)	(15,402)
Investor A	(3,301,454)	(535,554)	(250,638)	(174,593)
Class K	(4,170,675)	(33,121,457)	(1,023,629)	(705,013)
From net realized gain:
Institutional	(50,145,455)	(868,058)	(73,378)	(483)
Investor A	(34,718,317)	(45,796)	(297,057)	(18,557)
Class K	(36,816,061)	(7,124,451)	(1,016,022)	(70,921)

Decrease in net assets resulting from distributions to shareholders	(134,269,971)	(48,088,850)	(2,753,470)	(984,969)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	181,047,107	(1,965,794,271)	23,158,948	48,536,625

NET ASSETS
Total increase (decrease) in net assets	146,784,048	(1,729,521,409)	37,100,370	56,513,579
Beginning of year	642,581,284	2,372,102,693	89,414,616	32,901,037

End of year	$789,365,332	$642,581,284	$126,514,986	$89,414,616

Undistributed net investment income, end of year	$1,829,690	$3,802,730	$132,799	$95,113

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	103

Statements of Changes in Net Assets  (continued)

	iShares Total U.S. Stock Market Index Fund
	Year Ended July 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,829,168	$9,796,666
Net realized gain	1,654,149	1,650,784
Net change in unrealized appreciation (depreciation)	98,995,319	67,497,207

Net increase in net assets resulting from operations	114,478,636	78,944,657

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(857,580)	(230,720)
Investor A	(1,044,830)	(592,810)
Class K	(11,857,643)	(8,216,601)
From net realized gain:
Institutional	(145,342)	(4,494)
Investor A	(309,237)	(29,567)
Class K	(2,840,100)	(511,066)

Decrease in net assets resulting from distributions to shareholders	(17,054,732)	(9,585,258)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	132,437,820	316,828,319

NET ASSETS
Total increase in net assets	229,861,724	386,187,718
Beginning of year	687,868,496	301,680,778

End of year	$917,730,220	$687,868,496

Undistributed net investment income, end of year	$1,440,620	$1,053,744

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

104	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Asia ex Japan Index Fund
	Institutional
	Year Ended July 31,				Period from 06/09/15 (a) to 07/31/15
	2018		2017	2016
Net asset value, beginning of period	$11.23		$8.97	$9.27	$10.00

Net investment income(b)	0.37		0.20	0.18	0.08
Net realized and unrealized gain (loss)	0.06		2.19	(0.29)	(0.77)

Net increase from investment operations	0.43		2.39	(0.11)	(0.69)

Distributions(c)
From net investment income	(0.34)		(0.13)	(0.18)	(0.04)
From net realized gain	(0.06)		—	(0.01)	—

Total distributions	(0.40)		(0.13)	(0.19)	(0.04)

Net asset value, end of period	$11.26		$11.23	$8.97	$9.27

Total Return(d)
Based on net asset value	3.79	%(e)	26.80%	(1.14)%	(6.96	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.60%		0.83%	1.61%	3.80	%(h)(i)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.60%		0.82%	1.61%	3.80	%(h)

Total expenses after fees waived and/or reimbursed	0.43%		0.45%	0.47%	0.50	%(h)

Net investment income	3.18%		2.07%	2.09%	5.69	%(h)

Supplemental Data
Net assets, end of period (000)	$100,405		$18,404	$13,505	$13,962

Portfolio turnover rate	267%		1%	11%	0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,			Period from 06/09/15 (a) to 07/31/15
	2018	2017	2016
Investments in underlying funds	0.09%	0.01%	0.01%	—

(h)	Annualized.
(i)	Organization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.82%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	105

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Asia ex Japan Index Fund (continued)
	Class K
	Year Ended July 31,			Period from 11/30/15 (a) to 07/31/16
	2018		2017
Net asset value, beginning of period	$11.23		$8.97	$8.58

Net investment income(b)	0.20		0.26	0.16
Net realized and unrealized gain	0.24		2.13	0.38

Net increase (decrease) from investment operations	0.44		2.39	0.54

Distributions(c)
From net investment income	(0.34)		(0.13)	(0.14)
From net realized gain	(0.06)		—	(0.01)

Total distributions	(0.40)		(0.13)	(0.15)

Net asset value, end of period	$11.27		$11.23	$8.97

Total Return(d)
Based on net asset value	3.88	%(e)	26.81%	6.37	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.63%		0.74%	1.39	%(h)(i)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.63%		0.74%	1.39	%(h)

Total expenses after fees waived and paid indirectly	0.45%		0.45%	0.45	%(h)

Net investment income	1.70%		2.60%	2.81	%(h)

Supplemental Data
Net assets, end of period (000)	$14,960		$93,643	$2,669

Portfolio turnover rate	267%		1%	11%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,		Period from 11/30/15 (a) to 07/31/16
	2018	2017
Investments in underlying funds	0.09%	0.01%	0.01%

(h)	Annualized.
(i)	Offering costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.67%.

See notes to financial statements.

106	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Developed World Index Fund
	Institutional
	Year Ended July 31,					Period from 06/01/15 (a) to 07/31/15
	2018		2017	2016
Net asset value, beginning of period	$11.12		$9.75	$9.92		$10.00

Net investment income(b)	0.25		0.25	0.16		0.02
Net realized and unrealized gain (loss)	1.07		1.35	(0.14)		(0.09)

Net increase (decrease) from investment operations	1.32		1.60	0.02		(0.07)

Distributions(c)
From net investment income	(0.28)		(0.21)	(0.16)		(0.01)
From net realized gain	(0.04)		(0.02)	(0.03)		—

Total distributions	(0.32)		(0.23)	(0.19)		(0.01)

Net asset value, end of period	$12.12		$11.12	$9.75		$9.92

Total Return(d)
Based on net asset value	11.99	%(e)	16.59%	0.23%		(0.66	)%(f)

Ratios to Average Net Assets
Total expenses	0.21%		0.63%	0.41	%(h)	2.93	%(g)(i)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.15%		0.56%	0.41	%(h)	2.93	%(g)

Total expenses after fees waived and/or reimbursed	0.20%		0.20%	0.16	%(h)	0.20	%(g)

Net investment income	2.15%		2.35%	1.75	%(h)	1.32	%(g)

Supplemental Data
Net assets, end of period (000)	$15,305		$9,026	$2,765		$14,898

Portfolio turnover rate	34%		6%	10%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Organization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.84%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	107

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Developed World Index Fund (continued)
	Class K
	Year Ended July 31,			Period from 11/30/15 (a) to 07/31/16
	2018		2017
Net asset value, beginning of period	$11.13		$9.76	$9.60

Net investment income(b)	0.26		0.24	0.17
Net realized and unrealized gain	1.08		1.36	0.17

Net increase (decrease) from investment operations	1.34		1.60	0.34

Distributions(c)
From net investment income	(0.29)		(0.21)	(0.15)
From net realized gain	(0.04)		(0.02)	(0.03)

Total distributions	(0.33)		(0.23)	(0.18)

Net asset value, end of period	$12.14		$11.13	$9.76

Total Return(d)
Based on net asset value	12.12	%(e)	16.61%	3.52	%(f)

Ratios to Average Net Assets
Total expenses	0.15%		0.19%	0.28	%(g)(h)(i)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.12%		0.17%	0.28	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.15%		0.15%	0.14	%(g)(h)

Net investment income	2.22%		2.28%	2.69	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$571,012		$683,032	$323,262

Portfolio turnover rate	34%		6%	10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class K Shares would have been 0.29%.

See notes to financial statements.

108	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Index Fund
	Institutional
	Year Ended July 31,					Period from 05/13/15(a) to 07/31/15
	2018		2017	2016
Net asset value, beginning of period	$11.26		$10.22	$9.94		$10.00

Net investment income(b)	0.16		0.16	0.18		0.03
Net realized and unrealized gain (loss)	1.22		1.14	0.24		(0.07)

Net increase (decrease) from investment operations	1.38		1.30	0.42		(0.04)

Distributions(c)
From net investment income	(0.18)		(0.23)	(0.13)		(0.02)
From net realized gain	(1.76)		(0.03)	(0.01)		—

Total distributions	(1.94)		(0.26)	(0.14)		(0.02)

Net asset value, end of period	$10.70		$11.26	$10.22		$9.94

Total Return(d)
Based on net asset value	13.29	%(e)	12.91%	4.35%		(0.37	)%(f)

Ratios to Average Net Assets
Total expenses	0.13%		0.23%	0.13	%(g)	9.27	%(h)(i)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.09%		0.20%	0.13	%(g)	9.27	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.11%		0.12%	0.06	%(g)	0.12	%(i)

Net investment income	1.46%		1.52%	1.87	%(g)	1.38	%(i)

Supplemental Data
Net assets, end of period (000)	$174,840		$366,684	$191,337		$2,985

Portfolio turnover rate	75%		41%	24%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Organization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.78%.
(i)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	109

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Index Fund (continued)
	Investor A
	Year Ended July 31,			Period from 11/30/15(a) to 07/31/16
	2018		2017
Net asset value, beginning of period	$11.24		$10.20	$9.66

Net investment income(b)	0.12		0.13	0.07
Net realized and unrealized gain	1.22		1.16	0.60

Net increase (decrease) from investment operations	1.34		1.29	0.67

Distributions(c)
From net investment income	(0.16)		(0.22)	(0.12)
From net realized gain	(1.76)		(0.03)	(0.01)

Total distributions	(1.92)		(0.25)	(0.13)

Net asset value, end of period	$10.66		$11.24	$10.20

Total Return(d)
Based on net asset value	12.96	%(e)	12.78%	7.07	%(f)

Ratios to Average Net Assets
Total expenses	0.35%		0.34%	0.34	%(g)(h)(i)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.35%		0.34%	0.34	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.34%		0.33%	0.33	%(g)(h)

Net investment income	1.11%		1.17%	1.06	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$203,933		$46,135	$6,669

Portfolio turnover rate	75%		41%	24%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 0.34%.
(i)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

110	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Index Fund (continued)
	Class K
	Year Ended July 31,					Period from 05/13/15(a) to 07/31/15
	2018		2017	2016
Net asset value, beginning of period	$11.28		$10.23	$9.94		$10.00

Net investment income(b)	0.13		0.18	0.17		0.03
Net realized and unrealized gain (loss)	1.25		1.13	0.26		(0.07)

Net increase (decrease) from investment operations	1.38		1.31	0.43		(0.04)

Distributions(c)
From net investment income	(0.18)		(0.23)	(0.13)		(0.02)
From net realized gain	(1.76)		(0.03)	(0.01)		—

Total distributions	(1.94)		(0.26)	(0.14)		(0.02)

Net asset value, end of period	$10.72		$11.28	$10.23		$9.94

Total Return(d)
Based on net asset value	13.32	%(e)	13.02%	4.46%		(0.37	)%(f)

Ratios to Average Net Assets
Total expenses	0.09%		0.08%	0.09	%(g)	9.42	%(h)(i)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.08%		0.07%	0.09	%(g)	9.42	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.07%		0.06%	0.07	%(g)	0.08	%(i)

Net investment income	1.25%		1.67%	1.78	%(g)	1.21	%(i)

Supplemental Data
Net assets, end of period (000)	$410,593		$229,763	$2,174,096		$45

Portfolio turnover rate	75%		41%	24%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Organization and offering costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 12.82%.
(i)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	111

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Small/Mid-Cap Index Fund
	Institutional
	Year Ended July 31,				Period from 08/13/15(a) to 07/31/16
	2018		2017
Net asset value, beginning of period	$11.58		$10.22		$10.00

Net investment income(b)	0.15		0.15		0.14
Net realized and unrealized gain	1.82		1.38		0.19

Net increase (decrease) from investment operations	1.97		1.53		0.33

Distributions(c)
From net investment income	(0.17)		(0.15)		(0.11)
From net realized gain	(0.18)		(0.02)		(0.00	)(d)

Total distributions	(0.35)		(0.17)		(0.11)

Net asset value, end of period	$13.20		$11.58		$10.22

Total Return(e)
Based on net asset value	17.27	%(f)	15.02%		3.44	%(g)

Ratios to Average Net Assets
Total expenses	0.28%		0.74	%(h)	1.60	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.28%		0.74	%(h)	1.60	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.12%		0.11	%(h)	0.12	%(h)(i)

Net investment income	1.21%		1.31	%(h)	1.50	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$14,431		$3,939		$78

Portfolio turnover rate	54%		48%		17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Organization and offerings costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.63%.

See notes to financial statements.

112	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Small/Mid-Cap Index Fund (continued)
	Investor A
	Year Ended July 31,				Period from 08/13/15(a) to 07/31/16
	2018		2017
Net asset value, beginning of period	$11.56		$10.21		$10.00

Net investment income(b)	0.14		0.13		0.08
Net realized and unrealized gain	1.80		1.37		0.23

Net increase (decrease) from investment operations	1.94		1.50		0.31

Distributions(c)
From net investment income	(0.14)		(0.13)		(0.10)
From net realized gain	(0.18)		(0.02)		(0.00	)(d)

Total distributions	(0.32)		(0.15)		(0.10)

Net asset value, end of period	$13.18		$11.56		$10.21

Total Return(e)
Based on net asset value	17.03	%(f)	14.71%		3.24	%(g)

Ratios to Average Net Assets
Total expenses	0.51%		0.74	%(h)	1.17	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.51%		0.74	%(h)	1.17	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.35%		0.33	%(h)	0.35	%(h)(i)

Net investment income	1.10%		1.22	%(h)	0.79	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$25,073		$21,358		$5,713

Portfolio turnover rate	54%		48%		17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.18%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	113

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Small/Mid-Cap Index Fund (continued)
	Class K
	Year Ended July 31,				Period from 08/13/15 (a) to 07/31/16
	2018		2017
Net asset value, beginning of period	$11.58		$10.22		$10.00

Net investment income(b)	0.17		0.16		0.14
Net realized and unrealized gain	1.80		1.37		0.19

Net increase (decrease) from investment operations	1.97		1.53		0.33

Distributions(c)
From net investment income	(0.17)		(0.15)		(0.11)
From net realized gain	(0.18)		(0.02)		(0.00	)(d)

Total distributions	(0.35)		(0.17)		(0.11)

Net asset value, end of period	$13.20		$11.58		$10.22

Total Return(e)
Based on net asset value	17.32	%(f)	15.04%		3.48	%(g)

Ratios to Average Net Assets
Total expenses	0.23%		0.47	%(h)	1.34	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.23%		0.47	%(h)	1.34	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.07%		0.07	%(h)	0.08	%(h)(i)

Net investment income	1.37%		1.47	%(h)	1.57	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$87,011		$64,118		$27,109

Portfolio turnover rate	54%		48%		17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.37%.

See notes to financial statements.

114	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Total U.S. Stock Market Index Fund
	Institutional
	Year Ended July 31,				Period from 08/13/15 (a) to 07/31/16
	2018		2017
Net asset value, beginning of period	$11.89		$10.44		$10.00

Net investment income(b)	0.22		0.21		0.18
Net realized and unrealized gain	1.69		1.44		0.39

Net increase (decrease) from investment operations	1.91		1.65		0.57

Distributions(c)
From net investment income	(0.22)		(0.19)		(0.13)
From net realized gain	(0.06)		(0.01)		(0.00	)(d)

Total distributions	(0.28)		(0.20)		(0.13)

Net asset value, end of period	$13.52		$11.89		$10.44

Total Return(e)
Based on net asset value	16.21	%(f)	16.03	%(f)	5.75	%(g)

Ratios to Average Net Assets
Total expenses	0.11%		0.08%		0.77	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.11%		0.08%		0.77	%(h)(i)(j)

Total expenses after fees waived and paid indirectly	0.08%		0.05%		0.06	%(h)(i)

Net investment income	1.69%		1.87%		1.96	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$83,121		$27,221		$2,428

Portfolio turnover rate	14%		11%		4%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.79%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	115

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Total U.S. Stock Market Index Fund (continued)
	Investor A
	Year Ended July 31,				Period from 08/13/15 (a) to 07/31/16
	2018		2017
Net asset value, beginning of period	$11.88		$10.44		$10.00

Net investment income(b)	0.19		0.18		0.10
Net realized and unrealized gain	1.68		1.44		0.45

Net increase (decrease) from investment operations	1.87		1.62		0.55

Distributions(c)
From net investment income	(0.19)		(0.17)		(0.11)
From net realized gain	(0.06)		(0.01)		(0.00	)(d)

Total distributions	(0.25)		(0.18)		(0.11)

Net asset value, end of period	$13.50		$11.88		$10.44

Total Return(e)
Based on net asset value	15.87	%(f)	15.71	%(f)	5.57	%(g)

Ratios to Average Net Assets
Total expenses	0.34%		0.33%		0.44	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.34%		0.32%		0.44	%(h)(i)(j)

Total expenses after fees waived and paid indirectly	0.31%		0.29%		0.29	%(h)(i)

Net investment income	1.51%		1.63%		1.06	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$72,794		$61,048		$8,873

Portfolio turnover rate	14%		11%		4%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Excludes 0.01% of expenses incurred directly as a result of investments in underlying funds.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.44%.

See notes to financial statements.

116	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Total U.S. Stock Market Index Fund (continued)
	Class K
	Year Ended July 31,				Period from 08/13/15 (a) to 07/31/16
	2018		2017
Net asset value, beginning of period	$11.89		$10.44		$10.00

Net investment income(b)	0.23		0.22		0.17
Net realized and unrealized gain	1.69		1.44		0.40

Net increase (decrease) from investment operations	1.92		1.66		0.57

Distributions(c)
From net investment income	(0.23)		(0.20)		(0.13)
From net realized gain	(0.06)		(0.01)		(0.00	)(d)

Total distributions	(0.29)		(0.21)		(0.13)

Net asset value, end of period	$13.52		$11.89		$10.44

Total Return(e)
Based on net asset value	16.26	%(f)	16.05	%(h)	5.78	%(g)

Ratios to Average Net Assets
Total expenses	0.06%		0.06%		0.37	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.06%		0.06%		0.37	%(h)(i)(j)

Total expenses after fees waived and paid indirectly	0.03%		0.03%		0.03	%(h)(i)

Net investment income	1.79%		1.95%		1.71	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$761,815		$599,599		$290,381

Portfolio turnover rate	14%		11%		4%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Excludes 0.01% of expenses incurred directly as a result of investments in underlying funds.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.38%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	117

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. Each Fund is a series of the Trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
iShares MSCI Asia ex Japan Index Fund	Asia ex Japan Index	Diversified
iShares MSCI Developed World Index Fund	Developed World Index	Diversified
iShares Russell Mid-Cap Index Fund	Mid-Cap Index	Diversified
iShares Russell Small/Mid-Cap Index Fund	Small/Mid-Cap Index	Diversified
iShares Total U.S. Stock Market Index Fund	Total U.S. Stock Market Index	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Investor A and Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

See Note 8, Income Tax Information, for the tax character of each Fund’s distributions paid during the year.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

118	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

     Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	119

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Asia ex Japan Index
Citigroup Global Markets Inc.	$31,203	$(31,203)	$—
Credit Suisse Securities (USA) LLC	472,505	(472,505)
Jefferies LLC.	65,911	(65,911)	—
Morgan Stanley & Co. LLC	770,963	(770,963)	—
Wells Fargo Securities LLC	8,168	(8,143)	(25)

Total	$1,348,750	$(1,348,725)	$(25)

Developed World Index
Citigroup Global Markets Inc.	$488,300	$(488,300)	$—
Credit Suisse Securities (USA) LLC	418,603	(418,603)	—
ING Financial Markets LLC	425,902	(425,902)	—
Jefferies & Co.	76,070	(76,070)	—
Macquarie Bank Limited	143,842	(143,842)	—
Mizuho Securities USA Inc.	70,596	(70,596)	—
SG Americas Securities LLC.	933,408	(933,408)	—
State Street Bank & Trust Company	652,992	(652,992)	—

Total	$3,209,713	$(3,209,713)	$—

120	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Mid-Cap Index
Barclays Capital Inc.	$20,200	$(20,200)	$—
Citigroup Global Markets Inc.	4,378,302	(4,378,302)	—
Credit Suisse Securities (USA) LLC	1,968,692	(1,968,692)	—
ING Financial Markets LLC	158,118	(158,118)	—
Jefferies & Co	1,079,445	(1,079,445)	—
Merrill Lynch, Pierce, Fenner & Smith	959,875	(959,875)	—
Mizuho Securities USA Inc.	273,747	(273,747)	—
Morgan Stanley & Co. LLC	4,457,857	(4,457,857)	—
Nomura Securities International Inc.	785,653	(785,653)	—
SG Americas Securities LLC	1,792,770	(1,792,770)	—
State Street Bank & Trust Company	2,366,165	(2,366,165)	—
Wells Fargo Securities LLC	2,890,461	(2,890,461)	—

	$21,131,285	$(21,131,285)	$—

Small/Mid-Cap Index
Citigroup Global Markets Inc.	$1,661,155	$(1,661,155)	$—
Credit Suisse Securities (USA) LLC	1,328,398	(1,328,398)	—
Jefferies LLC.	715,903	(715,903)	—
JP Morgan Securities LLC	1,956,912	(1,956,912)	—
Merrill Lynch, Pierce, Fenner & Smith	1,037,282	(1,037,282)	—
Mizuho Securities USA Inc.	1,498	(1,498)	—
Morgan Stanley & Co. LLC.	1,893,443	(1,893,443)	—
National Financial Services LLC	140,534	(140,534)	—
Nomura Securities International Inc.	214,499	(214,499)	—
SG Americas Securities LLC.	775,249	(775,249)	—
State Street Bank & Trust Company	822,436	(822,436)	—

Total	$10,547,309	$(10,547,309)	$—

Total U.S. Stock Market Index
BNP Paribas Securities Corp.	$97,311	$(97,311)	$—
Citigroup Global Markets Inc.	1,743,912	(1,743,912)	—
Credit Suisse Securities (USA) LLC	1,954,701	(1,954,701)	—
Jefferies & Co.	1,077,318	(1,077,318)	—
JP Morgan Securities LLC	4,072,068	(4,072,068)	—
Merrill Lynch, Pierce, Fenner & Smith	1,889,220	(1,889,220)	—
Mizuho Securities USA Inc.	225	(225)	—
Morgan Stanley & Co. LLC	3,538,246	(3,538,246)	—
Nomura Securities International Inc.	12,711	(12,711)	—
Scotia Capital (USA) Inc.	415,358	(415,358)	—
SG Americas Securities LLC	1,171,985	(1,171,985)	—
State Street Bank & Trust Company	1,363,585	(1,363,585)	—
Wells Fargo Securities LLC	1,328,407	(1,328,407)	—

	$18,665,047	$(18,665,047)	$—

(a)

Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above. Cash collateral has been received in connection with securities lending agreements as follows:

Asia ex Japan Index	Developed World Index	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
$1,437,873	$3,387,755	$21,542,732	$10,788,108	$19,146,685

(b)

The market value of the loaned securities is determined as of July 31, 2018. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

NOTES TO FINANCIAL STATEMENTS	121

Notes to Financial Statements  (continued)

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

INVESTMENT ADVISORY: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, each Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

Investment Advisory Fees
Asia ex Japan Index	0.25%
Developed World Index	0.05
Mid-Cap Index	0.02
Small/Mid-Cap Index	0.03
Total U.S. Stock Market Index	0.01

With respect to each Fund, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of each Fund for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of each Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Investor A
Mid-Cap Index	0.25%
Small/Mid-Cap Index	0.25
Total U.S. Stock Market Index	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended July 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Investor A
Mid-Cap Index	$535,715
Small/Mid-Cap Index	58,019
Total U.S. Stock Market Index	175,140

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2018, the Funds did not pay any amounts to affiliates in return for these services.

122	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended July 31, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Class K	Total
Asia ex Japan Index	N/A	N/A	$429	$429
Developed World Index	N/A	N/A	9,440	9,440
Mid-Cap Index	$1,860	$2,048	12,576	16,484
Small/Mid-Cap Index	63	678	383	1,124
Total U.S. Stock Market Index	248	1,755	2,972	4,975

For the year ended July 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Class K	Total
Asia ex Japan Index	$24	N/A	$3,282	$3,306
Developed World Index	5,518	N/A	126,606	132,124
Mid-Cap Index	42,895	$56,589	44,678	144,162
Small/Mid-Cap Index	5,478	7,369	1,444	14,291
Total U.S. Stock Market Index	27,315	24,265	11,046	62,626

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, there amounts waived were as follows:

Amount Waived
Asia ex Japan Index	$884
Developed World Index	5,008
Mid-Cap Index	5,608
Small/Mid-Cap Index	728
Total U.S. Stock Market Index	5,135

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’ assets invested in affiliated equity and fixed-income mutual funds and exchange-traded funds that have a contractual management fee through November 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Amount Waived
Asia ex Japan Index	$9,602
Developed World Index	—
Mid-Cap Index	621
Small/Mid-Cap Index	164
Total U.S. Stock Market Index	161

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Funds business (“expense limitations”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Class K
Asia ex Japan Index	0.50%	N/A	0.45%
Developed World Index	0.20	N/A	0.15
Mid-Cap Index	0.12	0.37%	0.07
Small/Mid-Cap Index	0.12	0.37	0.07
Total U.S. Stock Market Index	0.08	0.33	0.03

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2018, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund.

NOTES TO FINANCIAL STATEMENTS	123

Notes to Financial Statements  (continued)

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager and transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations. For the year ended July 31, 2018, the amounts waived and/or reimbursed by the Manager were as follows:

Fees Waived and/or Reimbursed by the Manager
Asia ex Japan Index	$126,203
Developed World Index	4,855
Mid-Cap Index	89,460
Small/Mid-Cap Index	164,043
Total U.S. Stock Market Index	198,637

For the year ended July 31, 2018, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Investor A		Class K	Total
Asia ex Japan Index	$—		N/A	$2,949	$2,949
Developed World Index	339		N/A	280	619
Mid-Cap Index	7,857	$	1,045	23,537	32,439
Small/Mid-Cap Index	1,986		4	1,442	3,432
Total U.S. Stock Market Index	3,114		—	11,043	14,157

The Funds have begun to incur expenses in connection with a potential realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, the amount reimbursed was as follows:

Amounts Reimbursed
Asia ex Japan Index	$1,335
Developed World Index	26,050
Mid-Cap Index	16,030
Small/Mid-Cap Index	1,373
Total U.S. Stock Market Index	4,147

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended July 31, 2018, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Asia ex Japan Index	Developed World Index	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
Fund Level	$—	$237,573	$35,057	$—	$—
Institutional	—	2,553	98,834	—	—
Investor A	N/A	N/A	122	—	—
Class K	—	51,701	—	—	—

124	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

On July 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2019	2020
Asia ex Japan Index
Fund Level	$177,019	$126,203
Institutional	—	—
Class K	419	2,949
Developed World Index
Fund Level	—	4,855
Institutional	24,127	339
Class K	124,050	280
Mid-Cap Index
Fund Level	98,805	89,460
Institutional	281,289	7,857
Investor A	—	1,045
Class K	316,356	23,537
Small/Mid-Cap Index
Fund Level	270,443	164,043
Institutional	152	1,986
Investor A	—	4
Class K	520	1,442
Total U.S. Stock Market Index
Fund Level	166,089	198,637
Institutional	—	3,114
Investor A	—	—
Class K	1,180	11,043

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on July 31, 2018:

Expiring July 31,
2018
Asia ex Japan Index
Fund Level	$162,934
Institutional	—
Class K	23
Developed World Index
Fund Level	—
Institutional	5,306
Class K	—
Mid-Cap Index
Fund Level	—
Institutional	182,942
Investor A	—
Class K	—
Small/Mid-Cap Index
Fund Level	205,994
Institutional	21
Investor A	—
Class K	1,052
Total U.S. Stock Market Index
Fund Level	192,636
Institutional	—
Investor A	—
Class K	1,037

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

NOTES TO FINANCIAL STATEMENTS	125

Notes to Financial Statements  (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each of Mid-Cap Index, Small/Mid-Cap Index and Total U.S. Stock Market Index retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses. Pursuant to a securities lending agreement, each of Asia ex Japan Index and Developed World Index retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income as follows: each of Mid-Cap Index, Small/Mid-Cap Index and Total U.S. Stock Market Index retains 75% of securities lending income, retains 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each of Asia ex Japan Index and Developed World Index retains 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended July 31, 2018, each Fund paid BTC the following amounts for securities lending agent services:

	Asia ex Japan Index	Developed World Index	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
BTC	$4,099	$10,922	$43,192	$31,093	$49,005

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Funds are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended July 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Developed World Index	$21,200,268	$1,045,171	$(161,327)
Mid-Cap Index	33,573,058	15,223,470	652,347
Small/Mid-Cap Index	1,962,920	2,187,927	759,344
Total U.S. Stock Market Index	10,090,487	6,096,754	(498,715)

During the year ended July 31, 2018, the Funds received reimbursements from an affiliate, which is included in other income — affiliated in the Statements of Operations, related to an operating error, as follows:

Asia ex Japan Index	Developed World Index	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
$1,455	$1,410	$11,465	$1,001	$2,897

7.	PURCHASES AND SALES

For the year ended July 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	Asia ex Japan Index	Developed World Index	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
Purchases	$224,940,725	$273,349,125	$579,539,397	$92,273,459	$245,294,942
Sales	223,539,332	443,768,603	582,637,991	59,948,195	109,598,612

126	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Asia ex Japan Index’s, Developed World Index’s and Mid-Cap Index’s U.S. federal tax returns generally remains open for the three years ended July 31, 2018 and the period ended July 31, 2015. The statute of limitations on Small/Mid-Cap Index’s and Total U.S. Stock Market Index’s U.S. federal tax returns generally remains open for the two years ended July 31, 2018 and the period ended July 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the foreign currency transactions, the sale of stock of passive foreign investment companies, non-deductible expenses, the use of equalization and the characterization of corporate were reclassified to the following accounts:

	Asia ex Japan Index	Developed World Index	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
Paid-in Capital	$5,540,484	$4,545,643	$(1,645,697)	$204,975	$—
Undistributed net investment income	304,095	278,274	1,023,935	61,174	317,761
Undistributed net realized gain (accumulated net realized loss)	(5,844,579)	(4,823,917)	621,762	(266,149)	(317,761)
The tax character of distributions paid was as follows:

		Asia ex Japan Index (a)	Developed World Index (a)	Mid-Cap Index (a)	Small/Mid-Cap Index (a)	Total U.S. Stock Market Index
Ordinary Income	7/31/18	$5,508,058	$22,340,626	$45,733,078	$2,255,415	$16,022,529
	7/31/17	1,037,014	10,025,072	43,643,215	931,005	9,228,461
Long-term capital gains	7/31/18	2,575,591	4,034,281	91,684,881	703,030	1,032,203
	7/31/17	—	700,930	187,115,534	53,964	356,797

Total	7/31/18	$8,083,649	$26,374,907	$137,417,959	$2,958,445	$17,054,732

	7/31/17	$1,037,014	$10,726,002	$230,758,749	$984,969	$9,585,258

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of July 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

	Asia ex Japan Index	Developed World Index	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
Undistributed net investment income	$3,235,453	$7,365,685	$11,128,835	$957,407	$2,970,250
Undistributed long-term capital gains	2,184,887	6,827,784	7,647,061	3,732,979	1,166,725
Net unrealized gains(b)	2,177,833	145,115,315	197,644,920	18,582,932	175,360,066

Total	$7,598,173	$159,308,784	$216,420,816	$23,273,318	$179,497,041

(b)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the characterization of corporate actions.

As of July 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Asia ex Japan Index	Developed World Index	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
Tax cost	$113,523,127	$442,151,696	$609,544,371	$120,403,670	$760,667,199

Gross unrealized appreciation	$6,212,032	$155,724,523	$217,767,955	$24,150,432	$200,061,387
Gross unrealized depreciation	(4,032,461)	(10,604,032)	(20,123,035)	(5,567,500)	(24,701,321)

Net unrealized appreciation	$2,179,571	$145,120,491	$197,644,920	$18,582,932	$175,360,066

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its investors, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

NOTES TO FINANCIAL STATEMENTS	127

Notes to Financial Statements  (continued)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Asia ex Japan invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

128	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/18		Year Ended 07/31/17
Asia ex Japan Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	7,332,225	$87,591,628	155,120	$1,505,654
Shares issued in reinvestment of distributions	61,269	677,780	987	10,824
Shares redeemed	(117,202)	(1,331,061)	(23,079)	(235,818)

Net increase	7,276,292	$86,938,347	133,028	$1,280,660

Class K
Shares sold	190,837	$2,267,125	8,265,108	$82,633,003
Shares issued in reinvestment of distributions	105,733	1,230,662	74,859	791,859
Shares redeemed	(7,303,879)	(87,339,205)	(302,079)	(3,116,410)

Net increase (decrease)	(7,007,309)	$(83,841,418)	8,037,888	$80,308,452

Total Net Increase	268,983	$3,096,929	8,170,916	$81,589,112

	Year Ended 07/31/18		Year Ended 07/31/17
Developed World Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	573,624	$6,756,109	536,027	$5,471,632
Shares issued in reinvestment of distributions	9,985	118,615	1,801	19,026
Shares redeemed	(133,301)	(1,584,752)	(9,383)	(100,211)

Net increase	450,308	$5,289,972	528,445	$5,390,447

Class K
Shares sold	30,594,471	$359,176,007	37,315,497	$386,117,689
Shares issued in reinvestment of distributions	1,610,678	19,051,093	284,881	3,010,808
Shares redeemed	(46,540,319)	(561,808,024)	(9,355,834)	(95,362,168)

Net increase (decrease)	(14,335,170)	$(183,580,924)	28,244,544	$293,766,329

Total Net Increase (Decrease)	(13,884,862)	$(178,290,952)	28,772,989	$299,156,776

	Year Ended 07/31/18		Year Ended 07/31/17
Mid-Cap Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	7,161,407	$77,913,891	16,194,411	$172,346,997
Shares issued in reinvestment of distributions	5,418,996	55,259,354	673,410	7,260,019
Shares redeemed	(28,801,520)	(304,047,467)	(3,023,258)	(33,233,383)

Net increase (decrease)	(16,221,117)	$(170,874,222)	13,844,563	$146,373,633

Investor A
Shares sold and automatic conversion of shares	23,669,130	$258,611,521	3,923,344	$42,266,127
Shares issued in reinvestment of distributions	3,741,405	38,000,120	53,143	578,472
Shares redeemed	(12,382,408)	(132,412,248)	(523,934)	(5,661,332)

Net increase	15,028,127	$164,199,393	3,452,553	$37,183,267

Class K
Shares sold	25,948,408	$270,997,956	78,566,114	$839,661,565
Shares issued in reinvestment of distributions	3,642,951	40,513,305	3,485,501	36,457,149
Shares redeemed	(11,657,254)	(123,789,325)	(274,143,363)	(3,025,469,885)

Net increase (decrease)	17,934,105	$187,721,936	(192,091,748)	$(2,149,351,171)

Total Net Increase (Decrease)	16,741,115	$181,047,107	(174,794,632)	$(1,965,794,271)

NOTES TO FINANCIAL STATEMENTS	129

Notes to Financial Statements  (continued)

Mid-Cap Index	Shares	Amount	Shares	Amount
	Year Ended 07/31/18		Year Ended 07/31/17
Small/Mid-Cap Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	831,691	$10,422,020	510,312	$5,654,700
Shares issued in reinvestment of distributions	13,389	166,124	1,364	15,627
Shares redeemed	(92,215)	(1,165,344)	(179,103)	(1,981,917)

Net increase	752,865	$9,422,800	332,573	$3,688,410

Investor A
Shares sold and automatic conversion of shares	1,001,994	$12,430,529	1,588,366	$17,166,190
Shares issued in reinvestment of distributions	44,634	547,457	17,569	192,915
Shares redeemed	(992,017)	(12,428,000)	(318,010)	(3,575,899)

Net increase	54,611	$549,986	1,287,925	$13,783,206

Class K
Shares sold	2,060,196	$25,760,053	5,154,110	$56,733,420
Shares issued in reinvestment of distributions	165,732	2,039,651	58,146	645,106
Shares redeemed	(1,173,688)	(14,613,542)	(2,325,355)	(26,313,517)

Net increase	1,052,240	$13,186,162	2,886,901	$31,065,009

Total Net Increase	1,859,716	$23,158,948	4,507,399	$48,536,625

	Year Ended 07/31/18		Year Ended 07/31/17
Total U.S. Stock Market Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,129,844	$65,467,930	2,171,702	$24,249,417
Shares issued in reinvestment of distributions	77,763	1,001,608	20,437	234,766
Shares redeemed	(1,347,705)	(17,830,346)	(135,635)	(1,549,698)

Net increase	3,859,902	$48,639,192	2,056,504	$22,934,485

Investor A
Shares sold and automatic conversion of shares	2,135,469	$27,201,390	4,862,720	$53,536,323
Shares issued in reinvestment of distributions	105,413	1,343,749	54,627	615,248
Shares redeemed	(1,989,042)	(25,509,938)	(628,429)	(7,109,372)

Net increase	251,840	$3,035,201	4,288,918	$47,042,199

Class K
Shares sold	19,469,425	$248,273,030	29,435,833	$322,986,810
Shares issued in reinvestment of distributions	1,134,631	14,499,882	780,521	8,719,013
Shares redeemed	(14,669,275)	(182,009,485)	(7,603,203)	(84,854,188)

Net increase	5,934,781	$80,763,427	22,613,151	$246,851,635

Total Net Increase	10,046,523	$132,437,820	28,958,573	$316,828,319

As of July 31, 2018, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

	Institutional	Investor A	Class K
Asia ex Japan Index	1,505,527	N/A	11,739
Developed World Index	12,595	N/A	—
Mid-Cap Index	—	10,414	—

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

130	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of

iShares MSCI Asia ex Japan Index Fund, iShares MSCI Developed World Index Fund, iShares Russell Mid-Cap Index Fund, iShares Russell Small/Mid-Cap Index Fund and iShares Total U.S. Stock Market Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Asia ex Japan Index Fund, iShares MSCI Developed World Index Fund, iShares Russell Mid-Cap Index Fund, iShares Russell Small/Mid-Cap Index Fund and iShares Total U.S. Stock Market Index Fund (five of the funds constituting BlackRock Funds, hereafter collectively referred to as the “Funds”) as of July 31, 2018, the related statements of operations for the year ended July 31, 2018, the statements of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 27, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	131

Important Tax Information  (unaudited)

During the fiscal year ended July 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Date	iShares MSCI Asia ex Japan		iShares MSCI Developed World Index	iShares Russell Mid-Cap Index	iShares Russell Small/ Mid-Cap Index	iShares Total U.S. Stock Market Index
Qualified Dividend Income for Individuals(a)	10/13/17	37.52	%(b)	88.80%	44.66%	41.83%	77.69%
	12/05/17	—		—	31.12	—	—
	12/18/17	22.81	(b)	84.14	—	44.37	77.61
	04/12/18	23.56	(b)	72.42	38.94	22.39	79.44
	07/20/18	23.56	(b)	72.42	38.94	22.39	79.44
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	Quarterly	—		30.63	42.65	30.02	75.85
Foreign Source Income	Quarterly	26.31	(b)	—	—	—	—
Foreign Taxes Paid Per Share(c)	10/13/17	$0.016579		$—	$—	$—	$—
	12/18/17	0.009061		—	—	—	—
	04/12/18	0.002211		—	—	—	—
	07/20/18	0.012318		—	—	—	—
Qualified Short-Term Capital Gains for Non-U.S. Residents(d)	12/05/17	—%		—%	89.97%	—%	—%
	12/18/17	11.65		17.74	—	66.94	40.67
20% Long-Term Capital Gains Paid Per Share	12/05/17	$—		$—	$1.303427	$—	$—
	12/18/17	0.041634		0.022605	—	0.071476	0.017682

(a)	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
(b)	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
(c)

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(d)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

132	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of iShares MSCI Asia ex Japan Index Fund (“Asia ex Japan Index Fund”), iShares MSCI Developed World Index Fund (“Developed World Index Fund”), iShares Russell Mid-Cap Index Fund (“Mid-Cap Index Fund”), iShares Russell Small/Mid-Cap Index Fund (“Small/Mid-Cap Index Fund”) and iShares Total U.S. Stock Market Index Fund (“Total U.S. Stock Market Index Fund,” and together with Asia ex Japan Index Fund, Developed World Index Fund, Mid-Cap Index Fund and Small/Mid-Cap Index Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to each of the Funds (the “Sub-Advisory Agreement”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. The Board’s consideration of the Agreements is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of Fund service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	133

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the past two one-year periods reported, the net performance of each of Asia ex Japan Index Fund and Mid-Cap Index Fund was within the tolerance range of the pertinent Fund’s benchmark for one of the two periods. The Board and BlackRock reviewed the out of tolerance performance of these Funds over the applicable periods. The Board was informed that, among other things, each Fund underperformed its benchmark and breached its lower tolerance, primarily driven by negative performance stemming from the impact of post-notified flows. Post-notified activity is a source of performance variation, relative to the benchmark, because the flow information is received after the close of the effective date of the activity, introducing either a drag or boost to performance.

The Board noted that for the past two one-year periods reported, the net performance of each of Small/Mid-Cap Index Fund and Total U.S. Stock Market Index Fund was within the tolerance range of its benchmark for one of the two periods, which was the most recent one-year period.

The Board noted that for the past two one-year periods reported, Developed World Index Fund’s net performance was out of the tolerance range of its benchmark for each of the periods. The Board and BlackRock reviewed the Fund’s out of tolerance performance over the applicable periods. The Board was informed that, among other things, the Fund outperformed its benchmark and breached its upper tolerance, which was primarily driven by positive performance stemming from U.S. tax advantages. The Fund is a U.S. fund that is not taxed on U.S. dividends, while the Fund’s benchmark index is taxed on dividends from all countries.

134	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for each Fund.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each respective Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the contractual management fee rate of each of Asia ex Japan Index Fund and Small/Mid-Cap Index Fund ranked in the first quartile, and that the actual management fee rate and total expense ratio of each of these Funds each ranked in the first quartile, relative to the relevant Fund’s Expense Peers.

The Board noted that the contractual management fee rate of each of Mid-Cap Index Fund and Total U.S. Stock Market Index Fund ranked in the first quartile, and that the actual management fee rate and total expense ratio of each of these Funds ranked in the first and second quartiles, respectively, relative to the relevant Fund’s Expense Peers.

The Board noted that Developed World Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers.

The Board also noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	135

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, as applicable, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

136	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board(d) and Trustee (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	27 RICs consisting of 142 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018)(d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	27 RICs consisting of 142 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	27 RICs consisting of 142 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	27 RICs consisting of 142 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	27 RICs consisting of 142 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	27 RICs consisting of 142 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	27 RICs consisting of 142 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	27 RICs consisting of 142 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	137

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	27 RICs consisting of 142 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	27 RICs consisting of 142 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	27 RICs consisting of 142 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock's Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock's Human Capital Committee; Global Head of BlackRock's Retail and iShares® businesses from 2012 to 2016.	130 RICs consisting of 317 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	130 RICs consisting of 317 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also a board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

138	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	139

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

140	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	141

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts
CVR	Contingent Value Rights
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipts
REIT	Real Estate Investment Trust

142	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Index5-7/18-AR

JULY 31, 2018

ANNUAL REPORT

BlackRock FundsSM

➢	iShares Edge MSCI Min Vol EAFE Index Fund
➢	iShares Edge MSCI Min Vol USA Index Fund
➢	iShares Edge MSCI Multifactor Intl Index Fund
➢	iShares Edge MSCI Multifactor USA Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended July 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market, while Turkey became embroiled in a currency crisis shortly after the end of the reporting period.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.3 trillion balance sheet by approximately $180 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.70%	16.24%
U.S. small cap equities (Russell 2000® Index)	6.75	18.73
International equities (MSCI Europe, Australasia, Far East Index)	(5.12)	6.40
Emerging market equities (MSCI Emerging Markets Index)	(11.94)	4.36
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.85	1.43
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.95)	(3.66)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.45)	(0.80)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.20	1.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.65	2.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2018	iShares Edge MSCI Min Vol EAFE Index Fund

Investment Objective

iShares Edge MSCI Min Vol EAFE Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of developed markets equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the United States and Canada.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2018, the Fund’s Institutional Shares returned 6.30%, while Class K Shares returned 6.53%. The benchmark MSCI EAFE Minimum Volatility (USD) Index (the “Index”) returned 6.38% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share class expenses.

Describe the market environment.

In Europe, during the third quarter of 2017, the positive tailwinds of strong corporate profit and economic growth sustained the equity market rally. The MSCI European Economic and Monetary Union Index was up 8.2% in the quarter, bringing the year-to-date total to 27.6%, in U.S. dollar terms.

The euro-area real effective exchange rate increased roughly 2% in the third quarter of 2017, as the improved growth picture in the region led markets to expect European Central Bank President Mario Draghi to announce a further reduction in the pace of quantitative easing purchases, which could provide upward pressure on anemically low Eurozone bond yields.

In the fourth quarter of 2017, Japanese equities posted a strong quarterly performance amid accelerating growth conditions, low inflation, and accommodative monetary policy. Prime Minister Abe’s decision to call a “snap” election on October 22, 2017 drove some uncertainty, but posed relatively little risk to the accommodative policies of the Bank of Japan. Prime Minister Abe’s victory at the October 22 “snap” election diminished uncertainty in the market, which helped investors focus on an improved earnings outlook, the benefits of increased global trade, and a strengthening domestic economy.

In the first quarter of 2018, European equity markets fell in-line with the broader market amid increased market volatility and trade protectionism worries. In the Eurozone, sovereign bonds in the region sold-off. The benchmark 10-year German bund yield increased 0.07% while the same tenor of gilts increased 0.16%. On the economic front, gross domestic product growth stabilized while Purchasing Managers’ Indexes were slightly weaker. Still, consumer confidence indicators remained relatively elevated by historical standards as the unemployment rate has continued its downward trajectory across the region.

In the Asia-Pacific region, Japanese equities posted solid gains. However, this was due to local currency appreciation, as the yen rallied over 6% against the U.S. dollar amid a flurry of safe haven bids and as the Bank of Japan announced a slight reduction in long-end bond purchasing. The local equity market declined roughly 5.8%, as measured by the Japanese Nikkei 225 Index, as the country faced both domestic and international headwinds. Internationally, U.S. protectionism weighed on Japanese sentiment, as fears of a slowdown in global trade weighed heavily on export sensitive names. Domestically, the Moritomo Gakuen land sale controversy resurfaced, pushing Prime Minister Abe’s approval rating to all-time lows.

In the second quarter of 2018, the uncertainty stemming from U.S. trade protectionism weighed on developed market equity markets throughout the quarter. The fluid headlines regarding the acrimonious G7 summit in Quebec, the U.S. imposition of steel and aluminum imports, and the U.S. withdrawal from the Iranian nuclear deal, all increased trade war fears. Elsewhere, European fragmentation remained an important risk factor throughout the quarter. The formation of Italy’s populist coalition government intensified European political risk. Momentum for Eurozone reform also showed signs of weakness as negotiations over immigration policy within the German coalition government broke down. Additionally, a stronger U.S. dollar — attributed to increased trade tensions, interest rate differentials, and favorable U.S. growth conditions — also weighed on unhedged developed market equity returns in the quarter.

Australian firms in the materials and energy sectors performed well in the second quarter of 2018 as the country was spared from the U.S. steel and aluminum tariffs. Relatively strong U.K. growth was also supportive, apparent from the country reaching its lowest unemployment rate since 1975. Less positively, Japanese equities underperformed as cyclicals and export-sensitive names were particularly hit by U.S. protectionism headlines.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018	iShares Edge MSCI Min Vol EAFE Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)	The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI EAFE Minimum Volatility (USD) Index.
(c)

An index that aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-cap equity universe across developed markets around the world excluding the United States and Canada. The index is calculated by optimizing the MSCI EAFE Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

(d)	Commencement of operations.

Performance Summary for the Period Ended July 31, 2018

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	(1.10)%	6.30%	7.55%
Class K	(0.99)	6.53	7.63
MSCI EAFE Minimum Volatility (USD) Index	(1.28)	6.38	7.92

(a)	See “About Fund Performance” on page 16 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on July 13, 2016.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$989.00	$1.13	$1,000.00	$1,023.65	$1.15	0.23%
Class K	1,000.00	990.10	0.89	1,000.00	1,023.90	0.90	0.18

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of July 31, 2018 (continued)	iShares Edge MSCI Min Vol EAFE Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Novartis AG, Registered Shares	1%
CLP Holdings Ltd.	1
Hong Kong & China Gas Co. Ltd.	1
NTT DOCOMO, Inc.	1
Nestle SA	1
Roche Holding AG	1
Nippon Telegraph & Telephone Corp.	1
Compass Group PLC	1
Hang Seng Bank Ltd.	1
MTR Corp. Ltd.	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	28%
Switzerland	13
United Kingdom	12
Hong Kong	9
Australia	6
France	6
Denmark	5
Germany	4
Singapore	4
Belgium	3
Finland	2
Israel	1
Ireland	1
Sweden	1
Netherlands	1
New Zealand	1
Other Assets Less Liabilities	1
Other	2	(a)
Short-Term Securities	—	(b)

(a)	Other includes a less than 1% investment in each of the following countries: Italy, Luxembourg and Norway.
(b)	Represents less than 1%.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018	iShares Edge MSCI Min Vol USA Index Fund

Investment Objective

iShares Edge MSCI Min Vol USA Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2018, the Fund’s Institutional Shares returned 12.17%, while Class K Shares returned 12.21%. The benchmark MSCI USA Minimum Volatility (USD) Index (the “Index”) returned 12.33% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share class expenses.

Describe the market environment.

In the third quarter of 2017, investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season. This backdrop pushed volatility to the lowest levels in recorded history, with the CBOE Volatility Index (which shows the market’s expectation of 30-day volatility) averaging a record low of 10.9 in the quarter.

Domestic rates moved modestly higher as investors balanced news on monetary, fiscal and geopolitical fronts. In the September Federal Open Market Committee (“FOMC”) announcement, the committee announced they would keep interest rates unchanged and initiate their balance sheet normalization in October.

Additionally, amid short-term, hurricane-related inflationary and economic growth pressures, the FOMC found inflation to remain somewhat below 2% in the near term, and expected it to stabilize around 2% by 2019. Real gross domestic product (“GDP”) growth was revised higher for 2017, from 2.2% to 2.4%. The ten-year U.S. Treasury yield ended the third quarter of 2017 two basis points higher at 2.33%.

The U.S. economy continued to demonstrate strength throughout the fourth quarter of 2017. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included nominal third quarter GDP surging 4.1% year over year, real GDP increasing 2.3% year over year, and broad aggregate S&P 500® earnings growth was 6.6%.

In the beginning of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and information technology names. However, as the first quarter of 2018 progressed, a combination of economic over-heating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets.

From a sector standpoint, technology and consumer discretionary stocks outperformed, due to their impressive early-quarter runs. Later in the first quarter of 2018, negative headlines regarding Facebook’s usage of user data, FAANMG regulation (regulation that was considered after the breach of consumer data by Facebook), and artificial intelligence weighed on the sector. Although the first quarter was plagued with volatility, the defensive sectors of telecommunications and consumer staples were the worst performing in the S&P 500® Index.

Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter of 2018. The unemployment rate remained at multi-decade lows, consumer confidence was high by historical standards, and both the Institute for Supply Management Index manufacturing and non-manufacturing components accelerated. This supported the Fed’s decision to increase interest rates in March and to revise higher their rate hike expectations for 2019. The combination of increased interest rate expectations, a strong economic backdrop, in addition to technical issues regarding the deficit, drove selling in U.S. Treasuries. The ten-year U.S. Treasury yield increased by 0.33% in the first quarter of 2018 to 2.75%.

Despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism in the second quarter of 2018, investors found confidence in strong U.S. economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic reports throughout the second quarter of 2018 also indicated strong economic conditions. Additionally, the core personal consumption expenditure hit the Fed’s target rate of 2%, supporting their decision to raise rates in June. The Fed has also signaled the likelihood of two additional hikes this year. The average level of the CBOE Volatility Index was 15.3 in the second quarter, lower than the 17.4 experienced in the first quarter of 2018.

From a sector standpoint, energy outperformed as a prolonged period of higher crude oil prices increased the attractiveness of energy company shares. In addition to the fact that West Texas Intermediate crude appreciated throughout the second quarter of 2018 and reached $77 per barrel in June, the exercising of cost discipline by U.S. producers, evident from low levels of capital expenditure from first quarter earnings reports, was supportive for investor sentiment given uncertainty over OPEC production plans.

Elsewhere, financials underperformed all other sectors, led lower by shares of diversified financial services companies. While deregulation provided a tailwind for regional banks, investor sentiment on the broader sector was fraught by the narrowing term structure of the U.S. Treasury curve, uncertainty ahead of the Comprehensive Capital Analysis and Review stress tests (an annual exercise by the Fed to assess the largest bank holding companies operating in the United States), and global protectionism.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of July 31, 2018	iShares Edge MSCI Min Vol USA Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)	The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI USA Minimum Volatility (USD) Index.
(c)

An index that aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-capitalization U.S. equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

(d)	Commencement of operations.

Performance Summary for the Period Ended July 31, 2018

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	1.51%	12.17%	10.13%
Class K	1.54	12.21	10.18
MSCI USA Minimum Volatility (USD) Index	1.62	12.33	10.32

(a)	See “About Fund Performance” on page 16 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on July 13, 2016.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,015.10	$0.90	$1,000.00	1,023.90	$0.90	0.18%
Class K	1,000.00	1,015.40	0.65	1,000.00	1,024.15	0.65	0.13

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	iShares Edge MSCI Min Vol USA Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Visa, Inc.	2%
Pfizer, Inc.	1
Waste Management, Inc.	1
Coca-Cola Co.	1
Johnson & Johnson	1
Newmont Mining Corp.	1
PepsiCo, Inc.	1
McDonald’s Corp.	1
AT&T, Inc.	1
Accenture PLC	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	21%
Health Care	15
Consumer Staples	11
Financials	10
Industrials	10
Consumer Discretionary	9
Real Estate	9
Utilities	8
Telecommunication Services	3
Materials	2
Energy	2
Short-Term Securities	1
Liabilities in Excess of other Assets	(1)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	9

Fund Summary as of July 31, 2018	iShares Edge MSCI Multifactor Intl Index Fund

Investment Objective

iShares Edge MSCI Multifactor Intl Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of global developed market large- and mid-capitalization stocks, excluding the United States, that have favorable exposure to target style factors subject to constraints.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2018, the Fund’s Institutional Shares returned 7.97%, while Class K Shares returned 8.01%. The benchmark MSCI World ex USA Diversified Multiple-Factor Index (the “Index”) returned 8.15% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share class expenses.

Describe the market environment.

In Europe, during the third quarter of 2017, the positive tailwinds of strong corporate profit and economic growth sustained the equity market rally. The MSCI European Economic and Monetary Union Index was up 8.2% in the quarter, bringing the year-to-date total to 27.6%, in U.S. dollar terms.

The euro-area real effective exchange rate increased roughly 2% in the third quarter of 2017, as the improved growth picture in the region led markets to expect European Central Bank President Mario Draghi to announce a further reduction in the pace of quantitative easing purchases, which could provide upward pressure on anemically low Eurozone bond yields.

In the fourth quarter of 2017, Japanese equities posted a strong quarterly performance amid accelerating growth conditions, low inflation, and accommodative monetary policy. Prime Minister Abe’s decision to call a “snap” election on October 22, 2017 drove some uncertainty, but posed relatively little risk to the accommodative policies of the Bank of Japan. Prime Minister Abe’s victory at the October 22 “snap” election diminished uncertainty in the market, which helped investors focus on an improved earnings outlook, the benefits of increased global trade, and a strengthening domestic economy.

In the first quarter of 2018, European equity markets fell in-line with the broader market amid increased market volatility and trade protectionism worries. In the Eurozone, sovereign bonds in the region sold-off. The benchmark 10-year German bund yield increased 0.07% while the same tenor of gilts increased 0.16%. On the economic front, gross domestic product growth stabilized while Purchasing Managers’ Indexes were slightly weaker. Still, consumer confidence indicators remained relatively elevated by historical standards as the unemployment rate has continued its downward trajectory across the region.

In the Asia-Pacific region, Japanese equities posted solid gains. However, this was due to local currency appreciation, as the yen rallied over 6% against the U.S. dollar amid a flurry of safe haven bids and as the Bank of Japan announced a slight reduction in long-end bond purchasing. The local equity market declined roughly 5.8%, as measured by the Japanese Nikkei 225 Index, as the country faced both domestic and international headwinds. Internationally, U.S. protectionism weighed on Japanese sentiment, as fears of a slowdown in global trade weighed heavily on export sensitive names. Domestically, the Moritomo Gakuen land sale controversy resurfaced, pushing Prime Minister Abe’s approval rating to all-time lows.

In the second quarter of 2018, the uncertainty stemming from U.S. trade protectionism weighed on developed market equity markets throughout the quarter. The fluid headlines regarding the acrimonious G7 summit in Quebec, the U.S. imposition of steel and aluminum imports, and the U.S. withdrawal from the Iranian nuclear deal, all increased trade war fears. Elsewhere, European fragmentation remained an important risk factor throughout the quarter. The formation of Italy’s populist coalition government intensified European political risk. Momentum for Eurozone reform also showed signs of weakness as negotiations over immigration policy within the German coalition government broke down. Additionally, a stronger U.S. dollar — attributed to increased trade tensions, interest rate differentials, and favorable U.S. growth conditions — also weighed on unhedged developed market equity returns in the quarter.

Australian firms in the materials and energy sectors performed well in the second quarter of 2018 as the country was spared from the U.S. steel and aluminum tariffs. Relatively strong U.K. growth was also supportive, apparent from the country reaching its lowest unemployment rate since 1975. Less positively, Japanese equities underperformed as cyclicals and export sensitive names were particularly hit by U.S. protectionism headlines.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018	iShares Edge MSCI Multifactor Intl Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)	The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI World ex USA Diversified Multiple-Factor Index.
(c)

An index that is based on the MSCI World ex USA Index, its parent index, which includes large- and mid-capitalization stocks across 22 of 23 developed markets, excluding the United States. The index aims to maximize exposure to four factors — value, momentum, quality and low size — while maintaining a risk profile similar to that of the underlying parent index.

(d)	Commencement of operations.

Performance Summary for the Period Ended July 31, 2018

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	(5.64)%	7.97%	14.53%
Class K	(5.61)	8.01	14.57
MSCI World ex USA Diversified Multiple-Factor Index	(5.83)	8.15	14.83

(a)	See “About Fund Performance” on page 16 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on July 13, 2016.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$943.60	$1.69	$1,000.00	1,023.06	$1.76	0.35%
Class K	1,000.00	943.90	1.45	1,000.00	1,023.31	1.51	0.30

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	11

Fund Summary as of July 31, 2018 (continued)	iShares Edge MSCI Multifactor Intl Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Amadeus IT Group SA	2%
Hitachi Ltd.	2
AXA SA	2
Swiss Re AG	2
Repsol SA	2
ITOCHU Corp.	2
Rio Tinto Ltd.	2
Anglo American PLC	2
Sun Hung Kai Properties Ltd.	1
JXTG Holdings, Inc.	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	26%
United Kingdom	15
France	11
Switzerland	8
Australia	7
Hong Kong	7
Canada	6
Germany	5
Spain	4
Netherlands	3
Belgium	2
Denmark	1
Sweden	1
Israel	1
Singapore	1
Italy	1
Other	1	(a)
Short-Term Securities	—	(b)

(a)	Other includes a less than 1% investment in each of the following countries: China, Finland, Luxembourg and Norway.
(b)	Represents less than 1%.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018	iShares Edge MSCI Multifactor USA Index Fund

Investment Objective

iShares Edge MSCI Multifactor USA Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. large- and mid-capitalization stocks that have favorable exposure to target style factors subject to constraints.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2018, the Fund’s Institutional Shares returned 14.67%, while Class K Shares returned 14.71%. The benchmark MSCI USA Diversified Multiple-Factor Index (the “Index”) returned 15.04% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share class expenses.

Describe the market environment.

In the third quarter of 2017, investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season. This backdrop pushed volatility to the lowest levels in recorded history, with the CBOE Volatility Index (which shows the market’s expectation of 30-day volatility) averaging a record low of 10.9 in the quarter.

Domestic rates moved modestly higher as investors balanced news on monetary, fiscal and geopolitical fronts. In the September Federal Open Market Committee (“FOMC”) announcement, the committee announced they would keep interest rates unchanged and initiate their balance sheet normalization in October.

Additionally, amid short-term, hurricane-related inflationary and economic growth pressures, the FOMC found inflation to remain somewhat below 2% in the near term, and expected it to stabilize around 2% by 2019. Real gross domestic product (“GDP”) growth was revised higher for 2017, from 2.2% to 2.4%. The ten-year U.S. Treasury yield ended the third quarter of 2017 two basis points higher at 2.33%.

The U.S. economy continued to demonstrate strength throughout the fourth quarter of 2017. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included nominal third quarter GDP surging 4.1% year over year, real GDP increasing 2.3% year over year, and broad aggregate S&P 500® earnings growth was 6.6%.

In the beginning of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and information technology names. However, as the first quarter of 2018 progressed, a combination of economic over-heating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets.

From a sector standpoint, technology and consumer discretionary stocks outperformed, due to their impressive early-quarter runs. Later in the first quarter of 2018, negative headlines regarding Facebook’s usage of user data, FAANMG regulation (regulation that was considered after the breach of consumer data by Facebook), and artificial intelligence weighed on the sector. Although the first quarter was plagued with volatility, the defensive sectors of telecommunications and consumer staples were the worst performing in the S&P 500® Index.

Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter of 2018. The unemployment rate remained at multi-decade lows, consumer confidence was high by historical standards, and both the Institute for Supply Management Index manufacturing and non-manufacturing components accelerated. This supported the Fed’s decision to increase interest rates in March and to revise higher their rate hike expectations for 2019. The combination of increased interest rate expectations, a strong economic backdrop, in addition to technical issues regarding the deficit, drove selling in U.S. Treasuries. The ten-year U.S. Treasury yield increased by 0.33% in the first quarter of 2018 to 2.75%.

Despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism in the second quarter of 2018, investors found confidence in strong U.S. economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic reports throughout the second quarter of 2018 also indicated strong economic conditions. Additionally, the core personal consumption expenditure hit the Fed’s target rate of 2%, supporting their decision to raise rates in June. The Fed has also signaled the likelihood of two additional hikes this year. The average level of the CBOE Volatility Index was 15.3 in the second quarter, lower than the 17.4 experienced in the first quarter of 2018.

From a sector standpoint, energy outperformed as a prolonged period of higher crude oil prices increased the attractiveness of energy company shares. In addition to the fact that West Texas Intermediate crude appreciated throughout the second quarter of 2018 and reached $77 per barrel in June, the exercising of cost discipline by U.S. producers, evident from low levels of capital expenditure from first quarter earnings reports, was supportive for investor sentiment given uncertainty over OPEC production plans.

Elsewhere, financials underperformed all other sectors, led lower by shares of diversified financial services companies. While deregulation provided a tailwind for regional banks, investor sentiment on the broader sector was fraught by the narrowing term structure of the U.S. Treasury curve, uncertainty ahead of the Comprehensive Capital Analysis and Review stress tests (an annual exercise by the Fed to assess the largest bank holding companies operating in the United States), and global protectionism.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	13

Fund Summary as of July 31, 2018	iShares Edge MSCI Multifactor USA Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)	The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI USA Diversified Multiple-Factor Index.
(c)

An index that is based on a traditional market cap weighted parent index, the MSCI USA Index, which includes U.S. large- and mid-capitalization stocks. The index aims to maximize exposure to four factors — value, momentum, quality and low size — while maintaining a risk profile similar to that of the underlying parent index.

(d)	Commencement of operations.

Performance Summary for the Period Ended July 31, 2018

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	0.43%	14.67%	16.75%
Class K	0.45	14.71	16.79
MSCI USA Diversified Multiple-Factor Index	0.56	15.04	17.22

(a)	See “About Fund Performance” on page 16 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on July 13, 2016.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,004.30	$1.24	$1,000.00	1,023.55	$1.25	0.25%
Class K	1,000.00	1,004.50	0.99	1,000.00	1,023.80	1.00	0.20

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	iShares Edge MSCI Multifactor USA Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Accenture PLC	2%
Anthem, Inc.	2
Phillips 66	2
Micron Technology, Inc.	2
Valero Energy Corp.	2
Intuit, Inc.	2
Norfolk Southern Corp.	2
Apple, Inc.	2
Express Scripts Holding Co.	2
General Motors Co.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	26%
Health Care	15
Financials	11
Consumer Discretionary	11
Industrials	10
Utilities	8
Energy	7
Real Estate	5
Materials	4
Consumer Staples	2
Short-Term Securities	1

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	15

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown on the previous pages, which are based on a hypothetical investment of $1,000 invested on February 1, 2018 and held through July 31, 2018, are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	iShares Edge MSCI Min Vol EAFE Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.0%
Australia — 6.2%
AGL Energy Ltd.	15,003	$245,501
Amcor Ltd.	38,692	433,142
Aurizon Holdings Ltd.	36,062	122,146
Australia & New Zealand Banking Group Ltd.	3,463	75,284
Brambles Ltd.	17,231	126,550
Caltex Australia Ltd.	12,228	295,818
Coca-Cola Amatil Ltd.	11,140	79,351
Cochlear Ltd.	2,310	349,168
Commonwealth Bank of Australia	13,344	743,086
CSL Ltd.	5,563	813,902
Dexus	20,151	151,180
Flight Centre Travel Group Ltd.	1,541	77,929
Goodman Group	29,403	210,788
Insurance Australia Group Ltd.	45,189	270,143
Medibank Pvt Ltd.	60,040	138,859
Mirvac Group	137,915	234,092
National Australia Bank Ltd.	5,169	108,835
Newcrest Mining Ltd.	25,525	410,061
Scentre Group	78,359	248,279
Sonic Healthcare Ltd.	34,167	662,735
Stockland	35,611	110,038
Sydney Airport(a)	20,599	108,257
Telstra Corp. Ltd.	142,622	300,739
Transurban Group(a)	70,913	616,619
Vicinity Centres	114,592	227,021
Wesfarmers Ltd.	31,246	1,148,865
Westpac Banking Corp.	6,203	135,799
Woolworths Group Ltd.	41,439	927,066

		9,371,253
Belgium — 2.6%
Ageas	3,570	191,478
Colruyt SA	12,014	718,208
Groupe Bruxelles Lambert SA	12,940	1,374,600
KBC Group NV	3,411	261,857
Proximus SADP	29,982	734,832
UCB SA	7,926	681,435

		3,962,410
Denmark — 5.1%
Carlsberg A/S, Class B	2,859	344,904
Chr Hansen Holding A/S	9,647	998,613
Coloplast A/S, Class B	7,656	835,037
Danske Bank A/S	32,195	935,603
DSV A/S	7,236	606,220
H Lundbeck A/S	9,725	703,808
ISS A/S	9,737	363,707
Novo Nordisk A/S, Class B	11,385	566,373
Orsted A/S(b)	15,008	926,119
Pandora A/S	3,897	276,735
Tryg A/S	22,450	549,542
William Demant Holding A/S(c)	13,033	622,953

		7,729,614
Finland — 1.6%
Elisa OYJ	20,541	891,909
Neste OYJ	2,370	195,492
Sampo OYJ, Class A	26,900	1,366,197

		2,453,598
France — 6.1%
Aeroports de Paris	3,765	841,638
Air Liquide SA	3,248	415,270
Danone SA	7,372	578,792
Dassault Aviation SA	50	92,420

Security	Shares	Value
France (continued)
Dassault Systemes SA	7,191	$1,072,211
Essilor International Cie Generale d’Optique SA	1,756	258,771
Eutelsat Communications SA	3,873	82,912
Hermes International	2,382	1,507,557
L’Oreal SA	4,089	999,234
Orange SA	4,674	79,653
Pernod Ricard SA	2,171	349,787
Sanofi	12,370	1,076,144
SEB SA	393	74,649
Sodexo SA	4,816	533,497
Thales SA	7,242	950,688
TOTAL SA	5,391	351,630

		9,264,853
Germany — 4.3%
adidas AG	360	79,594
Axel Springer SE	970	72,480
Beiersdorf AG	6,683	779,031
Deutsche Lufthansa AG, Registered Shares	3,660	102,690
Deutsche Telekom AG, Registered Shares(c)	4,242	70,142
Fraport AG Frankfurt Airport Services Worldwide	823	82,158
Fresenius Medical Care AG & Co. KGaA	7,153	697,805
Hannover Rueck SE	1,487	198,343
Henkel AG & Co. KGaA	4,119	441,692
Innogy SE(c)	14,208	610,831
MAN SE	7,007	786,599
Merck KGaA	3,819	392,578
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	3,957	876,851
SAP SE	4,832	562,377
Symrise AG	977	88,310
TUI AG	4,152	88,822
Uniper SE	16,936	528,808

		6,459,111
Hong Kong — 8.9%
BOC Hong Kong Holdings Ltd.	71,000	344,596
CK Infrastructure Holdings Ltd.	90,000	668,096
CLP Holdings Ltd.	189,000	2,160,447
Dairy Farm International Holdings Ltd.	34,500	281,874
Hang Seng Bank Ltd.	62,500	1,703,263
HK Electric Investments & HK Electric Investments Ltd.(a)(b)(d)	525,500	536,945
HKT Trust & HKT Ltd.(a)	756,000	1,010,451
Hong Kong & China Gas Co. Ltd.	1,048,940	2,141,898
Jardine Matheson Holdings Ltd.	8,400	568,754
Jardine Strategic Holdings Ltd.	8,700	347,545
Link REIT	58,500	580,442
MTR Corp. Ltd.	297,000	1,667,004
PCCW Ltd.	604,000	352,720
Power Assets Holdings Ltd.	137,000	969,242
Yue Yuen Industrial Holdings Ltd.	26,000	69,958

		13,403,235
Ireland — 1.5%
AIB Group PLC	27,309	156,507
James Hardie Industries PLC	10,027	160,328
Kerry Group PLC, Class A	12,401	1,315,251
Paddy Power Betfair PLC	642	70,005
Ryanair Holdings PLC, ADR(c)	4,786	504,444

		2,206,535
Israel — 1.5%
Bank Hapoalim BM	76,547	541,362
Bank Leumi Le-Israel BM	109,174	684,225
Check Point Software Technologies Ltd.(c)	3,459	389,726

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI Min Vol EAFE Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Israel (continued)
Mizrahi Tefahot Bank Ltd.	23,163	$450,448
NICE Ltd.(c)	1,415	154,480

		2,220,241
Italy — 0.3%
Luxottica Group SpA	4,345	293,774
Moncler SpA	1,623	71,532
Snam SpA	22,984	98,706

		464,012
Japan — 28.3%
ABC-Mart, Inc.	6,500	352,217
Ajinomoto Co., Inc.	17,200	304,533
ANA Holdings, Inc.	23,100	848,260
Aozora Bank Ltd.	3,300	123,316
Asahi Group Holdings Ltd.	10,600	515,210
Astellas Pharma, Inc.	69,000	1,125,451
Benesse Holdings, Inc.	8,500	309,668
Canon, Inc.	47,900	1,554,084
Central Japan Railway Co.	2,300	479,039
Chugai Pharmaceutical Co. Ltd.	3,300	167,857
Chugoku Electric Power Co., Inc.	8,100	106,582
Coca-Cola Bottlers Japan Holdings Inc.	2,400	86,539
Daiichi Sankyo Co. Ltd.	18,700	775,628
Daito Trust Construction Co. Ltd.	4,200	703,784
Daiwa House REIT Investment Corp.	192	474,960
East Japan Railway Co.	8,200	766,963
Eisai Co. Ltd.	3,600	309,932
FamilyMart UNY Holdings Co. Ltd.	3,000	279,962
Hankyu Hanshin Holdings, Inc.	5,800	230,981
Hikari Tsushin, Inc.	1,100	184,856
Japan Airlines Co. Ltd.	23,300	860,107
Japan Post Bank Co. Ltd.	35,500	426,003
Japan Post Holdings Co. Ltd.	41,300	455,364
Japan Prime Realty Investment Corp.	166	598,072
Japan Real Estate Investment Corp.	162	848,545
Japan Retail Fund Investment Corp.	325	593,797
Japan Tobacco, Inc.	13,800	392,744
Kamigumi Co. Ltd.	5,500	115,225
Kao Corp.	8,400	613,636
KDDI Corp.	22,900	637,464
Keikyu Corp.(d)	9,900	162,091
Keyence Corp.	900	476,071
Kintetsu Group Holdings Co. Ltd.	2,100	83,568
Kirin Holdings Co. Ltd.	14,800	378,901
Kyowa Hakko Kirin Co. Ltd.	4,000	76,001
Kyushu Railway Co.	25,400	780,648
Lawson, Inc.	10,000	600,499
Maruichi Steel Tube Ltd.	4,200	144,715
McDonald’s Holdings Co. Japan Ltd.	13,200	631,192
MEIJI Holdings Co. Ltd.	6,400	503,274
Mitsubishi Tanabe Pharma Corp.	45,300	849,355
Mizuho Financial Group, Inc.	205,300	356,871
Nagoya Railroad Co. Ltd.	23,000	577,279
NH Foods Ltd.	2,100	83,603
Nikon Corp.	8,100	136,736
Nippon Building Fund, Inc.	157	874,090
Nippon Prologis REIT, Inc.	348	704,322
Nippon Telegraph & Telephone Corp.	39,500	1,827,015
Nissan Motor Co. Ltd.	75,200	711,324
Nissin Foods Holdings Co. Ltd.	11,500	793,437
Nitori Holdings Co. Ltd.	3,600	542,544
Nomura Real Estate Master Fund, Inc.	470	665,814
NTT DOCOMO, Inc.	82,600	2,126,531
Ono Pharmaceutical Co. Ltd.	11,000	259,922

Security	Shares	Value
Japan (continued)
Oracle Corp. Japan	7,000	$587,543
Oriental Land Co. Ltd.	12,900	1,402,680
Osaka Gas Co. Ltd.	4,700	90,453
Otsuka Corp.	15,600	608,446
Otsuka Holdings Co. Ltd.	12,900	595,726
Park24 Co. Ltd.	11,000	308,669
Recruit Holdings Co. Ltd.	7,100	194,550
Ryohin Keikaku Co. Ltd.	600	192,578
Sankyo Co. Ltd.	8,800	346,782
Secom Co. Ltd.	8,100	619,103
Seven & i Holdings Co. Ltd.	4,825	197,052
Shimamura Co. Ltd.	4,400	411,736
Shimano, Inc.	1,000	144,208
Shionogi & Co. Ltd.	5,300	289,287
Suntory Beverage & Food Ltd.	22,100	940,161
Taisho Pharmaceutical Holdings Co. Ltd.	6,900	781,634
Takeda Pharmaceutical Co. Ltd.	15,400	650,232
Terumo Corp.	6,600	362,578
Tobu Railway Co. Ltd.	15,300	451,009
Tokyo Gas Co. Ltd.	11,800	288,220
Toray Industries, Inc.	32,300	250,319
Toyo Suisan Kaisha Ltd.	17,600	637,039
Tsuruha Holdings, Inc.	3,000	369,041
Unicharm Corp.	5,300	161,404
United Urban Investment Corp.	481	747,915
USS Co. Ltd.	4,300	81,609
West Japan Railway Co.	5,400	377,513
Yakult Honsha Co. Ltd.	1,100	79,321
Yamada Denki Co. Ltd.(d)	122,000	605,136
Yamaguchi Financial Group, Inc.	6,000	67,994
Yamazaki Baking Co. Ltd.	5,500	136,769

		42,563,289
Luxembourg — 0.4%
RTL Group SA	7,668	571,617

Netherlands — 1.1%
Heineken NV	2,920	295,042
Koninklijke Ahold Delhaize NV	20,605	523,999
NN Group NV	3,285	145,122
NXP Semiconductors NV(c)	2,359	224,907
Royal Dutch Shell PLC, Class A	12,944	443,550

		1,632,620
New Zealand — 0.6%
Auckland International Airport Ltd.	17,535	79,836
Fisher & Paykel Healthcare Corp. Ltd.	13,309	134,393
Meridian Energy Ltd.	109,102	233,645
Ryman Healthcare Ltd.	20,060	166,457
Spark New Zealand Ltd.	115,237	304,270

		918,601
Norway — 0.4%
Gjensidige Forsikring ASA	12,915	207,299
Marine Harvest ASA	11,487	251,177
Orkla ASA	9,948	84,178

		542,654
Singapore — 3.6%
CapitaLand Mall Trust	343,900	546,654
DBS Group Holdings Ltd.	47,100	926,707
Oversea-Chinese Banking Corp. Ltd.	143,400	1,221,649
SATS Ltd.	102,600	391,739
Singapore Airlines Ltd.	106,400	772,076
Singapore Telecommunications Ltd.	416,200	982,240
United Overseas Bank Ltd.	32,735	650,951

		5,492,016

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI Min Vol EAFE Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Sweden — 1.3%
Hennes & Mauritz AB, Class B	8,747	$136,187
ICA Gruppen AB	6,477	214,744
Svenska Handelsbanken AB, Class A	6,537	80,748
Swedbank AB, Class A	8,878	209,941
Swedish Match AB	11,091	606,315
Telia Co. AB	137,751	662,607

		1,910,542
Switzerland — 13.0%
Baloise Holding AG, Registered Shares	4,842	755,059
Barry Callebaut AG, Registered Shares	232	395,252
Chocoladefabriken Lindt & Spruengli AG	123	847,972
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	4	320,411
Cie Financiere Richemont SA, Registered Shares	1,080	94,585
Givaudan SA, Registered Shares	550	1,287,387
Kuehne + Nagel International AG, Registered Shares	9,533	1,521,465
Nestle SA, Registered Shares	25,438	2,073,028
Novartis AG, Registered Shares	26,139	2,193,629
Partners Group Holding AG	1,399	1,061,654
Roche Holding AG	7,817	1,920,217
Schindler Holding AG, Registered Shares	608	137,542
Sika AG, Registered Shares	3,194	453,511
Sonova Holding AG, Registered Shares	3,841	708,132
Swiss Life Holding AG, Registered Shares(c)	2,205	790,666
Swiss Prime Site AG, Registered Shares(c)	8,451	774,471
Swiss Re AG	17,186	1,575,668
Swisscom AG, Registered Shares	3,455	1,622,107
Zurich Insurance Group AG	3,244	994,774

		19,527,530
United Kingdom — 12.2%
Admiral Group PLC	10,453	271,722
AstraZeneca PLC	14,786	1,138,170
BAE Systems PLC	88,437	757,050
BP PLC	25,007	187,939
British American Tobacco PLC	7,660	421,087
BT Group PLC	58,110	177,763
Bunzl PLC	3,543	105,277
Burberry Group PLC	6,748	186,393
Carnival PLC	7,753	450,042
Compass Group PLC	83,518	1,796,416
Croda International PLC	2,807	189,377
Diageo PLC	37,237	1,366,131
Direct Line Insurance Group PLC	123,498	557,204
Experian PLC	3,559	87,381
GlaxoSmithKline PLC	71,421	1,483,432
HSBC Holdings PLC	100,084	958,434

Security	Shares	Value
United Kingdom (continued)
Imperial Brands PLC	10,905	$417,636
Kingfisher PLC	84,221	327,434
National Grid PLC	119,390	1,275,439
Pearson PLC	12,023	145,624
Randgold Resources Ltd.	3,211	237,747
Reckitt Benckiser Group PLC	7,569	674,781
RELX PLC	61,264	1,334,781
Royal Mail PLC	82,202	505,752
RSA Insurance Group PLC	76,992	651,160
Severn Trent PLC	2,583	65,557
Sky PLC	20,468	408,938
Smith & Nephew PLC	42,064	728,298
SSE PLC	27,586	452,035
Unilever PLC	3,024	172,746
United Utilities Group PLC	7,540	71,154
Vodafone Group PLC	301,993	737,757

		18,340,657

Total Long-Term Investments — 99.0% (Cost — $135,481,237)		149,034,388

Short-Term Securities — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.18%(e)(f)(g)	583,404	583,579
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.86%(f)(g)	97,865	97,865

Total Short-Term Securities — 0.4% (Cost — $681,339)		681,444

Total Investments — 99.4% (Cost — $136,162,576)		149,715,832
Other Assets Less Liabilities — 0.6%		870,969

Net Assets — 100.0%		$150,586,801

(a)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Security, or a portion of the security, is on loan.
(e)	Security was purchased with the cash collateral from loaned securities.
(f)	Annualized 7-day yield as of period end.

(g)

During the year ended July 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 07/31/17	Shares Purchased		Shares Sold	Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	708,235	(124,831	)(b)	—	583,404	$583,579	$6,742	(c)	$(107)	$105
BlackRock Cash Funds: Treasury, SL Agency Shares	304,285	(206,420	)(b)	—	97,865	97,865	3,324		—	—
iShares Edge MSCI Min Vol EAFE	—	94,000		(94,000)	—	—	—		7,062	—

						$681,444	$10,066		$6,955	$105

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI Min Vol EAFE Index Fund

(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
NIikkei 225 Index	3	09/13/18	$302	$2,092
SPI 200 Index	3	09/20/18	346	1,205
FTSE 100 Index	4	09/21/18	404	5,057

				$8,354

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$8,354	$—	$—	$—	$8,354

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$100,360	$—	$—	$—	$100,360

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$12,229	$—	$—	$—	$12,229

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,118,218

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI Min Vol EAFE Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of

Investments and derivative financial instruments refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$—	$9,371,253	$—	$9,371,253
Belgium	—	3,962,410	—	3,962,410
Denmark	—	7,729,614	—	7,729,614
Finland	—	2,453,598	—	2,453,598
France	—	9,264,853	—	9,264,853
Germany	—	6,459,111	—	6,459,111
Hong Kong	536,945	12,866,290	—	13,403,235
Ireland	1,889,700	316,835	—	2,206,535
Israel	389,726	1,830,515	—	2,220,241
Italy	—	464,012	—	464,012
Japan	665,814	41,897,475	—	42,563,289
Luxembourg	—	571,617	—	571,617
Netherlands	224,907	1,407,713	—	1,632,620
New Zealand	—	918,601	—	918,601
Norway	—	542,654	—	542,654
Singapore	—	5,492,016	—	5,492,016
Sweden	—	1,910,542	—	1,910,542
Switzerland	—	19,527,530	—	19,527,530
United Kingdom	—	18,340,657	—	18,340,657
Short-Term Securities	681,444	—	—	681,444

	$4,388,536	$145,327,296	$—	$149,715,832

Derivative Financial Instruments(a)
Assets:
Equity contracts	$8,354	$—	$—	$8,354

(a)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1 (a)	Transfers Out of Level 1 (b)	Transfers Into Level 2 (b)	Transfers Out of Level 2 (a)
Assets:
Investments:
Long-Term Investments:
Common Stocks	$1,637,102	$(3,425,754)	$3,425,754	$(1,637,102)

(a)	Systematic Fair Value Prices were not utilized at period end for these investments.
(b)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments July 31, 2018	iShares Edge MSCI Min Vol USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.1%
Aerospace & Defense — 5.4%
General Dynamics Corp.	196	$39,153
Harris Corp.	404	66,640
L3 Technologies, Inc.	82	17,584
Lockheed Martin Corp.	458	149,354
Northrop Grumman Corp.	511	153,550
Raytheon Co.	711	140,799
Rockwell Collins, Inc.	687	95,486
United Technologies Corp.	58	7,873

		670,439
Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	567	52,294
Expeditors International of Washington, Inc.	849	64,668
United Parcel Service, Inc., Class B	78	9,352

		126,314
Banks — 0.2%
U.S. Bancorp	387	20,515

Beverages — 3.3%
Brown-Forman Corp., Class B	208	11,070
Coca-Cola Co.	3,697	172,391
Constellation Brands, Inc., Class A	256	53,819
PepsiCo, Inc.	1,470	169,050

		406,330
Capital Markets — 0.3%
CME Group, Inc.	233	37,075

Chemicals — 0.6%
Ecolab, Inc.	290	40,803
International Flavors & Fragrances, Inc.	102	13,542
Sherwin-Williams Co.	40	17,629

		71,974
Commercial Services & Supplies — 2.9%
Republic Services, Inc.	2,189	158,659
Waste Connections, Inc.	237	18,393
Waste Management, Inc.	1,960	176,400

		353,452
Communications Equipment — 2.5%
Cisco Systems, Inc.	2,531	107,036
CommScope Holding Co., Inc.(a)	238	7,642
F5 Networks, Inc.(a)(b)	294	50,386
Motorola Solutions, Inc.	997	120,936
Palo Alto Networks, Inc.(a)	116	22,998

		308,998
Containers & Packaging — 0.1%
Avery Dennison Corp.	52	5,964
Ball Corp.	158	6,157

		12,121
Distributors — 0.1%
Genuine Parts Co.	148	14,402

Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc., Class BS	479	94,780

Diversified Telecommunication Services — 2.7%
AT&T, Inc.	5,175	165,445
Verizon Communications, Inc.	2,927	151,150
Zayo Group Holdings, Inc.(a)	531	19,695

		336,290
Electric Utilities — 5.3%
Alliant Energy Corp.	303	13,020

Security	Shares	Value
Electric Utilities (continued)
American Electric Power Co., Inc.	754	$53,640
Duke Energy Corp.	1,560	127,327
Edison International	220	14,659
Evergy, Inc.	574	32,196
Eversource Energy	435	26,413
NextEra Energy, Inc.	851	142,576
PPL Corp.	243	6,991
Southern Co.	2,592	125,971
Xcel Energy, Inc.	2,420	113,401

		656,194
Electronic Equipment, Instruments & Components — 1.1%
Amphenol Corp., Class A	1,160	108,471
FLIR Systems, Inc.	361	21,155

		129,626
Energy Equipment & Services — 0.2%
Schlumberger Ltd.	324	21,876

Equity Real Estate Investment Trusts (REITs) — 8.2%
American Tower Corp.	415	61,520
AvalonBay Communities, Inc.	584	103,280
Boston Properties, Inc.	60	7,532
Camden Property Trust	563	52,128
Crown Castle International Corp.	928	102,850
Digital Realty Trust, Inc.(b)	242	29,384
Duke Realty Corp.	606	17,647
Equinix, Inc.	91	39,974
Equity Residential	1,323	86,564
Essex Property Trust, Inc.	169	40,636
Extra Space Storage, Inc.(b)	70	6,578
Federal Realty Investment Trust	304	38,152
Invitation Homes, Inc.(b)	731	16,893
Mid-America Apartment Communities, Inc.	275	27,715
National Retail Properties, Inc.	541	24,134
Public Storage	574	125,034
Realty Income Corp.	1,182	65,920
Regency Centers Corp.	140	8,908
Simon Property Group, Inc.	249	43,876
UDR, Inc.	1,568	60,337
Ventas, Inc.	370	20,861
Welltower, Inc.	520	32,552

		1,012,475
Food & Staples Retailing — 1.1%
Costco Wholesale Corp.	114	24,933
Sysco Corp.	607	40,797
Walmart, Inc.	780	69,599

		135,329
Food Products — 2.5%
Campbell Soup Co.	955	39,060
Conagra Brands, Inc.	509	18,685
Hershey Co.	456	44,784
Hormel Foods Corp.	634	22,805
Ingredion, Inc.	102	10,333
J.M. Smucker Co.	60	6,667
Kellogg Co.	1,038	73,729
McCormick & Co., Inc.	702	82,513
Tyson Foods, Inc., Class A	99	5,707

		304,283
Health Care Equipment & Supplies — 5.0%
Abbott Laboratories	410	26,871
Baxter International, Inc.	1,252	90,707
Becton Dickinson & Co.	320	80,118
Boston Scientific Corp.(a)	1,708	57,406

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI Min Vol USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Cooper Cos., Inc.(b)	140	$36,470
Danaher Corp.	958	98,272
Medtronic PLC	1,276	115,134
Stryker Corp.	625	102,031
Varian Medical Systems, Inc.(a)	59	6,812
Zimmer Biomet Holdings, Inc.	51	6,402

		620,223
Health Care Providers & Services — 4.1%
Aetna, Inc.	384	72,342
Anthem, Inc.	172	43,516
Cigna Corp.	261	46,829
CVS Health Corp.	132	8,561
HCA Healthcare, Inc.	207	25,716
Henry Schein, Inc.(a)	224	17,788
Humana, Inc.	182	57,181
Laboratory Corp. of America Holdings(a)	390	68,382
Quest Diagnostics, Inc.	285	30,700
UnitedHealth Group, Inc.	469	118,760
Universal Health Services, Inc., Class B	119	14,530

		504,305
Health Care Technology — 0.1%
Cerner Corp.(a)	99	6,146

Hotels, Restaurants & Leisure — 3.0%
Aramark	861	34,621
Darden Restaurants, Inc.	279	29,836
McDonald’s Corp.	1,072	168,883
Starbucks Corp.	1,037	54,328
Vail Resorts, Inc.	47	13,013
Yum! Brands, Inc.	916	72,630

		373,311
Household Products — 2.6%
Church & Dwight Co., Inc.	954	53,329
Clorox Co.	406	54,879
Colgate-Palmolive Co.	603	40,407
Kimberly-Clark Corp.	377	42,925
Procter & Gamble Co.	1,632	131,996

		323,536
Industrial Conglomerates — 0.4%
Honeywell International, Inc.	276	44,063

Insurance — 7.5%
Aflac, Inc.	1,230	57,244
Alleghany Corp.	10	6,293
Allstate Corp.	821	78,093
Aon PLC	327	46,941
Arch Capital Group Ltd.(a)	3,154	96,386
Axis Capital Holdings Ltd.	505	28,563
Chubb Ltd.	853	119,181
Cincinnati Financial Corp.	270	20,420
Everest Re Group Ltd.	165	36,028
FNF Group	437	17,698
Markel Corp.(a)	82	95,940
Marsh & McLennan Cos., Inc.	920	76,691
Progressive Corp.	1,049	62,950
RenaissanceRe Holdings Ltd.	401	52,872
Travelers Cos., Inc.	469	61,036
W.R. Berkley Corp.	659	49,959
XL Group Ltd.	359	20,187

		926,482
Internet Software & Services — 1.7%
Alphabet, Inc., Class A(a)	43	52,770
eBay, Inc.(a)	973	32,547

Security	Shares	Value
Internet Software & Services (continued)
Facebook, Inc., Class A(a)	421	$72,656
VeriSign, Inc.(a)	360	52,283

		210,256
IT Services — 11.2%
Accenture PLC, Class A	999	159,171
Automatic Data Processing, Inc.	697	94,088
Broadridge Financial Solutions, Inc.	1,068	120,662
Cognizant Technology Solutions Corp., Class A	796	64,874
Fidelity National Information Services, Inc.	1,053	108,596
Fiserv, Inc.(a)	2,052	154,885
International Business Machines Corp.	511	74,059
Jack Henry & Associates, Inc.	761	102,507
Mastercard, Inc., Class A	803	158,994
Paychex, Inc.	1,543	106,498
Visa, Inc., Class A	1,389	189,932
Worldpay, Inc., Class A(a)	637	52,355

		1,386,621
Leisure Products — 0.1%
Hasbro, Inc.	136	13,547

Life Sciences Tools & Services — 0.5%
IQVIA Holdings, Inc.(a)	113	13,779
Thermo Fisher Scientific, Inc.	226	53,004

		66,783
Media — 1.5%
Comcast Corp., Class A	1,780	63,688
Liberty Broadband Corp., Class C(a)	123	9,775
Omnicom Group, Inc.	190	13,078
Sirius XM Holdings, Inc.(b)	3,833	26,908
Walt Disney Co.	659	74,836

		188,285
Metals & Mining — 1.4%
Newmont Mining Corp.	4,610	169,095

Mortgage Real Estate Investment Trusts (REITs) — 1.4%
AGNC Investment Corp.	3,886	75,660
Annaly Capital Management, Inc.	8,883	95,226

		170,886
Multi-Utilities — 2.6%
CMS Energy Corp.	532	25,717
Consolidated Edison, Inc.	1,765	139,311
Dominion Energy, Inc.	997	71,495
DTE Energy Co.	72	7,815
Sempra Energy	57	6,589
WEC Energy Group, Inc.	1,021	67,764

		318,691
Multiline Retail — 0.3%
Dollar General Corp.	272	26,697
Target Corp.	99	7,987

		34,684
Oil, Gas & Consumable Fuels — 1.8%
Chevron Corp.	523	66,039
Exxon Mobil Corp.	1,626	132,535
Occidental Petroleum Corp.	338	28,369

		226,943
Personal Products — 0.3%
Estee Lauder Cos., Inc., Class A	317	42,776

Pharmaceuticals — 5.1%
Bristol-Myers Squibb Co.	393	23,089
Eli Lilly & Co.	1,207	119,263
Johnson & Johnson	1,296	171,746

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI Min Vol USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Pharmaceuticals (continued)
Merck & Co., Inc.	1,646	$108,422
Pfizer, Inc.	4,472	178,567
Zoetis, Inc.	369	31,911

		632,998
Professional Services — 0.2%
Verisk Analytics, Inc.(a)	277	30,642

Semiconductors & Semiconductor Equipment — 0.9%
Intel Corp.	1,113	53,535
Texas Instruments, Inc.	426	47,423
Xilinx, Inc.	89	6,414

		107,372
Software — 3.4%
Adobe Systems, Inc.(a)	25	6,117
ANSYS, Inc.(a)	332	56,068
CDK Global, Inc.	148	9,243
Dell Technologies, Inc., Class V(a)	247	22,853
Electronic Arts, Inc.(a)	184	23,690
Intuit, Inc.	238	48,609
Microsoft Corp.	1,054	111,808
Oracle Corp.	1,243	59,266
salesforce.com, Inc.(a)	157	21,533
Synopsys, Inc.(a)	698	62,422

		421,609
Specialty Retail — 2.8%
AutoZone, Inc.(a)	70	49,387
Home Depot, Inc.	545	107,648
O’Reilly Automotive, Inc.(a)	73	22,338
Ross Stores, Inc.	308	26,928
TJX Cos., Inc.	1,337	130,037
Ulta Salon Cosmetics & Fragrance, Inc.(a)	30	7,332

		343,670
Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.	207	39,390

Textiles, Apparel & Luxury Goods — 1.0%
NIKE, Inc., Class B	553	42,531
Tapestry, Inc.	933	43,963
VF Corp.	346	31,856

		118,350

Security	Shares	Value
Tobacco — 1.2%
Altria Group, Inc.	1,655	$97,115
Philip Morris International, Inc.	610	52,643

		149,758
Water Utilities — 0.3%
American Water Works Co., Inc.	356	31,417

Wireless Telecommunication Services — 0.1%
T-Mobile U.S., Inc.(a)	254	15,240

Total Common Stocks — 99.1% (Cost — $10,765,767)		12,229,552

Investment Companies — 0.4%

Equity Fund — 0.4%
iShares Edge MSCI Min Vol USA ETF(e)	895	49,144

Total Investment Companies — 0.4% (Cost — $48,677)		49,144

Total Long-Term Investments — 99.5% (Cost — $10,814,444)		12,278,696

Short-Term Securities — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.18%(c)(d)(e)	122,941	122,978
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.86%(d)(e)	21,289	21,289

Total Short-Term Securities — 1.2% (Cost — $144,251)		144,267

Total Investments — 100.7% (Cost — $10,958,695)		12,422,963
Liabilities in Excess of Other Assets — (0.7)%		(86,849)

Net Assets — 100.0%		$12,336,114

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security was purchased with the cash collateral from loaned securities.
(d)	Annualized 7-day yield as of period end.

(e)

During the year ended July 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 07/31/17	Shares Purchased		Shares Sold		Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	91,776	31,165	(b)	—		122,941	$122,978	$423	(c)	$(25)	$19
BlackRock Cash Funds: Treasury, SL Agency Shares	46,251	—		(24,962	)(d)	21,289	21,289	727		—	—
iShares Edge MSCI Min Vol USA ETF	2,653	8,817		(10,575)		895	49,144	1,427		5,943	(2,333)
iShares Core S&P 500 ETF	—	571		(571)		—	—	—		1,075	—

							$193,411	$2,577		$6,993	$(2,314)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents net shares sold.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI Min Vol USA Index Fund

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$743	$—	$—	$—	$743

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$35,323

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$12,229,552	$—	$—	$12,229,552
Investment Companies	49,144	—	—	49,144
Short-Term Securities	144,267	—	—	144,267

	$12,422,963	$—	$—	$12,422,963

(a)	See above Schedule of Investments for values in each sector.

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments July 31, 2018	iShares Edge MSCI Multifactor Intl Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.7%

Australia — 7.1%
Bendigo & Adelaide Bank Ltd.	4,128	$35,956
BHP Billiton PLC	3,673	84,529
BlueScope Steel Ltd.	4,405	57,881
Caltex Australia Ltd.	2,117	51,214
CIMIC Group Ltd.	789	28,375
Cochlear Ltd.	475	71,799
Dexus	7,759	58,211
Flight Centre Travel Group Ltd.	419	21,189
Fortescue Metals Group Ltd.	12,220	39,746
GPT Group	13,735	52,751
Harvey Norman Holdings Ltd.	4,248	11,218
Lend Lease Group(a)	4,188	62,661
Medibank Pvt Ltd.	22,351	51,693
Mirvac Group	30,797	52,274
REA Group Ltd.	403	26,019
Rio Tinto Ltd.	3,234	195,454

		900,970
Belgium — 1.8%
Ageas	1,531	82,116
Colruyt SA(b)	465	27,798
Proximus SADP	1,234	30,244
UCB SA	1,026	88,210

		228,368
Canada — 5.8%
CAE, Inc.	1,993	41,519
CI Financial Corp.	2,247	39,262
Constellation Software, Inc.	169	122,514
Empire Co. Ltd., Class A	1,408	29,029
Husky Energy, Inc.	2,855	48,547
Industrial Alliance Insurance & Financial Services, Inc.	781	32,120
Linamar Corp.	374	17,092
Magna International, Inc.	2,663	162,214
Methanex Corp.	544	37,579
Metro, Inc.	2,005	67,602
Teck Resources Ltd., Class B	4,167	108,688
West Fraser Timber Co. Ltd.	480	29,814

		735,980
China — 0.2%
Minth Group Ltd.	6,000	22,639

Denmark — 1.5%
H Lundbeck A/S	565	40,890
Orsted A/S(c)	1,433	88,428
Tryg A/S	880	21,541
William Demant Holding A/S(b)	791	37,808

		188,667
Finland — 0.4%
Elisa OYJ	1,088	47,242
Orion OYJ, Class B	2	69

		47,311
France — 10.2%
Amundi SA(c)	462	31,834
Arkema SA	528	66,118
Atos SE	791	105,992
AXA SA	9,843	248,015
BioMerieux	311	25,863
Cie Generale des Etablissements Michelin SCA	1,353	173,749
CNP Assurances	1,312	30,638
Faurecia SA	596	40,485
Ipsen SA	297	49,345
Peugeot SA	4,694	134,821

Security	Shares	Value
France (continued)
Renault SA	1,459	$128,216
SCOR SE	1,329	51,703
Societe BIC SA	208	19,883
Thales SA	801	105,150
UbiSoft Entertainment SA(b)	635	69,990

		1,281,802
Germany — 4.4%
Covestro AG(c)	1,561	149,913
Deutsche Lufthansa AG, Registered Shares	1,915	53,730
Fraport AG Frankfurt Airport Services Worldwide	167	16,671
Hannover Rueck SE	453	60,423
HUGO BOSS AG	478	43,102
METRO AG	1,363	16,832
MTU Aero Engines AG	281	59,588
OSRAM Licht AG	610	27,236
TUI AG	3,446	73,719
Uniper SE	1,709	53,362

		554,576
Hong Kong — 7.1%
ASM Pacific Technology Ltd.	2,100	25,271
Hang Lung Group Ltd.	10,000	29,590
HK Electric Investments & HK Electric Investments Ltd.(a)(c)(d)	20,500	20,946
Hongkong Land Holdings Ltd.	9,500	69,179
Hysan Development Co. Ltd.	6,000	32,896
Kerry Properties Ltd.	5,500	27,900
Link REIT	17,500	173,636
NWS Holdings Ltd.	12,635	22,838
Sino Land Co. Ltd.	28,235	48,541
Sun Hung Kai Properties Ltd.	11,500	180,351
Swire Pacific Ltd., Class A	4,000	43,443
Swire Properties Ltd.	9,200	36,233
Techtronic Industries Co. Ltd.	11,500	64,135
WH Group Ltd.(c)	68,000	54,748
Wharf Holdings Ltd.	3,000	9,932
Wheelock & Co. Ltd.	7,000	49,696
Yue Yuen Industrial Holdings Ltd.	1,000	2,691

		892,026
Israel — 1.2%
Bank Hapoalim BM	9,030	63,863
Bank Leumi Le-Israel BM	11,278	70,682
Mizrahi Tefahot Bank Ltd.	1,064	20,692

		155,237
Italy — 0.5%
Moncler SpA	1,452	63,995

Japan — 26.0%
Aeon Mall Co. Ltd.	900	15,767
Air Water, Inc.	1,100	20,108
Alfresa Holdings Corp.	1,400	33,517
ANA Holdings, Inc.	900	33,049
Asahi Glass Co. Ltd.	1,500	62,872
Asahi Kasei Corp.	9,600	128,323
Astellas Pharma, Inc.	2,100	34,253
Bank of Kyoto Ltd.	500	24,224
Brother Industries Ltd.	1,800	36,718
Chiba Bank Ltd.	4,900	34,979
Daicel Corp.	2,200	24,238
Daifuku Co. Ltd.	800	35,255
Daito Trust Construction Co. Ltd.	500	83,784
Disco Corp.	200	34,142
Electric Power Development Co. Ltd.	700	19,012
Hikari Tsushin, Inc.	200	33,610
Hisamitsu Pharmaceutical Co., Inc.	500	36,601

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI Multifactor Intl Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Hitachi Chemical Co. Ltd.	800	$15,843
Hitachi High-Technologies Corp.	500	20,420
Hitachi Ltd.	37,000	258,658
Hitachi Metals Ltd.	200	2,167
Idemitsu Kosan Co. Ltd.	1,100	49,550
Inpex Corp.	7,700	84,537
ITOCHU Corp.	11,500	204,199
Japan Airlines Co. Ltd.	900	33,223
JSR Corp.	1,500	28,842
JXTG Holdings, Inc.	24,300	178,153
Kajima Corp.	7,000	54,616
Kakaku.com, Inc.	1,100	23,167
Kamigumi Co. Ltd.	1,000	20,950
Kaneka Corp.	2,000	17,605
Koito Manufacturing Co. Ltd.	800	51,532
Konami Holdings Corp.	900	42,344
Konica Minolta, Inc.	3,700	33,216
Kose Corp.	100	19,168
Kuraray Co. Ltd.	2,700	38,162
Kurita Water Industries Ltd.	800	23,401
Marubeni Corp.	12,700	96,960
Maruichi Steel Tube Ltd.	400	13,782
Medipal Holdings Corp.	1,400	28,467
Mitsubishi Gas Chemical Co., Inc.	1,400	31,280
Mitsubishi Tanabe Pharma Corp.	2,100	39,374
Nabtesco Corp.	900	28,097
NEC Corp.	2,100	58,340
Nexon Co. Ltd.(b)	1,500	21,613
NH Foods Ltd.	700	27,868
Nippon Electric Glass Co. Ltd.	600	19,392
Nippon Express Co. Ltd.	500	32,729
Nisshin Seifun Group, Inc.	1,700	33,312
Obayashi Corp.	5,000	52,201
Obic Co. Ltd.	400	34,363
Oracle Corp. Japan	300	25,180
Otsuka Corp.	400	15,601
Pola Orbis Holdings, Inc.	700	27,127
Sekisui Chemical Co. Ltd.	3,100	55,486
Shimamura Co. Ltd.	200	18,715
Sompo Holdings, Inc.	2,500	101,610
Stanley Electric Co. Ltd.	1,100	38,687
Sumitomo Dainippon Pharma Co. Ltd.	1,300	25,228
Sumitomo Heavy Industries Ltd.	900	31,355
Sumitomo Rubber Industries Ltd.	1,300	21,546
Sundrug Co. Ltd.	300	12,016
Suzuken Co. Ltd.	600	26,274
Taisei Corp.	1,700	94,544
Taisho Pharmaceutical Holdings Co. Ltd.	300	33,984
Teijin Ltd.	1,300	24,280
THK Co. Ltd.	900	24,516
Tokyo Gas Co. Ltd.	3,200	78,161
Toppan Printing Co. Ltd.	4,000	30,777
Tosoh Corp.	2,200	35,933
Toyo Seikan Group Holdings Ltd.	1,100	20,285
Toyo Suisan Kaisha Ltd.	700	25,337
Toyoda Gosei Co. Ltd.	500	12,687
Yamada Denki Co. Ltd.	4,600	22,817
Yamaguchi Financial Group, Inc.	1,700	19,265
Yamazaki Baking Co. Ltd.	1,000	24,867
Yokogawa Electric Corp.	1,700	30,236

		3,284,497
Luxembourg — 0.2%
RTL Group SA	291	21,693

Security	Shares	Value
Netherlands — 3.2%
Aegon NV	14,341	$94,536
AerCap Holdings NV(b)	306	17,176
Koninklijke Ahold Delhaize NV	4,084	103,859
Koninklijke Vopak NV	514	24,177
NN Group NV	2,489	109,957
Randstad NV	916	57,972

		407,677
Norway — 0.4%
Orkla ASA	6,616	55,983

Singapore — 1.2%
City Developments Ltd.	3,100	22,850
ComfortDelGro Corp. Ltd.	17,600	30,422
Singapore Airlines Ltd.	4,600	33,379
UOL Group Ltd.	3,685	19,457
Venture Corp. Ltd.	2,200	27,052
Yangzijiang Shipbuilding Holdings Ltd.	19,200	13,383

		146,543
Spain — 4.2%
Amadeus IT Group SA	3,424	292,087
Mapfre SA	8,100	25,421
Repsol SA	10,725	212,730

		530,238
Sweden — 1.3%
Boliden AB	2,235	66,531
ICA Gruppen AB	619	20,523
Kinnevik AB, Class B	1,891	65,265
L E Lundbergforetagen AB, B Shares	323	10,555

		162,874
Switzerland — 7.3%
Adecco SA, Registered Shares	1,285	78,998
Baloise Holding AG, Registered Shares	382	59,569
Barry Callebaut AG, Registered Shares	17	28,962
Coca-Cola HBC AG(b)	1,411	50,644
Kuehne & Nagel International AG, Registered Shares	421	67,191
Pargesa Holding SA, Bearer Shares	261	21,800
Partners Group Holding AG	138	104,724
SGS SA, Registered Shares	43	112,086
Sonova Holding AG, Registered Shares	398	73,376
Swiss Life Holding AG, Registered Shares(b)	262	93,948
Swiss Re AG	2,475	226,916

		918,214
United Kingdom — 14.7%
3i Group PLC	7,883	97,905
Admiral Group PLC	1,552	40,344
Anglo American PLC	8,550	193,536
Ashtead Group PLC	3,987	122,398
Babcock International Group PLC	1,931	18,101
Barratt Developments PLC	7,816	54,743
Berkeley Group Holdings PLC	993	48,604
Burberry Group PLC	3,395	93,776
Carnival PLC	1,476	85,678
Croda International PLC	1,004	67,736
Direct Line Insurance Group PLC	10,870	49,044
easyJet PLC	1,289	27,374
Fiat Chrysler Automobiles NV(b)	7,697	131,243
International Consolidated Airlines Group SA	5,024	46,656
Intertek Group PLC	1,242	95,811
Investec PLC	5,472	39,612
J. Sainsbury PLC	12,239	52,484
Johnson Matthey PLC	1,447	71,291
Meggitt PLC	5,925	44,306

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI Multifactor Intl Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
United Kingdom (continued)
Mondi PLC	2,773	$76,245
Pearson PLC	6,336	76,742
Persimmon PLC	2,509	81,604
Royal Mail PLC	7,654	47,092
Smiths Group PLC	3,091	65,323
Taylor Wimpey PLC	26,868	61,658
WM Morrison Supermarkets PLC	17,251	59,151

		1,848,457

Total Common Stocks — 98.7% (Cost — $10,857,138)		12,447,747

Preferred Stocks — 0.9%

Germany — 0.9%
Porsche Automobil Holding SE, Preference Shares, 0.00%	1,238	83,739
Fuchs Petrolub SE, Preference Shares, 0.00%	532	30,036

Total Preferred Stocks — 0.9% (Cost — $124,849)		113,775

Total Long-Term Investments — 99.6% (Cost — $10,981,987)		12,561,522

Security	Shares	Value
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.18%(e)(f)(g)	21,041	$21,048
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.86%(f)(g)	3,158	3,158

Total Short-Term Securities — 0.2% (Cost — $24,200)		24,206

Total Investments — 99.8% (Cost — $11,006,187)		12,585,728
Other Assets Less Liabilities — 0.2%		24,235

Net Assets — 100.0%		$12,609,963

(a)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security, or a portion of the security, is on loan.
(e)	Security was purchased with the cash collateral from loaned securities.
(f)	Annualized 7-day yield as of period end.

(g)

During the year ended July 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds:
Institutional, SL Agency Shares	13,595	7,446	21,041	$21,048	$385	(b)	$6	$6
BlackRock Cash Funds:
Treasury, SL Agency Shares	6,371	(3,213)	3,158	3,158	189		—	—

				$24,206	$574		$6	$6

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$12,472	$—	$—	$—	$12,472
Forward foreign currency exchange contracts	—	—	—	650	—	—	650

	$—	$—	$12,472	$650	$—	$—	$13,122

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$57,362
Forward foreign currency exchange contracts:
Average amounts purchase — in USD	—	(a)
Average amounts sold — in USD	6,025

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI Multifactor Intl Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$900,970	$—	$900,970
Belgium	—	228,368	—	228,368
Canada	735,980	—	—	735,980
China	—	22,639	—	22,639
Denmark	—	188,667	—	188,667
Finland	—	47,311	—	47,311
France	19,883	1,261,919	—	1,281,802
Germany	—	554,576	—	554,576
Hong Kong	20,946	871,080	—	892,026
Israel	—	155,237	—	155,237
Italy	—	63,995	—	63,995
Japan	—	3,284,497	—	3,284,497
Luxembourg	—	21,693	—	21,693
Netherlands	17,176	390,501	—	407,677
Norway	—	55,983	—	55,983
Singapore	—	146,543	—	146,543
Spain	—	530,238	—	530,238
Sweden	—	162,874	—	162,874
Switzerland	—	918,214	—	918,214
United Kingdom	—	1,848,457	—	1,848,457
Preferred Stocks	—	113,775	—	113,775
Short-Term Securities	24,206	—	—	24,206

	$818,191	$11,767,537	$—	$12,585,728

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments July 31, 2018	iShares Edge MSCI Multifactor USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.8%

Aerospace & Defense — 1.8%
Huntington Ingalls Industries, Inc.	245	$57,097
L3 Technologies, Inc.	421	90,279
Textron, Inc.	1,421	97,012

		244,388
Airlines — 0.9%
Delta Air Lines, Inc.	950	51,699
Southwest Airlines Co.	791	46,005
United Continental Holdings, Inc.(a)	393	31,597

		129,301
Auto Components — 1.5%
Autoliv, Inc.	473	48,463
BorgWarner, Inc.	1,137	52,325
Goodyear Tire & Rubber Co.	1,323	32,030
Lear Corp.	363	65,387

		198,205
Automobiles — 1.8%
General Motors Co.	6,395	242,434

Banks — 2.0%
Citizens Financial Group, Inc.	2,640	105,019
East West Bancorp, Inc.	783	50,692
Regions Financial Corp.	6,092	113,372

		269,083
Biotechnology — 0.2%
United Therapeutics Corp.(a)	236	29,007

Building Products — 0.6%
AO Smith Corp.	777	46,255
Owens Corning	614	38,203

		84,458
Capital Markets — 2.2%
Eaton Vance Corp.	646	34,322
Raymond James Financial, Inc.	677	62,007
SEI Investments Co.	714	42,797
T. Rowe Price Group, Inc.	1,327	158,019

		297,145
Chemicals — 2.7%
Celanese Corp., Series A	735	86,811
Eastman Chemical Co.	774	80,202
LyondellBasell Industries NV, Class A	1,819	201,527

		368,540
Commercial Services & Supplies — 0.9%
Republic Services, Inc.	1,249	90,528
Rollins, Inc.	546	29,997

		120,525
Communications Equipment — 1.6%
F5 Networks, Inc.(a)	337	57,755
Juniper Networks, Inc.	1,893	49,862
Motorola Solutions, Inc.	877	106,380

		213,997
Construction & Engineering — 0.3%
Jacobs Engineering Group, Inc.	667	45,109

Consumer Finance — 0.5%
Ally Financial, Inc.	2,387	63,876

Containers & Packaging — 0.8%
Avery Dennison Corp.	470	53,900
Packaging Corp. of America	520	58,708

		112,608

Security	Shares	Value
Electric Utilities — 4.1%
Evergy, Inc.	791	$44,367
Eversource Energy	1,438	87,315
Exelon Corp.	5,235	222,488
OGE Energy Corp.	1,096	39,719
PG&E Corp.(a)	2,793	120,323
Pinnacle West Capital Corp.	610	49,062

		563,274
Electronic Equipment, Instruments & Components — 3.5%
Arrow Electronics, Inc.(a)	481	36,479
Avnet, Inc.	632	27,713
CDW Corp.	823	69,206
Flex Ltd.(a)	2,843	39,688
FLIR Systems, Inc.	751	44,009
IPG Photonics Corp.(a)	206	33,792
TE Connectivity Ltd.	1,909	178,625
Trimble, Inc.(a)	1,345	47,479

		476,991
Equity Real Estate Investment Trusts (REITs) — 4.2%
Camden Property Trust	499	46,202
HCP, Inc.(b)	1,022	26,470
Host Hotels & Resorts, Inc.	3,991	83,572
Kimco Realty Corp.	2,278	38,020
Liberty Property Trust	782	33,516
National Retail Properties, Inc.	828	36,937
Public Storage	852	185,591
Realty Income Corp.	1,406	78,413
VEREIT, Inc.	5,387	41,103

		569,824
Food & Staples Retailing — 0.4%
Walmart, Inc.	668	59,606

Food Products — 1.9%
Bunge Ltd.	771	53,299
Ingredion, Inc.	397	40,216
J.M. Smucker Co.	623	69,228
Tyson Foods, Inc., Class A	1,586	91,433

		254,176
Gas Utilities — 0.8%
Atmos Energy Corp.	591	54,295
UGI Corp.	915	48,623

		102,918
Health Care Equipment & Supplies — 2.3%
Align Technology, Inc.(a)	414	147,653
ResMed, Inc.	765	80,922
Teleflex, Inc.	127	34,634
Varian Medical Systems, Inc.(a)	490	56,570

		319,779
Health Care Providers & Services — 10.6%
Aetna, Inc.	765	144,118
Anthem, Inc.	1,276	322,828
Centene Corp.(a)	949	123,683
Cigna Corp.	1,318	236,475
Express Scripts Holding Co.(a)	3,063	243,386
Humana, Inc.	748	235,007
Quest Diagnostics, Inc.	739	79,605
Universal Health Services, Inc., Class B	476	58,120

		1,443,222
Hotels, Restaurants & Leisure — 1.0%
Carnival Corp.	1,879	111,312
Royal Caribbean Cruises Ltd.	262	29,543

		140,855

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI Multifactor USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Household Durables — 0.7%
Garmin Ltd.	605	$37,782
NVR, Inc.(a)	19	52,429

		90,211
Insurance — 6.4%
Aflac, Inc.	4,229	196,818
Alleghany Corp.	80	50,342
American Financial Group, Inc.	413	46,541
Athene Holding Ltd., Class A(a)	601	27,568
Everest Re Group Ltd.	225	49,129
FNF Group	1,513	61,276
Lincoln National Corp.	1,159	78,928
Loews Corp.	1,517	77,033
Principal Financial Group, Inc.	1,582	91,883
Reinsurance Group of America, Inc.	345	48,817
Torchmark Corp.	593	52,225
Unum Group	1,215	48,272
W.R. Berkley Corp.	531	40,255

		869,087
Internet & Direct Marketing Retail — 0.7%
Amazon.com, Inc.(a)	56	99,537

Internet Software & Services — 0.5%
Akamai Technologies, Inc.(a)	925	69,615

IT Services — 5.3%
Accenture PLC, Class A	2,027	322,962
Broadridge Financial Solutions, Inc.	641	72,420
DXC Technology Co.	1,554	131,686
Jack Henry & Associates, Inc.	420	56,574
Mastercard, Inc., Class A	513	101,574
Total System Services, Inc.	349	31,947

		717,163
Life Sciences Tools & Services — 1.5%
Agilent Technologies, Inc.	1,755	115,900
Waters Corp.(a)	425	83,840

		199,740
Machinery — 1.5%
AGCO Corp.	346	21,805
Cummins, Inc.	856	122,245
IDEX Corp.	412	63,275

		207,325
Metals & Mining — 0.9%
Nucor Corp.	1,734	116,057

Mortgage Real Estate Investment Trusts (REITs) — 0.3%
AGNC Investment Corp.	2,083	40,556

Multi-Utilities — 2.6%
Ameren Corp.	1,309	81,236
Consolidated Edison, Inc.	1,677	132,366
Public Service Enterprise Group, Inc.	2,729	140,707

		354,309
Multiline Retail — 2.9%
Kohl’s Corp.	923	68,182
Macy’s, Inc.	1,645	65,356
Nordstrom, Inc.	634	33,228
Target Corp.	2,803	226,146

		392,912
Oil, Gas & Consumable Fuels — 6.9%
Andeavor	393	58,974
Antero Resources Corp.(a)(b)	1,141	23,436
HollyFrontier Corp.	916	68,315
Marathon Petroleum Corp.	2,582	208,703

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Phillips 66	2,388	$294,536
Valero Energy Corp.	2,349	278,004

		931,968
Professional Services — 0.6%
ManpowerGroup, Inc.	361	33,667
Robert Half International, Inc.	671	50,835

		84,502
Real Estate Management & Development — 1.0%
CBRE Group, Inc., Class A(a)	1,756	87,449
Jones Lang LaSalle, Inc.	249	42,581

		130,030
Road & Rail — 3.0%
AMERCO	37	13,952
Kansas City Southern	561	65,227
Knight-Swift Transportation Holdings, Inc.	736	23,957
Norfolk Southern Corp.	1,540	260,260
Old Dominion Freight Line, Inc.	337	49,472

		412,868
Semiconductors & Semiconductor Equipment — 5.9%
Applied Materials, Inc.	2,236	108,737
Intel Corp.	3,377	162,434
KLA-Tencor Corp.	856	100,512
Marvell Technology Group Ltd.	2,401	51,165
Micron Technology, Inc.(a)	5,417	285,963
Skyworks Solutions, Inc.	990	93,634

		802,445
Software — 4.0%
CA, Inc.	1,697	75,024
Intuit, Inc.	1,322	270,005
Microsoft Corp.	1,251	132,706
Synopsys, Inc.(a)	808	72,260

		549,995
Specialty Retail — 1.1%
Best Buy Co., Inc.	1,429	107,218
Gap, Inc.	1,250	37,712

		144,930
Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.	1,340	254,989
Hewlett Packard Enterprise Co.	8,514	131,456
NetApp, Inc.	1,445	112,016
Seagate Technology PLC	1,455	76,562
Western Digital Corp.	473	33,181
Xerox Corp.	1,248	32,411

		640,615
Textiles, Apparel & Luxury Goods — 1.2%
Lululemon Athletica, Inc.(a)	545	65,373
Michael Kors Holdings Ltd.(a)	829	55,319
Ralph Lauren Corp.	303	40,899

		161,591
Trading Companies & Distributors — 0.5%
United Rentals, Inc.(a)	462	68,746

Total Common Stocks — 98.8% (Cost — $10,997,950)		13,433,523

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI Multifactor USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Investment Companies — 0.4%

Equity Fund — 0.4%
iShares Edge MSCI Multifactor USA ETF(e)	1,546	$50,987

Total Investment Companies — 0.4% (Cost — $49,884)		50,987

Total Long-Term Investments — 99.2% (Cost — $11,047,834)		13,484,510

Security	Shares	Value
Short-Term Securities — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.14%(c)(d)(e)	50,295	$50,310
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.83%(d)(e)	55,790	55,790

Total Short-Term Securities — 0.8% (Cost — $106,095)		106,100

Total Investments — 100.0% (Cost — $11,153,929)		13,590,610
Liabilities in Excess of Other Assets — (0.0)%		(3,540)

Net Assets — 100.0%		$13,587,070

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security was purchased with the cash collateral from loaned securities.
(d)	Annualized 7-day yield as of period end.

(e)

During the period ended July 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 07/31/17	Shares Purchased		Shares Sold	Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	35,516	14,779	(b)	—	50,295	$50,310	$126	(c)	$(1)	$8
BlackRock Cash Funds: Treasury, SL Agency Shares	17,215	38,575	(b)	—	55,790	55,790	668		—	—
iShares Edge MSCI Multifactor USA ETF	1,605	23,514		(23,573)	1,546	50,987	999		14,690	(739)

						$157,087	$1,793		$14,689	$(731)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$3,721	$—	$—	$—	$3,721

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)

(a)	Derivative not held at quarter-end. The amount shown in the Statement(s) of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI Multifactor USA Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$13,433,523	$—	$—	$13,433,523
Investment Companies	50,987	—	—	50,987
Short-Term Securities	106,100	—	—	106,100

	$13,590,610	$—	$—	$13,590,610

(a)	See above Schedule of Investments for values in each sector.

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Statements of Assets and Liabilities

July 31, 2018

	iShares Edge MSCI Min Vol EAFE Index Fund	iShares Edge MSCI Min Vol USA Index Fund	iShares Edge MSCI Multifactor Intl Index Fund	iShares Edge MSCI Multifactor USA Index Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$149,034,388	$12,229,552	$12,561,522	$13,433,523
Investments at value — affiliated(c)	681,444	193,411	24,206	157,087
Foreign currency at value(d)	646,240	57	3,172	—
Cash pledged for futures contracts	37,901	—	—	—
Receivables:
Dividends — unaffiliated	636,559	11,035	28,701	6,423
Capital shares sold	140,923	—	—	—
Investment adviser	1,306	35,230	32,186	40,501
From the Manager	699	674	634	634
Securities lending income — affiliated	537	37	16	9
Dividends — affiliated	167	46	—	59
Prepaid expenses	40,741	40,607	40,617	40,608

Total assets	151,220,905	12,510,649	12,691,054	13,678,844

LIABILITIES
Cash collateral on securities loaned at value	583,582	122,989	21,034	50,305
Payables:
Trustees’ and Officer’s fees	2,476	2,166	2,176	2,172
Board realignment and consolidation	699	674	634	634
Variation margin on futures contracts	312	—	—	—
Capital shares redeemed	19	—	—	—
Other accrued expenses	47,016	48,706	57,247	38,663

Total liabilities	634,104	174,535	81,091	91,774

NET ASSETS	$150,586,801	$12,336,114	$12,609,963	$13,587,070

NET ASSETS CONSIST OF
Paid-in capital	$135,080,646	$10,552,638	$10,443,524	$10,806,198
Undistributed (distributions in excess of) net investment income	47,107	15,403	(84,360)	7,549
Accumulated net realized gain	1,902,200	303,805	671,352	336,642
Net unrealized appreciation (depreciation)	13,556,848	1,464,268	1,579,447	2,436,681

NET ASSETS	$150,586,801	$12,336,114	$12,609,963	$13,587,070

(a) Investments at cost — unaffiliated	$135,481,237	$10,765,767	$10,981,987	$10,997,950
(b) Securities loaned at value	$552,500	$120,863	$19,899	$49,906
(c) Investments at cost — affiliated	$681,339	$192,928	$24,200	$155,979
(d) Foreign currency at cost	$646,385	$57	$3,176	$—

NET ASSET VALUE

Institutional:
Net assets	$710,370	$679,002	$532,980	$905,662

Shares outstanding(e)	65,085	57,987	43,831	71,058

Net asset value	$10.91	$11.71	$12.16	$12.75

Class K:
Net assets	$149,876,431	$11,657,112	$12,076,983	$12,681,408

Shares outstanding(e)	13,730,627	995,652	992,969	994,721

Net asset value	$10.92	$11.71	$12.16	$12.75

(e)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended July 31, 2018

	iShares Edge MSCI Min Vol EAFE Index Fund	iShares Edge MSCI Min Vol USA Index Fund	iShares Edge MSCI Multifactor Intl Index Fund	iShares Edge MSCI Multifactor USA Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$4,745,577	$244,532	$398,002	$244,375
Securities lending income — affiliated — net	6,742	423	385	126
Dividends — affiliated	3,324	2,154	189	1,667
Foreign taxes withheld	(370,481)	(20)	(33,610)	(19)

Total investment income	4,385,162	247,089	364,966	246,149

EXPENSES
Investment advisory	112,237	4,736	37,869	25,290
Registration	62,607	61,898	61,898	61,898
Custodian	62,363	2,926	11,955	1,984
Professional	43,242	48,970	48,811	63,139
Trustees and Officer	12,830	10,333	10,373	10,344
Pricing	11,613	—	10,175	—
Transfer agent — class specific	1,162	899	378	307
Accounting services	814	814	814	814
Board realignment and consolidation	699	674	634	634
Printing	518	522	461	461
Miscellaneous	9,391	5,972	6,498	5,957

Total expenses	317,476	137,744	189,866	170,828
Less:
Fees waived and/or reimbursed by the Manager	(63,724)	(121,398)	(151,562)	(145,173)
Transfer agent fees waived and/or reimbursed — class specific	(945)	(590)	(249)	(123)

Total expenses after fees waived and/or reimbursed	252,807	15,756	38,055	25,532

Net investment income	4,132,355	231,333	326,911	220,617

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,832,772	408,092	807,518	337,715
Investments — affiliated	6,955	6,993	6	14,689
Futures contracts	100,360	743	12,472	3,721
Forward foreign currency exchange contracts	—	—	650	—
Foreign currency transactions	(11,950)	—	(9,803)	—

	1,928,137	415,828	810,843	356,125

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	2,425,496	718,708	(196,816)	1,149,024
Investments — affiliated	105	(2,314)	6	(731)
Futures contracts	12,229	—	—	—
Foreign currency translations	(17,872)	—	(624)	—

	2,419,958	716,394	(197,434)	1,148,293

Net realized and unrealized gain	4,348,095	1,132,222	613,409	1,504,418

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,480,450	$1,363,555	$940,320	$1,725,035

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets

	iShares Edge MSCI Min Vol EAFE Index Fund		iShares Edge MSCI Min Vol USA Index Fund
	Year Ended July 31,		Year Ended July 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,132,355	$2,416,787	$231,333	$218,096
Net realized gain (loss)	1,928,137	387,400	415,828	(109,256)
Net change in unrealized appreciation	2,419,958	11,019,340	716,394	753,986

Net increase in net assets resulting from operations	8,480,450	13,823,527	1,363,555	862,826

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(16,668)	(4,744)	(13,730)	(4,781)
Class K	(4,266,356)	(2,349,012)	(227,773)	(198,221)
From net realized gain:
Institutional	(907)	(5)	—	(34)
Class K	(328,868)	(538)	—	(2,595)

Decrease in net assets resulting from distributions to shareholders	(4,612,799)	(2,354,299)	(241,503)	(205,631)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	22,875,934	102,252,695	14,304	516,085

NET ASSETS
Total increase in net assets	26,743,585	113,721,923	1,136,356	1,173,280
Beginning of year	123,843,216	10,121,293	11,199,758	10,026,478

End of year	$150,586,801	$123,843,216	$12,336,114	$11,199,758

Undistributed (distributions in excess of) net investment income, end of year	$47,107	$206,555	$15,403	$25,462

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Edge MSCI Multifactor Intl Index Fund		iShares Edge MSCI Multifactor USA Index Fund
	Year Ended July 31,		Year Ended July 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$326,911	$272,109	$220,617	$216,067
Net realized gain	810,843	156,412	356,125	458,463
Net change in unrealized appreciation (depreciation)	(197,434)	1,529,649	1,148,293	1,173,720

Net increase in net assets resulting from operations	940,320	1,958,170	1,725,035	1,848,250

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(12,972)	(3,210)	(6,853)	(2,514)
Class K	(569,031)	(259,793)	(232,148)	(202,489)
From net realized gain:
Institutional	(2,000)	(88)	(8,244)	(12)
Class K	(147,703)	(8,694)	(468,570)	(1,195)

Decrease in net assets resulting from distributions to shareholders	(731,706)	(271,785)	(715,815)	(206,210)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	422,324	38,256	744,484	74,913

NET ASSETS
Total increase in net assets	630,938	1,724,641	1,753,704	1,716,953
Beginning of year	11,979,025	10,254,384	11,833,366	10,116,413

End of year	$12,609,963	$11,979,025	$13,587,070	$11,833,366

Undistributed (distributions in excess of) net investment income, end of year	$(84,360)	$59,645	$7,549	$25,933

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Financial Highlights

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol EAFE Index Fund
	Institutional
	Year Ended July 31,			Period from 07/13/16 (a) to 07/31/16
	2018	2017
Net asset value, beginning of period	$10.60	$10.12		$10.00

Net investment income(b)	0.33	0.28		0.00	(c)
Net realized and unrealized gain	0.33	0.50		0.12

Net increase from investment operations	0.66	0.78		0.12

Distributions(d)
From net investment income	(0.32)	(0.30)		—
From net realized gain	(0.03)	(0.00	)(e)	—

Total distributions	(0.35)	(0.30)		—

Net asset value, end of period	$10.91	$10.60		$10.12

Total Return(f)
Based on net asset value	6.30%	7.90%		1.20	%(g)

Ratios to Average Net Assets
Total expenses	0.35%	1.35	%(h)(i)	3.97	%(j)(k)

Total expenses after fees waived and/or reimbursed	0.23%	0.22	%(h)	0.23	%(j)

Net investment income	3.02%	2.82	%(h)	0.70	%(j)

Supplemental Data
Net assets, end of period (000)	$710	$272		$101

Portfolio turnover rate	25%	48%		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.35%.
(j)	Annualized.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.44%.

See notes to financial statements.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol EAFE Index Fund (continued)
	Class K
	Year Ended July 31,			Period from 07/13/16 (a) to 7/31/16
	2018	2017
Net asset value, beginning of period	$10.59	$10.12		$10.00

Net investment income(b)	0.32	0.38		0.00	(c)
Net realized and unrealized gain	0.37	0.39		0.12

Net increase from investment operations	0.69	0.77		0.12

Distributions(d)
From net investment income	(0.33)	(0.30)		—
From net realized gain	(0.03)	(0.00	)(e)	—

Total distributions	(0.36)	(0.30)		—

Net asset value, end of period	$10.92	$10.59		$10.12

Total Return(f)
Based on net asset value	6.53%	7.84%		1.20	%(g)

Ratios to Average Net Assets
Total expenses	0.23%	0.46	%(h)(i)	3.90	%(j)(k)

Total expenses after fees waived and/or reimbursed	0.18%	0.18	%(h)	0.18	%(j)

Net investment income	2.95%	3.76	%(h)	0.75	%(j)

Supplemental Data
Net assets, end of period (000)	$149,876	$123,571		$10,020

Portfolio turnover rate	25%	48%		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.46%.
(j)	Annualized.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.37%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol USA Index Fund
	Institutional
	Year Ended July 31,			Period from 07/13/16 (a) to 07/31/16
	2018	2017
Net asset value, beginning of period	$10.65	$10.00		$10.00

Net investment income(b)	0.21	0.21		0.00	(c)
Net realized and unrealized gain (loss)	1.07	0.64		(0.00	)(d)

	1.28	0.85		0.00

Distributions(e)
From net investment income	(0.22)	(0.20)		—
From net realized gain	—	(0.00	)(d)	—

Total distributions	(0.22)	(0.20)		—

Net asset value, end of period	$11.71	$10.65		$10.00

Total Return(f)
Based on net asset value	12.17%	8.65%		0.00	%(g)

Ratios to Average Net Assets
Total expenses	1.28%	1.99	%(h)	2.81	%(i)(j)(k)

Total expenses after fees waived and/or reimbursed	0.18%	0.17%		0.18	%(i)(j)

Net investment income	1.92%	2.03%		0.85	%(i)(j)

Supplemental Data
Net assets, end of period (000)	$679	$650		$128

Portfolio turnover rate	32%	25%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Amount is greater than $(0.005) per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.99%.
(i)	Annualized.
(j)	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 11.78%.

See notes to financial statements.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol USA Index Fund (continued)
	Class K
	Year Ended July 31,			Period from 07/13/16 (a) to 7/31/16
	2018	2017
Net asset value, beginning of period	$10.65	$10.00		$10.00

Net investment income(b)	0.22	0.22		0.00	(c)
Net realized and unrealized gain (loss)	1.07	0.63		(0.00	)(d)

	1.29	0.85		0.00

Distributions(e)
From net investment income	(0.23)	(0.20)		—
From net realized gain	—	(0.00	)(d)	—

Total distributions	(0.23)	(0.20)		—

Net asset value, end of period	$11.71	$10.65		$10.00

Total Return(f)
Based on net asset value	12.21%	8.70%		0.00	%(g)

Ratios to Average Net Assets
Total expenses	1.16%	2.09	%(h)	2.75	%(i)(j)(k)

Total expenses after fees waived and/or reimbursed	0.13%	0.13%		0.13	%(i)(j)

Net investment income	1.96%	2.17%		0.87	%(i)(j)

Supplemental Data
Net assets, end of period (000)	$11,657	$10,550		$9,898

Portfolio turnover rate	32%	25%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Amount is greater than $(0.005) per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.09%.
(i)	Annualized.
(j)	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 11.99%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor Intl Index Fund
	Institutional
	Year Ended July 31,			Period from 07/13/16 (a) to 07/31/16
	2018	2017
Net asset value, beginning of period	$11.94	$10.25		$10.00

Net investment income(b)	0.36	0.30		0.01
Net realized and unrealized gain	0.58	1.66		0.24

	0.94	1.96		0.25

Distributions(c)
From net investment income	(0.57)	(0.26)		—
From net realized gain	(0.15)	(0.01)		—

Total distributions	(0.72)	(0.27)		—

Net asset value, end of period	$12.16	$11.94		$10.25

Total Return(d)
Based on net asset value	7.97%	19.32%		2.50	%(e)

Ratios to Average Net Assets
Total expenses	1.58%	2.34	%(f)	4.20	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.35%	0.39%		0.45	%(g)

Net investment income	2.89%	2.72%		1.39	%(g)

Supplemental Data
Net assets, end of period (000)	$533	$145		$103

Portfolio turnover rate	50%	44%		—

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.34%.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.62%.

See notes to financial statements.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor Intl Index Fund (continued)
	Class K
	Year Ended July 31,			Period from 07/13/16 (a) to 07/31/16
	2018	2017
Net asset value, beginning of period	$11.94	$10.25		$10.00

Net investment income(b)	0.32	0.27		0.01
Net realized and unrealized gain	0.62	1.69		0.24

	0.94	1.96		0.25

Distributions(c)
From net investment income	(0.57)	(0.26)		—
From net realized gain	(0.15)	(0.01)		—

Total distributions	(0.72)	(0.27)		—

Net asset value, end of period	$12.16	$11.94		$10.25

Total Return(d)
Based on net asset value	8.01%	19.37%		2.50	%(e)

Ratios to Average Net Assets
Total expenses	1.50%	2.39	%(f)	4.13	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.30%	0.36%		0.40	%(g)

Net investment income	2.58%	2.52%		1.44	%(g)

Supplemental Data
Net assets, end of period (000)	$12,077	$11,834		$10,152

Portfolio turnover rate	50%	44%		—

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.39%.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.55%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor USA Index Fund
	Institutional
	Year Ended July 31,			Period from 07/13/16 (a) to 07/31/16
	2018	2017
Net asset value, beginning of period	$11.76	$10.12		$10.00

Net investment income(b)	0.18	0.21		0.00	(c)
Net realized and unrealized gain	1.51	1.63		0.12

	1.69	1.84		0.12

Distributions(d)
From net investment income	(0.23)	(0.20)		—
From net realized gain	(0.47)	(0.00	)(e)	—

Total distributions	(0.70)	(0.20)		—

Net asset value, end of period	$12.75	$11.76		$10.12

Total Return(f)
Based on net asset value	14.67%	18.35%		1.20	%(g)

Ratios to Average Net Assets
Total expenses	1.42%	2.21	%(h)	2.54	%(i)(j)(k)

Total expenses after fees waived and/or reimbursed	0.25%	0.30%		0.35	%(i)(j)

Net investment income	1.48%	1.89%		0.29	%(i)(j)

Supplemental Data
Net assets, end of period (000)	$906	$194		$101

Portfolio turnover rate	52%	43%		—	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.21%.
(i)	Annualized.
(j)	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 11.73%.
(l)	Amount is less than 0.50%.

See notes to financial statements.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor USA Index Fund (continued)
	Class K
	Year Ended July 31,			Period from 07/13/16 (a) to 07/31/16
	2018	2017
Net asset value, beginning of period	$11.76	$10.12		$10.00

Net investment income(b)	0.22	0.21		0.00	(c)
Net realized and unrealized gain	1.47	1.63		0.12

	1.69	1.84		0.12

Distributions(d)
From net investment income	(0.23)	(0.20)		—
From net realized gain	(0.47)	(0.00	)(e)	—

Total distributions	(0.70)	(0.20)		—

Net asset value, end of period	$12.75	$11.76		$10.12

Total Return(f)
Based on net asset value	14.71%	18.40%		1.20	%(g)

Ratios to Average Net Assets
Total expenses	1.35%	2.17	%(h)	2.47	%(i)(j)(k)

Total expenses after fees waived and/or reimbursed	0.20%	0.26%		0.30	%(i)(j)

Net investment income	1.75%	1.98%		0.34	%(i)(j)

Supplemental Data
Net assets, end of period (000)	$12,681	$11,639		$10,015

Portfolio turnover rate	52%	43%		—	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.17%.
(i)	Annualized.
(j)	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 11.67%.
(l)	Amount is less than 0.50%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. Each Fund is a series of the Trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
iShares Edge MSCI Min Vol EAFE Index Fund	Min Vol EAFE	Diversified
iShares Edge MSCI Min Vol USA Index Fund	Min Vol USA	Diversified
iShares Edge MSCI Multifactor Intl Index Fund	MF International	Non-diversified
iShares Edge MSCI Multifactor USA Index Fund	MF USA	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold only to certain eligible investors.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Min Vol EAFE

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc	$451,014	$(451,014)	$—
JP Morgan Securities LLC	86,619	(86,619)	—
Morgan Stanley & Co. LLC	14,867	(14,867)	—

	$552,500	$(552,500)	$—

Min Vol USA

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc	$72,456	$(72,456)	$—
Morgan Stanley & Co. LLC	48,407	(48,407)	—

	$120,863	$(120,863)	$—

MF International

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc	$19,899	$(19,899)	$—

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

MF USA

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc	$23,436	$(23,436)	$—
Goldman Sachs & Co	26,470	(26,470)	—

	$49,906	$(49,906)	$—

(a)

Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above. Cash collateral has been received in connection with securities lending agreements as follows:

Min Vol EAFE	Min Vol USA	MF International	MF USA
$583,582	$122,989	$21,034	$50,305

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives on the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees
Min Vol EAFE	0.08%
Min Vol USA	0.04
MF International	0.30
MF USA	0.20

With respect to each Fund, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA, for services it provides for that portion of each Fund for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of each Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Class K	Total
Min Vol EAFE	$613	$549	$1,162
Min Vol USA	869	30	899
MF International	351	27	378
MF USA	274	33	307

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended July 31, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Class K	Total
Min Vol EAFE	$32	$543	$575
Min Vol USA	123	17	140
MF International	70	21	91
MF USA	43	21	64

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, the amounts waived were as follows:

Amount Waived
Min Vol EAFE	$188
Min Vol USA	39
MF International	9
MF USA	35

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Amount Waived
Min Vol EAFE	$120
Min Vol USA	25
MF International	—
MF USA	167

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Class K
Min Vol EAFE	0.23%	0.18%
Min Vol USA	0.18	0.13
MF International	0.35	0.30
MF USA	0.25	0.20

The Manager has agreed not to reduce or discontinue this contractual expense limitation through November 30, 2018, unless approved by the Board, including a majority of Independent Trustees or by a vote of a majority of the outstanding voting securities of the Funds.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended July 31, 2018, the amounts included in fees waived and/or reimbursed by the Manager were as follows:

Fees Waived and/or Reimbursed by the Manager
Min Vol EAFE	$62,717
Min Vol USA	120,660
MF International	150,919
MF USA	144,337

For the year ended July 31, 2018, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Class K	Total
Min Vol EAFE	$396	$549	$945
Min Vol USA	560	30	590
MF International	222	27	249
MF USA	90	33	123

The Funds have begun to incur expenses in connection with a potential realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, the amounts reimbursed for the Funds were as follows:

Amounts Reimbursed
Min Vol EAFE	$699
Min Vol USA	674
MF International	634
MF USA	634

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and
(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On July 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2019	2020
Min Vol EAFE
Fund Level	$180,765	$62,717
Institutional	21	396
Class K	549	549

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

	Expiring July 31,
	2019	2020
Min Vol USA
Fund Level	$196,454	$120,660
Institutional	49	560
Class K	549	30
MF International
Fund Level	$218,142	$150,919
Institutional	15	222
Class K	549	27
MF USA
Fund Level	$207,947	$144,337
Institutional	30	90
Class K	549	33
The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on July 31, 2018:

2018
Min Vol EAFE
Fund Level	$54,983
Institutional	—
Class K	49
Min Vol USA
Fund Level	$48,547
Institutional	1
Class K	48
MF International
Fund Level	$55,141
Institutional	1
Class K	49
MF USA
Fund Level	$46,403
Institutional	1
Class K	49

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each of Min Vol USA and MF USA retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Pursuant to a securities lending agreement, each of Min Vol EAFE and MF International retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: each of Min Vol USA and MF USA retains 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each of Min Vol EAFE and MF International retains 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended July 31, 2018, each Fund paid BTC the following amounts for securities lending agent services:

	Min Vol EAFE	Min Vol USA	MF International	MF USA
BTC	$1,543	$157	$88	$46

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Funds are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	Min Vol EAFE	Min Vol USA	MF International	MF USA
Purchases	$57,191,988	$3,789,269	$6,284,361	$6,681,262
Sales	35,255,560	3,789,837	6,188,806	6,469,846

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, income recognized from pass-through entities, the sale of stock of passive foreign investment companies, and the characterization of corporate actions were reclassified to the following accounts:

	Min Vol EAFE	Min Vol USA	MF Intl
Undistributed (distributions in excess of) net investment income	$(8,779)	$111	$111,087
Accumulated net realized gain	8,779	(111)	(111,087)

The tax character of distributions was as follows:

	Min Vol EAFE	Min Vol USA	MF Intl	MF USA
Ordinary income
07/31/18	$4,596,633	$241,503	$718,659	$692,891
07/31/17	2,354,062	204,952	267,755	205,531
Long-term capital gains
07/31/18	16,166	—	13,047	22,924
07/31/17	237	679	4,030	679

Total
07/31/18	$4,612,799	$241,503	$731,706	$715,815

07/31/17	$2,354,299	$205,631	$271,785	$206,210

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Min Vol EAFE	Min Vol USA	MF Intl	MF USA
Undistributed ordinary income	$1,445,998	$15,403	$139,902	$117,934
Undistributed long-term capital gains	990,726	315,551	543,012	235,201
Net unrealized gains/losses(a)	13,069,431	1,452,522	1,483,525	2,427,737

	$15,506,155	$1,783,476	$2,166,439	$2,780,872

(a)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, and the realization for tax purposes of unrealized gains/losses on certain futures contracts.

As of July 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Min Vol EAFE	Min Vol USA	MF Intl	MF USA
Tax cost	$136,644,936	$10,970,441	$11,102,109	$11,162,873

Gross unrealized appreciation	$16,885,366	$1,747,953	$1,932,866	$2,664,813
Gross unrealized depreciation	(3,811,173)	(295,431)	(449,247)	(237,076)

Net unrealized appreciation	$13,074,193	$1,452,522	$1,483,619	$2,427,737

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Trust, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/18		Year Ended 07/31/17
Min Vol EAFE	Shares	Amount	Shares	Amount
Institutional
Shares sold	41,626	$451,065	15,600	$164,214
Shares issued in reinvestment of distributions	1,303	14,075	167	1,766
Shares redeemed	(3,542)	(38,524)	(69)	(733)

Net increase	39,387	$426,616	15,698	$165,247

Class K
Shares sold	2,390,610	$25,990,382	10,741,770	$102,711,946
Shares issued in reinvestment of distributions	393,068	4,244,956	199,027	2,050,322
Shares redeemed	(716,325)	(7,786,020)	(267,523)	(2,674,820)

Net increase	2,067,353	$22,449,318	10,673,274	$102,087,448

Total Net Increase	2,106,740	$22,875,934	10,688,972	$102,252,695

Min Vol USA	Shares	Amount	Shares	Amount
Institutional
Shares sold	21,422	$237,943	73,126	$755,318
Shares issued in reinvestment of distributions	1,029	11,497	271	2,824
Shares redeemed	(25,504)	(282,438)	(25,187)	(248,996)

Net increase (decrease)	(3,053)	$(32,998)	48,210	$509,146

Class K
Shares sold	14,941	$161,592	713	$6,905
Shares issued in reinvestment of distributions	197	2,189	6	63
Shares redeemed	(10,205)	(116,479)	—	(29)

Net increase	4,933	$47,302	719	$6,939

Total Net Increase	1,880	$14,304	48,929	$516,085

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

	Year Ended 07/31/18		Year Ended 07/31/17
MF International	Shares	Amount	Shares	Amount
Institutional
Shares sold	32,428	$405,759	4,416	$49,195
Shares issued in reinvestment of distributions	648	7,795	54	632
Shares redeemed	(1,398)	(17,456)	(2,317)	(27,554)

Net increase	31,678	$396,098	2,153	$22,273

Class K
Shares sold	11,747	$148,208	1,337	$15,797
Shares issued in reinvestment of distributions	105	1,266	16	186
Shares redeemed	(10,236)	(123,248)	—	—

Net increase	1,616	$26,226	1,353	$15,983

Total Net Increase	33,294	$422,324	3,506	$38,256

MF USA	Shares	Amount	Shares	Amount
Institutional
Shares sold	56,317	$708,681	7,826	$90,198
Shares issued in reinvestment of distributions	652	8,083	44	515
Shares redeemed	(2,435)	(30,816)	(1,346)	(15,800)

Net increase	54,534	$685,948	6,524	$74,913

Class K
Shares sold	4,676	$57,977	—	$—
Shares issued in reinvestment of distributions	140	1,730	—	—
Shares redeemed	(95)	(1,171)	—	—

Net increase	4,721	$58,536	—	—

Total Net Increase	59,255	$744,484	6,524	$74,913

As of July 31, 2018, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

	Institutional	Class K
Min Vol EAFE	10,000	990,000
Min Vol USA	10,000	990,000
MF International	10,000	990,000
MF USA	10,000	990,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of

iShares Edge MSCI Min Vol EAFE Index Fund, iShares Edge MSCI Min Vol USA Index Fund, iShares Edge MSCI Multifactor Intl Index Fund and iShares Edge MSCI Multifactor USA Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Edge MSCI Min Vol EAFE Index Fund, iShares Edge MSCI Min Vol USA Index Fund, iShares Edge MSCI Multifactor Intl Index Fund and iShares Edge MSCI Multifactor USA Index Fund (four of the funds constituting BlackRock Funds, hereafter collectively referred to as the “Funds”) as of July 31, 2018, the related statements of operations for the year ended July 31, 2018, the statements of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 27, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

During fiscal year ended July 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Date	Min Vol EAFE		Min Vol USA	MF Intl		MF USA
Qualified Dividend Income for Individuals(a)	10/13/17	65.04%	(b)	83.32%	53.43%	(b)	22.05%
	12/18/17	57.55%	(b)	80.83%	49.34%	(b)	36.94%
	04/12/18	60.33%	(b)	97.95%	67.26%	(b)	53.75%
	07/20/18	60.33%	(b)	97.95%	67.26%	(b)	53.75%
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	Quarterly	—		84.73%	—		57.42%
Foreign Source Income	Quarterly	71.81%	(b)	—	68.72%	(b)	—
Foreign Taxes Paid Per Share(c)	10/13/17	$0.005031		—	$0.009374		—
	12/18/17	$0.001553		—	$0.010968		—
	04/12/18	$0.007243		—	$0.006832		—
	07/20/18	$0.013013		—	$0.019814		—
Qualified Short-Term Capital Gains per share for Non-U.S. Residents(d)	12/18/17	41.91%		—	36.84%		87.60%
Long Term Cap Gains Paid Per Share	12/18/17	$0.001251		—	$0.012985		$0.022698

(a)	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
(b)	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
(c)

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(d)	Represents the per share portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	57

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of iShares Edge MSCI Min Vol EAFE Index Fund (“Min Vol EAFE Index Fund”), iShares Edge MSCI Min Vol USA Index Fund (“Min Vol USA Index Fund”), iShares Edge MSCI Multifactor International Index Fund (“Multifactor Intl Index Fund”) and iShares Edge MSCI Multifactor USA Index Fund (“Multifactor USA Index Fund,” and together with Min Vol EAFE Index Fund, Min Vol USA Index and Multifactor Intl Index Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to each of the Funds (the “Sub-Advisory Agreement”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. The Board’s consideration of the Agreements is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of Fund service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-year period reported, the net performance of each of Min Vol USA Index Fund, Multifactor Intl Index Fund and Multifactor USA Index Fund was within the tolerance range of the pertinent Fund’s benchmark.

The Board noted that for the one-year period reported, Min Vol EAFE Index Fund’s net performance was out of the tolerance range of its benchmark. The Board and BlackRock reviewed the Fund’s out of tolerance performance over the applicable period. The Board was informed that, among other things, the Fund underperformed its benchmark and breached its lower tolerance, primarily driven by negative performance stemming from the impact of post-notified flows. Post-notified activity is a source of performance variation, relative to the benchmark, because the flow information is received after the close of the effective date of the activity introducing either a drag or boost to performance.

BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for each Fund.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	59

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each respective Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Min Vol USA Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers.

The Board noted that Min Vol EAFE Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers.

The Board noted that Multifactor USA Index Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board agreed to a lower advisory fee rate. This reduction was implemented on March 16, 2017.

The Board noted that Multifactor Intl Index Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the first and fourth quartiles, respectively, relative to the Fund’s Expense Peers.

The Board also noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, as applicable, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	61

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board(d) and Trustee (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	27 RICs consisting of 142 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018)(d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	27 RICs consisting of 142 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	27 RICs consisting of 142 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	27 RICs consisting of 142 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	27 RICs consisting of 142 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	27 RICs consisting of 142 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	27 RICs consisting of 142 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	27 RICs consisting of 142 Portfolios	None

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	27 RICs consisting of 142 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	27 RICs consisting of 142 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	27 RICs consisting of 142 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock's Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock's Human Capital Committee; Global Head of BlackRock's Retail and iShares® businesses from 2012 to 2016.	130 RICs consisting of 317 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	130 RICs consisting of 317 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr.Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

TRUSTEE AND OFFICER INFORMATION	63

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 537-4942.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 537-4942.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 537-4942; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 537-4942 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 537-4942 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	65

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts
ETF	Exchange-Traded Fund
FTSE	Financial Times Stock Exchange
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust
S&P	S&P Global Ratings

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MFMV-7/18-AR

JULY 31, 2018

ANNUAL REPORT

BlackRock FundsSM

➢	iShares Edge MSCI USA Momentum Factor Index Fund
➢	iShares Edge MSCI USA Quality Factor Index Fund
➢	iShares Edge MSCI USA Size Factor Index Fund
➢	iShares Edge MSCI USA Value Factor Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended July 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market, while Turkey became embroiled in a currency crisis shortly after the end of the reporting period.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.3 trillion balance sheet by approximately $180 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.70%	16.24%
U.S. small cap equities (Russell 2000® Index)	6.75	18.73
International equities (MSCI Europe, Australasia, Far East Index)	(5.12)	6.40
Emerging market equities (MSCI Emerging Markets Index)	(11.94)	4.36
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.85	1.43
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.95)	(3.66)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.45)	(0.80)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.20	1.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.65	2.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2018	iShares Edge MSCI USA Momentum Factor Index Fund

Investment Objective

iShares Edge MSCI USA Momentum Factor Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index that measures the performance of U.S. large- and mid-capitalization stocks exhibiting relatively higher momentum characteristics.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2018, the Fund’s Institutional Shares returned 22.65%, while Class K Shares returned 22.77%. The benchmark MSCI USA Momentum Index returned 23.02% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2017, investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season. This backdrop pushed volatility to the lowest levels in recorded history, with the CBOE Volatility Index (which shows the market’s expectation of 30-day volatility) averaging a record low of 10.9 in the quarter.

Domestic rates moved modestly higher as investors’ balanced news on monetary, fiscal and geopolitical fronts. In the September Federal Open Market Committee (“FOMC”) announcement, the committee announced they would keep interest rates unchanged and initiate their balance sheet normalization in October.

Additionally, amid short-term, hurricane-related inflationary and economic growth pressures, the FOMC found inflation to remain somewhat below 2% in the near term, and expected it to stabilize around 2% by 2019. Real gross domestic product (“GDP”) growth was revised higher for 2017, from 2.2% to 2.4%. The ten-year U.S. Treasury yield ended the third quarter of 2017 two basis points higher at 2.33%.

The U.S. economy continued to demonstrate strength throughout the fourth quarter of 2017. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included nominal third quarter GDP surging 4.1% year over year, real GDP increasing 2.3% year over year, and broad aggregate S&P 500® earnings growth was 6.6%.

In the beginning of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and information technology names. However, as the first quarter of 2018 progressed, a combination of economic over-heating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets.

From a sector standpoint, technology and consumer discretionary stocks outperformed, due to their impressive early-quarter runs. Later in the first quarter of 2018, negative headlines regarding Facebook’s usage of user data, FAANMG regulation (regulation that was considered after the breach of consumer data by Facebook), and artificial intelligence weighed on the sector. Although the first quarter was plagued with volatility, the defensive sectors of telecommunications and consumer staples were the worst performing in the S&P 500® Index.

Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter of 2018. The unemployment rate remained at multi-decade lows, consumer confidence was high by historical standards, and both the Institute for Supply Management Index manufacturing and non-manufacturing components accelerated. This supported the Fed’s decision to increase interest rates in March and to revise higher their rate hike expectations for 2019. The combination of increased interest rate expectations, a strong economic backdrop, in addition to technical issues regarding the deficit, drove selling in U.S. Treasuries. The ten-year U.S. Treasury yield increased by 0.33% in the first quarter of 2018 to 2.75%.

Despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism in the second quarter of 2018, investors found confidence in strong U.S. economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic reports throughout the second quarter of 2018 also indicated strong economic conditions. Additionally, the core personal consumption expenditure hit the Fed’s target rate of 2%, supporting their decision to raise rates in June. The Fed has also signaled the likelihood of two additional hikes this year. The average level of the CBOE Volatility Index was 15.3 in the second quarter, lower than the 17.4 experienced in the first quarter of 2018.

From a sector standpoint, energy outperformed as a prolonged period of higher crude oil prices increased the attractiveness of energy company shares. In addition to the fact that West Texas Intermediate crude appreciated throughout the second quarter of 2018 and reached $77 per barrel in June, the exercising of cost discipline by U.S. producers, evident from low levels of capital expenditure from first quarter earnings reports, was supportive for investor sentiment given uncertainty over OPEC production plans.

Elsewhere, financials underperformed all other sectors, led lower by shares of diversified financial services companies. While deregulation provided a tailwind for regional banks, investor sentiment on the broader sector was fraught by the narrowing term structure of the U.S. Treasury curve, uncertainty ahead of the Comprehensive Capital Analysis and Review stress tests (an annual exercise by the Fed to assess the largest bank holding companies operating in the United States), and global protectionism.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the MSCI USA Momentum Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

4	2018 ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	iShares Edge MSCI USA Momentum Factor Index Fund

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Amazon.com, Inc.	6%
Microsoft Corp.	5
Visa, Inc.	5
Boeing Co.	5
JPMorgan Chase & Co.	4
Mastercard, Inc.	4
Cisco Systems, Inc.	4
Intel Corp.	3
Netflix, Inc.	3
Adobe Systems, Inc.	3

SECTOR ALLOCATION

Sector Allocation	Percent of Net Assets
Information Technology	40%
Consumer Discretionary	19
Financials	13
Industrials	11
Health Care	9
Energy	4
Short-Term Securities	4
Consumer Staples	3
Investment Companies	1
Real Estate(a)	—
Utilities(a)	—
Materials(a)	—
Liabilities in Excess of Other Assets	(4)

(a)	Less than 1%.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(c)	The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI USA Momentum Index.
(d)

An index that is designed to reflect the performance of an equity momentum strategy by emphasizing stocks with high price momentum, while maintaining reasonably high trading liquidity, investment capacity and moderate index turnover.

FUND SUMMARY	5

Fund Summary as of July 31, 2018 (continued)	iShares Edge MSCI USA Momentum Factor Index Fund

Performance Summary for the Period Ended July 31, 2018

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	0.69%	22.65%	27.37%
Class K	0.77	22.77	27.47
MSCI USA Momentum Index	0.79	23.02	27.80

(a)	See “About Fund Performance” on page 16 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on December 20, 2016.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During the Period (a)	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,006.90	$0.95	$1,000.00	$1,023.85	$0.95	0.19%
Class K	$1,000.00	$1,007.70	$0.75	$1,000.00	$1,024.05	$0.75	0.15%

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

6	2018 ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018	iShares Edge MSCI USA Quality Factor Index Fund

Investment Objective

iShares Edge MSCI USA Quality Factor Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index that measures the performance of U.S. large- and mid-capitalization stocks as identified through three fundamental variables: return on equity, earnings variability and debt-to-equity.

Portfolio Management Commentary

How did the Fund perform?

For the period from inception through September 1, 2017, the Fund was not managed to the MSCI USA Sector Neutral Quality Index and the Fund’s total returns are the returns of the Fund when it inadvertently tracked the MSCI USA Quality Index.

For the 12-month period ended July 31, 2018, the Fund’s Institutional Shares returned 17.41%, while Class K Shares returned 17.35%. The benchmark MSCI USA Sector Neutral Quality Index returned 17.53% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2017, investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season. This backdrop pushed volatility to the lowest levels in recorded history, with the CBOE Volatility Index (which shows the market’s expectation of 30-day volatility) averaging a record low of 10.9 in the quarter.

Domestic rates moved modestly higher as investors’ balanced news on monetary, fiscal and geopolitical fronts. In the September Federal Open Market Committee (“FOMC”) announcement, the committee announced they would keep interest rates unchanged and initiate their balance sheet normalization in October.

Additionally, amid short-term, hurricane-related inflationary and economic growth pressures, the FOMC found inflation to remain somewhat below 2% in the near term, and expected it to stabilize around 2% by 2019. Real gross domestic product (“GDP”) growth was revised higher for 2017, from 2.2% to 2.4%. The ten-year U.S. Treasury yield ended the third quarter of 2017 two basis points higher at 2.33%.

The U.S. economy continued to demonstrate strength throughout the fourth quarter of 2017. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included nominal third quarter GDP surging 4.1% year over year, real GDP increasing 2.3% year over year, and broad aggregate S&P 500® earnings growth was 6.6%.

In the beginning of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and information technology names. However, as the first quarter of 2018 progressed, a combination of economic over-heating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets.

From a sector standpoint, technology and consumer discretionary stocks outperformed, due to their impressive early-quarter runs. Later in the first quarter of 2018, negative headlines regarding Facebook’s usage of user data, FAANMG regulation (regulation that was considered after the breach of consumer data by Facebook), and artificial intelligence weighed on the sector. Although the first quarter was plagued with volatility, the defensive sectors of telecommunications and consumer staples were the worst performing in the S&P 500® Index.

Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter of 2018. The unemployment rate remained at multi-decade lows, consumer confidence was high by historical standards, and both the Institute for Supply Management Index manufacturing and non-manufacturing components accelerated. This supported the Fed’s decision to increase interest rates in March and to revise higher their rate hike expectations for 2019. The combination of increased interest rate expectations, a strong economic backdrop, in addition to technical issues regarding the deficit, drove selling in U.S. Treasuries. The ten-year U.S. Treasury yield increased by 0.33% in the first quarter of 2018 to 2.75%.

Despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism in the second quarter of 2018, investors found confidence in strong U.S. economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic reports throughout the second quarter of 2018 also indicated strong economic conditions. Additionally, the core personal consumption expenditure hit the Fed’s target rate of 2%, supporting their decision to raise rates in June. The Fed has also signaled the likelihood of two additional hikes this year. The average level of the CBOE Volatility Index was 15.3 in the second quarter, lower than the 17.4 experienced in the first quarter of 2018.

From a sector standpoint, energy outperformed as a prolonged period of higher crude oil prices increased the attractiveness of energy company shares. In addition to the fact that West Texas Intermediate crude appreciated throughout the second quarter of 2018 and reached $77 per barrel in June, the exercising of cost discipline by U.S. producers, evident from low levels of capital expenditure from first quarter earnings reports, was supportive for investor sentiment given uncertainty over OPEC production plans.

Elsewhere, financials underperformed all other sectors, led lower by shares of diversified financial services companies. While deregulation provided a tailwind for regional banks, investor sentiment on the broader sector was fraught by the narrowing term structure of the U.S. Treasury curve, uncertainty ahead of the Comprehensive Capital Analysis and Review stress tests (an annual exercise by the Fed to assess the largest bank holding companies operating in the United States), and global protectionism.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the MSCI USA Sector Neutral Quality Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

FUND SUMMARY	7

Fund Summary as of July 31, 2018 (continued)	iShares Edge MSCI USA Quality Factor Index Fund

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Apple, Inc.	5%
Johnson & Johnson	5
Mastercard, Inc.	4
Visa, Inc.	3
Exxon Mobil Corp.	3
Altria Group, Inc.	3
3M Co.	3
NVIDIA Corp.	3
BlackRock, Inc.	2
NIKE, Inc.	2

SECTOR ALLOCATION

Sector Allocation	Percent of Net Assets
Information Technology	26%
Health Care	15
Financials	13
Consumer Discretionary	13
Industrials	10
Consumer Staples	7
Energy	6
Utilities	3
Real Estate	3
Materials	2
Short-Term Securities	2
Telecommunication Services	2
Investment Companies(a)	—
Liabilities in Excess of Other Assets	(2)

(a)	Less than 1%.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(c)

The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI USA Sector Neutral Quality Index. For the period from inception through September 1, 2017, the Fund was not managed to the MSCI USA Sector Neutral Quality Index and the Fund’s total returns are the returns of the Fund when it inadvertently tracked the MSCI USA Quality Index.

(d)

An index that aims to capture the performance of securities that exhibit stronger quality characteristics relative to their peers within the same GICS® sector by identifying stocks with high quality scores based on three main fundamental variables: high return on equity, low leverage and low earnings variability.

8	2018 ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	iShares Edge MSCI USA Quality Factor Index Fund

Performance Summary for the Period Ended July 31, 2018

		Average Annual Total Returns (a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	0.48%	17.41%	17.29%
Class K	0.49	17.35	17.34
MSCI USA Sector Neutral Quality Index	0.87	17.53	16.36

(a)	See “About Fund Performance” on page 16 for a detailed description of share classes, including any related fees.
(b)

For the period from inception through September 1, 2017, the Fund was not managed to the MSCI USA Sector Neutral Quality Index and the Fund’s total returns are the returns of the Fund when it inadvertently tracked the MSCI USA Quality Index.

(c)	The Fund commenced operations on December 20, 2016.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During the Period (a)	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,004.80	$0.89	$1,000.00	$1,023.90	$0.90	0.18%
Class K	$1,000.00	$1,004.90	$0.75	$1,000.00	$1,024.05	$0.75	0.15%

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	9

Fund Summary as of July 31, 2018	iShares Edge MSCI USA Size Factor Index Fund

Investment Objective

iShares Edge MSCI USA Size Factor Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with relatively smaller average market capitalization.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2018, the Fund’s Institutional Shares returned 12.19%, while Class K Shares returned 12.23%. The benchmark MSCI USA Risk Weighted Index returned 12.31% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2017, investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season. This backdrop pushed volatility to the lowest levels in recorded history, with the CBOE Volatility Index (which shows the market’s expectation of 30-day volatility) averaging a record low of 10.9 in the quarter.

Domestic rates moved modestly higher as investors’ balanced news on monetary, fiscal and geopolitical fronts. In the September Federal Open Market Committee (“FOMC”) announcement, the committee announced they would keep interest rates unchanged and initiate their balance sheet normalization in October.

Additionally, amid short-term, hurricane-related inflationary and economic growth pressures, the FOMC found inflation to remain somewhat below 2% in the near term, and expected it to stabilize around 2% by 2019. Real gross domestic product (“GDP”) growth was revised higher for 2017, from 2.2% to 2.4%. The ten-year U.S. Treasury yield ended the third quarter of 2017 two basis points higher at 2.33%.

The U.S. economy continued to demonstrate strength throughout the fourth quarter of 2017. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included nominal third quarter GDP surging 4.1% year over year, real GDP increasing 2.3% year over year, and broad aggregate S&P 500® earnings growth was 6.6%.

In the beginning of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and information technology names. However, as the first quarter of 2018 progressed, a combination of economic over-heating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets.

From a sector standpoint, technology and consumer discretionary stocks outperformed, due to their impressive early-quarter runs. Later in the first quarter of 2018, negative headlines regarding Facebook’s usage of user data, FAANMG regulation (regulation that was considered after the breach of consumer data by Facebook), and artificial intelligence weighed on the sector. Although the first quarter was plagued with volatility, the defensive sectors of telecommunications and consumer staples were the worst performing in the S&P 500® Index.

Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter of 2018. The unemployment rate remained at multi-decade lows, consumer confidence was high by historical standards, and both the Institute for Supply Management Index manufacturing and non-manufacturing components accelerated. This supported the Fed’s decision to increase interest rates in March and to revise higher their rate hike expectations for 2019. The combination of increased interest rate expectations, a strong economic backdrop, in addition to technical issues regarding the deficit, drove selling in U.S. Treasuries. The ten-year U.S. Treasury yield increased by 0.33% in the first quarter of 2018 to 2.75%.

Despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism in the second quarter of 2018, investors found confidence in strong U.S. economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic reports throughout the second quarter of 2018 also indicated strong economic conditions. Additionally, the core personal consumption expenditure hit the Fed’s target rate of 2%, supporting their decision to raise rates in June. The Fed has also signaled the likelihood of two additional hikes this year. The average level of the CBOE Volatility Index was 15.3 in the second quarter, lower than the 17.4 experienced in the first quarter of 2018.

From a sector standpoint, energy outperformed as a prolonged period of higher crude oil prices increased the attractiveness of energy company shares. In addition to the fact that West Texas Intermediate crude appreciated throughout the second quarter of 2018 and reached $77 per barrel in June, the exercising of cost discipline by U.S. producers, evident from low levels of capital expenditure from first quarter earnings reports, was supportive for investor sentiment given uncertainty over OPEC production plans.

Elsewhere, financials underperformed all other sectors, led lower by shares of diversified financial services companies. While deregulation provided a tailwind for regional banks, investor sentiment on the broader sector was fraught by the narrowing term structure of the U.S. Treasury curve, uncertainty ahead of the Comprehensive Capital Analysis and Review stress tests (an annual exercise by the Fed to assess the largest bank holding companies operating in the United States), and global protectionism.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the MSCI USA Risk Weighted Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

10	2018 ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	iShares Edge MSCI USA Size Factor Index Fund

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
iShares Edge MSCI USA Size Factor ETF	1.0%
Evergy, Inc.	0.6
PepsiCo, Inc.	0.5
Coca-Cola Co.	0.5
Republic Services, Inc.	0.4
Waste Management, Inc.	0.4
Southern Co.	0.4
Procter & Gamble Co.	0.4
DTE Energy Co.	0.4
Johnson & Johnson	0.4

SECTOR ALLOCATION

Sector Allocation	Percent of Net Assets
Financials	16%
Industrials	14
Information Technology	13
Consumer Discretionary	12
Health Care	10
Utilities	10
Consumer Staples	8
Real Estate	8
Materials	4
Energy	3
Short-Term Securities	2
Investment Companies	1
Telecommunication Services	1
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(c)	The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI USA Risk Weighted Index.
(d)	An index that seeks to emphasize stocks with lower historical return variance and tends to have a bias towards lower size and lower risk stocks.

FUND SUMMARY	11

Fund Summary as of July 31, 2018 (continued)	iShares Edge MSCI USA Size Factor Index Fund

Performance Summary for the Period Ended July 31, 2018

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	0.59%	12.19%	13.59%
Class K	0.61	12.23	13.63
MSCI USA Risk Weighted Index	0.62	12.31	13.78

(a)	See “About Fund Performance” on page 16 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on December 20, 2016.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During the Period (a)	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,005.90	$0.90	$1,000.00	$1,023.90	$0.90	0.18%
Class K	$1,000.00	$1,006.10	$0.75	$1,000.00	$1,024.05	$0.75	0.15%

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

12	2018 ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018	iShares Edge MSCI USA Value Factor Index Fund

Investment Objective

iShares Edge MSCI USA Value Factor Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index that measures the performance of U.S. large- and mid-capitalization stocks with value characteristics and relatively lower valuations.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2018, the Fund’s Institutional Shares returned 16.33%, while Class K Shares returned 16.46%. The benchmark MSCI USA Enhanced Value Index returned 16.64% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2017, investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season. This backdrop pushed volatility to the lowest levels in recorded history, with the CBOE Volatility Index (which shows the market’s expectation of 30-day volatility) averaging a record low of 10.9 in the quarter.

Domestic rates moved modestly higher as investors’ balanced news on monetary, fiscal and geopolitical fronts. In the September Federal Open Market Committee (“FOMC”) announcement, the committee announced they would keep interest rates unchanged and initiate their balance sheet normalization in October.

Additionally, amid short-term, hurricane-related inflationary and economic growth pressures, the FOMC found inflation to remain somewhat below 2% in the near term, and expected it to stabilize around 2% by 2019. Real gross domestic product (“GDP”) growth was revised higher for 2017, from 2.2% to 2.4%. The ten-year U.S. Treasury yield ended the third quarter of 2017 two basis points higher at 2.33%.

The U.S. economy continued to demonstrate strength throughout the fourth quarter of 2017. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included nominal third quarter GDP surging 4.1% year over year, real GDP increasing 2.3% year over year, and broad aggregate S&P 500® earnings growth was 6.6%.

In the beginning of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and information technology names. However, as the first quarter of 2018 progressed, a combination of economic over-heating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets.

From a sector standpoint, technology and consumer discretionary stocks outperformed, due to their impressive early-quarter runs. Later in the first quarter of 2018, negative headlines regarding Facebook’s usage of user data, FAANMG regulation (regulation that was considered after the breach of consumer data by Facebook), and artificial intelligence weighed on the sector. Although the first quarter was plagued with volatility, the defensive sectors of telecommunications and consumer staples were the worst performing in the S&P 500® Index.

Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter of 2018. The unemployment rate remained at multi-decade lows, consumer confidence was high by historical standards, and both the Institute for Supply Management Index manufacturing and non-manufacturing components accelerated. This supported the Fed’s decision to increase interest rates in March and to revise higher their rate hike expectations for 2019. The combination of increased interest rate expectations, a strong economic backdrop, in addition to technical issues regarding the deficit, drove selling in U.S. Treasuries. The ten-year U.S. Treasury yield increased by 0.33% in the first quarter of 2018 to 2.75%.

Despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism in the second quarter of 2018, investors found confidence in strong U.S. economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic reports throughout the second quarter of 2018 also indicated strong economic conditions. Additionally, the core personal consumption expenditure hit the Fed’s target rate of 2%, supporting their decision to raise rates in June. The Fed has also signaled the likelihood of two additional hikes this year. The average level of the CBOE Volatility Index was 15.3 in the second quarter, lower than the 17.4 experienced in the first quarter of 2018.

From a sector standpoint, energy outperformed as a prolonged period of higher crude oil prices increased the attractiveness of energy company shares. In addition to the fact that West Texas Intermediate crude appreciated throughout the second quarter of 2018 and reached $77 per barrel in June, the exercising of cost discipline by U.S. producers, evident from low levels of capital expenditure from first quarter earnings reports, was supportive for investor sentiment given uncertainty over OPEC production plans.

Elsewhere, financials underperformed all other sectors, led lower by shares of diversified financial services companies. While deregulation provided a tailwind for regional banks, investor sentiment on the broader sector was fraught by the narrowing term structure of the U.S. Treasury curve, uncertainty ahead of the Comprehensive Capital Analysis and Review stress tests (an annual exercise by the Fed to assess the largest bank holding companies operating in the United States), and global protectionism.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the MSCI USA Enhanced Value Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

FUND SUMMARY	13

Fund Summary as of July 31, 2018 (continued)	iShares Edge MSCI USA Value Factor Index Fund

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Apple, Inc.	10%
Pfizer, Inc.	4
Bank of America Corp.	3
General Motors Co.	3
Chevron Corp.	3
Intel Corp.	3
Citigroup, Inc.	3
Cisco Systems, Inc.	3
Walmart, Inc.	2
Gilead Sciences, Inc.	2

SECTOR ALLOCATION

Sector Allocation	Percent of Net Assets
Information Technology	25%
Health Care	14
Financials	14
Consumer Discretionary	13
Industrials	10
Consumer Staples	7
Energy	6
Materials	3
Utilities	3
Real Estate	3
Telecommunication Services	2
Investment Companies(a)	—
Short-Term Securities(a)	—
Other Assets Less Liabilities(a)	—

(a)	Less than 1%.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(c)	The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI USA Enhanced Value Index.
(d)	An index that is designed to represent the performance of securities that exhibit higher value characteristics relative to their peers within the corresponding GICS® sector.

14	2018 ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	iShares Edge MSCI USA Value Factor Index Fund

Performance Summary for the Period Ended July 31, 2018

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	(1.01)%	16.33%	14.05%
Class K	(0.92)	16.46	14.15
MSCI USA Enhanced Value Index	(0.91)	16.64	14.34

(a)	See “About Fund Performance” on page 16 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on December 20, 2016.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During the Period (a)	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$989.90	$0.84	$1,000.00	$1,023.95	$0.85	0.17%
Class K	$1,000.00	$990.80	$0.74	$1,000.00	$1,024.05	$0.75	0.15%

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	15

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors (the “Manager”), the Funds’ investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown on the previous pages, which are based on a hypothetical investment of $1,000 invested on February 1, 2018 and held through July 31, 2018, are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

16	2018 ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	iShares Edge MSCI USA Momentum Factor Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.0%

Aerospace & Defense — 6.9%
Boeing Co.	2,097	$747,161
Harris Corp.	294	48,495
Northrop Grumman Corp.	372	111,782
Raytheon Co.	711	140,800
Spirit Aerosystems Holdings, Inc., Class A	191	17,811

		1,066,049
Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.	330	30,436
XPO Logistics, Inc.(a)	330	32,907

		63,343
Auto Components — 0.1%
Autoliv, Inc.	148	15,164

Banks — 5.3%
Comerica, Inc.	371	35,965
JPMorgan Chase & Co.	6,027	692,803
Regions Financial Corp.	2,436	45,334
SVB Financial Group(a)	149	45,874

		819,976
Beverages — 0.3%
Brown-Forman Corp., Class B	892	47,472

Biotechnology — 1.8%
AbbVie, Inc.	2,950	272,078

Capital Markets — 5.9%
BlackRock, Inc.(e)	262	131,723
Charles Schwab Corp.	2,900	148,074
CME Group, Inc.	858	136,525
E*Trade Financial Corp.(a)	929	55,563
Moody’s Corp.	400	68,448
MSCI, Inc.	316	52,516
Nasdaq, Inc.	322	29,431
S&P Global, Inc.	769	154,138
T. Rowe Price Group, Inc.	825	98,241
TD Ameritrade Holding Corp.	677	38,691

		913,350
Chemicals — 0.1%
Westlake Chemical Corp.	119	12,759

Commercial Services & Supplies — 0.6%
Cintas Corp.	234	47,848
Copart, Inc.(a)	860	49,356

		97,204
Communications Equipment — 4.8%
Arista Networks, Inc.(a)	160	40,917
Cisco Systems, Inc.	13,392	566,347
F5 Networks, Inc.(a)(b)	173	29,649
Motorola Solutions, Inc.	405	49,126
Palo Alto Networks, Inc.(a)	253	50,160

		736,199
Construction & Engineering — 0.1%
Fluor Corp.	315	16,144

Diversified Financial Services — 0.1%
Voya Financial, Inc.	404	20,410

Electronic Equipment, Instruments & Components — 0.2%
FLIR Systems, Inc.	329	19,280
IPG Photonics Corp.(a)	80	13,123

		32,403

Security	Shares	Value
Energy Equipment & Services — 0.1%
Helmerich & Payne, Inc.	174	$10,675

Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	942	206,025

Health Care Equipment & Supplies — 4.3%
Abbott Laboratories	3,436	225,195
ABIOMED, Inc.(a)	188	66,652
Align Technology, Inc.(a)	190	67,763
Intuitive Surgical, Inc.(a)	351	178,375
Stryker Corp.	677	110,520
Teleflex, Inc.	91	24,817

		673,322
Health Care Providers & Services — 1.4%
Anthem, Inc.	540	136,620
HCA Healthcare, Inc.	616	76,526

		213,146
Hotels, Restaurants & Leisure — 1.6%
Domino’s Pizza, Inc.	110	28,892
Hilton Worldwide Holdings, Inc.	580	45,623
Marriott International, Inc., Class A	782	99,971
Yum! Brands, Inc.	830	65,811

		240,297
Independent Power and Renewable Electricity Producers — 0.1%
Vistra Energy Corp.(a)	925	20,905

Insurance — 1.3%
Arthur J Gallagher & Co.	384	27,398
Progressive Corp.	2,240	134,423
XL Group Ltd.	734	41,273

		203,094
Internet & Direct Marketing Retail — 8.7%
Amazon.com, Inc.(a)	481	854,949
Netflix, Inc.(a)(b)	1,465	494,364

		1,349,313
Internet Software & Services — 1.3%
Akamai Technologies, Inc.(a)	357	26,868
GoDaddy, Inc., Class A(a)	483	35,558
IAC/InterActiveCorp(a)	259	38,138
MercadoLibre, Inc.(a)	105	36,006
Twitter, Inc.(a)	1,800	57,366

		193,936
IT Services — 13.9%
Accenture PLC, Class A	1,100	175,263
Broadridge Financial Solutions, Inc.	441	49,824
Fiserv, Inc.(a)	804	60,686
FleetCor Technologies, Inc.(a)	241	52,297
Global Payments, Inc.	328	36,923
Jack Henry & Associates, Inc.	153	20,609
Mastercard, Inc., Class A	3,473	687,654
PayPal Holdings, Inc.(a)	2,319	190,483
Square, Inc., Class A(a)	1,297	83,851
Total System Services, Inc.	444	40,644
Visa, Inc., Class A	5,507	753,027

		2,151,261
Machinery — 1.4%
Caterpillar, Inc.	1,112	159,905
IDEX Corp.	138	21,194
Xylem, Inc.	453	34,682

		215,781
Media — 1.2%
Twenty-First Century Fox, Inc., Class A	2,857	128,565

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI USA Momentum Factor Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Media (continued)
Twenty-First Century Fox, Inc., Class B	1,249	$55,481

		184,046
Multiline Retail — 1.2%
Dollar General Corp.	580	56,927
Kohl’s Corp.	491	36,270
Target Corp.	1,182	95,364

		188,561
Oil, Gas & Consumable Fuels — 4.1%
Andeavor	465	69,778
Concho Resources, Inc.(a)	255	37,192
Continental Resources, Inc.(a)	255	16,287
Diamondback Energy, Inc.	179	23,619
HollyFrontier Corp.	763	56,904
Phillips 66	1,268	156,395
Pioneer Natural Resources Co.	377	71,355
Valero Energy Corp.	1,688	199,775

		631,305
Personal Products — 0.9%
Estee Lauder Cos., Inc., Class A	1,022	137,909

Pharmaceuticals — 1.2%
Nektar Therapeutics(a)	749	39,397
Zoetis, Inc.	1,783	154,194

		193,591
Professional Services — 0.9%
CoStar Group, Inc.(a)	107	44,496
TransUnion	591	42,788
Verisk Analytics, Inc.(a)	459	50,775

		138,059
Real Estate Management & Development — 0.3%
CBRE Group, Inc., Class A(a)	628	31,274
Jones Lang LaSalle, Inc.(b)	116	19,837

		51,111
Road & Rail — 0.1%
Old Dominion Freight Line, Inc.(b)	137	20,112

Semiconductors & Semiconductor Equipment — 7.5%
Intel Corp.	10,578	508,802
Micron Technology, Inc.(a)	1,947	102,782
NVIDIA Corp.	1,492	365,331
Texas Instruments, Inc.	1,635	182,008

		1,158,923
Software — 11.6%
Adobe Systems, Inc.(a)	1,806	441,892
ANSYS, Inc.(a)	240	40,531
Citrix Systems, Inc.(a)	339	37,280
Fortinet, Inc.(a)	388	24,409
Intuit, Inc.	740	151,138
Microsoft Corp.	7,818	829,333
Red Hat, Inc.(a)	755	106,629
ServiceNow, Inc.(a)	549	96,602
Splunk, Inc.(a)	436	41,900
SS&C Technologies Holdings, Inc.	494	26,216

		1,795,930
Specialty Retail — 3.7%
Best Buy Co., Inc.	687	51,546
Home Depot, Inc.	2,189	432,371
Ross Stores, Inc.	965	84,370

		568,287
Technology Hardware, Storage & Peripherals — 1.0%
Hewlett Packard Enterprise Co.	2,970	45,857

Security	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
NetApp, Inc.	943	$73,101
Seagate Technology PLC	668	35,150

		154,108
Textiles, Apparel & Luxury Goods — 3.0%
Lululemon Athletica, Inc.(a)	396	47,500
Michael Kors Holdings Ltd.(a)	448	29,895
NIKE, Inc., Class B	3,042	233,960
PVH Corp.	227	34,849
Tapestry, Inc.	791	37,272
VF Corp.	882	81,206

		464,682
Trading Companies & Distributors — 0.3%
W.W. Grainger, Inc.	149	51,637

Total Common Stocks — 99.0% (Cost — $13,011,831)		15,328,567

Investment Companies — 0.7%

United States — 0.7%
iShares Edge MSCI USA Momentum Factor ETF(e)	934	104,262

Total Investment Companies — 0.7% (Cost — $103,686)		104,262

Total Long-Term Investments — 99.7% (Cost — $13,115,517)		15,432,829

Short-Term Securities — 3.9%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.18%(c)(d)(e)	570,973	571,145
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.86%(c)(e)	38,958	38,958

Total Short-Term Securities — 3.9% (Cost — $610,098)		610,103

Total Investments — 103.6% (Cost — $13,725,615)		16,042,932
Liabilities in Excess of Other Assets — (3.6)%		(562,882)

Net Assets — 100.0%		$15,480,050

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

18	2018 ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI USA Momentum Factor Index Fund

(e)

During the year ended July 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 07/31/17	Shares Purchased		Shares Sold		Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	21,794	549,179	(b)	—		570,973	$571,145	$253	(c)	$(30)	$6
BlackRock Cash Funds: Treasury, SL Agency Shares	126,013	—		(87,055	)(d)	38,958	38,958	998		—	—
BlackRock, Inc.	—	322		(60)		262	131,723	2,056		(288)	27
PNC Financial Services Group, Inc.	1,369	242		(1,611)		—	—	2,494		31,724	(13,823)
iShares Edge MSCI USA Momentum Factor ETF	1,602	6,466		(7,134)		934	104,262	506		19,157	(11,579)

							$846,088	$6,307		$50,563	$(25,369)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents net shares sold.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$3,582	$—	$—	$—	$3,582

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,248	$—	$—	$—	$1,248

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflects the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$15,328,567	$—	$—	$15,328,567
Investment Companies	104,262	—	—	104,262
Short-Term Securities	610,103	—	—	610,103

	$16,042,932	$—	$—	$16,042,932

(a)	See above Schedule of Investments for values in each sector.

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments July 31, 2018	iShares Edge MSCI USA Quality Factor Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.9%

Aerospace & Defense — 1.2%
General Dynamics Corp.	1,172	$234,119
Huntington Ingalls Industries, Inc.	193	44,978

		279,097
Air Freight & Logistics — 0.5%
C.H. Robinson Worldwide, Inc.	639	58,935
Expeditors International of Washington, Inc.	868	66,116

		125,051
Auto Components — 0.6%
Aptiv PLC	1,063	104,249
Lear Corp.	295	53,138

		157,387
Banks — 0.4%
East West Bancorp, Inc.	1,507	97,563

Beverages — 0.9%
Brown-Forman Corp., Class B	1,987	105,748
Monster Beverage Corp.(a)	1,855	111,337

		217,085
Biotechnology — 4.2%
Amgen, Inc.	2,164	425,334
Biogen, Inc.(a)	802	268,165
Celgene Corp.(a)	2,361	212,702
Regeneron Pharmaceuticals, Inc.(a)	267	98,259
United Therapeutics Corp.(a)	137	16,839

		1,021,299
Building Products — 0.2%
AO Smith Corp.	636	37,861

Capital Markets — 7.0%
Ameriprise Financial, Inc.	1,620	235,985
BlackRock, Inc.(e)	1,189	597,782
Eaton Vance Corp.	1,552	82,458
Franklin Resources, Inc.	3,557	122,076
SEI Investments Co.	1,890	113,287
T. Rowe Price Group, Inc.	3,331	396,655
TD Ameritrade Holding Corp.	2,707	154,705

		1,702,948
Chemicals — 2.1%
Air Products & Chemicals, Inc.	525	86,189
Celanese Corp., Series A	314	37,087
International Flavors & Fragrances, Inc.	206	27,349
LyondellBasell Industries NV, Class A	1,326	146,907
PPG Industries, Inc.	635	70,269
Praxair, Inc.	886	148,405

		516,206
Commercial Services & Supplies — 0.3%
Copart, Inc.(a)	884	50,733
Rollins, Inc.	545	29,942

		80,675
Communications Equipment — 0.2%
F5 Networks, Inc.(a)	278	47,644

Containers & Packaging — 0.2%
Avery Dennison Corp.	201	23,051
Packaging Corp. of America	220	24,838

		47,889
Diversified Telecommunication Services — 1.8%
AT&T, Inc.	6,168	197,191
CenturyLink, Inc.	827	15,523

Security	Shares	Value
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	4,510	$232,896

		445,610
Electric Utilities — 1.7%
OGE Energy Corp.	4,967	180,004
Pinnacle West Capital Corp.	2,832	227,778

		407,782
Electrical Equipment — 0.7%
Acuity Brands, Inc.(b)	186	25,860
Rockwell Automation, Inc.	731	137,106

		162,966
Electronic Equipment, Instruments & Components — 0.2%
Cognex Corp.	589	31,087
IPG Photonics Corp.(a)	122	20,013

		51,100
Energy Equipment & Services — 0.2%
Helmerich & Payne, Inc.	276	16,933
TechnipFMC PLC	1,081	35,186

		52,119
Equity Real Estate Investment Trusts (REITs) — 2.4%
National Retail Properties, Inc.	468	20,878
Prologis, Inc.	1,674	109,848
Public Storage	729	158,798
Realty Income Corp.	761	42,441
Simon Property Group, Inc.	968	170,571
Weyerhaeuser Co.	2,239	76,529

		579,065
Food & Staples Retailing — 1.7%
Costco Wholesale Corp.	1,919	419,704

Food Products — 0.4%
Campbell Soup Co.	1,026	41,964
Hershey Co.	578	56,765

		98,729
Gas Utilities — 1.1%
Atmos Energy Corp.	2,939	270,006

Health Care Equipment & Supplies — 2.0%
Align Technology, Inc.(a)	321	114,485
Edwards Lifesciences Corp.(a)	708	100,855
Intuitive Surgical, Inc.(a)	334	169,735
ResMed, Inc.	467	49,399
Varian Medical Systems, Inc.(a)	339	39,137

		473,611
Health Care Providers & Services — 0.3%
McKesson Corp.	603	75,737

Health Care Technology — 0.3%
Cerner Corp.(a)	1,033	64,129

Hotels, Restaurants & Leisure — 2.0%
Starbucks Corp.	9,073	475,334

Household Durables — 0.2%
NVR, Inc.(a)	18	49,670

Industrial Conglomerates — 4.9%
3M Co.	3,145	667,746
Honeywell International, Inc.	3,273	522,535

		1,190,281
Insurance — 6.1%
Aflac, Inc.	7,233	336,624
Athene Holding Ltd., Class A(a)	1,525	69,952
Marsh & McLennan Cos., Inc.	5,953	496,242

20	2018 ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI USA Quality Factor Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Insurance (continued)
Principal Financial Group, Inc.	2,968	$172,381
Progressive Corp.	5,493	329,635
Torchmark Corp.	996	87,718

		1,492,552
Internet & Direct Marketing Retail — 1.8%
Booking Holdings, Inc.(a)(b)	216	438,203

IT Services — 13.6%
Accenture PLC, Class A	3,080	490,736
Automatic Data Processing, Inc.	2,126	286,989
Broadridge Financial Solutions, Inc.	422	47,678
International Business Machines Corp.	3,439	498,414
Jack Henry & Associates, Inc.	273	36,773
Mastercard, Inc., Class A	5,031	996,138
Paychex, Inc.	1,730	119,405
Visa, Inc., Class A	6,062	828,918

		3,305,051
Leisure Products — 0.2%
Hasbro, Inc.	541	53,889

Life Sciences Tools & Services — 0.5%
Mettler-Toledo International, Inc.(a)	131	77,619
Waters Corp.(a)	264	52,079

		129,698
Machinery — 1.5%
Cummins, Inc.	705	100,681
Illinois Tool Works, Inc.	1,662	238,214
Snap-on, Inc.	220	37,310

		376,205
Media — 0.3%
Omnicom Group, Inc.	1,025	70,551

Oil, Gas & Consumable Fuels — 6.1%
Concho Resources, Inc.(a)	338	49,297
Exxon Mobil Corp.	9,689	789,750
Kinder Morgan, Inc.	4,878	86,731
Marathon Petroleum Corp.	1,403	113,405
ONEOK, Inc.	1,145	80,654
Phillips 66	1,419	175,019
Valero Energy Corp.	1,491	176,460

		1,471,316
Personal Products — 0.5%
Estee Lauder Cos., Inc., Class A	895	120,771

Pharmaceuticals — 7.4%
Bristol-Myers Squibb Co.	5,306	311,727
Eli Lilly & Co.	3,781	373,601
Johnson & Johnson	8,377	1,110,120

		1,795,448
Professional Services — 0.2%
Robert Half International, Inc.	621	47,047

Real Estate Management & Development — 0.4%
CBRE Group, Inc., Class A(a)	1,244	61,951
Jones Lang LaSalle, Inc.	166	28,388

		90,339
Semiconductors & Semiconductor Equipment — 5.9%
Applied Materials, Inc.	3,795	184,551
KLA-Tencor Corp.	621	72,918
Maxim Integrated Products, Inc.	1,005	61,446
NVIDIA Corp.	2,494	610,681
Skyworks Solutions, Inc.	592	55,991

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	4,138	$460,642

		1,446,229
Software — 1.3%
Cadence Design Systems, Inc.(a)	952	41,974
Intuit, Inc.	1,379	281,647

		323,621
Specialty Retail — 4.9%
Best Buy Co., Inc.	1,084	81,333
Gap, Inc.	1,017	30,683
Lowe’s Cos., Inc.	3,547	352,359
Ross Stores, Inc.	2,358	206,160
TJX Cos., Inc.	4,004	389,429
Tractor Supply Co.	587	45,809
Ulta Salon Cosmetics & Fragrance, Inc.(a)	301	73,561

		1,179,334
Technology Hardware, Storage & Peripherals — 4.6%
Apple, Inc.	5,852	1,113,577

Textiles, Apparel & Luxury Goods — 3.2%
Lululemon Athletica, Inc.(a)	390	46,780
Michael Kors Holdings Ltd.(a)	775	51,716
NIKE, Inc., Class B	7,145	549,522
VF Corp.	1,484	136,632

		784,650
Tobacco — 3.1%
Altria Group, Inc.	12,866	754,977

Trading Companies & Distributors — 0.6%
Fastenal Co.	1,502	85,509
W.W. Grainger, Inc.	183	63,420

		148,929

Total Common Stocks — 99.9% (Cost — $21,961,026)		24,288,935

Investment Companies — 0.0%
iShares Edge MSCI USA Quality Factor ETF(e)	140	12,117

Total Investment Companies — 0.0% (Cost — $10,415)		12,117

Total Long-Term Investments — 99.9% (Cost — $21,971,441)		24,301,052

Short-Term Securities — 2.0%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.18%(c)(d)(e)	472,915	473,057
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.86%(d)(e)	4,281	4,281

Total Short-Term Securities — 2.0% (Cost — $477,336)		477,338

Total Investments — 101.9% (Cost — $22,448,777)		24,778,390
Liabilities in Excess of Other Assets — (1.9)%		(453,453)

Net Assets — 100.0%		$24,324,937

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security was purchased with the cash collateral from loaned securities.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI USA Quality Factor Index Fund

(d)	Annualized 7-day yield as of period end.
(e)	During the year ended July 31, 2018, in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 07/31/17	Shares Purchased		Shares Sold	Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	472,915	(b)	—	472,915	$473,057	$94	(c)	$(5)	$2
BlackRock Cash Funds: Treasury, SL Agency Shares	4,171	110	(b)	—	4,281	4,281	1,668		—	—
BlackRock, Inc.	—	1,249		(60)	1,189	597,782	6,650		(1,101)	28,087
iShares Edge MSCI USA Quality Factor ETF	261	7,388		(7,509)	140	12,117	1,478		3,774	1,481

						$1,087,237	$9,890		$2,668	$29,570

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$24,288,935	$—	$—	$24,288,935
Investment Companies	12,117	—	—	12,117
Short-Term Securities	477,338	—	—	477,338

	$24,778,390	$—	$—	$24,778,390

(a)	See above Schedule of Investments for values in each sector.

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

22	2018 ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	iShares Edge MSCI USA Size Factor Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.8%

Aerospace & Defense — 2.6%
Arconic, Inc.	246	$5,336
Boeing Co.	49	17,459
General Dynamics Corp.	131	26,169
Harris Corp.	160	26,392
Huntington Ingalls Industries, Inc.	60	13,983
L3 Technologies, Inc.	113	24,232
Lockheed Martin Corp.	99	32,284
Northrop Grumman Corp.	97	29,147
Raytheon Co.	135	26,734
Rockwell Collins, Inc.	204	28,354
Spirit Aerosystems Holdings, Inc., Class A(a)	194	18,090
Textron, Inc.	227	15,497
TransDigm Group, Inc.	45	16,899
United Technologies Corp.	188	25,519

		306,095
Air Freight & Logistics — 0.8%
C.H. Robinson Worldwide, Inc.	239	22,043
Expeditors International of Washington, Inc.	350	26,660
FedEx Corp.	67	16,473
United Parcel Service, Inc., Class B	212	25,417
XPO Logistics, Inc.(b)	38	3,789

		94,382
Airlines — 0.4%
American Airlines Group, Inc.	191	7,552
Delta Air Lines, Inc.	223	12,136
Southwest Airlines Co.	230	13,377
United Continental Holdings, Inc.(b)	130	10,452

		43,517
Auto Components — 0.5%
Aptiv PLC	117	11,474
Autoliv, Inc.	91	9,324
BorgWarner, Inc.	169	7,777
Goodyear Tire & Rubber Co.	431	10,435
Lear Corp.	88	15,851

		54,861
Automobiles — 0.4%
Ford Motor Co.	1,388	13,936
General Motors Co.	385	14,595
Harley-Davidson, Inc.	251	10,765
Tesla, Inc.(a)(b)	20	5,963

		45,259
Banks — 2.9%
Bank of America Corp.	390	12,043
BB&T Corp.	373	18,952
CIT Group, Inc.	272	14,397
Citigroup, Inc.	209	15,025
Citizens Financial Group, Inc.	281	11,178
Comerica, Inc.	128	12,408
East West Bancorp, Inc.	156	10,099
Fifth Third Bancorp	448	13,256
First Republic Bank	181	17,894
Huntington Bancshares, Inc.	1,011	15,610
JPMorgan Chase & Co.	187	21,496
KeyCorp	689	14,379
M&T Bank Corp.	125	21,669
People’s United Financial, Inc.	1,259	22,952
PNC Financial Services Group, Inc.(e)	161	23,318
Regions Financial Corp.	547	10,180
Signature Bank	94	10,313
SunTrust Banks, Inc.	250	18,018

Security	Shares	Value
Banks (continued)
SVB Financial Group(b)	21	$6,465
U.S. Bancorp	544	28,837
Wells Fargo & Co.	315	18,046
Zions Bancorporation	197	10,185

		346,720
Beverages — 1.7%
Brown-Forman Corp., Class B	434	23,098
Coca-Cola Co.	1,267	59,080
Constellation Brands, Inc., Class A	126	26,489
Molson Coors Brewing Co., Class B	236	15,812
Monster Beverage Corp.(b)	255	15,305
PepsiCo, Inc.	521	59,915

		199,699
Biotechnology — 1.0%
AbbVie, Inc.	89	8,208
Alexion Pharmaceuticals, Inc.(b)	60	7,978
Alkermes PLC(b)	58	2,543
Alnylam Pharmaceuticals, Inc.(b)	20	1,900
Amgen, Inc.	84	16,510
Biogen, Inc.(b)	30	10,031
BioMarin Pharmaceutical, Inc.(b)	79	7,944
Celgene Corp.(b)	128	11,531
Gilead Sciences, Inc.	171	13,309
Incyte Corp.(b)	64	4,259
Regeneron Pharmaceuticals, Inc.(b)	28	10,304
Seattle Genetics, Inc.(b)	84	5,914
United Therapeutics Corp.(b)	83	10,202
Vertex Pharmaceuticals, Inc.(b)	32	5,602

		116,235
Building Products — 1.1%
Allegion PLC	265	21,608
AO Smith Corp.	271	16,133
Fortune Brands Home & Security, Inc.	337	19,546
Johnson Controls International PLC	476	17,855
Lennox International, Inc.	100	21,708
Masco Corp.	452	18,229
Owens Corning	219	13,626

		128,705
Capital Markets — 3.4%
Affiliated Managers Group, Inc.	55	8,800
Ameriprise Financial, Inc.	85	12,382
Bank of New York Mellon Corp.	357	19,089
BlackRock, Inc.(e)	38	19,105
Cboe Global Markets, Inc.	171	16,609
Charles Schwab Corp.	164	8,374
CME Group, Inc.	154	24,504
E*Trade Financial Corp.(b)	159	9,510
Eaton Vance Corp.	279	14,823
Franklin Resources, Inc.	466	15,993
Goldman Sachs Group, Inc.	61	14,483
Intercontinental Exchange, Inc.	347	25,647
Invesco Ltd.	460	12,415
Moody’s Corp.	115	19,679
Morgan Stanley	230	11,629
MSCI, Inc.	148	24,596
Nasdaq, Inc.	300	27,420
Northern Trust Corp.	171	18,677
Raymond James Financial, Inc.	123	11,266
S&P Global, Inc.	133	26,658
SEI Investments Co.	249	14,925
State Street Corp.	161	14,218
T. Rowe Price Group, Inc.	160	19,053

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI USA Size Factor Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Capital Markets (continued)
TD Ameritrade Holding Corp.	192	$10,973

		400,828
Chemicals — 2.5%
Air Products & Chemicals, Inc.	160	26,267
Albemarle Corp.	87	8,195
Axalta Coating Systems Ltd.(b)	414	12,524
Celanese Corp., Series A	142	16,772
CF Industries Holdings, Inc.	149	6,619
Chemours Co.	131	6,001
DowDuPont, Inc.	268	18,430
Eastman Chemical Co.	197	20,413
Ecolab, Inc.	265	37,285
FMC Corp.	111	9,977
International Flavors & Fragrances, Inc.	197	26,154
LyondellBasell Industries NV, Class A	133	14,735
Mosaic Co.	279	8,401
PPG Industries, Inc.	222	24,567
Praxair, Inc.	189	31,657
Sherwin-Williams Co.	51	22,477
Westlake Chemical Corp.	97	10,400

		300,874
Commercial Services & Supplies — 1.9%
Cintas Corp.	135	27,605
Copart, Inc.(b)	323	18,537
Iron Mountain, Inc.	546	19,170
Republic Services, Inc.	728	52,765
Rollins, Inc.	455	24,998
Stericycle, Inc.(b)	147	10,269
Waste Connections, Inc.	341	26,465
Waste Management, Inc.	545	49,050

		228,859
Communications Equipment — 0.8%
Arista Networks, Inc.(b)	28	7,160
Cisco Systems, Inc.	434	18,354
CommScope Holding Co., Inc.(b)	261	8,381
F5 Networks, Inc.(b)	95	16,281
Juniper Networks, Inc.	485	12,775
Motorola Solutions, Inc.	195	23,653
Palo Alto Networks, Inc.(b)	33	6,543

		93,147
Construction & Engineering — 0.2%
Fluor Corp.	196	10,045
Jacobs Engineering Group, Inc.	212	14,338

		24,383
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	57	11,367
Vulcan Materials Co.	103	11,536

		22,903
Consumer Finance — 0.6%
Ally Financial, Inc.	545	14,584
American Express Co.	205	20,402
Capital One Financial Corp.	148	13,959
Discover Financial Services	216	15,425
Synchrony Financial	299	8,653

		73,023
Containers & Packaging — 1.2%
Avery Dennison Corp.	233	26,720
Ball Corp.	704	27,435
Crown Holdings, Inc.(b)	554	25,079
International Paper Co.	316	16,979
Packaging Corp. of America	124	14,000

Security	Shares	Value
Containers & Packaging (continued)
Sealed Air Corp.	442	$19,479
WestRock Co.	217	12,582

		142,274
Distributors — 0.3%
Genuine Parts Co.	220	21,408
LKQ Corp.(a)(b)	511	17,129

		38,537
Diversified Consumer Services — 0.1%
H&R Block, Inc.	304	7,649

Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc., Class B(b)	187	37,002
Jefferies Financial Group, Inc.	518	12,561
Voya Financial, Inc.	180	9,094

		58,657
Diversified Telecommunication Services — 0.8%
AT&T, Inc.	1,382	44,182
CenturyLink, Inc.	427	8,015
Verizon Communications, Inc.	540	27,886
Zayo Group Holdings, Inc.(b)	440	16,320

		96,403
Electric Utilities — 5.0%
Alliant Energy Corp.	828	35,579
American Electric Power Co., Inc.	566	40,265
Duke Energy Corp.	525	42,851
Edison International	458	30,517
Entergy Corp.	453	36,820
Evergy, Inc.	1,191	66,803
Eversource Energy	622	37,768
Exelon Corp.	594	25,245
FirstEnergy Corp.	674	23,880
NextEra Energy, Inc.	258	43,225
OGE Energy Corp.	777	28,159
PG&E Corp.(b)	475	20,463
Pinnacle West Capital Corp.	496	39,893
PPL Corp.	1,078	31,014
Southern Co.	1,009	49,037
Xcel Energy, Inc.	934	43,767

		595,286
Electrical Equipment — 0.9%
Acuity Brands, Inc.(a)	71	9,871
AMETEK, Inc.	322	25,052
Eaton Corp. PLC	236	19,628
Emerson Electric Co.	241	17,419
Rockwell Automation, Inc.	108	20,257
Sensata Technologies Holding PLC(a)(b)	244	13,266

		105,493
Electronic Equipment, Instruments & Components — 1.7%
Amphenol Corp., Class A	354	33,102
Arrow Electronics, Inc.(b)	217	16,457
Avnet, Inc.	489	21,443
CDW Corp.	212	17,827
Cognex Corp.	173	9,131
Corning, Inc.	687	22,795
Flex Ltd.(b)	921	12,857
FLIR Systems, Inc.	313	18,342
IPG Photonics Corp.(b)	42	6,890
Keysight Technologies, Inc.(b)	254	14,732
TE Connectivity Ltd.	226	21,147
Trimble, Inc.(b)	280	9,884

		204,607

24	2018 ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI USA Size Factor Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Energy Equipment & Services — 0.5%
Baker Hughes a GE Co.	221	$7,642
Halliburton Co.	218	9,248
Helmerich & Payne, Inc.	64	3,926
National Oilwell Varco, Inc.	170	8,265
Schlumberger Ltd.	254	17,150
TechnipFMC PLC	241	7,845

		54,076
Equity Real Estate Investment Trusts (REITs) — 8.0%
AGNC Investment Corp.	2,180	42,445
Alexandria Real Estate Equities, Inc.	210	26,762
American Tower Corp.	177	26,238
Annaly Capital Management, Inc.	3,421	36,673
AvalonBay Communities, Inc.	209	36,962
Boston Properties, Inc.	237	29,751
Camden Property Trust	330	30,555
Crown Castle International Corp.	255	28,262
Digital Realty Trust, Inc.	197	23,920
Duke Realty Corp.	954	27,781
Equinix, Inc.	70	30,750
Equity Residential	512	33,500
Essex Property Trust, Inc.	120	28,854
Extra Space Storage, Inc.(a)	186	17,478
Federal Realty Investment Trust	272	34,136
GGP, Inc.	845	18,015
HCP, Inc.	539	13,960
Host Hotels & Resorts, Inc.	753	15,768
Invitation Homes, Inc.	795	18,372
Kimco Realty Corp.	1,245	20,779
Liberty Property Trust	658	28,202
Macerich Co.	333	19,667
Mid-America Apartment Communities, Inc.	254	25,598
National Retail Properties, Inc.	564	25,160
Prologis, Inc.	357	23,426
Public Storage	121	26,357
Realty Income Corp.	423	23,591
Regency Centers Corp.	462	29,397
SBA Communications Corp.(b)	99	15,667
Simon Property Group, Inc.	179	31,542
SL Green Realty Corp.	218	22,478
UDR, Inc.	834	32,092
Ventas, Inc.	330	18,605
VEREIT, Inc.	3,030	23,119
Vornado Realty Trust	386	27,761
Welltower, Inc.	322	20,157
Weyerhaeuser Co.	421	14,390

		948,170
Food & Staples Retailing — 1.0%
Costco Wholesale Corp.	129	28,213
Kroger Co.	402	11,658
Sysco Corp.	414	27,825
Walgreens Boots Alliance, Inc.	336	22,720
Walmart, Inc.	268	23,914

		114,330
Food Products — 2.7%
Archer-Daniels-Midland Co.	374	18,049
Bunge Ltd.	161	11,130
Campbell Soup Co.	487	19,918
Conagra Brands, Inc.	614	22,540
General Mills, Inc.	593	27,313
Hershey Co.	289	28,383
Hormel Foods Corp.	634	22,805
Ingredion, Inc.	182	18,437
J.M. Smucker Co.	176	19,557

Security	Shares	Value
Food Products (continued)
Kellogg Co.	508	$36,083
Kraft Heinz Co.	387	23,317
McCormick & Co., Inc.	278	32,676
Mondelez International, Inc., Class A	543	23,555
Tyson Foods, Inc., Class A	224	12,914

		316,677
Gas Utilities — 0.6%
Atmos Energy Corp.	419	38,494
UGI Corp.	681	36,188

		74,682
Health Care Equipment & Supplies — 3.4%
Abbott Laboratories	354	23,201
ABIOMED, Inc.(b)	18	6,381
Align Technology, Inc.(b)	32	11,413
Baxter International, Inc.	368	26,662
Becton Dickinson & Co.	135	33,800
Boston Scientific Corp.(b)	724	24,334
Cooper Cos., Inc.(a)	77	20,058
Danaher Corp.	338	34,672
DENTSPLY SIRONA, Inc.	382	18,378
Edwards Lifesciences Corp.(b)	94	13,390
Hologic, Inc.(a)(b)	459	19,696
IDEXX Laboratories, Inc.(b)	61	14,941
Intuitive Surgical, Inc.(b)	45	22,869
Medtronic PLC	337	30,407
ResMed, Inc.	170	17,983
Stryker Corp.	180	29,385
Teleflex, Inc.	69	18,817
Varian Medical Systems, Inc.(b)	174	20,088
Zimmer Biomet Holdings, Inc.	156	19,581

		406,056
Health Care Providers & Services — 2.7%
Aetna, Inc.	100	18,839
AmerisourceBergen Corp.	138	11,293
Anthem, Inc.	84	21,252
Cardinal Health, Inc.	221	11,039
Centene Corp.(b)	91	11,860
Cigna Corp.	93	16,686
CVS Health Corp.	265	17,188
DaVita, Inc.(b)	246	17,289
Express Scripts Holding Co.(b)	210	16,687
HCA Healthcare, Inc.	188	23,355
Henry Schein, Inc.(b)	281	22,314
Humana, Inc.	45	14,138
Laboratory Corp. of America Holdings(b)	153	26,827
McKesson Corp.	79	9,922
Quest Diagnostics, Inc.	293	31,562
UnitedHealth Group, Inc.	101	25,575
Universal Health Services, Inc., Class B	154	18,803

		314,629
Health Care Technology — 0.2%
Cerner Corp.(b)	217	13,471
Veeva Systems, Inc., Class A(b)	115	8,698

		22,169
Hotels, Restaurants & Leisure — 2.4%
Aramark	866	34,822
Carnival Corp.	321	19,016
Chipotle Mexican Grill, Inc.(b)	13	5,638
Darden Restaurants, Inc.	231	24,703
Domino’s Pizza, Inc.	55	14,446
Hilton Worldwide Holdings, Inc.	235	18,485
Las Vegas Sands Corp.	121	8,700

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI USA Size Factor Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Marriott International, Inc., Class A	155	$19,815
McDonald’s Corp.	209	32,926
MGM Resorts International	369	11,576
Norwegian Cruise Line Holdings Ltd.(b)	167	8,355
Royal Caribbean Cruises Ltd.	111	12,516
Starbucks Corp.	466	24,414
Vail Resorts, Inc.	96	26,580
Wynn Resorts Ltd.	27	4,503
Yum! Brands, Inc.	298	23,628

		290,123
Household Durables — 1.3%
D.R. Horton, Inc.	355	15,513
Garmin Ltd.	226	14,114
Leggett & Platt, Inc.	579	25,227
Lennar Corp., Class A	292	15,263
Mohawk Industries, Inc.(b)	112	21,096
Newell Brands, Inc.	383	10,031
NVR, Inc.(b)	6	16,556
PulteGroup, Inc.	489	13,932
Toll Brothers, Inc.	364	12,835
Whirlpool Corp.	76	9,964

		154,531
Household Products — 1.7%
Church & Dwight Co., Inc.	669	37,397
Clorox Co.	294	39,740
Colgate-Palmolive Co.	595	39,871
Kimberly-Clark Corp.	317	36,094
Procter & Gamble Co.	605	48,932

		202,034
Independent Power and Renewable Electricity Producers — 0.3%
AES Corp.	1,281	17,114
Vistra Energy Corp.(b)	903	20,408

		37,522
Industrial Conglomerates — 0.9%
3M Co.	137	29,088
General Electric Co.	1,115	15,197
Honeywell International, Inc.	200	31,930
Roper Technologies, Inc.	92	27,775

		103,990
Insurance — 8.0%
Aflac, Inc.	837	38,954
Alleghany Corp.	57	35,868
Allstate Corp.	356	33,863
American Financial Group, Inc.	326	36,737
American International Group, Inc.	440	24,292
Aon PLC	267	38,328
Arch Capital Group Ltd.(b)	1,404	42,906
Arthur J Gallagher & Co.	468	33,392
Assurant, Inc.	181	19,964
Athene Holding Ltd., Class A(b)	253	11,605
Axis Capital Holdings Ltd.	474	26,809
Brighthouse Financial, Inc.(b)	275	11,943
Chubb Ltd.	308	43,034
Cincinnati Financial Corp.	444	33,580
Everest Re Group Ltd.	131	28,604
FNF Group	703	28,472
Hartford Financial Services Group, Inc.	448	23,610
Lincoln National Corp.	119	8,104
Loews Corp.	689	34,987
Markel Corp.(b)	35	40,950
Marsh & McLennan Cos., Inc.	544	45,348
MetLife, Inc.	252	11,527

Security	Shares	Value
Insurance (continued)
Principal Financial Group, Inc.	288	$16,727
Progressive Corp.	514	30,845
Prudential Financial, Inc.	132	13,320
Reinsurance Group of America, Inc.	210	29,715
RenaissanceRe Holdings Ltd.	309	40,742
Torchmark Corp.	435	38,311
Travelers Cos., Inc.	257	33,446
Unum Group	354	14,064
W.R. Berkley Corp.	482	36,540
Willis Towers Watson PLC	167	26,623
XL Group Ltd.	248	13,945

		947,155
Internet & Direct Marketing Retail — 0.5%
Amazon.com, Inc.(b)	9	15,997
Booking Holdings, Inc.(b)	6	12,172
Expedia Group, Inc.	84	11,243
Netflix, Inc.(a)(b)	14	4,724
Qurate Retail, Inc.(b)	469	9,985
TripAdvisor, Inc.(a)(b)	100	5,799

		59,920
Internet Software & Services — 1.1%
Akamai Technologies, Inc.(b)	110	8,279
Alphabet, Inc., Class A(b)	14	17,181
Alphabet, Inc., Class C(b)	11	13,390
eBay, Inc.(b)	307	10,269
Facebook, Inc., Class A(b)	89	15,360
GoDaddy, Inc., Class A(b)	135	9,939
IAC/InterActiveCorp(b)	61	8,982
MercadoLibre, Inc.	23	7,887
Twitter, Inc.(b)	104	3,314
VeriSign, Inc.(b)	161	23,382
Zillow Group, Inc., Class C(b)	146	8,132

		126,115
IT Services — 4.4%
Accenture PLC, Class A	173	27,564
Alliance Data Systems Corp.	47	10,569
Automatic Data Processing, Inc.	191	25,783
Broadridge Financial Solutions, Inc.	251	28,358
Cognizant Technology Solutions Corp., Class A	239	19,479
DXC Technology Co.	69	5,847
Fidelity National Information Services, Inc.	299	30,836
First Data Corp., Class A(b)	375	8,723
Fiserv, Inc.(b)	552	41,665
FleetCor Technologies, Inc.(b)	65	14,105
Gartner, Inc.(b)	134	18,148
Global Payments, Inc.	165	18,574
International Business Machines Corp.	150	21,739
Jack Henry & Associates, Inc.	317	42,700
Leidos Holdings, Inc.	216	14,779
Mastercard, Inc., Class A	169	33,462
Paychex, Inc.	411	28,367
PayPal Holdings, Inc.(b)	98	8,050
Sabre Corp.	428	10,537
Square, Inc., Class A(b)	120	7,758
Total System Services, Inc.	226	20,688
Visa, Inc., Class A	295	40,338
Western Union Co.	1,072	21,612
Worldpay, Inc., Class A(b)	292	23,999

		523,680
Leisure Products — 0.3%
Hasbro, Inc.	183	18,229
Mattel, Inc.	416	6,602

26	2018 ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI USA Size Factor Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Leisure Products (continued)
Polaris Industries, Inc.	70	$7,379

		32,210
Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	314	20,737
Illumina, Inc.(b)	23	7,460
IQVIA Holdings, Inc.(b)	184	22,437
Mettler-Toledo International, Inc.(b)	37	21,923
Thermo Fisher Scientific, Inc.	129	30,254
Waters Corp.(b)	109	21,502

		124,313
Machinery — 2.8%
AGCO Corp.	190	11,974
Caterpillar, Inc.	84	12,079
Cummins, Inc.	105	14,995
Deere & Co.	81	11,728
Dover Corp.	224	18,588
Flowserve Corp.	240	10,639
Fortive Corp.	129	10,588
IDEX Corp.	193	29,641
Illinois Tool Works, Inc.	164	23,506
Ingersoll-Rand PLC	222	21,869
Middleby Corp.(a)(b)	109	11,170
PACCAR, Inc.	233	15,313
Parker-Hannifin Corp.	92	15,553
Pentair PLC	322	14,377
Snap-on, Inc.	135	22,895
Stanley Black & Decker, Inc.	197	29,446
WABCO Holdings, Inc.(b)	110	13,825
Wabtec Corp.	117	12,907
Xylem, Inc.	350	26,796

		327,889
Media — 3.0%
CBS Corp., Class B	357	18,803
Charter Communications, Inc., Class A(b)	58	17,666
Comcast Corp., Class A	745	26,656
Discovery, Inc., Class A(b)	401	10,659
Discovery, Inc., Class C(b)	413	10,139
DISH Network Corp., Class A(b)	397	12,529
Interpublic Group of Cos., Inc.	725	16,349
Liberty Broadband Corp., Class C(b)	220	17,483
Liberty Global PLC, Class A(b)	362	10,219
Liberty Global PLC, Class C(b)	442	11,996
Liberty Media Corp. — Liberty SiriusXM, Class A(b)	452	21,307
Liberty Media Corp. — Liberty SiriusXM, Class C(b)	444	20,970
Liberty Media Corp.-Liberty Formula One, Class C(a)(b)	197	6,944
Live Nation Entertainment, Inc.(b)	310	15,277
News Corp., Class A	937	14,121
Omnicom Group, Inc.	438	30,148
Sirius XM Holdings, Inc.(a)	3,460	24,289
Twenty-First Century Fox, Inc., Class A	418	18,810
Twenty-First Century Fox, Inc., Class B	410	18,212
Viacom, Inc., Class B	236	6,856
Walt Disney Co.	256	29,071

		358,504
Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	89	1,468
Newmont Mining Corp.	181	6,639
Nucor Corp.	176	11,780
Steel Dynamics, Inc.	155	7,299

		27,186
Multi-Utilities — 3.3%
Ameren Corp.	620	38,477

Security	Shares	Value
Multi-Utilities (continued)
CenterPoint Energy, Inc.	1,255	$35,742
CMS Energy Corp.	852	41,186
Consolidated Edison, Inc.	465	36,702
Dominion Energy, Inc.	593	42,524
DTE Energy Co.	441	47,866
NiSource, Inc.	850	22,253
Public Service Enterprise Group, Inc.	567	29,235
SCANA Corp.	422	16,876
Sempra Energy	306	35,371
WEC Energy Group, Inc.	622	41,282

		387,514
Multiline Retail — 0.5%
Dollar General Corp.	127	12,465
Dollar Tree, Inc.(b)	128	11,684
Kohl’s Corp.	93	6,870
Macy’s, Inc.	156	6,198
Nordstrom, Inc.	145	7,599
Target Corp.	185	14,926

		59,742
Oil, Gas & Consumable Fuels — 2.6%
Anadarko Petroleum Corp.	88	6,437
Andeavor	71	10,654
Antero Resources Corp.(b)	371	7,620
Apache Corp.	140	6,440
Cabot Oil & Gas Corp.	381	8,954
Cheniere Energy, Inc.(b)	108	6,858
Chevron Corp.	174	21,971
Cimarex Energy Co.	119	11,733
Concho Resources, Inc.(b)	97	14,147
ConocoPhillips	121	8,733
Continental Resources, Inc.(b)	53	3,385
Devon Energy Corp.	148	6,661
Diamondback Energy, Inc.	66	8,709
EOG Resources, Inc.	103	13,281
EQT Corp.	179	8,893
Exxon Mobil Corp.	397	32,359
Hess Corp.	110	7,219
HollyFrontier Corp.	109	8,129
Kinder Morgan, Inc.	423	7,521
Marathon Oil Corp.	155	3,274
Marathon Petroleum Corp.	123	9,942
Newfield Exploration Co.(b)	174	4,997
Noble Energy, Inc.	186	6,713
Occidental Petroleum Corp.	234	19,640
ONEOK, Inc.	89	6,269
Parsley Energy, Inc., Class A(b)	190	5,972
Phillips 66	161	19,858
Pioneer Natural Resources Co.	52	9,842
Plains GP Holdings LP, Class A(b)	109	2,648
Targa Resources Corp.	45	2,298
Valero Energy Corp.	118	13,965
Williams Cos., Inc.	108	3,213

		308,335
Personal Products — 0.3%
Coty, Inc., Class A	512	6,866
Estee Lauder Cos., Inc., Class A	175	23,614

		30,480
Pharmaceuticals — 1.8%
Allergan PLC	60	11,045
Bristol-Myers Squibb Co.	263	15,451
Eli Lilly & Co.	234	23,122
Jazz Pharmaceuticals PLC(b)	55	9,519

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI USA Size Factor Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Pharmaceuticals (continued)
Johnson & Johnson	348	$46,117
Merck & Co., Inc.	455	29,971
Mylan NV(b)	143	5,335
Nektar Therapeutics(b)	30	1,578
Perrigo Co. PLC	125	10,065
Pfizer, Inc.	778	31,066
Zoetis, Inc.	287	24,820

		208,089
Professional Services — 1.1%
CoStar Group, Inc.(b)	40	16,634
Equifax, Inc.	117	14,684
IHS Markit Ltd.(b)	408	21,636
ManpowerGroup, Inc.	140	13,056
Nielsen Holdings PLC	610	14,372
Robert Half International, Inc.	211	15,985
TransUnion	120	8,688
Verisk Analytics, Inc.(b)	258	28,540

		133,595
Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A(b)	308	15,338
Jones Lang LaSalle, Inc.	61	10,432

		25,770
Road & Rail — 1.0%
AMERCO	49	18,477
CSX Corp.	180	12,722
JB Hunt Transport Services, Inc.	156	18,704
Kansas City Southern	124	14,418
Knight-Swift Transportation Holdings, Inc.	294	9,570
Norfolk Southern Corp.	94	15,886
Old Dominion Freight Line, Inc.	91	13,359
Union Pacific Corp.	129	19,336

		122,472
Semiconductors & Semiconductor Equipment — 1.6%
Advanced Micro Devices, Inc.(a)(b)	209	3,831
Analog Devices, Inc.	159	15,286
Applied Materials, Inc.	195	9,483
Broadcom, Inc.	38	8,427
Intel Corp.	282	13,564
KLA-Tencor Corp.	108	12,681
Lam Research Corp.	45	8,579
Marvell Technology Group Ltd.	547	11,657
Maxim Integrated Products, Inc.	255	15,591
Microchip Technology, Inc.(a)	167	15,603
Micron Technology, Inc.(b)	99	5,226
NVIDIA Corp.	23	5,632
ON Semiconductor Corp.(b)	320	7,056
Qorvo, Inc.(b)	49	4,006
QUALCOMM, Inc.	201	12,882
Skyworks Solutions, Inc.	65	6,148
Texas Instruments, Inc.	179	19,926
Xilinx, Inc.	215	15,495

		191,073
Software — 3.2%
Activision Blizzard, Inc.	174	12,775
Adobe Systems, Inc.(b)	81	19,819
ANSYS, Inc.(b)	135	22,799
Autodesk, Inc.(b)	48	6,165
CA, Inc.	638	28,206
Cadence Design Systems, Inc.(b)	468	20,634
CDK Global, Inc.	345	21,545
Citrix Systems, Inc.(b)	189	20,784
Dell Technologies, Inc., Class V(b)	88	8,142

Security	Shares	Value
Software (continued)
Electronic Arts, Inc.(b)	83	$10,686
Fortinet, Inc.(b)	162	10,191
Intuit, Inc.	109	22,262
Microsoft Corp.	241	25,565
Oracle Corp.	429	20,455
Red Hat, Inc.(b)	103	14,547
salesforce.com, Inc.(b)	118	16,184
ServiceNow, Inc.(b)	62	10,910
Splunk, Inc.(b)	60	5,766
SS&C Technologies Holdings, Inc.	296	15,709
Symantec Corp.	485	9,807
Synopsys, Inc.(b)	310	27,723
Take-Two Interactive Software, Inc.(b)	112	12,658
VMware, Inc., Class A(b)	69	9,977
Workday, Inc., Class A(b)	53	6,573

		379,882
Specialty Retail — 1.9%
Advance Auto Parts, Inc.	75	10,592
AutoZone, Inc.(b)	30	21,166
Best Buy Co., Inc.	105	7,878
CarMax, Inc.(b)	192	14,339
Gap, Inc.	245	7,392
Home Depot, Inc.	154	30,418
L Brands, Inc.	247	7,822
Lowe’s Cos., Inc.	231	22,948
O’Reilly Automotive, Inc.(b)	42	12,852
Ross Stores, Inc.	233	20,371
Tiffany & Co.	140	19,258
TJX Cos., Inc.	325	31,610
Tractor Supply Co.	140	10,926
Ulta Salon Cosmetics & Fragrance, Inc.(b)	42	10,264

		227,836
Technology Hardware, Storage & Peripherals — 0.5%
Apple, Inc.	79	15,033
Hewlett Packard Enterprise Co.	385	5,944
HP, Inc.	443	10,224
NetApp, Inc.	128	9,923
Seagate Technology PLC	96	5,052
Western Digital Corp.	55	3,858
Xerox Corp.	425	11,037

		61,071
Textiles, Apparel & Luxury Goods — 0.9%
Hanesbrands, Inc.	514	11,442
Lululemon Athletica, Inc.(b)	65	7,797
Michael Kors Holdings Ltd.(b)	65	4,337
NIKE, Inc., Class B	251	19,304
PVH Corp.	88	13,510
Ralph Lauren Corp.	69	9,314
Tapestry, Inc.	276	13,005
Under Armour, Inc., Class A(b)	198	3,954
Under Armour, Inc., Class C(a)(b)	448	8,395
VF Corp.	237	21,821

		112,879
Thrifts & Mortgage Finance — 0.1%
New York Community Bancorp, Inc.	1,618	17,426

Tobacco — 0.4%
Altria Group, Inc.	486	28,519
Philip Morris International, Inc.	288	24,854

		53,373
Trading Companies & Distributors — 0.4%
Fastenal Co.	343	19,527

28	2018 ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI USA Size Factor Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Trading Companies & Distributors (continued)
HD Supply Holdings, Inc.(b)	203	$8,928
United Rentals, Inc.(b)	26	3,869
W.W. Grainger, Inc.	36	12,476

		44,800
Water Utilities — 0.3%
American Water Works Co., Inc.	428	37,771

Wireless Telecommunication Services — 0.2%
Sprint Corp.(b)	710	3,855
T-Mobile U.S., Inc.(b)	281	16,860

		20,715

Total Common Stocks — 98.8% (Cost — $10,122,067)		11,717,180

Investment Companies — 1.0%
iShares Edge MSCI USA Size Factor ETF(e)	1,354	117,257

Total Investment Companies — 1.0% (Cost — $113,690)		117,257

Total Long-Term Investments — 99.8% (Cost — $10,235,757)		11,834,437

Security	Shares	Value
Short-Term Securities — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.18%(c)(d)(e)	190,624	$190,681
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.86%(c)(e)	22,510	22,510

Total Short-Term Securities — 1.8% (Cost — $213,154)		213,191

Total Investments — 101.6% (Cost — $10,448,911)		12,047,628
Liabilities in Excess of Other Assets — (1.6)%		(188,199)

Net Assets — 100.0%		$11,859,429

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

(e)

During the year ended July 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 07/31/17	Shares Purchased	Shares Sold		Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	204,556	—	(13,932	)(b)	190,624	$190,681	$1,333	(c)	$(44)	$38
BlackRock Cash Funds: Treasury, SL Agency Shares	38,164	—	(15,654	)(b)	22,510	22,510	628		—	—
BlackRock, Inc.	44	—	(6)		38	19,105	456		815	2,728
PNC Financial Services Group, Inc.	179	—	(18)		161	23,318	529		405	2,388
iShares Edge MSCI USA Value Factor ETF	51	2,865	(1,562)		1,354	117,257	1,255		261	3,358

						$372,871	$4,201		$1,437	$8,512

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI USA Size Factor Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$11,717,180	$—	$—	$11,717,180
Investment Companies	117,257	—	—	117,257
Short-Term Securities:	213,191	—	—	213,191

	$12,047,628	$—	$—	$12,047,628

(a)	See above Schedule of Investments for values in each sector.

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

30	2018 ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	iShares Edge MSCI USA Value Factor Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.2%

Aerospace & Defense — 0.3%
Arconic, Inc.	695	$15,074
Spirit Aerosystems Holdings, Inc., Class A	227	21,168

		36,242
Air Freight & Logistics — 1.3%
FedEx Corp.	651	160,061

Airlines — 2.5%
American Airlines Group, Inc.	1,240	49,030
Delta Air Lines, Inc.	2,006	109,166
Southwest Airlines Co.	1,216	70,723
United Continental Holdings, Inc.(a)	850	68,340

		297,259
Auto Components — 1.1%
BorgWarner, Inc.	681	31,339
Goodyear Tire & Rubber Co.	1,571	38,034
Lear Corp.	345	62,145

		131,518
Automobiles — 5.5%
Ford Motor Co.	25,014	251,141
General Motors Co.	10,729	406,736

		657,877
Banks — 6.7%
Bank of America Corp.	13,252	409,222
CIT Group, Inc.	214	11,327
Citigroup, Inc.	4,941	355,208
Citizens Financial Group, Inc.	743	29,557

		805,314
Beverages — 0.2%
Molson Coors Brewing Co., Class B	341	22,847

Biotechnology — 2.4%
Gilead Sciences, Inc.	3,538	275,362
United Therapeutics Corp.(a)	113	13,889

		289,251
Building Products — 0.2%
Owens Corning	367	22,835

Capital Markets — 1.8%
Goldman Sachs Group, Inc.	550	130,587
Morgan Stanley	1,695	85,699

		216,286
Chemicals — 1.2%
Eastman Chemical Co.	277	28,703
LyondellBasell Industries NV, Class A	755	83,646
Mosaic Co.	906	27,280
Westlake Chemical Corp.	32	3,431

		143,060
Commercial Services & Supplies — 0.1%
Stericycle, Inc.(a)	137	9,571

Communications Equipment — 3.0%
Cisco Systems, Inc.	8,102	342,633
Juniper Networks, Inc.	764	20,124

		362,757
Construction & Engineering — 0.9%
Fluor Corp.	663	33,979
Jacobs Engineering Group, Inc.	1,022	69,118

		103,097

Security	Shares	Value
Consumer Finance — 1.0%
Ally Financial, Inc.	1,059	$28,339
Capital One Financial Corp.	1,028	96,961

		125,300
Containers & Packaging — 0.3%
WestRock Co.	567	32,875

Diversified Financial Services — 0.3%
Jefferies Financial Group, Inc.	389	9,433
Voya Financial, Inc.	414	20,915

		30,348
Diversified Telecommunication Services — 1.8%
AT&T, Inc.	6,112	195,401
CenturyLink, Inc.	976	18,319

		213,720
Electric Utilities — 2.3%
Entergy Corp.	481	39,096
Exelon Corp.	4,039	171,658
PG&E Corp.(a)	1,605	69,143

		279,897
Electrical Equipment — 0.4%
Eaton Corp. PLC	620	51,565

Electronic Equipment, Instruments & Components — 0.8%
Arrow Electronics, Inc.(a)	178	13,499
Avnet, Inc.	206	9,033
Corning, Inc.	1,643	54,515
Flex Ltd.(a)	1,197	16,710

		93,757
Equity Real Estate Investment Trusts (REITs) — 2.8%
AGNC Investment Corp.	904	17,601
Annaly Capital Management, Inc.	2,351	25,202
Host Hotels & Resorts, Inc.	9,750	204,165
National Retail Properties, Inc.	575	25,651
VEREIT, Inc.	8,886	67,800

		340,419
Food & Staples Retailing — 5.4%
CVS Health Corp.	2,489	161,436
Kroger Co.	2,411	69,919
Walgreens Boots Alliance, Inc.	1,838	124,286
Walmart, Inc.	3,261	290,979

		646,620
Food Products — 2.3%
Archer-Daniels-Midland Co.	1,910	92,177
Bunge Ltd.	530	36,639
Ingredion, Inc.	134	13,574
J.M. Smucker Co.	292	32,447
Kraft Heinz Co.	821	49,465
Tyson Foods, Inc., Class A	924	53,269

		277,571
Health Care Providers & Services — 4.6%
AmerisourceBergen Corp.	339	27,740
Anthem, Inc.	493	124,729
Cardinal Health, Inc.	586	29,271
Centene Corp.(a)	418	54,478
Cigna Corp.	473	84,866
DaVita, Inc.(a)	213	14,969
Express Scripts Holding Co.(a)	1,682	133,652
McKesson Corp.	494	62,046
Universal Health Services, Inc., Class B	198	24,176

		555,927

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI USA Value Factor Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Hotels, Restaurants & Leisure — 0.7%
Carnival Corp.	1,454	$86,135

Household Durables — 0.8%
Lennar Corp., Class A	501	26,187
Newell Brands, Inc.	950	24,881
Toll Brothers, Inc.	295	10,402
Whirlpool Corp.	273	35,790

		97,260
Independent Power and Renewable Electricity Producers — 0.3%
AES Corp.	1,881	25,130
Vistra Energy Corp.(a)	542	12,249

		37,379
Insurance — 3.8%
Aflac, Inc.	826	38,442
American International Group, Inc.	1,983	109,482
Athene Holding Ltd., Class A(a)	235	10,780
Axis Capital Holdings Ltd.	102	5,769
Brighthouse Financial, Inc.(a)	245	10,640
Everest Re Group Ltd.	58	12,664
Hartford Financial Services Group, Inc.	419	22,081
Lincoln National Corp.	491	33,437
Loews Corp.	412	20,921
MetLife, Inc.	1,888	86,357
Prudential Financial, Inc.	958	96,672
Unum Group	361	14,343

		461,588
Internet & Direct Marketing Retail — 0.1%
Qurate Retail, Inc.(a)	668	14,222

IT Services — 1.9%
Alliance Data Systems Corp.	68	15,292
DXC Technology Co.	541	45,844
International Business Machines Corp.	1,158	167,829

		228,965
Machinery — 1.3%
AGCO Corp.	504	31,762
Cummins, Inc.	636	90,827
PACCAR, Inc.	576	37,855

		160,444
Media — 1.0%
Discovery, Inc., Class A(a)	511	13,582
Discovery, Inc., Class C(a)	954	23,421
News Corp., Class A	2,184	32,913
Viacom, Inc., Class B	1,530	44,446

		114,362
Metals & Mining — 1.2%
Freeport-McMoRan, Inc.	3,512	57,948
Newmont Mining Corp.	805	29,527
Nucor Corp.	543	36,343
Steel Dynamics, Inc.	364	17,141

		140,959
Multi-Utilities — 0.1%
SCANA Corp.	444	17,756

Multiline Retail — 2.7%
Kohl’s Corp.	1,034	76,382
Macy’s, Inc.	1,839	73,063
Nordstrom, Inc.	419	21,960
Target Corp.	1,904	153,615

		325,020
Oil, Gas & Consumable Fuels — 6.3%
Andeavor	278	41,717

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Antero Resources Corp.(a)	690	$14,173
Chevron Corp.	2,998	378,557
EQT Corp.	297	14,755
HollyFrontier Corp.	357	26,625
Kinder Morgan, Inc.	2,342	41,641
Marathon Petroleum Corp.	1,021	82,527
Newfield Exploration Co.(a)	267	7,668
Plains GP Holdings LP, Class A(a)	289	7,020
Valero Energy Corp.	1,201	142,138

		756,821
Paper & Forest Products — 0.2%
International Paper Co.	515	27,671

Personal Products — 0.1%
Coty, Inc., Class A	854	11,452

Pharmaceuticals — 6.0%
Allergan PLC	1,076	198,081
Jazz Pharmaceuticals PLC(a)	61	10,558
Mylan NV(a)	1,597	59,584
Perrigo Co. PLC	230	18,520
Pfizer, Inc.	10,940	436,834

		723,577
Professional Services — 0.2%
ManpowerGroup, Inc.	249	23,222

Real Estate Management & Development — 0.2%
Jones Lang LaSalle, Inc.	164	28,046

Road & Rail — 2.0%
AMERCO	29	10,935
Knight-Swift Transportation Holdings, Inc.	379	12,337
Norfolk Southern Corp.	1,289	217,841

		241,113
Semiconductors & Semiconductor Equipment — 6.5%
Intel Corp.	7,790	374,699
Lam Research Corp.	255	48,613
Micron Technology, Inc.(a)	3,760	198,491
ON Semiconductor Corp.(a)	400	8,820
Qorvo, Inc.(a)	257	21,012
QUALCOMM, Inc.	1,952	125,104

		776,739
Software — 0.4%
CA, Inc.	511	22,591
Dell Technologies, Inc., Class V(a)	282	26,091

		48,682
Specialty Retail — 0.3%
Gap, Inc.	1,082	32,644

Technology Hardware, Storage & Peripherals — 12.6%
Apple, Inc.	6,502	1,237,265
Hewlett Packard Enterprise Co.	5,069	78,265
HP, Inc.	2,471	57,031
NetApp, Inc.	481	37,287
Seagate Technology PLC	566	29,783
Western Digital Corp.	875	61,381
Xerox Corp.	514	13,349

		1,514,361
Textiles, Apparel & Luxury Goods — 0.5%
Michael Kors Holdings Ltd.(a)	555	37,035
Ralph Lauren Corp.	166	22,407

		59,442

32	2018 ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI USA Value Factor Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Trading Companies & Distributors — 0.8%
United Rentals, Inc.(a)	620	$92,256

Total Common Stocks — 99.2% (Cost — $10,337,993)		11,926,090

Investment Companies — 0.4%
iShares Edge MSCI USA Value Factor ETF(c)	559	47,755

Total Investment Companies — 0.4% (Cost — $45,397)		47,755

Total Long-Term Investments — 99.6% (Cost — $10,383,390)		11,973,845

Security	Shares	Value
Short-Term Securities — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.86%(b)(c)	34,146	$34,146

Total Short-Term Securities — 0.3% (Cost — $34,146)		34,146

Total Investments — 99.9% (Cost — $10,417,536)		12,007,991
Other Assets Less Liabilities — 0.1%		12,908

Net Assets — 100.0%		$12,020,899

(a)	Non-income producing security.
(b)	Annualized 7-day yield as of period end.

(c)	During the year ended July 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Shares Purchased		Shares Sold	Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	—		—	—	$—	$78	(b)	$(6)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	8,233	25,913	(c)	—	34,146	34,146	424		—	—
iShares Edge MSCI USA Value Factor ETF	694	4,244		(4,379)	559	47,755	1,507		16,059	1,194

						$81,901	$2,009		$16,053	$1,194

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Represents net shares purchased.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$10,893	$—	$—	$—	$10,893

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflects the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2018	iShares Edge MSCI USA Value Factor Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$11,926,090	$—	$—	$11,926,090
Investment Companies	47,755	—	—	47,755
Short-Term Securities	34,146	—	—	34,146

	$12,007,991	$—	$—	$12,007,991

(a)	See above Schedule of Investments for values in each sector.

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

34	2018 ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2018

	iShares Edge MSCI USA Momentum Factor Index Fund	iShares Edge MSCI USA Quality Factor Index Fund	iShares Edge MSCI USA Size Factor Index Fund	iShares Edge MSCI USA Value Factor Index Fund

ASSETS
Investments at value — unaffiliated(a)	$15,196,844	$23,691,153	$11,674,757	$11,926,090
Investments at value — affiliated(b)	846,088	1,087,237	372,871	81,901
Foreign currency at value(c)	—	—	80	—
Receivables:
Investment adviser	31,865	25,214	25,985	30,189
Dividends — unaffiliated	7,451	24,736	8,407	11,739
Capital shares sold	638	2,434	—	—
Receivable from Manager	636	631	630	630
Dividends — affiliated	81	159	35	44
Securities lending income — affiliated	42	19	85	16
Investments sold	—	—	33	87
Prepaid expenses	12,790	12,790	12,787	12,787

Total assets	16,096,435	24,844,373	12,095,670	12,063,483

LIABILITIES
Cash collateral on securities loaned at value(d)	571,144	473,054	190,688	—
Payables:
Other accrued expenses	40,409	43,364	42,766	39,621
Trustees’ and Officer’s fees	2,153	2,119	2,157	2,171
Capital shares redeemed	2,043	268	—	—
Board realignment and consolidation	636	631	630	630
Offering costs	—	—	—	162

Total liabilities	616,385	519,436	236,241	42,584

NET ASSETS	$15,480,050	$24,324,937	$11,859,429	$12,020,899

NET ASSETS CONSIST OF
Paid-in capital	$11,725,099	$21,738,605	$9,994,595	$10,116,659
Undistributed net investment income	18,945	29,240	22,840	17,717
Accumulated net realized gain	1,418,689	227,479	243,278	296,068
Net unrealized appreciation (depreciation)	2,317,317	2,329,613	1,598,716	1,590,455

NET ASSETS	$15,480,050	$24,324,937	$11,859,429	$12,020,899

NET ASSET VALUE

Institutional
Net assets	$1,846,257	$397,540	$120,185	$244,576

Shares outstanding(e)	135,026	32,679	10,135	20,563

Net asset value	$13.67	$12.16	$11.86	$11.89

Class K
Net assets	$13,633,793	$23,927,397	$11,739,244	$11,776,323

Shares outstanding(e)	996,937	1,966,906	990,000	990,000

Net asset value	$13.68	$12.16	$11.86	$11.90

(a) Investments at cost — unaffiliated	$12,880,135	$21,391,331	$10,087,915	$10,337,993
(b) Investments at cost — affiliated	$845,480	$1,057,446	$360,996	$79,543
(c) Foreign Currency at Cost	$—	$—	$81	$—
(d) Securities loaned at value	$563,962	$464,063	$188,093	$—
(e) Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Operations

Year Ended July 31, 2018

	iShares Edge MSCI USA Momentum Factor Index Fund	iShares Edge MSCI USA Quality Factor Index Fund	iShares Edge MSCI USA Size Factor Index Fund	iShares Edge MSCI USA Value Factor Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$182,879	$271,793	$209,390	$273,980
Dividends — affiliated	6,054	9,796	2,868	1,931
Securities lending income — affiliated — net	253	94	1,333	78
Foreign taxes withheld	(42)	(5)	(35)	—

Total investment income	189,144	281,678	213,556	275,989

EXPENSES
Professional	45,891	42,610	42,443	44,879
Registration	28,728	28,728	28,728	28,728
Offering	24,700	24,700	24,700	24,700
Investment advisory	11,045	11,410	9,074	9,205
Trustees and Officer	10,315	10,315	10,344	10,315
Custodian	5,479	2,866	1,303	2,779
Printing	5,173	5,640	5,129	5,104
Accounting services	814	814	814	814
Board realignment and consolidation	636	631	630	630
Transfer agent — class specific	331	84	73	70
Miscellaneous	8,654	8,653	8,673	8,634

Total expenses	141,766	136,451	131,911	135,858
Less:
Fees waived and/or reimbursed by the Manager	(120,510)	(114,757)	(114,610)	(118,311)
Transfer agent fees waived and/or reimbursed — class specific	(58)	(25)	(29)	(22)

Total expenses after fees waived and/or reimbursed	21,198	21,669	17,272	17,525

Net investment income	167,946	260,009	196,284	258,464

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,380,296	457,884	274,417	286,194
Investments — affiliated	50,563	2,668	1,437	16,053
Futures contracts	3,582	—	—	10,893
Foreign currency transactions	—	—	(1)	—

	1,434,441	460,552	275,853	313,140

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,142,791	1,573,279	823,676	1,141,519
Investments — affiliated	(25,369)	29,570	8,512	1,194
Futures contracts	1,248	—	—	—
Foreign currency translations	—	—	(1)	—

	1,118,670	1,602,849	832,187	1,142,713

Net realized and unrealized gain	2,553,111	2,063,401	1,108,040	1,455,853

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,721,057	$2,323,410	$1,304,324	$1,714,317

See notes to financial statements.

36	2018 ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares Edge MSCI USA Momentum Factor Index Fund		iShares Edge MSCI USA Quality Factor Index Fund
	Year Ended July 31, 2018	Period from 12/20/16 (a) to 07/31/17	Year Ended July 31, 2018	Period from 12/20/16 (a) to 07/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$167,946	$86,791	$260,009	$105,272
Net realized gain	1,434,441	754,112	460,552	186,305
Net change in unrealized appreciation (depreciation)	1,118,670	1,198,647	1,602,849	726,764

Net increase in net assets resulting from operations	2,721,057	2,039,550	2,323,410	1,018,341

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income:
Institutional	(8,766)	(743)	(2,910)	(902)
Class K	(157,737)	(76,367)	(248,093)	(92,099)
From net realized gain:
Institutional	(12,134)	—	(4,184)	—
Class K	(757,730)	—	(415,194)	—

Decrease in net assets resulting from distributions to shareholders	(936,367)	(77,110)	(670,381)	(93,001)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,726,920	10,006,000	11,721,178	10,025,390

NET ASSETS
Total increase in net assets	3,511,610	11,968,440	13,374,207	10,950,730
Beginning of year	11,968,440	—	10,950,730	—

End of year	$15,480,050	$11,968,440	$24,324,937	$10,950,730

Undistributed net investment income, end of year	$18,945	$13,482	$29,240	$15,953

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Changes in Net Assets  (continued)

	iShares Edge MSCI USA Size Factor Index Fund		iShares Edge MSCI USA Value Factor Index Fund
	Year Ended July 31, 2018	Period from 12/20/16 (a) to 07/31/17	Year Ended July 31, 2018	Period from 12/20/16 (a) to 07/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$196,284	$117,022	$258,464	$139,402
Net realized gain	275,853	64,299	313,140	33,122
Net change in unrealized appreciation (depreciation)	832,187	766,529	1,142,713	447,742

Net increase in net assets resulting from operations	1,304,324	947,850	1,714,317	620,266

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income:
Institutional	(1,986)	(1,008)	(3,637)	(1,210)
Class K	(200,717)	(102,493)	(259,865)	(122,416)
From net realized gain:
Institutional	(881)	—	(502)	—
Class K	(87,236)	—	(49,692)	—

Decrease in net assets resulting from distributions to shareholders	(290,820)	(103,501)	(313,696)	(123,626)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,576	10,000,000	123,638	10,000,000

NET ASSETS
Total increase in net assets	1,015,080	10,844,349	1,524,259	10,496,640
Beginning of year	10,844,349	—	10,496,640	—

End of year	$11,859,429	$10,844,349	$12,020,899	$10,496,640

Undistributed net investment income, end of year	$22,840	$17,028	$17,717	$19,327

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2018 ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Momentum Factor Index Fund
	Institutional
	Year Ended July 31, 2018	Period from 12/20/16 (a) to 7/31/17
Net asset value, beginning of period	$11.96	$10.00

Net investment income(b)	0.15	0.08
Net realized and unrealized gain	2.48	1.95

Net increase from investment operations	2.63	2.03

Distributions(c)
From net investment income	(0.16)	(0.07)
From net realized gain	(0.76)	—

Total distributions	(0.92)	(0.07)

Net asset value, end of period	$13.67	$11.96

Total Return(d)
Based on net asset value	22.65%	20.40	%(e)

Ratios to Average Net Assets
Total expenses	0.94%	1.38	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.18%	0.20	%(f)

Net investment income	1.10%	1.25	%(f)

Supplemental Data
Net assets, end of period (000)	$1,846	$126

Portfolio turnover rate	115%	68%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.85%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Momentum Factor Index Fund (continued)
	Class K
	Year Ended July 31, 2018	Period from 12/20/16 (a) to 07/31/17
Net asset value, beginning of period	$11.96	$10.00

Net investment income(b)	0.16	0.09
Net realized and unrealized gain	2.48	1.95

Net increase from investment operations	2.64	2.04

Distributions(c)
From net investment income	(0.16)	(0.08)
From net realized gain	(0.76)	—

Total distributions	(0.92)	(0.08)

Net asset value, end of period	$13.68	$11.96

Total Return(d)
Based on net asset value	22.77%	20.43	%(e)

Ratios to Average Net Assets
Total expenses	1.03%	1.28	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.15%	0.15	%(f)

Net investment income	1.22%	1.30	%(f)

Supplemental Data
Net assets, end of period (000)	$13,634	$11,843

Portfolio turnover rate	115%	68%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.75%.

See notes to financial statements.

40	2018 ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Quality Factor Index Fund
	Institutional
	Year Ended July 31, 2018		Period from 12/20/16 (a) to 07/31/17
Net asset value, beginning of period	$10.92		$10.00

Net investment income(b)	0.19		0.10
Net realized and unrealized gain	1.68		0.91

Net increase from investment operations .	1.87		1.01

Distributions(c)
From net investment income	(0.21)		(0.09)
From net realized gain	(0.42)		—

Total distributions	(0.63)		(0.09)

Net asset value, end of period	$12.16		$10.92

Total Return(d)
Based on net asset value	17.41	%(f)	10.12	%(e)(f)

Ratios to Average Net Assets
Total expenses	0.89%		1.42	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.18%		0.20	%(g)

Net investment income	1.62%		1.59	%(g)

Supplemental Data
Net assets, end of period (000)	$398		$109

Portfolio turnover rate	94%		18%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)

For the period from commencement through September 1, 2017, the Fund was not managed to the MSCI USA Sector Neutral Quality Index and the Fund’s total returns are the returns of the Fund when it inadvertently tracked the MSCI USA Quality Index.

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.90%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Quality Factor Index Fund (continued)
	Class K
	Year Ended July 31, 2018		Period from 12/20/16 (a) to 07/31/17
Net asset value, beginning of period	$10.93		$10.00

Net investment income(b)	0.21		0.11
Net realized and unrealized gain	1.65		0.91

Net increase from investment operations	1.86		1.02

Distributions(c)
From net investment income	(0.21)		(0.09)
From net realized gain	(0.42)		—

Total distributions	(0.63)		(0.09)

Net asset value, end of period	$12.16		$10.93

Total Return(d)
Based on net asset value	17.35	%(f)	10.25	%(e)(f)

Ratios to Average Net Assets
Total expenses	0.96%		1.32	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.15%		0.15	%(g)

Net investment income	1.83%		1.64	%(g)

Supplemental Data
Net assets, end of period (000)	$23,927		$10,841

Portfolio turnover rate	94%		18%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)

For the period from commencement through September 1, 2017, the Fund was not managed to the MSCI USA Sector Neutral Quality Index and the Fund’s total returns are the returns of the Fund when it inadvertently tracked the MSCI USA Quality Index.

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.80%.

See notes to financial statements.

42	2018 ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Size Factor Index Fund
	Institutional
	Year Ended July 31, 2018	Period from 12/20/16 (a) to 07/31/17
Net asset value, beginning of period	$10.84	$10.00

Net investment income(b)	0.19	0.11
Net realized and unrealized gain	1.12	0.83

Net increase from investment operations .	1.31	0.94

Distributions(c)
From net investment income	(0.20)	(0.10)
From net realized gain	(0.09)	—

Total distributions	(0.29)	(0.10)

Net asset value, end of period	$11.86	$10.84

Total Return(d)
Based on net asset value	12.19%	9.44	%(e)

Ratios to Average Net Assets
Total expenses	1.21%	1.50	%(f)(g)

Total expenses after fees waived and paid indirectly	0.19%	0.20	%(f)

Net investment income	1.69%	1.79	%(f)

Supplemental Data
Net assets, end of period (000)	$120	$108

Portfolio turnover rate	19%	9%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.99%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Size Factor Index Fund (continued)
	Class K
	Year Ended July 31, 2018	Period from 12/20/16 (a) to 07/31/17
Net asset value, beginning of period	$10.84	$10.00

Net investment income(b)	0.20	0.11
Net realized and unrealized gain	1.11	0.83

Net increase from investment operations .	1.31	0.94

Distributions(c)
From net investment income	(0.20)	(0.10)
From net realized gain	(0.09)	—

Total distributions	(0.29)	(0.10)

Net asset value, end of period	$11.86	$10.84

Total Return(d)
Based on net asset value	12.23%	9.47	%(e)

Ratios to Average Net Assets
Total expenses	1.16%	1.40	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.15%	0.15	%(f)

Net investment income	1.73%	1.74	%(f)

Supplemental Data
Net assets, end of period (000)	$11,739	$10,736

Portfolio turnover rate	19%	9%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.89%.

See notes to financial statements.

44	2018 ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Value Factor Index Fund
	Institutional
	Year Ended July 31, 2018	Period from 12/20/16 (a) to 07/31/17
Net asset value, beginning of period	$10.50	$10.00

Net investment income(b)	0.25	0.14
Net realized and unrealized gain	1.45	0.48

Net increase from investment operations	1.70	0.62

Distributions
From net investment income(c)	(0.26)	(0.12)
From net realized gain(c)	(0.05)	—

Total distributions	(0.31)	(0.12)

Net asset value, end of period	$11.89	$10.50

Total Return(d)
Based on net asset value	16.33%	6.24	%(e)

Ratios to Average Net Assets
Total expenses	1.16%	1.47	%(f)(g)

Total expenses after fees waived and paid indirectly	0.18%	0.20	%(f)

Net investment income	2.15%	2.18	%(f)

Supplemental Data
Net assets, end of period (000)	$245	$105

Portfolio turnover rate	24%	10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.97%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Value Factor Index Fund (continued)
	Class K
	Year Ended July 31, 2018	Period from 12/20/16 (a) to 07/31/17
Net asset value, beginning of period	$10.50	$10.00

Net investment income(b)	0.26	0.14
Net realized and unrealized gain	1.45	0.48

Net increase from investment operations	1.71	0.62

Distributions
From net investment income(c)	(0.26)	(0.12)
From net realized gain(c)	(0.05)	—

Total distributions	(0.31)	(0.12)

Net asset value, end of period	$11.90	$10.50

Total Return(d)
Based on net asset value	16.46%	6.27	%(e)

Ratios to Average Net Assets
Total expenses	1.18%	1.37	%(f)(g)

Total expenses after fees waived and paid indirectly	0.15%	0.15	%(f)

Net investment income	2.25%	2.23	%(f)

Supplemental Data
Net assets, end of period (000)	$11,776	$10,392

Portfolio turnover rate	24%	10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.87%.

See notes to financial statements.

46	2018 ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
iShares Edge MSCI USA Momentum Factor Index Fund	Momentum Factor Index Fund	Diversified
iShares Edge MSCI USA Quality Factor Index Fund	Quality Factor Index Fund	Non-diversified
iShares Edge MSCI USA Size Factor Index Fund	Size Factor Index Fund	Diversified
iShares Edge MSCI USA Value Factor Index Fund	Value Factor Index Fund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by each Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

See Note 8, Income Tax Information, for the tax character of each Fund’s distributions paid during the year.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value,

48	2018 ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Momentum Factor Index Fund
Citigroup Global Markets, Inc.	$20,112	$(20,112)	$—
Credit Suisse Securities (USA) LLC	19,837	(19,837)	—
Jefferies LLC	29,649	(29,649)	—
JPMorgan Securities LLC	494,364	(494,364)	—

	$563,962	$(563,962)	$—

Quality Factor Index Fund
Citigroup Global Markets, Inc.	$25,860	$(25,860)	$—
Morgan Stanley	438,203	(438,203)	—

	$464,063	$(464,063)	$—

Size Factor Index Fund
Citigroup Global Markets, Inc.	$54,884	$(54,884)	$—
Credit Suisse Securities (USA) LLC	3,831	(3,831)	—
JPMorgan Securities LLC	58,891	(58,891)	—
Morgan Stanley	53,358	(53,358)	—
SG Americas Securities LLC	17,129	(17,129)	—

	$188,093	$(188,093)	$—

(a)

Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above. Cash collateral has been received in connection with securities lending agreements as follows:

Momentum Factor Index Fund	Quality Factor Index Fund	Size Factor Index Fund
$571,144	$473,054	$190,688

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BTC. BTC’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable)

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to 0.08% of the average daily value of each Fund’s net assets.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

For the year ended July 31, 2018, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Class K	Total
Momentum Factor Index Fund	$310	$21	$331
Quality Factor Index Fund	66	18	84
Size Factor Index Fund	55	18	73
Value Factor Index Fund	61	9	70

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, the amounts waived were as follows:

Amount Waived
Momentum Factor Index Fund	$57
Quality Factor Index Fund	74
Size Factor Index Fund	22
Value Factor Index Fund	29

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Amount Waived
Momentum Factor Index Fund	$58
Quality Factor Index Fund	53
Size Factor Index Fund	38
Value Factor Index Fund	58

With respect to each Fund, the Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Class K
Momentum Factor Index Fund	0.20%	0.15%
Quality Factor Index Fund	0.20	0.15
Size Factor Index Fund	0.20	0.15
Value Factor Index Fund	0.20	0.15

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2027, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Funds.

50	2018 ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended July 31, 2018, the amounts waived and/or reimbursed by the Manager were as follows:

	Fees Waived by the Manager	Other Expenses Reimbursed by the Manager
Momentum Factor Index Fund	$10,930	$108,829
Quality Factor Index Fund	11,283	102,716
Size Factor Index Fund	9,014	104,906
Value Factor Index Fund	9,117	108,477

For the year ended July 31, 2018, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Class K	Total
Momentum Factor Index Fund	$38	$20	$58
Quality Factor Index Fund	8	17	25
Size Factor Index Fund	12	17	29
Value Factor Index Fund	14	8	22

The Funds have begun to incur expenses in connection with a potential realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, the amount reimbursed was as follows:

Amounts Reimbursed
Momentum Factor Index Fund	$636
Quality Factor Index Fund	631
Size Factor Index Fund	630
Value Factor Index Fund	630

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On July 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2019	2020
Momentum Factor Index Fund
Fund Level	$103,860	$119,758
Institutional	36	38
Class K	437	20
Quality Factor Index Fund
Fund Level	103,609	113,999
Institutional	36	8
Class K	437	17
Size Factor Index Fund
Fund Level	107,909	113,919
Institutional	37	12
Class K	437	17
Value Factor Index Fund
Fund Level	104,346	117,593
Institutional	38	14
Class K	437	8

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended July 31, 2018, the Fund paid BTC the following amounts for securities lending agent services:

	Momentum Factor Index Fund	Quality Factor Index Fund	Size Factor Index Fund	Value Factor Index Fund
BTC . . . . . . . . . . . . . . . . . .	$94	$33	$499	$30

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	Momentum Factor Index Fund	Quality Factor Index Fund	Size Factor Index Fund	Value Factor Index Fund
Purchases	$16,862,636	$24,857,524	$2,122,818	$2,854,677
Sales	15,759,868	13,532,354	2,126,471	2,785,199

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for the year ended July 31, 2018 and the period ended July 31, 2017.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

52	2018 ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses and the characterization of corporate actions were reclassified to the following accounts:

	Momentum Factor Index Fund	Quality Factor Index Fund	Size Factor Index Fund	Value Factor Index Fund
Paid-in Capital	$(4,020)	$(4,281)	$(3,474)	$(3,428)
Undistributed net investment income	4,020	4,281	12,231	3,428
Accumulated net realized gain	—	—	(8,757)	—

The tax character of distributions paid was as follows:

		Momentum Factor Index Fund	Quality Factor Index Fund	Size Factor Index Fund	Value Factor Index Fund
Ordinary Income	07/31/18	$934,782	$670,381	$290,816	$309,943
	07/31/17	77,110	93,001	103,501	123,626
Long-term capital gains	07/31/18	1,585	—	4	3,753
	07/31/17	—	—	—	—

	07/31/18	$936,367	$670,381	$290,820	$313,696

	07/31/17	$77,110	$93,001	$103,501	$123,626

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Momentum Factor Index Fund	Quality Factor Index Fund	Size Factor Index Fund	Value Factor Index Fund
Undistributed ordinary income	$794,204	$369,055	$178,112	$69,721
Undistributed long-term capital gains	651,712	33,124	96,919	246,182
Net unrealized gains(a)	2,309,035	2,184,153	1,589,803	1,588,337

	$3,754,951	$2,586,332	$1,864,834	$1,904,240

(a)	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and the characterization of corporate actions.

As of July 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

	Momentum Factor Index Fund	Quality Factor Index Fund	Size Factor Index Fund	Value Factor Index Fund
Tax cost	$13,733,897	$22,594,237	$10,457,824	$10,419,654

Gross unrealized appreciation	$2,470,207	$2,475,533	$1,921,368	$1,903,876
Gross unrealized depreciation	(161,172)	(291,380)	(331,564)	(315,539)

Net unrealized appreciation	$2,309,035	$2,184,153	$1,589,804	$1,588,337

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2018, the Funds did not borrow under the credit agreement.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Momentum Factor Index Fund, Quality Factor Index Fund and Value Factor Index Fund invested a significant portion of their assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/18		Period from 12/20/16 (a) to 07/31/17
Momentum Factor Index Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	167,449	$2,202,788	10,502	$106,000
Shares issued in reinvestment of distributions	893	11,702	—	—
Shares redeemed	(43,818)	(580,436)	—	—

Net increase	124,524	$1,634,054	10,502	$106,000

Class K
Shares sold	7,477	$100,405	990,000	$9,900,000
Shares issued in reinvestment of distributions	81	1,048	—	—
Shares redeemed	(621)	(8,587)	—	—

Net increase	6,937	92,866	990,000	9,900,000

Total Increase	131,461	$1,726,920	1,000,502	$10,006,000

54	2018 ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 07/31/18		Period from 12/20/16 (a) to 07/31/17
Quality Factor Index Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	93,312	$1,098,178	10,000	$100,000
Shares issued in reinvestment of distributions	67	806	—	—
Shares redeemed	(70,700)	(844,246)	—	—

Net increase	22,679	$254,738	10,000	$100,000

Class K
Shares sold	1,005,846	$11,841,493	992,317	$9,925,275
Shares issued in reinvestment of distributions	3,026	36,561	10	115
Shares redeemed	(34,293)	(411,614)	—	—

Net increase	974,579	11,466,440	992,327	9,925,390

Total Increase	997,258	$11,721,178	1,002,327	$10,025,390

Size Factor Index Fund
Institutional
Shares sold	135	$1,571	10,014	$100,150
Shares issued in reinvestment of distributions	—	5	—	—
Shares redeemed	—	—	(14)	(150)

Net increase	135	$1,576	10,000	$100,000

Class K
Shares sold	—	$—	990,000	$9,900,000
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

Net increase	—	—	990,000	9,900,000

Total Increase	135	$1,576	1,000,000	$10,000,000

Value Factor Index Fund
Institutional
Shares sold	19,004	$219,846	10,000	$100,000
Shares issued in reinvestment of distributions	90	1,044	—	—
Shares redeemed	(8,531)	(97,252)	—	—

Net increase	10,563	$123,638	10,000	$100,000

Class K
Shares sold	—	$—	990,000	$9,900,000
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

Net increase	—	—	990,000	9,900,000

Total Increase	10,563	$123,638	1,000,000	$10,000,000

(a)	Commencement of operations.

As of July 31, 2018, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

	Institutional	Class K
Momentum Factor Index Fund	10,000	990,000
Quality Factor Index Fund	10,000	990,000
Size Factor Index Fund	10,000	990,000
Value Factor Index Fund	10,000	990,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock Funds and Shareholders iShares Edge MSCI USA Momentum Factor Index Fund, iShares Edge MSCI USA Quality Factor Index Fund, iShares Edge MSCI USA Size Factor Index Fund and iShares Edge MSCI USA Value Factor Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Edge MSCI USA Momentum Factor Index Fund, iShares Edge MSCI USA Quality Factor Index Fund, iShares Edge MSCI USA Size Factor Index Fund and iShares Edge MSCI USA Value Factor Index Fund (four of the funds constituting BlackRock Funds, hereafter collectively referred to as the “Funds”) as of July 31, 2018, the related statements of operations for the year ended July 31, 2018 and the statements of changes in net assets and the financial highlights for the year ended July 31, 2018 and for the period December 20, 2016 (commencement of operations) through July 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2018, the results of each of their operations for the year ended July 31, 2018, and the changes in their changes in net assets and each of the financial highlights for the year ended July 31, 2018 and for the period December 20, 2016 (commencement of operations) through July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 27, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

During the fiscal year ended July 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Funds.

	Payable Date	Momentum Factor Index Fund	Quality Factor Index Fund	Size Factor Index Fund	Value Factor Index Fund
Qualified Dividend Income for Individuals(a)	10/13/17	10.73%	38.26%	53.26%	79.05%
	12/18/17	18.19%	32.22%	62.57%	84.11%
	04/12/18	13.66%	32.84%	40.32%	76.53%
	07/20/18	13.66%	32.84%	40.32%	76.53%
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	Quarterly	19.16%	30.50%	44.54%	75.87%
Qualified Short-Term Capital Gains for Non-U.S. Residents(b)	12/18/17	94.76%	87.30%	60.64%	40.76%
20% Long-Term Capital Gains Paid Per Share	12/18/17	$0.001575	$—	$—	$0.003753

(a)	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

56	2018 ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of iShares Edge MSCI USA Momentum Factor Index Fund (“Momentum Factor Index Fund”), iShares Edge MSCI USA Quality Factor Index Fund (“Quality Factor Index Fund”), iShares Edge MSCI USA Size Factor Index Fund (“Size Factor Index Fund”) and iShares Edge MSCI USA Value Factor Index Fund (“Value Factor Index Fund,” and together with Momentum Factor Index Fund, Quality Factor Index Fund and Size Factor Index Fund, the “Funds”), each a series of the Trust, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. The Board’s consideration of the Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of Fund service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	57

Disclosure of Investment Advisory Agreement  (continued)

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-year period reported, Size Factor Index Fund’s net performance was within the tolerance range of its benchmark.

The Board noted that for the one-year period reported, the net performance of each of Momentum Factor Index Fund and Value Factor Index Fund was out of the tolerance range of its benchmark. The Board and BlackRock reviewed the out of tolerance performance of these Funds over the applicable period. The Board was informed that, among other things, each of these Funds underperformed its benchmark and breached its lower tolerance, primarily driven by negative performance stemming from the impact of post-notified flows. Post-notified activity is a source of performance variation, relative to the benchmark, because the flow information is received after the close of the effective date of the activity introducing either a drag or boost to performance.

The Board noted that for the one-year period reported, Quality Factor Index Fund’s net performance was out of the tolerance range of its benchmark. The Board and BlackRock reviewed the Fund’s out of tolerance performance over the applicable period. The Board was informed that, among other things, the Fund outperformed its benchmark and breached its upper tolerance. For the period from inception through September 1, 2017, the Fund was not managed to the MSCI USA Sector Neutral Quality Index, and the Fund’s total returns are the returns of the Fund when it inadvertently tracked the MSCI USA Quality Index.

BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for each Fund.

58	2018 ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each respective Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Quality Factor Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers.

The Board noted that Size Factor Index Fund’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and total expense ratio ranked first out of four funds and second out of four funds, respectively, relative to the Fund’s Expense Peers.

The Board noted that Value Factor Index Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers.

The Board noted that Momentum Factor Index Fund’s contractual management fee rate ranked third out of four funds, and that the actual management fee rate and total expense ratio ranked first out of four funds and third out of four funds, respectively, relative to the Fund’s Expense Peers.

The Board also noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	59

Disclosure of Investment Advisory Agreement  (continued)

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and, as applicable, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

60	2018 ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board (d) and Trustee (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	27 RICs consisting of 142 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018)(d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	27 RICs consisting of 142 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	27 RICs consisting of 142 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	27 RICs consisting of 142 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	27 RICs consisting of 142 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	27 RICs consisting of 142 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	27 RICs consisting of 142 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	27 RICs consisting of 142 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	61

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	27 RICs consisting of 142 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	27 RICs consisting of 142 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	27 RICs consisting of 142 Portfolios	None

Interested Trustees (a) (e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	130 RICs consisting of 317 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	130 RICs consisting of 317 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also a board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

62	2018 ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock , Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 537-4942.

Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trusts.

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	63

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 537-4942.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 537-4942.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 537-4942; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 537-4942; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 537-4942 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

64	2018 ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	65

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FACTOR-7/18-AR

Item 2 –

Code of Ethics — The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Emerging Markets Fund	$50,000	$50,000	$9,000	$0	$21,800	$20,600	$0	$0
BlackRock Global Long/Short Equity Fund	$64,000	$64,000	$0	$0	$21,200	$20,600	$0	$0
iShares Edge MSCI Multifactor Intl Index Fund	$22,000	$21,800	$0	$0	$16,500	$14,727	$0	$0
iShares Edge MSCI Multifactor USA Index Fund	$22,000	$21,800	$0	$0	$15,500	$13,707	$0	$0
iShares Edge MSCI Min Vol EAFE Index Fund	$22,000	$21,800	$0	$0	$16,500	$14,727	$0	$0
iShares Edge MSCI Min Vol USA Index Fund	$22,000	$21,800	$0	$0	$15,200	$13,707	$0	$0
iShares Edge MSCI USA Momentum Factor Index Fund	$22,000	$22,000	$0	$0	$15,500	$13,107	$0	$0
iShares Edge MSCI USA Quality Factor Index	$22,000	$22,000	$0	$0	$15,500	$13,107	$0	$0

iShares Edge MSCI USA Size Factor Index Fund	$22,000	$22,000	$0	$0	$15,500	$13,107	$0	$0
iShares Edge MSCI USA Value Factor Index Fund	$22,000	$22,000	$0	$0	$15,500	$13,107	$0	$0
iShares MSCI Asia ex Japan Index Fund	$22,000	$22,140	$0	$5,000	$16,500	$14,727	$0	$0
iShares MSCI Developed World Index Fund	$22,000	$22,140	$0	$0	$16,500	$14,727	$0	$0
iShares Russell Mid-Cap Index	$22,000	$22,140	$0	$0	$15,500	$13,707	$0	$0
iShares Russell Small/Mid-Cap Index Fund	$22,000	$21,800	$0	$0	$15,500	$13,707	$0	$0
iShares Total U.S. Stock Market Index Fund	$22,000	$21,800	$0	$0	$15,500	$13,707	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) ) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Emerging Markets Fund	$30,800	$20,600
BlackRock Global Long/Short Equity Fund	$21,200	$20,600
iShares Edge MSCI Multifactor Intl Index	$16,500	$14,727
iShares Edge MSCI Multifactor USA Index Fund	$15,500	$13,707
iShares Edge MSCI Min Vol EAFE Index Fund	$16,500	$14,727
iShares Edge MSCI Min Vol USA Index Fund	$15,200	$13,707
iShares Edge MSCI USA Momentum Factor Index Fund	$15,500	$13,107
iShares Edge MSCI USA Quality Factor Index Fund	$15,500	$13,107
iShares Edge MSCI USA Size Factor Index	$15,500	$13,107
iShares Edge MSCI USA Value Factor Index Fund	$15,500	$13,107
iShares MSCI Asia ex Japan Index Fund	$16,500	$19,727
iShares MSCI Developed World Index Fund	$16,500	$14,727
iShares Russell Mid-Cap Index Fund	$15,500	$13,707
iShares Russell Small/Mid-Cap Index Fund	$15,500	$13,707
iShares Total U.S. Stock Market Index	$15,500	$13,707

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: October 4, 2018